================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06175

                               ECLIPSE FUNDS INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 EPOCH U.S. ALL CAP FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 EPOCH U.S. ALL CAP FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              21
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            28
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENTS                                 29
---------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS            34
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             34
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        34
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       34
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 35

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          8.30%   -0.20%   -4.31%
Excluding sales charges    14.60     0.93    -3.77




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                        MAINSTAY EPOCH
                           U.S. ALL       RUSSELL 3000    S&P 500    RUSSELL 3000(R)
                           CAP FUND       GROWTH INDEX     INDEX          INDEX
                        --------------    ------------    -------    ---------------
10/31/99                      9450            10000        10000          10000
                             10596            10981        10609          10963
                              6534             6661         7967           8204
                              5243             5347         6764           7026
                              6091             6596         8170           8691
                              6145             6830         8940           9517
                              7326             7444         9720          10526
                              8003             8291        11308          12249
                              9677             9867        12954          14030
                              5617             6212         8278           8894
10/31/09                      6438             7271         9090           9858





CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          8.77%   -0.09%   -4.25%
Excluding sales charges    15.10     1.05    -3.71




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                        MAINSTAY EPOCH
                           U.S. ALL       RUSSELL 3000    S&P 500    RUSSELL 3000(R)
                           CAP FUND       GROWTH INDEX     INDEX          INDEX
                        --------------    ------------    -------    ---------------
10/31/99                     23625            25000        25000          25000
                             26490            27451        26523          27408
                             16336            16652        19918          20510
                             13107            13368        16909          17566
                             15229            16491        20426          21727
                             15363            17074        22350          23793
                             18315            18609        24299          26316
                             20009            20728        28270          30623
                             24193            24667        32386          35074
                             14062            15531        20696          22235
10/31/09                     16185            18178        22725          24645





CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          8.71%   -0.22%   -4.55%
Excluding sales charges    13.71     0.15    -4.55





                                                            (With sales charges)
(PERFORMANCE GRAPH)

                        MAINSTAY EPOCH
                           U.S. ALL       RUSSELL 3000    S&P 500    RUSSELL 3000(R)
                           CAP FUND       GROWTH INDEX     INDEX          INDEX
                        --------------    ------------    -------    ---------------
10/31/99                     10000            10000        10000          10000
                             11102            10981        10609          10963
                              6773             6661         7967           8204
                              5394             5347         6764           7026
                              6219             6596         8170           8691
                              6229             6830         8940           9517
                              7368             7444         9720          10526
                              7990             8291        11308          12249
                              9588             9867        12954          14030
                              5520             6212         8278           8894
10/31/09                      6276             7271         9090           9858






1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. Effective August 1, 2009, the Fund's prior contractual expense limitation agreement terminated and the Fund has a voluntary agreement in place. This voluntary agreement may be discontinued at any time.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE      TEN
TOTAL RETURNS               YEAR     YEARS     YEARS
----------------------------------------------------
With sales charges         12.69%    0.16%    -4.54%
Excluding sales charges    13.69     0.16     -4.54




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                MAINSTAY EPOCH
                                   U.S. ALL       RUSSELL 3000    S&P 500    RUSSELL 3000(R)
                                   CAP FUND       GROWTH INDEX     INDEX          INDEX
                                --------------    ------------    -------    ---------------
10/31/99                             10000            10000        10000          10000
                                     11102            10981        10609          10963
                                      6773             6661         7967           8204
                                      5394             5347         6764           7026
                                      6219             6596         8170           8691
                                      6232             6830         8940           9517
                                      7375             7444         9720          10526
                                      7997             8291        11308          12249
                                      9598             9867        12954          14030
                                      5527             6212         8278           8894
10/31/09                              6283             7271         9090           9858





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL            ONE      FIVE     TEN
TOTAL RETURNS     YEAR    YEARS    YEARS
----------------------------------------
                 15.48%    1.56%   -3.37%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                        MAINSTAY EPOCH
                           U.S. ALL       RUSSELL 3000    S&P 500    RUSSELL 3000(R)
                           CAP FUND       GROWTH INDEX     INDEX          INDEX
                        --------------    ------------    -------    ---------------
10/31/99                     10000            10000        10000          10000
                             11224            10981        10609          10963
                              6921             6661         7967           8204
                              5566             5347         6764           7026
                              6483             6596         8170           8691
                              6566             6830         8940           9517
                              7873             7444         9720          10526
                              8651             8291        11308          12249
                             10520             9867        12954          14030
                              6144             6212         8278           8894
10/31/09                      7095             7271         9090           9858





 BENCHMARK PERFORMANCE                    ONE      FIVE     TEN
                                          YEAR    YEARS    YEARS
Russell 3000(R) Index(4)                 10.83%    0.71%   -0.14%
Russell 3000(R) Growth Index(5)          17.04     1.26    -3.14
S&P 500(R) Index(6)                       9.80     0.33    -0.95
Average Lipper multi-cap core fund(7)    15.09     0.87     1.59



2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been lower.
4. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 3000(R) Index is the Fund's broad-based securities market index for comparison purposes. Effective June 29, 2009, the Fund selected the Russell 3000(R) Index as its primary benchmark in replacement of the Russell 3000(R) Growth Index because it believes that this index is more reflective of the Fund's investment style. An investment cannot be made directly in an index.
5. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7. The average Lipper multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Epoch U.S. All Cap Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EPOCH U.S. ALL CAP FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,163.40        $ 9.27         $1,016.60         $ 8.64
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,165.40        $ 6.88         $1,018.90         $ 6.41
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,158.20        $13.33         $1,012.90         $12.43
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,158.80        $13.33         $1,012.90         $12.43
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,167.00        $ 5.30         $1,020.30         $ 4.94
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.70% for Investor Class, 1.26% for Class A, 2.45% for Class B and Class C and 0.97% for Class I ) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Software                               10.0%
Health Care Providers & Services        7.7
Capital Markets                         7.4
Oil, Gas & Consumable Fuels             6.3
Chemicals                               6.0
IT Services                             6.0
Insurance                               6.0
Aerospace & Defense                     5.2
Multi-Utilities                         4.1
Energy Equipment & Services             3.2
Computers & Peripherals                 2.8
Containers & Packaging                  2.6
Machinery                               2.6
Specialty Retail                        2.5
Commercial Services & Supplies          2.2
Real Estate Investment Trusts           2.2
Pharmaceuticals                         2.1
Life Sciences Tools & Services          2.0
Media                                   2.0
Distributors                            1.8
Gas Utilities                           1.8
Hotels, Restaurants & Leisure           1.8
Household Durables                      1.7
Electronic Equipment & Instruments      1.4
Health Care Equipment & Supplies        1.2
Food Products                           1.1
Textiles, Apparel & Luxury Goods        1.0
Tobacco                                 1.0
Semiconductors & Semiconductor
  Equipment                             0.9
Thrifts & Mortgage Finance              0.9
Diversified Financial Services          0.8
Diversified Consumer Services           0.6
Short-Term Investment                   1.3
Liabilities in Excess of Other
  Assets                               -0.2
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Microsoft Corp.
    2.  Visa, Inc. Class A
    3.  DaVita, Inc.
    4.  ExxonMobil Corp.
    5.  Everest Re Group, Ltd.
    6.  Praxair, Inc.
    7.  Franklin Resources, Inc.
    8.  Apple, Inc.
    9.  MetLife, Inc.
   10.  Laboratory Corp. of America Holdings






8    MainStay Epoch U.S. All Cap Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY MACKAY SHIELDS LLC (MACKAY SHIELDS), THE FUND'S FORMER SUBADVISOR, AND DAVID PEARL, CFA, WILLIAM PRIEST, CFA, AND MICHAEL WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. (EPOCH), THE FUND'S SUBADVISOR.(1)

HOW DID MAINSTAY EPOCH U.S. ALL CAP FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 14.60% for Investor Class shares, 15.10% for Class A shares, 13.71% for Class B shares and 13.69% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 15.48%. Class I shares and Class A shares outperformed--and Investor Class, Class B and Class C shares underperformed--the 15.09% return of the average Lipper(2) multi-cap core fund. All share classes outperformed the 10.83% return of the Russell 3000(R) Index(3) for the 12 months ended October 31, 2009. All share classes underperformed the 17.04% return of the Russell 3000(R) Growth Index(4) during the reporting period. The Russell 3000(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S PORTFOLIO MANAGEMENT OR INVESTMENT APPROACH DURING THE REPORTING PERIOD?

In connection with a larger initiative by MacKay Shields to reposition and rationalize its investment capabilities, the Fund's Board of Trustees approved the replacement of MacKay Shields with Epoch as the Subadvisor to the Fund, effective June 29, 2009. For the period from November 1, 2008, to June 28, 2009, the Fund's performance figures referenced above reflect the performance of the Fund while it was managed by its former subadvisor, MacKay Shields.

Effective June 29, 2009, the Fund changed its investment objective, principal investment strategy and investment process and amended its principal risks. Also effective on this date, the Fund changed its primary benchmark index from the Russell 3000(R) Growth Index to the Russell 3000(R) Index. Effective October 16, 2009, the Fund changed its name from MainStay All Cap Growth Fund to MainStay Epoch U.S. All Cap Fund.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE STRONG PERFORMERS FOR THE FUND AND WHICH SECTORS WERE WEAK?

During the first eight months of the reporting period, consumer discretionary, information technology and materials were strong sector contributors to the Fund's absolute performance. Weak-performing sectors during this portion of the reporting period included utilities, energy and financials.

During the last four months of the reporting period, the Fund's strongest-performing sectors were financials and information technology. Overweight positions and favorable stock selection in these sectors added value relative to the Russell 3000(R) Index. Other strong contributors to performance relative to the Fund's new benchmark included underweight positions in consumer staples and telecommunication services and favorable stock selection in the energy sector.

During the last four months of the reporting period, the sectors that detracted the most from the Fund's performance relative to the Russell 3000(R) Index were consumer staples and health care. In both cases, stock selection was responsible for the Fund's weak performance relative to the benchmark. Underweight positions and unfortunate stock selection in the consumer discretionary and industrial sectors, along with an overweight position in utilities, also detracted from the Fund's performance relative to the Russell 3000(R) Index.


----------

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small-capitalization companies may be subject to more price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

1. During the reporting period, New York Life Investments delegated day-to-day portfolio management responsibilities to MacKay Shields from November 1, 2008, to June 29, 2009, and to Epoch beginning on June 29, 2009. MacKay Shields is an affiliate of New York Life Investments. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information about Lipper Inc.
3. See footnote on page 6 for more information on the Russell 3000(R) Index.
4. See footnote on page 6 for more information on the Russell 3000(R) Growth Index.

                                                    mainstayinvestments.com    9

WHICH INDIVIDUAL SECURITIES WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, strong contributors to the Fund's absolute performance (taking total returns and weightings into account) included retailer Kohl's, beverage distributor Hansen Natural and computer and electronic device manufacturer Apple.

During the last four months of the reporting period, the strongest contributor to the Fund's absolute performance was information technology company Perot Systems, which received a takeover bid at a premium from personal computer company Dell. Other notable contributors to performance were investment management company Franklin Resources and business services company Visa. All three stocks posted positive returns during the reporting period.

DURING THE REPORTING PERIOD, WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

During the first eight months of the reporting per-iod, stocks that detracted from the Fund's absolute performance included railroad company Norfolk Southern, scientific instruments maker Thermo Fisher Scientific and natural gas company Williams.

During the last four months of the reporting period, major detractors from the Fund's absolute performance were semiconductor company MEMC Electronics, medical device manufacturer Boston
Scientific and video game software and content developer Electronic Arts, all of which posted negative returns during the reporting period. The Fund continued to hold all three positions despite weak stock prices.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

During the first eight months of the reporting period, the Fund purchased several stocks, including fertilizer company Potash Corp of Saskatchewan and banking and financial services company Bank of America. Among the stocks the Fund sold during this portion of the reporting period were tobacco company Phillip Morris and software maker Autodesk.

During the last four months of the reporting period, the Fund purchased shares of specialty retailer GameStop. The company sells new and used video game hardware, software and accessories. Given the company's leading position in video game software, we believe that GameStop is well positioned as the latest video game cycle matures. We also initiated a position in Wisconsin Energy, the largest electric and gas utility in Wisconsin. During the last four months of the reporting period, the Fund sold SCANA, a regulated electric and gas utility serving customers in North and South Carolina. The Fund also eliminated its positions in three energy companies, including Southern Union.

HOW DID THE FUND CHANGE ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the first eight months of the reporting period, the Fund reduced its overweight position relative to the Russell 3000(R) Growth Index in the health care and consumer staples sectors. At the midpoint of the reporting period, the Fund held a neutral position in consumer staples and a modest overweight position in health care. Relative to the Russell 3000(R) Growth Index, the Fund moved from an underweight to a neutral position in the consumer discretionary sector. The Fund also added to its energy weighting, which was significantly lower than the sector's weighting in the Russell 3000(R) Growth Index at the beginning of the reporting period. These moves were part of a move away from defensive sectors to sectors that were more cyclical, or more likely to be responsive to an economic upturn.

During the last four months of the reporting period, the Fund reduced a modest overweight position relative to the Russell 3000(R) Index in the energy sector, bringing it to slightly underweight relative to the new benchmark. The Fund also increased its exposure to the consumer discretionary sector during the last four months of the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund held overweight positions relative to the Russell 3000(R) Index in the materials, financials and information technology sectors and underweight positions in consumer staples, telecommunications and energy.

On the belief that business investment would tend toward creating efficiencies rather than increasing capacity, the Fund remained very selective in its industrial and technology investments. When focusing on the consumer, the Fund emphasized value, whether it was in consumer staples, retailing or homebuilding. The Fund continued to treat the health care sector as generally undervalued, and pursued companies likely to fare well whatever direction health care reform might take. The Fund sought companies selling into emerging markets whose growth, spurred by strong stimulus programs, might be higher than that in the United States. In energy, the Fund invested in companies with reasonably


10    MainStay Epoch U.S. All Cap Fund
stable prospects and strong backlogs from orders or hedges.

Overall, we believe that the Fund was positioned in strong businesses that generate a high degree of reliable cash flow and may be in a position to enhance shareholder value.



----------
The opinions expressed are those of the responders as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                       SHARES           VALUE
COMMON STOCKS 98.9%+
-------------------------------------------------------------

AEROSPACE & DEFENSE 5.2%
Alliant Techsystems, Inc. (a)          52,850   $   4,110,673
Boeing Co. (The)                       82,300       3,933,940
Rockwell Collins, Inc.                 73,050       3,680,259
                                                -------------
                                                   11,724,872
                                                -------------

CAPITAL MARKETS 7.4%
Ameriprise Financial, Inc.            147,050       5,098,224
Bank of New York Mellon Corp.
  (The)                               181,550       4,840,123
V  Franklin Resources, Inc.            64,550       6,753,866
                                                -------------
                                                   16,692,213
                                                -------------

CHEMICALS 6.0%
E.I. du Pont de Nemours &
  Co.                                 131,900       4,197,058
International Flavors &
  Fragrances, Inc.                     68,850       2,622,496
V  Praxair, Inc.                       85,650       6,804,036
                                                -------------
                                                   13,623,590
                                                -------------

COMMERCIAL SERVICES & SUPPLIES 2.2%
Waste Management, Inc.                168,400       5,031,792
                                                -------------



COMPUTERS & PERIPHERALS 2.8%
V  Apple, Inc. (a)                     33,950       6,399,575
                                                -------------



CONTAINERS & PACKAGING 2.6%
Silgan Holdings, Inc.                 110,400       5,934,000
                                                -------------



DISTRIBUTORS 1.8%
Genuine Parts Co.                     118,950       4,162,061
                                                -------------



DIVERSIFIED CONSUMER SERVICES 0.6%
Service Corp. International           206,250       1,416,938
                                                -------------



DIVERSIFIED FINANCIAL SERVICES 0.8%
NYSE Euronext                          68,750       1,777,188
                                                -------------



ELECTRONIC EQUIPMENT & INSTRUMENTS 1.4%
Corning, Inc.                         219,110       3,201,197
                                                -------------



ENERGY EQUIPMENT & SERVICES 3.2%
Cameron International Corp.
  (a)                                  63,000       2,329,110
National Oilwell Varco, Inc.
  (a)                                  80,400       3,295,596
Weatherford International,
  Ltd. (a)                             86,250       1,511,962
                                                -------------
                                                    7,136,668
                                                -------------

FOOD PRODUCTS 1.1%
Corn Products International,
  Inc.                                 86,350       2,433,343
                                                -------------



GAS UTILITIES 1.8%
ONEOK, Inc.                           110,650       4,006,637
                                                -------------



HEALTH CARE EQUIPMENT & SUPPLIES 1.2%
Boston Scientific Corp. (a)           328,900       2,670,668
                                                -------------



HEALTH CARE PROVIDERS & SERVICES 7.7%
Aetna, Inc.                           138,050       3,593,442
V  DaVita, Inc. (a)                   142,050       7,532,911
V  Laboratory Corp. of
  America Holdings (a)                 90,700       6,248,323
                                                -------------
                                                   17,374,676
                                                -------------

HOTELS, RESTAURANTS & LEISURE 1.8%
International Game Technology         229,450       4,093,388
                                                -------------



HOUSEHOLD DURABLES 1.7%
KB Home                               272,100       3,858,378
                                                -------------



INSURANCE 6.0%
V  Everest Re Group, Ltd.              80,650       7,056,068
V  MetLife, Inc.                      187,566       6,382,871
                                                -------------
                                                   13,438,939
                                                -------------

IT SERVICES 6.0%
V  Visa, Inc. Class A                 130,150       9,860,164
Western Union Co. (The)               201,900       3,668,523
                                                -------------
                                                   13,528,687
                                                -------------

LIFE SCIENCES TOOLS & SERVICES 2.0%
Thermo Fisher Scientific,
  Inc. (a)                            102,450       4,610,250
                                                -------------



MACHINERY 2.6%
Deere & Co.                            57,650       2,625,957
Wabtec Corp.                           87,750       3,225,690
                                                -------------
                                                    5,851,647
                                                -------------

MEDIA 2.0%
Comcast Corp. Class A                 322,000       4,514,440
                                                -------------



MULTI-UTILITIES 4.1%
Vectren Corp.                         177,400       3,998,596
Wisconsin Energy Corp.                118,250       5,163,977
                                                -------------
                                                    9,162,573
                                                -------------

OIL, GAS & CONSUMABLE FUELS 6.3%
ConocoPhillips                         91,250       4,578,925
V  ExxonMobil Corp.                   103,850       7,442,929
XTO Energy, Inc.                       54,850       2,279,566
                                                -------------
                                                   14,301,420
                                                -------------

PHARMACEUTICALS 2.1%
Endo Pharmaceuticals
  Holdings, Inc. (a)                  210,550       4,716,320
                                                -------------





+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.


12    MainStay Epoch U.S. All Cap Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS 2.2%
Ventas, Inc.                          123,950   $   4,974,114
                                                -------------



SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.9%
MEMC Electronic Materials,
  Inc. (a)                            160,600       1,994,652
                                                -------------



SOFTWARE 10.0%
Electronic Arts, Inc. (a)             135,850       2,477,904
V  Microsoft Corp.                    387,000      10,731,510
Oracle Corp.                          201,700       4,255,870
Sybase, Inc. (a)                      126,550       5,006,318
                                                -------------
                                                   22,471,602
                                                -------------

SPECIALTY RETAIL 2.5%
GameStop Corp. Class A (a)            137,600       3,342,304
TJX Cos., Inc.                         58,450       2,183,108
                                                -------------
                                                    5,525,412
                                                -------------

TEXTILES, APPAREL & LUXURY GOODS 1.0%
Warnaco Group, Inc. (The) (a)          54,450       2,206,859
                                                -------------



THRIFTS & MORTGAGE FINANCE 0.9%
Hudson City Bancorp, Inc.             157,000       2,062,980
                                                -------------



TOBACCO 1.0%
Philip Morris International,
  Inc.                                 45,400       2,150,144
                                                -------------
Total Common Stocks
  (Cost $205,051,273)                             223,047,223
                                                -------------



                                    PRINCIPAL
                                       AMOUNT           VALUE
SHORT-TERM INVESTMENT 1.3%
-------------------------------------------------------------

REPURCHASE AGREEMENT 1.3%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/02/09
  Proceeds at Maturity
  $3,009,099 (Collateralized
  by a United States Treasury
  Bill with a rate of 0.105%
  and a maturity date of
  3/18/10 with a Principal
  Amount of $3,075,000 and a
  Market Value of $3,073,770)      $3,009,096   $   3,009,096
                                                -------------
Total Short-Term Investment
  (Cost $3,009,096)                                 3,009,096
                                                -------------
Total Investments
  (Cost $208,060,369) (b)               100.2%    226,056,319
Liabilities in Excess of
  Other Assets                           (0.2)       (465,419)
                                        -----    ------------
Net Assets                              100.0%  $ 225,590,900
                                        =====    ============





(a)  Non-income producing security.
(b)  At October 31, 2009, cost is $208,060,703
     for federal income tax purposes and net
     unrealized appreciation is as follows:




Gross unrealized appreciation       $22,655,509
Gross unrealized depreciation        (4,659,893)
                                    -----------
Net unrealized appreciation         $17,995,616
                                    ===========



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Common Stocks                                  $223,047,223    $       --      $       --    $223,047,223
 Short-Term Investment
     Repurchase Agreement                                 --     3,009,096              --       3,009,096
                                                ------------    ----------      ----------    ------------
 Total Investments in Securities                $223,047,223    $3,009,096             $--    $226,056,319
                                                ============    ==========      ==========    ============




At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $208,060,369)     $226,056,319
Receivables:
  Dividends and interest                  159,665
  Fund shares sold                         24,228
Other assets                               13,472
                                     ------------
     Total assets                     226,253,684
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                    350,590
  Manager (See Note 3)                    104,780
  Shareholder communication                88,282
  Professional fees                        63,048
  Transfer agent (See Note 3)              34,230
  NYLIFE Distributors (See Note 3)         13,202
  Custodian                                 3,221
  Directors                                   692
Accrued expenses                            4,739
                                     ------------
     Total liabilities                    662,784
                                     ------------
Net assets                           $225,590,900
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 1.2 billion shares
  authorized                         $    120,883
Additional paid-in capital            230,540,122
                                     ------------
                                      230,661,005
Accumulated net investment income         578,010
Accumulated net realized loss on
  investments                         (23,644,065)
Net unrealized appreciation on
  investments                          17,995,950
                                     ------------
Net assets                           $225,590,900
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  6,384,440
                                     ============
Shares of capital stock outstanding       361,526
                                     ============
Net asset value per share
  outstanding                        $      17.66
Maximum sales charge (5.50% of
  offering price)                            1.03
                                     ------------
Maximum offering price per share
  outstanding                        $      18.69
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 14,006,448
                                     ============
Shares of capital stock outstanding       788,559
                                     ============
Net asset value per share
  outstanding                        $      17.76
Maximum sales charge (5.50% of
  offering price)                            1.03
                                     ------------
Maximum offering price per share
  outstanding                        $      18.79
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $  6,383,051
                                     ============
Shares of capital stock outstanding       378,972
                                     ============
Net asset value and offering price
  per share outstanding              $      16.84
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  3,514,093
                                     ============
Shares of capital stock outstanding       208,402
                                     ============
Net asset value and offering price
  per share outstanding              $      16.86
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $195,302,868
                                     ============
Shares of capital stock outstanding    10,350,857
                                     ============
Net asset value and offering price
  per share outstanding              $      18.87
                                     ============






14    MainStay Epoch U.S. All Cap Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  2,547,386
  Interest                                  5,824
                                     ------------
     Total income                       2,553,210
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,576,691
  Transfer agent--Investor Class
     (See Note 3)                          37,222
  Transfer agent--Class A (See Note
     3)                                     6,430
  Transfer agent--Classes B and C
     (See Note 3)                          61,314
  Transfer agent--Class I (See Note
     3)                                    84,811
  Shareholder communication               142,812
  Professional fees                       103,897
  Distribution--Class B (See Note
     3)                                    42,942
  Distribution--Class C (See Note
     3)                                    25,121
  Distribution/Service--Investor
     Class (See Note 3)                    13,869
  Distribution/Service--Class A
     (See Note 3)                          29,865
  Service--Class B (See Note 3)            14,314
  Service--Class C (See Note 3)             8,373
  Registration                             64,032
  Custodian                                10,388
  Directors                                 8,783
  Miscellaneous                            19,192
                                     ------------
     Total expenses before waiver       2,250,056
  Expense waiver from Manager (See
     Note 3)                             (274,856)
                                     ------------
     Net expenses                       1,975,200
                                     ------------
Net investment income                     578,010
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (18,006,679)
Net change in unrealized
  depreciation on investments          45,128,203
                                     ------------
Net realized and unrealized gain on
  investments                          27,121,524
                                     ------------
Net increase in net assets
  resulting from operations          $ 27,699,534
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $1,731.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income
  (loss)                       $    578,010   $    (779,045)
 Net realized loss on
  investments and written
  option transactions           (18,006,679)     (5,509,257)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 45,128,203    (134,240,771)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     27,699,534    (140,529,073)
                               ----------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Class A                              --      (2,620,075)
    Class B                              --        (967,804)
    Class C                              --        (613,306)
    Class I                              --     (21,877,519)
                               ----------------------------
 Total distributions to
  shareholders                           --     (26,078,704)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         47,937,660      42,696,821
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                          --      25,861,146
 Cost of shares redeemed        (35,694,263)    (66,261,284)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          12,243,397       2,296,683
                               ----------------------------
    Net increase (decrease)
     in net assets               39,942,931    (164,311,094)

NET ASSETS:
Beginning of year               185,647,969     349,959,063
                               ----------------------------
End of year                    $225,590,900   $ 185,647,969
                               ============================
Accumulated net investment
 income at end of year         $    578,010   $          --
                               ============================






16    MainStay Epoch U.S. All Cap Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                            INVESTOR CLASS
                                --------------------------------------
                                                          FEBRUARY 28,
                                                             2008**
                                 YEAR ENDED                  THROUGH
                                OCTOBER 31,                OCTOBER 31,

                                --------------------------------------
                                    2009                      2008
Net asset value at
  beginning of period              $15.40                    $ 23.34
                                   ------                    -------
Net investment income
  (loss) (a)                        (0.05)                     (0.13)
Net realized and
  unrealized gain (loss)
  on investments                     2.31                      (7.81)
                                   ------                    -------
Total from investment
  operations                         2.26                      (7.94)
                                   ------                    -------
Less distributions:
  From net realized gain
     on investments                    --                         --
                                   ------                    -------
Net asset value at end of
  period                           $17.66                    $ 15.40
                                   ======                    =======
Total investment return
  (c)                               14.68% (f)                (34.02%)(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                         (0.29%)                    (0.88%)++
  Net expenses                       1.67%                      1.64% ++
  Expenses (before
     waiver/recoupment)              1.96%                      1.66% ++
Portfolio turnover rate               135%                        56%
Net assets at end of
  period (in 000's)                $6,384                    $ 5,460




                                                         CLASS B
                               -----------------------------------------------------------
                                                  YEAR ENDED OCTOBER 31,

                               -----------------------------------------------------------
                                 2009             2008        2007        2006       2005
Net asset value at
  beginning of period           $14.80          $ 28.03     $ 23.36     $ 21.54     $18.21
                                ------          -------     -------     -------     ------
Net investment loss (a)          (0.15)           (0.34)      (0.39)      (0.37)     (0.36)(b)
Net realized and
  unrealized gain (loss)
  on investments                  2.19           (10.65)       5.06        2.19       3.69
                                ------          -------     -------     -------     ------
Total from investment
  operations                      2.04           (10.99)       4.67        1.82       3.33
                                ------          -------     -------     -------     ------
Less distributions:
  From net realized gain
     on investments                 --            (2.24)         --          --         --
                                ------          -------     -------     -------     ------
Net asset value at end of
  period                        $16.84          $ 14.80     $ 28.03     $ 23.36     $21.54
                                ======          =======     =======     =======     ======
Total investment return
  (c)                            13.78% (f)      (42.43%)     19.99%       8.45%     18.29%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss            (1.04%)          (1.55%)     (1.54%)     (1.63%)    (1.70%)(b)
  Net expenses                    2.42%            2.34%       2.30%       2.25%      2.30%
  Expenses (before
     waiver/recoupment)           2.71%            2.35%       2.28% (e)   2.29%      2.34%
Portfolio turnover rate            135%              56%         37%         46%        31%
Net assets at end of
  period (in 000's)             $6,383          $ 6,191     $11,925     $10,770     $9,499




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss include $0.01 per share and 0.06%, respectively, as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Epoch U.S. All Cap Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            CLASS A
--------------------------------------------------------------



                    YEAR ENDED OCTOBER 31,

--------------------------------------------------------------
   2009              2008        2007        2006        2005
  $ 15.42          $ 28.85     $ 23.86     $ 21.84     $ 18.32
  -------          -------     -------     -------     -------
     0.02            (0.14)      (0.21)      (0.21)      (0.19)(b)
     2.32           (11.05)       5.20        2.23        3.71
  -------          -------     -------     -------     -------
     2.34           (11.19)       4.99        2.02        3.52
  -------          -------     -------     -------     -------

       --            (2.24)         --          --          --
  -------          -------     -------     -------     -------
  $ 17.76          $ 15.42     $ 28.85     $ 23.86     $ 21.84
  =======          =======     =======     =======     =======
    15.18%(f)       (41.88%)     20.91%       9.25%      19.21%

     0.13%           (0.59%)     (0.79%)     (0.89%)     (0.95%)(b)
     1.26%            1.39%       1.55%       1.50%       1.55%
     1.34%            1.40%       1.53% (e)   1.54%       1.59%
      135%              56%         37%         46%         31%
  $14,006          $12,771     $32,894     $28,170     $14,333




                          Class C
----------------------------------------------------------
                  Year ended October 31,

  -----------------------
  2009              2008       2007       2006       2005
  $14.82          $ 28.06     $23.38     $21.56     $18.22
  ------          -------     ------     ------     ------
   (0.15)           (0.34)     (0.39)     (0.37)     (0.36)(b)
    2.19           (10.66)      5.07       2.19       3.70
  ------          -------     ------     ------     ------
    2.04           (11.00)      4.68       1.82       3.34
  ------          -------     ------     ------     ------

      --            (2.24)        --         --         --
  ------          -------     ------     ------     ------
  $16.86          $ 14.82     $28.06     $23.38     $21.56
  ======          =======     ======     ======     ======
   13.77% (f)      (42.42%)    20.02%      8.44%     18.33%

   (1.03%)          (1.55%)    (1.55%)    (1.64%)    (1.70%)(b)
    2.42%            2.34%      2.30%      2.25%      2.30%
    2.71%            2.35%      2.28% (e)  2.29%      2.34%
     135%              56%        37%        46%        31%
  $3,514          $ 4,004     $7,396     $4,820     $2,292




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                          CLASS I
                               ------------------------------------------------------------
                                                  YEAR ENDED OCTOBER 31,

                               ------------------------------------------------------------
                                 2009         2008         2007         2006         2005
Net asset value at
  beginning of period          $  16.33     $  30.28     $  24.90     $  22.66     $  18.90
                               --------     --------     --------     --------     --------
Net investment income
  (loss) (a)                       0.07        (0.03)       (0.05)       (0.08)       (0.07)(b)
Net realized and
  unrealized gain (loss)
  on investments                   2.47       (11.68)        5.43         2.32         3.83
                               --------     --------     --------     --------     --------
Total from investment
  operations                       2.54       (11.71)        5.38         2.24         3.76
                               --------     --------     --------     --------     --------
Less distributions:
  From net realized gain
     on investments                  --        (2.24)          --           --           --
                               --------     --------     --------     --------     --------
Net asset value at end of
  period                       $  18.87     $  16.33     $  30.28     $  24.90     $  22.66
                               ========     ========     ========     ========     ========
Total investment return
  (c)                             15.55%(f)   (41.60%)      21.61%        9.89%       19.89%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                        0.42%       (0.14%)      (0.18%)      (0.31%)      (0.33%)(b)
  Net expenses                     0.95%        0.93%        0.93%        0.93%        0.93%
  Expenses (before
     waiver/recoupment)            1.09%        0.97%        0.95%        0.97%        0.97%
Portfolio turnover rate             135%          56%          37%          46%          31%
Net assets at end of
  period (in 000's)            $195,303     $157,222     $297,744     $263,102     $289,058




(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss include $0.01 per share and 0.06%, respectively, as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





20    MainStay Epoch U.S. All Cap Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Epoch U.S. All Cap Fund (the "Fund"), a diversified fund. Effective at the opening of the U.S. financial markets on June 29, 2009, the Fund's Board of Directors appointed Epoch Investment Partners, Inc. as interim subadvisor. Effective June 29, 2009, the Fund changed its investment objective, principal investment strategy, investment process and principal risks. Effective October 16, 2009, the Fund changed its name from MainStay All Cap Growth Fund, a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares, Class B shares and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term capital appreciation.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the

                                                   mainstayinvestments.com    21
assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are


22    MainStay Epoch U.S. All Cap Fund
allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. On June 23, 2009, at a meeting of the Board of Directors of the Fund ("Board"), the Board approved the termination of the Subadvisory Agreement between the Manager and MacKay Shields LLC, effective prior to the opening of the U.S. financial markets on June 29, 2009. Epoch Investment Partners, Inc. (the "Subadvisor"), a registered investment adviser, now serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor. For the period from June 29, 2009, through

                                                   mainstayinvestments.com    23

October 16, 2009, Epoch served as subadvisor to the Fund pursuant to an interim subadvisory agreement that was substantially similar to the Subadvisory Agreement.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.85% on assets up to $500 million, 0.825% on assets from $500 million to $1 billion and 0.80% on assets in excess of $1 billion.

Effective August 1, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; Class C, 2.60% and Class I, 1.00%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

Prior to August 1, 2009, New York Life Investments had a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses of the appropriate class of fund did not exceed the following percentages of average daily net assets: Investors Class, 1.64%; Class A, 1.27%; Class B, 2.39%; Class C, 2.39%; and Class I, 0.93%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $1,576,691 and waived its fees in the amount of $274,856.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,786 and $1,899, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $10,841 and $151, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $189,777.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $      1,016     0.0%++
---------------------------------------------------
Class B                                 966     0.0++
---------------------------------------------------
Class C                                 967     0.0++
---------------------------------------------------
Class I                         129,280,980    66.2
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund


24    MainStay Epoch U.S. All Cap Fund
by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $12,610.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                 ACCUMULATED          OTHER         UNREALIZED         TOTAL
  ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION     ACCUMULATED
  INCOME         GAINS (LOSS)      DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
  $578,010       $(23,643,731)         $--          $17,995,616     $(5,070,105)
-------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals and class action payments basis adjustments.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
      $--                $1              $(1)
-----------------------------------------------




At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $23,643,731 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $ 3,732
       2017               19,912
------------------------------------

      Total              $23,644
------------------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                 2009          2008
Distributions paid from:
  Long-Term Capital Gains         $--   $26,078,704
---------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $266,672 and $245,535, respectively.


                                                   mainstayinvestments.com    25

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                       54,690   $    825,493
Shares redeemed                  (73,321)    (1,091,582)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (18,631)      (266,089)
Shares converted into
  Investor Class (See Note
  1)                              39,675        564,385
Shares converted from
  Investor Class (See Note
  1)                             (14,148)      (230,821)
                              -------------------------
Net increase                       6,896   $     67,475
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                      113,501   $  2,620,593
Shares redeemed                  (65,713)    (1,424,817)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      47,788      1,195,776
Shares converted into
  Investor Class (See Note
  1)                             326,895      7,270,907
Shares converted from
  Investor Class (See Note
  1)                             (20,053)      (414,090)
                              -------------------------
Net increase                     354,630   $  8,052,593
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      194,342   $  3,010,083
Shares redeemed                 (226,670)    (3,377,893)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (32,328)      (367,810)
Shares converted into Class
  A (See Note 1)                  19,260        314,200
Shares converted from Class
  A (See Note 1)                 (26,535)      (376,642)
                              -------------------------
Net decrease                     (39,603)  $   (430,252)
                              =========================
Year ended October 31, 2008:
Shares sold                      347,558   $  8,219,247
Shares issued to
  shareholders in
  reinvestment of
  distributions                   96,913      2,497,478
Shares redeemed                 (478,056)   (10,828,262)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (33,585)      (111,537)
Shares converted into Class
  A (See Note 1)                  37,268        819,698
Shares converted from Class
  A (See Note 1)                (315,844)    (7,017,224)
                              -------------------------
Net decrease                    (312,161)  $ (6,309,063)
                              =========================


 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                       71,726   $  1,050,330
Shares redeemed                  (92,098)    (1,301,825)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (20,372)      (251,495)
Shares converted from Class
  B (See Note 1)                 (19,089)      (271,122)
                              -------------------------
Net decrease                     (39,461)  $   (522,617)
                              =========================
Year ended October 31, 2008:
Shares sold                      113,445   $  2,595,323
Shares issued to
  shareholders in
  reinvestment of
  distributions                   37,250        929,758
Shares redeemed                 (128,405)    (2,765,833)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      22,290        759,248
Shares converted from Class
  B (See Note 1)                 (29,282)      (659,291)
                              -------------------------
Net increase (decrease)           (6,992)  $     99,957
                              =========================

 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                       24,106   $    344,509
Shares redeemed                  (85,967)    (1,184,927)
                              -------------------------
Net decrease                     (61,861)  $   (840,418)
                              =========================
Year ended October 31, 2008:
Shares sold                       72,783   $  1,581,956
Shares issued to
  shareholders in
  reinvestment of
  distributions                   22,404        559,649
Shares redeemed                  (88,533)    (1,755,185)
                              -------------------------
Net increase                       6,654   $    386,420
                              =========================

 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    2,426,594   $ 42,707,245
Shares redeemed               (1,702,538)   (28,738,036)
                              -------------------------
Net increase                     724,056   $ 13,969,209
                              =========================
Year ended October 31, 2008:
Shares sold                    1,133,975   $ 27,679,702
Shares issued to
  shareholders in
  reinvestment of
  distributions                  804,793     21,874,261
Shares redeemed               (2,144,161)   (49,487,187)
                              -------------------------
Net increase (decrease)         (205,393)  $     66,776
                              =========================




NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is


26    MainStay Epoch U.S. All Cap Fund
managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act,
Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the Company.

On October 1, 2009, the Board of Directors of the Company approved the reorganization of the Fund into a "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for (1) the acquisition of all of the assets of the Fund by a series ("New Fund") of the MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the New Fund and (2) the subsequent liquidation of the Fund ("Reorganization"). After considering all relevant facts, the Board of Directors determined that the Reorganization is in the best interests of the Fund's shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

The closing of the Reorganization is expected to occur on or about February 26, 2010. The Reorganization is not subject to shareholder approval under applicable law. Upon closing, shareholders of the Fund will own shares of the corresponding class of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders' ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Fund's investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch U.S. All Cap Fund (formerly, the MainStay All Cap Growth Fund) ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch U.S. All Cap Fund (formerly, the MainStay All Cap Growth Fund) of Eclipse Funds Inc., as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



28    MainStay Epoch U.S. All Cap Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay All Cap Growth Fund, subsequently renamed the MainStay Epoch U.S. All Cap Fund ("Fund"), and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields"), on behalf of the Fund.

Separately, on June 23, 2009, the Board approved New York Life Investments' recommendation to replace MacKay Shields with Epoch Investment Partners, Inc. ("Epoch" and together with MacKay Shields, the "Subadvisers") as the subadviser to the Fund pursuant to a new subadvisory agreement ("New Subadvisory Agreement"). In addition to the New Subadvisory Agreement, the Board approved an interim subadvisory agreement which provided that Epoch would manage the assets of the Fund on an interim basis without shareholder approval for a period of 150 days following the termination of the Fund's previous Subadvisory Agreement with MacKay Shields, or until shareholders approved the New Subadvisory Agreement, if earlier.(1) In addition, the Board approved New York Life Investments' proposal to change the name of the Fund. In determining to approve these actions, the Board took several factors into account, including the fact that the actions would be part of a larger initiative designed to reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the overall fund lineup, and offer funds with more significant asset levels.

In reaching its decisions to approve the Agreements, other than the New Subadvisory Agreements, the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In reaching its decision to approve the New Subadvisory Agreements, the Board considered information furnished to the Board that was prepared specifically in connection with a special contract review process that took place at various meetings of the Board and its Committees between April 2009 and June 2009. Information provided to the Board in connection with the special contract review process included information from New York Life Investments concerning the reorganizations of several of the MainStay Funds to which Epoch was proposed to serve as subadviser, including the Fund. The Board also considered information regarding New York Life Investments' larger fund rationalization initiatives, and the information regarding the nature and depth of New York Life Investments' relationships with Epoch. The Board further considered responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and the Subadvisers; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields as subadviser to the Fund (and with respect to Epoch, the historical investment performance of similar portfolios managed by Epoch); (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields, from their relationship with the Fund (and with respect to Epoch, the anticipated costs of the services to be provided, and the profits expected to be realized, by Epoch); (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale

----------

(1) The interim subadvisory agreement and the New Subadvisory Agreement are referred to collectively as the "New Subadvisory Agreements" and all of the agreements described herein may be referred to as the "Agreements."

                                                   mainstayinvestments.com    29
may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that each Subadviser proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and each Subadviser's experience in managing other portfolios. It examined each Subadviser's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadviser, and each Subadviser's overall legal and compliance environment. The Board also reviewed each Subadviser's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of each Subadviser's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources, and, with respect to the New Subadvisory Agreements, that the Fund likely would benefit from the nature, extent and quality of these services as a result of Epoch's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board further considered MacKay Shields' decision to focus primarily on fixed income asset management and determined that it would be in the best interest of the Fund to retain Epoch as the subadviser of the Fund. With respect to the Board's consideration of the New Subadvisory Agreements, the Board considered the historical investment performance results of similar portfolios managed by Epoch, as well as the strength of Epoch's resources (including research capabilities) that may result in stronger long-term investment performance for the Fund over time. The Board acknowledged that the Fund would be making modifications to its principal investment strategies, investment processes,


30    MainStay Epoch U.S. All Cap Fund
principal risks, and primary benchmark to align it with Epoch's investment approach. The Board particularly considered the detailed investment analytics reports in regards to New York Life Investments and MacKay Shields provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between each Subadviser's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In connection with its consideration of the New Subadvisory Agreements, the Board took into account its discussions with senior management and investment personnel at Epoch. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements that, while the Fund's investment performance over time has been satisfactory, in the case of the New Subadvisory Agreements, the selection of Epoch as subadviser to the Fund is likely to strengthen the Fund's long-term investment performance to the benefit of shareholders. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISER

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, the estimated costs of the services to be provided by Epoch under the New Subadvisory Agreements, and the profits expected to be realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates and Epoch regarding their profitability or anticipated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund. With respect to Epoch, the Board did not consider specific profitability information from Epoch's relationship with the Fund, since Epoch had not commenced its service as subadviser at the time the Board considered its approval of the New Subadvisory Agreements. However, the Board considered information provided by Epoch reflecting Epoch's profitability with respect to similar mutual funds managed by Epoch, and other information that allowed the Board to estimate the expected costs and profits of Epoch in connection with its service as subadviser to the Fund. Because Epoch is not affiliated with New York Life Investments, and Epoch's fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship among New York Life Investments, its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be

                                                   mainstayinvestments.com    31
reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to the Subadvisers from legally permitted "soft-dollar" arrangements by which brokers provide or would provide research and other services to the Subadvisers in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. With respect to Epoch, the Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates, on the one hand, and New York Life Investments and its affiliates, on the other. The Board requested and received assurances that these other business relationships did not impact New York Life Investments' recommendation for Epoch to serve as subadviser.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields) and Epoch due to their relationships with the Fund are fair and reasonable. With respect to Epoch, the Board considered that any profits to be realized by Epoch due to its relationship with the Fund are the result of arm's-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees to be paid to Epoch by New York Life Investments, not the Fund.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements, as applicable. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and the Subadvisers may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to each Subadviser are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and the Subadvisers on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisers about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are


32    MainStay Epoch U.S. All Cap Fund
charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to eliminate the expense limitation arrangements on the Fund's share classes. In reviewing New York Life Investments' proposal, the Board noted that, if the Board were to approve the proposal, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of the Fund's expenses as compared to peer funds under the proposal.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to eliminate the expense limitations on the Fund's share classes. The Board acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements and the New Subadvisory Agreements.


                                                   mainstayinvestments.com    33

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of the Fund was held on October 16, 2009, at the offices of New York Life Investments in Parsippany, New Jersey. The purpose of the meeting was to approve a Subadvisory Agreement between New York Life Investments and Epoch to appoint Epoch as the subadvisor to the Fund.

No other business came before the special meeting. The proposal to appoint Epoch was approved by the shareholders of the Fund as shown below:

 VOTES FOR    VOTES AGAINST    ABSTENTIONS      TOTAL
 8,950,153        15,636          62,247      9,028,036
-------------------------------------------------------



This resulted in approval of the proposal.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.


PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



34    MainStay Epoch U.S. All Cap Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    35

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






36    MainStay Epoch U.S. All Cap Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    37

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






38    MainStay Epoch U.S. All Cap Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    39

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO17194         (RECYCLE LOGO)           MS283-09          MSEUAC11-12/09
                                                                          A1

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CASH RESERVES FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CASH RESERVES FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            25
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       26
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             30
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        30
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       30
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 31

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


CLASS I SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL     ONE     FIVE     TEN
TOTAL RETURNS     YEAR    YEARS    YEARS
----------------------------------------
                  0.36%    2.94%    2.85%

7-DAY CURRENT YIELD: 0.01%




(PERFORMANCE GRAPH)

                                               AVERAGE LIPPER      AVERAGE LIPPER
                           MAINSTAY CASH    INSTITUTIONAL MONEY     MONEY MARKET
                           RESERVES FUND        MARKET FUND             FUND
                           -------------    -------------------    --------------
10/31/99                       10000               10000                10000
                               10598               10603                10552
                               11094               11098                10995
                               11276               11282                11127
                               11370               11385                11186
                               11457               11483                11242
                               11735               11775                11474
                               12250               12309                11939
                               12854               12933                12488
                               13196               13329                12815
10/31/09                       13244               13408                12862





SWEEP SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL     ONE     FIVE     TEN
TOTAL RETURNS     YEAR    YEARS    YEARS
----------------------------------------
                  0.15%    2.49%    2.37%

7-DAY CURRENT YIELD: 0.01%




(PERFORMANCE GRAPH)

                                               AVERAGE LIPPER      AVERAGE LIPPER
                           MAINSTAY CASH    INSTITUTIONAL MONEY     MONEY MARKET
                           RESERVES FUND        MARKET FUND             FUND
                           -------------    -------------------    --------------
10/31/99                       10000               10000                10000
                               10546               10603                10552
                               10984               11098                10995
                               11109               11282                11127
                               11145               11385                11186
                               11175               11483                11242
                               11389               11775                11474
                               11831               12309                11939
                               12353               12933                12488
                               12618               13329                12815
10/31/09                       12638               13408                12862




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or contingent deferred sales charge ("CDSC"), have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Sweep Shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.25% and are available only through financial institutions participating in a sweep account arrangement. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011.
2. As of October 31, 2009, MainStay Cash Reserves Fund had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01% for Class I shares and an effective 7-day yield of 0.01% and a 7-day current yield of 0.01% for Sweep Shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the 7-day current yield would have been -0.28% and -0.28% for Class I shares and -0.77% and -0.78% for Sweep Shares. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The current yield reflects the Fund's earnings better than does the Fund's total return.
THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                                ONE     FIVE     TEN
                                                     YEAR    YEARS    YEARS
Average Lipper institutional money market fund(3)    0.57%    3.13%    2.98%
Average Lipper money market fund(4)                  0.36     2.70     2.55



3. The average Lipper institutional money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the institutional money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges, expenses or taxes. Lipper averages are not class specific. Lipper returns are unaudited.
4. The average Lipper money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Cash Reserves Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CASH RESERVES FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
CLASS I SHARES                 $1,000.00       $1,000.40        $2.32          $1,022.90         $2.35
--------------------------------------------------------------------------------------------------------

SWEEP SHARES                   $1,000.00       $1,000.10        $2.62          $1,022.60         $2.65
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.46% for Class I Shares and 0.52% for Sweep Shares) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(COMPOSITION PIE CHART)

COMMERCIAL PAPER                                 53.4
----------------                                 ----
U.S. Government & Federal Agencies              30.30
Corporate Bonds                                  8.20
Repurchase Agreement                             6.40
Asset-Backed Securities                          1.10
Cash and Other Assets, Less Liabilities          0.30
Yankee Bond                                      0.30





See Portfolio of Investments beginning on page 11 for specific holdings within these categories.



8    MainStay Cash Reserves Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAVID E. CLEMENT, CFA, AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.

HOW DID MAINSTAY CASH RESERVES FUND PERFORM RELATIVE TO ITS PEERS DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

As of October 31, 2009, MainStay Cash Reserves Fund Class I shares and Sweep Shares each provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the 12 months ended October 31, 2009, MainStay Cash Reserves Fund Class I shares returned 0.36% and Sweep Shares returned 0.15%. Both share classes underperformed the 0.57% return of the average Lipper(2) institutional money market fund for the 12 months ended October 31, 2009. Class I shares matched and Sweep Shares underper-formed the 0.36% return of the average Lipper money market fund for the 12 months ended October 31, 2009.

WHAT FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

From November 2008 through early January 2009, we responded to reduced market liquidity by maintaining a shorter duration(3) than we normally would when interest rates are expected to fall. This decision hurt performance relative to the Fund's Lipper peers during these months because interest rates fell. During the second half of the reporting period, we lengthened the Fund's duration, which helped the Fund's results relative to its peers when short-term interest rates rallied. Throughout the reporting period, the Fund benefited from active participation in the market for fixed- and floating-rate securities with government backing.

WHAT ECONOMIC AND MARKET FORCES AFFECTED THE FUND DURING THE REPORTING PERIOD?

The Federal Open Market Committee (FOMC) lowered its targeted federal funds rate to a range from 0% to 0.25% on December 16, 2008. The FOMC's decision to maintain this low target range had a dramatic impact on short-term interest rates from mid-December through the end of the report-ing period. The FOMC's decision kept short-term interest rates low, which in turn, led to a lower yield for the Fund.

HOW DID YOU MANAGE THE FUND'S DURATION DURING THE REPORTING PERIOD?

As noted above, from November 2008 into early January 2009, the Fund maintained a duration that was shorter than it would normally have maintained when interest rates were expected to fall. This stance was maintained in response to reduced market liquidity. The FOMC's low federal funds target range influenced our decision to increase the Fund's dura-tion during the second half of the reporting period. We lengthened the Fund's duration from approx-imately 30 to 40 days at the beginning of the report-ing period to between 70 and 75 days at the end. This longer duration was beneficial to the Fund's performance.

WHICH POSITIONS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the reporting period, the Fund benefited from its exposure to government-backed securities. In the floating-rate security sector, we invested in bonds backed by the Federal Deposit Insurance Corporation (FDIC), including issues from Bank of America, General Electric Capital and SunTrust Bank (all due December 2010).

In the fixed-rate sector, the Fund extended its duration by investing in short-term agency and Treasury coupon sectors. This decision benefited the Fund's performance as the yield curve(4) flattened during the reporting period. Holdings in this area included securities issued by the Federal Home Loan Bank

----------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

The Fund can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, less of the debt may be prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The money market yield curve is said to flatten when the difference between the short end and the long end of the curve decreases.

                                                    mainstayinvestments.com    9

(due October 2010), the Federal National Mortgage Association (Fannie Mae) (due October 2010), the Federal Farm Credit Bank (due May 2010) and the U.S. Treasury (due June 2010 and September 2010).

The Fund was also successful in adding yield during the period through investments in eligible first-pay tranches of some asset-backed transactions. Holdings in this area included issues of Honda, Volkswagen, Ford and Huntington Auto.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings in FDIC-backed floating-rate securities, fixed-rate short-term agency coupon securities and repurchase agreements. A notable decrease occurred in the commercial-paper sector.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Cash Reserves Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009


                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS 99.7%+
----------------------------------------------------------------

ASSET-BACKED SECURITIES 1.1%
BMW Vehicle Lease Trust
  Series 2009-1, Class A1
  0.792%, due 6/15/10                $   637,809   $     637,809
Carmax Auto Owner Trust
  Series 2009-2, Class A1
  1.00%, due 11/15/10                  2,500,000       2,500,000
CIT Equipment Collateral
  Series 2009-VT1, Class A1
  1.22%, due 6/15/10 (a)               1,561,961       1,561,961
CNH Equipment Trust
  Series 2009-A, Class A1
  1.736%, due 4/15/10                      8,935           8,935
Ford Credit Auto Owner Trust
  Series 2009-B, Class A1
  0.988%, due 6/15/10 (a)                906,601         906,601
Honda Auto Receivables Owner
  Trust
  Series 2009-2, Class A1
  1.318%, due 5/17/10                    627,774         627,774
Huntington Auto Trust
  Series 2009-1A, Class A1
  1.989%, due 4/15/10 (a)                663,541         663,541
Nissan Auto Lease Trust
  Series 2009-A, Class A1
  1.043%, due 6/15/10                    898,527         898,527
Nissan Auto Receivables Owner
  Trust
  Series 2009-A, Class A1
  1.764%, due 4/15/10                    676,461         676,461
Volkswagen Auto Lease Trust
  Series 2009-A, Class A1
  1.452%, due 5/17/10                    371,707         371,707
                                                   -------------
                                                       8,853,316
                                                   -------------

COMMERCIAL PAPER 53.4%
Abbot Laboratories
  0.08%, due 11/30/09 (a)(b)           5,000,000       4,999,678
Avery Dennison Corp.
  0.23%, due 11/2/09 (a)(b)            5,400,000       5,399,966
Basin Electric Power
  Cooperative
  0.20%, due 11/3/09 (a)(b)            8,000,000       7,999,911
BNP Paribas Finance, Inc.
  0.18%, due 11/9/09 (b)               9,500,000       9,499,620
  0.18%, due 11/12/09 (b)              8,500,000       8,499,533
Brown-Forman Corp.
  0.16%, due 11/13/09 (a)(b)           5,200,000       5,199,723
  0.22%, due 1/5/10 (a)(b)             6,200,000       6,197,537
Campbell Soup Co.
  0.19%, due 11/3/09 (a)(b)            4,000,000       3,999,958
  0.50%, due 4/29/10 (a)(b)            6,000,000       5,985,083
  0.60%, due 7/30/10 (a)(b)            7,000,000       6,968,383
Cargill, Inc.
  0.11%, due 11/4/09 (a)(b)           10,000,000       9,999,908
  0.14%, due 11/13/09 (a)(b)          12,000,000      11,999,440
Clorox Co. (The)
  0.20%, due 11/5/09 (a)(b)            1,500,000       1,499,967
Coca-Cola Co. (The)
  0.12%, due 11/19/09 (a)(b)           7,000,000       6,999,580
  0.15%, due 11/16/09 (a)(b)           5,000,000       4,999,688
Colgate Palmolive Co.
  0.10%, due 11/10/09 (a)(b)           8,000,000       7,999,800
Deutsche Bank Financial LLC
  0.14%, due 11/30/09 (b)             10,000,000       9,998,872
Devon Energy Corp.
  0.20%, due 11/12/09 (a)(b)           3,950,000       3,949,759
Diageo Capital PLC
  0.27%, due 11/23/09 (a)(b)           5,400,000       5,399,109
Duke Energy Corp.
  0.28%, due 11/12/09 (a)(b)           3,000,000       2,999,743
Dupont EI De Nemours Co.
  0.12%, due 11/19/09 (a)(b)           6,100,000       6,099,634
FPL Group, Inc.
  0.12%, due 11/2/09 (a)(b)            8,300,000       8,299,972
  0.14%, due 11/5/09 (a)(b)           11,000,000      10,999,829
General Electric Capital
  Corp.
  0.12%, due 11/18/09 (b)             10,000,000       9,999,433
GlaxoSmithKline Finance PLC
  0.12%, due 11/25/09 (a)(b)           7,000,000       6,999,440
  0.14%, due 11/4/09 (a)(b)            9,000,000       8,999,895
Honeywell International, Inc.
  0.13%, due 12/14/09 (a)(b)          10,000,000       9,998,447
  0.14%, due 12/21/09 (a)(b)           5,000,000       4,999,028
  0.70%, due 11/2/09 (a)(b)            3,750,000       3,749,927
JPMorgan Chase Funding, Inc.
  0.16%, due 11/18/09 (a)(b)           8,750,000       8,749,339
  0.18%, due 11/4/09 (a)(b)            6,000,000       5,999,910
Merck & Co., Inc.
  0.13%, due 11/20/09 (a)(b)          10,000,000       9,999,314
  0.13%, due 12/14/09 (a)(b)          10,000,000       9,998,447
Northern Il Gas Corp.
  0.10%, due 11/2/09 (b)              10,500,000      10,499,971
NSTAR Electric Co.
  0.11%, due 11/4/09 (b)               5,000,000       4,999,954
  0.11%, due 11/16/09 (b)              7,000,000       6,999,679
Paccar Financial Corp.
  0.12%, due 11/13/09 (b)              4,100,000       4,099,836
  0.12%, due 11/17/09 (b)              8,000,000       7,999,573
  0.13%, due 11/5/09 (b)               4,000,000       3,999,942
PepsiAmericas, Inc.
  0.15%, due 11/9/09 (a)(b)            8,000,000       7,999,733
  0.15%, due 11/16/09 (a)(b)          12,000,000      11,999,250


+  Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Pitney Bowes, Inc.
  0.10%, due 11/12/09 (a)(b)         $ 3,000,000   $   2,999,908
Private Export Funding Corp.
  0.10%, due 11/13/09 (a)(b)           7,000,000       6,999,767
Procter & Gamble Co.
  0.22%, due 11/10/09 (a)(b)          10,500,000      10,499,423
  0.24%, due 11/20/09 (a)(b)           3,000,000       2,999,620
Roche Holding, Inc.
  0.10%, due 11/6/09 (a)(b)           10,000,000       9,999,861
Siemens Capital Co. LLC
  0.11%, due 11/3/09 (a)(b)            3,200,000       3,199,981
  0.11%, due 11/12/09 (a)(b)           6,000,000       5,999,798
  0.11%, due 11/23/09 (a)(b)          12,000,000      11,999,193
Societe Generale North
  America, Inc.
  0.15%, due 11/5/09 (b)               8,000,000       7,999,867
  0.18%, due 11/6/09 (b)              10,000,000       9,999,750
Southern Co. Funding Corp.
  0.11%, due 11/23/09 (a)(b)           7,500,000       7,499,496
  0.13%, due 11/2/09 (a)(b)            4,150,000       4,149,985
  0.13%, due 11/17/09 (a)(b)           8,000,000       7,999,538
Transocean, Ltd.
  0.28%, due 11/24/09 (a)(b)           5,400,000       5,399,034
United Parcel Service, Inc.
  0.10%, due 12/1/09 (a)(b)            6,500,000       6,499,458
Wal-Mart Stores, Inc.
  0.10%, due 11/4/09 (a)(b)            5,950,000       5,949,950
  0.10%, due 11/10/09 (a)(b)           7,000,000       6,999,825
  0.10%, due 12/7/09 (a)(b)            3,960,000       3,959,604
Wisconsin Energy Corp.
  0.20%, due 11/6/09 (a)(b)            5,400,000       5,399,850
                                                   -------------
                                                     420,639,719
                                                   -------------

CORPORATE BONDS 8.2%
Bank of America Corp.
  0.848%, due 12/2/10 (c)(d)             900,000         905,843
Bank of America N.A.
  0.33%, due 9/13/10 (c)(d)            1,875,000       1,875,000
  0.331%, due 7/29/10 (c)(d)           5,000,000       5,000,000
Citigroup Funding, Inc.
  0.381%, due 7/30/10 (c)(d)           5,000,000       5,000,000
Citigroup, Inc.
  0.859%, due 12/9/10 (c)(d)           5,000,000       5,035,590
General Electric Capital
  Corp.
  0.334%, due 7/8/10 (c)(d)            5,000,000       5,000,000
  0.379%, due 3/11/11 (c)(d)           1,250,000       1,250,000
  0.939%, due 12/9/10 (c)(d)           1,800,000       1,814,771
Goldman Sachs Group, Inc.
  (The)
  4.50%, due 6/15/10                   4,800,000       4,911,057
International Bank for
  Reconstruction &
  Development (Discount Note)
  0.174%, due 11/17/09 (b)            12,000,000      11,999,094
JPMorgan Chase & Co.
  0.848%, due 12/2/10 (c)(d)           5,000,000       5,031,941
Keycorp
  0.949%, due 12/15/10 (c)(d)          5,000,000       5,041,055
Praxair, Inc.
  0.477%, due 5/26/10 (c)              5,100,000       5,100,000
Roche Holdings, Inc.
  1.393%, due 2/25/10(a)(c)            5,000,000       5,000,000
SunTrust Bank
  0.945%, due 12/16/10 (c)(d)          1,600,000       1,613,697
                                                   -------------
                                                      64,578,048
                                                   -------------

REPURCHASE AGREEMENT 6.4%
SG Americas Securities LLC
  0.07%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $50,140,292 (Collateralized
  by various United States
  Government Agencies
  securities with rates
  between 0.0%-4.875% and
  maturity dates between
  3/25/10-8/15/27, with a
  Principal Amount of
  $76,001,300 and a Market
  Value of $51,614,557)               50,140,000      50,140,000
                                                   -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 30.3%
Federal Farm Credit Bank
  0.164%, due 7/28/10 (c)              7,000,000       7,000,000
  1.05%, due 3/18/10                   2,500,000       2,499,859
  1.70%, due 11/6/09 (c)              10,000,000      10,000,000
  2.75%, due 5/4/10                    2,000,000       2,020,165
  5.25%, due 9/13/10                   7,000,000       7,280,389
Federal Farm Credit Bank
  (Discount Notes)
  0.40%, due 5/3/10 (b)                6,000,000       5,987,800
  0.84%, due 12/1/09 (b)               3,800,000       3,797,340
Federal Home Loan Bank
  0.173%, due 3/26/10 (c)              4,000,000       4,000,118
  0.50%, due 10/29/10                  5,000,000       5,000,000
  0.55%, due 8/4/10                    5,000,000       5,001,627
  0.60%, due 6/15/10                   5,000,000       5,005,440
  0.60%, due 6/25/10                  10,000,000      10,006,721
  0.68%, due 7/2/10                    7,000,000       7,000,000
  0.70%, due 6/23/10                   7,000,000       7,000,000
  0.80%, due 4/23/10                   8,000,000       8,000,000
  1.02%, due 2/26/10                   5,000,000       4,998,650
  1.05%, due 2/26/10                   4,000,000       3,999,766
  1.10%, due 3/16/10                   2,500,000       2,498,964
  2.50%, due 1/13/10 (c)               5,000,000       4,999,487
Federal Home Loan Bank
  (Discount Notes)
  0.41%, due 4/27/10 (b)               3,000,000       2,993,952
  0.79%, due 11/18/09 (b)              5,000,000       4,998,135
  1.05%, due 12/1/09 (b)               5,000,000       4,995,625




12    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal Home Loan Mortgage
  Corporation
  2.875%, due 6/28/10                $ 3,000,000   $   3,048,064
  4.00%, due 12/15/09                  2,500,000       2,508,023
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  0.20%, due 11/9/09 (b)               5,286,000       5,285,765
  1.15%, due 12/7/09 (b)               5,000,000       4,994,250
Federal National Mortgage
  Association
  2.875%, due 10/12/10                 7,000,000       7,157,685
  3.25%, due 2/10/10                   4,000,000       4,024,211
  4.125%, due 5/15/10                 10,367,000      10,578,884
  4.625%, due 12/15/09                 2,500,000       2,509,890
Federal National Mortgage
  Association (Discount
  Notes)
  0.05%, due 11/12/09 (b)              2,945,000       2,944,955
  1.00%, due 11/2/09 (b)               5,015,000       5,014,861
Resolution Funding Corp.
  Interest Strip
  0.59%, due 1/15/10                   2,500,000       2,493,559
United States Treasury Bills
  0.24%, due 7/15/10 (b)                 895,000         893,473
  0.295%, due 4/1/10 (b)               5,500,000       5,493,195
  0.305%, due 12/17/09 (b)             5,938,000       5,935,572
  0.41%, due 6/10/10 (b)               4,400,000       4,388,925
  0.411%, due 1/14/10 (b)              1,000,000         999,155
  0.478%, due 7/29/10 (b)              5,000,000       4,982,375
  0.673%, due 11/19/09 (b)             1,000,000         999,664
United States Treasury Notes
  1.50%, due 10/31/10                  9,900,000      10,006,918
  2.00%, due 9/30/10                  18,000,000      18,262,667
  2.375%, due 8/31/10                  5,100,000       5,185,820
  2.875%, due 6/30/10                  3,000,000       3,044,367
  3.25%, due 12/31/09                    785,000         788,603
  3.50%, due 11/15/09                  7,500,000       7,509,299
                                                   -------------
                                                     238,134,218
                                                   -------------

YANKEE BOND 0.3% (E)
BP Capital Markets PLC
  4.875%, due 3/15/10                  2,333,000       2,361,811
                                                   -------------
Total Short-Term Investments
  (Amortized Cost
  $784,707,112) (f)                         99.7%    784,707,112
Cash and Other Assets,
  Less Liabilities                           0.3       2,355,099
                                           -----    ------------
Net Assets                                 100.0%  $ 787,062,211
                                           =====    ============




(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Interest rate presented is yield to
     maturity.
(c) Floating rate. Rate shown is the rate in effect at October 31, 2009.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(e)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(f)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                     PRICES
                                                  IN ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                 IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Short-Term Investments
  Asset-Backed Securities                          $     --   $  8,853,316        $     --    $  8,853,316
  Commercial Paper                                       --    420,639,719              --     420,639,719
  Corporate Bonds                                        --     64,578,048              --      64,578,048
  Repurchase Agreement                                   --     50,140,000              --      50,140,000
  U.S. Government & Federal Agencies                     --    238,134,218              --     238,134,218
  Yankee Bond                                            --      2,361,811              --       2,361,811
                                                   --------   ------------        --------    ------------
 Total Investments in Securities                        $--   $784,707,112             $--    $784,707,112
                                                   ========   ============        ========    ============




At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

The table below sets forth the diversification of the Cash Reserves Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)


                                 AMORTIZED
                                      COST    PERCENT(+)
Agricultural Operations       $ 21,999,348           2.8%
Automobile ABS Other             4,794,713           0.6
Automobile Sequential            1,711,709           0.2
Beverages--Non-Alcoholic        31,998,251           4.1
Beverages--Wine/Spirits         16,796,369           2.1
Chemicals--Diversified           6,099,634           0.8
Commercial Banks--Central US     1,613,697           0.2
Commercial Banks Non-US         17,999,617           2.3
Consumer
  Products--Miscellaneous        1,499,967           0.2
Cosmetics and Toiletries        21,498,843           2.7
Diversified Banking
  Institutions                  37,692,158           4.8
Diversified Financial
  Services                      18,064,204           2.3
Diversified Manufacturing
  Operations                    39,946,374           5.2
Electric--Generation             8,499,533           1.1
Electric--Integrated            59,348,046           7.6
Finance--Auto Loans             16,099,351           2.0
Finance--Investment
  Banker/Broker                  5,035,590           0.6
Finance--Other Services         23,904,945           3.0
Food--Miscellaneous/Diversi-
  fied                          16,953,424           2.2
Gas--Distribution               10,499,971           1.3
Industrial Gases                 5,100,000           0.6
Medical--Drugs                  24,997,439           3.2
Medical Labs and Testing
  Services                      14,999,861           1.9
Money Center Banks              16,873,872           2.1
Office Automation and
  Equipment                      2,999,908           0.4
Office Supplies and forms        5,399,966           0.7
Oil and Gas Drilling             5,399,034           0.7
Oil Companies--Exploration
  and Production                 3,949,759           0.5
Other ABS                        1,570,896           0.2
Repurchase Agreement            50,140,000           6.4
Retail--Automobile               2,500,000           0.3
Retail--Discount                16,909,379           2.1
Super-Regional Banks--U.S.      15,178,484           1.9
Supranational Bank              11,999,094           1.5
Transportation--Services         6,499,458           0.8
U.S. Government & Agency       238,134,218          30.3
                              ------------         -----
                               784,707,112          99.7
Cash and Other Assets,
  Less Liabilities               2,355,099           0.3
                              ------------         -----
Net Assets                    $787,062,211         100.0%
                              ============         =====





+    Percentages indicated are based on Fund
     net assets.





14    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (amortized cost $784,707,112)      $784,707,112
Cash                                          921
Receivables:
  Fund shares sold                      6,454,313
  Interest                              1,025,790
  Manager (See Note 3)                     81,599
Other assets                               28,476
                                     ------------
     Total assets                     792,298,211
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       2,500,000
  Fund shares redeemed                  2,170,514
  Shareholder communication               174,781
  NYLIFE Distributors (See Note 3)        173,790
  Transfer agent (See Note 3)             118,382
  Professional fees                        67,139
  Custodian                                12,160
  Directors                                 2,296
Accrued expenses                           16,935
Dividend payable                                3
                                     ------------
     Total liabilities                  5,236,000
                                     ------------
Net assets                           $787,062,211
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 5.35 billion shares
  authorized                         $  7,870,407
Additional paid-in capital            779,171,082
                                     ------------
                                      787,041,489
Accumulated undistributed net
  investment income                        20,722
                                     ------------
Net assets                           $787,062,211
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $382,534,640
                                     ============
Shares of capital stock outstanding   382,537,838
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
SWEEP SHARES CLASS
Net assets applicable to
  outstanding shares                 $404,527,571
                                     ============
Shares of capital stock outstanding   404,502,892
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest                            $ 6,947,713
                                      -----------
EXPENSES:
  Manager (See Note 3)                  3,456,539
  Distribution--Sweep Shares Class
     (See Note 3)                       1,058,090
  Service--Sweep Shares Class (See
     Note 3)                            1,058,090
  Transfer agent--Classes I and
     Sweep Shares Class (See Note 3)      678,020
  Shareholder communication               379,675
  Insurance guarantee                     276,109
  Professional fees                       211,504
  Registration                            102,348
  Custodian                                42,269
  Directors                                37,051
  Miscellaneous                            47,892
                                      -----------
  Total expenses before waiver          7,347,587
     Expense waiver from Manager
       (See Note 3)                    (2,438,417)
                                      -----------
       Net expenses                     4,909,170
                                      -----------
Net investment income                   2,038,543
                                      -----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments           15,133
                                      -----------
Net increase in net assets resulting
  from operations                     $ 2,053,676
                                      ===========






16    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009              2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $   2,038,543   $    18,097,879
 Net realized gain on
  investments                        15,133             7,643
                              -------------------------------
 Net increase in net assets
  resulting from operations       2,053,676        18,105,522
                              -------------------------------

Dividends to shareholders:
 From net investment income:
    Class I                      (1,371,226)       (9,178,170)
    Sweep Shares Class             (662,845)       (8,920,160)
                              -------------------------------
 Total dividends to
 shareholders                    (2,034,071)      (18,098,330)
                              -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        984,223,558     1,217,745,247
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       2,028,176        18,000,246
 Cost of shares redeemed       (982,684,375)   (1,176,377,290)
                              -------------------------------
    Increase in net assets
     derived from capital
     share transactions           3,567,359        59,368,203
                              -------------------------------
    Net increase in net
     assets                       3,586,964        59,375,395

NET ASSETS:
Beginning of year               783,475,247       724,099,852
                              -------------------------------
End of year                   $ 787,062,211   $   783,475,247
                              ===============================
Accumulated undistributed
 net investment income at
 end of year                  $      20,722   $         1,117
                              ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     CLASS I
                            --------------------------------------------------------
                                             YEAR ENDED OCTOBER 31,

                            --------------------------------------------------------
                              2009        2008        2007        2006        2005
Net asset value at
  beginning of year         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            --------    --------    --------    --------    --------
Net investment income           0.00 ++     0.03        0.05        0.04        0.02
Net realized and
  unrealized gain (loss)
  on investments                0.00 ++     0.00 ++    (0.00)++       --       (0.00)++
                            --------    --------    --------    --------    --------
Total from investment
  operations                    0.00 ++     0.03        0.05        0.04        0.02
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.00)++    (0.03)      (0.05)      (0.04)      (0.02)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            ========    ========    ========    ========    ========
Total investment return         0.36%       2.66%       4.93%       4.39%       2.42%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         0.36%       2.66%       4.82%       4.32%       2.40%
  Net expenses                  0.50%       0.50%       0.50%       0.50%       0.50%
  Expenses (before waiver)      0.65%       0.57%       0.57%       0.54%       0.59%
Net assets at end of year
  (in 000's)                $382,535    $347,264    $350,717    $253,013    $232,187




++   Less than one cent per share.





18    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         SWEEP SHARES CLASS
      --------------------------------------------------------
                       YEAR ENDED OCTOBER 31,

      --------------------------------------------------------
        2009        2008        2007        2006        2005
      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
      --------    --------    --------    --------    --------
          0.00 ++     0.02        0.04        0.04        0.02
          0.00 ++     0.00 ++    (0.00)++       --       (0.00)++
      --------    --------    --------    --------    --------
          0.00 ++     0.02        0.04        0.04        0.02
      --------    --------    --------    --------    --------

         (0.00)++    (0.02)      (0.04)      (0.04)      (0.02)
      --------    --------    --------    --------    --------
      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
      ========    ========    ========    ========    ========
          0.15%       2.15%       4.41%       3.88%       1.91%

          0.16%       2.10%       4.32%       3.82%       1.90%
          0.71%       1.00%       1.00%       1.00%       1.00%
          1.15%       1.07%       1.07%       1.04%       1.09%
      $404,528    $436,211    $373,383    $311,020    $271,039




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Cash Reserves Fund (the "Fund"), a diversified fund.

The Fund currently offers two classes of shares. Class I shares commenced operations on January 2, 1991. The Sweep Shares commenced operations on December 8, 1998. The Fund's No-Load Class shares were redesignated as Class I shares on January 1, 2004. Class I shares and the Sweep Shares are offered at net asset value ("NAV") without imposition of a front-end sales charge or a contingent deferred sales charge. Each class of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions, except that the classes are subject to different distribution fee rates. The Sweep Shares bear distribution and service fee payments under a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act. In addition, the Sweep Shares shareholders bear service fee payments under a shareholder service plan. Class I shares of the Fund are not subject to a distribution or service fee.

The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to


20    MainStay Cash Reserves Fund
distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant

                                                   mainstayinvestments.com    21
to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.45% on assets up to $500 million, 0.40% on assets from $500 million to $1 billion and 0.35% on assets in excess of $1 billion.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following percentages of average daily net assets: Class I, 0.50%; and Sweep Shares, 1.00%. The expense limitation agreement may be modified or terminated only with the approval of the Board. Under the expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This expense limitation agreement was set to expire on July 31, 2010. On December 11, 2009, the Board of the Fund approved an extension of the expense limitation agreement to February 28, 2011.

Prior to August 1, 2009, New York Life Investments had written expense limitation agreements that set the expense limitations for Class I shares and Sweep Shares at the same levels as the August 1, 2009 agreement.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $3,456,539 and waived its fees in the amount of $2,438,417.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC (the "Distributor") serves as the Fund's distributor and principal underwriter. The Company, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Company, with respect to the Sweep Shares of the Fund, has adopted a distribution and service plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. The Plan provides that distribution and service fees payable there under are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's Sweep Shares and service activities. Class I shares of the Fund are not subject to a distribution or service fee.

Pursuant to the Plan, the Distributor, NYLIFE Securities Inc., an indirect, wholly-owned subsidiary of New York Life, or any other broker-dealer or other financial institution, are entitled to receive a monthly distribution fee, which is an expense of the Plan of the Fund, for distribution or service activities as designated by the Distributor, at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares for account sweep and other distribution-related and shareholder services.

In accordance with a separate Shareholder Service Plan, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Sweep Shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares of the Fund.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer


22    MainStay Cash Reserves Fund
agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $678,020.

(D) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(E) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class I                          $5,255,040    1.4%
--------------------------------------------------



(F) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $59,637.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain(loss) on a tax basis were as follows:

                ACCUMULATED          OTHER         UNREALIZED         TOTAL
 ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION     ACCUMULATED
  INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
  $20,725           $--               $(3)             $--           $20,722
------------------------------------------------------------------------------



The other temporary differences are primarily due to distribution payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
    $15,133           $(15,133)          $--
-----------------------------------------------



The reclassifications for the Fund are primarily due to distribution redesignations.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                   2009          2008
Distributions paid from:
  Ordinary Income            $2,034,071   $18,098,330
-----------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS:


 CLASS I (AT $1 PER SHARE)                 SHARES
Year ended October 31, 2009:
  Shares sold                         834,415,285
  Shares issued to shareholders in
     reinvestment of dividends          1,365,331
  Shares redeemed                    (800,519,531)
                                     ------------
Net increase                           35,261,085
                                     ============
Year ended October 31, 2008:
  Shares sold                         976,805,057
  Shares issued to shareholders in
     reinvestment of dividends          9,080,086
  Shares redeemed                    (989,339,956)
                                     ------------
Net decrease                           (3,454,813)
                                     ============




 SWEEP SHARES CLASS (AT $1 PER
SHARE)                                     SHARES
Year ended October 31, 2009:
  Shares sold                         149,808,273
  Shares issued to shareholders in
     reinvestment of dividends            662,845
  Shares redeemed                    (182,164,844)
                                     ------------
Net decrease                          (31,693,726)
                                     ============
Year ended October 31, 2008:
  Shares sold                         240,940,190
  Shares issued to shareholders in
     reinvestment of dividends          8,920,160
  Shares redeemed                    (187,037,333)
                                     ------------
  Net increase                         62,823,017
                                     ============



NOTE 7--MONEY MARKET GUARANTEE:

The Fund participated in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program sought to guarantee the NAV of certain shares of participating money market funds as of September 19, 2008. To the extent that funds were available in the Program, any shares held by an investor in the Fund as of the close of business September 19, 2008 were insured against loss during the duration of the Program, September 19, 2008 through September 18, 2009. The total

                                                   mainstayinvestments.com    23
cost of these payments equaled 0.04% of the applicable assets of the Fund. This expense was borne by the Fund without regard to any expense limitation currently in effect.

NOTE 8--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Section 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totalling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the Company.

On October 1, 2009, the Board of Directors of the Company, approved the reorganization of the Fund into a corresponding "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for
(1) the acquisition of all of the assets of the Fund by a corresponding series ("New Fund") of the MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the corresponding New Fund and (2) the subsequent liquidation of the Fund ("Reorganization"). After considering all relevant facts, the Board of Directors determined that the Reorganization is in the best interests of the Fund's shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.


The closing of the Reorganization is expected to occur on or about February 26, 2010. The Reorganization is not subject to shareholder approval under applicable law. Upon closing, shareholders of the Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders' ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Fund's investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

NOTE 9--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



24    MainStay Cash Reserves Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Cash Reserves Fund ("the Fund"), one of the funds comprising Eclipse Funds Inc., as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Cash Reserves Fund of Eclipse Funds Inc. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009


                                                   mainstayinvestments.com    25

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreement. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Cash Reserves Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments").

In reaching its decision to approve the Agreement set forth above (the "Agreement"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year with respect to New York Life Investments and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreement also were based, in part, on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE
INVESTMENTS

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including pooled investment vehicles, generally, and other money market funds specifically. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments' method for compensating portfolio managers. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the


26    MainStay Cash Reserves Fund
imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

The Board took note of the Fund's unfavorable investment performance when compared to peer funds in its Lipper performance universe over various time periods; however, the Board also favorably noted that during the recent economic crisis the Fund experienced no liquidity concerns.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that New York Life Investments is taking appropriate and reasonable actions to address the Board's concerns about the Fund's investment performance. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates due to their relationships with the Fund, the Board considered, among other things, New York Life Investments' investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. The Board considered information illustrating the revenues and expenses of New York Life Investments allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the

                                                   mainstayinvestments.com    27
structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profits to be realized by New York Life Investments and its affiliates due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund's expected total ordinary operating expenses. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more


28    MainStay Cash Reserves Fund
significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including:
(i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500; (iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreement.


                                                   mainstayinvestments.com    29

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 100.0% to arrive at the amount eligible for qualified interest income.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Funds' website at
mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can also obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



30    MainStay Cash Reserves Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    31

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






32    MainStay Cash Reserves Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    33

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






34    MainStay Cash Reserves Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    35

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Loss Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO17050         (RECYCLE LOGO)            MS283-09           MSCR11-12/09
                                                                          B2

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY CONSERVATIVE ALLOCATION FUND

                 MAINSTAY GROWTH ALLOCATION FUND

                 MAINSTAY MODERATE ALLOCATION FUND

                 MAINSTAY MODERATE GROWTH ALLOCATION FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY CONSERVATIVE ALLOCATION FUND

                 MAINSTAY GROWTH ALLOCATION FUND

                 MAINSTAY MODERATE ALLOCATION FUND

                 MAINSTAY MODERATE GROWTH ALLOCATION FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

MAINSTAY CONSERVATIVE ALLOCATION FUND       5
---------------------------------------------


MAINSTAY GROWTH ALLOCATION FUND            19
---------------------------------------------


MAINSTAY MODERATE ALLOCATION FUND          33
---------------------------------------------


MAINSTAY MODERATE GROWTH ALLOCATION FUND   47
---------------------------------------------


NOTES TO FINANCIAL STATEMENTS              61
---------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM                          75
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENTS AND SUBADVISORY
AGREEMENTS                                 76
---------------------------------------------
FEDERAL INCOME TAX INFORMATION             80
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        80
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       80
---------------------------------------------
BOARD MEMBERS AND OFFICERS                 81

MAINSTAY CONSERVATIVE ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges         11.52%      2.38%
Excluding sales charges    18.01       3.65




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                                          BARCLAYS CAPITAL U.S.
                                      MAINSTAY CONSERVATIVE   S&P 500(R)   MSCI EAFE(R)       AGGREGATE BOND
                                         ALLOCATION FUND         INDEX         INDEX              INDEX
                                      ---------------------   ----------   ------------   ---------------------
4/4/2005                                       9450              10000         10000              10000
                                               9356               9846          9879              10114
                                              10157              11364         13187              10186
                                              11155              13096         15800              10935
                                              11425              12483         15519              11686
4/30/2009                                      9771               8075          8883              12134





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges         11.56%      2.39%
Excluding sales charges    18.05       3.66




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                                          BARCLAYS CAPITAL U.S.
                                      MAINSTAY CONSERVATIVE   S&P 500(R)   MSCI EAFE(R)       AGGREGATE BOND
                                         ALLOCATION FUND         INDEX         INDEX              INDEX
                                      ---------------------   ----------   ------------   ---------------------
4/4/05                                        23625              25000         25000              25000
                                              23389              24616         24697              25285
                                              25392              28411         32967              25464
                                              27889              32740         39499              27338
                                              28563              31209         38797              29215
4/30/09                                       24438              20188         22206              30336





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges         12.09%      2.49%
Excluding sales charges    17.09       2.88




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                                          BARCLAYS CAPITAL U.S.
                                      MAINSTAY CONSERVATIVE   S&P 500(R)   MSCI EAFE(R)       AGGREGATE BOND
                                         ALLOCATION FUND         INDEX         INDEX              INDEX
                                      ---------------------   ----------   ------------   ---------------------
4/4/05                                        10000              10000         10000              10000
                                               9890               9846          9879              10114
                                              10667              11364         13187              10186
                                              11626              13096         15800              10935
                                              11816              12483         15519              11686
4/30/09                                        9859               8075          8883              12134




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges         16.09%      2.88%
Excluding sales charges    17.09       2.88




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                                          BARCLAYS CAPITAL U.S.
                                      MAINSTAY CONSERVATIVE   S&P 500(R)   MSCI EAFE(R)       AGGREGATE BOND
                                         ALLOCATION FUND         INDEX         INDEX              INDEX
                                      ---------------------   ----------   ------------   ---------------------
4/4/05                                        10000              10000         10000              10000
                                               9890               9846          9879              10114
                                              10657              11364         13187              10186
                                              11626              13096         15800              10935
                                              11826              12483         15519              11686
4/30/09                                       10034               8075          8883              12134





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
                           18.23%      4.00%




(PERFORMANCE GRAPH)

                                                                                          BARCLAYS CAPITAL U.S.
                                      MAINSTAY CONSERVATIVE   S&P 500(R)   MSCI EAFE(R)       AGGREGATE BOND
                                         ALLOCATION FUND         INDEX         INDEX              INDEX
                                      ---------------------   ----------   ------------   ---------------------
4/4/05                                        10000              10000         10000              10000
                                               9900               9846          9879              10114
                                              10800              11364         13187              10186
                                              11910              13096         15800              10935
                                              12231              12483         15519              11686
4/30/09                                       10492               8075          8883              12134







 BENCHMARK PERFORMANCE                                                ONE       SINCE
                                                                      YEAR    INCEPTION
S&P 500(R) Index(3)                                                   9.80%     -0.68%
MSCI EAFE(R) Index(4)                                                27.71       3.40
Barclays Capital U.S. Aggregate Bond Index(5)                        13.79       5.57
Average Lipper mixed-asset target allocation conservative fund(6)    15.55       2.30



   the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on July 31, 2010.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper mixed-asset target allocation conservative fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the reminder invested in bonds, cash and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Conservative Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONSERVATIVE ALLOCATION FUND (UNAUDITED)
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,139.70        $2.70          $1,022.70         $ 2.55
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,139.90        $2.59          $1,022.80         $ 2.45
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,134.90        $6.73          $1,018.90         $ 6.36
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,134.90        $6.73          $1,018.90         $ 6.36
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,140.40        $1.24          $1,024.00         $1.17
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Investor Class, 0.48% for Class A, 1.25% for Class B and Class C and 0.23% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                    mainstayinvestments.com    7

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2009 (UNAUDITED)

(COMPOSITION PIE CHART)

Total Return                                    51.0
Growth of Capital                               21.6
Current Income                                  18.9
Capital Appreciation                             8.3
Cash and Other Assets, Less Liabilities.         0.2





See Portfolio of Investments on page 12 for specific holdings within these categories.



8    MainStay Conservative Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY CONSERVATIVE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 18.01% for Investor Class shares, 18.05% for Class A shares and 17.09% for both Class B shares and Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 18.23%. All share classes outperformed the 15.55% return of the average Lipper(1) mixed-asset target allocation conservative fund. All share classes also outperformed the 9.80% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2009. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to here as Underlying Funds. During the reporting period, the Fund's performance relative to its Lipper peers and its benchmark resulted primarily from the performance of the Underlying Funds in which the Fund invested. Underlying Funds that invested in below-investment-grade corporate bonds and Underlying Funds that invested in non-large-cap stocks contributed positively to the Fund's performance relative to the S&P 500(R) Index and to the Fund's Lipper peers. (The S&P 500(R) Index contains no fixed-income securities.) Excellent security selection in several of the Underlying Funds also contributed to the Fund's strong performance relative to the average Lipper peer and the Fund's benchmark.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Under-lying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3) It is difficult to credit any single factor with having a disproportionate effect on the Fund's relative performance during the reporting period, but the decision to overweight high-yield bonds in response to atypically wide credit spreads(4) stands out to some degree.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund's allocations in four important ways. First, we shifted assets from MainStay Indexed Bond Fund into MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund, all three of which invest in lower-quality debt instruments. This decision did not have a material impact on the Fund's performance during the reporting period.

Second, we lowered the Fund's average equity market capitalization during the second half of the reporting period by increasing the Fund's exposure to Underlying Funds that invest in mid-cap stocks. We pursued this strategy through purchases of MainStay U.S. Small Cap Fund (which includes several mid-cap stocks), MainStay Mid Cap Core Fund and MainStay Epoch All Cap Fund. From May through October, the performance of mid-cap stocks was substantially similar to that of large-cap stocks. While small-cap stocks were somewhat weaker, the difference was not large enough to have a consequential impact on the Fund's performance.

Third, we reduced the Fund's position in MainStay Common Stock Fund and directed the proceeds primarily to MainStay 130/30 Core Fund. This deci-


----------
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time

THE DISCLOSURE ON PAGE 11 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                    mainstayinvestments.com    9
sion did not have a material impact on the Fund's performance during the reporting period.

Fourth, the Fund moved assets out of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund and redirected part of the proceeds to MainStay MAP Fund to further diversify the Fund across manager styles. This change did not have a material impact on the Fund's performance during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

MainStay U.S. Small Cap Fund and MainStay ICAP International Fund generated the best total returns among the Underlying Equity Funds in which the Fund invested. The worst returns came from MainStay Value Fund and MainStay Common Stock Fund.

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund was the strongest contributor to the Fund's absolute performance, followed by MainStay MAP Fund.

MainStay Common Stock Fund, MainStay 130/30 International Fund, MainStay ICAP International Fund and MainStay International Equity Fund were the Under-lying Equity Funds that detracted the most from the Fund's performance, although they all posted positive results during the reporting period.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee kept the federal funds target rate very low and the Federal Reserve began to pur-chase bonds directly in an effort to bring down long-term borrowing costs. Signs of economic recovery during the reporting period brought further relief to the corporate bond market in 2009. Spreads narrowed considerably. Bank loans also performed quite well, as liquidity issues in that market were resolved.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the market's anticipation during the reporting period of an eventual recovery, the Fund began on March 10 to implement a bias toward lower-quality instruments and increased its holdings in MainStay High Yield Corporate Bond Fund, MainStay 130/30 High Yield Fund and MainStay Floating Rate Fund. We maintained this bias throughout the remainder of the reporting period, and the market rewarded this positioning. Spreads neared their historical averages and default risks remained high, so we removed this bias shortly after the reporting period ended, moving back to a benchmark weight in Underlying Funds that invested in high-yield debt securities.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay 130/30 High Yield Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality debt instruments. MainStay Intermediate Term Bond Fund and MainStay Indexed Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although they both posted positive results during the reporting period.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Conservative Allocation Fund

MainStay Conservative Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "Underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, shareholders will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the shareholder and may increase taxes payable by the shareholder.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.


                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                     SHARES             VALUE
AFFILIATED INVESTMENT COMPANIES 99.8%+
-------------------------------------------------------------

EQUITY FUNDS 39.3%
MainStay 130/30 Core Fund
  Class I                          1,248,137    $   8,025,520
MainStay 130/30 Growth Fund
  Class I (a)                        273,861        2,045,740
MainStay 130/30 International
  Fund Class I (a)                   447,669        2,838,223
MainStay Common Stock Fund
  Class I                            637,393        6,195,462
MainStay Epoch U.S. All Cap
  Fund Class I (a)                    99,532        1,878,165
MainStay Growth Equity Fund
  Class I                            137,005        1,282,371
MainStay ICAP Equity Fund
  Class I                            207,556        6,212,138
MainStay ICAP International
  Fund Class I                       105,001        2,847,640
MainStay ICAP Select Equity
  Fund Class I                       216,435        6,220,339
MainStay International Equity
  Fund Class I                       231,597        2,855,586
MainStay Large Cap Growth Fund
  Class I (a)                      2,055,094       11,652,381
MainStay MAP Fund Class I            374,487        9,792,826
MainStay S&P 500 Index Fund
  Class I                             10,726          259,029
MainStay U.S. Small Cap Fund
  Class I                            339,319        4,316,137
MainStay Value Fund Class I           15,842          218,942
                                                -------------
                                                   66,640,499
                                                -------------


FIXED INCOME FUNDS 60.5%
MainStay 130/30 High Yield
  Fund Class I (b)                   868,678        9,485,961
MainStay Floating Rate Fund
  Class I (b)                      1,762,751       15,811,878
MainStay High Yield Corporate
  Bond Fund Class I                1,213,134        6,745,026
MainStay Indexed Bond Fund
  Class I (b)                      4,367,498       49,527,425
MainStay Intermediate Term
  Bond Fund Class I                2,057,405       21,232,418
                                                -------------
                                                  102,802,708
                                                -------------
Total Investments
  (Cost $164,560,144) (c)               99.8%     169,443,207
Cash and Other Assets,
  Less Liabilities                       0.2          372,216
                                       -----     ------------
Net Assets                             100.0%   $ 169,815,423
                                       =====     ============






+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(c)  At October 31, 2009, cost is $172,680,217
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $ 6,342,666
Gross unrealized depreciation        (9,579,676)
                                    -----------
Net unrealized appreciation         $(3,237,010)
                                    ===========



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Affiliated Investment Companies
 Equity Funds                                   $ 66,640,499       $    --         $    --    $ 66,640,499
 Fixed Income Funds                              102,802,708            --              --     102,802,708
                                                ------------       -------         -------    ------------
 Total Investments in Securities                $169,443,207           $--             $--    $169,443,207
                                                ============       =======         =======    ============



At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



12    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $164,560,144)                 $169,443,207
Cash                                      206,317
Receivables:
  Fund shares sold                        744,975
  Manager (See Note 3)                     14,555
Other assets                               16,711
                                     ------------
     Total assets                     170,425,765
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                    235,822
  Investment securities purchased         206,316
  NYLIFE Distributors (See Note 3)         67,247
  Transfer agent (See Note 3)              45,176
  Shareholder communication                26,653
  Professional fees                        21,322
  Custodian                                 3,108
  Directors                                   486
Accrued expenses                            4,212
                                     ------------
     Total liabilities                    610,342
                                     ------------
Net assets                           $169,815,423
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 1.3 billion shares
  authorized                         $    171,742
Additional paid-in capital            182,562,899
                                     ------------
                                      182,734,641
Accumulated undistributed net
  investment income                       276,839
Accumulated net realized loss on
  investments                         (18,079,120)
Net unrealized appreciation on
  investments                           4,883,063
                                     ------------
Net assets                           $169,815,423
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 25,215,591
                                     ============
Shares of capital stock outstanding     2,546,900
                                     ============
Net asset value per share
  outstanding                        $       9.90
Maximum sales charge (5.50% of
  offering price)                            0.58
                                     ------------
Maximum offering price per share
  outstanding                        $      10.48
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 94,643,359
                                     ============
Shares of capital stock outstanding     9,563,728
                                     ============
Net asset value per share
  outstanding                        $       9.90
Maximum sales charge (5.50% of
  offering price)                            0.58
                                     ------------
Maximum offering price per share
  outstanding                        $      10.48
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 27,416,940
                                     ============
Shares of capital stock outstanding     2,779,686
                                     ============
Net asset value and offering price
  per share outstanding              $       9.86
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 21,498,132
                                     ============
Shares of capital stock outstanding     2,179,309
                                     ============
Net asset value and offering price
  per share outstanding              $       9.86
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  1,041,401
                                     ============
Shares of capital stock outstanding       104,616
                                     ============
Net asset value and offering price
  per share outstanding              $       9.95
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies            $  5,236,304
  Interest                                      7
                                     ------------
     Total income                       5,236,311
                                     ------------
EXPENSES:
  Distribution/Service--Investor
     Class (See Note 3)                    52,464
  Distribution/Service--Class A
     (See Note 3)                         210,009
  Service--Class B (See Note 3)            60,916
  Service--Class C (See Note 3)            46,185
  Distribution--Class B (See Note
     3)                                   182,747
  Distribution--Class C (See Note
     3)                                   138,556
  Transfer agent--Investor Class
     (See Note 3)                          66,907
  Transfer agent--Class A (See Note
     3)                                    44,754
  Transfer agent--Classes B and C
     (See Note 3)                         136,772
  Transfer agent--Class I (See Note
     3)                                       545
  Shareholder communication                82,648
  Registration                             79,202
  Professional fees                        51,378
  Custodian                                10,218
  Directors                                 6,904
  Miscellaneous                            14,708
                                     ------------
     Total expenses before
       reimbursement                    1,184,913
  Expense reimbursement from
     Manager
     (See Note 3)                        (148,675)
                                     ------------
     Net expenses                       1,036,238
                                     ------------
Net investment income                   4,200,073
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on affiliated
  investment company transactions     (16,459,425)
Net change in unrealized
  depreciation on investments          37,036,092
                                     ------------
Net realized and unrealized gain on
  investments                          20,576,667
                                     ------------
Net increase in net assets
  resulting from operations          $ 24,776,740
                                     ============






14    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  4,200,073   $  3,996,595
 Net realized gain (loss) on
  investments from affiliated
  investment company
  transactions                  (16,459,425)     1,415,358
 Net change in unrealized
  appreciation (depreciation)
  on investments                 37,036,092    (38,398,417)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     24,776,740    (32,986,464)
                               ---------------------------
Dividends and distributions
 to shareholders:
 From net investment income:
    Investor Class                 (612,952)      (246,826)
    Class A                      (2,538,185)    (4,130,935)
    Class B                        (547,178)      (837,821)
    Class C                        (421,361)      (749,236)
    Class I                         (33,989)       (63,261)
                               ---------------------------
                                 (4,153,665)    (6,028,079)
                               ---------------------------
 From net realized gain on
  investments:
    Investor Class                 (229,524)            --
    Class A                      (1,061,186)      (947,219)
    Class B                        (300,341)      (242,295)
    Class C                        (243,454)      (215,997)
    Class I                         (14,819)       (14,600)
                               ---------------------------
                                 (1,849,324)    (1,420,111)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                   (6,002,989)    (7,448,190)
                               ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         45,550,701    106,366,801
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               5,476,884      6,745,159
 Cost of shares redeemed        (44,781,922)   (47,555,730)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions           6,245,663     65,556,230
                               ---------------------------
    Net increase in net
     assets                      25,019,414     25,121,576

NET ASSETS:
Beginning of year               144,796,009    119,674,433
                               ---------------------------
End of year                    $169,815,423   $144,796,009
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $    276,839   $    230,555
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                           INVESTOR CLASS
                                                    ---------------------------
                                                                      FEBRUARY
                                                                         28,
                                                                       2008**
                                                                       THROUGH
                                                     YEAR ENDED        OCTOBER
                                                     OCTOBER 31,         31,

                                                    ---------------------------
                                                        2009            2008
Net asset value at beginning of period                 $  8.76         $ 10.69
                                                       -------         -------
Net investment income (a)                                 0.27            0.19
Net realized and unrealized gain (loss) on
  investments                                             1.25           (1.91)
                                                       -------         -------
Total from investment operations                          1.52           (1.72)
                                                       -------         -------
Less dividends and distributions:
  From net investment income                             (0.27)          (0.21)
  From net realized gain on investments                  (0.11)             --
                                                       -------         -------
Total dividends and distributions                        (0.38)          (0.21)
                                                       -------         -------
Net asset value at end of period                       $  9.90         $  8.76
                                                       =======         =======
Total investment return (d)                              18.01%         (16.36%)(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   2.98%           2.72% ++
  Net expenses (e)                                        0.50%           0.50% ++
  Expenses (before reimbursement) (e)                     0.74%           0.62% ++
Portfolio turnover rate                                     36%             35%
Net assets at end of period (in 000's)                 $25,216         $17,140




                                                                                     CLASS B
                                                    ------------------------------------------------------------------------
                                                                                                                   APRIL 4,
                                                                                                                    2005**
                                                                                                                    THROUGH
                                                                                                                    OCTOBER
                                                                      YEAR ENDED OCTOBER 31,                          31,

                                                    ------------------------------------------------------------------------
                                                        2009            2008           2007           2006           2005
Net asset value at beginning of period                 $  8.73         $ 11.42        $ 10.78        $ 10.18        $10.00
                                                       -------         -------        -------        -------        ------
Net investment income (a)                                 0.20            0.22           0.26           0.22          0.10
Net realized and unrealized gain (loss) on
  investments                                             1.24           (2.39)          0.73           0.65          0.10 (c)
                                                       -------         -------        -------        -------        ------
Total from investment operations                          1.44           (2.17)          0.99           0.87          0.20
                                                       -------         -------        -------        -------        ------
Less dividends and distributions:
  From net investment income                             (0.20)          (0.39)         (0.18)         (0.27)        (0.02)
  From net realized gain on investments                  (0.11)          (0.13)         (0.17)         (0.00)++         --
                                                       -------         -------        -------        -------        ------
Total dividends and distributions                        (0.31)          (0.52)         (0.35)         (0.27)        (0.02)
                                                       -------         -------        -------        -------        ------
Net asset value at end of period                       $  9.86         $  8.73        $ 11.42        $ 10.78        $10.18
                                                       =======         =======        =======        =======        ======
Total investment return (d)                              17.09%         (19.78%)         9.37%          8.67%         2.02%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   2.25%           2.11%          2.38%          2.07%         1.68%++
  Net expenses (e)                                        1.25%           1.25%          1.23%          1.28%         1.35%++
  Expenses (before reimbursement) (e)                     1.48%           1.33%          1.23%          1.36%         2.30%++
Portfolio turnover rate                                     36%             35%            10%            33%            3%
Net assets at end of period (in 000's)                 $27,417         $23,226        $20,919        $13,426        $9,100




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(d)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





16    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              CLASS A
      -------------------------------------------------------
                                                    APRIL 4,
                                                     2005**
                                                    THROUGH
               YEAR ENDED OCTOBER 31,             OCTOBER 31,

      -------------------------------------------------------
        2009       2008       2007       2006         2005
      $  8.76    $ 11.47    $ 10.80    $ 10.21      $ 10.00
      -------    -------    -------    -------      -------
         0.27       0.30       0.34       0.28         0.14
         1.25      (2.39)      0.73       0.65         0.11 (c)
      -------    -------    -------    -------      -------
         1.52      (2.09)      1.07       0.93         0.25
      -------    -------    -------    -------      -------

        (0.27)     (0.49)     (0.23)     (0.34)       (0.04)
        (0.11)     (0.13)     (0.17)     (0.00)++        --
      -------    -------    -------    -------      -------
        (0.38)     (0.62)     (0.40)     (0.34)       (0.04)
      -------    -------    -------    -------      -------
      $  9.90    $  8.76    $ 11.47    $ 10.80      $ 10.21
      =======    =======    =======    =======      =======
        18.05%    (19.14%)    10.22%      9.36%        2.49%(b)

         3.06%      2.91%      3.12%      2.71%        2.43%++
         0.47%      0.49%      0.48%      0.53%        0.60%++
         0.47%      0.49%      0.48%      0.61%        1.55%++
           36%        35%        10%        33%           3%
      $94,643    $84,434    $80,018    $40,889      $13,350




                              Class C
      ------------------------------------------------------
                                                   April 4,
                                                    2005**
                                                   through
               Year ended October 31,            October 31,

-------------
        2009       2008       2007      2006         2005
      $  8.73    $ 11.42    $ 10.78    $10.18       $10.00
      -------    -------    -------    ------       ------
         0.21       0.22       0.26      0.21         0.10
         1.23      (2.39)      0.73      0.66         0.10 (c)
      -------    -------    -------    ------       ------
         1.44      (2.17)      0.99      0.87         0.20
      -------    -------    -------    ------       ------

        (0.20)     (0.39)     (0.18)    (0.27)       (0.02)
        (0.11)     (0.13)     (0.17)    (0.00)++        --
      -------    -------    -------    ------       ------
        (0.31)     (0.52)     (0.35)    (0.27)       (0.02)
      -------    -------    -------    ------       ------
      $  9.86    $  8.73    $ 11.42    $10.78       $10.18
      =======    =======    =======    ======       ======
        17.09%    (19.79%)     9.37%     8.67%        2.02%(b)

         2.29%      2.12%      2.38%     2.02%        1.68%++
         1.25%      1.25%      1.23%     1.28%        1.35%++
         1.48%      1.33%      1.23%     1.36%        2.30%++
           36%        35%        10%       33%           3%
      $21,498    $18,846    $17,628    $8,066       $2,900




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                                     CLASS I
                                                    ------------------------------------------------------------------------
                                                                                                                   APRIL 4,
                                                                                                                    2005**
                                                                                                                    THROUGH
                                                                                                                    OCTOBER
                                                                      YEAR ENDED OCTOBER 31,                          31,

                                                    ------------------------------------------------------------------------
                                                        2009            2008           2007           2006           2005
Net asset value at beginning of period                 $ 8.81          $ 11.54        $10.85         $10.21         $10.00
                                                       ------          -------        ------         ------         ------
Net investment income (a)                                0.30             0.33          0.36           0.33           0.15
Net realized and unrealized gain (loss) on
  investments                                            1.24            (2.41)         0.75           0.68           0.11 (c)
                                                       ------          -------        ------         ------         ------
Total from investment operations                         1.54            (2.08)         1.11           1.01           0.26
                                                       ------          -------        ------         ------         ------
Less dividends and distributions:
  From net investment income                            (0.29)           (0.52)        (0.25)         (0.37)         (0.05)
  From net realized gain on investments                 (0.11)           (0.13)        (0.17)         (0.00)++          --
                                                       ------          -------        ------         ------         ------
Total dividends and distributions                       (0.40)           (0.65)        (0.42)         (0.37)         (0.05)
                                                       ------          -------        ------         ------         ------
Net asset value at end of period                       $ 9.95          $  8.81        $11.54         $10.85         $10.21
                                                       ======          =======        ======         ======         ======
Total investment return (d)                             18.23%          (18.90%)       10.47%         10.13%          2.57%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                  3.37%            3.16%         3.30%          3.15%          2.78%++
  Net expenses (e)                                       0.22%            0.23%         0.25%          0.25%          0.25%++
  Expenses (before reimbursement) (e)                    0.22%            0.28%         0.35%          0.33%          1.20%++
Portfolio turnover rate                                    36%              35%           10%            33%             3%
Net assets at end of period (in 000's)                 $1,041          $ 1,150        $1,108         $  607         $   10




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(d)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





18    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY GROWTH ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges          7.85%      -0.72%
Excluding sales charges    14.13        0.51




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                           ALLOCATION FUND       INDEX          INDEX
                           ---------------    ----------    ------------
4/4/05                          9450.00        10000.00       10000.00
                                9932.00        10365.00       10731.00
                               11570.00        12059.00       13684.00
                               13700.00        13815.00       17093.00
                                8477.00         8828.00        9124.00
10/31/09                        9675.00         9694.00       11652.00





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges          8.00%      -0.72%
Excluding sales charges    14.29        0.52




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                           ALLOCATION FUND       INDEX          INDEX
                           ---------------    ----------    ------------
4/4/05                         23625.00        25000.00       25000.00
                               24830.00        25913.00       26827.00
                               28924.00        30147.00       34210.00
                               34251.00        34536.00       42733.00
                               21166.00        22070.00       22809.00
10/31/09                       24190.00        24234.00       29131.00





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges          8.32%      -0.65%
Excluding sales charges    13.32       -0.26




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                           ALLOCATION FUND       INDEX          INDEX
                           ---------------    ----------    ------------
4/4/05                         10000.00        10000.00       10000.00
                               10470.00        10365.00       10731.00
                               12102.00        12059.00       13684.00
                               14212.00        13815.00       17093.00
                                8719.00         8828.00        9124.00
10/31/09                        9704.00         9694.00       11652.00




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    19

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges         12.29%      -0.21%
Excluding sales charges    13.29       -0.21





                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                           ALLOCATION FUND       INDEX          INDEX
                           ---------------    ----------    ------------
4/4/05                         10000.00        10000.00       10000.00
                               10460.00        10365.00       10731.00
                               12112.00        12059.00       13684.00
                               14232.00        13815.00       17093.00
                                8741.00         8828.00        9124.00
10/31/09                        9903.00         9694.00       11652.00





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
                           14.40%      0.85%




(PERFORMANCE GRAPH)

                           MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                           ALLOCATION FUND       INDEX          INDEX
                           ---------------    ----------    ------------
4/4/05                         10000.00        10000.00       10000.00
                               10520.00        10365.00       10731.00
                               12347.00        12059.00       13684.00
                               14654.00        13815.00       17093.00
                                9086.00         8828.00        9124.00
10/31/09                       10394.00         9694.00       11652.00





 BENCHMARK PERFORMANCE                    ONE       SINCE
                                          YEAR    INCEPTION
S&P 500(R) Index(3)                       9.80%     -0.68%
MSCI EAFE(R) Index(4)                    27.71       3.40
Average Lipper multi-cap core fund(5)    15.09      -0.33



   Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on July 31, 2010.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over a extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



20    MainStay Growth Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH ALLOCATION FUND (UNAUDITED)
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,202.40        $2.78          $1,022.70         $2.55
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,202.40        $2.66          $1,022.80         $2.45
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,196.70        $6.92          $1,018.90         $6.36
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,197.80        $6.92          $1,018.90         $6.36
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,203.20        $1.39          $1,023.90         $1.28
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Investor Class, 0.48% for Class A, 1.25% for Class B and Class C and 0.25% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                   mainstayinvestments.com    21

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2009 (UNAUDITED)

(COMPOSITION PIE CHART)

Growth of Capital                               57.5
Capital Appreciation                            21.5
Total Return                                    21.2
Liabilities in Excess of Cash and Other
  Assets                                        (0.2)





See Portfolio Investments on page 26 for specific holdings within these categories.



22    MainStay Growth Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Growth Allocation Fund returned 14.13% for Investor Class shares, 14.29% for Class A shares, 13.32% for Class B shares and 13.29% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 14.40%. All share classes underperformed the 15.09% return of the average Lipper(1) multi-cap core fund. However, all share classes outperformed the 9.80% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2009. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 19 and 20 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to here as Underlying Funds. During the reporting period, the Fund's performance relative to its Lipper peers and its benchmark resulted primarily from the performance of the Underlying Funds in which the Fund invested. Underlying Funds that invested in non-large-cap stocks contributed positively to the Fund's performance relative to the S&P 500(R) Index and to the Fund's Lipper peers. Excellent security selection in several of the Underlying Funds also contributed to the Fund's strong performance relative to the average Lipper peer and the Fund's benchmark.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. It is difficult to credit any single factor with having a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund's allocations in three important ways. First, we lowered the Fund's average market capitalization during the second half of the reporting period primarily by increasing the Fund's exposure to Underlying Funds that invest in mid-cap stocks. We pursued this strategy through purchases of MainStay Epoch U.S. Small Cap Fund (which includes several mid-cap stocks), MainStay Mid Cap Core Fund and MainStay Epoch All Cap Fund. From May through October, the performance of mid-cap stocks was substantially similar to that of large-cap stocks. While small-cap stocks were somewhat weaker, the difference was not large enough to have a consequential impact on the Fund's performance.

Second, we reduced the Fund's position in MainStay Common Stock Fund and directed the proceeds primarily to MainStay 130/30 Core Fund. This decision did not have a material impact on the Fund's performance of during the reporting period.

Third, the Fund moved assets out of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund and redirected part of the proceeds to MainStay MAP Fund to further diversify the Fund across manager styles. This change did not have a material impact on the Fund's performance during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

MainStay U.S. Small Cap Fund and MainStay ICAP International Fund generated the best total returns among the Underlying Equity Funds in which the Fund invested. The worst returns came from Main-Stay Value Fund and MainStay Common Stock Fund.


----------
1. See footnote on page 20 for more information on Lipper Inc.
2. See footnote on page 20 for more information on the S&P 500(R) Index.

THE DISCLOSURE ON PAGE 25 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   mainstayinvestments.com    23

WHICH UNDERLYING FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund was the strongest contributor to the Fund's absolute performance, followed by MainStay MAP Fund.

MainStay Common Stock Fund, MainStay 130/30 International Fund, MainStay ICAP International Fund, and MainStay International Equity Fund were the Underlying Funds that detracted the most from the Fund's performance, although they all posted positive results during the reporting period.




----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


24    MainStay Growth Allocation Fund

MainStay Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, shareholders will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the shareholder and may increase taxes payable by the shareholder.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds, and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

Before making an investment in the Fund, you should consider all the risks associated with it.


                                                   mainstayinvestments.com    25

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                      SHARES            VALUE
AFFILIATED INVESTMENT COMPANIES 100.2%+
-------------------------------------------------------------

EQUITY FUNDS 100.2%
MainStay 130/30 Core Fund
  Class I (a)                      2,747,931    $  17,669,195
MainStay 130/30 Growth Fund
  Class I (a)(b)                     624,588        4,665,671
MainStay 130/30 International
  Fund Class I (a)(b)              1,894,241       12,009,491
MainStay Capital Appreciation
  Fund Class I (a)(b)                 16,651          438,256
MainStay Common Stock Fund
  Class I (a)                      1,812,625       17,618,719
MainStay Epoch U.S. All Cap
  Fund Class I (b)                   105,923        1,998,762
MainStay Growth Equity Fund
  Class I (a)                        412,485        3,860,860
MainStay ICAP Equity Fund
  Class I                            377,485       11,298,127
MainStay ICAP International
  Fund Class I                       441,501       11,973,495
MainStay ICAP Select Equity
  Fund Class I                       392,499       11,280,428
MainStay International Equity
  Fund Class I                       975,476       12,027,622
MainStay Large Cap Growth Fund
  Class I (b)                      5,621,127       31,871,789
MainStay MAP Fund Class I            907,588       23,733,417
MainStay Mid Cap Growth Fund
  Class I (b)                         29,129          271,191
MainStay S&P 500 Index Fund
  Class I                             60,397        1,458,596
MainStay U.S. Small Cap Fund
  Class I (a)                      1,138,871       14,486,441
MainStay Value Fund Class I
  (a)                                124,266        1,717,362
                                                 ------------
Total Investments
  (Cost $197,438,856) (c)              100.2%     178,379,422
Liabilities in Excess of
  Cash and Other Assets                 (0.2)        (383,597)
                                       -----     ------------
Net Assets                             100.0%   $ 177,995,825
                                       =====     ============







+    Percentages indicated are based on Fund
     net assets.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At October 31, 2009, cost is $207,115,326
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  1,385,192
Gross unrealized depreciation       (30,121,096)
                                   ------------
Net unrealized depreciation        $(28,735,904)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Affiliated Investment Companies Equity Funds   $178,379,422      $     --        $     --    $178,379,422
                                                ------------      --------        --------    ------------
 Total Investments in Securities                $178,379,422           $--             $--    $178,379,422
                                                ============      ========        ========    ============




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



26    MainStay Growth Allocation Fund      The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.




STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $197,438,856)                 $178,379,422
Cash                                       66,206
Receivables:
  Fund shares sold                         94,880
  Manager (See Note 3)                     38,822
Other assets                               17,494
                                     ------------
     Total assets                     178,596,824
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                    304,906
  Transfer agent (See Note 3)              95,341
  NYLIFE Distributors (See Note 3)         78,178
  Investment securities purchased          66,205
  Shareholder communication                27,829
  Professional fees                        21,066
  Custodian                                 2,689
  Directors                                   528
Accrued expenses                            4,257
                                     ------------
     Total liabilities                    600,999
                                     ------------
Net assets                           $177,995,825
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 1.3 billion shares
  authorized                         $    199,521
Additional paid-in capital            228,340,924
                                     ------------
                                      228,540,445
Accumulated net realized loss on
  investments                         (31,485,186)
Net unrealized depreciation on
  investments                         (19,059,434)
                                     ------------
Net assets                           $177,995,825
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 54,578,106
                                     ============
Shares of capital stock outstanding     6,086,505
                                     ============
Net asset value per share
  outstanding                        $       8.97
Maximum sales charge (5.50% of
  offering price)                            0.52
                                     ------------
Maximum offering price per share
  outstanding                        $       9.49
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 62,210,063
                                     ============
Shares of capital stock outstanding     6,934,539
                                     ============
Net asset value per share
  outstanding                        $       8.97
Maximum sales charge (5.50% of
  offering price)                            0.52
                                     ------------
Maximum offering price per share
  outstanding                        $       9.49
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 49,206,073
                                     ============
Shares of capital stock outstanding     5,576,298
                                     ============
Net asset value and offering price
  per share outstanding              $       8.82
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 10,772,864
                                     ============
Shares of capital stock outstanding     1,219,176
                                     ============
Net asset value and offering price
  per share outstanding              $       8.84
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  1,228,719
                                     ============
Shares of capital stock outstanding       135,571
                                     ============
Net asset value and offering price
  per share outstanding              $       9.06
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $  2,882,857
                                     ------------
EXPENSES:
  Transfer agent--Investor Class
     (See Note 3)                         211,279
  Transfer agent--Class A (See Note
     3)                                    60,980
  Transfer agent--Classes B and C
     (See Note 3)                         247,340
  Transfer agent--Class I (See Note
     3)                                     1,102
  Distribution--Class B (See Note
     3)                                   320,362
  Distribution--Class C (See Note
     3)                                    67,679
  Distribution/Service--Investor
     Class (See Note 3)                   110,985
  Distribution/Service--Class A
     (See Note 3)                         134,381
  Service--Class B (See Note 3)           106,787
  Service--Class C (See Note 3)            22,560
  Shareholder communication                81,764
  Registration                             75,346
  Professional fees                        50,561
  Custodian                                 7,780
  Directors                                 7,065
  Miscellaneous                            14,728
                                     ------------
     Total expenses before
       reimbursement                    1,520,699
  Expense reimbursement from
     Manager (See Note 3)                (393,326)
                                     ------------
     Net expenses                       1,127,373
                                     ------------
Net investment income                   1,755,484
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on affiliated
  investment company transactions     (29,579,724)
Net change in unrealized
  depreciation on investments          49,785,066
                                     ------------
Net realized and unrealized gain on
  investments                          20,205,342
                                     ------------
Net increase in net assets
  resulting from operations          $ 21,960,826
                                     ============






28    MainStay Growth Allocation Fund      The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  1,755,484   $    452,650
 Net realized gain (loss) on
  investments from affiliated
  investment company
  transactions                  (29,579,724)     3,980,306
 Net change in unrealized
  appreciation (depreciation)
  on investments                 49,785,066    (92,111,730)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     21,960,826    (87,678,774)
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                 (704,990)            --
    Class A                      (1,021,607)    (2,836,252)
    Class B                        (380,935)    (1,122,213)
    Class C                         (78,878)      (255,054)
    Class I                         (16,651)       (12,871)
                               ---------------------------
                                 (2,203,061)    (4,226,390)
                               ---------------------------
 From net realized gain on investments:
    Investor Class                 (391,096)            --
    Class A                        (561,229)    (2,967,230)
    Class B                        (420,672)    (1,569,895)
    Class C                         (86,552)      (355,384)
    Class I                          (8,108)       (12,430)
                               ---------------------------
                                 (1,467,657)    (4,904,939)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                   (3,670,718)    (9,131,329)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         39,274,883    103,378,366
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               3,524,795      8,795,944
 Cost of shares redeemed        (32,171,779)   (56,086,055)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          10,627,899     56,088,255
                               ---------------------------
    Net increase (decrease)
     in net assets               28,918,007    (40,721,848)

NET ASSETS:
Beginning of year               149,077,818    189,799,666
                               ---------------------------
End of year                    $177,995,825   $149,077,818
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $         --   $    164,036
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  INVESTOR CLASS
                            --------------------------
                                          FEBRUARY 28,
                                             2008**
                             YEAR ENDED      THROUGH
                            OCTOBER 31,    OCTOBER 31,

                            --------------------------
                                2009          2008
Net asset value at
  beginning of period         $  8.09        $ 11.68
                              -------        -------
Net investment income
  (loss) (a)                     0.10           0.01
Net realized and
  unrealized gain (loss)
  on investments                 1.00          (3.60)
                              -------        -------
Total from investment
  operations                     1.10          (3.59)
                              -------        -------
Less dividends and
  distributions:
  From net investment
     income                     (0.14)            --
  From net realized gain
     on investments             (0.08)            --
                              -------        -------
Total dividends and
  distributions                 (0.22)            --
                              -------        -------
Net asset value at end of
  period                      $  8.97        $  8.09
                              =======        =======
Total investment return
  (c)                           14.13%        (30.74%)(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      1.30%          0.19% ++
  Net expenses (e)               0.50%          0.50% ++
  Expenses (before
     reimbursement) (e)          0.88%          0.75% ++
Portfolio turnover rate            42%            37%
Net assets at end of
  period (in 000's)           $54,578        $38,881




                                                    CLASS B
                            -------------------------------------------------------
                                                                          APRIL 4,
                                                                           2005**
                                                                          THROUGH
                                     YEAR ENDED OCTOBER 31,             OCTOBER 31,

                            -------------------------------------------------------
                              2009       2008       2007       2006         2005
Net asset value at
  beginning of period       $  7.94    $ 13.56    $ 11.97    $ 10.47       $10.00
                            -------    -------    -------    -------       ------
Net investment income
  (loss) (a)                   0.05      (0.03)     (0.04)     (0.10)       (0.08)
Net realized and
  unrealized gain (loss)
  on investments               0.98      (5.01)      2.07       1.72         0.55 (b)
                            -------    -------    -------    -------       ------
Total from investment
  operations                   1.03      (5.04)      2.03       1.62         0.47
                            -------    -------    -------    -------       ------
Less dividends and
  distributions:
  From net investment
     income                   (0.07)     (0.24)     (0.12)     (0.07)          --
  From net realized gain
     on investments           (0.08)     (0.34)     (0.32)     (0.05)          --
                            -------    -------    -------    -------       ------
Total dividends and
  distributions               (0.15)     (0.58)     (0.44)     (0.12)          --
                            -------    -------    -------    -------       ------
Net asset value at end of
  period                    $  8.82    $  7.94    $ 13.56    $ 11.97       $10.47
                            =======    =======    =======    =======       ======
Total investment return
  (c)                         13.32%    (38.65%)    17.44%     15.59%        4.70%(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                    0.65%     (0.24%)    (0.34%)    (0.91%)      (1.36%)++
  Net expenses (e)             1.25%      1.25%      1.23%      1.27%        1.37% ++
  Expenses (before
     reimbursement) (e)        1.64%      1.44%      1.30%      1.30%        2.59% ++
Portfolio turnover rate          42%        37%        17%        84%          21%
Net assets at end of
  period (in 000's)         $49,206    $42,501    $59,902    $27,770       $8,142




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





30    MainStay Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               CLASS A
      --------------------------------------------------------
                                                     APRIL 4,
                                                      2005**
                                                     THROUGH
                YEAR ENDED OCTOBER 31,             OCTOBER 31,

      --------------------------------------------------------
        2009       2008       2007        2006         2005
      $  8.08    $ 13.78    $  12.08    $ 10.51      $ 10.00
      -------    -------    --------    -------      -------
         0.12       0.07        0.05      (0.03)       (0.04)
         0.99      (5.11)       2.11       1.74         0.55 (b)
      -------    -------    --------    -------      -------
         1.11      (5.04)       2.16       1.71         0.51
      -------    -------    --------    -------      -------

        (0.14)     (0.32)      (0.14)     (0.09)          --
        (0.08)     (0.34)      (0.32)     (0.05)          --
      -------    -------    --------    -------      -------
        (0.22)     (0.66)      (0.46)     (0.14)          --
      -------    -------    --------    -------      -------
      $  8.97    $  8.08    $  13.78    $ 12.08      $ 10.51
      =======    =======    ========    =======      =======
        14.29%    (38.20%)     18.42%     16.49%        5.10% (d)

         1.55%      0.60%       0.41%     (0.25%)      (0.61%)++
         0.48%      0.49%       0.48%      0.52%        0.62% ++
         0.52%      0.57%       0.55%      0.55%        1.84% ++
           42%        37%         17%        84%          21%
      $62,210    $58,165    $116,123    $54,499      $10,709




                              CLASS C
      ------------------------------------------------------
                                                   APRIL 4,
                                                    2005**
                                                   THROUGH
               YEAR ENDED OCTOBER 31,            OCTOBER 31,

      ------------------------------------------------------
        2009       2008       2007      2006         2005
      $  7.96    $ 13.58    $ 11.97    $10.46       $10.00
      -------    -------    -------    ------       ------
         0.05      (0.02)     (0.03)    (0.11)       (0.08)
         0.98      (5.02)      2.08      1.74         0.54 (b)
      -------    -------    -------    ------       ------
         1.03      (5.04)      2.05      1.63         0.46
      -------    -------    -------    ------       ------

        (0.07)     (0.24)     (0.12)    (0.07)          --
        (0.08)     (0.34)     (0.32)    (0.05)          --
      -------    -------    -------    ------       ------
        (0.15)     (0.58)     (0.44)    (0.12)          --
      -------    -------    -------    ------       ------
      $  8.84    $  7.96    $ 13.58    $11.97       $10.46
      =======    =======    =======    ======       ======
        13.29%    (38.58%)    17.51%    15.79%        4.60%(d)

         0.61%     (0.21%)    (0.26%)   (0.95%)      (1.36%)++
         1.25%      1.25%      1.23%     1.27%        1.37% ++
         1.64%      1.44%      1.30%     1.30%        2.59% ++
           42%        37%        17%       84%          21%
      $10,773    $ 8,682    $13,668    $8,640       $  904




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   CLASS I
                            ----------------------------------------------------
                                                                       APRIL 4,
                                                                        2005**
                                                                       THROUGH
                                    YEAR ENDED OCTOBER 31,           OCTOBER 31,

                            ----------------------------------------------------
                             2009       2008      2007      2006         2005
Net asset value at
  beginning of period       $ 8.17    $ 13.91    $12.17    $10.52       $10.00
                            ------    -------    ------    ------       ------
Net investment income
  (loss) (a)                  0.12       0.07      0.05      0.01        (0.01)
Net realized and
  unrealized gain (loss)
  on investments              1.01      (5.12)     2.16      1.79         0.53 (b)
                            ------    -------    ------    ------       ------
Total from investment
  operations                  1.13      (5.05)     2.21      1.80         0.52
                            ------    -------    ------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                  (0.16)     (0.35)    (0.15)    (0.10)          --
  From net realized gain
     on investments          (0.08)     (0.34)    (0.32)    (0.05)          --
                            ------    -------    ------    ------       ------
Total dividends and
  distributions              (0.24)     (0.69)    (0.47)    (0.15)          --
                            ------    -------    ------    ------       ------
Net asset value at end of
  period                    $ 9.06    $  8.17    $13.91    $12.17       $10.52
                            ======    =======    ======    ======       ======
Total investment return
  (c)                        14.40%    (38.00%)   18.68%    17.36%        5.20%(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                   1.50%      0.62%     0.41%     0.06%       (0.24%)++
  Net expenses (e)            0.25%      0.25%     0.24%     0.25%        0.25% ++
  Expenses (before
     reimbursement) (e)       0.27%      0.28%     0.40%     0.28%        1.47% ++
Portfolio turnover rate         42%        37%       17%       84%          21%
Net assets at end of
  period (in 000's)         $1,229    $   849    $  107    $   14       $   11




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





32    MainStay Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY MODERATE ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges         10.68%      1.76%
Excluding sales charges    17.12       3.03




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                          BARCLAYS CAPITAL
                       MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                        ALLOCATION FUND        INDEX        INDEX(R)         BOND INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                        9450             10000          10000             10000
                              9802             10365          10731             10129
                             10996             12059          13684             10655
                             12446             13815          17093             11228
                              9248              8828           9124             11262
10/31/09                     10832              9694          11652             12815





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges         10.70%      1.74%
Excluding sales charges    17.14       3.00




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                          BARCLAYS CAPITAL
                       MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                        ALLOCATION FUND        INDEX          INDEX          BOND INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                       23625             25000          25000             25000
                             24506             25913          26827             25322
                             27490             30147          34210             26636
                             31115             34536          42733             28070
                             23095             22070          22809             28156
10/31/09                     27053             24234          29131             32038





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges         11.34%      1.82%
Excluding sales charges    16.34       2.22




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                          BARCLAYS CAPITAL
                       MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                        ALLOCATION FUND        INDEX          INDEX          BOND INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                      10000.00         10000.00       10000.00          10000.00
                            10326.00         10365.00       10731.00          10129.00
                            11493.00         12059.00       13684.00          10655.00
                            12916.00         13815.00       17093.00          11228.00
                             9505.00          8828.00        9124.00          11262.00
10/31/09                    10863.00          9694.00       11652.00          12815.00




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    33

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges         15.19%      2.22%
Excluding sales charges    16.19       2.22




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                          BARCLAYS CAPITAL
                       MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                        ALLOCATION FUND        INDEX          INDEX          BOND INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                       10000             10000          10000             10000
                             10326             10365          10731             10129
                             11493             12059          13684             10655
                             12916             13815          17093             11228
                              9515              8828           9124             11262
10/31/09                     11056              9694          11652             12815





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
                           17.40%      3.28%




(PERFORMANCE GRAPH)

                                                                          BARCLAYS CAPITAL
                       MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                        ALLOCATION FUND        INDEX          INDEX          BOND INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                       10000             10000          10000             10000
                             10380             10365          10731             10129
                             11691             12059          13684             10655
                             13262             13815          17093             11228
                              9875              8828           9124             11262
10/31/09                     11593              9694          11652             12815





 BENCHMARK PERFORMANCE                                            ONE       SINCE
                                                                  YEAR    INCEPTION
S&P 500(R) Index(3)                                               9.80%     -0.68%
MSCI EAFE(R) Index(4)                                            27.71       3.40
Barclays Capital U.S. Aggregate Bond Index(5)                    13.79       5.57
Average Lipper mixed-asset target allocation moderate fund(6)    15.81       1.67



   limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on July 31, 2010.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper mixed-asset target allocation moderate fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



34    MainStay Moderate Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE ALLOCATION FUND (UNAUDITED)
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended
October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,160.40        $2.61          $1,022.80         $2.45
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,160.60        $2.45          $1,022.90         $2.29
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,157.10        $6.69          $1,019.00         $6.26
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,155.80        $6.68          $1,019.00         $6.26
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,162.50        $1.04          $1,024.20         $0.97
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.48% for Investor Class, 0.45% for Class A,1.23% for Class B and Class C and 0.19% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                   mainstayinvestments.com    35

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2009 (UNAUDITED)

(COMPOSITION PIE CHART)

Total Return                                    41.90
Growth of Capital                               33.30
Current Income                                  12.60
Capital Appreciation                            12.20
Liabilities in Excess of Cash and Other
  Assets                                        (0.00)





See Portfolio of Investments on page 40 for specific holdings within these categories.

++ Less than one-tenth of a percent.



36    MainStay Moderate Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY MODERATE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 17.12% for Investor Class shares, 17.14% for Class A shares, 16.34% for Class B shares and 16.19% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 17.40%. All share classes outperformed the 15.81% return of the average Lipper(1) mixed-asset target allocation moderate fund. All share classes also outperformed the 9.80% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2009. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 33 and 34 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to here as Underlying Funds. During the reporting period, the Fund's performance relative to its Lipper peers and its benchmark resulted primarily from the performance of the Underlying Funds in which the Fund invested. Underlying Funds that invested in below-investment-grade corporate bonds and non-large-cap stocks contributed positively to the Fund's performance relative to the S&P 500(R) Index and to the Fund's Lipper peers. (The S&P 500(R) Index contains no fixed-income securities.) Excellent security selection within several of the Underlying Funds also contributed to the Fund's strong performance rela-tive to the average Lipper peer and the Fund's benchmark.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underly-ing Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3) It is difficult to credit any single factor with having a disproportionate effect on the Fund's relative performance during the reporting period, but the decision to overweight high-yield bonds in response to atypically wide credit spreads(4) stands out to some degree.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund's allocations in four important ways. First, we shifted assets from MainStay Indexed Bond Fund into MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund, all three of which invest in lower-quality debt instruments. This decision had a positive impact on the Fund's performance, as credit spreads narrowed during the reporting period.

Second, we lowered the Fund's average equity market capitalization during the second half of the reporting period by increasing the Fund's exposure to Underlying Funds that invest in mid-cap stocks. We pursued this strategy through purchases of MainStay U.S. Small Cap Fund (which includes several mid-cap stocks), MainStay Mid Cap Core Fund and MainStay Epoch All Cap Fund. From May through October, the performance of mid-cap stocks was substantially similar to that of large-cap stocks. While small-cap stocks were somewhat weaker, the difference was not large enough to have a consequential impact on the Fund's performance.

Third, we reduced the Fund's position in MainStay Common Stock Fund and directed the proceeds primarily to MainStay 130/30 Core Fund. This decision did not have a material impact on the Fund's performance during the reporting period.


----------

1. See footnote on page 34 for more information on Lipper Inc.
2. See footnote on page 34 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 39 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   mainstayinvestments.com    37

Fourth, the Fund moved assets out of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund and redirected part of the proceeds to MainStay MAP Fund to further diversify the Fund across manager styles. This change did not have a material impact on the Fund's performance during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

MainStay U.S. Small Cap Fund and MainStay ICAP International Fund generated the best total returns among the Underlying Equity Funds in which the Fund invested. The worst returns came from MainStay Value Fund and MainStay Common Stock Fund.

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund was the strongest contributor to the Fund's absolute performance, followed by MainStay MAP Fund.

MainStay Common Stock Fund, MainStay 130/30 International Fund, MainStay ICAP International Fund and MainStay International Equity Fund were the Underlying Equity Funds that detracted the most from the Fund's performance, although they all posted positive results during the reporting period.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee kept the federal funds target rate very low and the Federal Reserve began to purchase bonds directly in an effort to bring down long-term borrowing costs. Signs of economic recovery during the reporting period brought further relief to the corporate bond market in 2009. Spreads narrowed considerably. Bank loans also performed quite well, as liquidity issues in that market were resolved.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the market's anticipation during the reporting period of an eventual recovery, the Fund began on March 10 to implement a bias toward lower-quality instruments and increased its holdings in MainStay High Yield Corporate Bond Fund, MainStay 130/30 High Yield Fund and MainStay Floating Rate Fund. We maintained this bias throughout the remainder of the reporting period, and the market rewarded this positioning. Spreads neared their historical averages and default risks remained high, so we removed this bias shortly after the reporting period ended, moving back to a benchmark weight in Underlying Funds that invest in high-yield debt securities.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay 130/30 High Yield Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality debt instruments. MainStay Intermediate Term Bond Fund and MainStay Indexed Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although they both posted positive results during the reporting period.


----------

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


38    MainStay Moderate Allocation Fund

MainStay Moderate Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "Underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, shareholders will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the shareholder and may increase taxes payable by the shareholder.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.


                                                   mainstayinvestments.com    39

PORTFOLIO OF INVESTMENTS  OCTOBER 31, 2009


                                       SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 100.0%+
-------------------------------------------------------------

EQUITY FUNDS 59.6%
MainStay 130/30 Core Fund
  Class I (a)                       3,485,657   $  22,412,777
MainStay 130/30 Growth Fund
  Class I (a)(b)                    1,183,932       8,843,969
MainStay 130/30 International
  Fund Class I(a)(b)                1,883,663      11,942,425
MainStay Common Stock Fund
  Class I (a)                       1,898,968      18,457,967
MainStay Epoch U.S. All Cap
  Fund Class I (b)                    309,686       5,843,776
MainStay Growth Equity Fund
  Class I (a)                         304,689       2,851,892
MainStay ICAP Equity Fund
  Class I                             588,882      17,625,242
MainStay ICAP International
  Fund Class I                        428,585      11,623,227
MainStay ICAP Select Equity
  Fund Class I                        611,269      17,567,861
MainStay International Equity
  Fund Class I                        928,764      11,451,661
MainStay Large Cap Growth Fund
  Class I (b)                       5,829,311      33,052,195
MainStay MAP Fund Class I (a)       1,232,392      32,227,053
MainStay S&P 500 Index Fund
  Class I                              12,044         290,854
MainStay U.S. Small Cap Fund
  Class I (a)                         785,953       9,997,326
MainStay Value Fund Class I
  (a)                                  89,343       1,234,715
                                                -------------
                                                  205,422,940
                                                -------------

FIXED INCOME FUNDS 40.4%
MainStay 130/30 High Yield
  Fund Class I (a)                  1,196,824      13,069,321
MainStay Floating Rate Fund
  Class I (a)                       2,362,924      21,195,427
MainStay High Yield Corporate
  Bond Fund Class I                 1,632,647       9,077,518
MainStay Indexed Bond Fund
  Class I (a)                       5,935,674      67,310,538
MainStay Intermediate Term
  Bond Fund Class I (a)             2,794,388      28,838,088
                                                -------------
                                                  139,490,892
                                                -------------
Total Investments
  (Cost $352,051,778) (c)               100.0%    344,913,832
Liabilities in Excess of
  Cash and Other Assets                  (0.0)++     (104,257)
                                        -----    ------------
Net Assets                              100.0%  $ 344,809,575
                                        =====    ============






+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying
     Funds Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At October 31, 2009, cost is $364,398,709
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  7,947,845
Gross unrealized depreciation       (27,432,722)
                                   ------------
Net unrealized depreciation        $(19,484,877)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                               QUOTED PRICES
                                                   IN ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Affiliated Investment Companies
    Equity Funds                                $205,422,940      $     --        $     --    $205,422,940
    Fixed Income Funds                           139,490,892            --              --     139,490,892
                                                ------------      --------        --------    ------------
 Total Investments in Securities                $344,913,832           $--             $--    $344,913,832
                                                ============      ========        ========    ============




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



40    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $352,051,778)                 $344,913,832
Cash                                       80,964
Receivables:
  Fund shares sold                        796,883
  Manager (See Note 3)                     25,813
Other assets                               23,380
                                     ------------
  Total assets                        345,840,872
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                    587,711
  NYLIFE Distributors (See Note 3)        138,203
  Transfer agent (See Note 3)             103,062
  Investment securities purchased          80,964
  Shareholder communication                72,435
  Professional fees                        38,994
  Custodian                                 3,162
  Directors                                 1,004
Accrued expenses                            5,762
                                     ------------
  Total liabilities                     1,031,297
                                     ------------
Net assets                           $344,809,575
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 1.2 billion shares
  authorized                         $    351,922
Additional paid-in capital            385,218,725
                                     ------------
                                      385,570,647
Accumulated undistributed net
  investment income                     3,856,703
Accumulated net realized loss on
  investments                         (37,479,829)
Net unrealized depreciation on
  investments                          (7,137,946)
                                     ------------
Net assets                           $344,809,575
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 63,454,370
                                     ============
Shares of capital stock outstanding     6,451,710
                                     ============
Net asset value per share
  outstanding                        $       9.84
Maximum sales charge (5.50% of
  offering price)                            0.57
                                     ------------
Maximum offering price per share
  outstanding                        $      10.41
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $176,138,652
                                     ============
Shares of capital stock outstanding    17,922,206
                                     ============
Net asset value per share
  outstanding                        $       9.83
Maximum sales charge (5.50% of
  offering price)                            0.57
                                     ------------
Maximum offering price per share
  outstanding                        $      10.40
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 67,726,250
                                     ============
Shares of capital stock outstanding     6,968,694
                                     ============
Net asset value and offering price
  per share outstanding              $       9.72
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 33,043,413
                                     ============
Shares of capital stock outstanding     3,399,101
                                     ============
Net asset value and offering price
  per share outstanding              $       9.72
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  4,446,890
                                     ============
Shares of capital stock outstanding       450,518
                                     ============
Net asset value and offering price
  per share outstanding              $       9.87
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayfunds.com     41

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                        $  8,862,878
                                      ------------
EXPENSES:
  Distribution/Service--Investor
     Class
     (See Note 3)                          131,799
  Distribution/Service--Class A
     (See Note 3)                          379,888
  Service--Class B (See Note 3)            149,843
  Service--Class C (See Note 3)             71,071
  Distribution--Class B (See Note
     3)                                    449,528
  Distribution--Class C (See Note
     3)                                    213,213
  Transfer agent--Investor Class
     (See Note 3)                          185,306
  Transfer agent--Class A (See Note
     3)                                     76,509
  Transfer agent--Classes B and C
     (See Note 3)                          311,524
  Transfer agent--Class I (See Note
     3)                                      2,087
  Shareholder communication                175,818
  Professional fees                         87,637
  Registration                              87,610
  Directors                                 13,820
  Custodian                                  9,209
  Miscellaneous                             21,137
                                      ------------
     Total expenses before
       reimbursement                     2,365,999
  Expense reimbursement from
     Manager
     (See Note 3)                         (381,947)
                                      ------------
  Net expenses                           1,984,052
                                      ------------
Net investment income                    6,878,826
                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on affiliated
  investment company transactions      (34,280,675)
Net change in unrealized
  depreciation on investments           75,467,921
                                      ------------
Net realized and unrealized gain on
  investments                           41,187,246
                                      ------------
Net increase in net assets
  resulting from operations           $ 48,066,072
                                      ============






42    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  6,878,826   $   6,186,567
 Net realized gain (loss) on
  investments from affiliated
  investment company
  transactions                  (34,280,675)      4,237,418
 Net change in unrealized
  appreciation (depreciation)
  on investments                 75,467,921    (105,719,988)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     48,066,072     (95,296,003)
                               ----------------------------

Dividends and distributions to
 shareholders:
From net investment income:
    Investor Class               (1,390,306)             --
    Class A                      (4,314,751)     (5,041,399)
    Class B                      (1,235,625)     (1,449,024)
    Class C                        (596,495)       (691,952)
    Class I                        (129,723)       (183,220)
                               ----------------------------
                                 (7,666,900)     (7,365,595)
                               ----------------------------
From net realized gain on investments:
    Investor Class                 (586,276)             --
    Class A                      (1,824,129)     (3,219,591)
    Class B                        (729,808)     (1,070,114)
    Class C                        (352,872)       (512,737)
    Class I                         (50,077)       (108,821)
                               ----------------------------
                                 (3,543,162)     (4,911,263)
                               ----------------------------
Total dividends and
 distributions to
 shareholders                   (11,210,062)    (12,276,858)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         76,669,485     178,553,958
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              10,605,468      11,495,873
 Cost of shares redeemed        (62,845,725)    (88,353,378)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          24,429,228     101,696,453
                               ----------------------------
    Net increase (decrease)
     in net assets               61,285,238      (5,876,408)

NET ASSETS:
Beginning of year               283,524,337     289,400,745
                               ----------------------------
End of year                    $344,809,575   $ 283,524,337
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $  3,856,703   $   4,644,750
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayfunds.com     43

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                           INVESTOR CLASS
                                                    ---------------------------
                                                                      FEBRUARY
                                                                         28,
                                                                       2008**
                                                                       THROUGH
                                                     YEAR ENDED        OCTOBER
                                                     OCTOBER 31,         31,

                                                    ---------------------------
                                                        2009            2008
Net asset value at beginning of period                 $  8.77         $ 11.12
                                                       -------         -------
Net investment income                                     0.22 (a)        0.14 (a)
Net realized and unrealized gain (loss) on
  investments                                             1.22           (2.49)
                                                       -------         -------
Total from investment operations                          1.44           (2.35)
                                                       -------         -------
Less dividends and distributions:
  From net investment income                             (0.26)             --
  From net realized gain on investments                  (0.11)             --
                                                       -------         -------
Total dividends and distributions                        (0.37)             --
                                                       -------         -------
Net asset value at end of period                       $  9.84         $  8.77
                                                       =======         =======
Total investment return (c)                              17.12%         (21.13%)(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   2.48%           1.94% ++
  Net expenses (e)                                        0.46%           0.45% ++
  Expenses (before reimbursement) (e)                     0.73%           0.61% ++
Portfolio turnover rate                                     35%             40%
Net assets at end of period (in 000's)                 $63,454         $46,290




                                                                                       Class B
                                                       ----------------------------------------------------------------------
                                                                                                                    April 4,
                                                                                                                     2005**
                                                                                                                     through
                                                                                                                     October
                                                                        Year ended October 31,                         31,

                                                       ----------------------------------------------------------------------
                                                          2009           2008           2007           2006           2005
Net asset value at beginning of period                   $  8.65        $ 12.23        $ 11.30        $ 10.32        $ 10.00
                                                         -------        -------        -------        -------        -------
Net investment income                                       0.15 (a)       0.15 (a)       0.18           0.13 (a)       0.04 (a)
Net realized and unrealized gain (loss) on
  investments                                               1.21          (3.27)          1.18           1.02           0.29 (b)
                                                         -------        -------        -------        -------        -------
Total from investment operations                            1.36          (3.12)          1.36           1.15           0.33
                                                         -------        -------        -------        -------        -------
Less dividends and distributions:
  From net investment income                               (0.18)         (0.26)         (0.16)         (0.17)         (0.01)
  From net realized gain on investments                    (0.11)         (0.20)         (0.27)         (0.00)++          --
                                                         -------        -------        -------        -------        -------
Total dividends and distributions                          (0.29)         (0.46)         (0.43)         (0.17)         (0.01)
                                                         -------        -------        -------        -------        -------
Net asset value at end of period                         $  9.72        $  8.65        $ 12.23        $ 11.30        $ 10.32
                                                         =======        =======        =======        =======        =======
Total investment return (c)                                16.34%        (26.41%)        12.38%         11.31%          3.26% (d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                     1.77%          1.38%          1.54%          1.21%          0.67%++
  Net expenses (e)                                          1.21%          1.22%          1.21%          1.20%          1.30%++
  Expenses (before reimbursement) (e)                       1.49%          1.32%          1.21%          1.20%          1.72%++
Portfolio turnover rate                                       35%            40%            10%            48%             2%
Net assets at end of period (in 000's)                   $67,726        $58,738        $63,929        $37,649        $19,676




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





44    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                Class A
      -----------------------------------------------------------
                                                        April 4,
                                                         2005**
                                                        through
                 Year ended October 31,               October 31,

      -----------------------------------------------------------
        2009        2008        2007        2006          2005
      $   8.76    $  12.32    $  11.34    $  10.35      $ 10.00
      --------    --------    --------    --------      -------
          0.22 (a)    0.24 (a)    0.27        0.20 (a)     0.09 (a)
          1.22       (3.29)       1.18        1.04         0.28 (b)
      --------    --------    --------    --------      -------
          1.44       (3.05)       1.45        1.24         0.37
      --------    --------    --------    --------      -------

         (0.26)      (0.31)      (0.20)      (0.25)       (0.02)
         (0.11)      (0.20)      (0.27)      (0.00)++        --
      --------    --------    --------    --------      -------
         (0.37)      (0.51)      (0.47)      (0.25)       (0.02)
      --------    --------    --------    --------      -------
      $   9.83    $   8.76    $  12.32    $  11.34      $ 10.35
      ========    ========    ========    ========      =======
         17.14%     (25.78%)     13.18%      12.18%        3.73%(d)

          2.56%       2.17%       2.27%       1.84%        1.42%++
          0.43%       0.46%       0.46%       0.45%        0.55%++
          0.43%       0.46%       0.46%       0.45%        0.97%++
            35%         40%         10%         48%           2%
      $176,139    $146,133    $192,835    $107,586      $24,080




                              CLASS C
      -------------------------------------------------------
                                                    APRIL 4,
                                                     2005**
                                                    THROUGH
               YEAR ENDED OCTOBER 31,             OCTOBER 31,

      -------------------------------------------------------
        2009       2008       2007       2006         2005
      $  8.66    $ 12.23    $ 11.30    $ 10.32       $10.00
      -------    -------    -------    -------       ------
         0.15 (a)   0.15 (a)   0.19       0.12 (a)     0.04 (a)
         1.20      (3.26)      1.17       1.03         0.29 (b)
      -------    -------    -------    -------       ------
         1.35      (3.11)      1.36       1.15         0.33
      -------    -------    -------    -------       ------

        (0.18)     (0.26)     (0.16)     (0.17)       (0.01)
        (0.11)     (0.20)     (0.27)     (0.00)++        --
      -------    -------    -------    -------       ------
        (0.29)     (0.46)     (0.43)     (0.17)       (0.01)
      -------    -------    -------    -------       ------
      $  9.72    $  8.66    $ 12.23    $ 11.30       $10.32
      =======    =======    =======    =======       ======
        16.19%    (26.33%)    12.37%     11.31%        3.26% (d)

         1.78%      1.39%      1.52%      1.11%        0.67%++
         1.21%      1.22%      1.21%      1.20%        1.30%++
         1.49%      1.32%      1.21%      1.20%        1.72%++
           35%        40%        10%        48%           2%
      $33,043    $27,005    $31,191    $15,192       $2,958




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   45

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                                       Class I
                                                       ----------------------------------------------------------------------
                                                                                                                    April 4,
                                                                                                                     2005**
                                                                                                                     through
                                                                                                                     October
                                                                        Year ended October 31,                         31,

                                                       ----------------------------------------------------------------------
                                                          2009           2008           2007           2006           2005
Net asset value at beginning of period                   $ 8.80         $ 12.37        $11.36         $10.35         $10.00
                                                         ------         -------        ------         ------         ------
Net investment income                                      0.25 (a)        0.27 (a)      0.29           0.22 (a)       0.10 (a)
Net realized and unrealized gain (loss) on
  investments                                              1.21           (3.31)         1.20           1.06           0.28 (b)
                                                         ------         -------        ------         ------         ------
Total from investment operations                           1.46           (3.04)         1.49           1.28           0.38
                                                         ------         -------        ------         ------         ------
Less dividends and distributions:
  From net investment income                              (0.28)          (0.33)        (0.21)         (0.27)         (0.03)
  From net realized gain on investments                   (0.11)          (0.20)        (0.27)         (0.00)++          --
                                                         ------         -------        ------         ------         ------
Total dividends and distributions                         (0.39)          (0.53)        (0.48)         (0.27)         (0.03)
                                                         ------         -------        ------         ------         ------
Net asset value at end of period                         $ 9.87         $  8.80        $12.37         $11.36         $10.35
                                                         ======         =======        ======         ======         ======
Total investment return (c)                               17.40%         (25.54%)       13.44%         12.63%          3.80% (d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                    2.81%           2.52%         2.66%          2.04%          1.72%++
  Net expenses (e)                                         0.18%           0.19%         0.18%          0.18%          0.25%++
  Expenses (before reimbursement) (e)                      0.18%           0.19%         0.18%          0.18%          0.67%++
Portfolio turnover rate                                      35%             40%           10%            48%             2%
Net assets at end of period (in 000's)                   $4,447         $ 5,358        $1,446         $  105         $   10




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





46    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY MODERATE GROWTH ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges         10.44%      0.57%
Excluding sales charges    16.87       1.82





(PERFORMANCE GRAPH)

                       MAINSTAY MODERATE                                  BARCLAYS CAPITAL
                       GROWTH ALLOCATION    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                              FUND             INDEX          INDEX          BOND INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                        9450             10000          10000             10000
                              9885             10365          10731             10129
                             11288             12059          13684             10655
                             13076             13815          17093             11228
                              8782              8828           9124             11262
10/31/09                     10263              9694          11652             12815





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges         10.56%      0.57%
Excluding sales charges    17.00       1.82





(PERFORMANCE GRAPH)

                       MAINSTAY MODERATE                                  BARCLAYS CAPITAL
                       GROWTH ALLOCATION    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                              FUND             INDEX          INDEX          BOND INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                       23625             25000          25000             25000
                             24712             25913          26827             25322
                             28221             30147          34210             26636
                             32689             34536          42733             28070
                             21928             22070          22809             28156
10/31/09                     25655             24234          29131             32038





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges         11.06%       0.65%
Excluding sales charges    16.06        1.04





(PERFORMANCE GRAPH)

                       MAINSTAY MODERATE                                  BARCLAYS CAPITAL
                       GROWTH ALLOCATION    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                              FUND             INDEX          INDEX          BOND INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                       10000             10000          10000             10000
                             10420             10365          10731             10129
                             11803             12059          13684             10655
                             13568             13815          17093             11228
                              9033              8828           9124             11262
10/31/09                     10484              9694          11652             12815




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    47

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
With sales charges         15.07%      1.04%
Excluding sales charges    16.07       1.04





(PERFORMANCE GRAPH)

                       MAINSTAY MODERATE                                  BARCLAYS CAPITAL
                       GROWTH ALLOCATION    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                              FUND             INDEX          INDEX          BOND INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                       10000             10000          10000             10000
                             10420             10365          10731             10129
                             11803             12059          13684             10655
                             13568             13815          17093             11228
                              9033              8828           9124             11262
10/31/09                     10485              9694          11652             12815





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR      (4/4/05)
----------------------------------------------
                           17.37%      2.17%




(PERFORMANCE GRAPH)

                       MAINSTAY MODERATE                                  BARCLAYS CAPITAL
                       GROWTH ALLOCATION    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                              FUND             INDEX          INDEX          BOND INDEX
                       -----------------    ----------    ------------    ----------------
4/4/05                       10000             10000          10000             10000
                             10470             10365          10731             10129
                             12026             12059          13684             10655
                             13970             13815          17093             11228
                              9399              8828           9124             11262
10/31/09                     11031              9694          11652             12815





 BENCHMARK PERFORMANCE                                          ONE       SINCE
                                                                YEAR    INCEPTION
S&P 500(R) Index(3)                                             9.80%     -0.68%
MSCI EAFE(R) Index(4)                                          27.71       3.40
Barclays Capital U.S. Aggregate Bond Index(5)                  13.79       5.57
Average Lipper mixed-asset target allocation growth fund(6)    15.96       1.24



   figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on July 31, 2010.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.



48    MainStay Moderate Growth Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE GROWTH ALLOCATION FUND (UNAUDITED)
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended
October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,189.90        $2.65          $1,022.80         $2.45
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,191.40        $2.38          $1,023.00         $2.19
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,185.40        $6.78          $1,019.00         $6.26
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,185.40        $6.78          $1,019.00         $6.26
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,192.50        $1.05          $1,024.20         $0.97
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.48% for Investor Class, 0.43% for Class A, 1.23% for Class B and Class C and 0.19% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                   mainstayinvestments.com    49

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2009 (UNAUDITED)

(COMPOSITION PIE CHART)

Growth of Capital                               45.30
Total Return                                    26.20
Capital Appreciation                            15.80
Current Income                                  12.80
Liabilities in Excess of Cash and Other
  Assets                                        (0.10)





See Portfolio of Investments on page 54 for specific holdings within these categories.



50    MainStay Moderate Growth Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY MODERATE GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCH-MARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 16.87% for Investor Class shares, 17.00% for Class A shares, 16.06% for Class B shares and 16.07% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 17.37%. All share classes outperformed the 15.96% return of the average Lipper(1) mixed-asset target allocation growth fund. All share classes also outperformed the 9.80% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2009. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 47 and 48 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to here as Underlying Funds. During the reporting period, the Fund's performance relative to its Lipper peers and its benchmark resulted primarily from the performance of the Underlying Funds in which the Fund invested. Underlying Funds that invested in below-investment-grade corporate bonds and non-large-cap stocks contributed positively to the Fund's performance relative to the S&P 500(R) Index and to the Fund's Lipper peers. (The S&P 500(R) Index contains no fixed-income securities.) Excellent security selection within several of the Underlying Funds also contributed to the Fund's strong performance relative to its average Lipper peer and its benchmark.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underly-ing Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3) It is difficult to credit any single factor with having a disproportionate effect on the Fund's relative performance during the reporting period, but the decision to overweight high-yield bonds in response to atypically wide credit spreads(4) stands out to some degree.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund's allocations in four important ways. First, we shifted assets from MainStay Indexed Bond Fund into MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund and MainStay 130/30 High Yield Fund, all three of which invest in lower-quality debt instruments. This decision had a positive impact on the Fund's performance, as credit spreads narrowed during the reporting period.

Second, we lowered the Fund's average equity market capitalization during the second half of the reporting period by increasing the Fund's exposure to Underlying Funds that invest in mid-cap stocks. We pursued this strategy through purchases of MainStay U.S. Small Cap Fund (which includes several mid-cap stocks), MainStay Mid Cap Core Fund and MainStay Epoch All Cap Fund. From May through October, the performance of mid-cap stocks was substantially similar to that of large-cap stocks. While small-cap stocks were somewhat weaker, the difference was not large enough to have a consequential impact on the Fund's performance.

Third, we reduced the Fund's position in MainStay Common Stock Fund and directed the proceeds primarily to MainStay 130/30 Core Fund. This decision did not have a material impact on the Fund's performance during the reporting period.


----------
1. See footnote on page 48 for more information on Lipper Inc.
2. See footnote on page 48 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 53 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   mainstayinvestments.com    51

Fourth, the Fund moved assets out of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund and redirected part of the proceeds to MainStay MAP Fund to further diversify the Fund across manager styles. This change did not have a material impact on the Fund's performance during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

MainStay U.S. Small Cap Fund and MainStay ICAP International Fund generated the best total returns among the Underlying Equity Funds in which the Fund invested. The worst returns came from MainStay Value Fund and MainStay Common Stock Fund.

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund was the strongest contributor to the Fund's absolute performance, followed by MainStay MAP Fund.

MainStay Common Stock Fund, MainStay 130/30 International Fund, MainStay ICAP International Fund and MainStay International Equity Fund were the Underlying Equity Funds that detracted the most from the Fund's performance, although they all posted positive results during the reporting period.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee kept the federal funds target rate very low and the Federal Reserve began to purchase bonds directly in an effort to bring down long-term borrowing costs. Signs of economic recovery during the reporting period brought further relief to the corporate bond market in 2009. Spreads narrowed considerably. Bank loans also performed quite well, as liquidity issues in that market were resolved.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the market's anticipation during the reporting period of an eventual recovery, the Fund began on March 10 to implement a bias toward lower-quality instruments and increased its holdings in MainStay High Yield Corporate Bond Fund, MainStay 130/30 High Yield Fund and MainStay Floating Rate Fund. We maintained this bias throughout the remainder of the reporting period, and the market rewarded this positioning. Spreads neared their historical averages and default risks remained high, so we removed this bias shortly after the reporting period ended, moving back to a benchmark weight in Underlying Funds that invest in high-yield debt securities.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay 130/30 High Yield Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality debt instruments. MainStay Intermediate Term Bond Fund and MainStay Indexed Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although they both posted positive results during the reporting period.


----------

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


52    MainStay Moderate Growth Allocation Fund

MainStay Moderate Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "Underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, shareholders will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the shareholder and may increase taxes payable by the shareholder.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.


                                                   mainstayinvestments.com    53

PORTFOLIO OF INVESTMENTS  OCTOBER 31, 2009


                                       SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 100.1%+
-------------------------------------------------------------

EQUITY FUNDS 79.6%
MainStay 130/30 Core Fund
  Class I (a)                       4,167,241   $  26,795,358
MainStay 130/30 Growth Fund
  Class I (a)(b)                    1,018,087       7,605,111
MainStay 130/30 International
  Fund Class I (a)(b)               2,676,201      16,967,117
MainStay Common Stock Fund
  Class I (a)                       2,663,134      25,885,664
MainStay Epoch U.S. All Cap
  Fund Class I (b)                    288,631       5,446,458
MainStay Growth Equity Fund
  Class I (a)                         605,846       5,670,722
MainStay ICAP Equity Fund
  Class I                             684,674      20,492,306
MainStay ICAP International
  Fund Class I                        623,288      16,903,578
MainStay ICAP Select Equity
  Fund Class I                        708,344      20,357,798
MainStay International Equity
  Fund Class I                      1,371,562      16,911,354
MainStay Large Cap Growth Fund
  Class I (b)                       8,149,097      46,205,377
MainStay MAP Fund Class I (a)       1,237,812      32,368,789
MainStay Mid Cap Growth Fund
  Class I (b)                         102,980         958,743
MainStay S&P 500 Index Fund
  Class I                              43,744       1,056,407
MainStay U.S. Small Cap Fund
  Class I (a)                       1,654,922      21,050,611
MainStay Value Fund Class I
  (a)                                 238,437       3,295,204
                                                -------------
                                                  267,970,597
                                                -------------

FIXED INCOME FUNDS 20.5%
MainStay 130/30 High Yield
  Fund Class I (a)                  1,141,312      12,463,127
MainStay Floating Rate Fund
  Class I (a)                       2,404,275      21,566,346
MainStay High Yield Corporate
  Bond Fund Class I                 1,624,169       9,030,377
MainStay Indexed Bond Fund
  Class I                           1,604,612      18,196,303
MainStay Intermediate Term
  Bond Fund Class I                   756,325       7,805,271
                                                -------------
                                                   69,061,424
                                                -------------
Total Investments
  (Cost $366,703,645) (c)               100.1%    337,032,021
Liabilities in Excess of
  Cash and Other Assets                  (0.1)       (433,728)
                                        -----    ------------
Net Assets                              100.0%  $ 336,598,293
                                        =====    ============




+ Percentages indicated are based on Fund net assets.

(a) The Fund's ownership exceeds 5% of the outstanding shares of the Underlying Funds Share Class.

(b) Non-income producing Underlying Fund.

(c) At October 31, 2009, cost is $374,497,565 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation      $  5,423,659
Gross unrealized depreciation       (42,889,203)
                                   ------------
Net unrealized depreciation        $(37,465,544)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                               QUOTED PRICES
                                                   IN ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Affiliated Investment Companies
    Equity Funds                                $267,970,597      $     --        $     --    $267,970,597
    Fixed Income Funds                            69,061,424            --              --      69,061,424
                                                ------------      --------        --------    ------------
 Total Investments in Securities                $337,032,021           $--             $--    $337,032,021
                                                ============      ========        ========    ============




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



54    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $366,703,645)                 $337,032,021
Cash                                       47,928
Receivables:
  Fund shares sold                        290,262
  Manager (See Note 3)                     39,405
Other assets                               21,584
                                     ------------
  Total assets                        337,431,200
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                    416,368
  NYLIFE Distributors (See Note 3)        143,810
  Transfer agent (See Note 3)             138,349
  Investment securities purchased          47,928
  Shareholder communication                47,473
  Professional fees                        29,228
  Custodian                                 3,079
  Directors                                   983
Accrued expenses                            5,664
Dividend payable                               25
                                     ------------
  Total liabilities                       832,907
                                     ------------
Net assets                           $336,598,293
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 1.3 billion shares
  authorized                         $    359,619
Additional paid-in capital            405,753,848
                                     ------------
                                      406,113,467
Accumulated undistributed net
  investment income                     1,884,500
Accumulated net realized loss on
  investments                         (41,728,050)
Net unrealized depreciation on
  investments                         (29,671,624)
                                     ------------
Net assets                           $336,598,293
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 86,438,127
                                     ============
Shares of capital stock outstanding     9,192,248
                                     ============
Net asset value per share
  outstanding                        $       9.40
Maximum sales charge (5.50% of
  offering price)                            0.55
                                     ------------
Maximum offering price per share
  outstanding                        $       9.95
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $140,284,352
                                     ============
Shares of capital stock outstanding    14,922,152
                                     ============
Net asset value per share
  outstanding                        $       9.40
Maximum sales charge (5.50% of
  offering price)                            0.55
                                     ------------
Maximum offering price per share
  outstanding                        $       9.95
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 87,220,491
                                     ============
Shares of capital stock outstanding     9,405,976
                                     ============
Net asset value and offering price
  per share outstanding              $       9.27
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 21,967,810
                                     ============
Shares of capital stock outstanding     2,368,916
                                     ============
Net asset value and offering price
  per share outstanding              $       9.27
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    687,513
                                     ============
Shares of capital stock outstanding        72,558
                                     ============
Net asset value and offering price
  per share outstanding              $       9.48
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayfunds.com     55

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies            $  7,413,923
                                     ------------
EXPENSES:
  Transfer agent--Investor Class
     (See Note 3)                         293,167
  Transfer agent--Class A (See Note
     3)                                    75,577
  Transfer agent--Classes B and C
     (See Note 3)                         397,071
  Transfer agent--Class I (See Note
     3)                                       368
  Distribution/Service--Investor
     Class (See Note 3)                   177,299
  Distribution/Service--Class A
     (See Note 3)                         304,050
  Service--Class B (See Note 3)           191,375
  Service--Class C (See Note 3)            47,617
  Distribution--Class B (See Note
     3)                                   574,125
  Distribution--Class C (See Note
     3)                                   142,850
  Shareholder communication               147,319
  Registration                             86,792
  Professional fees                        76,457
  Directors                                13,457
  Custodian                                 8,874
  Miscellaneous                            20,323
                                     ------------
     Total expenses before
       reimbursement                    2,556,721
  Expense reimbursement from
     Manager
     (See Note 3)                        (541,232)
                                     ------------
     Net expenses                       2,015,489
                                     ------------
Net investment income                   5,398,434
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on affiliated
  investment company transactions     (39,569,309)
Net change in unrealized
  depreciation on investments          80,825,942
                                     ------------
Net realized and unrealized gain on
  investments                          41,256,633
                                     ------------
Net increase in net assets
  resulting from operations          $ 46,655,067
                                     ============






56    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  5,398,434   $   3,891,497
 Net realized gain (loss) on
  investments from affiliated
  investment company
  transactions                  (39,569,309)      7,148,236
 Net change in unrealized
  appreciation (depreciation)
  on investments                 80,825,942    (144,787,213)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     46,655,067    (133,747,480)
                               ----------------------------
Dividends and distributions
 to shareholders:
 From net investment income:
    Investor Class               (1,500,796)             --
    Class A                      (2,923,712)     (6,025,698)
    Class B                      (1,149,260)     (2,097,936)
    Class C                        (293,037)       (600,917)
    Class I                         (13,951)        (28,220)
                               ----------------------------
                                 (5,880,756)     (8,752,771)
                               ----------------------------
 From net realized gain on
  investments:
    Investor Class                 (844,025)             --
    Class A                      (1,651,934)     (4,392,268)
    Class B                      (1,019,418)     (1,964,951)
    Class C                        (258,701)       (561,610)
    Class I                          (6,933)        (18,915)
                               ----------------------------
                                 (3,781,011)     (6,937,744)
                               ----------------------------
Total dividends and
 distributions to
 shareholders                    (9,661,767)    (15,690,515)
                               ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         61,338,788     178,516,430
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               9,328,362      15,115,099
 Cost of shares redeemed        (55,761,867)    (88,498,373)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          14,905,283     105,133,156
                               ----------------------------
    Net increase (decrease)
     in net assets               51,898,583     (44,304,839)

NET ASSETS:
Beginning of year               284,699,710     329,004,549
                               ----------------------------
End of year                    $336,598,293   $ 284,699,710
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $  1,884,500   $   2,367,072
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayfunds.com     57

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                           INVESTOR CLASS
                                                    ---------------------------
                                                                      FEBRUARY
                                                                        28,
                                                                       2008**
                                                                       THROUGH
                                                     YEAR ENDED        OCTOBER
                                                    OCTOBER 31,          31,

                                                    ---------------------------
                                                        2009            2008
Net asset value at beginning of period                 $  8.36         $ 11.37
                                                       -------         -------
Net investment income (loss)                              0.17 (a)        0.15 (a)
Net realized and unrealized gain (loss) on
  investments                                             1.17           (3.16)
                                                       -------         -------
Total from investment operations                          1.34           (3.01)
                                                       -------         -------
Less dividends and distributions:
  From net investment income                             (0.19)             --
  From net realized gain on investments                  (0.11)             --
                                                       -------         -------
Total dividends and distributions                        (0.30)             --
                                                       -------         -------
Net asset value at end of period                       $  9.40         $  8.36
                                                       =======         =======
Total investment return (c)                              16.87%         (26.47%)(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                            2.02%           2.16% ++
  Net expenses (e)                                        0.47%           0.45% ++
  Expenses (before reimbursement) (e)                     0.79%           0.67% ++
Portfolio turnover rate                                     36%             40%
Net assets at end of period (in 000's)                 $86,438         $61,901




                                                                                     CLASS B
                                                    ------------------------------------------------------------------------
                                                                                                                   APRIL 4,
                                                                                                                    2005**
                                                                                                                    THROUGH
                                                                                                                    OCTOBER
                                                                      YEAR ENDED OCTOBER 31,                          31,

                                                    ------------------------------------------------------------------------
                                                        2009            2008           2007           2006           2005
Net asset value at beginning of period                 $  8.23         $ 12.93        $ 11.60        $ 10.42        $ 10.00
                                                       -------         -------        -------        -------        -------
Net investment income (loss)                              0.11 (a)        0.05 (a)       0.12           0.04 (a)      (0.01) (a)
Net realized and unrealized gain (loss) on
  investments                                             1.16           (4.21)          1.57           1.33           0.43 (b)
                                                       -------         -------        -------        -------        -------
Total from investment operations                          1.27           (4.16)          1.69           1.37           0.42
                                                       -------         -------        -------        -------        -------
Less dividends and distributions:
  From net investment income                             (0.12)          (0.28)         (0.13)         (0.19)            --
  From net realized gain on investments                  (0.11)          (0.26)         (0.23)         (0.00)++          --
                                                       -------         -------        -------        -------        -------
Total dividends and distributions                        (0.23)          (0.54)         (0.36)         (0.19)            --
                                                       -------         -------        -------        -------        -------
Net asset value at end of period                       $  9.27         $  8.23        $ 12.93        $ 11.60        $ 10.42
                                                       =======         =======        =======        =======        =======
Total investment return (c)                              16.06%         (33.42%)        14.95%         13.28%          4.20% (d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                            1.35%           0.48%          0.73%          0.32%         (0.27%)++
  Net expenses (e)                                        1.21%           1.22%          1.21%          1.18%          1.31% ++
  Expenses (before reimbursement) (e)                     1.54%           1.37%          1.24%          1.18%          1.80% ++
Portfolio turnover rate                                     36%             40%            13%            61%             2%
Net assets at end of period (in 000's)                 $87,220         $76,188        $93,540        $48,046        $17,453




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





58    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                CLASS A
      -----------------------------------------------------------
                                                        APRIL 4,
                                                         2005**
                                                        THROUGH
              YEAR ENDED OCTOBER 31,                  OCTOBER 31,

      -----------------------------------------------------------
        2009        2008        2007        2006          2005
      $   8.35    $  13.10    $  11.68    $  10.46      $ 10.00
      --------    --------    --------    --------      -------
          0.18 (a)    0.15 (a)    0.20        0.11 (a)     0.03 (a)
          1.17       (4.28)       1.60        1.35         0.43 (b)
      --------    --------    --------    --------      -------
          1.35       (4.13)       1.80        1.46         0.46
      --------    --------    --------    --------      -------

         (0.19)      (0.36)      (0.15)      (0.24)          --
         (0.11)      (0.26)      (0.23)      (0.00)++        --
      --------    --------    --------    --------      -------
         (0.30)      (0.62)      (0.38)      (0.24)          --
      --------    --------    --------    --------      -------
      $   9.40    $   8.35    $  13.10    $  11.68      $ 10.46
      ========    ========    ========    ========      =======
         17.00%     (32.92%)     15.83%      14.20%        4.60%(d)

          2.18%       1.30%       1.46%       0.98%        0.48%++
          0.43%       0.46%       0.46%       0.43%        0.56%++
          0.43%       0.49%       0.49%       0.43%        1.05%++
            36%         40%         13%         61%           2%
      $140,284    $127,086    $207,499    $112,099      $22,617




                              CLASS C
      -------------------------------------------------------
                                                    APRIL 4,
                                                     2005**
                                                    THROUGH
               YEAR ENDED OCTOBER 31,             OCTOBER 31,

      -------------------------------------------------------
        2009       2008       2007       2006         2005
      $  8.23    $ 12.93    $ 11.60    $ 10.42       $10.00
      -------    -------    -------    -------       ------
         0.11 (a)   0.06 (a)   0.13       0.03 (a)    (0.01)(a)
         1.16      (4.22)      1.56       1.34         0.43 (b)
      -------    -------    -------    -------       ------
         1.27      (4.16)      1.69       1.37         0.42
      -------    -------    -------    -------       ------

        (0.12)     (0.28)     (0.13)     (0.19)          --
        (0.11)     (0.26)     (0.23)     (0.00)++        --
      -------    -------    -------    -------       ------
        (0.23)     (0.54)     (0.36)     (0.19)          --
      -------    -------    -------    -------       ------
      $  9.27    $  8.23    $ 12.93    $ 11.60       $10.42
      =======    =======    =======    =======       ======
        16.07%    (33.42%)    14.95%     13.28%        4.20%(d)

         1.39%      0.50%      0.73%      0.25%       (0.27%)++
         1.21%      1.22%      1.21%      1.18%        1.31%++
         1.54%      1.36%      1.24%      1.18%        1.80%++
           36%        40%        13%        61%           2%
      $21,968    $18,993    $27,284    $15,639       $3,347




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   59

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                                     CLASS I
                                                    ------------------------------------------------------------------------
                                                                                                                   APRIL 4,
                                                                                                                    2005**
                                                                                                                    THROUGH
                                                                                                                    OCTOBER
                                                                      YEAR ENDED OCTOBER 31,                          31,

                                                    ------------------------------------------------------------------------
                                                        2009            2008           2007           2006           2005
Net asset value at beginning of period                 $ 8.42          $ 13.20        $11.74         $10.47         $10.00
                                                       ------          -------        ------         ------         ------
Net investment income (loss)                             0.19 (a)         0.17 (a)      0.22           0.15 (a)       0.04 (a)
Net realized and unrealized gain (loss) on
  investments                                            1.20            (4.30)         1.63           1.38           0.43 (b)
                                                       ------          -------        ------         ------         ------
Total from investment operations                         1.39            (4.13)         1.85           1.53           0.47
                                                       ------          -------        ------         ------         ------
Less dividends and distributions:
  From net investment income                            (0.22)           (0.39)        (0.16)         (0.26)            --
  From net realized gain on investments                 (0.11)           (0.26)        (0.23)         (0.00)++          --
                                                       ------          -------        ------         ------         ------
Total dividends and distributions                       (0.33)           (0.65)        (0.39)         (0.26)            --
                                                       ------          -------        ------         ------         ------
Net asset value at end of period                       $ 9.48          $  8.42        $13.20         $11.74         $10.47
                                                       ======          =======        ======         ======         ======
Total investment return (c)                             17.37%          (32.72%)       16.17%         14.86%          4.70% (d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                           2.30%            1.51%         1.46%          1.36%          0.79% ++
  Net expenses (e)                                       0.19%            0.22%         0.25%          0.17%          0.25% ++
  Expenses (before reimbursement) (e)                    0.19%            0.26%         0.31%          0.17%          0.74% ++
Portfolio turnover rate                                    36%              40%           13%            61%             2%
Net assets at end of period (in 000's)                 $  688          $   532        $  681         $   12         $   10




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





60    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund (collectively referred to as the "Allocation Funds" and each individually referred to as an "Allocation Fund"). Each is a diversified fund.

The Allocation Funds each currently offer five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The investment objective for each of the Allocation Funds is as follows:

The CONSERVATIVE ALLOCATION FUND seeks current income and, secondarily, long-term growth of capital.

The GROWTH ALLOCATION FUND seeks long-term growth of capital.

The MODERATE ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The MODERATE GROWTH ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The Allocation Funds are funds-of-funds and may invest in other Funds of the Company as well as funds of Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, and ICAP Funds, Inc., a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("Underlying Funds").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Allocation Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments in Underlying Funds are valued at their NAV at the close of business each day. The Allocation Funds' other investments and securities held by the Underlying Funds are valued as described below.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the funds' manager in consultation with the funds' subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the funds' manager in consultation with the funds' subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the funds are open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the funds' Board of Directors/Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into

                                                   mainstayinvestments.com    61
default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the fund's manager, reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Allocation Funds did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Allocation Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Allocation Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for each Allocation Fund's investments is included at the end of each Allocation Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Allocation Funds to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Underlying Funds may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. Each of the Allocation Funds is treated as a separate entity for federal income tax purposes. The Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Allocation Funds' financial statements. The Allocation Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Allocation Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the respective Allocation Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the


62    Mainstay Allocation Funds

Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Allocation Funds in proportion to the net assets of the respective Allocation Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by each Allocation Fund, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Allocation Funds may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Allocation Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Allocation Funds' Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Allocation Funds and all the operational expenses that are not the responsibility of the Allocation Funds. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Allocation Funds and is responsible for the day-to-day portfolio management of the Allocation Funds. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the Manager by the Underlying Funds in which the Allocation Funds invest.

Effective August 1, 2009, New York Life Investments has entered into written expense limitation agreements under which the management fee will be waived and/or the operating expenses of the appropriate class of the Allocation Funds will be reimbursed to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of the Underlying Funds in which an Allocation Fund invests) do not exceed the following percentages of average daily net assets for Class A (New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of each Allocation
Fund):

                                        CLASS A
MainStay Conservative Allocation Fund     0.50%
-----------------------------------------------
MainStay Growth Allocation Fund           0.50
-----------------------------------------------
MainStay Moderate Allocation Fund         0.50
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                    0.50
-----------------------------------------------





                                                   mainstayinvestments.com    63

These expense limitation agreements may be modified or terminated only with the approval of the Board of Directors. Under each of the written expense limitation agreements discussed above, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Allocation Funds pursuant to the agreements if such action does not cause the Allocation Funds to exceed existing expense limitations and the recoupment is made within the term of the agreements. Any recoupment amount is generally applied within a fiscal year. These expense limitation agreements expire on July 31, 2010.

Additionally, effective August 1, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Allocation Funds so that the total ordinary operating expenses of a class do not exceed the following percentages:

                              INVESTOR
                                CLASS   CLASS B  CLASS C
MainStay Conservative
  Allocation Fund               0.50%     1.25%    1.25%
--------------------------------------------------------
MainStay Growth Allocation
  Fund                          0.50      1.25     1.25
--------------------------------------------------------
MainStay Moderate Allocation
  Fund                          0.50      1.25     1.25
--------------------------------------------------------
MainStay Moderate Growth
  Allocation Fund               0.50      1.25     1.25
--------------------------------------------------------



These voluntary waivers or reimbursements may be discontinued at any time without notice.

Prior to August 1, 2009, New York Life Investments had a written expense limitation agreement under which it agreed to waive a portion of the Allocation Funds' management fee or reimburse the expenses of the appropriate class of the Allocation Funds so that the total ordinary operating expenses of a class did not exceed the following percentages of average daily net assets for each class:

                     INVESTOR
                       CLASS   CLASS A  CLASS B  CLASS C  CLASS I
MainStay
  Conservative
  Allocation Fund      0.50%     0.50%    1.25%    1.25%    0.25%
-----------------------------------------------------------------
MainStay Growth
  Allocation Fund      0.50      0.47     1.25     1.25     0.25
-----------------------------------------------------------------
MainStay Moderate
  Allocation Fund      0.45      0.45     1.20     1.20     0.25
-----------------------------------------------------------------
MainStay Moderate
  Growth Allocation
  Fund                 0.45      0.43     1.20     1.20     0.25
-----------------------------------------------------------------



For the year ended October 31, 2009, New York Life Investments reimbursed expenses of the Allocation Funds as follows:

                                          TOTAL
MainStay Conservative Allocation Fund  $148,675
-----------------------------------------------
MainStay Growth Allocation Fund         393,326
-----------------------------------------------
MainStay Moderate Allocation Fund       381,947
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                  541,232
-----------------------------------------------



State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds' administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Allocation Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares of each applicable Allocation Fund at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of each applicable Allocation Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Allocation Funds also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Allocation Funds. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds' shares and service activities.

(C) SALES CHARGES. The Allocation Funds were advised by the Distributor that the amount of sales charges


64    Mainstay Allocation Funds
retained on sales of Investor Class and Class A shares for the year ended October 31, 2009, were as follows:

 MAINSTAY CONSERVATIVE ALLOCATION
FUND
Investor Class                         $36,182
----------------------------------------------
Class A                                 55,793
----------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
Investor Class                         $82,945
----------------------------------------------
Class A                                 27,155
----------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
Investor Class                         $86,223
----------------------------------------------
Class A                                 62,392
----------------------------------------------




 MAINSTAY MODERATE GROWTH ALLOCATION
FUND
Investor Class                         $126,047
-----------------------------------------------
Class A                                  44,833
-----------------------------------------------



The Allocation Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares, for the year ended October 31, 2009, as follows:

 MAINSTAY CONSERVATIVE ALLOCATION
FUND
Investor Class                         $     3
----------------------------------------------
Class A                                  7,169
----------------------------------------------
Class B                                 56,828
----------------------------------------------
Class C                                  4,762
----------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
Investor Class                         $     6
----------------------------------------------
Class A                                     96
----------------------------------------------
Class B                                 95,148
----------------------------------------------
Class C                                  1,680
----------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
Investor Class                         $     61
-----------------------------------------------
Class A                                   4,350
-----------------------------------------------
Class B                                 113,977
-----------------------------------------------
Class C                                   7,289
-----------------------------------------------




 MAINSTAY MODERATE GROWTH ALLOCATION
FUND
Investor Class                         $     29
-----------------------------------------------
Class A                                   2,516
-----------------------------------------------
Class B                                 160,749
-----------------------------------------------
Class C                                   4,411
-----------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Allocation Funds' transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Allocation Funds for the year ended October 31, 2009, were as follows:

MainStay Conservative Allocation Fund  $248,978
-----------------------------------------------
MainStay Growth Allocation Fund         520,701
-----------------------------------------------
MainStay Moderate Allocation Fund       575,426
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                  766,183
-----------------------------------------------



(E) MINIMUM BALANCE FEE.   Shareholders with small accounts adversely impact the
cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Allocation Funds with the following values and percentages of net assets as follows:

 MAINSTAY CONSERVATIVE ALLOCATION
FUND
Class I                            11,964    1.1%
------------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
Class I                            10,393    0.8
------------------------------------------------




 MAINSTAY MODERATE ALLOCATION
FUND
Class I                            11,592    0.3
------------------------------------------------




 MAINSTAY MODERATE GROWTH
ALLOCATION FUND
Class I                            11,030    1.6
------------------------------------------------





                                                   mainstayinvestments.com    65

At October 31, 2009, the Allocation Funds held the following percentages of outstanding shares of affiliated investment companies:

 MAINSTAY CONSERVATIVE ALLOCATION FUND
MainStay 130/30 Core Fund Class I         4.23%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       3.12
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   5.53
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 2.54
----------------------------------------------
MainStay Common Stock Fund Class I        2.38
----------------------------------------------
MainStay Epoch U.S. All Cap Growth Fund
  Class I                                 0.96
----------------------------------------------
MainStay Floating Rate Fund Class I       7.45
----------------------------------------------
MainStay Growth Equity Fund Class I       3.54
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.59
----------------------------------------------
MainStay ICAP Equity Fund Class I         0.88
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.58
----------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       0.43
----------------------------------------------
MainStay Indexed Bond Fund Class I       10.57
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 4.11
----------------------------------------------
MainStay International Equity Fund
  Class I                                 0.74
----------------------------------------------
MainStay Large Cap Growth Fund Class I    0.87
----------------------------------------------
MainStay MAP Fund Class I                 1.72
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.02
----------------------------------------------
MainStay U.S. Small Cap Fund Class I      2.78
----------------------------------------------
MainStay Value Fund Class I               1.62
----------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
MainStay 130/30 Core Fund Class I         9.31%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       7.11
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                10.73
----------------------------------------------
MainStay Capital Appreciation Fund
  Class I                                97.20
----------------------------------------------
MainStay Common Stock Fund Class I        6.78
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       1.02
----------------------------------------------
MainStay Growth Equity Fund Class I      10.66
----------------------------------------------
MainStay ICAP Equity Fund Class I         1.60
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.46
----------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       0.78
----------------------------------------------
MainStay International Equity Fund
  Class I                                 3.10
----------------------------------------------
MainStay Large Cap Growth Fund Class I    2.38
----------------------------------------------
MainStay MAP Fund Class I                 4.18
----------------------------------------------
MainStay Mid Cap Growth Fund Class I      0.60
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.14
----------------------------------------------
MainStay U.S. Small Cap Fund Class I      9.32
----------------------------------------------
MainStay Value Fund Class I              12.67
----------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
MainStay 130/30 Core Fund Class I        11.81%
----------------------------------------------
MainStay 130/30 Growth Fund Class I      13.48
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   7.62
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                10.67
----------------------------------------------
MainStay Common Stock Fund Class I        7.10
----------------------------------------------
MainStay Epoch U.S. All Cap Growth Fund
  Class I                                 2.99
----------------------------------------------
MainStay Floating Rate Fund Class I       9.99
----------------------------------------------
MainStay Growth Equity Fund Class I       7.87
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.79
----------------------------------------------
MainStay ICAP Equity Fund Class I         2.50
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.39
----------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       1.21
----------------------------------------------
MainStay Indexed Bond Fund Class I       14.37
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 5.58
----------------------------------------------
MainStay International Equity Fund
  Class I                                 2.96
----------------------------------------------
MainStay Large Cap Growth Fund Class I    2.46
----------------------------------------------
MainStay MAP Fund Class I                 5.68
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.03
----------------------------------------------
MainStay U.S. Small Cap Fund Class I      6.43
----------------------------------------------
MainStay Value Fund Class I               9.11
----------------------------------------------






66    Mainstay Allocation Funds

 MAINSTAY MODERATE GROWTH ALLOCATION
FUND
MainStay 130/30 Core Fund Class I        14.12%
----------------------------------------------
MainStay 130/30 Growth Fund Class I      11.59
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   7.27
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                15.16
----------------------------------------------
MainStay Common Stock Fund Class I        9.96
----------------------------------------------
MainStay Epoch U.S. All Cap Growth Fund
  Class I                                 2.79
----------------------------------------------
MainStay Floating Rate Fund Class I      10.16
----------------------------------------------
MainStay Growth Equity Fund Class I      15.66
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.79
----------------------------------------------
MainStay ICAP Equity Fund Class I         2.90
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       3.47
----------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       1.40
----------------------------------------------
MainStay Indexed Bond Fund Class I        3.88
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 1.51
----------------------------------------------
MainStay International Equity Fund
  Class I                                 4.37
----------------------------------------------
MainStay Large Cap Growth Fund Class I    3.45
----------------------------------------------
MainStay MAP Fund Class I                 5.70
----------------------------------------------
MainStay Mid Cap Growth Fund Class I      2.12
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.10
----------------------------------------------
MainStay U.S. Small Cap Fund Class I     13.54
----------------------------------------------
MainStay Value Fund Class I              24.32
----------------------------------------------



(G) OTHER.   Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Allocation Funds by the Office of the General Counsel of New York Life Investments is payable directly by the Allocation Funds. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay Conservative Allocation Fund   $10,546
-----------------------------------------------
MainStay Growth Allocation Fund          10,332
-----------------------------------------------
MainStay Moderate Allocation Fund        20,834
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                   19,978
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                                                       ACCUMULATED
                                                           CAPITAL         OTHER       UNREALIZED          TOTAL
                                           ORDINARY      AND OTHER     TEMPORARY     APPRECIATION    ACCUMULATED
                                             INCOME    GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)    GAIN (LOSS)
MainStay Conservative Allocation Fund    $  276,839   $ (9,959,047)         $ --     $ (3,237,010)  $(12,919,218)
----------------------------------------------------------------------------------------------------------------
MainStay Growth Allocation Fund                  --    (21,808,716)           --      (28,735,904)   (50,544,620)
----------------------------------------------------------------------------------------------------------------
MainStay Moderate Allocation Fund         3,856,703    (25,132,897)           --      (19,484,877)   (40,761,071)
----------------------------------------------------------------------------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                    1,884,525    (33,934,130)          (25)     (37,465,544)   (69,515,174)
----------------------------------------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciations is primarily due to wash sale deferrals, dividends payable and rounding.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2009 are not affected.



                                                   mainstayinvestments.com    67

                                                     ACCUMULATED       ACCUMULATED
                                                   UNDISTRIBUTED      NET REALIZED    ADDITIONAL
                                                  NET INVESTMENT    GAIN (LOSS) ON       PAID-IN
                                                   INCOME (LOSS)       INVESTMENTS       CAPITAL
MainStay Conservative Allocation Fund                   $   (124)             $124     $      --
------------------------------------------------------------------------------------------------
MainStay Growth Allocation Fund                          283,541                 8      (283,549)
------------------------------------------------------------------------------------------------
MainStay Moderate Allocation Fund                             27               (27)           --
------------------------------------------------------------------------------------------------
MainStay Moderate Growth Allocation Fund                    (250)              250            --
------------------------------------------------------------------------------------------------



The reclassifications for the Allocation Funds are primarily due to reclassifications of distributions, taxable over-distribution and rounding.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $9,959,047 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Conservative Allocation Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will no be distributed to shareholders.

MAINSTAY CONSERVATIVE ALLOCATION FUND

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2017           $9,959
----------------------------



At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $21,808,716 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Growth Allocation Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY GROWTH ALLOCATION FUND

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2017          $21,809
----------------------------



At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $25,132,898 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Allocation Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY MODERATE ALLOCATION FUND

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2017          $25,133
----------------------------



At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $33,934,130 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Growth Allocation Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY MODERATE GROWTH ALLOCATION FUND

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2017          $33,934
----------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                                    2009                                              2008
                            ---------------------------------------------------  ----------------------------------------------

                                                         TAX-BASED                   TAX-BASED           TAX-BASED
                                     TAX-BASED  DISTRIBUTIONS FROM               DISTRIBUTIONS  DISTRIBUTIONS FROM
                            DISTRIBUTIONS FROM           LONG-TERM               FROM ORDINARY           LONG-TERM
                               ORDINARY INCOME       CAPITAL GAINS        TOTAL         INCOME       CAPITAL GAINS        TOTAL
MainStay Conservative
  Allocation Fund                   $4,153,789          $1,849,200  $ 6,002,989     $6,147,310          $1,300,880  $ 7,448,190
-------------------------------------------------------------------------------------------------------------------------------
MainStay Growth Allocation
  Fund                               2,203,061           1,467,657    3,670,718      4,226,390           4,904,939    9,131,329
-------------------------------------------------------------------------------------------------------------------------------
MainStay Moderate
  Allocation Fund                    7,666,873           3,543,189   11,210,062      7,440,213           4,836,645   12,276,858
-------------------------------------------------------------------------------------------------------------------------------
MainStay Moderate Growth
  Allocation Fund                    5,881,006           3,780,761    9,661,767      8,935,400           6,755,115   15,690,515
-------------------------------------------------------------------------------------------------------------------------------






68    Mainstay Allocation Funds

NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Allocation Funds. Custodial fees are charged to the Allocation Funds based on the market value of securities in the Allocation Funds and the number of certain cash transactions incurred by the Allocation Funds.

NOTE 6--LINE OF CREDIT:

The Allocation Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Allocation Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Allocation Funds on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities were as follows:

                                PURCHASES     SALES
MainStay Conservative
  Allocation Fund                $ 57,341   $ 53,351
----------------------------------------------------
MainStay Growth Allocation
  Fund                             73,315     64,535
----------------------------------------------------
MainStay Moderate Allocation
  Fund                            125,557    105,637
----------------------------------------------------
MainStay Moderate Growth
  Allocation Fund                 116,087    105,400
----------------------------------------------------



NOTE 8--CAPITAL SHARE TRANSACTIONS:

MAINSTAY CONSERVATIVE ALLOCATION FUND


 INVESTOR CLASS                   SHARES         AMOUNT

Year ended October 31, 2009:
Shares sold                    1,043,096   $  9,213,159
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               95,092        839,296
Shares redeemed                 (478,534)    (4,234,954)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     659,654      5,817,501
Shares converted into
  Investor Class (See Note
  1)                             224,436      1,973,860
Shares converted from
  Investor Class (See Note
  1)                            (293,305)    (2,703,150)
                              -------------------------
Net increase                     590,785   $  5,088,211
                              =========================

Period ended October 31,
  2008 (a):
Shares sold                    1,261,244   $ 13,069,911
Shares issued to
  shareholders in
  reinvestment of dividends       24,166        246,034
Shares redeemed                 (389,462)    (2,709,518)
Net increase in shares
  outstanding before
  conversion                     895,948     10,606,427
Shares converted into
  Investor Class (See Note
  1)                           1,178,786     12,325,525
Shares converted from
  Investor Class (See Note
  1)                            (118,619)    (2,398,867)
                              -------------------------
Net increase                   1,956,115   $ 20,533,085
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    2,465,874   $ 22,198,912
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              364,461      3,204,176
Shares redeemed               (3,246,789)   (28,710,259)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (416,454)    (3,307,171)
Shares converted into Class
  A (See Note 1)                 420,083      3,837,706
Shares converted from Class
  A (See Note 1)                 (81,510)      (728,644)
                              -------------------------
Net decrease                     (77,881)  $   (198,109)
                              =========================

Year ended October 31, 2008:
Shares sold                    5,886,322   $ 61,838,563
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              427,885      4,547,634
Shares redeemed               (3,028,501)   (30,716,025)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,285,706     35,670,172
Shares converted into Class
  A (See Note 1)                 477,805      4,974,200
Shares converted from Class
  A (See Note 1)              (1,095,484)   (11,456,437)
                              -------------------------
Net increase                   2,668,027   $ 29,187,935
                              =========================




                                                   mainstayinvestments.com    69

 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      927,634   $  8,181,497
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               93,294        814,672
Shares redeemed                 (630,587)    (5,521,044)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     390,341      3,475,125
Shares converted from Class
  B (See Note 1)                (270,734)    (2,379,772)
                              -------------------------
Net increase                     119,607   $  1,095,353
                              =========================

Year ended October 31, 2008:
Shares sold                    1,651,428   $ 17,128,856
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               99,336      1,056,260
Shares redeemed                 (594,511)    (6,022,006)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   1,156,253     12,163,110
Shares converted from Class
  B (See Note 1)                (327,473)    (3,444,421)
                              -------------------------
Net increase                     828,780   $  8,718,689
                              =========================


 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      652,807   $  5,923,686
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               65,419        570,929
Shares redeemed                 (697,069)    (6,006,396)
                              -------------------------
Net increase                      21,157   $    488,219
                              =========================

Year ended October 31, 2008:
Shares sold                    1,311,788   $ 13,839,613
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               76,984        818,944
Shares redeemed                 (773,658)    (7,928,709)
                              -------------------------
Net increase                     615,114   $  6,729,848
                              =========================


 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                        3,948   $     33,447
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                5,420         47,811
Shares redeemed                  (35,384)      (309,269)
                              -------------------------
Net decrease                     (26,016)  $   (228,011)
                              =========================

Year ended October 31, 2008:
Shares sold                       44,463   $    489,858
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                7,134         76,287
Shares redeemed                  (17,053)      (179,472)
                              -------------------------
Net increase                      34,544   $    386,673
                              =========================



MAINSTAY GROWTH ALLOCATION FUND


 INVESTOR CLASS                   SHARES         AMOUNT

Year ended October 31, 2009:
Shares sold                    1,791,737   $ 13,631,315
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              146,779      1,093,500
Shares redeemed                 (948,066)    (7,232,351)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     990,450      7,492,464
Shares converted into
  Investor Class (See Note
  1)                             596,359      4,314,229
Shares converted from
  Investor Class (See Note
  1)                            (307,405)    (2,626,232)
                              -------------------------
Net increase                   1,279,404   $  9,180,461
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                    2,502,113   $ 28,648,221
Shares redeemed                 (440,855)    (4,615,765)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   2,061,258     24,032,456
Shares converted into
  Investor Class (See Note
  1)                           3,043,969     34,285,674
Shares converted from
  Investor Class (See Note
  1)                            (298,126)    (3,185,344)
                              -------------------------
Net increase                   4,807,101   $ 55,132,786
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    1,548,088   $ 11,956,167
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              198,242      1,476,917
Shares redeemed               (2,102,290)   (16,085,169)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (355,960)    (2,652,085)
Shares converted into Class
  A
  (See Note 1)                   417,548      3,496,827
Shares converted from Class
  A
  (See Note 1)                  (321,622)    (2,254,699)
                              -------------------------
Net decrease                    (260,034)  $ (1,409,957)
                              =========================

Year ended October 31, 2008:
Shares sold                    3,906,719   $ 45,169,605
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              455,643      5,608,963
Shares redeemed               (3,295,590)   (37,437,366)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   1,066,772     13,341,202
Shares converted into Class
  A
  (See Note 1)                   579,585      6,441,406
Shares converted from Class
  A
  (See Note 1)                (2,879,021)   (32,443,898)
                              -------------------------
Net decrease                  (1,232,664)  $(12,661,290)
                              =========================





70    Mainstay Allocation Funds

 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    1,401,884   $ 10,520,578
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              107,394        792,553
Shares redeemed                 (892,366)    (6,724,241)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     616,912      4,588,890
Shares converted from Class
  B
  (See Note 1)                  (390,852)    (2,930,125)
                              -------------------------
Net increase                     226,060   $  1,658,765
                              =========================

Year ended October 31, 2008:
Shares sold                    2,117,147   $ 23,930,534
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              217,647      2,650,932
Shares redeemed                 (948,030)   (10,239,860)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   1,386,764     16,341,606
Shares converted from Class
  B
  (See Note 1)                  (452,740)    (5,097,838)
                              -------------------------
Net increase                     934,024   $ 11,243,768
                              =========================

 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      378,068   $  2,828,909
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               18,547        137,066
Shares redeemed                 (268,756)    (1,997,622)
                              -------------------------
Net increase                     127,859   $    968,353
                              =========================

Year ended October 31, 2008:
Shares sold                      395,011   $  4,508,363
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               41,986        512,229
Shares redeemed                 (351,950)    (3,792,923)
                              -------------------------
Net increase                      85,047   $  1,227,669
                              =========================

 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                       43,499   $    337,914
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                3,292         24,759
Shares redeemed                  (15,050)      (132,396)
                              -------------------------
Net increase                      31,741   $    230,277
                              =========================

Year ended October 31, 2008:
Shares sold                       94,221   $  1,121,643
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                1,918         23,820
Shares redeemed                      (12)          (141)
                              -------------------------
Net increase                      96,127   $  1,145,322
                              =========================




MAINSTAY MODERATE ALLOCATION FUND

 INVESTOR CLASS                    SHARES        AMOUNT

Year ended October 31, 2009:
Shares sold                     2,025,142   $17,534,335
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     237,877     1,972,005
Shares redeemed                (1,120,094)   (9,533,913)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                    1,142,925     9,972,427
Shares converted into
  Investor Class (See Note 1)     519,932     4,419,384
Shares converted from
  Investor Class (See Note 1)    (491,213)   (4,506,842)
                               ------------------------
Net increase                    1,171,644   $ 9,884,969
                               ========================

Period ended October 31, 2008
  (a):
Shares sold                     2,990,578   $32,842,441
Shares redeemed                  (570,371)   (5,849,083)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                    2,420,207    26,993,358
Shares converted into
  Investor Class (See Note 1)   3,318,292    36,155,899
Shares converted from
  Investor Class (See Note 1)    (458,433)   (4,855,896)
                               ------------------------
Net increase                    5,280,066   $58,293,361
                               ========================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                        SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                    3,785,452   $ 32,954,031
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              690,613      5,718,278
Shares redeemed               (3,833,566)   (32,670,474)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     642,499      6,001,835
Shares converted into Class
  A
  (See Note 1)                   767,948      6,892,814
Shares converted from Class
  A
  (See Note 1)                  (173,414)    (1,471,124)
                              -------------------------
Net increase                   1,237,033   $ 11,423,525
                              =========================

Year ended October 31, 2008:
Shares sold                    8,212,784   $ 90,998,403
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              678,211      7,751,966
Shares redeemed               (5,554,949)   (60,138,712)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,336,046     38,611,657
Shares converted into Class
  A
  (See Note 1)                   838,133      9,048,591
Shares converted from Class
  A
  (See Note 1)                (3,142,209)   (34,215,557)
                              -------------------------
Net increase                   1,031,970   $ 13,444,691
                              =========================





                                                   mainstayinvestments.com    71

 CLASS B                        SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                    1,866,537   $ 16,007,463
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              233,294      1,922,339
Shares redeemed               (1,289,806)   (10,835,054)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     810,025      7,094,748
Shares converted from Class
  B
  (See Note 1)                  (629,338)    (5,334,232)
                              -------------------------
Net increase                     180,687   $  1,760,516
                              =========================

Year ended October 31, 2008:
Shares sold                    3,120,135   $ 33,918,496
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              214,722      2,441,377
Shares redeemed               (1,212,976)   (12,723,396)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   2,121,881     23,636,477
Shares converted from Class
  B
  (See Note 1)                  (563,140)    (6,133,037)
                              -------------------------
Net increase                   1,558,741   $ 17,503,440
                              =========================




 CLASS C                         SHARES       AMOUNT

Year ended October 31, 2009:
Shares sold                    1,142,421   $ 9,962,613
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     99,620       821,865
Shares redeemed                 (961,142)   (8,119,122)
                               -----------------------
Net increase                     280,899   $ 2,665,356
                               =======================

Year ended October 31, 2008:
Shares sold                    1,296,375   $14,187,394
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     96,579     1,099,068
Shares redeemed                 (824,570)   (8,691,877)
                               -----------------------
Net increase                     568,384   $ 6,594,585
                               =======================




 CLASS I                         SHARES       AMOUNT
Year ended October 31, 2009:
Shares sold                       24,738   $   211,043
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               20,600       170,981
Shares redeemed                 (203,976)   (1,687,162)
                                ----------------------
Net decrease                    (158,638)  $(1,305,138)
                                ======================

Year ended October 31, 2008:
Shares sold                      560,709   $ 6,607,224
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               17,754       203,462
Shares redeemed                  (86,152)     (950,310)
                                ----------------------
Net increase                     492,311   $ 5,860,376
                                ======================



MAINSTAY MODERATE GROWTH ALLOCATION FUND


 INVESTOR CLASS                   SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    2,657,380   $ 21,329,842
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              302,888      2,341,328
Shares redeemed               (1,407,854)   (11,232,360)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   1,552,414     12,438,810
Shares converted into
  Investor Class (See Note
  1)                             726,073      5,652,479
Shares converted from
  Investor Class (See Note
  1)                            (494,539)    (4,439,730)
                              -------------------------
Net increase                   1,783,948   $ 13,651,559
                              =========================

Period ended October 31,
  2008 (a):
Shares sold                    3,895,396   $ 43,887,089
Shares redeemed                 (735,786)    (7,638,339)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,159,610     36,248,750
Shares converted into
  Investor Class (See Note
  1)                           4,782,291     52,768,821
Shares converted from
  Investor Class (See Note
  1)                            (533,601)    (5,691,428)
                              -------------------------
Net increase                   7,408,300   $ 83,326,143
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.





72    Mainstay Allocation Funds

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    2,089,989   $ 17,107,076
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              563,061      4,352,901
Shares redeemed               (3,450,437)   (26,892,287)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (797,387)    (5,432,310)
Shares converted into Class
  A
  (See Note 1)                   817,460      7,079,264
Shares converted from Class
  A
  (See Note 1)                  (321,889)    (2,445,283)
                              -------------------------
Net decrease                    (301,816)  $   (798,329)
                              =========================

Year ended October 31, 2008:
Shares sold                    7,424,525   $ 84,129,415
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              846,486     10,039,308
Shares redeemed               (5,317,548)   (58,734,102)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   2,953,463     35,434,621
Shares converted into Class
  A
  (See Note 1)                   957,227     10,505,340
Shares converted from Class
  A
  (See Note 1)                (4,529,218)   (49,992,216)
                              -------------------------
Net decrease                    (618,528)  $ (4,052,255)
                              =========================





 CLASS B                        SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                    2,201,379   $ 17,472,134
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              278,703      2,137,709
Shares redeemed               (1,597,714)   (12,420,435)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     882,368      7,189,408
Shares converted from Class
  B
  (See Note 1)                  (735,846)    (5,846,730)
                              -------------------------
Net increase                     146,522   $  1,342,678
                              =========================

Year ended October 31, 2008:
Shares sold                    3,702,216   $ 40,888,131
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              340,212      4,004,287
Shares redeemed               (1,330,994)   (14,095,206)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   2,711,434     30,797,212
Shares converted from Class
  B
  (See Note 1)                  (683,877)    (7,590,517)
                              -------------------------
Net increase                   2,027,557   $ 23,206,695
                              =========================




 CLASS C                         SHARES       AMOUNT
Year ended October 31, 2009:
Shares sold                      649,117   $ 5,294,128
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               62,000       475,541
Shares redeemed                 (650,189)   (5,124,316)
                                ----------------------
Net increase                      60,928   $   645,353
                                ======================
Year ended October 31, 2008:
Shares sold                      841,037   $ 9,283,683
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               87,032     1,024,370
Shares redeemed                 (729,476)   (7,834,227)
                                ----------------------
Net increase                     198,593   $ 2,473,826
                                ======================




 CLASS I                          SHARES     AMOUNT
Year ended October 31, 2009:
Shares sold                       17,900   $ 135,608
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                2,684      20,883
Shares redeemed                  (11,203)    (92,469)
                                 -------------------
Net increase                       9,381   $  64,022
                                 ===================
Year ended October 31, 2008:
Shares sold                       26,574   $ 328,112
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                3,948      47,134
Shares redeemed                  (18,943)   (196,499)
                                 -------------------
Net increase                      11,579   $ 178,747
                                 ===================



NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000,

                                                   mainstayinvestments.com    73
disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the Company.

On October 1, 2009, the Board of Directors of the Company, approved the reorganization of the Allocation Funds into a corresponding "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for (1) the acquisition of all of the assets of the Allocation Funds by a corresponding series ("New Allocation Fund") of the MainStay Funds Trust, in exchange for shares of the New Allocation Funds and the assumption of all liabilities of the Allocation Funds by the corresponding New Allocation Funds and (2) the subsequent liquidation of the Allocation Funds ("Reorganization"). After considering all relevant facts, the Board of Directors determined that the Reorganization is in the best interests of the Funds' shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

Closing of the Reorganization is expected to occur on or about February 26, 2010. The Reorganization is not subject to shareholder approval under applicable law. Upon closing, shareholders of the Allocation Funds will own shares of the corresponding class of the corresponding New Allocation Funds that are equal in number and in value to the shares of the Allocation Funds that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Importantly, the Reorganization is not expected to have a material impact on the manner in which the Allocation Funds is managed or on shareholders' ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Allocation Funds' investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Allocation Funds as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Allocation Funds' management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



74    Mainstay Allocation Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Conservative Allocation Fund, the MainStay Growth Allocation Fund, the MainStay Moderate Allocation Fund, and the MainStay Moderate Growth Allocation Fund ("the Funds"), four of the funds constituting Eclipse Funds Inc., as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Conservative Allocation Fund, the MainStay Growth Allocation Fund, the MainStay Moderate Allocation Fund, and the MainStay Moderate Growth Allocation Fund of Eclipse Funds Inc. as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009


                                                   mainstayinvestments.com    75

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund ("Asset Allocation Funds") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreements between New York Life Investments and Madison Square Investors LLC ("MSI") on behalf of the Asset Allocation Funds.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Asset Allocation Funds prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Asset Allocation Funds' investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Asset Allocation Funds to New York Life Investments and its affiliates, including MSI as subadviser to the Asset Allocation Funds, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Asset Allocation Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Asset Allocation Funds by New York Life Investments and MSI; (ii) the investment performance of the Asset Allocation Funds, New York Life Investments and MSI; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MSI as subadviser to the Asset Allocation Funds, from their relationship with the Asset Allocation Funds; (iv) the extent to which economies of scale may be realized as the Asset Allocation Funds grow, and the extent to which economies of scale may benefit Asset Allocation Funds investors; and (v) the reasonableness of the Asset Allocation Funds' management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Asset Allocation Funds, and that the Asset Allocation Funds' shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Asset Allocation Funds. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MSI

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Asset Allocation Funds. The Board evaluated New York Life Investments' experience in serving as manager of the Asset Allocation Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Asset Allocation Funds, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Asset Allocation Funds' legal and compliance environment, for


76    Mainstay Allocation Funds
overseeing MSI's compliance with the Asset Allocation Funds' policies and investment objectives, and for implementing Board directives as they relate to the Asset Allocation Funds. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Asset Allocation Funds' officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Asset Allocation Funds' prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MSI proposed to provide to the Asset Allocation Funds. The Board evaluated MSI's experience in serving as subadviser to the Asset Allocation Funds and managing other portfolios. It examined MSI's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI's overall legal and compliance environment. The Board also reviewed MSI's willingness to invest in personnel designed to benefit the Asset Allocation Funds. In this regard, the Board considered the experience of the Asset Allocation Funds' portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Asset Allocation Funds likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MSI's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Asset Allocation Funds' investment performance, the Board considered investment performance results in light of the Asset Allocation Funds' investment objectives, strategies and risks, as disclosed in the Asset Allocation Funds' prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Asset Allocation Funds throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Asset Allocation Funds' gross and net returns, the Asset Allocation Funds' investment performance relative to relevant investment categories and Fund benchmarks, the Asset Allocation Funds' risk-adjusted investment performance, and the Asset Allocation Funds' investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Asset Allocation Funds as compared to similar mutual funds managed by other investment advisers.

In considering the Asset Allocation Funds' investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Asset Allocation Funds' investment performance, as well as discussions between the Asset Allocation Funds' portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Asset Allocation Funds' investment performance, the Board focused principally on the Asset Allocation Funds' long-term performance track record.

Because the Asset Allocation Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Asset Allocation Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Asset Allocation Funds' investment performance over time has been satisfactory. The Asset Allocation Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Asset Allocation Funds' prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Asset Allocation Funds. The Board noted that the Asset

                                                   mainstayinvestments.com    77

Allocation Funds do not pay a management fee to New York Life Investments, but that the shareholders of the Asset Allocation Funds indirectly pay the management fees of the underlying funds in which the Asset Allocation Funds invest. The Board considered that the underlying funds are affiliates of New York Life Investments, thereby indirectly benefiting New York Life Investments. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the Asset Allocation Funds, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Asset Allocation Funds, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Asset Allocation Funds. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Asset Allocation Funds, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Asset Allocation Funds. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Asset Allocation Funds. The Board acknowledged that New York Life Investments' efforts to encourage New York Life Insurance Company ("New York Life") agents to consolidate multiple small accounts held by the same investor into an Asset Allocation Fund account, among other initiatives discussed below, is intended to mitigate the effect of small accounts on Funds in the MainStay Group of Funds. For New York Life Investments and MSI, the Board considered information illustrating the revenues and expenses allocated to the Asset Allocation Funds.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Asset Allocation Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Asset Allocation Funds was reasonable in all material respects.

In considering the costs and profitability of the Asset Allocation Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Asset Allocation Funds. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Asset Allocation Funds, New York Life Investments' affiliates also earn revenues from serving the Asset Allocation Funds in various other capacities, including as the Asset Allocation Funds' transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Asset Allocation Funds to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Asset Allocation Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MSI) due to their relationships with the Asset Allocation Funds are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE ASSET ALLOCATION FUNDS GROW

The Board also considered whether the Asset Allocation Funds' expense structures permitted economies of scale to be shared with Asset Allocation Fund investors. The Board noted that the Asset Allocation Funds do not charge a management fee, and that the Board separately considers economies of scale as part of its review of the management agreements of the underlying funds in which the Asset Allocation Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Asset Allocation Funds' expense structures appropriately reflect economies of scale for the benefit of Fund investors.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Asset Allocation Funds' expected total ordinary operating expenses. The Board also considered the impact of the Asset Allocation Funds' expense limitation arrangements pursuant to which New


78    Mainstay Allocation Funds

York Life Investments has agreed to limit the Asset Allocation Funds' total ordinary operating expenses.

In assessing the reasonableness of the Asset Allocation Funds' fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted that because the Asset Allocation Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of the fees and expenses the Asset Allocation Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments' process for monitoring and disclosing potential conflicts in MSI's selection of underlying funds for the Asset Allocation Funds. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Asset Allocation Funds. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Asset Allocation Funds based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees, which are charged based on the Asset Allocation Funds' average net assets. The Board took into account information from New York Life Investments showing that the Asset Allocation Funds' transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Asset Allocation Funds' transfer agent, charges the Asset Allocation Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Asset Allocation Funds' transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including:
(i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500; (iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Asset Allocation Funds' management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    79

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)



The Allocation Funds are required by the Internal Revenue Code to advise shareholders within 60 days of the Allocation Fund's fiscal year end (October 31, 2009) as to the federal tax status of dividends paid by the Funds during such fiscal year. Accordingly, the Funds paid the following amounts as long-term capital distribution.

MainStay Conservative Allocation
  Fund                                $1,849,200
------------------------------------------------
MainStay Growth Allocation Fund        1,467,650
------------------------------------------------
MainStay Moderate Allocation Fund      3,543,189
------------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                 3,781,011
------------------------------------------------



For the fiscal year ended October 31, 2009, the Allocation Funds designate approximately the following amounts pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

MainStay Conservative Allocation
  Fund                                $  682,164
------------------------------------------------
MainStay Growth Allocation Fund        1,886,989
------------------------------------------------
MainStay Moderate Allocation Fund      2,181,870
------------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                 2,840,865
------------------------------------------------



The dividends paid by the following Allocation Funds during the fiscal year ended October 31, 2009 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the qualified interest income and for the corporate dividend-received deduction.

                                        DRD%
MainStay Conservative Allocation Fund   12.1%
--------------------------------------------
MainStay Growth Allocation Fund         64.0%
--------------------------------------------
MainStay Moderate Allocation Fund       23.9%
--------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                  34.1%
--------------------------------------------



In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Allocation Funds' fiscal year ended October 31, 2009.


PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-
6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



80    Mainstay Allocation Funds

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                                                  Chief Executive Officer,
                 Director since 2008 (20          NYLIFE Distributors LLC and
                 portfolios).                     Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    81

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






82    Mainstay Allocation Funds

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    83

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
                 ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
10/22/41         Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






84    Mainstay Allocation Funds

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    85

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com
                                                              Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO17201         (RECYCLE LOGO)            MS283-09           MSAA11-12/09
                                                                          A2

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 FLOATING RATE FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 FLOATING RATE FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       22
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              29
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            37
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       38
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             42
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        42
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       42
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 43

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THIS FEE, WHICH WOULD LOWER PERFORMANCE.


INVESTOR CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               ONE      FIVE    INCEPTION
TOTAL RETURNS               YEAR     YEARS     (5/3/04)
-------------------------------------------------------
With sales charges         18.65%    2.22%      2.34%
Excluding sales charges    22.32     2.84       2.91




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                       CREDIT SUISSE
                                 MAINSTAY FLOATING    LEVERAGED LOAN
                                     RATE FUND             INDEX
                                 -----------------    --------------
5/3/04                                  9700               10000
                                        9874               10226
                                       10241               10826
                                       10788               11565
                                       11181               12046
                                        9287                9597
10/31/09                               11359               11965





CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               ONE      FIVE    INCEPTION
TOTAL RETURNS               YEAR     YEARS     (5/3/04)
-------------------------------------------------------
With sales charges         18.86%    2.26%      2.38%
Excluding sales charges    22.53     2.89       2.95




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                       CREDIT SUISSE
                                 MAINSTAY FLOATING    LEVERAGED LOAN
                                     RATE FUND             INDEX
                                 -----------------    --------------
5/3/04                                 24250               25000
                                       24684               25566
                                       25602               27066
                                       26969               28914
                                       27953               30114
                                       23225               23992
10/31/09                               28458               29912





CLASS B SHARES--MAXIMUM 3% CDSC IF REDEEMED WITHIN THE FIRST FOUR YEARS OF PURCHASE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               ONE      FIVE    INCEPTION
TOTAL RETURNS               YEAR     YEARS     (5/3/04)
-------------------------------------------------------
With sales charges         18.41%    2.08%      2.14%
Excluding sales charges    21.41     2.08       2.14




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                       CREDIT SUISSE
                                 MAINSTAY FLOATING    LEVERAGED LOAN
                                     RATE FUND             INDEX
                                 -----------------    --------------
5/3/04                                 10000               10000
                                       10141               10226
                                       10440               10826
                                       10927               11565
                                       11241               12046
                                        9256                9597
10/31/09                               11238               11965




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 3.00% if redeemed within the first four years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               ONE      FIVE    INCEPTION
TOTAL RETURNS               YEAR     YEARS     (5/3/04)
-------------------------------------------------------
With sales charges         20.41%    2.07%      2.14%
Excluding sales charges    21.41     2.07       2.14




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                       CREDIT SUISSE
                                 MAINSTAY FLOATING    LEVERAGED LOAN
                                     RATE FUND             INDEX
                                 -----------------    --------------
5/3/04                                 10000               10000
                                       10141               10226
                                       10439               10826
                                       10925               11565
                                       11240               12046
                                        9255                9597
10/31/09                               11236               11965





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               ONE      FIVE    INCEPTION
TOTAL RETURNS               YEAR     YEARS     (5/3/04)
-------------------------------------------------------
                           22.84%    3.17%      3.23%





(PERFORMANCE GRAPH)

                                                       CREDIT SUISSE
                                 MAINSTAY FLOATING    LEVERAGED LOAN
                                     RATE FUND             INDEX
                                 -----------------    --------------
5/3/04                                 10000               10000
                                       10192               10226
                                       10597               10826
                                       11202               11565
                                       11638               12046
                                        9697                9597
10/31/09                               11912               11965






 BENCHMARK PERFORMANCE                        ONE      FIVE      SINCE
                                              YEAR    YEARS    INCEPTION
Credit Suisse Leveraged Loan Index(3)        24.67%   3.19%      3.31%
Average Lipper loan participation fund(4)    24.05    2.31       2.51



2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper loan participation fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Floating Rate Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY FLOATING RATE FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,140.80        $ 6.31         $1,019.30         $5.95
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,141.60        $ 5.51         $1,020.10         $5.19
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,136.50        $10.29         $1,015.60         $9.70
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,136.50        $10.29         $1,015.60         $9.70
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,143.00        $ 4.16         $1,021.30         $3.92
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.17% for Investor Class, 1.02% for Class A, 1.91% for Class B and Class C and 0.77% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(COMPOSITION PIE CHART)

Floating Rate Loans                             81.1
Short-Term Investments                          11.1
Corporate Bonds                                  7.3
Foreign Floating Rate Loans                      3.9
Yankee Bond                                      0.5
Common Stock                                     0.0
Liabilities in Excess of Cash and Other
  Assets                                        (3.9)





See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)


    1.  Georgia-Pacific Corp., 2.316%-3.588%,
        due 12/20/12-12/20/14
    2.  HCA, Inc., 2.533%-8.50%, due
        11/18/13-4/15/19
    3.  Community Health Systems, Inc.,
        2.496%-2.61%, due 7/25/14
    4.  SunGard Data Systems, Inc.,
        1.994%-4.079%, due 2/28/14-2/26/16
    5.  Charter Communications Operating LLC,
        9.25%, due 3/6/14
    6.  Discovery Communications Holdings LLC,
        2.283%-5.25%, due 5/14/14
    7.  Graham Packaging Co., L.P.,
        2.554%-6.75%, due 10/7/11-4/5/14
    8.  Dole Food Co., Inc., 0.284%-8.00%, due
        4/12/13-10/1/16
    9.  Intelsat Corp., 2.753%, due 1/3/14
   10.  UPC Broadband Holding B.V.,
        1.996%-3.746%, due 12/31/14-12/30/16






8    MainStay Floating Rate Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
QUESTIONS ANSWERED BY PORTFOLIO MANAGER ROBERT H. DIAL OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.

HOW DID MAINSTAY FLOATING RATE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Floating Rate Fund returned 22.32% for Investor Class shares, 22.53% for Class A shares, 21.41% for Class B shares and 21.41% for Class C shares during the 12 months ended October 31, 2009. Over the same period, Class I shares returned 22.84%. All share classes underperformed the 24.05% return of the average Lipper(2) loan participation fund and the 24.67% return of the Credit Suisse Leveraged Loan Index(3) for the 12 months ended October 31, 2009. The Credit Suisse Leveraged Loan Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the first half of the reporting period, floating rate loan prices fell sharply because of liquidity constraints in the market. Prompted by the bankruptcy of Lehman Brothers and the government bailout of AIG, investors sought the safety of Treasury securities and shunned investments perceived to be risky. Tight liquidity caused stressed corporate issuers to file for bankruptcy at an accelerated pace during late 2008 and early 2009. As a result, lower-quality loans (those rated CCC and lower and unrated loans) underperformed higher-quality loans (those rated B and higher).

The loan market recovered during the second half of the reporting period. The rally was primarily influenced by technical (or supply-and-demand) conditions. A resurgent high-yield bond market proved to be an attractive way for many corporate issuers to refinance loans, largely based on longer maturities and looser covenants. Demand was also supported by new issues that offered attractive yields because of wider spreads and LIBOR(4) floors. Although the prices of nearly all loans rose during the second half of the reporting period, the rally was most pronounced for the lowest-rated loans.

The Fund benefited during the first half of the reporting period from our decision to underweight riskier credits (unrated credits and those rated CCC and below), which declined in value more than their higher-rated counterparts. However, the Fund's underexposure to riskier assets when the market rallied caused returns to lag the Credit Suisse Leveraged Loan Index during the second half of the reporting period. Hence, while the Fund experienced positive returns for the annual reporting period, the result was below the Index.

WHAT WERE SOME OF THE CHARACTERISTICS OF THE LOANS IN THE FUND DURING THE REPORTING PERIOD?

The Fund invested in floating-rate loans that had a weighted average effective duration(5) of less than three months. The floating-rate loans may have final maturities of seven to nine years, but the loans' underlying interest-rate contracts, which are typically pegged to LIBOR, may reset every 30, 60, 90 or 180 days. The weighted average reset figure for the Fund at the end of the 12-month reporting period was 45 days. This means that, barring any defaults, if short-term interest rates were to increase, we would expect the Fund to "catch up" within 45 days and increase the yield it would pay to investors. If interest rates were to decline, a decrease in yields would be anticipated.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund was significantly underweight relative to the Credit Suisse Leveraged Loan Index in loans that were either unrated or rated CCC or lower. As of October 31, 2009, the Fund held 9.97% of its assets in loans that were either unrated or rated CCC or lower, while 32.54% of the Credit Suisse Leveraged Loan Index consisted of these riskier assets.


----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. Floating-rate loans are generally considered to have speculative characteristics that may involve risk of default on principal and interest and collateral impairment. Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Credit Suisse Leveraged Loan Index.

4. London interbank offered rates (LIBOR) are interest rates that are widely used as reference rates in bank, corporate and government lending agreements.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity-gauge than average maturity.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                     PRINCIPAL
                                        AMOUNT           VALUE
LONG-TERM BONDS 92.8%+
CORPORATE BONDS 7.3%
--------------------------------------------------------------

AEROSPACE & DEFENSE 0.1%
Spirit Aerosystems, Inc.
  7.50%, due 10/1/17 (a)            $  865,000   $     858,513
                                                 -------------


BEVERAGE, FOOD & TOBACCO 0.8%
Del Monte Corp.
  7.50%, due 10/15/19 (a)            3,000,000       3,045,000
V  Dole Food Co., Inc.
  8.00%, due 10/1/16 (a)             2,500,000       2,531,250
                                                 -------------
                                                     5,576,250
                                                 -------------

BROADCASTING & ENTERTAINMENT 0.3%
CSC Holdings, Inc.
  8.625%, due 2/15/19 (a)            1,300,000       1,387,750
DirecTV Holdings LLC/DirecTV
  Financing Co., Inc.
  5.875%, due 10/1/19 (a)            1,000,000       1,028,140
                                                 -------------
                                                     2,415,890
                                                 -------------

CHEMICALS, PLASTICS & RUBBER 0.4%
Ashland, Inc.
  9.125%, due 6/1/17 (a)             1,000,000       1,080,000
Nalco Co.
  8.25%, due 5/15/17 (a)             1,800,000       1,890,000
                                                 -------------
                                                     2,970,000
                                                 -------------

CONTAINERS, PACKAGING & GLASS 2.2%
Ball Corp.
  7.125%, due 9/1/16                 4,000,000       4,090,000
Berry Plastics Corp.
  8.875%, due 9/15/14                1,500,000       1,391,250
Crown Americas LLC/Crown
  Americas Capital Corp. II
  7.625%, due 5/15/17 (a)            1,800,000       1,845,000
Greif, Inc.
  7.75%, due 8/1/19 (a)              1,350,000       1,383,750
Silgan Holdings, Inc.
  7.25%, due 8/15/16 (a)             3,000,000       3,045,000
Solo Cup Co.
  10.50%, due 11/1/13 (a)            3,750,000       3,975,000
                                                 -------------
                                                    15,730,000
                                                 -------------

DIVERSIFIED/CONGLOMERATE SERVICE 0.4%
Corrections Corp. of America
  7.75%, due 6/1/17                  3,000,000       3,090,000
                                                 -------------


ECOLOGICAL 0.3%
Clean Harbors, Inc.
  7.625%, due 8/15/16 (a)            2,300,000       2,357,500
                                                 -------------


HEALTHCARE, EDUCATION & CHILDCARE 0.2%
V  HCA, Inc.
  8.50%, due 4/15/19 (a)             1,200,000       1,272,000
                                                 -------------


HOTELS, MOTELS, INNS & GAMING 0.5%
Ameristar Casinos, Inc.
  9.25%, due 6/1/14 (a)              2,385,000       2,480,400
MGM Mirage, Inc.
  10.375%, due 5/15/14 (a)             300,000         319,500
  11.125%, due 11/15/17 (a)            850,000         935,000
                                                 -------------
                                                     3,734,900
                                                 -------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT 0.1%
Cinemark USA, Inc.
  8.625%, due 6/15/19 (a)              600,000         621,000
                                                 -------------


MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT & NON-ELECTRONIC)
  0.2%
CPM Holdings, Inc.
  10.625%, due 9/1/14 (a)            1,475,000       1,541,375
                                                 -------------

PRINTING & PUBLISHING 0.2%
Nielsen Finance LLC
  11.625%, due 2/1/14                1,300,000       1,387,750
                                                 -------------


TELECOMMUNICATIONS 1.0%
GCI, Inc.
  7.25%, due 2/15/14                   870,000         841,725
Qwest Corp.
  3.549%, due 6/15/13 (b)            3,000,000       2,790,000
Sprint Capital Corp.
  8.375%, due 3/15/12                3,500,000       3,543,750
                                                 -------------
                                                     7,175,475
                                                 -------------

UTILITIES 0.6%
Calpine Corp.
  7.25%, due 10/15/17 (a)            4,133,000       3,895,352
                                                 -------------
Total Corporate Bonds
  (Cost $50,368,478)                                52,626,005
                                                 -------------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held as of October 31, 2009, excluding short-term investments. May be subject to change daily.


10 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS 81.1% (C)
--------------------------------------------------------------

AEROSPACE & DEFENSE 2.9%
Hexcel Corp.
  1st Lien Term Loan
  6.50%, due 5/21/14                $3,630,740   $   3,639,817
Oshkosh Truck Corp.
  Term Loan B
  6.316%, due 12/6/13                6,575,146       6,555,020
Spirit Aerosystems, Inc.
  Term Loan B
  2.255%, due 9/30/13                3,509,033       3,373,058
Transdigm, Inc.
  Term Loan
  2.289%, due 6/23/13                5,515,454       5,269,227
Vought Aircraft Industries,
  Inc.
  Tranche B Letter of Credit
 7.50%, due 12/22/10                   373,333         372,400
  Term Loan
  7.50%, due 12/22/11                1,952,805       1,950,364
                                                 -------------
                                                    21,159,886
                                                 -------------


AUTOMOBILE 3.8%
Dana Corp.
  Term Loan B
  6.50%, due 1/29/15 (e)             4,000,000       3,525,000
Dayco Products LLC
  Tranche B Term Loan
  8.34%, due 6/21/11 (d)             2,475,313       1,109,764
Ford Motor Co.
  Term Loan
  3.288%, due 12/16/13               5,920,766       5,263,004
Goodyear Tire & Rubber Co.
  (The)
  2nd Lien Term Loan
  2.34%, due 4/30/14                 5,250,000       4,783,123
Key Safety Systems, Inc.
  1st Lien Term Loan
  2.519%, due 3/8/14                 3,651,363       2,464,670
Sensata Technologies Finance
  Co. LLC
  Term Loan
  2.031%, due 4/26/13                4,324,283       3,706,723
Tenneco, Inc.
  Tranche B Credit Linked
  Deposit
  5.756%, due 3/17/14                2,361,559       2,219,865
Tower Automotive
  Term Loan
  4.611%, due 7/31/13 (e)            1,691,874         659,831
TRW Automotive, Inc.
  Term Loan B1
  6.25%, due 2/9/14                  3,156,142       3,146,279
United Components, Inc.
  Term Loan D
  2.72%, due 6/29/12 (e)               603,874         557,074
                                                 -------------
                                                    27,435,333
                                                 -------------

BEVERAGE, FOOD & TOBACCO 3.9%
American Seafoods Group LLC
  Term Loan A
  4.033%, due 9/30/11 (e)            2,199,570       1,990,611
  Tranche B1 Term Loan
  4.033%, due 9/28/12 (e)              317,388         307,337
  Tranche B2 Term Loan
  4.033%, due 9/28/12 (e)            1,158,662       1,121,971
BF Bolthouse HoldCo LLC
  1st Lien Term Loan
  2.563%, due 12/17/12               1,390,919       1,351,799
  2nd Lien Term Loan
  5.746%, due 12/16/13                 330,000         310,200
Dean Foods Co.
  Tranche B Term Loan
  1.665%, due 4/2/14                 5,636,648       5,252,651
V  Dole Food Co., Inc.
  Credit Link Deposit
  0.284%, due 4/12/13                  602,154         606,858
  Tranche B Term Loan
  8.00%, due 4/12/13                   962,720         970,242
  Tranche C Term Loan
  8.00%, due 4/12/13                 3,409,838       3,436,478
Michael Foods, Inc.
  Term Loan B
  6.50%, due 5/1/14                  1,428,250       1,441,343
Reddy Ice Group, Inc.
  Term Loan
  1.995%, due 8/12/12 (e)            5,500,000       4,867,500
Wm. Wrigley Jr. Co.
  Term Loan B
  6.50%, due 9/30/14                 6,774,519       6,850,733
                                                 -------------
                                                    28,507,723
                                                 -------------

BROADCASTING & ENTERTAINMENT 7.5%
Atlantic Broadband Finance
  LLC
  Tranche B2 Term Loan
  2.54%, due 9/1/11                    139,046         136,323
  Term Loan B-2-B
  6.75%, due 6/1/13                  3,739,023       3,703,969
V  Charter Communications
  Operating LLC
  Term Loan
  9.25%, due 3/6/14 (d1)             7,954,887       8,023,068
CSC Holdings, Inc.
  Incremental B-2 Term Loan
  2.049%, due 3/29/16                5,308,614       5,129,395


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 11

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
BROADCASTING & ENTERTAINMENT (CONTINUED)
DirecTV Holdings LLC
  Term Loan C
  5.25%, due 4/13/13                $5,954,774   $   5,945,431
V  Discovery Communications
  Holdings LLC

  Term Loan B
  2.283%, due 5/14/14                4,399,153       4,260,580
  Term Loan C
  5.25%, due 5/14/14                 3,651,650       3,699,578
Emmis Operating Co.
  Term Loan B
  4.283%, due 11/1/13                  270,916         205,896
Gray Television, Inc.
  Delayed Draw Term Loan
  3.79%, due 12/31/14                4,119,326       3,506,577
Insight Midwest Holdings LLC
  Initial Term Loan
  2.29%, due 4/7/14                  3,905,631       3,701,980
LodgeNet Entertainment Corp.
  Term Loan
  2.29%, due 4/4/14                    828,458         752,515
Mediacom Broadband Group
  (FKA MCC Iowa)
  Tranche D1 Term Loan
  2.00%, due 1/31/15                 1,876,490       1,716,988
  Tranche E Term Loan
  6.50%, due 1/3/16                  1,975,000       1,979,937
Nexstar Broadcasting, Inc.
  Mission Term Loan B
  2.033%, due 10/1/12                1,755,787       1,559,358
  Nexstar Term Loan B
  5.004%, due 10/1/12                1,660,220       1,474,483
Univision Communications,
  Inc.
  Initial Term Loan
  2.533%, due 9/29/14                5,000,000       4,010,715
Weather Channel
  Term Loan B
  (zero coupon), due 9/12/15         4,000,000       4,051,252
                                                 -------------
                                                    53,858,045
                                                 -------------

BUILDINGS & REAL ESTATE 1.1%
Armstrong World Industries,
  Inc.
  Term Loan
  1.994%, due 10/2/13                1,920,453       1,834,033
CB Richard Ellis Services,
  Inc.
  Term Loan B
  6.00%, due 12/20/13                3,885,035       3,783,053
Central Parking Corp.

  Letter of Credit Term Loan
  0.163%, due 5/22/14                  568,966         429,569
  Term Loan
  2.50%, due 5/22/14                 1,566,771       1,182,912
LNR Property Corp.
  Initial Tranche B Term Loan
  3.75%, due 7/12/11                   924,662         724,935
                                                 -------------
                                                     7,954,502
                                                 -------------

CHEMICALS, PLASTICS & RUBBER 6.1%
Celanese U.S. Holdings LLC
  Synthetic Letter of Credit
  0.246%, due 4/2/14                 1,745,931       1,630,263
  Dollar Term Loan
  2.039%, due 4/2/14                 3,478,455       3,244,449
Hexion Specialty Chemicals,
  Inc.
  Term Loan C1
  2.563%, due 5/6/13                 3,155,268       2,467,419
  Term Loan C2
  2.563%, due 5/6/13                   685,414         535,994
Huntsman International LLC
  Tranche B Term Loan
  1.994%, due 4/21/14                1,459,582       1,328,017
INEOS U.S. Finance LLC
  Tranche A4 Term Loan
  7.001%, due 12/17/12               1,922,201       1,629,065
  Tranche B2 Term Loan
  7.501%, due 12/16/13               1,809,807       1,538,336
  Tranche C2 Term Loan
  8.001%, due 12/16/14               1,809,310       1,537,914
ISP Chemco, Inc.
  Term Loan B
  2.00%, due 6/4/14                  4,838,625       4,569,046
Kraton Polymers LLC
  Term Loan
  2.313%, due 5/13/13                  914,605         862,930
Lyondell Chemical Co.
  DIP Term Loan
  (zero coupon), due 2/3/10          5,000,000       4,722,915
Nalco Co.
  Term Loan
  6.50%, due 5/13/16                 2,985,000       3,029,775
Polymer Group, Inc.
  Tranche 2 Extending
  7.00%, due 11/22/14                4,204,239       4,193,728
Rockwood Specialties Group,
  Inc.
  Tranche H
  6.00%, due 5/15/14                 3,980,000       4,020,795
Solutia, Inc.
  Term Loan
  (zero coupon), due 2/28/14         5,490,000       5,564,505




12 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
Texas Petrochemicals L.P.
  Incremental Term Loan B
  2.875%, due 6/27/13               $  856,891   $     756,920
  Term Loan B
 2.875%, due 6/27/13                 2,538,700       2,242,517
                                                 -------------
                                                    43,874,588
                                                 -------------

CONTAINERS, PACKAGING & GLASS 2.9%
Berry Plastics Corp.
  Term Loan C
  2.30%, due 4/3/15                  1,296,627       1,109,337
Crown Americas LLC
  Term B Dollar Loan
  1.995%, due 11/15/12                 871,020         849,245
V  Graham Packaging Co., L.P.
  New Term Loan B
  2.554%, due 10/7/11                  347,284         337,897
  Term Loan C
  6.75%, due 4/5/14                  7,460,535       7,449,874
Graphic Packaging
  International, Inc.
  Term Loan B
  2.28%, due 5/16/14                 3,792,641       3,594,881
  Term Loan C
  3.032%, due 5/16/14                3,455,574       3,310,153
Smurfit-Stone Container
  Enterprises, Inc.
  Tranche B Term Loan
  2.50%, due 11/1/11 (d)             3,154,698       3,057,429
  Tranche C Term Loan
  2.50%, due 11/1/11 (d)               291,580         281,922
  Tranche C1 Term Loan
  2.50%, due 11/1/11 (d)                88,157          85,237
  Revolver
  2.841%, due 11/2/09 (d)              677,246         660,315
  Canadian Revolver
  3.058%, due 11/1/09 (d)              224,623         219,007
  Offering Credit Link
  Deposit
  4.50%, due 11/1/10 (d)               135,935         131,744
                                                 -------------
                                                    21,087,041
                                                 -------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS 2.1%
Appleton Papers, Inc.
  Term Loan B
  6.625%, due 6/5/13                 2,346,000       2,123,130
Boise Paper Holdings LLC
  Term Loan B
  5.75%, due 2/24/14                 3,507,103       3,503,596
V  Georgia-Pacific Corp.

  New Term Loan B
  2.316%, due 12/20/12               5,849,701       5,623,803
  Term Loan B
  2.326%, due 12/20/12               2,386,717       2,294,549
  New Term Loan C
  3.588%, due 12/20/14               1,865,637       1,848,847
                                                 -------------
                                                    15,393,925
                                                 -------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING 0.5%
Electrical Components
  International Holdings
  1st Lien Term Loan
  9.25%, due 5/1/13                  2,467,070       1,652,937
Mueller Water Products, Inc.
  Term Loan B
  5.781%, due 5/23/14                1,994,054       1,942,542
                                                 -------------
                                                     3,595,479
                                                 -------------

DIVERSIFIED/CONGLOMERATE SERVICE 4.4%
Affiliated Computer Services,
  Inc.
  Term Loan B1
  2.244%, due 3/20/13                3,766,505       3,710,509
  Term Loan B2
  2.244%, due 3/20/13                1,319,876       1,300,253
Dealer Computer Services,
  Inc.
  1st Lien Term Loan
  2.243%, due 10/26/12               3,908,861       3,483,772
  2nd Lien Term Loan
  5.743%, due 10/26/13                 750,000         600,000
First Data Corp.
  Term Loan B1
  2.997%, due 9/24/14                3,875,228       3,327,314
  Term Loan B2
  3.036%, due 9/24/14                  980,000         839,534
  Term Loan B3
  3.036%, due 9/24/14                  997,455         853,292
Language Line LLC
  Term Loan B1
  5.50%, due 6/10/11 (e)             1,652,302       1,644,041
ServiceMaster Co.
  Delayed Draw Term Loan
  2.75%, due 7/24/14                   271,005         240,366
  Term Loan
  2.769%, due 7/24/14                2,721,342       2,413,678
V  SunGard Data Systems, Inc.
  Incremental Term Loan
  1.994%, due 2/28/14                4,804,810       4,495,500
  Tranche B
  4.079%, due 2/26/16                3,904,541       3,777,644
VeriFone, Inc.
  Term Loan B
  3.00%, due 10/31/13                1,357,500       1,289,625


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 13

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
DIVERSIFIED/CONGLOMERATE SERVICE (CONTINUED)
Verint Systems, Inc.
  Term Loan B
  3.50%, due 5/25/14 (e)            $3,864,345   $   3,516,554
                                                 -------------
                                                    31,492,082
                                                 -------------

ECOLOGICAL 1.4%
Big Dumpster Merger Sub, Inc.
  Delayed Draw Term Loan B
  2.50%, due 2/5/13 (e)                342,401         212,289
  Term Loan B
  2.50%, due 2/5/13 (e)                813,202         504,185
Duratek, Inc.
  Term Loan B
  4.05%, due 6/7/13                  1,326,745       1,316,794
EnergySolutions LLC
  Synthetic Letter of Credit
  0.25%, due 6/7/13                    197,072         196,087
  Term Loan
  4.05%, due 6/7/13                  2,765,347       2,744,607
IESI Corp.
  Term Loan
  1.995%, due 1/20/12                4,000,000       3,770,000
Synagro Technologies, Inc.
  Term Loan B
  2.24%, due 4/2/14                    977,500         785,666
  2nd Lien Term Loan
  4.99%, due 10/2/14                   750,000         462,500
                                                 -------------
                                                     9,992,128
                                                 -------------

ELECTRONICS 0.7%
Flextronics International,
  Ltd.
  Term Loan B
  2.54%, due 10/1/12                 2,984,772       2,816,132
Freescale Semiconductor, Inc.
  Term Loan B
  1.996%, due 11/29/13               2,882,687       2,334,977
                                                 -------------
                                                     5,151,109
                                                 -------------

FINANCE 1.1%
Brand Energy & Infrastructure
  Services, Inc.
  New Term Loan
  2.308%, due 2/7/14                 2,437,500       2,190,703
Hertz Corp. (The)
  Letter of Credit
  0.292%, due 12/21/12                 153,131         142,412
  Tranche B Term Loan
  2.00%, due 12/21/12                3,118,876       2,900,555
MSCI, Inc.
  Term Loan
  2.872%, due 11/20/14               1,969,925       1,932,989
Rental Services Corp.
  2nd Lien Term Loan
  3.817%, due 11/30/13               1,003,346         905,520
                                                 -------------
                                                     8,072,179
                                                 -------------

GROCERY 1.0%
Roundy's Supermarkets, Inc.
  Tranche B Term Loan
  3.023%, due 11/3/11                3,495,254       3,431,176
SUPERVALU, Inc.
  Term Loan A
  1.154%, due 6/2/11                 4,166,667       3,993,491
                                                 -------------
                                                     7,424,667
                                                 -------------

HEALTHCARE, EDUCATION & CHILDCARE 11.0%
Accellent, Inc.
  Term Loan
  2.872%, due 11/22/12                 676,604         636,008
AGA Medical Corp.
  Tranche B Term Loan
  2.272%, due 4/26/13 (e)            4,580,523       4,007,958
Alliance Imaging, Inc.
  Tranche C1 Term Loan
  2.864%, due 12/29/11               1,406,174       1,356,958
AMR HoldCo, Inc.
  Term Loan
  2.246%, due 2/10/12                2,861,273       2,739,669
Bausch and Lomb, Inc.
  Delayed Draw Term Loan
  3.519%, due 4/24/15                  947,083         900,913
  Term Loan
  3.533%, due 4/24/15                4,900,000       4,661,125
Biomet, Inc.
  Term Loan B
  3.282%, due 3/25/15                6,894,911       6,606,187
V  Community Health Systems,
  Inc.
  Delayed Draw Term Loan
  2.496%, due 7/25/14                  440,394         410,062
  New Term Loan B
  2.61%, due 7/25/14                 8,632,564       8,037,996
DaVita, Inc.
  Tranche B1 Term Loan
  1.759%, due 10/5/12                3,230,815       3,092,607
Gentiva Health Services, Inc.
  Term Loan B
  2.239%, due 3/31/13 (e)            1,921,622       1,809,927
V  HCA, Inc.
  Term Loan B
  2.533%, due 11/18/13               7,922,810       7,369,315




14 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Health Management Associates,
  Inc.
  Term Loan B
  2.033%, due 2/28/14               $5,837,026   $   5,400,060
HealthSouth Corp.
  Term Loan B
  2.55%, due 3/11/13                 2,392,352       2,269,744
  Extended Term Loan
  4.499%, due 3/15/14                1,969,009       1,895,171
Life Technologies Corp.
  Term Loan B
  5.25%, due 11/20/15                1,588,972       1,594,268
Mylan Laboratories, Inc.
  Term Loan B
  3.55%, due 10/2/14                 4,940,000       4,797,412
Quintiles Transnational Corp.
  Term Loan B
  2.283%, due 3/31/13                1,443,875       1,371,681
  2nd Lien Term Loan C
  4.283%, due 3/31/14                  500,000         475,000
Royalty Pharma Finance Trust
  Term Loan B
  2.533%, due 4/16/13                5,935,968       5,770,254
Rural/Metro Operating Co. LLC
  LC Facility Deposits
  0.13%, due 3/4/11                    411,765         407,647
  Term Loan B1
  3.75%, due 3/4/11                    658,824         652,235
Select Medical Corp.
  Extended Term Loan B
  4.157%, due 8/22/14                2,572,704       2,559,840
Sun Healthcare Group, Inc.
  Synthetic Letter of Credit
  0.183%, due 4/21/14                  413,793         388,707
  Term Loan B
  2.522%, due 4/21/14                1,970,414       1,850,957
Sunrise Medical Holdings,
  Inc.
  Term Loan B1
  8.25%, due 5/13/10 (e)             1,657,110       1,159,977
Vanguard Health Holding Co.
  LLC
  Replacement Term Loan
  2.493%, due 9/23/11                5,203,457       5,068,495
Warner Chilcott PLC
  Tranche A
  (zero coupon), due 10/14/14          700,000         700,657
  Tranche B1
  (zero coupon), due 10/14/15        1,700,000       1,701,595
                                                 -------------
                                                    79,692,425
                                                 -------------

HOME AND OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
  PRODUCTS 1.5%
Jarden Corp.
  Term Loan B1
  2.033%, due 1/24/12                  600,576         578,505
  Term Loan B2
  2.033%, due 1/24/12                1,044,862       1,004,374
  Term Loan B4
  3.533%, due 1/26/15                2,683,015       2,660,881
National Bedding Co. LLC
  1st Lien Term Loan
  2.279%, due 2/28/13                2,873,737       2,603,126
Simmons Bedding Co.
  Tranche D Term Loan
  10.50%, due 12/19/11               3,738,185       3,682,112
                                                 -------------
                                                    10,528,998
                                                 -------------

HOTELS, MOTELS, INNS & GAMING 1.3%
Las Vegas Sands, Inc.
  Delayed Draw Term Loan
  2.04%, due 5/23/14                 1,084,184         876,834
  Term Loan B
  2.04%, due 5/23/14                 3,802,025       3,074,888
Penn National Gaming, Inc.
  Term Loan B
  2.01%, due 10/3/12                 5,526,167       5,322,389
                                                 -------------
                                                     9,274,111
                                                 -------------

INSURANCE 0.1%
HUB International Holdings,
  Inc.
  Delayed Draw Term Loan
  2.743%, due 6/13/14                  177,026         155,043
  Initial Term Loan
  2.743%, due 6/13/14                  787,576         689,772
                                                 -------------
                                                       844,815
                                                 -------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT 3.9%
AMC Entertainment, Inc.
  Term Loan
  1.744%, due 1/28/13                3,361,796       3,165,343
Bombardier Recreational
  Products, Inc.
  Term Loan
  3.00%, due 6/28/13 (e)             2,122,680       1,475,262
Cedar Fair, L.P.
  U.S. Term Loan
  2.243%, due 8/30/12                  396,158         378,771
  U.S. Term B Extended
  4.243%, due 8/30/14                1,436,387       1,386,114
Cinemark USA, Inc.
  Term Loan
  2.069%, due 10/5/13                4,896,927       4,632,840


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 15

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT
  (CONTINUED)
Easton-Bell Sports, Inc.
  Tranche B Term Loan
  2.04%, due 3/16/12                $3,209,833   $   3,033,292
Metro-Goldwyn-Mayer Studios,
  Inc.
  Tranche B Term Loan
  20.50%, due 4/8/12                 4,693,915       2,666,144
Regal Cinemas Corp.
  Term Loan
  4.033%, due 10/27/13               6,785,163       6,711,660
Six Flags Theme Parks, Inc.
  Tranche B Term Loan
  2.50%, due 4/30/15                 3,463,002       3,372,098
Town Sports International,
  Inc.
  Term Loan
  2.063%, due 2/27/14                1,462,500       1,345,500
                                                 -------------
                                                    28,167,024
                                                 -------------

MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT & NON-ELECTRONIC)
  2.8%
Baldor Electric Co.
  Term Loan B
  5.25%, due 1/31/14                 4,388,457       4,364,131
Gleason Corp.
  1st Lien Term Loan
  2.092%, due 6/30/13 (e)            1,414,578       1,372,141
Manitowoc Co., Inc. (The)
  Term Loan B
  7.50%, due 11/6/14                 4,468,737       4,384,949
RBS Global, Inc.
  Term Loan B
  2.786%, due 7/19/13                4,672,131       4,469,674
Terex Corp.
  Term Loan
  (zero coupon), due 7/13/13         6,000,000       5,850,000
                                                 -------------
                                                    20,440,895
                                                 -------------

MINING, STEEL, IRON & NON-PRECIOUS METALS 1.3%
Aleris Deutschland Holding
  GmbH
  German C1
  4.25%, due 12/19/13 (d)            1,248,073         848,690
Aleris International, Inc.
  Term Loan B1
  4.25%, due 12/19/13 (d)              897,560          49,366
  DIP Term Loan
  5.20%, due 2/15/10 (f)               658,759         665,758
  Roll-Up DIP Term Loan
  12.50%, due 2/15/10                1,881,771         875,023
Novelis, Inc.

  New Canadian Term Loan
  2.25%, due 7/6/14                  1,374,609       1,232,948
  New U.S. Term Loan
  2.269%, due 7/6/14                 3,024,229       2,712,564
Walter Industries, Inc.
  Term Loan
  2.498%, due 10/3/12                3,100,438       2,999,674
                                                 -------------
                                                     9,384,023
                                                 -------------

OIL & GAS 1.4%
Dresser, Inc.
  Term Loan
  2.679%, due 5/4/14                 3,811,158       3,552,315
  2nd Lien Term Loan
  5.995%, due 5/4/15                 1,200,000       1,078,500
Energy Transfer Equity L.P.
  Term Loan B
  2.211%, due 11/1/12                5,000,000       4,817,855
Targa Resources, Inc.
  Synthetic Letter of Credit
  0.158%, due 10/31/12                 180,587         176,705
  Term Loan
  2.246%, due 10/31/12                 224,574         219,745
                                                 -------------
                                                     9,845,120
                                                 -------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS (MANUFACTURING ONLY)
  1.3%
Hillman Group, Inc.
  Term Loan B1
  3.16%, due 3/31/11                 1,348,287       1,326,377
JohnsonDiversey, Inc.
  New Term Loan B
  2.483%, due 12/16/11               3,706,862       3,679,061
Mega Bloks, Inc.
  Term Loan B
  9.75%, due 7/26/12 (e)             3,127,513       1,720,132
Visant Corp.
  Term Loan C
  2.322%, due 10/4/11                2,836,724       2,801,265
                                                 -------------
                                                     9,526,835
                                                 -------------

PERSONAL TRANSPORTATION 0.3%
United Airlines, Inc.
  Term Loan B
  2.313%, due 2/1/14                 2,767,972       2,160,007
                                                 -------------


PERSONAL, FOOD & MISCELLANEOUS SERVICES 0.6%
Aramark Corp.

  Synthetic Letter of Credit
  0.12%, due 1/27/14                   407,561         373,371




16 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
PERSONAL, FOOD & MISCELLANEOUS SERVICES (CONTINUED)
Aramark Corp. (continued)
  Term Loan
  2.156%, due 1/27/14               $4,492,781   $   4,115,886
                                                 -------------
                                                     4,489,257
                                                 -------------

PRINTING & PUBLISHING 3.8%
Cenveo Corp.
  Delayed Draw Term Loan
  4.792%, due 6/21/13                  103,920         100,716
  Term Loan C
  4.792%, due 6/21/13                2,850,737       2,762,841
Dex Media East LLC
  Replacement Term Loan
  2.25%, due 10/24/14 (d)            1,993,754       1,570,081
F&W Publications, Inc. (aka
  New Publishing Acquisition,
  Inc.)
  Tranche B Term Loan
  5.21%, due 8/5/12 (d)              4,031,684       1,491,723
Hanley Wood LLC
  New Term Loan B
  2.533%, due 3/8/14                 1,620,665         675,615
Idearc, Inc.
  Term Loan B
  6.83%, due 11/17/14 (d)            2,823,004       1,272,367
Lamar Media Corp.
  Series E
  5.50%, due 3/31/13                 4,875,000       4,847,456
MediaNews Group, Inc.
  Term Loan C
  6.743%, due 8/2/13                 1,802,563         532,883
Merrill Communications LLC
  Term Loan
  8.50%, due 12/24/12                5,129,990       4,001,392
Nielsen Finance LLC
  Dollar Term Loan
  2.244%, due 8/9/13                 3,822,545       3,549,657
Penton Media, Inc.
  Term Loan B
  2.539%, due 2/1/13 (e)             5,362,500       3,637,561
R.H. Donnelley, Inc.
  Tranche D1 Term Loan
  6.75%, due 6/30/11 (d)               704,515         611,167
  Tranche D2 Term Loan
  6.75%, due 6/30/11 (d)             2,885,745       2,503,384
                                                 -------------
                                                    27,556,843
                                                 -------------

RETAIL STORE 3.6%
Eye Care Centers of America,
  Inc.
  Term Loan B
  2.75%, due 3/1/12 (e)              2,597,016       2,512,613
Michaels Stores, Inc.
  New Term Loan B
  2.519%, due 10/31/13               4,670,648       4,171,473
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  2.292%, due 4/6/13                 1,638,260       1,401,849
Pantry, Inc. (The)
  Delayed Draw Term Loan B
  1.75%, due 5/15/14                   622,962         587,142
  Term Loan B
  1.75%, due 5/15/14                 2,163,765       2,039,348
Petco Animal Supplies, Inc.
  Term Loan B
  2.519%, due 10/25/13               4,880,099       4,677,780
QVC, Inc.
  Tranche 2-J
  3.746%, due 3/3/11                 4,920,812       4,902,359
  Tranche 3-J
  4.246%, due 6/30/11                1,022,777       1,018,942
Yankee Candle Co., Inc. (The)
  Term Loan B
  2.25%, due 2/6/14                  5,372,298       5,000,073
                                                 -------------
                                                    26,311,579
                                                 -------------

TELECOMMUNICATIONS 1.6%
Centennial Cellular Operating
  Co. LLC
  Term Loan
  2.243%, due 2/9/11                   695,707         690,199
V  Intelsat Corp.
  Term Loan B2-A
  2.753%, due 1/3/14                 1,947,164       1,835,202
  Term Loan B2-B
  2.753%, due 1/3/14                 3,946,570       3,719,642
  Term Loan B2-C
  2.753%, due 1/3/14                 1,946,570       1,834,642
MetroPCS Wireless, Inc.
  Term Loan B
  2.661%, due 11/4/13                3,974,398       3,726,619
                                                 -------------
                                                    11,806,304
                                                 -------------

TEXTILES & LEATHER 0.7%
Springs Windows Fashions LLC
  Term Loan B
  3.063%, due 12/31/12 (e)           2,555,350       2,267,873
St. Johns Knits
  International, Inc.
  Term Loan B
  9.25%, due 3/23/12 (e)             3,298,404       2,638,723
                                                 -------------
                                                     4,906,596
                                                 -------------



The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 17

                                     PRINCIPAL
                                        AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
UTILITIES 6.5%
AES Corp.
  Term Loan
  3.29%, due 8/10/11                $2,000,000   $   1,931,250
BRSP LLC
  Term Loan B
  7.50%, due 6/24/14                 1,500,000       1,402,500
Calpine Corp.
  1st Priority Term Loan
  3.165%, due 3/29/14                  821,660         754,386
Coleto Creek Power, L.P.
  Synthetic Letter of Credit
  0.183%, due 6/28/13                  187,806         172,312
  Term Loan
  3.022%, due 6/28/13                1,845,584       1,693,323
Covanta Energy Corp.
  Funded Letter of Credit
  0.187%, due 2/10/14                1,480,657       1,401,689
  Term Loan B
  1.75%, due 2/10/14                 2,932,395       2,776,002
Dynegy Holdings, Inc.
  Synthetic Letter of Credit
  4.00%, due 4/2/13                  4,249,535       4,071,292
InfrastruX Group, Inc.
  Delayed Draw Term Loan
  8.00%, due 11/5/12                 2,902,647       2,757,514
KGen LLC
  1st Lien Term Loan
  2.00%, due 2/10/14                 2,735,156       2,530,020
  Synthetic Letter of Credit
  2.063%, due 2/8/14                 1,687,500       1,560,938
Mackinaw Power Holdings LLC
  Term Loan B
  1.979%, due 6/22/15 (e)            1,931,973       1,796,735
Mirant North America LLC
  Term Loan
  1.993%, due 1/3/13                 3,898,954       3,717,929
NRG Energy, Inc.
  Term Loan B
  2.022%, due 2/1/13                 2,506,980       2,354,733
  Synthetic Letter of Credit
  2.033%, due 2/1/13                 4,073,778       3,826,382
Texas Competitive Electric
  Holdings Co. LLC
  Term Loan B2
  3.754%, due 10/10/14               1,935,190       1,495,842
  Term Loan B3
  3.754%, due 10/10/14               3,934,924       3,012,948
TPF Generation Holdings LLC

  Synthetic Revolver
  0.183%, due 12/15/11                  95,091          90,337
  Synthetic Letter of Credit
  0.183%, due 12/15/13                 303,342         288,174
  Term Loan B
  2.243%, due 12/15/13                 824,759         783,521
  2nd Lien Term Loan C
  4.501%, due 12/15/14               1,600,000       1,362,667
TPF II LC LLC
  Term Loan B
  3.033%, due 10/15/14 (e)           1,578,604       1,531,246
USPF Holdings LLC

  Term Loan
  1.996%, due 4/11/14 (e)            4,595,247       4,342,508
  Synthetic Letter of Credit
  2.033%, due 4/11/14 (e)            1,300,000       1,228,500
                                                 -------------
                                                    46,882,748
                                                 -------------
Total Floating Rate Loans
  (Cost $630,461,182)                              586,816,267
                                                 -------------


FOREIGN FLOATING RATE LOANS 3.9% (C)
--------------------------------------------------------------

BROADCASTING & ENTERTAINMENT 1.0%

V  UPC Broadband Holding B.V.
  Term Loan N
  1.996%, due 12/31/14               3,241,439       3,025,342
  Term Loan T
  3.746%, due 12/30/16               4,258,561       4,079,701
                                                 -------------
                                                     7,105,043
                                                 -------------

CHEMICALS, PLASTICS & RUBBER 0.5%
Brenntag Holding GmbH and Co.
  Term Loan B2
  2.246%, due 1/20/14                2,122,058       2,010,650
  Acquisition Term Loan
  2.286%, due 1/20/14                1,477,627       1,400,051
                                                 -------------
                                                     3,410,701
                                                 -------------

FINANCE 0.5%
Ashtead Group PLC
  Term Loan
  2.063%, due 8/31/11                4,059,000       3,891,566
                                                 -------------


PRINTING & PUBLISHING 0.4%
Yell Group PLC
  Term Loan B1
  3.283%, due 10/26/12               3,500,000       2,465,001
                                                 -------------






18 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT           VALUE
FOREIGN FLOATING RATE LOANS (CONTINUED)
RETAIL STORE 0.5%
Dollarama Group, L.P.
  Replacement Term Loan B
  2.031%, due 11/18/11              $3,801,971   $   3,716,427
                                                 -------------


TELECOMMUNICATIONS 1.0%
Intelsat Subsidiary Holding
  Co.
  Tranche B Term Loan
  2.746%, due 7/3/13                 1,815,975       1,738,147
Telesat Canada
  U.S. Delayed Draw Term Loan
  3.25%, due 10/31/14                  447,185         428,041
  U.S. Term Loan B
  3.25%, due 10/31/14                5,206,401       4,983,505
                                                 -------------
                                                     7,149,693
                                                 -------------
Total Foreign Floating Rate
  Loans
  (Cost $29,688,046)                                27,738,431
                                                 -------------


YANKEE BOND 0.5% (G)
--------------------------------------------------------------

MINING, STEEL, IRON & NON-PRECIOUS METALS 0.5%
Teck Resources, Ltd.
  10.25%, due 5/15/16                3,000,000       3,457,500
                                                 -------------
Total Yankee Bond
  (Cost $3,108,407)                                  3,457,500
                                                 -------------
Total Long-Term Bonds
  (Cost $713,626,113)                              670,638,203
                                                 -------------



                                        SHARES

COMMON STOCK 0.0%++
--------------------------------------------------------------

SPECIALTY RETAIL 0.0% ++
Nellson Nutraceutical, Inc.
  (e)(h)                                   379         265,300
                                                 -------------
Total Common Stock
  (Cost $531,732)                                      265,300
                                                 -------------



                                     PRINCIPAL
                                        AMOUNT

SHORT-TERM INVESTMENTS 11.1%
--------------------------------------------------------------

COMMERCIAL PAPER 10.4%

Basin Electric Power
  Cooperative
  0.20%, due 11/4/09  (a)(i)        $4,438,000       4,437,926
Colgate-Palmolive Co.
  0.09%, due 11/3/09 (a)(i)            590,000         589,997
Dupont EI De Nemours Co.
  0.12%, due 11/12/09 (a)(i)         8,851,000       8,850,676
FPL Group Capital, Inc.
  0.11%, due 11/9/09 (a)(i)          8,445,000       8,444,794
GlaxoSmithKline Financial PLC
  0.12%, due 11/25/09 (a)(i)         6,760,000       6,759,459
NSTAR Electric Co.
  0.11%, due 11/5/09 (i)             2,610,000       2,609,968
  0.12%, due 11/9/09 (a)(i)          4,100,000       4,099,891
Parker-Hannifin Corp.
  0.09%, due 11/2/09 (a)(i)          3,470,000       3,469,991
Pitney Bowes, Inc.
  0.11%, due 11/23/09 (a)(i)         9,048,000       9,047,392
Praxair, Inc.
  0.11%, due 11/5/09 (i)             6,184,000       6,183,924
Roche Holding, Inc.
  0.10%, due 11/6/09 (a)(i)          4,199,000       4,198,942
Southern Co. Funding Corp.
  0.13%, due 11/19/09 (a)(i)         7,400,000       7,399,519
  0.13%, due 11/17/09 (a)(i)         2,000,000       1,999,884
Wal-Mart Stores, Inc.
  0.11%, due 11/30/09 (a)(i)         3,862,000       3,861,658
  0.12%, due 11/18/09 (a)(i)         3,000,000       2,999,830
                                                 -------------
Total Commercial Paper
  (Cost $74,953,851)                                74,953,851
                                                 -------------


FEDERAL AGENCY 0.7%
Federal Home Loan Bank
  (Discount Note)
  0.03%, due 4/1/10 (b)(i)           5,000,000       4,996,850
                                                 -------------
Total Federal Agency
  (Cost $4,996,941)                                  4,996,850
                                                 -------------


REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $343,989 (Collateralized by
  a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  11/27/09, with a
  Principal Amount of
  $355,000 and a Market Value
  of $355,000)                         343,988         343,988
                                                 -------------
Total Repurchase Agreement
  (Cost $343,988)                                      343,988
                                                 -------------
Total Short-Term Investments
  (Cost $80,294,780)                                80,294,689
                                                 -------------
Total Investments
  (Cost $794,452,625) (j)                103.9%    751,198,192
Liabilities in Excess of
  Cash and Other Assets                   (3.9)    (28,005,849)
                                         -----    ------------
Net Assets                               100.0%  $ 723,192,343
                                         =====    ============

                                                 -------------





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 19

++    Less than one-tenth of a percent.
(a)   May be sold to institutional investors
      only under Rule 144A or securities
      offered pursuant to Section 4(2) of the
      Securities Act of 1933, as amended.
(b)   Floating rate.  Rate shown is the rate in
      effect at October 31, 2009.
(c)   Floating Rate Loan - generally pays
      interest at rates which are periodically
      re-determined at a margin above the
      London Inter-Bank Offered Rate ("LIBOR")
      or other short-term rates. The rate shown
      is the rate(s) in effect at October 31,
      2009. Floating Rate Loans are generally
      considered restrictive in that the Fund
      is ordinarily contractually obligated to
      receive consent from the Agent Bank
      and/or borrower prior to disposition of a
      Floating Rate Loan.
(d)   Issue in default.
(d1)  As of November 30, 2009, Charter
      Communications Operating LLC emerged from
      Chapter 11 bankruptcy under a plan of
      reorganization.
(e)   Illiquid security.  The total market
      value of these securities at October 31,
      2009 is $50,672,849, which represents
      7.0% of the Fund's net assets.
(f)   This security has additional commitments
      and contingencies. Principal amount and
      value exclude unfunded commitment.
(g)   Yankee Bond - dollar-denominated bond
      issued in the United States by a foreign
      bank or corporation.
(h)   Fair valued security. The total market
      value of this security at October 31,
      2009 is $265,300, which represents less
      than one-tenth of a percent of the Fund's
      net assets.
(i)   Interest rate presented is yield to
      maturity.
(j)   At October 31, 2009, cost is $794,442,510
      for federal income tax purposes and net
      unrealized depreciation is as follows:



Gross unrealized appreciation      $  8,875,251
Gross unrealized depreciation       (52,119,569)
                                   ------------
Net unrealized depreciation        $(43,244,318)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                 IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Long-Term Bonds
     Corporate Bonds                               $     --   $ 52,626,005        $     --    $ 52,626,005
     Floating Rate Loans                                 --    586,816,267              --     586,816,267
     Foreign Floating Rate Loans                         --     27,738,431              --      27,738,431
     Yankee Bond                                         --      3,457,500              --       3,457,500
                                                   --------   ------------        --------    ------------
 Total Long-Term Bonds                                   --    670,638,203              --     670,638,203
                                                   --------   ------------        --------    ------------
 Common Stock (a)                                        --             --         265,300         265,300
 Short-Term Investments
     Commercial Paper                                    --     74,953,851              --      74,953,851
     Federal Agencies                                    --      4,996,850              --       4,996,850
     Repurchase Agreement                                --        343,988              --         343,988
                                                   --------   ------------        --------    ------------
 Total Short-Term Investments                            --     80,294,689              --      80,294,689
                                                   --------   ------------        --------    ------------
 Total Investments in Securities                        $--   $750,932,892        $265,300    $751,198,192
                                                   --------   ------------        --------    ------------




 (a) The level 3 security valued at $265,300 is held in Specialty Retail within the Common Stock section of the Portfolio of Investments.



20 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                              BALANCE                              CHANGE IN                          NET           NET
                                 AS OF     ACCRUED  REALIZED      UNREALIZED                    TRANSFERS    TRANSFERS
 INVESTMENTS               OCTOBER 31,   DISCOUNTS     GAIN     APPRECIATION        NET    NET      IN TO       OUT OF
 IN SECURITIES                    2008  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES  SALES    LEVEL 3       LEVEL 3
 Long-Term Bonds
  Floating Rate Loans
  Utilities                 $3,012,897       $--        $--       $   --          $--      $--      $--    $ (3,012,897)
 Common Stocks
  Specialty Retail             257,720        --         --        7,580           --       --       --              --
                            ----------       ---        ---       ------          ---      ---      ---    ------------
 Total                      $3,270,617       $--        $--       $7,580          $--      $--      $--     ($3,012,897)
                            ==========       ===        ===       ======          ===      ===      ===    ============

                                             CHANGE IN
                                            UNREALIZED
                                          APPRECIATION
                                        (DEPRECIATION)
                                                  FROM
                                           INVESTMENTS
                               BALANCE           STILL
                                 AS OF         HELD AT
 INVESTMENTS               OCTOBER 31,    OCTOBER 31,
 IN SECURITIES                    2009        2009 (A)
 Long-Term Bonds
  Floating Rate Loans
  Utilities                  $     --       $   --
 Common Stocks
  Specialty Retail            265,300        7,580
                             --------       ------
 Total                       $265,300       $7,580
                             ========       ======




 (a) Included in "Net change in unrealized depreciation on investments and unfunded commitments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 21

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $794,452,625)     $751,198,192
Cash                                      394,149
Unrealized appreciation on unfunded
  commitments                              21,410
Receivables:
  Investment securities sold            5,892,188
  Fund shares sold                      4,644,577
  Interest                              2,912,975
Other assets                               38,082
                                     ------------
     Total assets                     765,101,573
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      38,060,166
  Fund shares redeemed                  2,425,045
  Manager (See Note 3)                    362,698
  NYLIFE Distributors (See Note 3)        205,769
  Shareholder communication               132,935
  Transfer agent (See Note 3)             116,150
  Professional fees                        64,957
  Custodian                                 8,792
  Directors                                 2,061
Accrued expenses                           14,665
Dividend payable                          515,992
                                     ------------
     Total liabilities                 41,909,230
                                     ------------
Net assets                           $723,192,343
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 1.2 billion shares
  authorized                         $    806,300
Additional paid-in capital            823,155,188
                                     ------------
                                      823,961,488
Accumulated distributions in excess
  of net investment income               (336,481)
Accumulated net realized loss on
  investments                         (57,199,641)
Net unrealized depreciation on
  investments                         (43,254,433)
Net unrealized appreciation on
  unfunded commitments                     21,410
                                     ------------
Net assets                           $723,192,343
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 20,190,725
                                     ============
Shares of capital stock outstanding     2,251,360
                                     ============
Net asset value per share
  outstanding                        $       8.97
Maximum sales charge (3.00% of
  offering price)                            0.28
                                     ------------
Maximum offering price per share
  outstanding                        $       9.25
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $338,350,485
                                     ============
Shares of capital stock outstanding    37,729,580
                                     ============
Net asset value per share
  outstanding                        $       8.97
Maximum sales charge (3.00% of
  offering price)                            0.28
                                     ------------
Maximum offering price per share
  outstanding                        $       9.25
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 20,289,488
                                     ============
Shares of capital stock outstanding     2,260,918
                                     ============
Net asset value and offering price
  per share outstanding              $       8.97
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $132,104,847
                                     ============
Shares of capital stock outstanding    14,726,294
                                     ============
Net asset value and offering price
  per share outstanding              $       8.97
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $212,256,798
                                     ============
Shares of capital stock outstanding    23,661,885
                                     ============
Net asset value and offering price
  per share outstanding              $       8.97
                                     ============






22 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest                           $ 27,171,203
                                     ------------
EXPENSES:
  Manager (See Note 3)                  3,394,510
  Distribution/Service--Investor
     Class (See Note 3)                    41,469
  Distribution/Service--Class A
     (See Note 3)                         689,636
  Service--Class B (See Note 3)            47,910
  Service--Class C (See Note 3)           279,639
  Distribution--Class B (See Note
     3)                                   143,729
  Distribution--Class C (See Note
     3)                                   838,918
  Transfer agent--Investor Class
     (See Note 3)                          40,305
  Transfer agent--Class A (See Note
     3)                                   176,669
  Transfer agent--Classes B and C
     (See Note 3)                         318,353
  Transfer agent--Class I (See Note
     3)                                    92,485
  Shareholder communication               217,243
  Professional fees                       170,608
  Registration                             83,392
  Directors                                26,564
  Custodian                                 7,475
  Miscellaneous                            60,886
                                     ------------
     Total expenses                     6,629,791
                                     ------------
Net investment income                  20,541,412
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments       (7,443,031)
Net change in unrealized
  depreciation on investments and
  unfunded commitments                106,153,544
                                     ------------
Net realized and unrealized gain on
  investments and unfunded
  commitments                          98,710,513
                                     ------------
Net increase in net assets
  resulting from operations          $119,251,925
                                     ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 23

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  20,541,412   $  37,562,380
 Net realized loss on
  investments                    (7,443,031)    (30,852,567)
 Net change in unrealized
  depreciation on
  investments and unfunded
  commitments                   106,153,544    (124,323,265)
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    119,251,925    (117,613,452)
                              -----------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                 (602,935)       (469,473)
    Class A                     (10,469,233)    (21,974,455)
    Class B                        (565,130)     (1,590,268)
    Class C                      (3,229,882)     (7,597,147)
    Class I                      (5,649,888)     (5,941,625)
                              -----------------------------
 Total dividends to
  shareholders                  (20,517,068)    (37,572,968)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        314,852,950     183,362,884
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      14,948,031      24,850,331
 Cost of shares redeemed
  (a)                          (193,803,240)   (537,580,309)
                              -----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               135,997,741    (329,367,094)
                              -----------------------------
    Net increase (decrease)
     in net assets              234,732,598    (484,553,514)

NET ASSETS:
Beginning of year               488,459,745     973,013,259
                              -----------------------------
End of year                   $ 723,192,343   $ 488,459,745
                              =============================
Accumulated distributions in
 excess of net investment
 income at end of year        $    (336,481)  $    (401,324)
                              =============================



(a) Cost of shares redeemed net of redemption fees of $73,001 and $134,564 for the year ended October 31, 2009 and the year ended October 31, 2008. (See
    Note 2 (I))



24 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                           INVESTOR CLASS
                                     --------------------------
                                                   FEBRUARY 28,
                                                      2008**
                                      YEAR ENDED      THROUGH
                                     OCTOBER 31,    OCTOBER 31,

                                     --------------------------
                                         2009          2008
Net asset value at beginning of
  period                               $  7.61        $  8.94
                                       -------        -------
Net investment income                     0.29           0.28
Net realized and unrealized gain
  (loss) on investments                   1.36          (1.33)
                                       -------        -------
Total from investment operations          1.65          (1.05)
                                       -------        -------
Less dividends:
  From net investment income             (0.29)         (0.28)
                                       -------        -------
Redemption fee                            0.00 ++        0.00 ++
                                       -------        -------
Net asset value at end of period       $  8.97        $  7.61
                                       =======        =======
Total investment return (b)              22.32%        (12.19%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   3.63%          4.43% ++
  Net expenses                            1.19%          1.05% ++
Portfolio turnover rate                     17%            10%
Net assets at end of period (in
  000's)                               $20,191        $14,586




                                                    CLASS B
                             -----------------------------------------------------
                                             YEAR ENDED OCTOBER 31,

                             -----------------------------------------------------
                               2009         2008       2007       2006       2005
Net asset value at
  beginning of period        $  7.61      $  9.65    $  9.93    $  9.99    $ 10.03
                             -------      -------    -------    -------    -------
Net investment income           0.23         0.39       0.55       0.51       0.33 (a)
Net realized and unrealized
  gain (loss) on
  investments                   1.36        (2.03)     (0.28)     (0.06)     (0.04)
                             -------      -------    -------    -------    -------
Total from investment
  operations                    1.59        (1.64)      0.27       0.45       0.29
                             -------      -------    -------    -------    -------
Less dividends:
  From net investment
     income                    (0.23)       (0.40)     (0.55)     (0.51)     (0.33)
                             -------      -------    -------    -------    -------
Redemption fee                  0.00 ++      0.00 ++    0.00 ++    0.00 ++    0.00 ++
                             -------      -------    -------    -------    -------
Net asset value at end of
  period                     $  8.97      $  7.61    $  9.65    $  9.93    $  9.99
                             =======      =======    =======    =======    =======
Total investment return (b)    21.41%      (17.66%)     2.88%      4.66%      2.95%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         2.95%        4.51%      5.59%      5.20%      3.36%
  Net expenses                  1.94%        1.79%      1.76%      1.75%      1.79%
Portfolio turnover rate           17%          10%        29%         8%        13%
Net assets at end of period
  (in 000's)                 $20,289      $20,703    $47,141    $53,466    $62,196



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.





26    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               CLASS A
      --------------------------------------------------------



                       YEAR ENDED OCTOBER 31,

      --------------------------------------------------------
        2009        2008        2007        2006        2005
      $   7.61    $   9.65    $   9.93    $   9.99    $  10.03
      --------    --------    --------    --------    --------
          0.31        0.46        0.62        0.59        0.40 (a)
          1.36       (2.03)      (0.28)      (0.06)      (0.03)
      --------    --------    --------    --------    --------
          1.67       (1.57)       0.34        0.53        0.37
      --------    --------    --------    --------    --------

         (0.31)      (0.47)      (0.62)      (0.59)      (0.41)
      --------    --------    --------    --------    --------
          0.00 ++     0.00 ++     0.00 ++     0.00 ++     0.00 ++
      --------    --------    --------    --------    --------
      $   8.97    $   7.61    $   9.65    $   9.93    $   9.99
      ========    ========    ========    ========    ========
         22.53%     (16.91%)      3.65%       5.34%       3.72%

          3.80%       5.36%       6.34%       5.95%       4.11%
          1.01%       1.00%       1.01%       1.00%       1.04%
            17%         10%         29%          8%         13%
      $338,350    $245,193    $631,749    $692,411    $505,726




                               CLASS C
      --------------------------------------------------------
                       YEAR ENDED OCTOBER 31,

      --------------------------------------------------------
        2009        2008        2007        2006        2005
      $   7.61    $   9.65    $   9.93    $   9.99    $  10.03
      --------    --------    --------    --------    --------
          0.24        0.39        0.55        0.51        0.33 (a)
          1.35       (2.03)      (0.28)      (0.06)      (0.04)
      --------    --------    --------    --------    --------
          1.59       (1.64)       0.27        0.45        0.29
      --------    --------    --------    --------    --------

         (0.23)      (0.40)      (0.55)      (0.51)      (0.33)
      --------    --------    --------    --------    --------
          0.00 ++     0.00 ++     0.00 ++     0.00 ++     0.00 ++
      --------    --------    --------    --------    --------
      $   8.97    $   7.61    $   9.65    $   9.93    $   9.99
      ========    ========    ========    ========    ========
         21.41%     (17.66%)      2.88%       4.66%       2.94%

          2.89%       4.52%       5.59%       5.20%       3.36%
          1.94%       1.79%       1.76%       1.75%       1.79%
            17%         10%         29%          8%         13%
      $132,105    $104,048    $232,130    $242,469    $168,021




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  CLASS I
                             ------------------------------------------------
                                          YEAR ENDED OCTOBER 31,

                             ------------------------------------------------
                               2009       2008       2007      2006     2005
Net asset value at
  beginning of year          $   7.61   $   9.65   $  9.93   $  9.99   $10.03
                             --------   --------   -------   -------   ------
Net investment income            0.33       0.50      0.66      0.61     0.43 (a)
Net realized and
  unrealized gain (loss)
  on investments                 1.36      (2.04)    (0.28)    (0.06)   (0.04)
                             --------   --------   -------   -------   ------
Total from investment
  operations                     1.69      (1.54)     0.38      0.55     0.39
                             --------   --------   -------   -------   ------
Less dividends:
  From net investment
     income                     (0.33)     (0.50)    (0.66)    (0.61)   (0.43)
                             --------   --------   -------   -------   ------
Redemption fee                   0.00 ++    0.00 ++   0.00 ++   0.00 ++  0.00 ++
                             --------   --------   -------   -------   ------
Net asset value at end of
  year                       $   8.97   $   7.61   $  9.65   $  9.93   $ 9.99
                             ========   ========   =======   =======   ======
Total investment return
  (b)                           22.84%    (16.67%)    3.89%     5.71%    3.98%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          3.97%      5.33%     6.68%     6.20%    4.36%
  Net expenses                   0.77%      0.71%     0.67%     0.75%    0.79%
Portfolio turnover rate            17%        10%       29%        8%      13%
Net assets at end of year
  (in 000's)                 $212,257   $103,930   $61,992   $47,743   $9,284



++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.





28    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Floating Rate Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within four years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Investor Class or Class A shares four years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide high current income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund held securities with a value of $265,300 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such

                                                   mainstayinvestments.com    29
events. At October 31, 2009, foreign securities held by the Fund were not fair valued.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Directors, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board of Directors in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-


30    MainStay Floating Rate Fund
dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)

(I) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.


                                                   mainstayinvestments.com    31

(J) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's net asset value could go down and you could lose money.

(K) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $1 billion and 0.575% on assets in excess of $1 billion.

From April 1, 2008 (February 28, 2008 for Investor Class shares) through July 31, 2009, New York Life Investments had a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses of the appropriate class of shares (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) did not exceed the following percentages of average daily net assets: Investor Class, 1.25%; Class A, 1.01%; Class B, 2.00%; Class C, 2.00%; and Class I, 0.90%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $3,394,510.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.



32    MainStay Floating Rate Fund

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $4,625 and $36,402, respectively for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $27, $37,450, $26,751 and $48,286, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $627,812.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $13,219,312    3.9%
--------------------------------------------------
Class C                               1,113    0.0++
--------------------------------------------------
Class I                               1,175    0.0++
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $39,351.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                ACCUMULATED          OTHER         UNREALIZED          TOTAL
 ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
 $465,965       $(57,209,756)      $(802,446)     $(43,222,908)    $(100,769,145)
--------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to partnership basis adjustments and write-off of income from defaulted securities.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2009 are not affected.


   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED
 NET INVESTMENT    GAIN (LOSS) ON       ADDITIONAL
  INCOME (LOSS)      INVESTMENTS     PAID-IN CAPITAL
    $40,499           $(40,499)            $--
----------------------------------------------------



The reclassifications for the Fund are primarily due to prior year adjustments.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $57,209,756 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2012              $   229
       2013                3,166
       2014                1,437
       2015               14,042
       2016               30,852
       2017                7,484
------------------------------------

      Total              $57,210
------------------------------------


The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                     2009          2008
Distributions paid from:
  Ordinary Income             $20,517,068   $37,572,968
-------------------------------------------------------





                                                   mainstayinvestments.com    33

NOTE 5--COMMITMENTS AND CONTINGENCIES:

At October 31, 2009, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                              UNFUNDED     UNREALIZED
 BORROWER                   COMMITMENT   APPRECIATION
Aleris International, Inc.
  DIP Term Loan
  due 2/15/10                 $988,138        $21,410
-----------------------------------------------------
Total                         $988,138        $21,410
-----------------------------------------------------



Each of these commitments is available until the maturity date of the security.

NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of U.S. Government securities were $9,002 and $-, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $316,855 and $84,918 respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      621,695   $   5,051,927
Shares issued to
  shareholders in
  reinvestment of dividends       71,701         572,545
Shares redeemed                 (540,765)     (4,257,327)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     152,631       1,367,145
Shares converted into
  Investor Class (See Note
  1)                             371,044       2,903,552
Shares converted from
  Investor Class (See Note
  1)                            (189,252)     (1,603,624)
                             ---------------------------
Net increase                     334,423   $   2,667,073
                             ===========================
Period ended October 31, 2008 (a):
Shares sold                      371,653   $   2,957,223
Shares issued to
  shareholders in
  reinvestment of dividends       49,562         368,959
Shares redeemed                 (489,196)     (4,340,369)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                     (67,981)     (1,014,187)
Shares converted into
  Investor Class (See Note
  1)                           2,241,521      20,514,653
Shares converted from
  Investor Class (See Note
  1)                            (256,603)     (2,308,552)
                             ---------------------------
Net increase                   1,916,937   $  17,191,914
                             ===========================

(a) Investor Class shares were first offered on February
    28, 2008.



 CLASS A                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                   21,167,269   $ 169,838,447
Shares issued to
  shareholders in
  reinvestment of dividends      833,402       6,629,136
Shares redeemed              (16,855,822)   (134,432,276)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                   5,144,849      42,035,307
Shares converted into Class
  A (See Note 1)                 503,694       4,134,469
Shares converted from Class
  A (See Note 1)                (151,827)     (1,175,334)
                             ---------------------------
Net increase                   5,496,716   $  44,994,442
                             ===========================
Year ended October 31, 2008:
Shares sold                    9,297,204   $  86,248,262
Shares issued to
  shareholders in
  reinvestment of dividends      566,206      13,388,662
Shares redeemed              (42,735,119)   (388,665,235)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                 (32,871,709)   (289,028,311)
Shares converted into Class
  A (See Note 1)                 741,233       6,743,950
Shares converted from Class
  A (See Note 1)              (2,132,743)    (19,028,731)
                             ---------------------------
Net decrease                 (34,263,219)  $(301,313,092)
                             ===========================



34    MainStay Floating Rate Fund

 CLASS B                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                      674,434   $   5,487,250
Shares issued to
  shareholders in
  reinvestment of dividends       58,377         460,250
Shares redeemed                 (658,005)     (5,145,435)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                      74,806         802,065
Shares converted from Class
  B (See Note 1)                (533,376)     (4,259,063)
                             ---------------------------
Net decrease                    (458,570)  $  (3,456,998)
                             ===========================
Year ended October 31, 2008:
Shares sold                      310,626   $   2,919,514
Shares issued to
  shareholders in
  reinvestment of dividends      139,728       1,197,107
Shares redeemed               (1,968,111)    (17,756,643)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,517,757)    (13,640,022)
Shares converted from Class
  B (See Note 1)                (647,125)     (5,921,320)
                             ---------------------------
Net decrease                  (2,164,882)  $ (19,561,342)
                             ===========================

 CLASS C                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                    5,869,742   $  47,315,775
Shares issued to
  shareholders in
  reinvestment of dividends      253,730       2,012,712
Shares redeemed               (5,067,606)    (40,167,184)
                             ---------------------------
Net increase                   1,055,866   $   9,161,303
                             ===========================
Year ended October 31, 2008:
Shares sold                    1,771,527   $  16,655,564
Shares issued to
  shareholders in
  reinvestment of dividends      529,598       4,517,326
Shares redeemed              (12,686,879)   (114,776,211)
                             ---------------------------
Net decrease                 (10,385,754)  $ (93,603,321)
                             ===========================

 CLASS I                          SHARES          AMOUNT
Year ended October 31, 2009:
Shares sold                   10,629,149   $  87,159,551
Shares issued to
  shareholders in
  reinvestment of dividends      652,317       5,273,388
Shares redeemed               (1,275,274)     (9,801,018)
                             ---------------------------
Net increase                  10,006,192   $  82,631,921
                             ===========================
Year ended October 31, 2008:
Shares sold                    7,924,775   $  74,582,321
Shares issued to
  shareholders in
  reinvestment of dividends      654,944       5,378,277
Shares redeemed               (1,350,054)    (12,041,851)
                             ---------------------------
Net increase                   7,229,665   $  67,918,747
                             ===========================




NOTE 10--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the Company.

On October 1, 2009, the Board of Directors of the Company, approved the reorganization of the Fund into a corresponding "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for
(1) the acquisition of all of the assets of the Fund by a corresponding series ("New Fund") of the MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the corresponding New Fund and (2) the subsequent liquidation of the Fund ("Reorganization"). After considering all relevant facts, the Board of Directors determined that the Reorganization is in the best interests of the Fund's shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

The closing of the Reorganization is expected to occur on or about February 26, 2010. The Reorganization is not subject to shareholder approval under applicable law. Upon closing, shareholders of the Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other

                                                   mainstayinvestments.com    35
things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders' ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Fund's investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



36    MainStay Floating Rate Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Floating Rate Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Floating Rate Fund of Eclipse Funds Inc. as of October 31, 2009, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009


                                                   mainstayinvestments.com    37

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreement. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Floating Rate Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments").

In reaching its decision to approve the Agreement set forth above (the "Agreement"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year with respect to New York Life Investments and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreement also were based, in part, on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE
INVESTMENTS

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments' method for compensating portfolio managers. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.



38    MainStay Floating Rate Fund

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates due to their relationships with the Fund, the Board considered, among other things, New York Life Investments' investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. The Board considered information illustrating the revenues and expenses of New York Life Investments allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be

                                                   mainstayinvestments.com    39
realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profits to be realized by New York Life Investments and its affiliates due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund's expected total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the


40    MainStay Floating Rate Fund
effect of small accounts on the expense ratios of Fund share classes, including:
(i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500; (iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to eliminate the expense limitation arrangements on the Fund's share classes. In reviewing New York Life Investments' proposal, the Board noted that, if the Board were to approve the proposal, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of the Fund's expenses as compared to peer funds under the proposal.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to eliminate the expense limitations on the Fund's share classes. The Board acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreement.


                                                   mainstayinvestments.com    41

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 100.0% to arrive at the amount eligible for qualified interest income.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).



42    MainStay Floating Rate Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    43

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






44    MainStay Floating Rate Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    45

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






46    MainStay Floating Rate Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    47

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO17196         (RECYCLE LOGO)            MS283-09           MSFR11-12/09
                                                                          A4

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GROWTH EQUITY FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GROWTH EQUITY FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            27
---------------------------------------------

BOARD CONSDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND NEW SUBADVISORY
AGREEMENT                                  28
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             32
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        32
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       32
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 33










                        NOTICE TO FORMER SHAREHOLDERS OF
                       MAINSTAY CAPITAL APPRECIATION FUND

ON NOVEMBER 24, 2009, MAINSTAY CAPITAL APPRECIATION FUND REORGANIZED WITH AND INTO MAINSTAY GROWTH EQUITY FUND. AN ANNUAL REPORT FOR MAINSTAY CAPITAL APPRECIATION FUND FOR THE FISCAL YEAR ENDED OCTOBER 31, 2009, WILL BE AVAILABLE TO FORMER SHAREHOLDERS BY DECEMBER 31, 2009, WITHOUT CHARGE, ON THE MAINSTAY FUNDS WEBSITE, MAINSTAYINVESTMENTS.COM, OR UPON REQUEST BY CALLING 800-MAINSTAY (624-6782).

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (11/4/05)
---------------------------------------------
With sales charges          6.76%     -2.84%
Excluding sales charges    12.97      -1.45




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY GROWTH    RUSSELL 1000
                                   EQUITY FUND      GROWTH INDEX
                                 ---------------    ------------
11/4/05                                9450             10000
                                      10414             10926
                                      12550             13026
                                       7890              8212
10/31/09                               8913              9650





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (11/4/05)
---------------------------------------------
With sales charges          6.80%     -2.80%
Excluding sales charges    13.01      -1.42




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY GROWTH    RUSSELL 1000
                                   EQUITY FUND      GROWTH INDEX
                                 ---------------    ------------
11/4/05                               23625             25000
                                      26035             27314
                                      31375             32565
                                      19748             20531
10/31/09                              22318             24125





CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (11/4/05)
---------------------------------------------
With sales charges          7.02%     -2.69%
Excluding sales charges    12.02      -2.20




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY GROWTH    RUSSELL 1000
                                   EQUITY FUND       GROWTH INDEX
                                 ---------------    -------------
11/4/05                               10000             10000
10/31/06                              10930             10926
10/31/07                              13080             13026
10/31/08                               8168              8212
10/31/09                               8969              9650




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. Certain fee waivers and/or expense limitations were contractual but terminated on July 31, 2009.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (11/4/05)
---------------------------------------------
With sales charges         11.16%     -2.20%
Excluding sales charges    12.16      -2.20




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                         MAINSTAY GROWTH    RUSSELL 1000
                                           EQUITY FUND      GROWTH INDEX
                                         ---------------    ------------
11/4/05                                       10000             10000
10/31/06                                      10940             10926
10/31/07                                      13080             13026
10/31/08                                       8158              8212
10/31/09                                       9150              9650





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL     ONE     INCEPTION
TOTAL RETURNS      YEAR    (11/4/05)
------------------------------------
                  13.29%     -1.13%




(PERFORMANCE GRAPH)

                                 MAINSTAY GROWTH    RUSSELL 1000
                                   EQUITY FUND      GROWTH INDEX
                                 ---------------    ------------
11/4/05                               10000             10000
                                      11040             10926
                                      13351             13026
                                       8437              8212
10/31/09                               9558              9650






 BENCHMARK PERFORMANCE                      ONE       SINCE
                                            YEAR    INCEPTION
-------------------------------------------------------------
Russell 1000(R) Growth Index(3)            17.51%     -0.89%
Average Lipper large-cap growth fund(4)    14.74      -2.69



2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Growth Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH EQUITY FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,163.50        $ 8.23         $1,017.60         $ 7.68
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,163.50        $ 7.42         $1,018.30         $ 6.92
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,159.00        $12.14         $1,014.00         $11.32
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,159.00        $12.35         $1,013.80         $11.52
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,165.40        $ 6.00         $1,019.70         $ 5.60
--------------------------------------------------------------------------------------------------------



1. Expenses are equal to the Fund's annualized expense ratio of each class (1.51% for Investor Class, 1.36% for Class A, 2.23% for Class B, 2.27% for Class C and 1.10% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

  INDUSTRY COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Communications Equipment               8.6%
Software                               7.3
Computers & Peripherals                6.9
Machinery                              6.7
Beverages                              5.3
Internet Software & Services           5.1
Pharmaceuticals                        4.9
Biotechnology                          4.6
Hotels, Restaurants & Leisure          4.5
Oil, Gas & Consumable Fuels            4.4
Semiconductors & Semiconductor
  Equipment                            4.3
Capital Markets                        3.9
Internet & Catalog Retail              3.0
Health Care Equipment & Supplies       2.7
Multiline Retail                       2.6
Food & Staples Retailing               2.1
IT Services                            2.0
Energy Equipment & Services            1.9
Specialty Retail                       1.8
Health Care Providers & Services       1.7
Road & Rail                            1.7
Household Products                     1.5
Textiles, Apparel & Luxury Goods       1.3
Tobacco                                1.3
Aerospace & Defense                    1.2
Consumer Finance                       0.9
Diversified Financial Services         0.9
Trading Companies & Distributors       0.9
Wireless Telecommunication Services    0.9
Insurance                              0.7
Metals & Mining                        0.5
Short-Term Investment                  3.6
Other Assets, Less Liabilities         0.3
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Microsoft Corp.
    2.  Google, Inc. Class A
    3.  Apple, Inc.
    4.  Cisco Systems, Inc.
    5.  QUALCOMM, Inc.
    6.  Hewlett-Packard Co.
    7.  PepsiCo, Inc.
    8.  McDonald's Corp.
    9.  Mylan, Inc.
   10.  Amgen, Inc.






8    MainStay Growth Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGER HARISH KUMAR, PHD, CFA, OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GROWTH EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Growth Equity Fund returned 12.97% for Investor Class shares, 13.01% for Class A shares, 12.02% for Class B shares and 12.16% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 13.29%. All share classes underperformed the 14.74% return of the average Lipper(1) large-cap growth fund and the 17.51% return of the Russell 1000(R) Growth Index(2) for the same 12-month period. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT MAJOR FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's underperformance relative to the Russell 1000(R) Growth Index resulted primarily from stock selection in the materials and health care sectors.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH INDUSTRIES DETRACTED?

On an absolute basis, the three-strongest contributing industries to the Fund's performance were computers & peripherals, IT services, and Internet software & services. Detracting industries on an absolute basis included biotechnology, metals & mining, and household products.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG PERFORMERS AND WHICH STOCKS DETRACTED?

In absolute terms, the strongest contributors to the Fund's performance were information technology companies Apple and Google and global online travel company Priceline.com. On the basis of absolute performance, major detractors included financial services company State Street, agricultural chemicals manufacturer Monsanto and pharmaceuticals company Abbott Laboratories.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, the Fund initiated new positions in Chinese Internet search engine operator Baidu and Brazilian oil and natural gas exploration and production company Petroleo Brasileiro. Significant sales by the Fund included insurance holding company W.R. Berkley, which was affected by the financial crisis, and biotechnology company Genzyme, which faced manufacturing problems.

HOW DID THE FUND'S INDUSTRY WEIGHTINGS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

During the reporting period, the Fund modestly increased its weightings relative to the Russell 1000(R) Growth Index in the Internet software & services and hotels, restaurants & leisure industries. Over the same period, the Fund decreased its weightings in energy equipment & services and life sciences tools & services.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term gains. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.

                                                    mainstayinvestments.com    9

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2009?

The Fund's industry-group positioning is a result of our bottom-up stock selection process rather than a top-down macroeconomic viewpoint. As of October 31, 2009, the Fund was overweight relative to the Russell 1000(R) Growth Index in diversified financials and retailing. Both of these positions helped the Fund's performance on a relative basis. On the same date, the Fund held underweight positions relative to the Russell 1000(R) Growth Index in materials and household & personal products. Both of these positions detracted from the Fund's performance on a relative basis.


----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



10    MainStay Growth Equity Fund

PORTFOLIO OF INVESTMENTS  OCTOBER 31, 2009



                                          SHARES           VALUE
COMMON STOCKS 96.1%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 1.2%
Precision Castparts Corp.                  4,636   $     442,877
                                                   -------------


BEVERAGES 5.3%
Diageo PLC, Sponsored ADR (a)              4,868         316,517
Dr. Pepper Snapple Group, Inc.
  (b)                                     11,174         304,603
Hansen Natural Corp. (b)                  10,105         365,296
V  PepsiCo, Inc.                          15,763         954,450
                                                   -------------
                                                       1,940,866
                                                   -------------

BIOTECHNOLOGY 4.6%
V  Amgen, Inc. (b)                        16,188         869,781
Gilead Sciences, Inc. (b)                 14,023         596,679
Vertex Pharmaceuticals, Inc.
  (b)                                      5,863         196,762
                                                   -------------
                                                       1,663,222
                                                   -------------

CAPITAL MARKETS 3.9%
BlackRock, Inc.                            2,906         629,120
Goldman Sachs Group, Inc.
  (The)                                    2,973         505,916
Greenhill & Co., Inc.                      3,427         295,510
                                                   -------------
                                                       1,430,546
                                                   -------------

COMMUNICATIONS EQUIPMENT 8.6%
Brocade Communications
  Systems, Inc. (b)                       64,267         551,411
V  Cisco Systems, Inc. (b)                48,452       1,107,128
Juniper Networks, Inc. (b)                17,962         458,211
V  QUALCOMM, Inc.                         24,337       1,007,795
                                                   -------------
                                                       3,124,545
                                                   -------------

COMPUTERS & PERIPHERALS 6.9%
V  Apple, Inc. (b)                         6,501       1,225,438
EMC Corp. (b)                             17,256         284,206
V  Hewlett-Packard Co.                    21,132       1,002,925
                                                   -------------
                                                       2,512,569
                                                   -------------

CONSUMER FINANCE 0.9%
American Express Co.                       9,833         342,582
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.9%
JPMorgan Chase & Co.                       7,831         327,101
                                                   -------------


ENERGY EQUIPMENT & SERVICES 1.9%
FMC Technologies, Inc. (b)                 8,537         449,046
Transocean, Ltd. (b)                       3,071         257,688
                                                   -------------
                                                         706,734
                                                   -------------

FOOD & STAPLES RETAILING 2.1%
CVS Caremark Corp.                        21,439         756,797
                                                   -------------


HEALTH CARE EQUIPMENT & SUPPLIES 2.7%
Baxter International, Inc.                11,916         644,179
Hospira, Inc. (b)                          7,549         336,987
                                                   -------------
                                                         981,166
                                                   -------------

HEALTH CARE PROVIDERS & SERVICES 1.7%
Medco Health Solutions, Inc.
  (b)                                     10,810         606,657
                                                   -------------


HOTELS, RESTAURANTS & LEISURE 4.5%
Carnival Corp.                            16,542         481,703
Las Vegas Sands Corp. (b)                 16,316         246,208
V  McDonald's Corp.                       15,621         915,547
                                                   -------------
                                                       1,643,458
                                                   -------------

HOUSEHOLD PRODUCTS 1.5%
Colgate-Palmolive Co.                      6,805         535,077
                                                   -------------


INSURANCE 0.7%
Hartford Financial Services
  Group, Inc. (The)                       10,832         265,601
                                                   -------------


INTERNET & CATALOG RETAIL 3.0%
Amazon.com, Inc. (b)                       5,785         687,316
Priceline.com, Inc. (b)                    2,664         420,352
                                                   -------------
                                                       1,107,668
                                                   -------------

INTERNET SOFTWARE & SERVICES 5.1%
Baidu, Inc., ADR (a)(b)                      645         243,758
Equinix, Inc. (b)                          2,501         213,385
V  Google, Inc. Class A (b)                2,589       1,388,015
                                                   -------------
                                                       1,845,158
                                                   -------------

IT SERVICES 2.0%
Cognizant Technology Solutions
  Corp. Class A (b)                       18,967         733,075
                                                   -------------


MACHINERY 6.7%
Danaher Corp.                              8,596         586,505
Flowserve Corp.                            4,903         481,524
Illinois Tool Works, Inc.                 10,869         499,105
Ingersoll-Rand PLC                        14,536         459,192
Joy Global, Inc.                           8,398         423,343
                                                   -------------
                                                       2,449,669
                                                   -------------

METALS & MINING 0.5%
Freeport-McMoRan Copper &
  Gold, Inc. (b)                           2,700         198,072
                                                   -------------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL 2.6%
Kohl's Corp. (b)                           9,804   $     560,985
Target Corp.                               8,393         406,473
                                                   -------------
                                                         967,458
                                                   -------------

OIL, GAS & CONSUMABLE FUELS 4.4%
Apache Corp.                               3,740         352,009
PetroHawk Energy Corp. (b)                10,830         254,721
Petroleo Brasileiro S.A., ADR
  (a)                                     10,426         481,890
Suncor Energy, Inc.                       16,167         533,834
                                                   -------------
                                                       1,622,454
                                                   -------------

PHARMACEUTICALS 4.9%
Abbott Laboratories                       17,191         869,349
V  Mylan, Inc. (b)                        56,091         910,918
                                                   -------------
                                                       1,780,267
                                                   -------------

ROAD & RAIL 1.7%
Union Pacific Corp.                       11,261         620,932
                                                   -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.3%
Broadcom Corp. Class A (b)                14,093         375,015
Intel Corp.                               18,878         360,758
Lam Research Corp. (b)                     8,852         298,489
Texas Instruments, Inc.                   22,226         521,200
                                                   -------------
                                                       1,555,462
                                                   -------------

SOFTWARE 7.3%
V  Microsoft Corp.                        66,146       1,834,229
Oracle Corp.                              38,864         820,030
                                                   -------------
                                                       2,654,259
                                                   -------------

SPECIALTY RETAIL 1.8%
Best Buy Co., Inc.                         8,435         322,048
Urban Outfitters, Inc. (b)                10,502         329,553
                                                   -------------
                                                         651,601
                                                   -------------

TEXTILES, APPAREL & LUXURY GOODS 1.3%
Coach, Inc.                               13,953         460,030
                                                   -------------


TOBACCO 1.3%
Lorillard, Inc.                            6,188         480,931
                                                   -------------


TRADING COMPANIES & DISTRIBUTORS 0.9%
Fastenal Co.                               9,706         334,857
                                                   -------------


WIRELESS TELECOMMUNICATION SERVICES 0.9%
American Tower Corp. Class A
  (b)                                      9,219         339,444
                                                   -------------
Total Common Stocks
  (Cost $31,443,387)                                  35,081,135
                                                   -------------

                                       PRINCIPAL
                                          AMOUNT
SHORT-TERM INVESTMENT 3.6%
----------------------------------------------------------------

REPURCHASE AGREEMENT 3.6%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/02/09
  Proceeds at Maturity
  $1,327,452
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.066% and a
  maturity date of 2/18/10,
  with a Principal Amount of
  $1,355,000 and a Market
  Value of $1,354,729)                $1,327,451       1,327,451
                                                   -------------
Total Short-Term Investment
  (Cost $1,327,451)                                    1,327,451
                                                   -------------
Total Investments
  (Cost $32,770,838) (c)                    99.7%     36,408,586
Other Assets,
  Less Liabilities                           0.3         118,049
                                           -----    ------------
                                                   -------------
Net Assets                                 100.0%  $  36,526,635
                                           =====    ============






(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  At October 31, 2009, cost is $36,493,395
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation        $ 432,654
Gross unrealized depreciation         (517,463)
                                     ---------
Net unrealized depreciation          $ (84,809)
                                     =========







12    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS



                                            QUOTED PRICES
                                              IN ACTIVE     SIGNIFICANT
                                             MARKETS FOR       OTHER       SIGNIFICANT
                                              IDENTICAL      OBSERVABLE   UNOBSERVABLE
                                                ASSETS         INPUTS        INPUTS
 DESCRIPTION                                  (LEVEL 1)      (LEVEL 2)      (LEVEL 3)       TOTAL
Investments in Securities
Common Stocks                                $35,081,135     $       --     $     --     $35,081,135
Short-Term Investment
  Repurchase Agreement                                --      1,327,451           --       1,327,451
                                             -----------     ----------     --------     -----------
Total Investments in Securities              $35,081,135     $1,327,451          $--     $36,408,586
                                             ===========     ==========     ========     ===========




At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $32,770,838)      $ 36,408,586
Receivables:
  Investment securities sold            1,027,498
  Dividends                                24,261
  Fund shares sold                          8,202
Other assets                               28,918
                                     ------------
     Total assets                      37,497,465
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         917,356
  Manager (See Note 3)                     24,194
  Professional fees                        20,562
  Custodian                                 3,259
  Transfer agent (See Note 3)               1,884
  Directors                                   311
  NYLIFE Distributors (See Note 3)            173
Accrued expenses                            3,091
                                     ------------
     Total liabilities                    970,830
                                     ------------
Net assets                           $ 36,526,635
                                     ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 1.2 billion shares
  authorized                         $     39,016
Additional paid-in capital             65,746,478
                                     ------------
                                       65,785,494
Accumulated undistributed net
  investment income                       286,771
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (33,183,378)
Net unrealized appreciation on
  investments                           3,637,748
                                     ------------
Net assets                           $ 36,526,635
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     37,213
                                     ============
Shares of capital stock outstanding         3,993
                                     ============
Net asset value per share
  outstanding                        $       9.32
Maximum sales charge (5.50% of
  offering price)                            0.54
                                     ------------
Maximum offering price per share
  outstanding                        $       9.86
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $     92,298
                                     ============
Shares of capital stock outstanding         9,903
                                     ============
Net asset value per share
  outstanding                        $       9.32
Maximum sales charge (5.50% of
  offering price)                            0.54
                                     ------------
Maximum offering price per share
  outstanding                        $       9.86
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $    121,950
                                     ============
Shares of capital stock outstanding        13,489
                                     ============
Net asset value and offering price
  per share outstanding              $       9.04
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $     45,174
                                     ============
Shares of capital stock outstanding         5,000
                                     ============
Net asset value and offering price
  per share outstanding              $       9.03
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 36,230,000
                                     ============
Shares of capital stock outstanding     3,869,244
                                     ============
Net asset value and offering price
  per share outstanding              $       9.36
                                     ============






14    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $    951,164
                                     ------------
EXPENSES:
  Manager (See Note 3)                    375,438
  Registration                             53,328
  Shareholder communication                50,916
  Professional fees                        46,215
  Transfer agent--Investor Class
     (See Note 3)                              30
  Transfer agent--Class A (See Note
     3)                                        12
  Transfer agent--Class B and C
     (See Note 3)                             147
  Transfer agent--Class I (See Note
     3)                                    11,269
  Custodian                                 9,311
  Directors                                 2,413
  Distribution--Class B (See Note
     3)                                       564
  Distribution--Class C (See Note
     3)                                       297
  Distribution/Service--Investor
     Class (See Note 3)                        62
  Distribution/Service--Class A
     (See Note 3)                             128
  Service--Class B (See Note 3)               188
  Service--Class C (See Note 3)                99
  Miscellaneous                            12,841
                                     ------------
     Total expenses before waiver         563,258
  Expense waiver from Manager (See
     Note 3)                               (9,263)
                                     ------------
       Net expenses                       553,995
                                     ------------
Net investment income                     397,169
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions               (12,318,235)
  Foreign currency transactions              (100)
                                     ------------
Net realized loss on investments
  and foreign currency transactions   (12,318,335)
                                     ------------
Net change in unrealized
  depreciation on investments          15,484,579
                                     ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                          3,166,244
                                     ------------
Net increase in net assets
  resulting from operations          $  3,563,413
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $1,816.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $    397,169   $     283,481
 Net realized loss on
  investments and foreign
  currency transactions         (12,318,335)    (20,714,275)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 15,484,579     (26,432,868)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      3,563,413     (46,863,662)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                             (70)             --
    Class I                        (326,941)       (329,022)
                               ----------------------------
                                   (327,011)       (329,022)
                               ----------------------------
 From net realized gain on investments:
    Class A                              --            (391)
    Class B                              --            (329)
    Class C                              --            (329)
    Class I                              --        (925,351)
                               ----------------------------
                                         --        (926,400)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                     (327,011)     (1,255,422)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          4,679,040      61,793,106
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 299,520       1,185,213
 Cost of shares redeemed        (47,293,441)   (112,924,851)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (42,314,881)    (49,946,532)
                               ----------------------------
    Net decrease in net
     assets                     (39,078,479)    (98,065,616)

NET ASSETS:
Beginning of year                75,605,114     173,670,730
                               ----------------------------
End of year                    $ 36,526,635   $  75,605,114
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $    286,771   $     218,915
                               ============================






16    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS                            CLASS A
                            ---------------------------    ------------------------------------------
                                           FEBRUARY 28,                                   NOVEMBER 4,
                                              2008**                                         2005**
                             YEAR ENDED       THROUGH                                       THROUGH
                            OCTOBER 31,     OCTOBER 31,       YEAR ENDED OCTOBER 31,      OCTOBER 31,

                            -------------------------------------------------------------------------
                                2009           2008         2009       2008      2007         2006
Net asset value at
  beginning of period          $ 8.26         $ 11.79      $ 8.26    $ 13.19    $11.01       $10.00
                               ------         -------      ------    -------    ------       ------
Net investment income
  (loss)                         0.02 (a)       (0.02)       0.02 (a)  (0.02)     0.01        (0.01)
Net realized and
  unrealized gain (loss)
  on investments                 1.04           (3.51)       1.05      (4.84)     2.25         1.02
                               ------         -------      ------    -------    ------       ------
Total from investment
  operations                     1.06           (3.53)       1.07      (4.86)     2.26         1.01
                               ------         -------      ------    -------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                        --              --       (0.01)        --        --           --
  From net realized gain
     on investments                --              --          --      (0.07)    (0.08)          --
                               ------         -------      ------    -------    ------       ------
Total dividends and
  distributions                    --              --       (0.01)     (0.07)    (0.08)          --
                               ------         -------      ------    -------    ------       ------
Net asset value at end of
  period                       $ 9.32         $  8.26      $ 9.32    $  8.26    $13.19       $11.01
                               ======         =======      ======    =======    ======       ======
Total investment return
  (b)                           12.83% (c)     (29.94%)(d)  13.01%    (37.06%)   20.51%       10.20% (d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      0.21%          (0.35%)++    0.26%     (0.16%)    0.08%       (0.12%)++
  Net expenses                   1.41%           1.31% ++    1.31%      1.17%     1.25%        1.25% ++
  Expenses (before waiver)       1.41%           1.61% ++    1.32%      1.18%     1.37%        1.71% ++
Portfolio turnover rate           156%            291%        156%       291%      279%         138%
Net assets at end of
  period (in 000's)            $   37         $    24      $   92    $    49    $   66       $   55




                                              CLASS C
                            ------------------------------------------
                                                           NOVEMBER 4,
                                                              2005**
                                                             THROUGH
                               YEAR ENDED OCTOBER 31,      OCTOBER 31,

                            ------------------------------------------
                             2009       2008      2007         2006
Net asset value at
  beginning of period       $ 8.06    $ 12.99    $10.93       $10.00
                            ------    -------    ------       ------
Net investment income
  (loss)                     (0.04) (a) (0.12)    (0.08)       (0.09)
Net realized and
  unrealized gain (loss)
  on investments              1.01      (4.74)     2.22         1.02
                            ------    -------    ------       ------
Total from investment
  operations                  0.97      (4.86)     2.14         0.93
                            ------    -------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                     --         --        --           --
  From net realized gain
     on investments             --      (0.07)    (0.08)          --
                            ------    -------    ------       ------
Total dividends and
  distributions                 --      (0.07)    (0.08)          --
                            ------    -------    ------       ------
Net asset value at end of
  period                    $ 9.03    $  8.06    $12.99       $10.93
                            ======    =======    ======       ======
Total investment return
  (b)                        12.03% (c)(37.63%)   19.56%        9.40% (d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                  (0.52%)    (1.04%)   (0.67%)      (0.87%)++
  Net expenses                2.16%      2.06%     2.00%        2.00% ++
  Expenses (before waiver)    2.16%      2.26%     2.12%        2.46% ++
Portfolio turnover rate        156%       291%      279%         138%
Net assets at end of
  period (in 000's)         $   45    $    40    $   65       $   55



**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  Total return is not annualized.





18    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  CLASS B
           ----------------------------------------------------
                                                    NOVEMBER 4,
                                                      2005**
                                                      THROUGH
                 YEAR ENDED OCTOBER 31,            OCTOBER 31,

           ----------------------------------------------------
            2009          2008         2007            2006
           $ 8.07       $ 12.99       $10.93          $10.00
           ------       -------       ------          ------
            (0.07) (a)    (0.10)       (0.08)          (0.09)
             1.04         (4.75)        2.22            1.02
           ------       -------       ------          ------
             0.97         (4.85)        2.14            0.93
           ------       -------       ------          ------

               --            --           --              --
               --         (0.07)       (0.08)             --
           ------       -------       ------          ------
               --         (0.07)       (0.08)             --
           ------       -------       ------          ------
           $ 9.04       $  8.07       $12.99          $10.93
           ======       =======       ======          ======
            12.02%       (37.55%)      19.67%           9.30% (d)

            (0.82%)       (1.04%)      (0.67%)         (0.87%)++
             2.18%         2.06%        2.00%           2.00% ++
             2.18%         2.26%        2.12%           2.46% ++
              156%          291%         279%            138%
           $  122       $    42       $   65          $   55




                                   CLASS I
           ------------------------------------------------------
                                                      NOVEMBER 4,
                                                         2005**
                                                        THROUGH
                  YEAR ENDED OCTOBER 31,              OCTOBER 31,

           ------------------------------------------------------
             2009          2008          2007             2006
           $  8.30       $ 13.24       $  11.04         $ 10.00
           -------       -------       --------         -------
              0.06 (a)      0.02           0.02            0.01
              1.04         (4.87)          2.28            1.03
           -------       -------       --------         -------
              1.10         (4.85)          2.30            1.04
           -------       -------       --------         -------

             (0.04)        (0.02)         (0.02)             --
                --         (0.07)         (0.08)             --
           -------       -------       --------         -------
             (0.04)        (0.09)         (0.10)             --
           -------       -------       --------         -------
           $  9.36       $  8.30       $  13.24         $ 11.04
           =======       =======       ========         =======
             13.29%       (36.80%)        20.93%          10.40% (d)

              0.74%         0.21%          0.31%           0.11% ++
              1.03%         0.81%          0.92%           1.00% ++
              1.05%         0.81%          0.92%           1.46% ++
               156%          291%           279%            138%
           $36,230       $75,450       $173,475         $26,586




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Growth Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on November 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks


20    MainStay Growth Equity Fund
associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the 1940 Act to be collateralized loans

                                                   mainstayinvestments.com    21
by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2009.

(I) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.70% on assets up to $500 million and 0.675% on assets over $500 million.

Between April 1, 2008 (February 28, 2008 for Investor Class Shares) and July 31, 2009, New York Life Investments had a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) did not exceed the following percentages of average daily net assets: Investor Class, 1.35%; Class A, 1.25%; Class B, 2.10%; Class C, 2.10%; and Class I, 1.00%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $375,438 and waived its fees in the amount of $9,263.



22    MainStay Growth Equity Fund

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $11,458.

(D) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(E) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                  $   19,763     53.1%
---------------------------------------------------
Class A                             46,600     50.5
---------------------------------------------------
Class B                             45,200     37.1
---------------------------------------------------
Class C                             45,200    100.1
---------------------------------------------------
Class I                          7,275,890     20.1
---------------------------------------------------



(F) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $3,698.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

              ACCUMULATED
                CAPITAL         OTHER         UNREALIZED          TOTAL
 ORDINARY      AND OTHER      TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME      GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
 $286,771    $(29,460,821)       $--           $(84,809)      $(29,258,859)
--------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2009 are not affected.

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED     NET REALIZED     ADDITIONAL
NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
 INCOME (LOSS)      INVESTMENTS       CAPITAL
    $(2,302)          $2,543           $(241)
----------------------------------------------



The reclassifications for the Fund are primarily due to foreign currency gains and losses and capital gain distributions from real estate investment trusts.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $29,460,822 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be

                                                   mainstayinvestments.com    23
made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $17,421
       2017               12,040
------------------------------------
      Total              $29,461
------------------------------------



The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                   2009         2008
Distributions paid from:
  Ordinary Income              $327,011     $225,009
  Long-Term Capital Gains            --    1,030,413
----------------------------------------------------
Total                          $327,011   $1,255,422
----------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $83,343 and $126,240, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                          978  $       8,948
                              -------------------------
Net increase in shares
  outstanding before
  conversion                         978          8,948
  Shares converted into
     Investor Class (See
     Note 1)                         162          1,097
                              -------------------------
  Net increase                     1,140  $      10,045
                              =========================
Period ended October 31,
  2008 (a):
  Shares sold                      2,853  $      30,921
                              -------------------------
  Net increase                     2,853  $      30,921
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.



 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                        4,903  $     44,229
Shares issued to
  shareholders in
  reinvestment of dividends            1             11
Shares redeemed                     (943)        (7,041)
                              -------------------------
Net increase                       3,961  $      37,199
                              =========================
Year ended October 31, 2008:
Shares sold                          937  $      12,000
Shares issued to
  shareholders in
  reinvestment of
  distributions                        5             62
                              -------------------------
Net increase                         942  $     12,062
                              =========================

 CLASS B                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                       16,456  $     130,751
Shares redeemed                   (8,068)       (70,305)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                       8,388         60,446
Shares converted from Class
  B (See Note 1)                    (166)        (1,097)
                              -------------------------
Net increase                       8,222  $      59,349
                              =========================
Year ended October 31, 2008:
Shares sold                          267  $       2,107
                              -------------------------
Net increase                         267  $       2,107
                              =========================





24    MainStay Growth Equity Fund

 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      561,272  $   4,495,112
Shares issued to
  shareholders in
  reinvestment of dividends       40,041        299,509
Shares redeemed               (5,817,316)   (47,216,095)
                              -------------------------
Net decrease                  (5,216,003) $ (42,421,474)
                              =========================
Year ended October 31, 2008:
Shares sold                    5,428,733  $  61,748,078
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               91,652      1,185,151
Shares redeemed               (9,539,218)  (112,924,851)
                              -------------------------
Net decrease                  (4,018,833) $ (49,991,622)
                              =========================




Class C shares had no activity for the years ended October 31, 2009 and October 31, 2008.

NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the Company.

On October 1, 2009, the Board of Directors of Eclipse Funds Inc. (the Company), approved the reorganization of the Fund into a corresponding "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for (1) the acquisition of all of the assets of the Fund by a corresponding series ("New Fund") of the MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the corresponding New Fund and (2) the subsequent liquidation of the Fund ("Reorganization"). After considering all relevant facts, the Board of Directors determined that the Reorganization is in the best interests of the Fund's shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

Closing of the Reorganization is expected to occur on or about February 26, 2010. The Reorganization is not subject to shareholder approval under applicable law. Upon closing, shareholders of the Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders' ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Fund's investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009 through December 23, 2009, the date the financial statements were issued events transactions have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified except for the following:

Fund Acquistion:

At a meeting held on June 23, 2009, the Board of Directors approved a plan of reorganization where by the Fund would acquire the assets, including the investments, and assume the identified liabilities of MainStay Capital Appreciation Fund, a series of The MainStay Funds. Shareholders of the MainStay Capital Appreciation Fund approved this reorganization on November 16, 2009, which was then completed on November 24, 2009. The aggregate net assets of the Fund immediately before the acquisition were

                                                   mainstayinvestments.com    25

$32,383,788 and the combined net assets after the acquisition were $619,815,204.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES          VALUE
MainStay Capital
  Appreciation Fund
-------------------------------------------------------
Investor Class                 9,208,553   $249,912,764
-------------------------------------------------------
Class A                        7,862,472    214,573,935
-------------------------------------------------------
Class B                        4,991,180    119,463,886
-------------------------------------------------------
Class C                          125,395      3,001,872
-------------------------------------------------------
Class I                           17,134        478,959
-------------------------------------------------------



In exchange for the MainStay Capital Appreciation Fund shares and net assets, the Fund issued 25,405,384 Investor Class Shares; 21,838,919 Class A shares; 12,472,995 Class B shares; 313,217 Class C shares and 48,621 Class I shares.

MainStay Capital Appreciation Fund's net assets at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss:

                                                               UNREALIZED   ACCUMULATED NET   UNDISTRIBUTED NET
                          TOTAL NET ASSETS   CAPITAL STOCK   APPRECIATION     REALIZED LOSS     INVESTMENT LOSS
MainStay Capital
  Appreciation Fund           $587,431,416    $613,141,766    $69,756,562      $(95,112,046)          $(354,866)
---------------------------------------------------------------------------------------------------------------



In December 2007, the Financial Accounting Standards Board issued Accounting Standards Codification (ASC) 805 (formerly FAS 141R Business Combinations), which requires the following disclosures by the acquirer, among other things, when a transaction or other event meets the definition of a business combination:

- The identification of the acquiree
- Recognizing and measuring identifiable assets acquired and liabilities assumed, at the acquisition date, generally at their fair values
- Disclosure, by the acquirer, of information that enables users of its financial statements to evaluate the nature and financial effect of a business combination that occurs during the current reporting period

ASC 805 requires prospective application to business combinations for which the acquisition date occurs in an annual reporting period beginning on or after December 15, 2008.

In accordance with ASC 805, for financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Capital Appreciation Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

ASC 805 will require disclosure in the semi-annual report as of April 30, 2010, and in the annual report as of October 31, 2010, of the Fund's pro-forma results of operations, including net investment income, net gain (loss) on investments and net increase (decrease) in net assets resulting from operations, assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the Fund, through the end of the applicable reporting period.

ASC 805 also requires the Fund to report, if practicable, the amounts of revenue and earnings of the acquiree since the acquisition date included in the combined entity's income statement for the reporting period. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Capital Appreciation Fund that will be included in the Fund's Statement of Operations since November 24, 2009.



26    MainStay Growth Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Growth Equity Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Growth Equity Fund of Eclipse Funds Inc. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009


                                                   mainstayinvestments.com    27

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND NEW SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Growth Equity Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC ("MSI") on behalf of the Fund.

Separately, on June 23, 2009, the Board approved New York Life Investments' proposal to reorganize the MainStay Capital Appreciation Fund with and into the Fund. In determining to approve this reorganization, the Board took several factors into account, including the fact that the reorganization would be part of a larger initiative designed to reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the overall fund lineup, and offer funds with more significant asset levels.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MSI as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MSI

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The


28    MainStay Growth Equity Fund

Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MSI's compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MSI proposed to provide to the Fund. The Board evaluated MSI's experience in serving as subadviser to the Fund and managing other portfolios. It examined MSI's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI's overall legal and compliance environment. The Board also reviewed MSI's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MSI's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund.

                                                   mainstayinvestments.com    29

The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments and MSI, the Board considered information illustrating the revenues and expenses allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MSI from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MSI in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MSI) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MSI may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MSI are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional


30    MainStay Growth Equity Fund
separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to eliminate the expense limitation arrangements on the Fund's share classes. In reviewing New York Life Investments' proposal, the Board noted that, if the Board were to approve the proposal, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of the Fund's expenses as compared to peer funds under the proposal.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to eliminate the expense limitations on the Fund's share classes. The Board acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    31

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2009, the Fund designates approximately $644,963 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 100% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.


PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD


A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



32    MainStay Growth Equity Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    33

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






34    MainStay Growth Equity Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    35

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






36    MainStay Growth Equity Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    37

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------------
Not FDIC/NCUA Insured      Not a Deposit      May Lose Value
 -----------------------------------------------------------
No Bank Guarantee      Not Insured by Any Government Agency
 -----------------------------------------------------------



NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A017136         (RECYCLE LOGO)            MS283-09           MSGE11-12/09
                                                                          B8

(MAINSTAY LOGO)


                 MAINSTAY

                 INDEXED BOND FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY LOGO)


                 MAINSTAY

                 INDEXED BOND FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       27
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              32
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            39
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       40
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             44
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        44
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       44
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 45

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         10.45%    4.06%    5.43%
Excluding sales charges    13.87     4.69     5.75




                                                            (With sales charges)
 (PERFORMANCE GRAPH)

                                                CITIGROUP BROAD    BARCLAYS CAPITAL(R)
                           MAINSTAY INDEXED    INVESTMENT GRADE       AGGREGATE BOND
                               BOND FUND          BOND INDEX              INDEX
                           ----------------    ----------------    -------------------
10/31/99                          9700               10000                10000
                                 10379               10728                10730
                                 11745               12295                12292
                                 12410               13002                13016
                                 12872               13651                13654
                                 13493               14430                14410
                                 13545               14609                14573
                                 14126               15374                15329
                                 14784               16220                16154
                                 14904               16402                16203
10/31/09                         16971               18712                18438





CLASS A SHARES(3)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         10.52%    4.08%    5.44%
Excluding sales charges    13.93     4.72     5.77




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                CITIGROUP BROAD    BARCLAYS CAPITAL(R)
                           MAINSTAY INDEXED    INVESTMENT GRADE       AGGREGATE BOND
                               BOND FUND          BOND INDEX              INDEX
                           ----------------    ----------------    -------------------
10/31/99                         24250               25000                25000
                                 25948               26819                26826
                                 29364               30738                30731
                                 31026               32506                32540
                                 32180               34127                34136
                                 33731               36074                36024
                                 33862               36522                36433
                                 35314               38436                38323
                                 36960               40551                40386
                                 37286               41005                40509
10/31/09                         42481               46779                46094





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  14.47%    5.13%    6.10%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                CITIGROUP BROAD    BARCLAYS CAPITAL(R)
                           MAINSTAY INDEXED    INVESTMENT GRADE       AGGREGATE BOND
                               BOND FUND          BOND INDEX              INDEX
                           ----------------    ----------------    -------------------
10/31/99                         10000               10000                10000
                                 10727               10728                10730
                                 12168               12295                12292
                                 12888               13002                13016
                                 13400               13651                13654
                                 14072               14430                14410
                                 14187               14609                14573
                                 14839               15374                15329
                                 15592               16220                16154
                                 15787               16402                16203
10/31/09                         18072               18712                18438




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. Certain of these fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on July 31, 2010. Performance data for the classes varies based on differences in their fee and expense structures.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                                        ONE      FIVE     TEN
                                                              YEAR    YEARS    YEARS
Barclays Capital U.S. Aggregate Bond Index(4)                13.79%    5.05%    6.31%
Citigroup Broad Investment Grade Bond Index(5)               14.07     5.33     6.46
Average Lipper intermediate investment grade debt fund(6)    17.30     3.91     5.45




2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.
4. The Barclays Capital U.S. Aggregate Bond Index consists of the following Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. As of February 27, 2009, the Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities market index for comparison purposes. The Fund selected the Barclays Capital U.S. Aggregate Bond Index because it believes that this index is more reflective of the Fund's investment style. An investment cannot be made directly in an index.
5. The Citigroup Broad Investment Grade Bond Index (BIG Index) is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
6. The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Indexed Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INDEXED BOND FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,051.10        $4.76          $1,020.60         $4.69
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,050.80        $4.24          $1,021.10         $4.18
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,053.80        $2.23          $1,023.00         $2.19
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.92% for Investor Class, 0.82% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              71.50
Corporate Bonds                                 18.40
Short-Term Investments                           4.70
Yankee Bonds                                     3.70
Mortgage-Backed Securities                       3.50
Foreign Government Bonds                         1.40
Asset-Backed Securities                          0.60
Liabilities in Excess of Cash and Other
  Assets                                        (3.80)





See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)


    1.  United States Treasury Notes,
        0.875%-5.125%, due 3/31/11-5/15/19
    2.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        4.00%-8.00%, due 4/1/11-10/1/39
    3.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.00%-8.00%, due 8/1/10-11/1/38
    4.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.00%-8.50%, due 9/15/11-10/15/39
    5.  United States Treasury Bonds,
        4.50%-9.875%, due 11/15/15-8/15/39
    6.  Federal Home Loan Mortgage Corporation,
        2.125%-5.125%, due 2/9/10-3/27/19
    7.  Federal National Mortgage Association,
        2.75%-6.21%, due 10/12/10-8/6/38
    8.  JP Morgan Chase Commercial Mortgage
        Securities Corp., 4.879%-5.729%, due
        1/12/38-2/12/49
    9.  Federal Home Loan Bank, 4.875%, due
        5/14/10
   10.  Bank of America Corp., 2.10%-5.65%, due
        4/30/12-5/1/18






8    MainStay Indexed Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS THOMAS J. GIRARD AND DONALD F. SEREK OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.

HOW DID MAINSTAY INDEXED BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Indexed Bond Fund returned 13.87% for Investor Class shares and 13.93% for Class A shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 14.47%. All share classes underperformed the 17.30% return of the average Lipper(2) intermediate investment grade debt fund for the 12 months ended October 31, 2009. All share classes outperformed the 13.79% return of the Barclays Capital U.S. Aggregate Bond Index(3) for the reporting period. Investor Class and Class A shares underperformed--and Class I shares outperformed--the 14.07% return of the Citigroup Broad Investment Grade (BIG) Bond Index,(4) over the same time period. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WERE THERE ANY CHANGES IN THE FUND'S INVESTMENT STRATEGY DURING THE REPORTING PERIOD?

As of February 27, 2009, the Fund's primary benchmark changed from the Citigroup Broad Investment Grade (BIG) Bond Index to the Barclays Capital U.S. Aggregate Bond Index. Although there were slight differences in duration and index content, the change in benchmark had only a minor impact on the Fund's overall performance.

WHAT FACTORS HAD A MAJOR IMPACT ON BOND MARKET PERFORMANCE DURING THE REPORTING PERIOD?

The 12 months ended October 31, 2009, began with the bond markets severely constrained by liquidity issues following the collapse of Lehman Brothers in September 2008. Amid severe liquidity constraints and widespread deleveraging, the Federal Reserve lowered the targeted federal funds rate to a range between 0.0% and 0.25%. A number of new programs were put into place to restore liquidity to the financial system. The Federal Reserve announced a formal program of buying U.S. Treasury securities as well as agency debentures and agency mortgage-backed securities. Additional programs were put in place to spur private investors to purchase so-called troubled assets.

After four straight quarters of negative economic results, U.S. gross domestic product advanced in the third quarter of 2009. The new Administration's economic stimulus package may have been helpful in generating the turnaround. Over time, financial concerns subsided, and fixed-income asset classes that are typically associated with higher risk than U.S. Treasury securities advanced.


----------
Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund seeks to track the performance and weightings of fixed-income securities in the Barclays Capital U.S. Aggregate Bond Index. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
4. See footnote on page 6 for more information on the Citigroup Broad Investment Grade (BIG) Bond Index. As of February 27, 2009, the Fund's primary benchmark changed from the Citigroup Broad Investment Grade (BIG) Bond Index to the Barclays Capital U.S. Aggregate Bond Index.

                                                    mainstayinvestments.com    9

HOW DID SECURITIES IN DIFFERENT RATING CATEGORIES PERFORM DURING THE REPORTING PERIOD?

During the reporting period, the best-performing sector by rating category was BBB-rated bonds.(5) The worst-performing sector by rating category was AAA-rated bonds. This outperformance of riskier securities during the reporting period was in stark contrast to the prior fiscal year, when higher-quality securities outperformed lower-quality securities.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED THE MOST?

On an absolute basis, the most significant contributors to the Fund's performance were corporate bonds and commercial mortgage-backed securities. During the reporting period, attractive valuations, high levels of liquidity and a return to risk-taking led investors to allocate significant capital to corporate bonds and other non-Treasury debt instruments. As a result, spreads, or the difference in yields between these securities and duration-equivalent U.S. Treasurys, tightened dramatically.

During the reporting period, allocations to U.S. Treasurys and government agency securities detracted most from the Fund's performance. While these two sectors generated positive absolute returns, they underperformed lower-quality sectors primarily because of increased U.S. Treasury supply and investors' willingness to take on more risk.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Purchases and sales were limited to those needed to keep the Fund's exposures consistent with those of the underlying benchmark. At the end of February 2009, the Fund's primary benchmark changed from the Citigroup Broad Investment Grade
(BIG) Bond Index to the Barclays Capital U.S. Aggregate Bond Index. At that time, the Fund added an allocation to commercial mortgage-backed securities to reflect the corresponding allocation in the new benchmark.


----------
5. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Indexed Bond Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2009


                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 99.1%+
ASSET-BACKED SECURITIES 0.6%
----------------------------------------------------------------

CREDIT CARDS 0.1%
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12                $   500,000   $     518,581
                                                   -------------


FINANCE-OTHER 0.3%
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34 (a)               250,000         236,842
Mercedes-Benz Auto
  Receivables Trust
  Series 2009-1, Class A3
  1.67%, due 1/15/14                   1,000,000       1,001,862
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (a)                 187,290         154,556
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class 1A3
  6.03%, due 5/25/37 (a)                 500,000         302,692
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  5.455%, due 6/25/33 (a)(d)              96,707          78,424
                                                   -------------
                                                       1,774,376
                                                   -------------

HOME EQUITY 0.2%
Citicorp Residential Mortgage

  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (a)                979,373         958,828
JP Morgan Mortgage
  Acquisition Corp.
  Series 2007-HE1, Class AF3
  6.174%, due 5/25/35 (a)                500,000         231,549
                                                   -------------
                                                       1,190,377

                                                   -------------

TRANSPORTATION 0.0%++
Continental Airlines, Inc.
  Series 1992-2, Class A1
  7.256%, due 3/15/20                     55,662          53,436
                                                   -------------
Total Asset-Backed Securities
  (Cost $4,045,350)                                    3,536,770
                                                   -------------



CORPORATE BONDS 18.4%
----------------------------------------------------------------

BANKS 2.3%
V  Bank of America Corp.
  2.10%, due 4/30/12 (b)               2,000,000       2,033,150
  4.75%, due 8/1/15                      250,000         251,405
  4.90%, due 5/1/13                      500,000         520,614
  5.25%, due 12/1/15                     200,000         200,644
  5.375%, due 6/15/14                    300,000         313,834
  5.42%, due 3/15/17                   1,100,000       1,076,555
  5.625%, due 10/14/16                   100,000         102,408

  5.65%, due 5/1/18                      325,000         328,488
Bank One Corp.
  5.90%, due 11/15/11                    250,000         268,780
BB&T Corp.
  3.375%, due 9/25/13                    500,000         503,828
  6.50%, due 8/1/11                      100,000         106,795
Branch Banking & Trust Co.
  4.875%, due 1/15/13                    100,000         105,370
Capital One Bank USA N.A.
  8.80%, due 7/15/19                     500,000         592,210
Capital One Financial Corp.
  5.25%, due 2/21/17                     100,000          97,789
  6.15%, due 9/1/16                       75,000          74,605
Fifth Third Bank
  4.75%, due 2/1/15                      250,000         236,347
JPMorgan Chase Bank N.A.
  5.875%, due 6/13/16                    150,000         158,765
  6.00%, due 10/1/17                     785,000         836,129
KeyBank N.A.
  5.80%, due 7/1/14                      375,000         369,073
Marshall & Ilsley Bank
  5.00%, due 1/17/17                     150,000         109,770
Mellon Funding Corp.
  5.00%, due 12/1/14                     250,000         268,138
Mercantile Bankshares Corp.
  Series B
  4.625%, due 4/15/13                    100,000         101,681
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11                     50,000          51,847
National City Bank of
  Pennsylvania
  6.25%, due 3/15/11                     250,000         254,793
PNC Bank N.A.
  5.25%, due 1/15/17                     175,000         176,122
PNC Funding Corp.
  7.50%, due 11/1/09                     100,000         100,000
Sanwa Bank, Ltd.
  7.40%, due 6/15/11                     100,000         108,595
State Street Bank & Trust Co.
  5.25%, due 10/15/18                    100,000         104,051
SunTrust Banks, Inc.
  5.40%, due 4/1/20                      100,000          88,698
  5.45%, due 12/1/17                     100,000          95,020
Swiss Bank Corp.
  7.75%, due 9/1/26                      100,000         100,433
U.S. Bank N.A.
  4.80%, due 4/15/15                     100,000         105,796
  6.375%, due 8/1/11                     250,000         269,890
Wachovia Bank N.A.
  4.875%, due 2/1/15                     575,000         589,743
  5.00%, due 8/15/15                      50,000          51,493


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of October 31, 2009, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
Wachovia Bank N.A. (continued)
  5.60%, due 3/15/16                 $   200,000   $     201,226
  6.60%, due 1/15/38                     300,000         326,716
Wachovia Corp.
  5.25%, due 8/1/14                      100,000         103,949
  5.50%, due 8/1/35                      125,000         118,805
Wells Fargo & Co.
  3.75%, due 10/1/14                     250,000         249,918
Wells Fargo Bank N.A.
  5.75%, due 5/16/16                     350,000         364,020
  5.95%, due 8/26/36                     150,000         151,060
  6.45%, due 2/1/11                      550,000         579,974
                                                   -------------
                                                      12,848,527
                                                   -------------


CONSUMER 2.0%
Anheuser-Busch Cos., Inc.
  6.45%, due 9/1/37                      250,000         263,354
Anheuser-Busch InBev
  Worldwide, Inc.
  3.00%, due 10/15/12 (c)                500,000         504,328
Archer-Daniels-Midland Co.
  5.45%, due 3/15/18                     100,000         107,711
  6.45%, due 1/15/38                     200,000         225,794
Avon Products, Inc.
  5.125%, due 1/15/11                     50,000          51,704
Bottling Group LLC
  5.50%, due 4/1/16                      100,000         109,261
Bunge Limited Finance Corp.
  5.35%, due 4/15/14                     100,000         102,606
Campbell Soup Co.
  4.50%, due 2/15/19                     250,000         254,930
  4.875%, due 10/1/13                    100,000         108,664
Coca-Cola Enterprises, Inc.
  7.00%, due 10/1/26                     100,000         120,204
  8.50%, due 2/1/22                      252,000         336,414
Colgate-Palmolive Co.
  3.15%, due 8/5/15                      100,000         102,529
ConAgra Foods, Inc.
  7.00%, due 10/1/28                     100,000         108,360
  7.875%, due 9/15/10                     67,000          70,686
Costco Wholesale Corp.
  5.50%, due 3/15/17                     100,000         109,136
CVS Caremark Corp.
  4.875%, due 9/15/14                     50,000          53,209
  6.25%, due 6/1/27                      175,000         181,246
Dell, Inc.
  4.70%, due 4/15/13                     175,000         186,213
General Mills, Inc.
  5.65%, due 9/10/12                      65,000          70,971
  5.70%, due 2/15/17                     100,000         109,105
H.J. Heinz Finance Co.
  6.625%, due 7/15/11                    300,000         325,295
Hershey Co. (The)
  5.45%, due 9/1/16                      100,000         106,986
Home Depot, Inc.
  5.40%, due 3/1/16                      200,000         211,068
  5.875%, due 12/16/36                   250,000         243,861
Kellogg Co.
  Series B
  7.45%, due 4/1/31                      150,000         189,629
Kohl's Corp.
  6.30%, due 3/1/11                      200,000         209,773
Kraft Foods, Inc.
  5.25%, due 10/1/13                     100,000         106,067
  6.125%, due 2/1/18                     250,000         264,974
  6.50%, due 8/11/17                     225,000         243,675
Kroger Co. (The)
  5.50%, due 2/1/13                      250,000         267,726
  6.40%, due 8/15/17                     175,000         193,693
Lowe's Cos., Inc.
  6.65%, due 9/15/37                     100,000         115,657
  6.875%, due 2/15/28                    100,000         115,264
McDonalds Corp.
  5.80%, due 10/15/17                    310,000         347,562
Mead Johnson Nutrition Co.
  3.50%, due 11/1/14 (c)                 250,000         251,022
Newell Rubbermaid, Inc.
  6.75%, due 3/15/12                      50,000          52,810
Pepsi Bottling Group, Inc.
  7.00%, due 3/1/29                       60,000          72,236
PepsiCo., Inc.
  5.00%, due 6/1/18                      500,000         532,566
  5.15%, due 5/15/12                     250,000         270,669
Pfizer, Inc.
  6.20%, due 3/15/19                     650,000         740,031
Philip Morris International,
  Inc.
  5.65%, due 5/16/18                     325,000         349,567
Procter & Gamble Co. (The)
  4.70%, due 2/15/19                     250,000         259,648
  4.85%, due 12/15/15                     75,000          82,735
  5.55%, due 3/5/37                      100,000         105,521
  5.80%, due 8/15/34                      75,000          81,553
Safeway, Inc.
  5.00%, due 8/15/19                     100,000         101,382
  5.80%, due 8/15/12                     200,000         218,723
  6.35%, due 8/15/17                     100,000         110,162
Sara Lee Corp.
  6.25%, due 9/15/11                     150,000         161,925
Sysco Corp.
  5.375%, due 9/21/35                    100,000         102,181
Target Corp.
  6.00%, due 1/15/18                     250,000         280,627
  6.50%, due 10/15/37                    150,000         165,788
Wal-Mart Stores, Inc.
  5.375%, due 4/5/17                     350,000         381,471
  6.50%, due 8/15/37                     350,000         405,033




12    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
CONSUMER (CONTINUED)
Yum! Brands, Inc.
  6.25%, due 3/15/18                 $   130,000   $     139,975
                                                   -------------
                                                      10,983,280
                                                   -------------

ELECTRIC 1.5%
Alabama Power Co.
  5.55%, due 2/1/17                       50,000          53,715
Alliant Energy Corp.
  4.00%, due 10/15/14                    100,000         100,047
American Electric Power Co.,
  Inc.
  Series C
  5.375%, due 3/15/10                    200,000         203,248
Appalachian Power Co.
  Series H
  5.95%, due 5/15/33                     100,000          98,924
Arizona Public Service Co.
  6.375%, due 10/15/11                   100,000         107,912
Baltimore Gas & Electric Co.
  6.125%, due 7/1/13                     100,000         108,616
CenterPoint Energy Houston
  Electric LLC
  Series K2
  6.95%, due 3/15/33                     100,000         114,801
Consolidated Edison Co. of
  New York, Inc.
  6.20%, due 6/15/36                     100,000         109,183
  6.30%, due 8/15/37                     225,000         248,532
Constellation Energy Group,
  Inc.
  7.60%, due 4/1/32                      100,000         106,893
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10                     250,000         253,907
  Series B
  5.375%, due 4/15/13                    100,000         107,589
Detroit Edison Co. (The)
  6.40%, due 10/1/13                     275,000         305,594
Dominion Resources, Inc.
  5.15%, due 7/15/15                     100,000         106,120
DTE Energy Co.
  7.05%, due 6/1/11                      250,000         266,448
Duke Energy Carolinas LLC
  6.00%, due 1/15/38                     200,000         220,792
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                       75,000          77,273
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11                     11,000          11,889
  Series C
  7.375%, due 11/15/31                   200,000         221,945
Florida Power & Light
  5.55%, due 11/1/17                     100,000         109,141
  5.95%, due 10/1/33                     100,000         108,947
Florida Power Corp.
  6.35%, due 9/15/37                     150,000         170,729
Georgia Power Co.
  5.65%, due 3/1/37                      100,000         103,019
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11                     100,000         106,006
Indiana Michigan Power Co.
  7.00%, due 3/15/19                      50,000          56,435
Jersey Central Power & Light
  Co.
  7.35%, due 2/1/19                       35,000          40,765
Kansas City Power & Light Co.
  6.50%, due 11/15/11                     50,000          53,934
MidAmerican Energy Holdings
  Co.
  5.875%, due 10/1/12                    100,000         109,084
MidAmerican Funding LLC
  6.75%, due 3/1/11                      100,000         105,456
Nevada Power Co.
  6.50%, due 4/15/12                      50,000          54,148
  6.50%, due 8/1/18                      150,000         164,183
NiSource Finance Corp.
  6.15%, due 3/1/13                      175,000         184,770
Ohio Power Co.
  Series K
  6.00%, due 6/1/16                       50,000          53,808
  Series G
  6.60%, due 2/15/33                     150,000         159,513
Oncor Electric Delivery Co.
  6.375%, due 5/1/12                     100,000         108,647
  7.00%, due 9/1/22                      100,000         115,747
Pacific Gas & Electric Co.
  5.625%, due 11/30/17                   500,000         548,623
Pacificorp
  6.25%, due 10/15/37                    150,000         169,789


Peco Energy Co.
  5.95%, due 10/1/36                     100,000         108,711
Pepco Holdings, Inc.
  6.45%, due 8/15/12                     100,000         107,443
  7.45%, due 8/15/32                     100,000         104,650
PPL Energy Supply LLC
  5.40%, due 8/15/14                     100,000         105,634
Progress Energy, Inc.
  5.625%, due 1/15/16                    250,000         267,247
PSE&G Power LLC
  7.75%, due 4/15/11                     100,000         107,934
  8.625%, due 4/15/31                     50,000          65,819
PSI Energy, Inc.
  5.00%, due 9/15/13                     100,000         105,414
Public Service Electric & Gas
  Co.
  Series D
  5.25%, due 7/1/35                       50,000          49,399
Puget Sound Energy, Inc.
  6.274%, due 3/15/37                    100,000         105,235
San Diego Gas & Electric Co.
  5.35%, due 5/15/35                      25,000          25,576
SCANA Corp.
  6.25%, due 2/1/12                      100,000         106,742


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
South Carolina Electric & Gas
  Co.
  6.05%, due 1/15/38                 $   100,000   $     110,340
  6.50%, due 11/1/18                      90,000         104,331
Southern California Edison
  Co.
  5.00%, due 1/15/14                     225,000         243,176
  6.00%, due 1/15/34                     100,000         110,404
Southern Power Co.
  4.875%, due 7/15/15                    100,000         104,729
  Series B
  6.25%, due 7/15/12                     150,000         164,535
Union Electric Co.
  4.65%, due 10/1/13                     100,000         102,367
  5.40%, due 2/1/16                      100,000         103,239
Virginia Electric and Power
  Co.
  5.00%, due 6/30/19                     120,000         125,013
  6.00%, due 1/15/36                     100,000         109,302
  6.00%, due 5/15/37                     125,000         135,948
Wisconsin Energy Corp.
  6.50%, due 4/1/11                      175,000         185,750
Xcel Energy, Inc.
  6.50%, due 7/1/36                      200,000         217,825
                                                   -------------
                                                       8,422,935
                                                   -------------

ENERGY 1.1%
Amerada Hess Corp.
  7.30%, due 8/15/31                     100,000         113,556
Anadarko Petroleum Corp.
  5.95%, due 9/15/16                     325,000         348,562
  6.45%, due 9/15/36                     150,000         156,067
Apache Corp.
  6.00%, due 1/15/37                     150,000         164,791
Burlington Resources, Inc.
  7.375%, due 3/1/29                     104,000         121,668
Chevron Corp.
  4.95%, due 3/3/19                      250,000         267,927
ConocoPhillips
  5.75%, due 2/1/19                      250,000         273,594
  5.90%, due 10/15/32                    250,000         260,603
Devon Energy Corp.
  7.95%, due 4/15/32                      50,000          62,587
Devon Financing Corp. LLC
  6.875%, due 9/30/11                    400,000         436,259
Duke Capital LLC
  6.75%, due 2/15/32                     125,000         131,471
Energy Transfer Partners,
  L.P.
  5.95%, due 2/1/15                      130,000         137,896
  6.70%, due 7/1/18                      100,000         108,960
Enterprise Products
  Operating, L.P.
  Series B
  6.875%, due 3/1/33                     200,000         219,660
Halliburton Co.
  5.50%, due 10/15/10                    100,000         104,343
  6.15%, due 9/15/19                     250,000         280,012
Hess Corp.
  6.65%, due 8/15/11                      50,000          53,836
Kinder Morgan Energy
  Partners, L.P.
  5.00%, due 12/15/13                    150,000         156,964
  5.80%, due 3/15/35                     250,000         233,057
  6.75%, due 3/15/11                     200,000         212,981
Marathon Oil Corp.
  6.00%, due 10/1/17                     100,000         106,097
  6.80%, due 3/15/32                     100,000         105,079
ONEOK Partners, L.P.
  6.15%, due 10/1/16                     200,000         210,400
ONEOK, Inc.
  7.125%, due 4/15/11                    100,000         107,049
Pemex Project Funding Master
  Trust
  6.625%, due 6/15/35                    250,000         244,228
Plains All American Pipeline,
  L.P./PAA Finance Corp.
  6.65%, due 1/15/37                      65,000          68,284
Spectra Energy Capital LLC
  6.20%, due 4/15/18                      50,000          53,903
Tennessee Gas Pipeline Co.
  7.50%, due 4/1/17                      300,000         333,350
Valero Energy Corp.
  6.625%, due 6/15/37                    100,000          91,799
  7.50%, due 4/15/32                     100,000          99,030
Williams Cos., Inc.
  8.75%, due 3/15/32                     250,000         290,057
XTO Energy, Inc.
  4.90%, due 2/1/14                       75,000          78,830
  6.10%, due 4/1/36                       60,000          60,866
  6.75%, due 8/1/37                      100,000         110,644
                                                   -------------
                                                       5,804,410
                                                   -------------

FINANCE-OTHER 4.0%
AIG SunAmerica Global
  Financing VI
  6.30%, due 5/10/11 (c)                 250,000         245,786
AMB Property, L.P.
  6.30%, due 6/1/13                       50,000          49,328
American Express Co.
  5.50%, due 9/12/16                      75,000          77,010
  6.15%, due 8/28/17                     525,000         553,623
American Express Credit Corp.
  7.30%, due 8/20/13                     600,000         673,844
American General Finance
  Corp.
  Series I
  5.40%, due 12/1/15                     350,000         241,326
AvalonBay Communities, Inc.
  4.95%, due 3/15/13                     100,000         101,952
Bear Stearns Cos., Inc. (The)
  5.30%, due 10/30/15                    100,000         106,865
  5.50%, due 8/15/11                     100,000         104,874
  5.70%, due 11/15/14                    250,000         271,515
  7.25%, due 2/1/18                      400,000         457,526
Boston Properties, Inc.
  6.25%, due 1/15/13                     100,000         106,307




14    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
FINANCE-OTHER (CONTINUED)
Camden Property Trust
  5.00%, due 6/15/15                 $   100,000   $      97,123
Capital One Bank
  5.125%, due 2/15/14                    100,000         105,449
Caterpillar Financial
  Services Corp.
  6.20%, due 9/30/13                     250,000         278,584
Chelsea Property Group, Inc.
  6.00%, due 1/15/13                     100,000         100,809
Citigroup, Inc.
  4.70%, due 5/29/15                     300,000         290,175
  4.875%, due 5/7/15                     350,000         341,083
  5.50%, due 10/15/14                  1,000,000       1,025,556
  5.875%, due 2/22/33                    600,000         514,578
  6.125%, due 11/21/17                 1,000,000       1,020,534
  6.375%, due 8/12/14                    300,000         318,262
Colonial Realty, L.P.
  4.80%, due 4/1/11                       14,000          13,615
Countrywide Financial Corp.
  6.25%, due 5/15/16                     200,000         202,679
Credit Suisse First Boston
  USA, Inc.
  4.875%, due 1/15/15                    575,000         606,756
  5.125%, due 1/15/14                    100,000         106,891
  6.50%, due 1/15/12                     250,000         273,830
Developers Diversified Realty
  Corp.
  5.00%, due 5/3/10                       50,000          49,681
ERP Operating, L.P.
  5.125%, due 3/15/16                     50,000          49,299
  5.375%, due 8/1/16                      50,000          49,517
Goldman Sachs Group, Inc.
  (The)
  1.625%, due 7/15/11 (b)              2,000,000       2,024,384
  5.15%, due 1/15/14                     625,000         660,277
  5.35%, due 1/15/16                     350,000         367,196
  5.95%, due 1/18/18                   1,000,000       1,053,669
  6.25%, due 9/1/17                      350,000         374,465
Hospitality Properties Trust
  5.125%, due 2/15/15                     50,000          44,855
John Deere Capital Corp.
  7.00%, due 3/15/12                     250,000         279,534
JPMorgan Chase & Co.
  2.20%, due 6/15/12 (b)               1,000,000       1,019,995
  4.875%, due 3/15/14                    250,000         256,315
  5.15%, due 10/1/15                     500,000         527,975
  5.75%, due 1/2/13                      200,000         215,312
Kimco Realty Corp.
  5.783%, due 3/15/16                     50,000          49,310
Liberty Property, L.P.
  5.125%, due 3/2/15                     100,000          94,661
  8.50%, due 8/1/10                      100,000         103,131
Mack-Cali Realty, L.P.
  5.05%, due 4/15/10                     201,000         201,857
Merrill Lynch & Co., Inc.

  Series C
  5.00%, due 1/15/15                     150,000         152,372
  Series B
  5.30%, due 9/30/15                     250,000         252,976
  5.70%, due 5/2/17                      100,000          98,849
  5.77%, due 7/25/11                     200,000         210,864
  6.40%, due 8/28/17                     400,000         413,425
Morgan Stanley
  Series E
  5.45%, due 1/9/17                      425,000         428,498
  5.625%, due 1/9/12                     350,000         372,685
  6.00%, due 5/13/14                     750,000         805,096
  6.00%, due 4/28/15                     850,000         909,525
  6.25%, due 8/28/17                     400,000         419,491
National Rural Utilities
  Cooperative
  Finance Corp.
  5.45%, due 2/1/18                      150,000         158,737
  8.00%, due 3/1/32                       75,000          88,286
Pricoa Global Funding I
  4.20%, due 1/15/10 (c)                 100,000          99,986
  4.625%, due 6/25/12 (c)                100,000          99,024
ProLogis
  5.625%, due 11/15/15                   100,000          95,461
  6.625%, due 5/15/18                     50,000          48,236
Regency Centers, L.P.
  5.25%, due 8/1/15                      100,000          96,716
Simon Property Group, L.P.
  5.25%, due 12/1/16                     200,000         200,132
  5.45%, due 3/15/13                     100,000         103,705
SLM Corp.
  5.625%, due 8/1/33                     250,000         171,143
Toyota Motor Credit Corp.
  4.25%, due 3/15/10                     100,000         101,037
  5.45%, due 5/18/11                     150,000         159,936
U.S. Bancorp
  1.80%, due 5/15/12 (b)                 700,000         705,508
Unilever Capital Corp.
  5.90%, due 11/15/32                    100,000         110,103
World Savings Bank FSB
  4.125%, due 12/15/09                   100,000         100,386
                                                   -------------
                                                      22,109,490
                                                   -------------

GAS 0.1%
AGL Capital Corp.
  4.45%, due 4/15/13                     100,000         102,800
Occidental Petroleum Corp.
  4.125%, due 6/1/16                     250,000         257,092
Sempra Energy
  6.00%, due 2/1/13                      100,000         108,105
  6.50%, due 6/1/16                       75,000          82,370
                                                   -------------
                                                         550,367
                                                   -------------

INDEPENDENT 1.1%
American General Finance
  Corp.
  Series H
  4.00%, due 3/15/11                     250,000         214,681


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
INDEPENDENT (CONTINUED)
Ameriprise Financial, Inc.
  5.35%, due 11/15/10                $     3,000   $       3,077
CitiFinancial Credit Co.
  8.70%, due 6/15/10                     227,000         230,066
General Electric Capital
  Corp.
  5.00%, due 1/8/16                      375,000         382,224
  5.40%, due 2/15/17                     200,000         203,306
  5.875%, due 1/14/38                    525,000         501,673
  6.00%, due 6/15/12                   1,125,000       1,219,669
  Series A
  6.75%, due 3/15/32                     650,000         683,158
HSBC Bank USA N.A.
  4.625%, due 4/1/14                     925,000         966,612
HSBC Finance Corp.
  5.50%, due 1/19/16                     850,000         884,405
  6.375%, due 10/15/11                   300,000         321,100
International Lease Finance
  Corp.
  Series O
  4.375%, due 11/1/09                    250,000         250,000
Toll Brothers Finance Corp.
  5.15%, due 5/15/15                      50,000          48,277
                                                   -------------
                                                       5,908,248
                                                   -------------

INSURANCE 1.0%
Ace INA Holdings, Inc.
  5.70%, due 2/15/17                      60,000          64,402
  5.875%, due 6/15/14                    105,000         115,407
Aegon Funding Corp.
  5.75%, due 12/15/20                    100,000          94,706
Allstate Corp. (The)
  5.00%, due 8/15/14                     425,000         449,072
  7.20%, due 12/1/09                     100,000         100,408
American International Group,
  Inc.
  4.70%, due 10/1/10                     100,000          97,846
  5.85%, due 1/16/18                     300,000         226,006
  6.25%, due 5/1/36                      200,000         134,922
Aon Corp.
  7.375%, due 12/14/12                   100,000         106,182
Assurant, Inc.
  5.625%, due 2/15/14                    100,000         102,987
Berkshire Hathaway Finance
  Corp.
  4.85%, due 1/15/15                     400,000         433,317
  5.00%, due 8/15/13                     500,000         542,854
Chubb Corp.
  5.20%, due 4/1/13                      100,000         106,379
  5.75%, due 5/15/18                     100,000         108,857
CIGNA Corp.
  7.00%, due 1/15/11                     125,000         131,461
Everest Reinsurance Holdings,
  Inc.
  8.75%, due 3/15/10                     100,000         102,252
Genworth Financial, Inc.
  Class A
  4.95%, due 10/1/15                      75,000          64,739
  5.75%, due 6/15/14                      50,000          46,355
Hartford Financial Services
  Group, Inc. (The)
  7.90%, due 6/15/10                     100,000         103,228
Hartford Life Global Funding
  Trusts
  5.20%, due 2/15/11                     155,000         158,395
Lincoln National Corp.
  4.75%, due 2/15/14                     150,000         151,654
Marsh & McLennan Cos., Inc.
  5.375%, due 7/15/14                    100,000         104,133
MetLife Global Funding I
  5.125%, due 6/10/14 (c)                220,000         233,726
MetLife, Inc.
  5.00%, due 11/24/13                     50,000          53,113
  5.00%, due 6/15/15                     225,000         236,128
  5.70%, due 6/15/35                     100,000         100,818
  6.125%, due 12/1/11                    100,000         107,747
Nationwide Financial
  Services, Inc.
  5.10%, due 10/1/15                      25,000          22,790
Principal Financial Group,
  Inc.
  6.05%, due 10/15/36                    100,000          89,545
Principal Life Income Funding
  Trust
  5.20%, due 11/15/10                     50,000          50,209
Progressive Corp. (The)
  6.25%, due 12/1/32                      50,000          52,620
Protective Life Corp.
  4.875%, due 11/1/14                    100,000         100,362
Prudential Financial, Inc.
  Series B
  5.10%, due 9/20/14                     250,000         257,557
  5.70%, due 12/14/36                    100,000          89,974
St. Paul Travelers Cos., Inc.
  (The)
  5.50%, due 12/1/15                     100,000         108,013
  6.75%, due 6/20/36                      75,000          88,062
Travelers Property Casualty
  Corp.
  5.00%, due 3/15/13                     100,000         106,521
                                                   -------------
                                                       5,242,747
                                                   -------------

MANUFACTURING 2.1%
3M Co.
  5.70%, due 3/15/37                     150,000         165,464
Air Products & Chemicals,
  Inc.
  4.15%, due 2/1/13                      100,000         104,535
Alcoa, Inc.
  5.72%, due 2/23/19                     187,000         179,559
  5.95%, due 2/1/37                      100,000          86,318
Black & Decker Corp.
  4.75%, due 11/1/14                      50,000          50,795
Boeing Co.
  4.875%, due 2/15/20                    180,000         184,446
Boeing Co. (The)
  6.125%, due 2/15/33                    250,000         269,662
Caterpillar, Inc.
  6.05%, due 8/15/36                     313,000         344,439
Cooper Industries, Inc.
  5.25%, due 11/15/12                     50,000          54,153




16    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MANUFACTURING (CONTINUED)
CRH America, Inc.
  5.30%, due 10/15/13                $   100,000   $     103,871
  6.00%, due 9/30/16                     100,000         103,508
DaimlerChrysler N.A. Holding
  Corp.
  4.875%, due 6/15/10                    100,000         101,840
  7.75%, due 1/18/11                     150,000         159,341
  8.50%, due 1/18/31                     300,000         366,890
Deere & Co.
  4.375%, due 10/16/19                   100,000         100,681
  7.125%, due 3/3/31                     125,000         152,829
Dow Chemical Co. (The)
  6.00%, due 10/1/12                     850,000         908,357
E.I. du Pont de Nemours & Co.
  4.75%, due 11/15/12                    280,000         299,950
Eastman Chemical Co.
  7.25%, due 1/15/24                     100,000         108,717
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                      100,000         110,781
General Dynamics Corp.
  4.25%, due 5/15/13                     100,000         106,176
General Electric Co.
  5.25%, due 12/6/17                     500,000         520,171
Goodrich Corp.
  7.00%, due 4/15/38                      50,000          54,672
Hewlett-Packard Co.
  5.25%, due 3/1/12                      350,000         376,995
Honeywell International, Inc.
  5.30%, due 3/1/18                      250,000         268,591
  5.70%, due 3/15/37                     100,000         106,943
  6.125%, due 11/1/11                    100,000         109,057
International Business
  Machines Corp.
  5.70%, due 9/14/17                     700,000         772,988
  5.875%, due 11/29/32                   100,000         108,158
  6.50%, due 1/15/28                     100,000         113,261
  7.50%, due 6/15/13                     100,000         116,193
  8.375%, due 11/1/19                    100,000         130,909
International Paper Co.
  5.25%, due 4/1/16                      100,000         100,025
ITT Corp.
  4.90%, due 5/1/14                      250,000         265,070
Johnson Controls, Inc.
  5.50%, due 1/15/16                      50,000          51,215
  6.00%, due 1/15/36                      50,000          44,355
Lockheed Martin Corp.
  7.65%, due 5/1/16                      250,000         302,655
Lubrizol Corp.
  5.50%, due 10/1/14                     100,000         107,590
MDC Holdings, Inc.
  5.375%, due 7/1/15                      50,000          51,025
Microsoft Corp.
  4.20%, due 6/1/19                      250,000         254,935
Monsanto Co.
  7.375%, due 8/15/12                    100,000         114,818
Newmont Mining Corp.
  5.125%, due 10/1/19                    150,000         149,823
  8.625%, due 5/15/11                     50,000          52,808
Northrop Grumman Corp.
  5.05%, due 8/1/19                      100,000         105,136
  7.125%, due 2/15/11                    100,000         106,903
  7.75%, due 3/1/16                      250,000         301,028
  7.875%, due 3/1/26                     100,000         125,945
Nucor Corp.
  5.00%, due 12/1/12                     245,000         265,025
Pitney Bowes, Inc.
  3.875%, due 6/15/13                    150,000         155,346
  5.75%, due 9/15/17                     100,000         107,557
PPG Industries, Inc.
  5.75%, due 3/15/13                     100,000         107,132
Praxair, Inc.
  3.95%, due 6/1/13                      200,000         209,239
Raytheon Co.
  6.40%, due 12/15/18                    200,000         231,219
Rohm & Haas Co.
  7.85%, due 7/15/29                     100,000         100,081
United Technologies Corp.
  4.875%, due 5/1/15                     200,000         218,115
  6.125%, due 2/1/19                     250,000         282,084
VF Corp.
  6.45%, due 11/1/37                      50,000          54,916
Vulcan Materials Co.
  5.60%, due 11/30/12                     75,000          79,232
  6.30%, due 6/15/13                     150,000         160,973
Weyerhaeuser Co.
  6.75%, due 3/15/12                     200,000         209,586
  7.375%, due 3/15/32                    100,000          91,747
Xerox Corp.
  6.35%, due 5/15/18                     100,000         105,779
  6.40%, due 3/15/16                     160,000         170,348
                                                   -------------
                                                      11,421,960
                                                   -------------

SERVICE 2.1%
Abbott Laboratories
  5.875%, due 5/15/16                    200,000         224,007
  6.15%, due 11/30/37                    100,000         111,709
Aetna, Inc.
  6.00%, due 6/15/16                     175,000         187,330
  7.875%, due 3/1/11                     100,000         105,979
Allergan, Inc.
  5.75%, due 4/1/16                       50,000          53,374
Amgen, Inc.
  4.85%, due 11/18/14                    100,000         108,212
  5.85%, due 6/1/17                      150,000         165,064
  6.40%, due 2/1/39                      100,000         114,124
Baxter International, Inc.
  4.625%, due 3/15/15                     50,000          53,510
  5.90%, due 9/1/16                      100,000         112,332


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
SERVICE (CONTINUED)
Bristol-Myers Squibb Co.
  5.45%, due 5/1/18                  $   100,000   $     108,776
  5.875%, due 11/15/36                   150,000         162,086
  7.15%, due 6/15/23                      50,000          60,299
Cintas Corp. No. 2
  6.00%, due 6/1/12                      100,000         108,939
Clorox Co. (The)
  5.00%, due 1/15/15                      50,000          53,061
Comcast Corp.
  4.95%, due 6/15/16                     100,000         102,476
  5.65%, due 6/15/35                     200,000         187,513
  5.875%, due 2/15/18                    275,000         290,327
  6.45%, due 3/15/37                     250,000         256,291
Cox Communications, Inc.
  5.45%, due 12/15/14                    100,000         107,340
  7.125%, due 10/1/12                    200,000         224,436
Eli Lilly & Co.
  4.50%, due 3/15/18                     100,000         101,520
  7.125%, due 6/1/25                     100,000         119,513
FedEx Corp.
  8.00%, due 1/15/19                      50,000          60,575
Fortune Brands, Inc.
  5.375%, due 1/15/16                    100,000         100,872
  5.875%, due 1/15/36                     25,000          21,143
Genentech, Inc.
  4.75%, due 7/15/15                     100,000         107,810
GlaxoSmithKline Capital, Inc.
  4.375%, due 4/15/14                    200,000         211,880
  6.375%, due 5/15/38                    250,000         283,671
Historic TW, Inc.
  6.625%, due 5/15/29                    250,000         253,255
Johnson & Johnson
  5.15%, due 7/15/18                     250,000         271,120
  6.95%, due 9/1/29                      100,000         121,904
Kimberly-Clark Corp.
  6.375%, due 1/1/28                     100,000         112,805
  6.625%, due 8/1/37                     100,000         119,462
L-3 Communications Corp.
  5.20%, due 10/15/19 (c)                100,000         100,987
Marriott International, Inc.
  Series J
  5.625%, due 2/15/13                     50,000          51,753
McKesson Corp.
  5.70%, due 3/1/17                       50,000          52,254
Medtronic, Inc.
  Series B
  4.75%, due 9/15/15                      50,000          54,094
Merck & Co., Inc.
  4.75%, due 3/1/15                      100,000         108,396
  5.00%, due 6/30/19                     250,000         266,069
News America, Inc.
  5.30%, due 12/15/14                    300,000         325,602
  6.40%, due 12/15/35                    175,000         174,984
  7.25%, due 5/18/18                     100,000         110,295
Oracle Corp.
  5.00%, due 7/8/19                      250,000         263,518
  5.25%, due 1/15/16                     250,000         271,602
Quest Diagnostics, Inc.
  7.50%, due 7/12/11                      23,000          24,571
R.R. Donnelley & Sons Co.
  5.50%, due 5/15/15                     100,000          97,543
Republic Services, Inc.
  6.75%, due 8/15/11                      50,000          52,593
Schering-Plough Corp.
  6.00%, due 9/15/17                     250,000         280,890
  6.75%, due 12/1/33                     100,000         115,593
Science Applications
  International Corp.
  6.25%, due 7/1/12                      100,000         109,652
Teva Pharmaceutical Finance
  LLC
  6.15%, due 2/1/36                       50,000          52,436
Time Warner Cable, Inc.
  6.20%, due 7/1/13                      500,000         547,769
  6.55%, due 5/1/37                      275,000         284,440
  6.75%, due 7/1/18                      250,000         275,216
Time Warner Cos., Inc.
  6.95%, due 1/15/28                     200,000         208,711
Time Warner, Inc.
  7.625%, due 4/15/31                    375,000         419,399
UnitedHealth Group, Inc.
  5.375%, due 3/15/16                    100,000         102,237
  6.00%, due 6/15/17                     330,000         345,612
Viacom, Inc.
  5.625%, due 8/15/12                    350,000         363,027
  6.875%, due 4/30/36                    250,000         263,865
Walt Disney Co. (The)
  6.375%, due 3/1/12                     250,000         275,692
Waste Management, Inc.
  5.00%, due 3/15/14                      50,000          52,104
  7.125%, due 12/15/17                   100,000         110,927
  7.75%, due 5/15/32                      75,000          91,098
WellPoint, Inc.
  5.95%, due 12/15/34                    250,000         242,384
  6.80%, due 8/1/12                      100,000         109,937
Western Union Co. (The)
  5.93%, due 10/1/16                     130,000         140,249
Wyeth
  5.50%, due 3/15/13                     100,000         109,800
  6.00%, due 2/15/36                     200,000         218,512
  6.45%, due 2/1/24                      100,000         111,920
Wyndham Worldwide Corp.
  6.00%, due 12/1/16                      50,000          45,518
                                                   -------------
                                                      11,613,964
                                                   -------------

TELECOMMUNICATION 0.8%
AT&T, Inc.
  6.30%, due 1/15/38                     300,000         312,721
  6.80%, due 5/15/36                     265,000         290,862




18    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATION (CONTINUED)
BellSouth Corp.
  6.00%, due 11/15/34                $   100,000   $      98,899
  6.875%, due 10/15/31                   250,000         270,520
CenturyTel, Inc.
  Series H
  8.375%, due 10/15/10                   100,000         106,194
Cingular Wireless LLC
  6.50%, due 12/15/11                    100,000         109,920
Cisco Systems, Inc.
  5.50%, due 2/22/16                     425,000         467,106
Embarq Corp.
  7.995%, due 6/1/36                     200,000         206,938
Harris Corp.
  5.00%, due 10/1/15                      50,000          52,387
Motorola, Inc.
  7.50%, due 5/15/25                     100,000          91,991
New Cingular Wireless
  Services, Inc.
  8.125%, due 5/1/12                     100,000         114,263
  8.75%, due 3/1/31                      100,000         131,860
SBC Communications, Inc.
  5.10%, due 9/15/14                     700,000         754,891
  6.15%, due 9/15/34                     250,000         252,014
Verizon Communications, Inc.
  5.85%, due 9/15/35                     300,000         299,737
  6.10%, due 4/15/18                     170,000         184,678
  6.35%, due 4/1/19                      250,000         277,408
  6.40%, due 2/15/38                     175,000         186,544
Verizon Global Funding Corp.
  7.75%, due 12/1/30                     350,000         418,620
                                                   -------------
                                                       4,627,553
                                                   -------------

TRANSPORTATION 0.3%
Burlington Northern Santa Fe
  Corp.
  6.15%, due 5/1/37                      175,000         191,291
  6.20%, due 8/15/36                      50,000          53,985
  7.125%, due 12/15/10                   100,000         106,085
CSX Corp.
  5.60%, due 5/1/17                      100,000         104,596
CSX Transportation, Inc.
  7.875%, due 5/15/43                    100,000         117,340
Norfolk Southern Corp.
  7.05%, due 5/1/37                      100,000         121,905
  7.25%, due 2/15/31                     100,000         120,455
Southwest Airlines Co.
  5.25%, due 10/1/14                      75,000          75,576
TTX Co.
  5.00%, due 4/1/12 (c)                  100,000          98,747
Union Pacific Corp.
  5.375%, due 5/1/14                     250,000         268,306
  5.65%, due 5/1/17                      100,000         106,261
  6.125%, due 1/15/12                    100,000         107,651
  6.65%, due 1/15/11                     100,000         105,542
  7.00%, due 2/1/16                       50,000          57,399
United Parcel Service
  6.20%, due 1/15/38                     200,000         225,536
                                                   -------------
                                                       1,860,675
                                                   -------------

WATER 0.0%++
American Water Capital Corp.
  6.085%, due 10/15/17                   100,000         104,873
                                                   -------------
Total Corporate Bonds
  (Cost $98,058,434)                                 101,499,029
                                                   -------------


FOREIGN GOVERNMENT BONDS 1.4%
----------------------------------------------------------------

FOREIGN GOVERNMENTS 1.4%
Federal Republic of Brazil
  6.00%, due 1/17/17                   2,200,000       2,351,800
Malaysian Government
  7.50%, due 7/15/11                     100,000         109,392
Province of Ontario
  2.625%, due 1/20/12                    250,000         256,692
  4.00%, due 10/7/19                     225,000         221,516
  4.10%, due 6/16/14                     250,000         264,322
  4.375%, due 2/15/13                     50,000          52,951
  4.95%, due 11/28/16                    300,000         324,928
Province of Quebec
  5.125%, due 11/14/16                    85,000          92,781
  Series NJ
  7.50%, due 7/15/23                     302,000         378,190
Republic of Chile
  5.50%, due 1/15/13                     100,000         112,240
Republic of Italy
  6.875%, due 9/27/23                    750,000         886,123
Republic of Korea
  5.75%, due 4/16/14                     500,000         541,924
Republic of Poland
  5.25%, due 1/15/14                     100,000         105,981
Republic of South Africa
  7.375%, due 4/25/12                    100,000         109,750
United Mexican States
  Series MTNA
  5.875%, due 1/15/14                  1,500,000       1,597,500
  7.50%, due 1/14/12                     250,000         275,625
                                                   -------------
Total Foreign Government
  Bonds
  (Cost $7,390,308)                                    7,681,715
                                                   -------------

MORTGAGE-BACKED SECURITIES 3.5%
----------------------------------------------------------------


COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 3.5%

Banc of America Commercial
  Mortgage, Inc.
  Series 2005-4, Class A3
  4.891%, due 7/10/45                  2,714,000       2,741,137


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                       PRINCIPAL
                                          AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW15, Class
  AAB
  5.315%, due 2/11/44                $ 1,350,000   $   1,325,103
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41                    500,000         490,888
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C5, Class A3
  5.311%, due 12/15/39                 2,000,000       1,732,472
Greenwich Capital Commercial
  Funding Corp.
  Series 2005-GG5, Class A5
  5.224%, due 4/10/37                  1,000,000         966,415
  Series 2006-GG7, Class A4
  5.918%, due 7/10/38 (d)              1,000,000         958,818
V  JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2003-CB7, Class A4
  4.879%, due 1/12/38                  1,000,000       1,034,836
  Series 2004-CB9, Class A2
  5.108%, due 6/12/41                  1,902,393       1,878,587
  Series 2007-CB18, Class A4
  5.44%, due 6/12/47                   1,245,000       1,132,674
  Series 2007-CB19, Class
  ASB
  5.729%, due 2/12/49 (d)              1,090,000       1,081,313
Morgan Stanley Capital I
  Series 2005-IQ10, Class
  AAB
  5.178%, due 9/15/42                  2,170,000       2,241,101
  Series 2007-IQ14, Class
  AAB
  5.654%, due 4/15/49                    500,000         466,426
  Series 2006-IQ11, Class A4
  5.77%, due 10/15/42 (d)              1,400,000       1,367,904
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C12, Class A4
  5.236%, due 7/15/41                  1,765,000       1,777,435
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $14,921,440)                                  19,195,109
                                                   -------------



U.S. GOVERNMENT & FEDERAL AGENCIES 71.5%
----------------------------------------------------------------

  FEDERAL HOME LOAN BANK 0.9%
  4.875%, due 5/14/10                  5,000,000       5,121,600
                                                   -------------


  FEDERAL HOME LOAN MORTGAGE CORPORATION 3.4%
  2.125%, due 9/21/12                  5,500,000       5,591,262
  3.75%, due 3/27/19                   2,300,000       2,301,279
  4.125%, due 7/12/10                  1,085,000       1,113,571
  4.50%, due 1/15/15                   2,000,000       2,169,486
  4.75%, due 1/19/16                   2,000,000       2,192,596
  4.875%, due 2/9/10                   1,500,000       1,518,587
  5.00%, due 7/15/14                   1,000,000       1,110,086
  5.125%, due 10/18/16                 2,430,000       2,694,872
                                                   -------------
                                                      18,691,739
                                                   -------------


  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 20.4%
  4.00%, due 8/1/20                      462,001         472,182
  4.00%, due 8/1/21 TBA (e)            1,500,000       1,527,657
  4.00%, due 9/1/24                    2,487,426       2,537,577
  4.00%, due 10/1/24                     500,000         510,081
  4.00%, due 1/1/39 TBA (e)            1,000,000         985,312
  4.00%, due 5/1/39                    3,466,952       3,420,551
  4.00%, due 7/1/39                    2,986,443       2,946,473
  4.50%, due 4/1/20                    3,537,777       3,737,349
  4.50%, due 6/1/23                      404,805         421,379
  4.50%, due 12/1/23                     471,420         490,722
  4.50%, due 7/1/24                    1,976,451       2,055,828
  4.50%, due 8/1/33                      305,355         311,133
  4.50%, due 6/1/34                      450,806         458,491
  4.50%, due 6/1/35                      701,654         712,080
  4.50%, due 8/1/35                      703,578         714,033
  4.50%, due 3/1/36                      324,074         328,890
  4.50%, due 7/1/38 TBA (e)            1,000,000       1,010,625
  4.50%, due 4/1/39                    1,976,287       2,000,096
  4.50%, due 6/1/39                    9,969,400      10,089,506
  4.50%, due 7/1/39                      742,580         751,526
  4.50%, due 9/1/39                    2,489,450       2,519,442
  4.50%, due 10/1/39                   2,000,000       2,024,095
  5.00%, due 5/1/18                    3,003,082       3,215,660
  5.00%, due 6/1/18                    1,375,592       1,472,966
  5.00%, due 8/1/35                    6,478,654       6,730,574
  5.00%, due 11/1/35 TBA (e)           4,500,000       4,663,125
  5.00%, due 10/1/36                     171,421         177,952
  5.00%, due 6/1/37                    6,868,408       7,129,045
  5.00%, due 11/1/37                     359,400         373,039
  5.00%, due 5/1/38                      487,645         506,150
  5.00%, due 9/1/38                      963,102         999,595
  5.00%, due 3/1/39                      452,614         469,719
  5.015%, due 4/1/39 (d)               2,244,648       2,357,202
  5.308%, due 3/1/39 (d)               1,193,390       1,260,581
  5.50%, due 2/1/18                      346,829         373,163
  5.50%, due 1/1/22                      737,230         786,294
  5.50%, due 3/1/23                      184,741         196,882
  5.50%, due 6/1/23                      416,033         443,373
  5.50%, due 9/1/35                      768,549         811,792
  5.50%, due 9/1/36                       33,010          34,821
  5.50%, due 4/1/37                    9,901,210      10,436,654
  5.50%, due 6/1/37                    1,386,493       1,461,473
  5.50%, due 7/1/37                      440,453         464,272
  5.50%, due 8/1/37                    1,880,727       1,982,433
  5.50%, due 11/1/37                   1,286,524       1,356,098
  5.50%, due 1/1/38                    1,702,831       1,795,467
  5.50%, due 6/1/38                    3,573,120       3,766,148
  5.50%, due 8/1/38                      999,999       1,054,022
  5.50%, due 10/1/38                   1,000,000       1,054,022




20    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 12/1/38                 $ 2,000,000   $   2,108,044
  5.50%, due 1/1/39                    1,000,000       1,054,078
  5.832%, due 10/1/37 (d)              2,233,464       2,378,251
  6.00%, due 8/1/17                      269,957         290,369
  6.00%, due 6/1/21                      159,818         171,453
  6.00%, due 9/1/21                      229,495         246,202
  6.00%, due 11/1/22                     241,626         259,014
  6.00%, due 4/1/36                      961,352       1,024,493
  6.00%, due 8/1/36                      466,585         497,230
  6.00%, due 11/1/37                   2,908,908       3,098,143
  6.00%, due 10/1/38                     155,815         165,772
  6.171%, due 10/1/36 (d)              1,756,945       1,867,998
  6.50%, due 4/1/11                        1,007           1,043
  6.50%, due 5/1/11                        1,922           2,019
  6.50%, due 10/1/11                       1,116           1,164
  6.50%, due 6/1/14                       14,359          15,249
  6.50%, due 4/1/17                       14,369          15,515
  6.50%, due 5/1/17                       32,924          35,457
  6.50%, due 11/1/25                      33,188          35,985
  6.50%, due 5/1/26                        2,688           2,906
  6.50%, due 3/1/27                       10,756          11,667
  6.50%, due 5/1/31                       14,593          15,817
  6.50%, due 8/1/31                       12,475          13,522
  6.50%, due 1/1/32                      100,824         109,285
  6.50%, due 3/1/32                       77,093          83,442
  6.50%, due 4/1/32                       33,929          36,724
  6.50%, due 7/1/32                       34,542          37,387
  6.50%, due 1/1/34                       85,581          92,308
  6.50%, due 12/1/34 TBA (e)           1,000,000       1,072,188
  6.50%, due 1/1/37                      542,584         582,693
  7.00%, due 6/1/11                        1,634           1,699
  7.00%, due 11/1/11                         649             679
  7.00%, due 4/1/26                        9,622          10,629
  7.00%, due 7/1/26                          914           1,010
  7.00%, due 12/1/27                      15,600          17,243
  7.00%, due 1/1/30                        7,551           8,326
  7.00%, due 3/1/31                       41,971          46,245
  7.00%, due 10/1/31                      20,345          22,416
  7.00%, due 3/1/32                       79,311          87,387
  7.00%, due 9/1/33                      323,756         352,039
  7.00%, due 11/1/36                     209,799         226,972
  7.00%, due 12/1/37                     562,830         608,439
  7.50%, due 1/1/16                        6,862           7,448
  7.50%, due 1/1/26                        2,733           3,079
  7.50%, due 2/1/32                       47,365          53,400
  8.00%, due 7/1/26                        4,788           5,457
                                                   -------------
                                                     112,175,436

                                                   -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION 3.4%
  2.75%, due 3/13/14                   1,000,000       1,014,828
  2.875%, due 10/12/10                 1,000,000       1,022,654
  3.00%, due 9/16/14                   3,000,000       3,059,961
  4.875%, due 5/18/12                  7,000,000       7,609,525
  5.50%, due 3/15/11                   5,000,000       5,328,915
  6.21%, due 8/6/38                      475,000         562,266
                                                   -------------
                                                      18,598,149
                                                   -------------


  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 11.2%
  4.00%, due 3/1/22                      369,869         377,326
  4.50%, due 2/1/23                      262,069         272,840
  4.50%, due 3/1/23                      383,431         399,189
  5.00%, due 3/1/21                       36,675          38,852
  5.00%, due 6/1/22                      791,848         836,010
  5.00%, due 4/1/23                      354,078         373,584
  5.00%, due 1/1/24                      497,783         525,206
  5.00%, due 6/1/35 TBA (e)            6,400,000       6,633,997
  5.00%, due 5/1/37                    2,442,785       2,536,245
  5.00%, due 6/1/38                      994,083       1,032,061
  5.50%, due 8/1/17                       45,961          49,494
  5.50%, due 11/1/19 TBA (e)             500,000         531,406
  5.50%, due 7/1/22                      756,647         805,466
  5.50%, due 5/1/35                      513,170         542,044
  5.50%, due 5/1/35 TBA (e)            2,500,000       2,631,250
  5.50%, due 6/1/35                      258,388         272,926
  5.50%, due 7/1/35                    1,524,902       1,610,703
  5.50%, due 8/1/35                      872,040         921,106
  5.50%, due 9/1/35                      626,827         662,096
  5.50%, due 11/1/35                   3,201,975       3,382,138
  5.50%, due 4/1/36                      627,825         663,150
  5.50%, due 6/1/36                      539,146         568,555
  5.50%, due 1/1/37                      743,865         784,441
  5.50%, due 4/1/37                      270,335         284,997
  5.50%, due 10/1/38                     492,044         518,653
  5.50%, due 11/1/38                     921,399         971,227
  5.532%, due 11/1/38 (d)              1,966,271       2,073,986
  6.00%, due 6/1/16                       55,330          59,773
  6.00%, due 7/1/16                       22,233          24,018
  6.00%, due 9/1/16                       32,484          35,092
  6.00%, due 9/1/17                       17,077          18,443
  6.00%, due 12/1/35 TBA (e)           2,000,000       2,124,376
  6.00%, due 1/1/36                       22,930          24,464
  6.00%, due 7/1/36                    5,787,513       6,165,821
  6.00%, due 8/1/36                      684,057         728,770
  6.00%, due 9/1/36                    1,056,003       1,125,031
  6.00%, due 10/1/36                     276,016         294,058
  6.00%, due 11/1/36                     515,042         548,708
  6.00%, due 12/1/36                     378,962         403,733
  6.00%, due 4/1/37                    1,981,292       2,110,137
  6.00%, due 6/1/37                      674,207         717,646
  6.00%, due 7/1/37                    5,192,239       5,526,768
  6.00%, due 8/1/37                      651,546         693,525
  6.00%, due 2/1/38                    1,979,893       2,107,455
  6.00%, due 4/1/38                      741,120         788,870
  6.50%, due 3/1/11                           77              79
  6.50%, due 4/1/11                        1,212           1,249
  6.50%, due 6/1/11                          127             131
  6.50%, due 9/1/11                        3,871           4,026


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.50%, due 10/1/11                 $    17,477   $      18,129
  6.50%, due 11/1/11                       2,657           2,766
  6.50%, due 6/1/15                       44,718          47,614
  6.50%, due 2/1/28                       12,524          13,579
  6.50%, due 7/1/32                       19,154          20,756
  6.50%, due 8/1/32                      222,057         240,623
  6.50%, due 9/1/32                        3,941           4,271
  6.50%, due 1/1/35                      540,133         581,581
  6.50%, due 8/1/35                      408,444         439,786
  6.50%, due 9/1/35                       18,596          20,023
  6.50%, due 3/1/36                      175,239         188,494
  6.50%, due 4/1/36                      452,093         486,290
  6.50%, due 7/1/36                      861,939         927,137
  6.50%, due 8/1/36                      314,168         337,932
  6.50%, due 9/1/36                      545,320         586,569
  6.50%, due 10/1/36                     185,234         199,245
  6.50%, due 11/1/36                     308,799         332,157
  6.50%, due 8/1/37                        6,127           6,587
  6.50%, due 10/1/37                     697,827         750,175
  6.50%, due 11/1/37                     302,984         325,713
  6.50%, due 12/1/37                     366,742         394,253
  6.50%, due 2/1/38                      771,435         829,305
  7.00%, due 5/1/11                          883             914
  7.00%, due 6/1/11                        1,146           1,186
  7.00%, due 10/1/11                         121             125
  7.00%, due 11/1/11                       4,631           4,817
  7.00%, due 9/1/37                      492,840         538,570
  7.00%, due 10/1/37                      26,343          28,787
  7.00%, due 11/1/37                     349,463         381,890
  7.50%, due 7/1/30                       10,315          11,682
  7.50%, due 7/1/31                       56,449          63,946
  7.50%, due 8/1/31                          739             837
  8.00%, due 8/1/10                           44              45
  8.00%, due 9/1/11                          340             349
  8.00%, due 11/1/11                       2,128           2,239
  8.00%, due 1/1/25                          221             252
  8.00%, due 6/1/25                          316             361
  8.00%, due 9/1/25                        1,313           1,497
  8.00%, due 2/1/26                        1,002           1,143
  8.00%, due 9/1/26                        7,658           8,731
  8.00%, due 10/1/26                       1,549           1,767
  8.00%, due 11/1/26                       2,000           2,281
  8.00%, due 4/1/27                        3,124           3,564
  8.00%, due 6/1/27                       20,215          23,060
  8.00%, due 12/1/27                       8,875           9,953
  8.00%, due 1/1/28                       32,042          36,552
                                                   -------------
                                                      61,678,654
                                                   -------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 5.5%
  4.00%, due 3/1/39 TBA (e)            1,000,000         985,312
  4.00%, due 5/15/39                     993,359         980,888
  4.50%, due 3/15/39                     494,921         503,033
  4.50%, due 5/15/39                   1,492,376       1,516,836
  4.50%, due 7/15/39                   2,496,812       2,537,735
  5.00%, due 4/20/33                     248,880         260,291
  5.00%, due 8/15/33                      99,025         103,700
  5.00%, due 2/15/36                     382,489         398,633
  5.00%, due 6/20/36                     674,967         702,839
  5.00%, due 9/15/37                      99,380         103,497
  5.00%, due 1/1/38 TBA (e)              500,000         519,375
  5.00%, due 1/15/39                     464,816         484,000
  5.00%, due 3/15/39                   1,942,197       2,022,354
  5.00%, due 5/15/39                     491,233         511,507
  5.00%, due 8/15/39                     498,677         519,258
  5.00%, due 9/15/39                     499,427         520,039
  5.00%, due 10/15/39                  1,000,000       1,041,272
  5.50%, due 3/15/33                   1,738,067       1,846,940
  5.50%, due 7/15/34                     298,784         317,313
  5.50%, due 7/20/34                     231,370         245,892
  5.50%, due 9/15/35                     541,512         574,079
  5.50%, due 10/15/35                    177,553         188,231
  5.50%, due 12/20/35                    589,711         625,752
  5.50%, due 7/1/36 TBA (e)            1,000,000       1,054,688
  5.50%, due 1/15/37                     347,235         367,196
  5.50%, due 6/15/38                   1,952,605       2,063,933
  5.50%, due 11/15/38                    260,864         275,737
  5.50%, due 1/15/39                     475,801         502,929
  6.00%, due 3/20/29                      56,771          61,017
  6.00%, due 1/15/32                     109,865         117,884
  6.00%, due 12/15/32                     53,033          56,904
  6.00%, due 3/20/33                     304,359         326,862
  6.00%, due 2/15/34                     240,254         257,040
  6.00%, due 1/20/35                     165,208         176,443
  6.00%, due 6/15/35                     155,182         165,540
  6.00%, due 9/15/35                     339,191         361,830
  6.00%, due 5/15/36                     513,249         546,384
  6.00%, due 9/15/36                     304,635         324,302
  6.00%, due 10/15/36                    794,939         846,259
  6.00%, due 5/15/37                     317,094         337,317
  6.00%, due 6/15/37                     231,733         246,785
  6.00%, due 8/15/37                     261,324         277,990
  6.00%, due 11/15/37                    193,226         205,549
  6.00%, due 12/15/37                    338,787         360,393
  6.00%, due 1/15/38                     362,966         386,058
  6.00%, due 5/15/38                     401,126         426,646
  6.00%, due 9/15/38                     311,130         330,925
  6.50%, due 3/20/31                      36,493          39,506
  6.50%, due 1/15/32                      55,981          60,315
  6.50%, due 12/1/33 TBA (e)             500,000         531,562
  6.50%, due 6/15/35                       3,328           3,548
  6.50%, due 12/15/35                     89,731          95,612
  6.50%, due 1/15/36                     398,013         423,974
  6.50%, due 9/15/36                     156,836         167,066
  6.50%, due 9/15/37                     345,082         367,428
  6.50%, due 10/15/37                    248,379         264,463
  6.50%, due 11/15/38                    275,088         292,774




22    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  7.00%, due 11/15/11                $     4,933   $       5,095
  7.00%, due 2/15/26                       1,598           1,763
  7.00%, due 6/15/29                         613             677
  7.00%, due 12/15/29                      5,889           6,510
  7.00%, due 5/15/31                       2,675           2,960
  7.00%, due 8/15/31                      25,896          28,651
  7.00%, due 8/20/31                      47,149          51,752
  7.00%, due 8/15/32                      76,811          84,978
  7.50%, due 9/15/11                       9,385           9,732
  7.50%, due 3/15/26                       5,165           5,852
  7.50%, due 10/15/26                     10,746          12,178
  7.50%, due 11/15/26                      1,414           1,602
  7.50%, due 1/15/30                      15,774          17,917
  7.50%, due 10/15/30                      7,828           8,892
  7.50%, due 3/15/32                      38,005          43,623
  8.00%, due 6/15/26                         307             352
  8.00%, due 9/15/26                       1,702           1,950
  8.00%, due 10/15/26                        597             684
  8.00%, due 11/15/26                      2,151           2,450
  8.00%, due 5/15/27                         305             348
  8.00%, due 7/15/27                       1,226           1,405
  8.00%, due 9/15/27                         594             681
  8.00%, due 11/15/30                     34,529          39,668
  8.50%, due 7/15/26                       1,162           1,334
  8.50%, due 11/15/26                      6,371           7,316
                                                   -------------
                                                      30,170,005

                                                   -------------

TENNESSEE VALLEY AUTHORITY 0.0%++
  5.25%, due 9/15/39                     250,000         255,935
                                                   -------------


  UNITED STATES TREASURY BONDS 4.9%
  4.50%, due 5/15/38                     415,000         433,480
  4.50%, due 8/15/39                   2,500,000       2,611,720
  4.75%, due 2/15/37                   3,000,000       3,253,125
  5.00%, due 5/15/37                     325,000         365,981
  5.25%, due 11/15/28                  3,000,000       3,412,968
  5.375%, due 2/15/31                  1,007,000       1,170,165
  6.25%, due 8/15/23                     600,000         744,094
  6.75%, due 8/15/26                   1,000,000       1,317,812
  7.50%, due 11/15/16                    403,000         518,076
  8.125%, due 8/15/19                  3,000,000       4,167,186
  8.75%, due 5/15/17                     252,000         347,563
  8.875%, due 2/15/19                  2,802,000       4,030,282
  9.25%, due 2/15/16                   2,900,000       3,991,351
  9.875%, due 11/15/15                   302,000         423,649
                                                   -------------
                                                      26,787,452

                                                   -------------

  UNITED STATES TREASURY NOTES 21.8%
  0.875%, due 3/31/11                 12,346,000      12,400,977
  0.875%, due 5/31/11                  3,000,000       3,011,601
  1.00%, due 7/31/11                   3,000,000       3,014,298
  1.00%, due 9/30/11                   5,000,000       5,014,060
  1.125%, due 12/15/11                 2,000,000       2,005,938
  1.375%, due 4/15/12                  1,900,000       1,909,648
  1.375%, due 10/15/12                13,350,000      13,336,436
  1.50%, due 12/31/13                    900,000         882,914
  1.75%, due 11/15/11                  2,700,000       2,744,507
  1.875%, due 2/28/14                  3,005,000       2,983,872
  2.00%, due 11/30/13                    395,000         396,142
  2.375%, due 8/31/14                  5,400,000       5,427,421
  2.375%, due 9/30/14                 14,800,000      14,858,904
  2.375%, due 3/31/16                  4,300,000       4,185,783
  2.625%, due 6/30/14                    500,000         509,571
  2.75%, due 2/15/19                   1,735,000       1,648,791
  3.00%, due 9/30/16                   6,000,000       6,015,936
  3.125%, due 5/15/19                  9,045,000       8,851,383
  3.25%, due 6/30/16                   1,750,000       1,789,921
  3.50%, due 2/15/18                   5,300,000       5,401,447
  3.75%, due 11/15/18                    490,000         505,160
  3.875%, due 10/31/12                   100,000         107,305
  3.875%, due 2/15/13                  2,500,000       2,683,008
  4.00%, due 8/15/18                     300,000         315,492
  4.125%, due 5/15/15                    100,000         108,398
  4.50%, due 3/31/12                   1,700,000       1,835,470
  4.625%, due 7/31/12                  3,500,000       3,817,460
  4.75%, due 5/31/12                   4,900,000       5,342,916
  4.875%, due 4/30/11                  1,500,000       1,595,391
  4.875%, due 6/30/12                  3,500,000       3,833,592
  5.125%, due 5/15/16                  3,000,000       3,413,673
                                                   -------------
                                                     119,947,415
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $380,543,106)                                393,426,385
                                                   -------------



YANKEE BONDS 3.7% (F)
----------------------------------------------------------------

BANKS 0.9%
Abbey National PLC
  7.95%, due 10/26/29                    100,000         104,767
Bank of Tokyo-Mitsubishi,
  Ltd. (The)
  8.40%, due 4/15/10                     100,000         102,709
Deutsche Bank A.G.
  6.00%, due 9/1/17                      325,000         354,624
Eksportfinans A/S
  5.50%, due 5/25/16                     200,000         216,109
HSBC Bank PLC
  6.95%, due 3/15/11                     200,000         210,087
Inter-American Development
  Bank
  6.80%, due 10/15/25                    604,000         728,640
Korea Development Bank
  5.30%, due 1/17/13                     125,000         129,493
Kreditanstalt fuer
  Wiederaufbau
  4.50%, due 7/16/18                     350,000         369,529
  Series G
  4.875%, due 1/17/17                  1,000,000       1,091,013
Landwirtschaftliche
  Rentenbank
  5.125%, due 2/1/17                     375,000         405,141


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

                                       PRINCIPAL
                                          AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
BANKS (CONTINUED)
Oesterreichische Kontrollbank
  A.G.
  4.75%, due 10/16/12                $   500,000   $     540,539
Royal Bank of Canada
  5.65%, due 7/20/11                     150,000         161,133
Royal Bank of Scotland Group
  PLC
  5.00%, due 11/12/13                    100,000          89,788
  5.05%, due 1/8/15                      100,000          87,993
Santander Financial Issuances
  6.375%, due 2/15/11                    100,000         105,063
UBS A.G.
  5.875%, due 7/15/16                    125,000         125,604
  5.875%, due 12/20/17                   200,000         205,415
Westpac Banking Corp.
  4.625%, due 6/1/18                      50,000          48,056
                                                   -------------
                                                       5,075,703

                                                   -------------

CONSUMER 0.2%
Diageo Capital PLC
  5.125%, due 1/30/12                    100,000         106,646
  5.875%, due 9/30/36                    150,000         163,476
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10                     250,000         258,504
Novartis Capital Corp.
  4.125%, due 2/10/14                    100,000         105,625
Novartis Securities
  Investment, Ltd.
  5.125%, due 2/10/19                    450,000         479,090
                                                   -------------
                                                       1,113,341

                                                   -------------

ELECTRIC 0.1%
Hydro Quebec
  Series JL
  6.30%, due 5/11/11                     250,000         270,125
Scottish Power PLC
  5.375%, due 3/15/15                    100,000         107,628
                                                   -------------
                                                         377,753

                                                   -------------

ENERGY 0.8%
Anadarko Finance Co.
  6.75%, due 5/1/11                      100,000         106,625
Apache Finance Canada Corp.
  4.375%, due 5/15/15                    100,000         104,730
Canadian Natural Resources,
  Ltd.
  5.45%, due 10/1/12                     250,000         267,939
  5.85%, due 2/1/35                      105,000         105,182
  6.50%, due 2/15/37                      75,000          81,423
EnCana Corp.
  4.75%, due 10/15/13                    100,000         105,138
  6.30%, due 11/1/11                     100,000         108,353
  6.50%, due 8/15/34                      85,000          91,171
  6.50%, due 2/1/38                      125,000         134,405
Nexen, Inc.
  5.20%, due 3/10/15                     350,000         368,497
Norsk Hydro ASA
  7.75%, due 6/15/23                     125,000         152,425
Petro-Canada
  4.00%, due 7/15/13                     100,000         101,511
  6.05%, due 5/15/18                     225,000         239,600
Petrobras International
  Finance Co.
  5.875%, due 3/1/18                     150,000         152,130
Shell International Finance
  B.V.
  4.00%, due 3/21/14                     400,000         420,341
  4.30%, due 9/22/19                     125,000         125,475
Suncor Energy, Inc.
  6.10%, due 6/1/18                      100,000         106,857
  6.50%, due 6/15/38                     100,000         106,135
Talisman Energy, Inc.
  5.125%, due 5/15/15                     50,000          51,173
  6.25%, due 2/1/38                       55,000          56,961
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13                     300,000         305,972
  5.85%, due 3/15/36                     100,000         104,036
Transocean, Inc.
  6.00%, due 3/15/18                     125,000         135,476
  7.375%, due 4/15/18                    100,000         114,071
Weatherford International,
  Inc.
  4.95%, due 10/15/13                    100,000         104,984
  6.35%, due 6/15/17                     225,000         239,375
                                                   -------------
                                                       3,989,985

                                                   -------------

FINANCE-OTHER 0.2%
BP Capital Markets PLC
  5.25%, due 11/7/13                     250,000         275,913
ConocoPhilips Canada Funding
  Co.
  5.625%, due 10/15/16                   375,000         412,659
Credit Suisse New York
  5.50%, due 5/1/14                      500,000         542,199
                                                   -------------
                                                       1,230,771

                                                   -------------

FOREIGN GOVERNMENTS 0.1%
International Bank of
  Reconstruction &
  Development
  (zero coupon), due 3/11/31             504,000         173,386
Svensk Exportkredit AB
  3.25%, due 9/16/14                     250,000         252,816
  5.125%, due 3/1/17                     200,000         215,377
                                                   -------------
                                                         641,579

                                                   -------------

INDEPENDENT 0.1%
Rio Tinto Finance USA, Ltd.
  5.875%, due 7/15/13                    600,000         646,628
                                                   -------------


INSURANCE 0.0%++
Axa S.A.
  8.60%, due 12/15/30                    105,000         118,634
                                                   -------------


MANUFACTURING 0.4%
Alcan, Inc.
  5.00%, due 6/1/15                      100,000         101,969
  5.75%, due 6/1/35                       50,000          48,121
  6.45%, due 3/15/11                     100,000         105,351




24    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
MANUFACTURING (CONTINUED)
ArcelorMittal
  6.125%, due 6/1/18                 $   125,000   $     123,462
Barrick Gold Finance Co.
  4.875%, due 11/15/14                    50,000          53,211
BHP Billiton Finance USA,
  Ltd.
  4.80%, due 4/15/13                     100,000         106,624
  5.25%, due 12/15/15                    300,000         327,369
Celulosa Arauco y
  Constitucion S.A.
  5.625%, due 4/20/15                     50,000          51,599
Inco, Ltd.
  5.70%, due 10/15/15                    100,000         103,950
Ingersoll-Rand Co.
  4.75%, due 5/15/15                      50,000          50,341
Koninklijke Philips
  Electronics N.V.
  6.875%, due 3/11/38                    275,000         320,747
Lafarge S.A.
  6.50%, due 7/15/16                      50,000          52,190
  7.125%, due 7/15/36                     50,000          50,285
Potash Corp. of Saskatchewan
  7.75%, due 5/31/11                     140,000         153,333
Vale Overseas, Ltd.
  6.25%, due 1/23/17                     400,000         418,160
Xstrata Canada Corp.
  5.50%, due 6/15/17                      50,000          47,950
  8.375%, due 2/15/11                     75,000          80,464
                                                   -------------
                                                       2,195,126

                                                   -------------

SERVICE 0.2%
AstraZeneca PLC
  6.45%, due 9/15/37                     200,000         232,111
Covidien International
  Finance S.A.
  6.00%, due 10/15/17                    150,000         165,606
Thomson Corp. (The)
  5.70%, due 10/1/14                      50,000          55,183
  6.20%, due 1/5/12                      350,000         380,811
                                                   -------------
                                                         833,711
                                                   -------------

TELECOMMUNICATION 0.6%
America Movil S.A. de C.V.
  5.75%, due 1/15/15                     275,000         292,994
British Telecommunications
  PLC
  9.125%, due 12/15/10                   150,000         161,533
  9.625%, due 12/15/30                   100,000         125,640
Deutsche Telekom
  International
  Finance B.V.
  5.25%, due 7/22/13                     100,000         106,984
  5.75%, due 3/23/16                     200,000         213,252
  6.00%, due 7/8/19                      250,000         269,135
  9.25%, due 6/1/32                      100,000         133,251
France Telecom S.A.
  4.375%, due 7/8/14                     125,000         131,947
  8.50%, due 3/1/31                      250,000         342,046
Koninklijke (Royal) KPN N.V.
  8.00%, due 10/1/10                     100,000         105,981
Rogers Communications, Inc.
  6.80%, due 8/15/18                     225,000         253,613
Telecom Italia Capital S.A.
  4.95%, due 9/30/14                     150,000         155,682
  6.00%, due 9/30/34                     100,000          95,811
  6.375%, due 11/15/33                   100,000          99,256
Telefonica Emisones S.A.U.
  7.045%, due 6/20/36                    100,000         117,749
Telefonica Europe B.V.
  8.25%, due 9/15/30                     200,000         256,357
TELUS Corp.
  8.00%, due 6/1/11                      100,000         109,008
Vodafone Group PLC
  6.15%, due 2/27/37                     250,000         266,326
  7.875%, due 2/15/30                    100,000         122,001
                                                   -------------
                                                       3,358,566
                                                   -------------

TRANSPORTATION 0.1%
Canadian National Railway Co.
  6.20%, due 6/1/36                      100,000         112,345
  6.375%, due 10/15/11                   100,000         109,480
  6.375%, due 11/15/37                    60,000          69,205
Canadian Pacific Railway Co.
  7.25%, due 5/15/19                     125,000         144,145
                                                   -------------
                                                         435,175
                                                   -------------

WATER 0.0%++
United Utilities PLC
  5.375%, due 2/1/19                     100,000         100,013
                                                   -------------
Total Yankee Bonds
  (Cost $19,088,434)                                  20,116,985
                                                   -------------
Total Long-Term Bonds
  (Cost $524,047,072)                                545,455,993
                                                   -------------



SHORT-TERM INVESTMENTS 4.7%
----------------------------------------------------------------

COMMERCIAL PAPER 4.7%
BNP Paribas Finance, Inc.
  0.018%, due 11/2/09 (g)             10,987,000      10,986,976
Societe Generale North
  America, Inc.
  0.018%, due 11/2/09 (g)             15,000,000      14,999,950
                                                   -------------
Total Short-Term Investments
  (Cost $25,986,926)                                  25,986,926
                                                   -------------
Total Investments
  (Cost $550,033,998) (h)                  103.8%    571,442,919
Liabilities in Excess of
  Cash and Other Assets                     (3.8)    (20,929,570)
                                           -----    ------------
Net Assets                                 100.0%  $ 550,513,349
                                           =====    ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

(a)  Subprime mortgage investment and other
     asset-backed securities. The total market value of these securities at October 31, 2009 is $1,962,891, which represents 0.4%
     of the Fund's net assets.
(b)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d) Floating rate. Rate shown is the rate in effect at October 31, 2009.
(e)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2009 is $24,270,873, which represents 4.4% of the Fund's net assets.
     All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(f)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(g)  Interest rate presented is yield to
     maturity.
(h)  At October 31, 2009, cost is $550,194,323
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $23,269,388
Gross unrealized depreciation        (2,020,792)
                                    -----------
Net unrealized appreciation         $21,248,596
                                    ===========



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Long-Term Bonds
     Asset-Backed Securities                     $       --   $  3,536,770      $       --    $  3,536,770
     Corporate Bonds                                     --    101,499,029              --     101,499,029
     Foreign Government Bonds                            --      7,681,715              --       7,681,715
     Mortgage-Backed Securities                          --     19,195,109              --      19,195,109
     U.S. Government & Federal Agencies                  --    393,426,385              --     393,426,385
     Yankee Bonds                                        --     20,116,985              --      20,116,985
                                                 ----------   ------------      ----------    ------------
 Total Long-Term Bonds                                   --    545,455,993              --     545,455,993
                                                 ----------   ------------      ----------    ------------
 Short-Term Investments
  Commercial Paper                                       --     25,986,926              --      25,986,926
                                                 ----------   ------------      ----------    ------------
 Total Investments in Securities                        $--   $571,442,919             $--    $571,442,919
                                                 ----------   ------------      ----------    ------------




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



26    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $550,033,998)     $571,442,919
Cash                                        1,002
Receivables:
  Interest                              4,227,312
  Investment securities sold            2,902,844
  Fund shares sold                        491,529
Other assets                               41,646
                                     ------------
     Total assets                     579,107,252
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      27,967,787
  Fund shares redeemed                    183,911
  Transfer agent (See Note 3)             129,894
  Shareholder communication               100,147
  Manager (See Note 3)                     85,387
  Professional fees                        50,109
  Custodian                                27,892
  NYLIFE Distributors (See Note 3)         17,689
  Directors                                 1,477
Accrued expenses                            7,335
Dividend payable                           22,275
                                     ------------
     Total liabilities                 28,593,903
                                     ------------
Net assets                           $550,513,349
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 700 million shares
  authorized                         $    485,359
Additional paid-in capital            528,006,358
                                     ------------
                                      528,491,717
Accumulated distributions in excess
  of net investment income                (52,568)
Accumulated net realized gain on
  investments                             665,279
Net unrealized appreciation on
  investments                          21,408,921
                                     ------------
Net assets                           $550,513,349
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  4,278,621
                                     ============
Shares of capital stock outstanding       375,978
                                     ============
Net asset value per share
  outstanding                        $      11.38
Maximum sales charge (3.00% of
  offering price)                            0.35
                                     ------------
Maximum offering price per share
  outstanding                        $      11.73
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 77,595,344
                                     ============
Shares of capital stock outstanding     6,846,039
                                     ============
Net asset value per share
  outstanding                        $      11.33
Maximum sales charge (3.00% of
  offering price)                            0.35
                                     ------------
Maximum offering price per share
  outstanding                        $      11.68
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $468,639,384
                                     ============
Shares of capital stock outstanding    41,313,914
                                     ============
Net asset value and offering price
  per share outstanding              $      11.34
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest (a)                        $21,745,446
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,660,368
  Transfer agent--Investor Class
     (See Note 3)                          19,303
  Transfer agent--Class A (See Note
     3)                                   117,174
  Transfer agent--Class I (See Note
     3)                                   631,013
  Distribution/Service--Investor
     Class (See Note 3)                     8,686
  Distribution/Service--Class A (See
     Note 3)                              184,139
  Shareholder communication               177,146
  Professional fees                       136,352
  Custodian                               111,272
  Registration                            103,246
  Directors                                21,769
  Miscellaneous                            32,683
                                      -----------
     Total expenses before waiver       3,203,151
  Expense waiver from Manager (See
     Note 3)                             (858,995)
                                      -----------
     Net expenses                       2,344,156
                                      -----------
Net investment income                  19,401,290
                                      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        5,476,804
Net change in unrealized
  depreciation on investments          38,254,355
                                      -----------
Net realized and unrealized gain on
  investments                          43,731,159
                                      -----------
Net increase in net assets resulting
  from
  operations                          $63,132,449
                                      ===========




(a) Interest recorded net of foreign withholding taxes in the amount of $2,344.



28    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  19,401,290   $  22,692,397
 Net realized gain on
  investments                     5,476,804       2,353,728
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    38,254,355     (18,919,378)
                              -----------------------------
 Net increase in net assets
  resulting from operations      63,132,449       6,126,747
                              -----------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                 (129,225)        (66,823)
    Class A                      (2,800,956)     (2,758,333)
    Class I                     (16,673,937)    (19,927,281)
                              -----------------------------
 Total dividends to
     shareholders               (19,604,118)    (22,752,437)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        220,233,073     197,093,237
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      19,298,817      22,444,470
 Cost of shares redeemed       (178,281,842)   (212,827,796)
                              -----------------------------
    Increase in net assets
     derived from capital
     share transactions          61,250,048       6,709,911
                              -----------------------------
    Net increase (decrease)
     in net assets              104,778,379      (9,915,779)

NET ASSETS:
Beginning of year               445,734,970     455,650,749
                              -----------------------------
End of year                   $ 550,513,349   $ 445,734,970
                              =============================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of year               $     (52,568)  $     150,210
                              =============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    INVESTOR CLASS
                              --------------------------
                                            FEBRUARY 28,
                                               2008**
                               YEAR ENDED      THROUGH
                              OCTOBER 31,   OCTOBER 31,

                              --------------------------
                                  2009          2008
Net asset value at
  beginning of period            $10.37        $10.97
                                 ------        ------
Net investment income              0.40          0.30
Net realized and
  unrealized gain (loss)
  on investments                   1.02         (0.60)
                                 ------        ------
Total from investment
  operations                       1.42         (0.30)
                                 ------        ------
Less dividends:
  From net investment
     income                       (0.41)        (0.30)
                                 ------        ------
Net asset value at end of
  period                         $11.38        $10.37
                                 ======        ======
Total investment return
  (a)                             13.87%        (2.76%)(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            3.66%         4.26% ++
  Net expenses                     0.92%         0.92% ++
  Expenses (before
     waiver/reimbursement)         1.28%         1.27% ++
Portfolio turnover rate              61%(c)        66% (c)
Net assets at end of
  period (in 000's)              $4,279        $2,874




                                                               CLASS I
                                --------------------------------------------------------------------
                                                       YEAR ENDED OCTOBER 31,

                                --------------------------------------------------------------------
                                  2009        2008        2007              2006              2005
Net asset value at
  beginning of period           $  10.33    $  10.70    $  10.69          $  10.69          $  11.07
                                --------    --------    --------          --------          --------
Net investment income               0.46        0.51        0.51              0.48              0.40
Net realized and
  unrealized gain (loss)
  on investments                    1.01       (0.37)       0.02              0.00 ++          (0.31)
                                --------    --------    --------          --------          --------
Total from investment
  operations                        1.47        0.14        0.53              0.48              0.09
                                --------    --------    --------          --------          --------
Less dividends:
  From net investment
     income                        (0.46)      (0.51)      (0.52)            (0.48)            (0.47)
                                --------    --------    --------          --------          --------
Net asset value at end of
  period                        $  11.34    $  10.33    $  10.70          $  10.69          $  10.69
                                ========    ========    ========          ========          ========
Total investment return
  (a)                              14.47%       1.25%       5.07%             4.60%             0.82%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income             4.15%       4.74%       4.79%             4.49%             3.79%
  Net expenses                      0.43%       0.43%       0.43%             0.43%             0.46%
  Expenses (before
     waiver/reimbursement)          0.63%       0.56%       0.53%             0.47%             0.64%
Portfolio turnover rate               61%(c)      66%(c)     121%(c)           105%(c)           156%(c)
Net assets at end of
  period (in 000's)             $468,639    $381,086    $398,047          $328,259          $265,096




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)  Total return is not annualized.
(c)  The portfolio turnover rates not including mortgage dollar rolls are 56%, 62%,
     116%, 85% and 62% for the years ended October 31, 2009, 2008, 2007, 2006 and
     2005, respectively.





30    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                               Class A
----------------------------------------------------------------------------------------------------



                                             Year ended October 31,

            ----------------------------------------------------------------------------------------
               2009                  2008                  2007             2006             2005
              $ 10.33               $ 10.70               $ 10.69          $ 10.68          $ 11.07
              -------               -------               -------          -------          -------
                 0.41                  0.47                  0.47             0.44             0.36
                 1.01                 (0.36)                 0.02             0.01            (0.32)
              -------               -------               -------          -------          -------
                 1.42                  0.11                  0.49             0.45             0.04
              -------               -------               -------          -------          -------

                (0.42)                (0.48)                (0.48)           (0.44)           (0.43)
              -------               -------               -------          -------          -------
              $ 11.33               $ 10.33               $ 10.70          $ 10.69          $ 10.68
              =======               =======               =======          =======          =======
                13.93%                 0.88%                 4.66%            4.29%            0.39%

                 3.76%                 4.35%                 4.40%            4.10%            3.45%
                 0.82%                 0.82%                 0.82%            0.82%            0.80%
                 0.88%                 0.88%                 0.93%            0.86%            0.98%
                   61%(c)                66%(c)               121%(c)          105%(c)          156%(c)
              $77,595               $61,775               $57,604          $51,941          $64,351




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Indexed Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund's primary benchmark index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in


32    MainStay Indexed Bond Fund
the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


                                                   mainstayinvestments.com    33

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(J) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.



34    MainStay Indexed Bond Fund

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.35% on assets up to $1 billion and 0.30% on assets in excess of $1 billion.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 0.82% of its average net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. These expense limitations may be modified or terminated only with the approval of the Board of Directors. Under the expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on July 31, 2010.

Additionally, effective August 1, 2009, New York Life Investments has agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total annual operating expenses of a class do not exceed the following percentages: Investor Class, 0.92%, and Class I, 0.43%. These voluntary waivers or reimbursements may be discontinued at any time.

Prior to August 1, 2009, New York Life Investments had a written expense limitation agreement under which it had agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses of the appropriate class of shares did not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $1,660,368 and waived its fees in the amount of $858,995.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,014 and $7,223, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A of $132, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer

                                                   mainstayinvestments.com    35
agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $767,490.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $     1,276    0.0%++
--------------------------------------------------
Class I                          42,650,342    9.1
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $34,472.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

             ACCUMULATED       OTHER         UNREALIZED         TOTAL
 ORDINARY      CAPITAL       TEMPORARY      APPRECIATION     ACCUMULATED
  INCOME     GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
  $10,044      $785,267       $(30,084)      $21,256,405     $22,021,632
------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, class action payments basis adjustments and premium amortization adjustments.

The other temporary differences are primarily due to distribution payable and premium amortization accruals.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED      NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
      $50               $(50)            $--
-----------------------------------------------



The reclassifications for the Fund are primarily due to reclassification of consent fee and adjustments to defaulted securities.

The Fund utilized $4,760,891 of capital loss carryforwards during the year ended October 31, 2009.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                     2009          2008
Distributions paid from:
  Ordinary Income             $19,604,118   $22,752,437
-------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of U.S. Government securities were $294,735 and $246,133, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $93,831 and $38,763, respectively.



36    MainStay Indexed Bond Fund

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                      182,242   $   2,021,067
Shares issued to
  shareholders in
  reinvestment of dividends       11,372         126,033
Shares redeemed                  (88,843)       (980,714)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     104,771       1,166,386
Shares converted into
  Investor Class (See Note
  1)                              15,744         176,176
Shares converted from
  Investor Class (See Note
  1)                             (21,733)       (242,238)
                             ---------------------------
Net increase                      98,782   $   1,100,324
                             ===========================
Period ended October 31,
  2008 (a):
Shares sold                      163,014   $   1,768,776
Shares issued to
  shareholders in
  reinvestment of dividends        6,004          64,262
Shares redeemed                  (50,821)       (549,048)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     118,197       1,283,990
Shares converted into
  Investor Class (See Note
  1)                             184,770       2,032,966
Shares converted from
  Investor Class (See Note
  1)                             (25,771)       (277,039)
                             ---------------------------
Net increase                     277,196   $   3,039,917
                             ===========================

(a) Investor Class shares were first offered on February
    28, 2008.


 CLASS A                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                    3,981,714   $  43,827,538
Shares issued to
  shareholders in
  reinvestment of dividends      227,691       2,511,641
Shares redeemed               (3,350,470)    (36,984,892)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     858,935       9,354,287
Shares converted into Class
  A (See Note 1)                  21,812         242,238
Shares converted from Class
  A (See Note 1)                 (15,808)       (176,176)
                             ---------------------------
Net increase                     864,939   $   9,420,349
                             ===========================
Year ended October 31,
  2008:
Shares sold                    3,315,689   $  35,920,082
Shares issued to
  shareholders in
  reinvestment of dividends      228,054       2,459,074
Shares redeemed               (2,787,908)    (30,156,274)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     755,835       8,222,882
Shares converted into Class
  A (See Note 1)                  25,867         277,039
Shares converted from Class
  A (See Note 1)                (185,412)     (2,032,966)
                             ---------------------------
Net increase                     596,290   $   6,466,955
                             ===========================


 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                   15,748,210   $ 174,384,468
Shares issued to
  shareholders in
  reinvestment of dividends    1,508,897      16,661,143
Shares redeemed              (12,816,997)   (140,316,236)
                             ---------------------------
Net increase                   4,440,110   $  50,729,375
                             ===========================
Year ended October 31,
  2008:
Shares sold                   14,720,758   $ 159,404,379
Shares issued to
  shareholders in
  reinvestment of dividends    1,847,284      19,921,134
Shares redeemed              (16,890,340)   (182,122,474)
                             ---------------------------
Net decrease                    (322,298)  $  (2,796,961)
                             ===========================




NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the Company.

On October 1, 2009, the Board of Directors of the Company, approved the reorganization of the Fund into a corresponding "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for
(1) the acquisition of all of the assets of the Fund by a

                                                   mainstayinvestments.com    37
corresponding series ("New Fund") of the MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the corresponding New Fund and (2) the subsequent liquidation of the Fund ("Reorganization"). After considering all relevant facts, the Board of Directors determined that the Reorganization is in the best interests of the Fund's shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

The closing of the Reorganization is expected to occur on or about February 26, 2010. The Reorganization is not subject to shareholder approval under applicable law. Upon closing, shareholders of the Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders' ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Fund's investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



38    MainStay Indexed Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Indexed Bond Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Indexed Bond Fund of Eclipse Funds Inc. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009


                                                   mainstayinvestments.com    39

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreement. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Indexed Bond Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments").

In reaching its decision to approve the Agreement set forth above (the "Agreement"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year with respect to New York Life Investments and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreement also were based, in part, on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE
INVESTMENTS

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments' method for compensating portfolio managers. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.



40    MainStay Indexed Bond Fund

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates due to their relationships with the Fund, the Board considered, among other things, New York Life Investments' investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. The Board considered information illustrating the revenues and expenses of New York Life Investments allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be

                                                   mainstayinvestments.com    41
realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profits to be realized by New York Life Investments and its affiliates due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund's expected total ordinary operating expenses. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance


42    MainStay Indexed Bond Fund

Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500; (iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreement.


                                                   mainstayinvestments.com    43

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 98.7% to arrive at the amount eligible for qualified interest income.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the SEC's website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at www.mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



44    MainStay Indexed Bond Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    45

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






46    MainStay Indexed Bond Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    47

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






48    MainStay Indexed Bond Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    49

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175
NYLIM-AO17114         (RECYCLE LOGO)            MS283-09           MSIN11-12/09
                                                                          B3

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERMEDIATE TERM BOND FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERMEDIATE TERM BOND FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       25
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              31
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            43
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  44
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             48
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        48
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       48
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 49

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUC-TUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          8.60%    3.55%    4.89%
Excluding sales charges    13.72     4.51     5.38




                                                            (With sales charges)

                                 MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                                       TERM BOND           AGGREGATE BOND
                                          FUND                 INDEX
                                 ---------------------    ---------------
10/31/99                                  9550                 10000
                                         10118                 10730
                                         11517                 12292
                                         11686                 13016
                                         12322                 13654
                                         12933                 14410
                                         13014                 14573
                                         13553                 15329
                                         14181                 16154
                                         14179                 16203
10/31/09                                 16124                 18438





CLASS A SHARES(3)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          8.77%    3.60%    4.92%
Excluding sales charges    13.89     4.56     5.40




                                                            (With sales charges)

                                 MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                                       TERM BOND           AGGREGATE BOND
                                          FUND                 INDEX
                                 ---------------------    ---------------
10/31/99                                 23875                 25000
                                         25295                 26826
                                         28791                 30731
                                         29215                 32540
                                         30804                 34136
                                         32332                 36024
                                         32536                 36433
                                         33883                 38323
                                         35453                 40386
                                         35479                 40509
10/31/09                                 40407                 46094





CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges          7.82%    3.37%    4.59%
Excluding sales charges    12.82     3.71     4.59




                                                            (With sales charges)

                                 MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                                       TERM BOND           AGGREGATE BOND
                                          FUND                 INDEX
                                 ---------------------    ---------------
10/31/99                                 10000                 10000
                                         10513                 10730
                                         11878                 12292
                                         11962                 13016
                                         12520                 13654
                                         13058                 14410
                                         13044                 14573
                                         13495                 15329
                                         14000                 16154
                                         13890                 16203
10/31/09                                 15670                 18438




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         11.92%    3.74%    4.60%
Excluding sales charges    12.92     3.74     4.60




                                                            (With sales charges)

                                         MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                                               TERM BOND           AGGREGATE BOND
                                                  FUND                 INDEX
                                         ---------------------    ---------------
10/31/99                                         10000                 10000
                                                 10513                 10730
                                                 11878                 12292
                                                 11962                 13016
                                                 12520                 13654
                                                 13058                 14410
                                                 13044                 14573
                                                 13495                 15329
                                                 14016                 16154
                                                 13891                 16203
10/31/09                                         15686                 18438





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
                           14.22%    4.93%    5.72%





                                 MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                                       TERM BOND           AGGREGATE BOND
                                          FUND                 INDEX
                                 ---------------------    ---------------
10/31/99                                 10000                 10000
                                         10621                 10730
                                         12113                 12292
                                         12322                 13016
                                         13023                 13654
                                         13714                 14410
                                         13847                 14573
                                         14497                 15329
                                         15214                 16154
                                         15274                 16203
10/31/09                                 17446                 18438





 BENCHMARK PERFORMANCE                                   ONE      FIVE     TEN
                                                         YEAR    YEARS    YEARS
Barclays Capital U.S. Aggregate Bond Index(4)           13.79%    5.05%    6.31%
Average Lipper intermediate investment grade fund(5)    17.30     3.91     5.45



   agreement. This agreement expires on February 28, 2011.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been lower.
4. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Intermediate Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERMEDIATE TERM BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,060.60        $6.08          $1,019.30         $5.95
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,060.90        $5.19          $1,020.20         $5.09
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,055.80        $9.95          $1,015.50         $9.75
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,055.80        $9.95          $1,015.50         $9.75
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,062.60        $3.28          $1,022.00         $3.21
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.17% for Investor Class, 1.00% for Class A, 1.92% for Class B and Class C and 0.63% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              58.70
Short-Term Investment                           29.50
Corporate Bonds                                 23.40
Yankee Bonds                                     5.50
Mortgage-Backed Securities                       3.90
Asset-Backed Securities                          1.20
Foreign Government Bonds                         0.30
Municipal Bonds                                  0.10
Common Stocks                                    0.00
Convertible Preferred Stock                      0.00
Warrants                                         0.00
Futures Contracts                                0.00
Liabilities in Excess of Cash and Other
  Assets                                       (22.60)





See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.50%-6.50%, due 2/1/17-11/1/38
    2.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.00%-12.50%, due 1/15/14-1/1/37
    3.  United States Treasury Notes,
        0.875%-4.75%, due 9/30/11-8/15/19
    4.  United States Treasury Bonds,
        4.25%-8.75%, due 8/15/20-8/15/39
    5.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        3.00%-6.50%, due 8/1/10-1/1/38
    6.  Freddie Mac (Collateralized Mortgage
        Obligations), 3.50%-5.00%, due
        6/15/13-6/15/34
    7.  Enel Finance International S.A.,
        5.125%-6.00%, due 10/7/19-10/7/39
    8.  Agribank FCB, 9.125%, due 7/15/19
    9.  Anheuser-Busch InBev Worldwide, Inc.,
        3.00%-5.375%, due 10/15/12-1/15/20
   10.  Greenwich Capital Commercial Funding
        Corp., 5.224%-5.317%, due
        6/10/36-4/10/37







8    MainStay Intermediate Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH AND JAMES RAMSAY, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY INTERMEDIATE TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned 13.72% for Investor Class shares, 13.89% for Class A shares, 12.82% for Class B shares and 12.92% for Class C shares for the 12 months ended October 31, 2009. Over the same per-iod, the Fund's Class I shares returned 14.22%. All share classes underperformed the 17.30% return of the average Lipper(1) intermediate investment grade debt fund for the 12-month reporting period. Class A and Class I shares outperformed--and Investor Class, Class B and Class C shares underperformed--the 13.79% return of the Barclays Capital U.S. Aggregate Bond Index(2) for the 12 months ended October 31, 2009. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Relative to the Barclays Capital U.S. Aggregate Bond Index, the Fund benefited from overweight positions in high-yield corporate bonds and asset-backed securities and from an underweight position in U.S. Treasury securities. Individual issue selection among investment-grade corporate bonds, especially a bias toward bonds rated BBB,(3) also helped. Nimble use of the new-issue calendar and a variety of well-timed sales also strengthened the Fund's relative performance.

A less aggressive position in corporate bonds and a bias toward a flatter Treasury yield curve detracted from the Fund's results relative to its Lipper peers during a period when the yield curve(4) actually steepened.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

During the reporting period, the Federal Reserve formally adopted and implemented quantitative easing, a way to expand the money supply through direct security purchases. Policymakers intended to purchase $300 billion of longer-term Treasurys, $1.25 trillion of agency mortgage-backed securities and $200 million of agency debt. In tandem, the Treasury Department expanded its liquidity facilities, such as TALF (the Term Asset-Backed Securities Loan Facil-ity), to support the secondary markets crucial to consumer and business lending. Given the size of these initiatives and the liquidity they would impart, investors expected risk premiums to contract in non-Treasury fixed-income sectors. Newly enacted


----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases, could result in the Fund disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower, as well as the lending institution or other participant from whom the Fund purchased such loan participation interests. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The principal risk of to be announced (TBA) securities transactions are increased credit risk and increased overall investment exposure. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
3. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

                                                    mainstayinvestments.com    9
fiscal stimulus was also a catalyst for narrower spreads.(5)

To take advantage of the government's actions, the Fund maintained healthy exposure to non-Treasury sectors backed by a government seal, including agency mortgage pass-throughs(6) and federally-guaranteed bank debentures. We suspected, however, that the market's flight to risk on improved sentiment might prove to be an overreaction should the econ-omy fail to recover as quickly as expected. This view prompted us to position the Fund for a flatter yield curve. The yield curve flattens when the difference in yield between shorter-term bonds and longer-term bonds declines.

The Federal Reserve's resolve to maintain its targeted federal funds rate near zero helped calm interest-rate volatility. This gave us the confidence we needed to weight mortgage-backed securities at levels neutral to the Barclays Capital U.S. Aggregate Bond Index. Within the sector, we emphasized higher-coupon securities that offer better yield than the sector aver- age. The higher yield helped compensate for the risk of unpredictable cash flows. That risk is dimin-ished when interest-rate volatility is subdued and Treasurys remain range-bound.

WHICH FIXED-INCOME SECTORS CONTRIBUTED MOST POSITIVELY TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

An allocation to high-yield corporate bonds added value during the reporting period, as the average spread on high-yield corporate bonds narrowed significantly, despite a sluggish economy, tighter credit conditions and rising default rates. Effective issue selection within investment-grade corporate bonds also contributed positively to the Fund's performance during the reporting period.

The Fund's sizable exposure to short-term bank debentures guaranteed by the Federal Deposit Insurance Corporation (FDIC) was a positive contributor. Spreads tightened substantially and the bonds' short durations helped to contain the negative impact of higher Treasury yields during the first half of 2009. We also prudently favored mortgage-backed securities issued by government-related housing enterprises, such as Fannie Mae, Freddie Mac and Ginnie Mae, over securitizations of nonconforming resi-dential loans (that is, loans that fail to meet certain criteria for securitization by government sponsored entities).

Although challenges faced by the banking system could not be quickly and seamlessly fixed, we viewed government intervention as helpful. We increased the Fund's exposure to financials and gained from shorter-duration debentures of issuers like Bank of America and Morgan Stanley.

An overweight position in asset-backed securities also contributed positively to the Fund's results. In late 2008 and early 2009, illiquidity and risk aversion hampered the sector's performance. During the second half of the reporting period, however, asset-backed securities rebounded from their earlier levels.

WHAT INVESTMENT DECISIONS DETRACTED MOST FROM THE FUND'S RELATIVE RESULTS DURING THE REPORTING PERIOD?

The Fund had only a modest allocation to Treasury Inflation Protected Securities
(TIPS). This positioning detracted from the Fund's results when TIPS outperformed nominal Treasurys during the reporting period.

We had positioned the Fund for a narrowing of the yield spread between two-year Treasurys and 10-year Treasurys. Expectations of improved economic growth and higher inflation, however, led the yield spread to widen. As a result, the Fund's flattening bias detracted from performance.

During the first half of the reporting period, the Fund held a position in investment-grade corporate bonds that was underweight relative to the Barclays Capital U.S. Aggregate Bond Index. We expected economic uncertainty and weak corporate earnings to pressure corporate bond spreads. Instead, spreads tightened on improving tone in the equity markets and on supportive demand-side technicals as investors stretched for yield in a low interest-rate environment.

WHAT WAS THE FUND'S DURATION DURING THE REPORTING PERIOD?

The Fund maintained an intermediate duration(7) near 4.0 years, making modest technical adjustments depending on the direction we felt interest rates were likely to move over the near- to medium-term. Given

----------
5. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
6. Pass-through mortgages consist of a residential-mortgage-loan pool in which homeowners' monthly payments of principal and interest and prepayments pass from the original bank through a government agency or investment bank to investors.
7. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.


10    MainStay Intermediate Term Bond Fund
the drop in Treasury yields during the reporting period, the Fund would have benefited more from a longer duration.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Within the investment-grade corporate bond sector, the Fund bought new-issue bonds from industrial and utility companies that had durable cash flows. We looked for price concessions to comparable issues that we felt would enable robust trading in the secondary market.

When we identified a liquid corporate issuer that we believed had improving credit fundamentals that had not been adequately priced into its bonds, we bought several bonds across the issuer's credit curve. At different points in the reporting period, the Fund had exposure to the credit curves of oil and natural gas exploration company Anadarko, Dow Chemical, Anheuser-Busch, Cenovus Energy, Siemens and British Sky Broadcasting. We also remained alert to dislocations along the credit curves of issuers such as Italian telecommunications company Telecom Italia, Goldman Sachs, Bank of America, Morgan Stanley and JPMorgan Chase. The Fund benefited as these dislocations evaporated and yields normalized along the curve.

In an environment where liquidity premiums receded, we benefited by increasing the Fund's exposure to corporate issuers off the mainstream, such as global health services company CIGNA, pipeline operator Williams and Teco Finance.

During the reporting period, we shifted exposure from mortgage pass-throughs issued by Fannie Mae to similar-coupon securities issued by Ginnie Mae. We viewed Ginnie Mae mortgage-backed securities as attractively priced in comparison with securities issued by Fannie Mae. The pricing relationship, however, was slow to realign, and the trade modestly detracted from the Fund's performance.

Toward the middle of the reporting period, we reduced the Fund's allocation to bank debentures guaranteed by the FDIC by selling at prices we found attractive after spreads had tightened sharply.

The Fund established positions in several commercial mortgage-backed securities
(CMBS) to bring the portfolio's weighting closer to that of the Barclays Capital U.S. Aggregate Bond Index. Although declining commercial-property fundamentals were a concern, we saw government intervention in the form of enhanced liquidity programs for CMBS as potentially a more potent force. The Fund increased its exposure to CMBS, which proved prudent as CMBS spreads tightened during the latter stages of the reporting period.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

We reduced the Fund's exposure to agency debentures in favor of investment-grade and high-yield corporate bonds. We also improved the Fund's convexity(8) by selling agency mortgage pass-throughs and dividing the proceeds among U.S. Treasurys, commercial mortgage-backed securities, and short-duration asset-backed securities. On a market-weighted basis, however, the Fund's exposure to U.S. Treasurys decreased when we shifted exposure from the two-year segment of the yield curve to the 10-year segment.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2009, the Fund was overweight relative to the Barclays Capital U.S. Aggregate Bond Index in high-yield corporate bonds, investment-grade corporate bonds, agency mortgage-backed securities and asset-backed securities. On the same date, the Fund was underweight relative to the benchmark index in U.S. Treasurys and agency debentures.


----------
8. Convexity is a measure of the relationship between bond prices and yields. It shows how duration will change as interest rates vary. Convexity may help measure and manage the market risk of a fixed-income portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2009


                                        PRINCIPAL
                                           AMOUNT           VALUE
LONG-TERM BONDS 93.1%+
ASSET-BACKED SECURITIES 1.2%
-----------------------------------------------------------------

AUTOMOBILE 0.0%++
Superior Wholesale Inventory
  Financing Trust
  Series 2007-AE1, Class A
  0.345%, due 1/15/12 (a)            $    205,000   $     204,956
                                                    -------------


CONSUMER FINANCE 0.1%
Harley-Davidson Motorcycle
  Trust
  Series 2007-1, Class A3
  5.22%, due 3/15/12                      236,970         239,255
                                                    -------------


CREDIT CARDS 0.7%
Chase Issuance Trust
  Series 2006-C4, Class C4
  0.535%, due 1/15/14 (a)                 750,000         716,525
Citibank Credit Card
  Issuance Trust
  Series 2006-C4, Class C4
  0.464%, due 1/9/12 (a)                  820,000         816,741
  Series 2006-A4, Class A4
  5.45%, due 5/10/13                      700,000         745,115
MBNA Credit Card Master Note
  Trust
  Series 2005-A3, Class A3
  4.10%, due 10/15/12                     975,000         992,852
  Series 2005-A6, Class A6
  4.50%, due 1/15/13                      390,000         400,488
Murcie Lago International,
  Ltd.
  Series 2006-1X, Class A
  0.474%, due 3/27/11
  (a)(c)(d)                               234,293         230,921
                                                    -------------
                                                        3,902,642
                                                    -------------

DIVERSIFIED FINANCIAL SERVICES 0.2%
Dominos Pizza Master Issuer
  LLC
  Series 2007-1, Class A2
  5.261%, due 4/25/37 (b)                 550,000         466,245
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (b)                 395,000         368,199
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (b)(c)               70,856          70,858
                                                    -------------
                                                          905,302
                                                    -------------

HOME EQUITY 0.1%
Citicorp Residential
  Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (e)                 288,915         282,854
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (e)                 450,000         429,857
                                                    -------------
                                                          712,711
                                                    -------------


UTILITIES 0.1%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                     675,000         755,529
                                                    -------------
Total Asset-Backed
  Securities
  (Cost $6,738,205)                                     6,720,395
                                                    -------------


CORPORATE BONDS 23.4%
-----------------------------------------------------------------

ADVERTISING 0.0%++
Lamar Media Corp.
  7.25%, due 1/1/13                        20,000          19,650
                                                    -------------


AGRICULTURE 1.4%
Altria Group, Inc.
  9.70%, due 11/10/18                   2,615,000       3,219,502
Cargill, Inc.
  4.375%, due 6/1/13 (b)                  890,000         926,028
  5.20%, due 1/22/13 (b)                1,000,000       1,062,974
  6.00%, due 11/27/17 (b)               1,935,000       2,096,750
Lorillard Tobacco Co.
  8.125%, due 6/23/19                     685,000         761,629
Reynolds American, Inc.
  7.625%, due 6/1/16                        7,000           7,540
                                                    -------------
                                                        8,074,423
                                                    -------------

AIRLINES 0.0%++
Delta Air Lines, Inc.
  (Escrow Shares)
  2.875%, due 2/6/24 (f)(k)                10,000             110
  2.875%, due 2/18/49
  (b)(f)(k)                                 5,000              55
  8.00%, due 6/3/49 (f)(k)                 20,000             220
  8.30%, due 12/15/29 (f)(k)               10,000             100
Northwest Airlines, Inc.
  (Escrow Shares)
  8.875%, due 6/1/49 (f)(k)                 5,000               6
  10.00%, due 2/1/49 (f)(k)                10,000              11
                                                    -------------
                                                              502
                                                    -------------

APPAREL 0.0%++
Unifi, Inc.
  11.50%, due 5/15/14                      10,000           9,400
                                                    -------------




 +  Percentages indicated are based on Fund net assets.
 v Among the Fund's 10 largest issuers held, as of October 31, 2009, excluding short-term investment. May be subject to change daily.


12    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AUTO MANUFACTURERS 0.3%
Daimler Finance North
  America LLC
  7.30%, due 1/15/12                 $  1,065,000   $   1,159,910
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (b)                  250,000         248,499
                                                    -------------
                                                        1,408,409
                                                    -------------


AUTO PARTS & EQUIPMENT 0.0%++
FleetPride Corp.
  11.50%, due 10/1/14                      25,000          22,531
Goodyear Tire & Rubber Co.
  (The)
  8.625%, due 12/1/11                      14,000          14,438
                                                    -------------
                                                           36,969
                                                    -------------

BANKS 2.1%
V  Agribank FCB
  9.125%, due 7/15/19                   5,795,000       6,231,062
Bank of America Corp.
  6.50%, due 8/1/16                     1,375,000       1,471,073
Bank of America N.A.
  1.70%, due 12/23/10 (g)               1,235,000       1,248,784
GMAC LLC
  8.00%, due 11/1/31 (b)                   28,000          23,940
Morgan Stanley
  5.625%, due 9/23/19                     285,000         286,789
Regions Bank
  3.25%, due 12/9/11 (g)                1,635,000       1,704,798
USB Capital IX
  6.189%, due 10/29/49                    470,000         360,725
Wachovia Corp.
  5.50%, due 5/1/13                       400,000         428,495
                                                    -------------
                                                       11,755,666
                                                    -------------

BEVERAGES 1.2%
V  Anheuser-Busch InBev
  Worldwide, Inc.
  3.00%, due 10/15/12 (b)               1,192,000       1,202,318
  5.375%, due 11/15/14 (b)              2,500,000       2,658,117
  5.375%, due 1/15/20 (b)               2,321,000       2,359,543
Constellation Brands, Inc.
  7.25%, due 5/15/17                        5,000           5,013
Dr. Pepper Snapple Group,
  Inc.
  6.82%, due 5/1/18                       725,000         828,324
                                                    -------------
                                                        7,053,315
                                                    -------------

BUILDING MATERIALS 0.1%
USG Corp.
  6.30%, due 11/15/16                     630,000         541,800
                                                    -------------


CHEMICALS 0.8%
Chevron Phillips Chemical
  8.25%, due 6/15/19 (b)                  930,000       1,104,329
Dow Chemical Co. (The)
  5.90%, due 2/15/15                    2,005,000       2,074,167
  8.55%, due 5/15/19                    1,015,000       1,158,747
Mosaic Global Holdings, Inc.
  7.375%, due 12/1/14 (b)                  15,000          15,968
  7.625%, due 12/1/16 (b)                  15,000          16,148
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (b)                   10,000          10,000
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12 (f)                   15,000           9,413
                                                    -------------
                                                        4,388,772
                                                    -------------

COAL 0.0%++
Peabody Energy Corp.
  7.375%, due 11/1/16                      10,000          10,100
  7.875%, due 11/1/26                      15,000          14,625
                                                    -------------
                                                           24,725
                                                    -------------

COMMERCIAL SERVICES 0.0%++
Cardtronics, Inc.
  9.25%, due 8/15/13                       10,000          10,150
iPayment, Inc.
  9.75%, due 5/15/14                       10,000           7,300
Quebecor World, Inc.
  (Litigation Recovery
  Trust-Escrow Shares)
  9.75%, due 8/1/49
  (c)(d)(k)                                15,000             780
Service Corp. International
  7.625%, due 10/1/18                      10,000           9,925
                                                    -------------
                                                           28,155
                                                    -------------

COMPUTERS 0.1%
Hewlett-Packard Co.
  6.125%, due 3/1/14                      350,000         392,980
SunGard Data Systems, Inc.
  4.875%, due 1/15/14                      10,000           9,000
                                                    -------------
                                                          401,980
                                                    -------------

DIVERSIFIED FINANCIAL SERVICES 4.0%
AmeriCredit Corp.
  8.50%, due 7/1/15                        15,000          14,175
Bear Stearns Cos., Inc.
  (The)
  5.30%, due 10/30/15                     500,000         534,323
  5.70%, due 11/15/14                   1,200,000       1,303,274
Citigroup, Inc.
  5.50%, due 4/11/13                    3,585,000       3,736,083
  8.50%, due 5/22/19                    1,052,500       1,230,274
General Electric Capital
  Corp.
  6.875%, due 1/10/39                     405,000         436,436
Goldman Sachs Group, Inc.
  (The)
  6.15%, due 4/1/18                       805,000         857,820


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                        PRINCIPAL
                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
HSBC Finance Corp.
  6.375%, due 10/15/11               $  1,505,000   $   1,610,851
  6.75%, due 5/15/11                      535,000         568,992
International Lease Finance
  Corp.
  5.625%, due 9/20/13                   2,860,000       2,172,516
  5.75%, due 6/15/11                    1,480,000       1,329,419
  5.875%, due 5/1/13                      320,000         244,583
Jefferies Group, Inc.
  5.50%, due 3/15/16                      800,000         779,874
John Deere Capital Corp.
  4.90%, due 9/9/13                       930,000       1,001,445
JPMorgan Chase & Co.
  5.125%, due 9/15/14                   2,140,000       2,264,863
LaBranche & Co., Inc.
  11.00%, due 5/15/12                       5,000           4,806
MBNA Corp.
  7.50%, due 3/15/12                      240,000         262,618
Merrill Lynch & Co., Inc.
  5.00%, due 2/3/14                       800,000         813,632
  6.15%, due 4/25/13                      790,000         846,844
Morgan Stanley
  4.75%, due 4/1/14                     1,495,000       1,499,486
  6.00%, due 4/28/15                      300,000         321,009
Textron Financial Corp.
  5.40%, due 4/28/13                    1,305,000       1,289,176
                                                    -------------
                                                       23,122,499
                                                    -------------

ELECTRIC 1.2%
AES Corp. (The)
  8.875%, due 2/15/11                     780,000         803,400
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                        42,584          41,733
Allegheny Energy Supply Co.
  LLC
  5.75%, due 10/15/19 (b)                 500,000         492,847
N.V. Energy, Inc.
  8.625%, due 3/15/14                   3,690,000       3,776,423
NRG Energy, Inc.
  7.25%, due 2/1/14                         5,000           4,963
  7.375%, due 2/1/16                       10,000           9,937
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26                       15,000          15,750
Reliant Energy, Inc.
  7.625%, due 6/15/14                       5,000           4,875
  7.875%, due 6/15/17                      30,000          29,400
Toledo Edison Co. (The)
  7.25%, due 5/1/20                       780,000         907,223
Virginia Electric and Power
  Co.
  5.10%, due 11/30/12                     660,000         716,343
                                                    -------------
                                                        6,802,894
                                                    -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.0%++
Belden, Inc.
  7.00%, due 3/15/17                       15,000          14,475
                                                    -------------


ENTERTAINMENT 0.0%++
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                       15,000          13,650
Penn National Gaming, Inc.
  6.75%, due 3/1/15                        25,000          23,875
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                        30,000          29,550
Vail Resorts, Inc.
  6.75%, due 2/15/14                       30,000          29,812
                                                    -------------
                                                           96,887
                                                    -------------

ENVIRONMENTAL CONTROLS 0.4%
Allied Waste North America,
  Inc.
  6.125%, due 2/15/14                     970,000         994,639
  7.375%, due 4/15/14                   1,140,000       1,179,306
Geo Sub Corp.
  11.00%, due 5/15/12                      20,000          18,300
                                                    -------------
                                                        2,192,245
                                                    -------------

FINANCE--OTHER SERVICES 0.0%++
American Real Estate
  Partners, L.P./American
  Real Estate
  Finance Corp.
  7.125%, due 2/15/13                      30,000          29,475
  8.125%, due 6/1/12                       50,000          50,000
                                                    -------------
                                                           79,475
                                                    -------------

FOOD 0.0%++
Stater Brothers Holdings
  7.75%, due 4/15/15                        5,000           4,938
                                                    -------------


FOREST PRODUCTS & PAPER 0.0%++
Bowater, Inc.
  9.375%, due 12/15/21 (f)                 40,000          10,800
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (b)                   15,000          15,150
  8.875%, due 5/15/31                      50,000          51,250
                                                    -------------
                                                           77,200
                                                    -------------

GAS 0.2%
Centerpoint Energy, Inc.
  6.85%, due 6/1/15                     1,135,000       1,191,617
                                                    -------------






14    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
HAND & MACHINE TOOLS 0.0%++
Baldor Electric Co.
  8.625%, due 2/15/17                $     15,000   $      15,450
                                                    -------------


HEALTH CARE--PRODUCTS 0.0%++
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14                       15,000          15,900
Invacare Corp.
  9.75%, due 2/15/15                       15,000          15,863
Universal Hospital Services,
  Inc.
  4.635%, due 6/1/15 (a)                    5,000           4,200
  8.50%, due 6/1/15 (h)                     5,000           4,950
                                                    -------------
                                                           40,913
                                                    -------------

HEALTH CARE--SERVICES 1.2%
Alliance Imaging, Inc.
  7.25%, due 12/15/12                       5,000           4,875
CIGNA Corp.
  8.50%, due 5/1/19                       875,000         989,890
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                      35,000          36,050
Coventry Health Care, Inc.
  6.125%, due 1/15/15                   1,103,000       1,066,355
HCA, Inc.
  6.30%, due 10/1/12                       10,000           9,800
  8.75%, due 9/1/10                         5,000           5,087
Highmark, Inc.
  6.80%, due 8/15/13 (b)(c)               920,000         963,614
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15                       10,000           9,850
Roche Holdings, Inc.
  6.00%, due 3/1/19 (b)                 1,775,000       1,980,117
Vanguard Health Holding Co.
  II LLC
  9.00%, due 10/1/14                        5,000           5,200
WellPoint, Inc.
  5.00%, due 12/15/14                   1,895,000       1,997,563
                                                    -------------
                                                        7,068,401
                                                    -------------

HOUSEHOLD PRODUCTS & WARES 0.0%++
Jarden Corp.
  7.50%, due 5/1/17                        10,000           9,850
Libbey Glass, Inc.
  8.26%, due 6/1/11 (a)                    10,000           9,675
                                                    -------------
                                                           19,525
                                                    -------------

INSURANCE 0.5%
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                        30,000          28,275
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (b)                  30,000          28,650
MetLife, Inc.
  6.125%, due 12/1/11                     460,000         495,638
St. Paul Travelers Cos.,
  Inc. (The)
  6.25%, due 6/20/16                    1,200,000       1,328,498
Travelers Cos., Inc. (The)
  6.25%, due 3/15/67                      475,000         427,500
Unum Group
  7.125%, due 9/30/16                     750,000         770,991
USI Holdings Corp.
  4.315%, due 11/15/14
  (a)(b)                                    5,000           4,125
  9.75%, due 5/15/15 (b)                   10,000           8,900
                                                    -------------
                                                        3,092,577
                                                    -------------

LODGING 0.1%
Boyd Gaming Corp.
  7.75%, due 12/15/12                      15,000          14,887
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  2.799%, due 3/15/14 (a)(b)               10,000           8,050
Wyndham Worldwide Corp.
  6.00%, due 12/1/16                      345,000         314,075
                                                    -------------
                                                          337,012
                                                    -------------

MEDIA 1.3%
Comcast Cable Holdings LLC
  9.80%, due 2/1/12                     1,205,000       1,380,265
Cox Communications, Inc.
  7.125%, due 10/1/12                     975,000       1,094,127
ION Media Networks, Inc.
  9.041%, due 1/15/13 (a)(b)                6,745             110
Morris Publishing Group LLC
  7.00%, due 8/1/13 (f)                    15,000           4,200
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (b)                    15,000          15,225
Time Warner Cable, Inc.
  8.25%, due 2/14/14                    2,535,000       2,973,121
Time Warner, Inc.
  7.70%, due 5/1/32                     1,980,000       2,236,913
Ziff Davis Media, Inc.
  8.801%, due 7/15/11
  (a)(c)(d)(h)                              8,337           2,001
                                                    -------------
                                                        7,705,962
                                                    -------------

METAL FABRICATE & HARDWARE 0.0%++
Mueller Water Products, Inc.
  7.375%, due 6/1/17                        8,000           6,920
Neenah Foundary Co.
  9.50%, due 1/1/17                        20,000          10,100
                                                    -------------
                                                           17,020
                                                    -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                        PRINCIPAL
                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MINING 0.2%
Alcoa, Inc.
  5.90%, due 2/1/27                  $    560,000   $     480,787
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                        10,000          10,725
  8.375%, due 4/1/17                       20,000          21,500
Vulcan Materials Co.
  6.30%, due 6/15/13                      500,000         536,575
                                                    -------------
                                                        1,049,587
                                                    -------------

MISCELLANEOUS--MANUFACTURING 0.0%++
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                         9,000           8,910
                                                    -------------


OIL & GAS 1.1%
Anadarko Petroleum Corp.
  7.95%, due 6/15/39                      500,000         613,175
Chaparral Energy, Inc.
  8.50%, due 12/1/15                       25,000          21,875
Chesapeake Energy Corp.
  6.50%, due 8/15/17                       20,000          18,750
EQT Corp.
  8.125%, due 6/1/19                    2,945,000       3,374,322
Forest Oil Corp.
  7.25%, due 6/15/19                       20,000          18,650
  8.00%, due 12/15/11                      10,000          10,275
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (b)                     5,000           5,000
Marathon Oil Corp.
  6.50%, due 2/15/14                      860,000         956,619
Mariner Energy, Inc.
  7.50%, due 4/15/13                       25,000          24,375
Newfield Exploration Co.
  6.625%, due 4/15/16                      15,000          14,775
Parker Drilling Co.
  9.625%, due 10/1/13                      15,000          15,150
Pemex Project Funding Master
  Trust
  6.625%, due 6/15/35                      25,000          24,423
Pride International, Inc.
  8.50%, due 6/15/19                      340,000         379,950
Stone Energy Corp.
  6.75%, due 12/15/14                      10,000           8,300
Valero Energy Corp.
  6.125%, due 6/15/17                     800,000         831,968
Whiting Petroleum Corp.
  7.00%, due 2/1/14                        20,000          19,925
  7.25%, due 5/1/13                         5,000           5,006
                                                    -------------
                                                        6,342,538
                                                    -------------

OIL & GAS SERVICES 0.3%
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                       5,000           4,738
Halliburton Co.
  6.15%, due 9/15/19                    1,350,000       1,512,065
SEACOR Holdings, Inc.
  7.375%, due 10/1/19                     340,000         341,153
                                                    -------------
                                                        1,857,956
                                                    -------------

PHARMACEUTICALS 0.1%
Catalent Pharma Solutions,
  Inc.
  10.25%, due 4/15/15 (h)                  21,025          18,292
Medco Health Solutions, Inc.
  6.125%, due 3/15/13                     120,000         129,843
  7.25%, due 8/15/13                      155,000         173,845
NBTY, Inc.
  7.125%, due 10/1/15                      10,000           9,775
                                                    -------------
                                                          331,755
                                                    -------------

PIPELINES 2.9%
Copano Energy LLC
  8.125%, due 3/1/16                       10,000           9,775
El Paso Natural Gas Co.
  7.50%, due 11/15/26                       5,000           5,437
Energy Transfer Partners,
  L.P.
  8.50%, due 4/15/14                      295,000         342,844
Gulfstream Natural Gas
  System LLC
  6.95%, due 6/1/16 (b)                 1,420,000       1,568,702
Magellan Midstream Partners
  6.55%, due 7/15/19                      550,000         606,360
MarkWest Energy Partners,
  L.P./
  MarkWest Energy Finance
  Corp.
  Series B
  6.875%, due 11/1/14                      20,000          19,000
NGPL Pipeco LLC
  6.514%, due 12/15/12 (b)              1,130,000       1,234,487
  7.119%, due 12/15/17 (b)              3,600,000       3,979,058
ONEOK Partners, L.P.
  8.625%, due 3/1/19                      200,000         239,557
ONEOK, Inc.
  6.00%, due 6/15/35                    1,425,000       1,373,332
Panhandle Eastern Pipeline
  Co., L.P.
  6.20%, due 11/1/17                    1,985,000       2,081,453
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                     16,000          16,400
Sonat, Inc.
  7.625%, due 7/15/11                   3,920,000       3,988,537
Williams Cos., Inc. (The)
  7.625%, due 7/15/19                   1,000,000       1,087,958
                                                    -------------
                                                       16,552,900
                                                    -------------





16    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS 1.6%
ERP Operating, L.P.
  5.75%, due 6/15/17                 $    875,000   $     880,841
HCP, Inc.
  5.65%, due 12/15/13                   3,410,000       3,443,970
Host Hotels & Resorts, L.P.
  6.875%, due 11/1/14                      10,000           9,775
Host Marriott, L.P.
  6.375%, due 3/15/15                      15,000          14,325
  Series Q
  6.75%, due 6/1/16                        15,000          14,288
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                        20,000          19,550
ProLogis
  5.50%, due 4/1/12                     2,300,000       2,330,887
  7.375%, due 10/30/19                  2,620,000       2,628,224
Trustreet Properties, Inc.
  7.50%, due 4/1/15                        25,000          26,497
                                                    -------------
                                                        9,368,357
                                                    -------------

RETAIL 0.7%
Best Buy Co., Inc.
  6.75%, due 7/15/13                    1,620,000       1,740,366
CVS Caremark Corp.
  5.75%, due 6/1/17                       575,000         618,662
  5.789%, due 1/10/26 (b)(d)               96,837          93,628
  6.302%, due 6/1/62                      560,000         481,600
Home Depot, Inc.
  5.40%, due 3/1/16                       410,000         432,690
Rite Aid Corp.
  9.375%, due 12/15/15                     15,000          12,450
Star Gas Partners, L.P./Star
  Gas Finance Co.
  Series B
  10.25%, due 2/15/13                      13,000          13,130
Susser Holdings LLC/Susser
  Finance Corp.
  10.625%, due 12/15/13                    10,000          10,350
TJX Cos., Inc.
  6.95%, due 4/15/19                      330,000         387,636
                                                    -------------
                                                        3,790,512
                                                    -------------

SAVINGS & LOANS 0.5%
Pipeline Funding Co. LLC
  7.50%, due 1/15/30 (b)                1,175,000       1,151,159
Teco Finance, Inc.
  6.75%, due 5/1/15                     1,730,000       1,857,609
                                                    -------------
                                                        3,008,768
                                                    -------------

TELECOMMUNICATIONS 1.0%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29                       20,000          15,700
Alltel Corp.
  6.50%, due 11/1/13                    2,635,000       2,928,244
AT&T, Inc.
  6.70%, due 11/15/13                   2,580,000       2,930,493
Centennial Cellular
  Operating Co./
  Centennial Communications
  Corp.
  10.125%, due 6/15/13                      5,000           5,163
GCI, Inc.
  7.25%, due 2/15/14                       15,000          14,512
iPCS, Inc.
  2.608%, due 5/1/13 (a)                    5,000           4,375
PAETEC Holding Corp.
  9.50%, due 7/15/15                       10,000           9,150
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                        7,000           7,000
Qwest Corp.
  7.50%, due 10/1/14                       10,000          10,100
  8.875%, due 3/15/12                      20,000          21,050
                                                    -------------
                                                        5,945,787
                                                    -------------

TEXTILES 0.0%++
INVISTA
  9.25%, due 5/1/12 (b)                    30,000          30,300
                                                    -------------


TRANSPORTATION 0.1%
Burlington Northern Santa Fe
  5.65%, due 5/1/17                       455,000         488,542
                                                    -------------


TRUCKING & LEASING 0.0%++
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                       5,000           3,856
                                                    -------------
Total Corporate Bonds
  (Cost $127,686,384)                                 134,402,624
                                                    -------------



FOREIGN GOVERNMENT BONDS 0.3%
-----------------------------------------------------------------

GERMANY 0.3%
Republic of Germany
  3.75%, due 1/4/17                       595,000         923,258
  4.25%, due 7/4/14                       580,000         922,448
                                                    -------------
                                                        1,845,706
                                                    -------------

VENEZUELA 0.0%++
Republic of Venezuela
  6.00%, due 12/9/20                      169,000          97,175
                                                    -------------
Total Foreign Government
  Bonds
  (Cost $1,765,207)                                     1,942,881
                                                    -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                        PRINCIPAL
                                           AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES 3.9%
-----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 3.9%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45               $    633,846   $     639,365
  Series 2007-2, Class A4
  5.689%, due 4/10/49 (a)                 920,000         810,924
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  0.474%, due 12/25/36
  (a)(b)(c)                               208,965         128,392
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW16, Class A4
  5.719%, due 6/11/40 (a)                 920,000         875,766
Citigroup Commercial
  Mortgage Trust
  Series 2008-C7, Class A4
  6.095%, due 12/10/49 (a)                460,000         429,242
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2006-CD3, Class A5
  5.617%, due 10/15/48                    520,000         518,563
Commercial Mortgage Loan
  Trust
  6.019%, due 12/10/49 (a)                990,000         852,208
Country Wide Alternative
  Loan Trust
  Series 2005-76, Class 2A1
  1.757%, due 2/25/36 (a)               3,097,102       1,654,805
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (b)                470,000         400,289
V  Greenwich Capital
  Commercial Funding Corp.
  Series 2005-GG5, Class A5
  5.224%, due 4/10/37                   2,960,000       2,860,587
  Series 2004-GG1, Class A7
  5.317%, due 6/10/36                   3,275,000       3,347,433
GS Mortgage Securities Corp.
  Series 2004-GG2, Class A6
  5.396%, due 8/10/38                   2,400,000       2,302,932
GS Mortgage Securities Corp.
  II
  Series 2007-GG10, Class A4
  5.805%, due 8/10/45 (a)               1,405,000       1,179,417
Harborview Mortgage Loan
  Trust
  Series 2005-11, Class 2A1A
  0.555%, due 8/19/45 (a)                  79,088          42,838
JP Morgan Mortgage Trust
  Series 2007-S3, Class 1A96
  6.00%, due 8/25/37                      915,480         761,851
  Series 2007-S3, Class 1A97
  6.00%, due 8/25/37                    2,014,057       1,676,073
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                     104,405         104,576
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  0.95%, due 2/25/42
  (a)(b)(c)(d)                            461,599         431,595
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36 (b)                160,000         147,200
Wachovia Bank Commercial
  Mortgage Trust
  Series 2007-C33, Class A4
  5.902%, due 2/15/51                     990,000         868,200
WaMu Mortgage
  Pass-Through Certificate
  Series 2006-AR7, Class 2A
  1.737%, due 7/25/46 (a)               4,456,284       2,344,541
                                                    -------------
Total Mortgage-Backed
  Securities
  (Cost $26,223,414)                                   22,376,797
                                                    -------------


MUNICIPAL BONDS 0.1%
-----------------------------------------------------------------

TEXAS 0.1%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)                  390,000         390,250
                                                    -------------


WEST VIRGINIA 0.0%++
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47                      430,000         342,237
                                                    -------------
Total Municipal Bonds
  (Cost $820,000)                                         732,487
                                                    -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 58.7%
-----------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.0%++
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                      270,706         281,681
  Series 1991-66, Class J
  8.125%, due 6/25/21                       1,129           1,236
                                                    -------------
                                                          282,917
                                                    -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION 0.1%
  5.625%, due 11/23/35                    400,000         403,104
                                                    -------------




18    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 1.7%
  3.00%, due 8/1/10                  $    159,662   $     160,663
  5.00%, due 8/1/33                     1,614,662       1,680,223
  5.04%, due 6/1/35 (a)                   897,725         939,336
  5.50%, due 1/1/21                       582,674         622,363
  5.50%, due 2/1/33                       816,696         864,307
  5.50%, due 7/1/34                     1,494,362       1,581,012
  5.50%, due 4/1/37                       139,505         147,159
  5.50%, due 5/1/37                       110,522         116,586
  5.50%, due 7/1/37                       547,590         577,203
  5.50%, due 1/1/38                       572,188         603,131
  6.00%, due 2/1/11                         1,958           2,020
  6.00%, due 2/1/27                       397,751         426,634
  6.00%, due 3/1/36                       865,636         923,843
  6.50%, due 4/1/37                       799,999         858,967
                                                    -------------
                                                        9,503,447
                                                    -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 0.6%
  4.625%, due 5/1/13                    2,605,000       2,749,838
  5.125%, due 1/2/14                      550,000         586,504
                                                    -------------
                                                        3,336,342
                                                    -------------


  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 20.6%
  4.50%, due 4/1/18                       363,464         385,217
  4.50%, due 7/1/18                     1,294,879       1,372,377
  4.50%, due 11/1/18                    1,691,294       1,792,516
  4.50%, due 5/1/19 TBA (i)            18,070,000      18,770,212
  4.50%, due 6/1/23                     3,418,410       3,558,904
  5.00%, due 9/1/17                       582,424         622,095
  5.00%, due 9/1/20                       573,314         609,140
  5.00%, due 10/1/20                      565,267         600,591
  5.00%, due 12/1/20                    1,122,018       1,192,132
  5.00%, due 10/1/33                    1,185,556       1,233,879
  5.00%, due 6/1/34 TBA (i)               580,000         601,206
  5.00%, due 6/1/35                     6,422,278       6,679,031
  5.00%, due 7/1/35                     1,378,089       1,432,322
  5.00%, due 1/1/36                     1,861,426       1,934,680
  5.00%, due 2/1/36                    14,152,684      14,709,641
  5.00%, due 5/1/36                     5,303,093       5,511,788
  5.00%, due 9/1/36                     1,311,809       1,363,433
  5.50%, due 2/1/17                       441,874         475,839
  5.50%, due 6/1/21                     1,949,171       2,078,283
  5.50%, due 6/1/33                     8,428,930       8,917,681
  5.50%, due 11/1/33                    1,121,504       1,186,534
  5.50%, due 12/1/33                      806,653         853,427
  5.50%, due 4/1/34                     3,506,841       3,714,938
  5.50%, due 5/1/34                     2,923,152       3,092,651
  5.50%, due 6/1/34                       909,841         961,745
  5.50%, due 3/1/35                     1,576,273       1,666,196
  5.50%, due 4/1/36                     3,967,967       4,191,229
  5.50%, due 12/1/36                    1,491,857       1,573,233
  5.50%, due 1/1/37                     1,601,239       1,688,582
  5.50%, due 4/1/37                     5,746,199       6,057,844
  5.50%, due 7/1/37                     1,724,105       1,817,612
  5.50%, due 8/1/37                     1,159,233       1,224,458
  5.50%, due 9/1/37                        48,033          50,638
  6.00%, due 8/1/17                        64,302          69,446
  6.00%, due 1/1/33                       430,809         462,470
  6.00%, due 3/1/33                       432,179         463,130
  6.00%, due 8/1/34                        17,733          18,975
  6.00%, due 9/1/35                     1,023,109       1,091,585
  6.00%, due 11/1/35 TBA (i)            1,400,000       1,487,063
  6.00%, due 6/1/36                     1,016,169       1,082,593
  6.00%, due 12/1/36                      946,797       1,008,686
  6.00%, due 4/1/37                       839,237         889,374
  6.00%, due 9/1/37                       324,206         345,094
  6.00%, due 10/1/37                    3,736,622       3,960,326
  6.00%, due 11/1/37                      203,751         216,878
  6.00%, due 1/1/38                        32,080          34,122
  6.00%, due 11/1/38                    1,257,299       1,337,323
  6.50%, due 6/1/31                        84,567          91,691
  6.50%, due 8/1/31                        76,497          82,941
  6.50%, due 10/1/31                       56,302          61,045
  6.50%, due 6/1/32                        77,331          83,796
  6.50%, due 6/1/36                        52,395          56,358
  6.50%, due 7/1/36                       187,186         201,345
  6.50%, due 8/1/36                        49,525          53,271
  6.50%, due 11/1/36                      905,467         973,957
  6.50%, due 2/1/37                       371,473         399,340
  6.50%, due 7/1/37                       102,796         110,506
  6.50%, due 8/1/37                       279,859         300,853
  6.50%, due 9/1/37                     1,065,466       1,145,393
  6.50%, due 3/1/38                       635,738         683,429
                                                    -------------
                                                      118,631,044
                                                    -------------


  FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.3%
  Series 2632, Class NH
  3.50%, due 6/15/13                      375,937         383,329
  Series 3104, Class QC
  5.00%, due 9/15/31                    2,400,000       2,537,040
  Series 2690, Class PG
  5.00%, due 4/15/32                    1,250,000       1,326,126
  Series 2734, Class PG
  5.00%, due 7/15/32                    1,804,000       1,905,837


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                        PRINCIPAL
                                           AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
  FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
  Series 3113, Class QD
  5.00%, due 6/15/34                 $  1,425,000   $   1,504,142
                                                    -------------
                                                        7,656,474
                                                    -------------

FREDDIE MAC REFERENCE REMIC
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.2%
  Series R001, Class AE
  4.375%, due 4/15/15                   1,115,721       1,146,914
                                                    -------------


  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 16.3%
  5.00%, due 1/1/37 TBA (i)            17,040,000      17,625,750
  5.50%, due 7/1/35 TBA (i)            27,360,000      28,856,264
  6.00%, due 2/15/29                       57,811          62,037
  6.00%, due 4/15/29                      248,320         266,608
  6.00%, due 8/15/32                      538,062         577,745
  6.00%, due 6/1/35 TBA (i)            23,870,000      25,346,956
  6.50%, due 7/15/28                       57,665          62,391
  6.50%, due 5/15/29                       29,718          32,154
  6.50%, due 12/1/33 TBA (i)           19,900,000      21,125,176
  12.50%, due 1/15/14                       1,107           1,271
                                                    -------------
                                                       93,956,352
                                                    -------------


  UNITED STATES TREASURY BONDS 5.9%
  4.25%, due 5/15/39                   10,350,000      10,374,260
  4.50%, due 8/15/39                   13,775,000      14,390,577
  6.25%, due 8/15/23                      750,000         930,117
  6.25%, due 5/15/30                    4,285,000       5,493,503
  6.875%, due 8/15/25                   1,305,000       1,730,144
  8.75%, due 8/15/20                      620,000         904,232
                                                    -------------
                                                       33,822,833
                                                    -------------


  UNITED STATES TREASURY NOTES 11.8%
  0.875%, due 10/31/11                 14,600,000      14,627,448
  1.00%, due 9/30/11                    1,680,000       1,684,724
  2.375%, due 9/30/14                  19,680,000      19,758,326
  2.75%, due 2/15/19                      385,000         365,870
  3.25%, due 5/31/16                      900,000         920,602
  3.625%, due 8/15/19                  26,820,000      27,335,454
  4.75%, due 8/15/17                    2,614,000       2,905,830
                                                    -------------
                                                       67,598,254
                                                    -------------

UNITED STATES TREASURY STRIP PRINCIPAL 0.2%
  (zero coupon), due 8/15/23              820,000         455,088
  (zero coupon), due 8/15/28            2,210,000         962,132
                                                    -------------
                                                        1,417,220
                                                    -------------
Total U.S. Government &
  Federal Agencies
  (Cost $332,145,262)                                 337,754,901
                                                    -------------


YANKEE BONDS 5.5% (J)
-----------------------------------------------------------------

AUTO MANUFACTURERS 0.2%
Volvo Treasury AB
  5.95%, due 4/1/15 (b)                 1,130,000       1,148,747
                                                    -------------


BANKS 0.2%
Royal Bank of Scotland PLC
  (The)
  4.875%, due 8/25/14 (b)               1,405,000       1,429,957
                                                    -------------


BUILDING MATERIALS 0.1%
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (b)(f)              420,000          66,150
Holcim Capital Corp., Ltd.
  6.875%, due 9/29/39 (b)                 500,000         518,736
                                                    -------------
                                                          584,886
                                                    -------------

CHEMICALS 0.0%++
Nova Chemicals Corp.
  4.538%, due 11/15/13 (a)                  5,000           4,500
                                                    -------------


COAL 0.0%++
Raspadskaya Securities, Ltd.
  7.50%, due 5/22/12                      175,000         174,344
                                                    -------------


ELECTRIC 1.1%
V  Enel Finance
  International S.A.
  5.125%, due 10/7/19 (b)               3,295,000       3,357,262
  6.00%, due 10/7/39 (b)                2,810,000       2,874,692
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (b)                 305,000         323,789
                                                    -------------
                                                        6,555,743
                                                    -------------

FOREST PRODUCTS & PAPER 0.0%++
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                      35,000          27,650
                                                    -------------


HOLDING COMPANY--DIVERSIFIED 0.2%
EnCana Holdings Finance
  Corp.
  5.80%, due 5/1/14                       860,000         937,858
                                                    -------------






20    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
INSURANCE 0.0%++
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18                $     20,000   $      19,400
  8.30%, due 4/15/26                       15,000          14,250
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (b)                  250,000         251,071
                                                    -------------
                                                          284,721
                                                    -------------

LEISURE TIME 0.1%
Royal Caribbean Cruises,
  Ltd.
  8.75%, due 2/2/11                       735,000         742,350
                                                    -------------

MEDIA 0.3%
British Sky Broadcasting
  Group PLC
  9.50%, due 11/15/18 (b)                 980,000       1,248,634
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (b)                 230,000         234,762
Quebecor Media, Inc.
  7.75%, due 3/15/16                       10,000           9,875
Videotron, Ltee
  6.375%, due 12/15/15                     15,000          14,625
                                                    -------------
                                                        1,507,896
                                                    -------------

MINING 0.8%
Anglo American Capital PLC
  9.375%, due 4/8/19 (b)                2,380,000       2,886,188
Rio Tinto Finance USA, Ltd.
  9.00%, due 5/1/19                     1,320,000       1,642,316
                                                    -------------
                                                        4,528,504
                                                    -------------

MISCELLANEOUS--MANUFACTURING 0.7%
Siemens
  Financieringsmaatschappij
  N.V.
  5.75%, due 10/17/16 (b)               1,600,000       1,738,915
  6.125%, due 8/17/26 (b)                 265,000         289,516
Tyco Electronics Group S.A.
  6.00%, due 10/1/12                    1,815,000       1,933,160
                                                    -------------
                                                        3,961,591
                                                    -------------

OIL & GAS 0.6%
Cenovus Energy, Inc.
  6.75%, due 11/15/39 (b)                 500,000         546,258
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (b)                  200,000         191,500
Gazprom International S.A.
  7.201%, due 2/1/20 (b)                  292,488         298,718
Petronas Capital, Ltd.
  5.25%, due 8/12/19 (b)                1,830,000       1,847,683
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (b)                  285,000         287,138
                                                    -------------
                                                        3,171,297
                                                    -------------

PHARMACEUTICALS 0.0%++
Angiotech Pharmaceuticals,
  Inc.
  4.111%, due 12/1/13 (a)                   5,000           4,150
                                                    -------------

PIPELINES 0.3%
Aquila Canada Finance Corp.
  7.75%, due 6/15/11                    1,595,000       1,682,331
                                                    -------------

TELECOMMUNICATIONS 0.9%
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                      10,000          10,337
Nortel Networks, Ltd.
  10.75%, due 7/15/16 (f)                  10,000           5,725
Rogers Communications, Inc.
  9.625%, due 5/1/11                       50,000          55,316
Satelites Mexicanos S.A. de
  C.V.
  9.033%, due 11/30/11 (a)                 15,000          13,500
Telecom Italia Capital S.A.
  6.175%, due 6/18/14                   3,145,000       3,411,699
  6.999%, due 6/4/18                      775,000         851,254
  7.175%, due 6/18/19                     545,000         604,201
                                                    -------------
                                                        4,952,032
                                                    -------------

TRANSPORTATION 0.0%++
Kansas City Southern de
  Mexico
  S.A. de C.V.
  7.375%, due 6/1/14                        5,000           4,725
                                                    -------------
Total Yankee Bonds
  (Cost $29,780,891)                                   31,703,282
                                                    -------------
Total Long-Term Bonds
  (Cost $525,159,363)                                 535,633,367
                                                    -------------





                                           SHARES

COMMON STOCK 0.0%++
-----------------------------------------------------------------

COMMERCIAL SERVICES 0.0%++
World Color Press, Inc. (k)                    98             882
                                                    -------------
Total Common Stock
  (Cost $13,163)                                              882
                                                    -------------

CONVERTIBLE PREFERRED STOCK 0.0%++
-----------------------------------------------------------------

SOFTWARE 0.0%++
QuadraMed Corp.
  5.50% (c)(l)                                100           1,527
                                                    -------------
Total Convertible Preferred
  Stock
  (Cost $1,800)                                             1,527
                                                    -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                           NUMBER
                                         WARRANTS           VALUE
WARRANTS 0.0%++
-----------------------------------------------------------------

COMMERCIAL SERVICES 0.0%++
World Color Press, Inc.
  Strike Price $13.00
  Expires 7/20/14 (k)                          56   $         229
  Strike Price $16.30
  Expires 7/20/14 (k)                          56             164
                                                    -------------
Total Warrants
  (Cost $2,392)                                               393
                                                    -------------




                                        PRINCIPAL
                                           AMOUNT           VALUE
SHORT-TERM INVESTMENT 29.5%
-----------------------------------------------------------------

REPURCHASE AGREEMENT 29.5%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $169,440,416
  (Collateralized by a
  United States Treasury
  Bill with a rate of 0.066%
  and a maturity date of
  2/18/10, with a Principal
  Amount of $172,865,000 and
  a Market Value of
  $172,830,427)                      $169,440,275     169,440,275
                                                    -------------
Total Short-Term Investment
  (Cost $169,440,275)                                 169,440,275
                                                    -------------
Total Investments
  (Cost $694,616,993) (o)                   122.6%    705,076,444
Liabilities in Excess of
  Cash and Other Assets                     (22.6)   (129,865,701)
                                            =====    ============
Net Assets                                  100.0%  $ 575,210,743
                                            =====    ============





                                                  UNREALIZED
                              CONTRACTS         APPRECIATION
                                   LONG   (DEPRECIATION) (M)
FUTURES CONTRACTS (0.0%)++
------------------------------------------------------------

United States Treasury
  Note December 2009
  (10 Year) (n)                      92            $ 195,943
                                                   ---------
Total Futures Contracts Long
  (Settlement Value $10,912,063)                     195,943
                                                   ---------


                              CONTRACTS
                                  SHORT
United States Treasury
  Note December 2009
  (2 Year) (n)                     (183)            (335,096)
                                                   ---------
Total Futures Contracts Short
  (Settlement Value $39,822,516)                    (335,096)
                                                   ---------
Total Futures Contracts
  (Settlement Value $28,910,453)                   $(139,153)
                                                   =========





+++  On a daily basis New York Life Investments confirms that the value of the Fund's liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
++   Less than one-tenth of a percent.
(a)  Floating rate.  Rate shown is the rate in effect at October 31, 2009.
(b)  May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of
     1933, as amended.
(c)  Illiquid security.  The total market value of these securities at
     October 31, 2009 is $1,829,688, which represents 0.3% of the Fund's net assets.
(d)  Fair valued security. The total market value of these securities at
     October 31, 2009 is $758,925, which represents 0.1% of the Fund's net assets.
(e)  Subprime mortgage investment and other asset-backed securities. The total market value of the securities at October 31, 2009 is $712,711, which represents 0.1% of the Fund's net assets.
(f)  Issue in default.
(g)  The debt is guaranteed under the Federal Deposit Insurance Corporation
     (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States.  The expiration date of the
     FDIC's guarantee is the earlier of the maturity date of the debt or
     June 30, 2012.
(h)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.



22    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(i) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2009 is $113,812,627, which represents 19.8% of the Fund's net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(j) Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(k)  Non-income producing security.
(l)  Restricted security.
(m) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2009.
(n) At October 31, 2009, cash in the amount of $48,480 is segregated as collateral for futures contracts with the broker.
(o) At October 31, 2009, cost is $694,668,976 for federal income tax purposes and net unrealized appreciation is as follows:



Gross unrealized appreciation       $17,830,901
Gross unrealized depreciation        (7,423,433)
                                    -----------
Net unrealized appreciation         $10,407,468
                                    ===========



The following abbreviation is used in the above portfolio:
E -- Euro

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                 IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Long-Term Bonds
    Asset-Backed Securities (a)                    $     --   $  6,489,474        $230,921    $  6,720,395
    Corporate Bonds (b)                                  --    134,306,215          96,409     134,402,624
    Foreign Government Bonds                             --      1,942,881              --       1,942,881
    Mortgage-Backed Securities (c)                       --     21,945,202         431,595      22,376,797
    Municipal Bonds                                      --        732,487              --         732,487
    U.S. Government & Federal Agencies                   --    337,754,901              --     337,754,901
    Yankee Bonds                                         --     31,703,282              --      31,703,282
                                                   --------   ------------        --------    ------------
 Total Long-Term Bonds                                   --    534,874,442         758,925     535,633,367
                                                   --------   ------------        --------    ------------
 Common Stock                                           882             --              --             882
 Convertible Preferred Stock                             --          1,527              --           1,527
 Warrants                                               393             --              --             393
 Short-Term Investment
    Repurchase Agreement                                 --    169,440,275              --     169,440,275
                                                   --------   ------------        --------    ------------
 Total Investments in Securities                      1,275    704,316,244         758,925     705,076,444
                                                   --------   ------------        --------    ------------
 Other Financial Instruments
 Futures Contracts Long (d)                         195,943             --              --         195,943
 Foreign Currency Forward Contracts (d)                  --            959              --             959
                                                   --------   ------------        --------    ------------
 Total Other Financial Instruments                  195,943            959              --         196,902
                                                   --------   ------------        --------    ------------
 Total Investments and Other Financial
  Instruments                                      $197,218   $704,317,203        $758,925    $705,273,346
                                                   ========   ============        ========    ============




(a) The level 3 security valued at $230,921 is held in Credit Cards within the Asset-Backed Securities section of the Portfolio of Investments.

(b) The level 3 securities valued at $780, $2,001 and $93,628 are held in Commercial Services, Media and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c) The level 3 security valued at $431,595 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d) The value listed for these securities represents the unrealized appreciation as shown on the Portfolio of Investments and Note 5 of the financial statements for futures contracts or foreign currency forward contracts, respectively.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

LIABILITY VALUATION INPUTS


                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER     SIGNIFICANT
                                                    IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                        ASSETS        INPUTS          INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)       (LEVEL 3)        TOTAL
 Other Financial Instruments
 Futures Contracts Short (a)                         $(335,096)     $     --        $     --    $(335,096)
                                                     ---------      --------        --------    ---------
 Total Other Financial Instruments                   $(335,096)          $--             $--    $(335,096)
                                                     =========      ========        ========    =========




 (a) The value listed for these securities represents the unrealized depreciation as shown on the Portfolio of Investments and Note 5 of the financial statements for futures contracts or foreign currency forward contracts, respectively.

 The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                               BALANCE                             CHANGE IN                              NET        NET
                                 AS OF     ACCRUED  REALIZED      UNREALIZED                        TRANSFERS  TRANSFERS
 INVESTMENTS               OCTOBER 31,   DISCOUNTS      GAIN    APPRECIATION        NET        NET      IN TO     OUT OF
 IN SECURITIES                    2008  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES      SALES    LEVEL 3    LEVEL 3
 Long-Term Bonds
    Asset-Backed
          Securities
      Credit Cards          $  258,475       $(136) $    (31)        $23,320       $ --  $ (50,707)   $    --  $      --
    Corporate Bonds
      Commericial
               Services             --          --        --             780         --         --         --         --
      Diversified
               Financial
               Services        176,644          13   (32,993)         77,334         --   (220,998)        --         --
      Media                      8,057          --     1,486          (6,838)       782     (1,486)        --         --
      Retail                        --          --        --          (5,818)        --         --     99,446         --
    Mortgage-Backed
          Securities
      Commercial
         Mortgage Loans
         (Collateralized
         Mortgage
         Obligations)          613,472          --        --          (5,547)        --    (29,130)        --   (147,200)
    Common Stocks
      Media                          1          --        --              (1)        --         --         --         --
                            ----------       -----  --------         -------       ----  ---------    -------  ---------
    Total                   $1,056,649       $(123) $(31,538)        $83,230       $782  $(302,321)   $99,446  $(147,200)
                            ==========       =====  ========         =======       ====  =========    =======  =========

                                             CHANGE IN
                                            UNREALIZED
                                          APPRECIATION
                                        (DEPRECIATION)
                                                  FROM
                               BALANCE     INVESTMENTS
                                 AS OF   STILL HELD AT
 INVESTMENTS               OCTOBER 31,     OCTOBER 31,
 IN SECURITIES                    2009         2009(A)
 Long-Term Bonds
    Asset-Backed
          Securities
      Credit Cards            $230,921         $18,570
    Corporate Bonds
      Commericial
               Services            780             780
      Diversified
               Financial
               Services             --              --
      Media                      2,001          (4,963)
      Retail                    93,628          (5,818)
    Mortgage-Backed
          Securities
      Commercial
         Mortgage Loans
         (Collateralized
         Mortgage
         Obligations)          431,595          (9,232)
    Common Stocks
      Media                         --              --
                              --------         -------
    Total                     $758,925         $  (663)
                              ========         =======



 (a) Included in "Net change in unrealized depreciation on investments" in the Statement of Operations.



24    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $525,176,718)     $535,636,169
Repurchase agreement, at value
  (identified cost $169,440,275)      169,440,275
Cash denominated in foreign
  currency
  (identified cost $62,577)                69,929
Cash collateral on deposit at
  broker                                   48,480
Receivables:
  Investment securities sold           15,432,808
  Fund shares sold                      5,065,231
  Dividends and interest                4,420,071
  Variation margin on futures
     contracts                             19,031
Other assets                               16,888
Unrealized appreciation on foreign
  currency forward contracts                  959
                                     ------------
     Total assets                     730,149,841
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased     154,402,027
  Fund shares redeemed                    158,931
  Transfer agent (See Note 3)              97,451
  Shareholder communication                56,821
  Manager (See Note 3)                     50,487
  Professional fees                        50,450
  NYLIFE Distributors (See Note 3)         26,337
  Custodian                                17,334
Accrued expenses                            7,439
Dividend payable                           71,821
                                     ------------
     Total liabilities                154,939,098
                                     ------------
Net assets                           $575,210,743
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 1.2 billion shares
  authorized                         $    557,186
Additional paid-in capital            569,182,722
                                     ------------
                                      569,739,908
Accumulated distributions in excess
  of net investment income                (74,952)
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions    (4,784,443)
Net unrealized appreciation on
  investments and futures contracts    10,320,298
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                                 9,932
                                     ------------
Net assets                           $575,210,743
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  2,742,683
                                     ============
Shares of capital stock outstanding       264,600
                                     ============
Net asset value per share
  outstanding                        $      10.37
Maximum sales charge (4.50% of
  offering price)                            0.49
                                     ------------
Maximum offering price per share
  outstanding                        $      10.86
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 33,134,118
                                     ============
Shares of capital stock outstanding     3,211,145
                                     ============
Net asset value per share
  outstanding                        $      10.32
Maximum sales charge (4.50% of
  offering price)                            0.49
                                     ------------
Maximum offering price per share
  outstanding                        $      10.81
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $  6,065,099
                                     ============
Shares of capital stock outstanding       587,196
                                     ============
Net asset value and offering price
  per share outstanding              $      10.33
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 16,746,577
                                     ============
Shares of capital stock outstanding     1,619,831
                                     ============
Net asset value and offering price
  per share outstanding              $      10.34
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $516,522,266
                                     ============
Shares of capital stock outstanding    50,035,853
                                     ============
Net asset value and offering price
  per share outstanding              $      10.32
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest (a)                        $ 9,255,626
  Dividends                                 6,402
                                      -----------
     Total income                       9,262,028
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,335,105
  Transfer agent--Investor Class
     (See Note 3)                           5,407
  Transfer agent--Class A (See Note
     3)                                    19,830
  Transfer agent--Classes B and C
     (See Note 3)                          47,599
  Transfer agent--Class I (See Note
     3)                                   154,190
  Distribution--Class B (See Note 3)       41,532
  Distribution--Class C (See Note 3)       99,064
  Distribution/Service--Investor
     Class (See Note 3)                     5,298
  Distribution/Service--Class A (See
     Note 3)                               61,953
  Service--Class B (See Note 3)            13,844
  Service--Class C (See Note 3)            33,021
  Shareholder communication                98,080
  Professional fees                        80,807
  Registration                             68,229
  Custodian                                49,250
  Directors                                 9,796
  Miscellaneous                            19,313
                                      -----------
     Total expenses before waiver       2,142,318
  Expense waiver from Manager (See
     Note 3)                             (349,606)
                                      -----------
     Net expenses                       1,792,712
                                      -----------
Net investment income                   7,469,316
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               $ 4,176,560
  Futures transactions                   (534,739)
  Foreign currency transactions           117,577
                                      -----------
Net realized gain on investments,
  futures transactions and foreign
  currency transactions                 3,759,398
                                      -----------
Net change in unrealized
  depreciation on:
  Investments                          17,398,056
  Futures contracts                      (139,153)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                      9,932
                                      -----------
Net change in unrealized
  depreciation on investments,
  futures contracts and foreign
  currency transactions                17,268,835
                                      -----------
Net realized and unrealized gain on
  investments, futures transactions
  and foreign currency transactions    21,028,233
                                      -----------
Net increase in net assets resulting
  from
  operations                          $28,497,549
                                      ===========




(a) Interest recorded net of foreign withholding taxes in the amount of $6,402.



26    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  7,469,316   $  7,166,426
 Net realized gain on
  investments, futures
  transactions and foreign
  currency transactions           3,759,398      1,259,513
 Net change in unrealized
  depreciation on
  investments, futures
  contracts and foreign
  currency transactions          17,268,835     (8,155,991)
                               ---------------------------
 Net increase in net assets
  resulting from operations      28,497,549        269,948
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                  (61,839)       (35,114)
    Class A                        (777,322)      (527,247)
    Class B                        (121,566)      (126,521)
    Class C                        (289,052)      (173,956)
    Class I                      (6,258,791)    (6,323,001)
                               ---------------------------
 Total dividends to
     shareholders                (7,508,570)    (7,185,839)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        176,762,267     44,748,642
 Net asset value of shares
  issued in connection with
  the acquisition of MainStay
  Institutional Bond Fund       255,388,290             --
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       6,350,100      5,914,449
 Cost of shares redeemed        (46,993,449)   (37,731,248)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions         391,507,208     12,931,843
                               ---------------------------
    Net increase in net
     assets                     412,496,187      6,015,952

NET ASSETS:
Beginning of year               162,714,556    156,698,604
                               ---------------------------
End of year                    $575,210,743   $162,714,556
                               ===========================
Accumulated distributions in
 excess of net investment
 income at end of year         $    (74,952)  $    (61,283)
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                          INVESTOR CLASS
                                  -----------------------------
                                                   FEBRUARY 28,
                                                      2008**
                                   YEAR ENDED         THROUGH
                                  OCTOBER 31,       OCTOBER 31,

                                  -----------------------------
                                      2009             2008
Net asset value at beginning of
  period                             $ 9.39           $ 9.92
                                     ------           ------
Net investment income                  0.30             0.25
Net realized and unrealized gain
  (loss) on investments                0.96            (0.54)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                         0.01               --
                                     ------           ------
Total from investment operations       1.27            (0.29)
                                     ------           ------
Less dividends:
  From net investment income          (0.29)           (0.24)
                                     ------           ------
Net asset value at end of period     $10.37           $ 9.39
                                     ======           ======
Total investment return (a)           13.72%           (2.98%)(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                3.03%            3.73% ++
  Net expenses                         1.17%            1.20% ++
  Expenses (before
     waiver/reimbursement)             1.25%            1.34% ++
Portfolio turnover rate                 246% (c)         114% (c)
Net assets at end of period (in
  000's)                             $2,743           $1,727




                                                      CLASS B
                                  ----------------------------------------------
                                              YEAR ENDED OCTOBER 31,

                                  ----------------------------------------------
                                   2009      2008      2007      2006      2005
Net asset value at beginning of
  period                          $ 9.36    $ 9.74    $ 9.76    $ 9.73    $ 9.99
                                  ------    ------    ------    ------    ------
Net investment income               0.23      0.30      0.35      0.32      0.26
Net realized and unrealized gain
  (loss) on investments             0.95     (0.37)     0.01      0.01     (0.27)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                      0.01        --      0.00 ++  (0.00)++     --
                                  ------    ------    ------    ------    ------
Total from investment operations    1.19     (0.07)     0.36      0.33     (0.01)
                                  ------    ------    ------    ------    ------
Less dividends:
  From net investment income       (0.22)    (0.31)    (0.38)    (0.30)    (0.25)
                                  ------    ------    ------    ------    ------
Net asset value at end of period  $10.33    $ 9.36    $ 9.74    $ 9.76    $ 9.73
                                  ======    ======    ======    ======    ======
Total investment return (a)        12.82%    (0.79%)    3.75%     3.46%    (0.11%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             2.29%     3.13%     3.60%     3.19%     2.70%
  Net expenses                      1.92%     1.91%     1.85%     1.85%     1.83%
  Expenses (before
     waiver/reimbursement)          2.00%     2.08%     2.13%     2.07%     2.16%
Portfolio turnover rate              246% (c)  114% (c)   70%      146% (c)  192% (c)
Net assets at end of period (in
  000's)                          $6,065    $4,580    $2,968    $2,912    $4,359



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)  Total return is not annualized.
(c)  The portfolio turnover rates not including mortgage dollar rolls were 130%,
     92%, 64% and 76% for the years ended October 31, 2009, 2008, 2006 and 2005, respectively.





28    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            CLASS A
      --------------------------------------------------



                    YEAR ENDED OCTOBER 31,
      --------------------------------------------------

        2009       2008       2007      2006       2005
      $  9.35    $  9.73    $  9.74    $ 9.72     $ 9.98
      -------    -------    -------    ------     ------
         0.34       0.43       0.43      0.39       0.34
         0.93      (0.41)      0.01      0.00 ++   (0.28)
         0.01         --       0.00 ++  (0.00)++      --
      -------    -------    -------    ------     ------
         1.28       0.02       0.44      0.39       0.06
      -------    -------    -------    ------     ------

        (0.31)     (0.40)     (0.45)    (0.37)     (0.32)
      -------    -------    -------    ------     ------
      $ 10.32    $  9.35    $  9.73    $ 9.74     $ 9.72
      =======    =======    =======    ======     ======
        13.89%      0.07%      4.63%     4.14%      0.63%

         3.20%      4.02%      4.35%     3.94%      3.45%
         1.00%      1.03%      1.10%     1.10%      1.08%
         1.08%      1.16%      1.38%     1.32%      1.41%
          246% (c)   114% (c)    70%      146% (c)   192% (c)
      $33,134    $16,211    $10,821    $9,468     $8,062




                          CLASS C
      -----------------------------------------------
                   YEAR ENDED OCTOBER 31,
      -----------------------------------------------

        2009      2008      2007      2006      2005
      $  9.37    $ 9.75    $ 9.76    $ 9.73    $ 9.99
      -------    ------    ------    ------    ------
         0.23      0.30      0.35      0.32      0.26
         0.95     (0.37)     0.02      0.01     (0.27)
         0.01        --      0.00 ++  (0.00)++     --
      -------    ------    ------    ------    ------
         1.19     (0.07)     0.37      0.33     (0.01)
      -------    ------    ------    ------    ------

        (0.22)    (0.31)    (0.38)    (0.30)    (0.25)
      -------    ------    ------    ------    ------
      $ 10.34    $ 9.37    $ 9.75    $ 9.76    $ 9.73
      =======    ======    ======    ======    ======
        12.92%    (0.89%)    3.86%     3.46%    (0.11%)

         2.27%     3.11%     3.60%     3.19%     2.70%
         1.92%     1.92%     1.85%     1.85%     1.83%
         2.00%     2.08%     2.13%     2.07%     2.16%
          246% (c)  114% (c)   70%      146% (c)  192% (c)
      $16,747    $7,106    $2,689    $1,464    $1,708




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                        CLASS I
                               --------------------------------------------------------
                                                YEAR ENDED OCTOBER 31,

                               --------------------------------------------------------
                                 2009        2008        2007        2006        2005
Net asset value at beginning
  of period                    $   9.35    $   9.73    $   9.75    $   9.72    $  10.00
                               --------    --------    --------    --------    --------
Net investment income              0.34        0.43        0.46        0.41        0.38
Net realized and unrealized
  gain (loss) on investments       0.96       (0.38)       0.01        0.03       (0.28)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions            0.01          --        0.00 ++    (0.00)++       --
                               --------    --------    --------    --------    --------
Total from investment
  operations                       1.31        0.05        0.47        0.44        0.10
                               --------    --------    --------    --------    --------
Less dividends:
  From net investment income      (0.34)      (0.43)      (0.49)      (0.41)      (0.38)
                               --------    --------    --------    --------    --------
Net asset value at end of
  period                       $  10.32    $   9.35    $   9.73    $   9.75    $   9.72
                               ========    ========    ========    ========    ========
Total investment return (a)       14.22%       0.39%       4.94%       4.70%       0.97%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income            3.50%       4.35%       4.75%       4.34%       3.81%
  Net expenses                     0.66%       0.70%       0.70%       0.70%       0.72%
  Expenses (before
     waiver/reimbursement)         0.83%       0.78%       0.74%       0.76%       0.86%
Portfolio turnover rate             246% (c)    114% (c)     70%        146% (c)    192% (c)
Net assets at end of period
  (in 000's)                   $516,522    $133,090    $140,221    $125,525    $115,147



++   Less than one cent per share.
(a)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  The portfolio turnover rates not including mortgage dollar rolls were 130%,
     92%, 64% and 76% for the years ended October 31, 2009, 2008, 2006 and 2005, respectively.





30    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Intermediate Term Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares, Class B shares and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities. Effective February 26, 2010, the Fund's investment objective will be to seek to maximize total return, consistent with liquidity, moderate risk to principal and investment in debt securities.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund held securities with a value of $758,925 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the

                                                   mainstayinvestments.com    31

Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At October 31, 2009, foreign securities held by the Fund were not fair valued.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Directors, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board of Directors in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is


32    MainStay Intermediate Term Bond Fund
required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Fund is subject to interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated

                                                   mainstayinvestments.com    33
exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(I) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(J) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(K) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2009.

(L) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be


34    MainStay Intermediate Term Bond Fund
difficult to obtain a prompt sale at an acceptable price. (See Note 6.)

(M) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair Value of Derivatives as of October 31, 2009

ASSET DERIVATIVES

                                             STATEMENT OF      FOREIGN                      INTEREST
                                                   ASSETS     EXCHANGE       EQUITY             RATE
                                          AND LIABILITIES    CONTRACTS    CONTRACTS        CONTRACTS
                                                 LOCATION         RISK         RISK             RISK       TOTAL
Warrants               Investment in securities, at value         $ --         $393    $          --    $    393
                                  Net Assets - Unrealized
                                          appreciation on
Futures Contracts (a)   investments and futures contracts           --           --          195,943     195,943
                       Unrealized appreciation on foreign
Forward Contracts              currency forward contracts          959           --               --         959
                                                             ---------------------------------------------------
Total Fair Value                                                  $959         $393         $195,943    $197,295
                                                             ===================================================




(a) Includes cumulative appreciation (depreciation) of futures contracts is reported in Portfolio of Investments. Only current day's variation margin as reported within the Statement of Assets & Liabilities.

LIABILITY DERIVATIVES

                                             STATEMENT OF      FOREIGN                  INTEREST
                                                   ASSETS     EXCHANGE       EQUITY         RATE
                                          AND LIABILITIES    CONTRACTS    CONTRACTS    CONTRACTS
                                                 LOCATION         RISK         RISK         RISK        TOTAL
                                  Net Assets - Unrealized
                                          appreciation on
Futures Contracts (a)   investments and futures contracts     $     --     $     --    $(335,096)   $(335,096)
                                                             ------------------------------------------------
Total Fair Value                                                   $--          $--    $(335,096)   $(335,096)
                                                             ================================================




(a) Includes cumulative appreciation (depreciation) of futures contracts is reported in the Portfolio of Investments. Only current day's variation margin as reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009.


                                                   mainstayinvestments.com    35

REALIZED GAIN (LOSS)

                                                                  FOREIGN                  INTEREST
                                                STATEMENT OF     EXCHANGE       EQUITY         RATE
                                                  OPERATIONS    CONTRACTS    CONTRACTS    CONTRACTS
                                                    LOCATION         RISK         RISK         RISK        TOTAL
                               Net realized loss on security
Warrants                                        transactions      $    --          $(2)   $      --    $      (2)
                                Net realized loss on futures
Futures Contracts                               transactions           --           --     (534,739)    (534,739)
                                Net realized gain on foreign
                                                    currency
Forward Contracts                               transactions       39,780           --           --       39,780
                                                                ------------------------------------------------
Total Realized Gain (Loss)                                        $39,780          $(2)   $(534,739)   $(494,961)
                                                                ================================================



CHANGE IN APPRECIATION (DEPRECIATION)

                                                                   FOREIGN                  INTEREST
                                                 STATEMENT OF     EXCHANGE       EQUITY         RATE
                                                   OPERATIONS    CONTRACTS    CONTRACTS    CONTRACTS
                                                     LOCATION         RISK         RISK         RISK        TOTAL
                                     Net change in unrealized
                                  appreciation (depreciation)
Warrants                             on security transactions         $ --        $(955)   $      --    $    (955)
                                     Net change in unrealized
                               appreciation (depreciation) on
Futures Contracts                           futures contracts           --           --     (139,153)    (139,153)
                                     Net change in unrealized
                               appreciation (depreciation) on
                                               translation of
                                 other assets and liabilities
                                                           in
                               foreign currencies and foreign
Forward Contracts                  currency forward contracts          959           --           --          959
                                                                 ------------------------------------------------
Total Change in
  Appreciation (Depreciation)                                         $959        $(955)   $(139,153)   $(139,149)
                                                                 ================================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                                            FOREIGN                  INTEREST
                                                           EXCHANGE       EQUITY         RATE
                                                          CONTRACTS    CONTRACTS    CONTRACTS
                                                               RISK         RISK         RISK          TOTAL
Warrants (2)                                                     --          112           --            112
Futures Contracts Long (2)                                       --           --           92             92
Futures Contracts Short (2)                                      --           --         (183)          (183)
Forward Contracts Long (3)                              $ 1,123,259           --           --    $ 1,123,259
Forward Contracts Short (3)                             $(4,186,716)          --           --    $(4,186,716)



(1) Amounts disclosed represent the weighted average held during the twelve-month period.

(2) Amount(s) represent(s) number of contracts number of shares/units.

(3) Amount(s) represent(s) notional amount.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor,


36    MainStay Intermediate Term Bond Fund

New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $500 million, 0.575% on assets from $500 million to $1 billion, and 0.55% on assets in excess of $1 billion. Effective on September 11, 2009, New York Life Investments has agreed to waive a portion of its management fee so that it does not exceed 0.50% on assets up to $1 billion and 0.475% on assets in excess of $1 billion.

Effective on September 11, 2009, New York Life Investments had agreed to limit total ordinary operating expenses of Class I shares to 0.50% through November 27, 2009 and to 0.60% from November 28, 2009 through July 31, 2010. From August 1, 2009 through September 10, 2009, New York Life Investments contractually agreed to waive a portion of the management fee or reimbursement expenses to the extent necessary to ensure that total ordinary operating expenses of Class I shares did not exceed 0.70%. The expense limitation agreement may be modified or terminated only with the approval of the Board. Under the expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This expense limitation agreement was set to expire on July 31, 2010. On December 11, 2009, the Board of the Fund approved an extension of the expense limitation agreement to February 28, 2011.

From April 1, 2008 (February 28, 2008 for Investor Class shares) through July 31, 2009, New York Life Investments had a written expense limitation agreement under which it had agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that total ordinary operating expenses of the appropriate class of shares (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.05%; Class B, 1.95%; Class C, 1.95%; and Class I, 0.70%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $1,335,105 and waived its fees in the amount of $349,606.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,961 and $19,099, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,517, $10,866 and $2,827, respectively, for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $227,026.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an

                                                   mainstayinvestments.com    37
account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $     1,269     0.0%++
--------------------------------------------------
Class B                              1,219     0.0++
--------------------------------------------------
Class C                              1,220     0.0++
--------------------------------------------------
Class I                         86,552,867    16.8
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $15,187.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                 ACCUMULATED          OTHER         UNREALIZED         TOTAL
  ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION     ACCUMULATED
   INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
$1,182,060       $(6,007,340)       $(120,326)      $10,416,441      $5,470,835
-------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sales deferrals, marking to market on foreign forward contracts and futures contracts and wash sales resulting from the reorganization of the MainStay Institutional Bond Fund with and into the Fund (see Note 11).

The other temporary differences are primarily due to interest income on defaulted securities and distributions payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
    $25,585           $(25,585)          $--
-----------------------------------------------



The reclassifications for the Fund are primarily due to foreign currency gain
(loss).

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $6,007,340 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. The fund acquired $6,153,939 of capital losses in its reorganization with the MainStay Institutional Bond Fund (See Note 11); use of these losses may be limited due to the provisions of IRC Section 382. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2012               $  444
       2013                3,824
       2015                  648
       2016                1,091
------------------------------------
      Total               $6,007
------------------------------------



The Fund utilized $3,569,191 of capital loss carryforwards during the year ended October 31, 2009.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                     2009         2008
Distributions paid from:
  Ordinary Income              $7,508,570   $7,185,839
------------------------------------------------------



NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

As of October 31, 2009, the Fund held the following foreign currency forward contracts:

                                                                CONTRACT        CONTRACT
                                                                  AMOUNT          AMOUNT     UNREALIZED
                                            COUNTERPARTY            SOLD       PURCHASED   APPRECIATION
Foreign Currency Sale Contracts:
-------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring
  11/13/09                           JPMorgan Chase Bank   EUR 1,275,000   USD 1,877,272        USD 959
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on
  foreign currency forward
  contracts                                                                                      USD959
-------------------------------------------------------------------------------------------------------






38    MainStay Intermediate Term Bond Fund

As of October 31, 2009, the Fund held the following foreign currency:

                                                                  CURRENCY          COST         VALUE
Pound Sterling                                                  GBP 42,607   USD  62,577   USD  69,929
------------------------------------------------------------------------------------------------------
Total                                                                        USD  62,577   USD  69,929
------------------------------------------------------------------------------------------------------



NOTE 6--RESTRICTED SECURITY:

As of October 31, 2009, the Fund held the following restricted security:

                                                DATE OF                     10/31/09   PERCENTAGE OF
SECURITY                                    ACQUISITION   SHARES     COST      VALUE      NET ASSETS
QuadraMed Corp. Convertible Preferred
  Stock                                         6/16/04      100   $1,800     $1,527             0.0%++
  -------------------------------------------------------------------------------------------------




++ Less than one-tenth of a percent.

NOTE 7--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of U.S. Government securities were $505,592 and $379,625, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $193,336 and $111,323, respectively.

NOTE 10--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                  SHARES       AMOUNT
Year ended October 31, 2009:
Shares sold                     160,649   $1,605,270
Shares issued to shareholders
  in reinvestment of dividends    5,946       59,452
Shares redeemed                 (92,608)    (919,917)
                                --------------------
Net increase in shares
  outstanding before
  conversion                     73,987      744,805
Shares converted into Investor
  Class (See Note 1)             26,518      265,118
Shares converted from Investor
  Class (See Note 1)            (19,928)    (198,805)
                                --------------------
Net increase                     80,577   $  811,118
                                ====================
Period ended October 31, 2008
  (a):
Shares sold                     118,800   $1,162,904
Shares issued to shareholders
  in reinvestment of dividends    3,415       33,166
Shares redeemed                 (62,935)    (616,023)
                                --------------------
Net increase in shares
  outstanding before
  conversion                     59,280      580,047
Shares converted into Investor
  Class (See Note 1)            154,135    1,532,592
Shares converted from Investor
  Class (See Note 1)            (29,392)    (287,997)
                                --------------------
Net increase                    184,023   $1,824,642
                                ====================





(a)  Investor Class shares were first offered on February 28, 2008.




                                                   mainstayinvestments.com    39

 CLASS A                          SHARES         AMOUNT

Year ended October 31, 2009:
Shares sold                    2,304,718   $ 22,920,086
Shares issued to
  shareholders in
  reinvestment of dividends       63,582        632,857
Shares redeemed                 (951,379)    (9,464,145)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   1,416,921     14,088,798
Shares converted into Class
  A (See Note 1)                  70,766        701,600
Shares converted from Class
  A (See Note 1)                 (10,393)      (104,711)
                              -------------------------
Net increase                   1,477,294   $ 14,685,687
                              =========================
Year ended October 31, 2008:
Shares sold                    1,387,281   $ 13,598,919
Shares issued to
  shareholders in
  reinvestment of dividends       45,619        445,137
Shares redeemed                 (717,503)    (7,010,574)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     715,397      7,033,482
Shares converted into Class
  A (See Note 1)                  54,994        537,732
Shares converted from Class
  A (See Note 1)                (148,645)    (1,473,522)
                              -------------------------
Net increase                     621,746   $  6,097,692
                              =========================

 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      363,320   $  3,596,090
Shares issued to
  shareholders in
  reinvestment of dividends        9,487         94,225
Shares redeemed                 (208,125)    (2,062,284)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     164,682      1,628,031
Shares converted from Class
  B (See Note 1)                 (66,941)      (663,202)
                              -------------------------
Net increase                      97,741   $    964,829
                              =========================
Year ended October 31, 2008:
Shares sold                      453,476   $  4,454,502
Shares issued to
  shareholders in
  reinvestment of dividends       10,461        102,256
Shares redeemed                 (247,594)    (2,429,778)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     216,343      2,126,980
Shares converted from Class
  B (See Note 1)                 (31,548)      (308,805)
                              -------------------------
Net increase                     184,795   $  1,818,175
                              =========================


 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    1,401,666   $ 13,881,575
Shares issued to
  shareholders in
  reinvestment of dividends       19,081        189,869
Shares redeemed                 (559,604)    (5,552,660)
                              -------------------------
Net increase                     861,143   $  8,518,784
                              =========================
Year ended October 31, 2008:
Shares sold                      834,978   $  8,230,556
Shares issued to
  shareholders in
  reinvestment of dividends       11,625        113,596
Shares redeemed                 (363,764)    (3,550,152)
                              -------------------------
Net increase                     482,839   $  4,794,000
                              =========================

 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                   13,363,917   $134,759,246
Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay Institutional
  Bond Fund                   24,825,107    255,388,290
Shares issued to
  shareholders in
  reinvestment of dividends      537,521      5,373,697
Shares redeemed               (2,921,987)   (28,994,443)
                              -------------------------
Net increase                  35,804,558   $366,526,790
                              =========================
Year ended October 31, 2008:
Shares sold                    1,764,855   $ 17,301,761
Shares issued to
  shareholders in
  reinvestment of dividends      534,404      5,220,294
Shares redeemed               (2,476,680)   (24,124,721)
                              -------------------------
Net decrease                    (177,421)  $ (1,602,666)
                              =========================



NOTE 11-- FUND ACQUISITION:

At a meeting held on April 18, 2009, the Board of Directors approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Institutional Bond Fund, a series of The MainStay Funds. Shareholders of the MainStay Institutional Bond Fund approved this reorganization on October 5, 2009, which was then completed on October 16, 2009. The aggregate net assets of the Fund immediately before the acquisition were $264,046,943 and the combined net assets after the acquisition were $519,435,233.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES          VALUE
MAINSTAY INSTITUTIONAL BOND
  FUND
-------------------------------------------------------
Class I                       24,649,476   $255,388,290
-------------------------------------------------------



In exchange for the MainStay Institutional Bond Fund shares and net assets, the Fund issued 24,825,107 Class I shares.



40    MainStay Intermediate Term Bond Fund

MainStay Institutional Bond Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:

                                                                                     ACCUMULATED    UNDISTRIBUTED
                                        TOTAL NET                     UNREALIZED    NET REALIZED   NET INVESTMENT
                                         ASSETS      CAPITAL STOCK   APPRECIATION       LOSS           INCOME
MainStay Institutional Bond Fund      $255,388,290    $260,250,315     $1,340,150    $(6,202,175)             $--
-----------------------------------------------------------------------------------------------------------------



In December 2007, the Financial Accounting Standards Board issued Accounting Standards Codification (ASC) 805 (formerly FAS 141R Business Combinations), which requires the following disclosures by the acquirer, among other things, when a transaction or other event meets the definition of a business combination:

- The identification of the acquiree

- Recognizing and measuring identifiable assets acquired and liabilities assumed, at the acquisition date, generally at their fair values

- Disclosure, by the acquirer, of information that enables users of its financial statements to evaluate the nature and financial effect of a business combination that occurs during the current reporting period

ASC 805 requires prospective application to business combinations for which the acquisition date occurs in an annual reporting period beginning on or after December 15, 2008.

In accordance with ASC 805, for financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Institutional Bond Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

ASC 805 will require disclosure in the semi-annual report as of April 30, 2010, and in the annual report as of October 31, 2010, of the Fund's pro-forma results of operations, including net investment income, net gain (loss) on investments and net increase (decrease) in net assets resulting from operations, assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the Fund, through the end of the applicable reporting period.

ASC 805 also requires the Fund to report, if practicable, the amounts of revenue and earnings of the acquiree since the acquisition date included in the combined entity's income statement for the reporting period. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Institutional Bond Fund that will be included in the Fund's Statement of Operations since November 24, 2009.

NOTE 12--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the Company.

On October 1, 2009, the Board of Directors of the Company, approved the reorganization of the Fund into a corresponding "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for
(1) the acquisition of all of the assets of the Fund by a corresponding series ("New Fund") of the MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the New Fund and (2) the subsequent liquidation of the Fund ("Reorganization"). After considering all relevant facts, the Board of Directors determined that the Reorganization is in the best interests of the

                                                   mainstayinvestments.com    41

Fund's shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

Closing of the Reorganization is expected to occur on or about February 26, 2010. The Reorganization is not subject to shareholder approval under applicable law. Upon closing, shareholders of the Fund will own shares of the corresponding class of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders' ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Fund's investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

NOTE 13--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustments or disclosure have been identified.



42    MainStay Intermediate Term Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Intermediate Term Bond Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Intermediate Term Bond Fund of Eclipse Funds Inc. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009


                                                   mainstayinvestments.com    43

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Intermediate Term Bond Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund;
(iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the


44    MainStay Intermediate Term Bond Fund
privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that

                                                   mainstayinvestments.com    45
the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MacKay Shields may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the management fee waiver for all classes of the Fund and the expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the total ordinary operating expenses for Class I shares of the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of


46    MainStay Intermediate Term Bond Fund
shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to eliminate the expense limitation arrangements on the Fund's share classes, except Class I. In reviewing New York Life Investments' proposal, the Board noted that, if the Board were to approve the proposal, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of the Fund's expenses as compared to peer funds under the proposal.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to eliminate the expense limitations on certain of the Fund's share classes. In determining to accept New York Life Investments' proposal, the Board noted that as part of the merger of the MainStay Institutional Bond Fund with and into the Fund, New York Life Investments' had agreed to increase the expense limitations on the Funds' Class I shares and to waive a portion of the Fund's management fee for all share classes, effective at the close of the merger. The Board also noted that the expense limitation agreement on Class I shares requires New York Life Investments to waive a portion of its management fee, in addition to the management fee waiver previously discussed, or other non-class specific expenses of the Investor Class, Class A, Class B, and Class C shares of the Fund to the extent necessary in order to maintain the expense limitation applicable to Class I shares. The Board acknowledged that New York Life Investments may recoup amounts waived or reimbursed under contractual expense limitations if such action does not cause a share class to exceed an expense limitation, and the recoupment is made during the term of the agreement. The Board further acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    47

FEDERAL INCOME TAX  INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 99.4% to arrive at the amount eligible for qualified interest income.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



48    MainStay Intermediate Term Bond Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    49

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






50    MainStay Intermediate Term Bond Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    51

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






52    MainStay Intermediate Term Bond Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President --    (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    53

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO17197         (RECYCLE LOGO)            MS283-09           MSIT11-12/09
                                                                          B4

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 S&P 500 INDEX FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)



                 MAINSTAY

                 S&P 500 INDEX FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
  ANALYSIS                                  9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       19
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              24
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            32
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  33
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             37
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        37
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       37
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 38

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTORS CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
With sales charges         5.94%   -0.85%   -1.71%
Excluding sales charges    9.21    -0.24    -1.41




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY S&P
                                    500 INDEX     S&P 500
                                      FUND         INDEX
                                  ------------    -------
10/31/99                               9700        10000
                                      10258        10609
                                       7692         7967
                                       6508         6764
                                       7827         8170
                                       8513         8940
                                       9192         9720
                                      10627        11308
                                      12096        12954
                                       7702         8278
10/31/09                               8412         9090





CLASS A SHARES(3)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
With sales charges         5.91%   -0.85%   -1.72%
Excluding sales charges    9.18    -0.25    -1.42




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY S&P
                                    500 INDEX     S&P 500
                                      FUND         INDEX
                                  ------------    -------
10/31/99                              24250        25000
                                      25646        26523
                                      19230        19918
                                      16270        16909
                                      19567        20426
                                      21283        22350
                                      22980        24299
                                      26566        28270
                                      30240        32386
                                      19256        20696
10/31/09                              21024        22725





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                  ONE     FIVE     TEN
TOTAL RETURNS                  YEAR    YEARS    YEARS
-----------------------------------------------------
                               9.55%    0.10%   -1.13%




(PERFORMANCE GRAPH)

                                  MAINSTAY S&P
                                    500 INDEX     S&P 500
                                      FUND         INDEX
                                  ------------    -------
10/31/99                              10000        10000
                                      10598        10609
                                       7960         7967
                                       6747         6764
                                       8136         8170
                                       8877         8940
                                       9624         9720
                                      11169        11308
                                      12751        12954
                                       8144         8278
10/31/09                               8921         9090




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. Certain fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain contractual management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011. In addition to any contractual fee waivers, the manager has agreed to voluntarily reimburse certain expenses of the Investor Class shares. This voluntary waiver may be discontinued at any time.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                             ONE     FIVE     TEN
                                                  YEAR    YEARS    YEARS
S&P 500(R) Index(4)                               9.80%    0.33%   -0.95%
Average Lipper S&P 500 Index objective fund(5)    9.34    -0.16    -1.42



2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares, through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.
4. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by New York Life Investments. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper S&P 500 Index objective fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500(R) Index (including reinvested basis dividends). In addition, S&P 500(R) Index objective funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay S&P 500 Index Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY S&P 500 INDEX FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,196.50        $3.60          $1,021.90         $3.31
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,196.60        $3.32          $1,022.20         $3.06
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,198.50        $1.83          $1,023.50         $1.68
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.65% for Investor Class, 0.60% for Class A and 0.33% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.





                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Oil, Gas & Consumable Fuels            9.7%
Pharmaceuticals                        6.2
Computers & Peripherals                5.4
Diversified Financial Services         4.0
Software                               4.0
Capital Markets                        2.7
Food & Staples Retailing               2.7
Beverages                              2.6
Commercial Banks                       2.6
Diversified Telecommunication
  Services                             2.6
Aerospace & Defense                    2.5
Communications Equipment               2.5
Household Products                     2.5
Insurance                              2.4
Media                                  2.4
Semiconductors & Semiconductor
  Equipment                            2.3
Industrial Conglomerates               2.1
Electric Utilities                     1.9
Health Care Providers & Services       1.9
Chemicals                              1.8
Energy Equipment & Services            1.8
Health Care Equipment & Supplies       1.8
Internet Software & Services           1.8
Specialty Retail                       1.8
Food Products                          1.6
Biotechnology                          1.5
Machinery                              1.5
Tobacco                                1.5
Hotels, Restaurants & Leisure          1.4
Multi-Utilities                        1.2
IT Services                            1.1
Real Estate Investment Trusts          1.0
Air Freight & Logistics                0.9
Metals & Mining                        0.9
Multiline Retail                       0.9
Road & Rail                            0.8
Consumer Finance                       0.7
Commercial Services & Supplies         0.5
Electronic Equipment & Instruments     0.5
Internet & Catalog Retail              0.5
Textiles, Apparel & Luxury Goods       0.5
Electrical Equipment                   0.4
Life Sciences Tools & Services         0.4
Automobiles                            0.3
Household Durables                     0.3
Wireless Telecommunication Services    0.3
Auto Components                        0.2
Construction & Engineering             0.2
Containers & Packaging                 0.2
Diversified Consumer Services          0.2
Independent Power Producers &
  Energy Traders                       0.2
Paper & Forest Products                0.2
Personal Products                      0.2
Airlines                               0.1
Construction Materials                 0.1
Distributors                           0.1
Gas Utilities                          0.1
Leisure Equipment & Products           0.1
Office Electronics                     0.1
Professional Services                  0.1
Thrifts & Mortgage Finance             0.1
Trading Companies & Distributors       0.1
Building Products                      0.0++
Health Care Technology                 0.0++
Real Estate Management &
  Development                          0.0++
Short-Term Investments                 7.3
Liabilities in Excess of Other
  Assets                              -0.3
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)


    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  Procter & Gamble Co. (The)
    4.  Apple, Inc.
    5.  JPMorgan Chase & Co.
    6.  Johnson & Johnson
    7.  International Business Machines Corp.
    8.  Chevron Corp.
    9.  General Electric Co.
   10.  AT&T, Inc.






8    MainStay S&P 500 Index Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS  (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS FRANCIS J. OK AND LEE BAKER OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY S&P 500 INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 9.21% for Investor Class shares and 9.18% for Class A shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 9.55%. Class I shares outperformed--and Investor Class and Class A shares underperformed--the 9.34% return of the average Lipper(1) S&P 500 Index objective fund during the 12-month reporting period. All share classes underperformed the 9.80% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2009. Because the Fund incurs operating expenses that an index does not, there will be times when the Fund's performance lags that of the Index. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH SECTORS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

On the basis of total return, the best-performing sector in the S&P 500(R) Index was information technology. Consumer discretionary had the next-highest total return, followed by materials. During the reporting period, financials had the lowest total return of any sector in the Index. Utilities had the second-lowest total return, followed by industrials.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the sector that made the strongest contribution to the Fund's performance was information technology. Consumer discretionary was the second-strongest contributor, followed by energy. The sector that made the weakest contribution to the Fund's performance was financials. The second-weakest contributor was utilities, followed by telecommunication services.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Within the S&P 500(R) Index, the stock with the highest total return during the 12-month reporting period was auto manufacturer Ford Motor Company. Grocery store chain Whole Foods Market had the second-highest total return, followed by gold, silver and copper producer Freeport-McMoRan Copper & Gold.

The individual S&P 500(R) Index holding with the lowest total return during the reporting period was auto manufacturer General Motors. Two companies in the financials sector, Citigroup and global asset manager American Capital Ltd., had the second- and third-lowest total returns, respectively, of all S&P 500(R) stocks during the reporting period.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into account, the stocks that made the greatest positive contributions to the Fund's performance during the reporting period were information technology companies Apple, Microsoft and Google. The weakest contributor was Citigroup, followed by General Electric and Bank of America.



----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of the U.S. economy. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are
trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by New York Life Investments. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500(R) Index.

                                                    mainstayinvestments.com    9

WERE THERE ANY CHANGES IN THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the 12-month reporting period, there were 33 additions to the S&P 500(R) Index and 33 deletions from it. Two significant additions to the Index based on index weightings were savings-and-loan holding company People's United Financial and alternative energy company First Solar. Anheuser-Busch Companies was a major deletion during the reporting period. The stock was deleted from the S&P 500(R) Index when Anheuser-Busch Companies was acquired by international beverage company InBev NV. Another notable deletion was pharmaceutical company Wyeth, as it was acquired by Pfizer, Inc., in October 2009.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay S&P 500 Index Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2009



                                      SHARES              VALUE
COMMON STOCKS 93.0%+
---------------------------------------------------------------

AEROSPACE & DEFENSE 2.5%
Boeing Co. (The)                      93,270     $    4,458,306
General Dynamics Corp.                49,444          3,100,139
Goodrich Corp.                        15,814            859,491
Honeywell International,
  Inc.                                96,560          3,465,538
ITT Corp.                             23,419          1,187,343
L-3 Communications
  Holdings, Inc.                      14,968          1,082,037
Lockheed Martin Corp.                 41,453          2,851,552
Northrop Grumman Corp.                40,933          2,051,971
Precision Castparts Corp.             18,004          1,719,922
Raytheon Co.                          49,867          2,257,978
Rockwell Collins, Inc.                20,241          1,019,742
United Technologies Corp.            120,854          7,426,478
                                                 --------------
                                                     31,480,497
                                                 --------------

AIR FREIGHT & LOGISTICS 0.9%
C.H. Robinson Worldwide,
  Inc.                                21,619          1,191,423
Expeditors International
  of Washington, Inc.                 27,237            877,576
FedEx Corp.                           40,102          2,915,014
United Parcel Service,
  Inc. Class B                       127,683          6,854,024
                                                 --------------
                                                     11,838,037
                                                 --------------

AIRLINES 0.1%
Southwest Airlines Co.                95,198            799,663
                                                 --------------


AUTO COMPONENTS 0.2%
Goodyear Tire & Rubber Co.
  (The) (a)                           31,058            400,027
Johnson Controls, Inc.                81,495          1,949,360
                                                 --------------
                                                      2,349,387
                                                 --------------

AUTOMOBILES 0.3%
Ford Motor Co. (a)                   413,597          2,895,179
Harley-Davidson, Inc.                 30,118            750,541
                                                 --------------
                                                      3,645,720
                                                 --------------

BEVERAGES 2.6%
Brown-Forman Corp. Class B            14,108            688,611
Coca-Cola Co. (The)                  297,547         15,862,231
Coca-Cola Enterprises,
  Inc.                                40,723            776,588
Constellation Brands, Inc.
  Class A (a)                         25,513            403,616
Dr. Pepper Snapple Group,
  Inc. (a)                            32,616            889,112
Molson Coors Brewing Co.
  Class B                             20,133            985,913
Pepsi Bottling Group, Inc.
  (The)                               18,495            692,453
PepsiCo, Inc.                        200,021         12,111,271
                                                 --------------
                                                     32,409,795
                                                 --------------

BIOTECHNOLOGY 1.5%
Amgen, Inc. (a)                      130,382          7,005,425
Biogen Idec, Inc. (a)                 37,088          1,562,517
Celgene Corp. (a)                     58,885          3,006,079
Cephalon, Inc. (a)                     9,584            523,095
Genzyme Corp. (a)                     34,706          1,756,124
Gilead Sciences, Inc. (a)            116,102          4,940,140
                                                 --------------
                                                     18,793,380
                                                 --------------

BUILDING PRODUCTS 0.0%++
Masco Corp.                           46,103            541,710
                                                 --------------


CAPITAL MARKETS 2.7%
Ameriprise Financial,
  Inc.                                32,741          1,135,130
Bank of New York Mellon
  Corp. (The)                        154,437          4,117,290
Charles Schwab Corp. (The)           122,219          2,119,277
E*TRADE Financial Corp.
  (a)                                184,869            269,909
Federated Investors, Inc.
  Class B                             11,254            295,418
Franklin Resources, Inc.              19,222          2,011,198
Goldman Sachs Group, Inc.
  (The)                               65,640         11,169,959
Invesco, Ltd.                         53,419          1,129,812
Janus Capital Group, Inc.             23,383            306,785
Legg Mason, Inc.                      20,850            606,944
Morgan Stanley                       174,510          5,605,261
Northern Trust Corp.                  30,995          1,557,499
State Street Corp.                    63,490          2,665,310
T. Rowe Price Group, Inc.             32,885          1,602,486
                                                 --------------
                                                     34,592,278
                                                 --------------

CHEMICALS 1.8%
Air Products & Chemicals,
  Inc.                                26,973          2,080,427
Airgas, Inc.                          10,485            465,115
CF Industries Holdings,
  Inc.                                 6,159            512,737
Dow Chemical Co. (The)               146,835          3,447,686
E.I. du Pont de Nemours &
  Co.                                116,018          3,691,693
Eastman Chemical Co.                   9,330            489,918
Ecolab, Inc.                          30,407          1,336,692
FMC Corp.                              9,224            471,346
International Flavors &
  Fragrances, Inc.                    10,166            387,223
Monsanto Co.                          70,092          4,708,780
PPG Industries, Inc.                  21,174          1,194,849
Praxair, Inc.                         39,391          3,129,221
Sigma-Aldrich Corp.                   15,640            812,185
                                                 --------------
                                                     22,727,872
                                                 --------------

COMMERCIAL BANKS 2.6%
BB&T Corp.                            87,512          2,092,412
Comerica, Inc.                        19,482            540,626
Fifth Third Bancorp                  102,114            912,899


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              11


                                      SHARES              VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
First Horizon National
  Corp. (a)                           28,071     $      332,080
Huntington Bancshares,
  Inc.                                91,715            349,434
KeyCorp                              112,801            607,997
M&T Bank Corp.                        10,601            666,273
Marshall & Ilsley Corp.               47,264            251,445
PNC Financial Services
  Group, Inc.                         59,242          2,899,304
Regions Financial Corp.              152,557            738,376
SunTrust Banks, Inc.                  64,047          1,223,938
U.S. Bancorp                         245,487          5,700,208
Wells Fargo & Co.                    599,810         16,506,771
Zions Bancorp                         16,234            229,873
                                                 --------------
                                                     33,051,636
                                                 --------------

COMMERCIAL SERVICES & SUPPLIES 0.5%
Avery Dennison Corp.                  14,314            510,294
Cintas Corp.                          16,970            469,899
Iron Mountain, Inc. (a)               23,140            565,310
Pitney Bowes, Inc.                    26,585            651,333
R.R. Donnelley & Sons Co.             26,359            529,289
Republic Services, Inc.               41,384          1,072,260
Stericycle, Inc. (a)                  10,874            569,471
Waste Management, Inc.                63,259          1,890,179
                                                 --------------
                                                      6,258,035
                                                 --------------

COMMUNICATIONS EQUIPMENT 2.5%
Ciena Corp. (a)                       11,436            134,144
Cisco Systems, Inc. (a)              740,565         16,921,910
Harris Corp.                          16,971            708,030
JDS Uniphase Corp. (a)                28,509            159,366
Juniper Networks, Inc. (a)            67,094          1,711,568
Motorola, Inc.                       294,713          2,525,691
QUALCOMM, Inc.                       213,432          8,838,219
Tellabs, Inc. (a)                     50,358            303,155
                                                 --------------
                                                     31,302,083
                                                 --------------

COMPUTERS & PERIPHERALS 5.4%
V  Apple, Inc. (a)                   115,018         21,680,893
Dell, Inc. (a)                       220,961          3,201,725
EMC Corp. (a)                        259,620          4,275,941
Hewlett-Packard Co.                  304,433         14,448,390
V  International Business
  Machines Corp.                     168,311         20,299,990
Lexmark International,
  Inc. Class A (a)                     9,919            252,935
NetApp, Inc. (a)                      43,187          1,168,208
QLogic Corp. (a)                      15,394            270,011
SanDisk Corp. (a)                     29,153            597,053
Sun Microsystems, Inc. (a)            96,728            791,235
Teradata Corp. (a)                    22,027            614,113
Western Digital Corp. (a)             28,848            971,601
                                                 --------------
                                                     68,572,095
                                                 --------------

CONSTRUCTION & ENGINEERING 0.2%
Fluor Corp.                           23,066          1,024,591
Jacobs Engineering Group,
  Inc. (a)                            15,910            672,834
Quanta Services, Inc. (a)             26,864            569,517
                                                 --------------
                                                      2,266,942
                                                 --------------

CONSTRUCTION MATERIALS 0.1%
Vulcan Materials Co.                  16,048            738,689
                                                 --------------


CONSUMER FINANCE 0.7%
American Express Co.                 152,687          5,319,615
Capital One Financial
  Corp.                               58,415          2,137,989
Discover Financial
  Services                            68,782            972,577
SLM Corp. (a)                         60,038            582,369
                                                 --------------
                                                      9,012,550
                                                 --------------

CONTAINERS & PACKAGING 0.2%
Ball Corp.                            12,084            596,104
Bemis Co., Inc.                       13,866            358,159
Owens-Illinois, Inc. (a)              21,619            689,213
Pactiv Corp. (a)                      16,943            391,214
Sealed Air Corp.                      20,097            386,465
                                                 --------------
                                                      2,421,155
                                                 --------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                     20,428            714,776
                                                 --------------


DIVERSIFIED CONSUMER SERVICES 0.2%
Apollo Group, Inc. Class A
  (a)                                 16,378            935,184
DeVry, Inc.                            7,949            439,500
H&R Block, Inc.                       43,074            789,977
                                                 --------------
                                                      2,164,661
                                                 --------------

DIVERSIFIED FINANCIAL SERVICES 4.0%
Bank of America Corp.              1,110,819         16,195,741
Citigroup, Inc.                    1,674,495          6,848,684
CME Group, Inc.                        8,529          2,580,961
IntercontinentalExchange,
  Inc. (a)                             9,395            941,285
V  JPMorgan Chase & Co.              504,922         21,090,592
Leucadia National Corp.
  (a)                                 24,406            548,403
Moody's Corp.                         25,182            596,310
NASDAQ OMX Group, Inc.
  (The) (a)                           18,222            329,089
NYSE Euronext                         33,516            866,389
                                                 --------------
                                                     49,997,454
                                                 --------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.6%
V  AT&T, Inc.                        757,529         19,445,769
CenturyTel, Inc.                      38,167          1,238,901
Frontier Communications
  Corp.                               39,563            283,667
Qwest Communications
  International, Inc.                190,341            683,324




12    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES              VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Verizon Communications,
  Inc.                               364,720     $   10,792,065
Windstream Corp.                      56,627            545,884
                                                 --------------
                                                     32,989,610
                                                 --------------

ELECTRIC UTILITIES 1.9%
Allegheny Energy, Inc.                21,761            496,586
American Electric Power
  Co., Inc.                           61,217          1,849,978
Duke Energy Corp.                    166,493          2,633,919
Edison International                  41,832          1,331,094
Entergy Corp.                         25,139          1,928,664
Exelon Corp.                          84,622          3,973,849
FirstEnergy Corp.                     39,139          1,693,936
FPL Group, Inc.                       52,829          2,593,904
Northeast Utilities                   22,505            518,740
Pepco Holdings, Inc.                  28,352            423,295
Pinnacle West Capital
  Corp.                               12,994            406,972
PPL Corp.                             48,351          1,423,454
Progress Energy, Inc.                 35,860          1,345,826
Southern Co. (The)                   102,209          3,187,899
                                                 --------------
                                                     23,808,116
                                                 --------------

ELECTRICAL EQUIPMENT 0.4%
Emerson Electric Co.                  96,500          3,642,875
First Solar, Inc. (a)                  6,066            739,627
Rockwell Automation, Inc.             18,227            746,396
                                                 --------------
                                                      5,128,898
                                                 --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.5%
Agilent Technologies, Inc.
  (a)                                 44,479          1,100,410
Amphenol Corp. Class A                22,009            883,001
Corning, Inc.                        199,601          2,916,171
FLIR Systems, Inc. (a)                19,449            540,877
Jabil Circuit, Inc.                   23,676            316,785
Molex, Inc.                           17,484            326,426
                                                 --------------
                                                      6,083,670
                                                 --------------

ENERGY EQUIPMENT & SERVICES 1.8%
Baker Hughes, Inc.                    39,787          1,673,839
BJ Services Co.                       37,507            720,134
Cameron International
  Corp. (a)                           28,228          1,043,589
Diamond Offshore Drilling,
  Inc.                                 8,924            850,011
ENSCO International, Inc.             18,212            833,928
FMC Technologies, Inc. (a)            15,722            826,977
Halliburton Co.                      115,775          3,381,788
Nabors Industries, Ltd.
  (a)                                 36,469            759,649
National Oilwell Varco,
  Inc. (a)                            53,695          2,200,958
Rowan Cos., Inc.                      14,604            339,543
Schlumberger, Ltd.                   153,794          9,565,987
Smith International, Inc.             28,316            785,203
                                                 --------------
                                                     22,981,606
                                                 --------------

FOOD & STAPLES RETAILING 2.7%
Costco Wholesale Corp.                55,836          3,174,277
CVS Caremark Corp.                   185,303          6,541,196
Kroger Co. (The)                      83,643          1,934,663
Safeway, Inc.                         53,476          1,194,119
SUPERVALU, Inc.                       27,218            431,950
Sysco Corp.                           75,883          2,007,105
Wal-Mart Stores, Inc.                277,310         13,776,761
Walgreen Co.                         127,416          4,820,147
Whole Foods Market, Inc.
  (a)                                 18,037            578,266
                                                 --------------
                                                     34,458,484
                                                 --------------

FOOD PRODUCTS 1.6%
Archer-Daniels-Midland
  Co.                                 82,435          2,482,942
Campbell Soup Co.                     24,738            785,431
ConAgra Foods, Inc.                   56,762          1,192,002
Dean Foods Co. (a)                    23,148            421,988
General Mills, Inc.                   41,725          2,750,512
H.J. Heinz Co.                        40,468          1,628,432
Hershey Co. (The)                     21,292            804,625
Hormel Foods Corp.                     8,994            327,921
J.M. Smucker Co. (The)                15,272            805,293
Kellogg Co.                           32,934          1,697,418
Kraft Foods, Inc. Class A            189,378          5,211,683
McCormick & Co., Inc.                 16,779            587,433
Sara Lee Corp.                        89,429          1,009,653
Tyson Foods, Inc. Class A             39,201            490,797
                                                 --------------
                                                     20,196,130
                                                 --------------

GAS UTILITIES 0.1%
EQT Corp.                             16,807            703,541
Nicor, Inc.                            5,806            215,286
Questar Corp.                         22,370            891,221
                                                 --------------
                                                      1,810,048
                                                 --------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.8%
Baxter International,
  Inc.                                77,385          4,183,433
Becton, Dickinson & Co.               30,736          2,101,113
Boston Scientific Corp.
  (a)                                193,555          1,571,667
C.R. Bard, Inc.                       12,526            940,327
CareFusion Corp. (a)                  22,850            511,154
DENTSPLY International,
  Inc.                                18,929            623,900
Hospira, Inc. (a)                     20,683            923,289
Intuitive Surgical, Inc.
  (a)                                  4,871          1,199,971
Medtronic, Inc.                      142,108          5,073,255
St. Jude Medical, Inc. (a)            44,679          1,522,660
Stryker Corp.                         36,240          1,667,040
Varian Medical Systems,
  Inc. (a)                            16,118            660,516
Zimmer Holdings, Inc. (a)             27,516          1,446,516
                                                 --------------
                                                     22,424,841
                                                 --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              13


                                      SHARES              VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES 1.9%
Aetna, Inc.                           56,044     $    1,458,825
AmerisourceBergen Corp.               38,214            846,440
Cardinal Health, Inc.                 46,182          1,308,798
CIGNA Corp.                           35,014            974,790
Coventry Health Care, Inc.
  (a)                                 19,205            380,835
DaVita, Inc. (a)                      13,300            705,299
Express Scripts, Inc. (a)             35,233          2,815,821
Humana, Inc. (a)                      21,783            818,605
Laboratory Corp. of
  America Holdings (a)                13,905            957,916
McKesson Corp.                        34,171          2,006,863
Medco Health Solutions,
  Inc. (a)                            60,826          3,413,555
Patterson Cos., Inc. (a)              11,936            304,726
Quest Diagnostics, Inc.               20,033          1,120,446
Tenet Healthcare Corp. (a)            55,592            284,631
UnitedHealth Group, Inc.             149,249          3,873,012
WellPoint, Inc. (a)                   60,995          2,852,126
                                                 --------------
                                                     24,122,688
                                                 --------------

HEALTH CARE TECHNOLOGY 0.0%++
IMS Health, Inc.                      23,168            379,724
                                                 --------------


HOTELS, RESTAURANTS & LEISURE 1.4%
Carnival Corp.                        56,258          1,638,233
Darden Restaurants, Inc.              17,903            542,640
International Game
  Technology                          38,043            678,687
Marriott International,
  Inc. Class A                        32,275            808,812
McDonald's Corp.                     140,123          8,212,609
Starbucks Corp. (a)                   94,640          1,796,267
Starwood Hotels & Resorts
  Worldwide, Inc.                     23,988            697,091
Wyndham Worldwide Corp.               22,847            389,541
Wynn Resorts, Ltd. (a)                 8,852            479,956
Yum! Brands, Inc.                     59,904          1,973,837
                                                 --------------
                                                     17,217,673
                                                 --------------

HOUSEHOLD DURABLES 0.3%
Black & Decker Corp.                   7,720            364,538
D.R. Horton, Inc.                     35,421            388,214
Fortune Brands, Inc.                  19,291            751,384
Harman International
  Industries, Inc.                     8,757            329,351
KB Home                                9,739            138,099
Leggett & Platt, Inc.                 19,850            383,701
Lennar Corp. Class A                  19,480            245,448
Newell Rubbermaid, Inc.               35,655            517,354
Pulte Homes, Inc.                     40,710            366,797
Whirlpool Corp.                        9,505            680,463
                                                 --------------
                                                      4,165,349
                                                 --------------

HOUSEHOLD PRODUCTS 2.5%
Clorox Co. (The)                      17,891          1,059,684
Colgate-Palmolive Co.                 63,995          5,031,927
Kimberly-Clark Corp.                  53,219          3,254,874
V  Procter & Gamble Co.
  (The)                              374,770         21,736,660
                                                 --------------
                                                     31,083,145
                                                 --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
AES Corp. (The) (a)                   85,640          1,119,315
Constellation Energy
  Group, Inc.                         25,760            796,499
Dynegy, Inc. Class A (a)              65,094            130,188
                                                 --------------
                                                      2,046,002
                                                 --------------

INDUSTRIAL CONGLOMERATES 2.1%
3M Co.                                89,661          6,596,360
V  General Electric Co.            1,364,430         19,456,772
Textron, Inc.                         34,697            616,912
                                                 --------------
                                                     26,670,044
                                                 --------------

INSURANCE 2.4%
Aflac, Inc.                           60,028          2,490,562
Allstate Corp. (The)                  68,869          2,036,456
American International
  Group, Inc. (a)                     17,279            580,920
Aon Corp.                             35,242          1,357,169
Assurant, Inc.                        15,080            451,344
Chubb Corp. (The)                     44,926          2,179,810
Cincinnati Financial
  Corp.                               20,881            529,542
Genworth Financial, Inc.
  Class A (a)                         61,785            656,157
Hartford Financial
  Services Group, Inc.
  (The)                               49,338          1,209,768
Lincoln National Corp.                38,787            924,294
Loews Corp.                           46,703          1,545,869
Marsh & McLennan Cos.,
  Inc.                                67,256          1,577,826
MBIA, Inc. (a)                        20,296             82,402
MetLife, Inc.                        105,109          3,576,859
Principal Financial Group,
  Inc.                                40,950          1,025,388
Progressive Corp. (The)
  (a)                                 87,129          1,394,064
Prudential Financial,
  Inc.                                59,447          2,688,788
Torchmark Corp.                       10,623            431,294
Travelers Cos., Inc. (The)            72,872          3,628,297
Unum Group                            42,552            848,912
XL Capital, Ltd. Class A              43,933            720,941
                                                 --------------
                                                     29,936,662
                                                 --------------

INTERNET & CATALOG RETAIL 0.5%
Amazon.com, Inc. (a)                  42,690          5,071,999
Expedia, Inc. (a)                     27,037            612,929
Priceline.com, Inc. (a)                2,723            429,662
                                                 --------------
                                                      6,114,590
                                                 --------------

INTERNET SOFTWARE & SERVICES 1.8%
Akamai Technologies, Inc.
  (a)                                 22,135            486,970
eBay, Inc. (a)                       144,142          3,210,043
Google, Inc. Class A (a)              30,891         16,561,283




14    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES              VALUE
COMMON STOCKS (CONTINUED)
INTERNET SOFTWARE & SERVICES (CONTINUED)
VeriSign, Inc. (a)                    24,609     $      561,331
Yahoo!, Inc. (a)                     153,160          2,435,244
                                                 --------------
                                                     23,254,871
                                                 --------------

IT SERVICES 1.1%
Affiliated Computer
  Services, Inc. Class A
  (a)                                 12,537            653,052
Automatic Data Processing,
  Inc.                                64,474          2,566,065
Cognizant Technology
  Solutions Corp. Class A
  (a)                                 37,647          1,455,057
Computer Sciences Corp.
  (a)                                 19,477            987,679
Convergys Corp. (a)                   15,620            169,477
Fidelity National
  Information Services,
  Inc.                                39,990            870,182
Fiserv, Inc. (a)                      19,822            909,235
Mastercard, Inc. Class A              12,320          2,698,326
Paychex, Inc.                         41,249          1,171,884
Total System Services,
  Inc.                                25,313            404,249
Western Union Co. (The)               90,075          1,636,663
                                                 --------------
                                                     13,521,869
                                                 --------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co. (a)                 35,410            132,787
Hasbro, Inc.                          16,166            440,847
Mattel, Inc.                          45,985            870,496
                                                 --------------
                                                      1,444,130
                                                 --------------

LIFE SCIENCES TOOLS & SERVICES 0.4%
Life Technologies Corp.
  (a)                                 22,641          1,067,976
Millipore Corp. (a)                    7,132            477,915
PerkinElmer, Inc.                     14,984            278,852
Thermo Fisher Scientific,
  Inc. (a)                            52,405          2,358,225
Waters Corp. (a)                      12,264            704,322
                                                 --------------
                                                      4,887,290
                                                 --------------

MACHINERY 1.5%
Caterpillar, Inc.                     79,771          4,392,191
Cummins, Inc.                         25,911          1,115,728
Danaher Corp.                         33,253          2,268,852
Deere & Co.                           54,304          2,473,547
Dover Corp.                           23,899            900,514
Eaton Corp.                           21,262          1,285,288
Flowserve Corp.                        7,181            705,246
Illinois Tool Works, Inc.             49,446          2,270,560
PACCAR, Inc.                          46,648          1,745,102
Pall Corp.                            15,142            480,607
Parker Hannifin Corp.                 20,610          1,091,506
Snap-On, Inc.                          7,410            270,687
Stanley Works (The)                   10,189            460,849
                                                 --------------
                                                     19,460,677
                                                 --------------

MEDIA 2.4%
CBS Corp. Class B                     87,016          1,024,178
Comcast Corp. Class A                368,467          5,342,772
DIRECTV Group, Inc. (The)
  (a)                                 57,720          1,518,036
Gannett Co., Inc.                     30,141            295,985
Interpublic Group of Cos.,
  Inc. (The) (a)                      62,414            375,732
McGraw-Hill Cos., Inc.
  (The)                               40,419          1,163,259
Meredith Corp.                         4,695            127,047
New York Times Co. (The)
  Class A                             14,779            117,789
News Corp. Class A                   288,671          3,325,490
Omnicom Group, Inc.                   39,901          1,367,806
Scripps Networks
  Interactive Class A                 11,307            426,952
Time Warner Cable, Inc.               45,241          1,784,305
Time Warner, Inc.                    152,226          4,585,047
Viacom, Inc. Class B (a)              77,919          2,149,785
Walt Disney Co. (The)                238,629          6,531,276
Washington Post Co. Class
  B                                      797            344,304
                                                 --------------
                                                     30,479,763
                                                 --------------

METALS & MINING 0.9%
AK Steel Holding Corp.                14,300            226,941
Alcoa, Inc.                          125,104          1,553,792
Allegheny Technologies,
  Inc.                                12,732            392,909
Freeport-McMoRan
  Copper & Gold, Inc. (a)             52,872          3,878,690
Newmont Mining Corp.                  62,913          2,734,199
Nucor Corp.                           40,402          1,610,020
Titanium Metals Corp.                 10,896             93,705
United States Steel Corp.             18,402            634,685
                                                 --------------
                                                     11,124,941
                                                 --------------

MULTI-UTILITIES 1.2%
Ameren Corp.                          29,964            729,324
CenterPoint Energy, Inc.              49,612            625,111
CMS Energy Corp.                      29,392            390,913
Consolidated Edison, Inc.             35,307          1,436,289
Dominion Resources, Inc.              76,427          2,605,396
DTE Energy Corp.                      21,117            780,907
Integrys Energy Group,
  Inc.                                 9,712            336,035
NiSource, Inc.                        35,352            456,748
PG&E Corp.                            47,594          1,946,119
Public Service Enterprise
  Group, Inc.                         64,965          1,935,957
SCANA Corp.                           14,158            479,107
Sempra Energy                         31,500          1,620,675
TECO Energy, Inc.                     27,444            393,547
Wisconsin Energy Corp.                15,011            655,530
Xcel Energy, Inc.                     58,513          1,103,555
                                                 --------------
                                                     15,495,213
                                                 --------------

MULTILINE RETAIL 0.9%
Big Lots, Inc. (a)                    10,609            265,755
Family Dollar Stores,
  Inc.                                17,733            501,844


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              15


                                      SHARES              VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (CONTINUED)
J.C. Penney Co., Inc.                 30,284     $    1,003,309
Kohl's Corp. (a)                      39,235          2,245,027
Macy's, Inc.                          53,993            948,657
Nordstrom, Inc.                       21,151            672,179
Sears Holdings Corp. (a)               6,407            434,779
Target Corp.                          96,535          4,675,190
                                                 --------------
                                                     10,746,740
                                                 --------------

OFFICE ELECTRONICS 0.1%
Xerox Corp.                          110,910            834,043
                                                 --------------


OIL, GAS & CONSUMABLE FUELS 9.7%
Anadarko Petroleum Corp.              62,981          3,837,432
Apache Corp.                          43,108          4,057,325
Cabot Oil & Gas Corp.                 13,307            511,920
Chesapeake Energy Corp.               82,385          2,018,433
V  Chevron Corp.                     257,497         19,708,820
ConocoPhillips                       190,397          9,554,121
CONSOL Energy, Inc.                   23,089            988,440
Denbury Resources, Inc.
  (a)                                 32,027            467,594
Devon Energy Corp.                    56,982          3,687,305
El Paso Corp.                         90,030            883,194
EOG Resources, Inc.                   32,347          2,641,456
V  ExxonMobil Corp.                  617,038         44,223,114
Hess Corp.                            37,373          2,045,798
Marathon Oil Corp.                    90,868          2,905,050
Massey Energy Co.                     10,974            319,234
Murphy Oil Corp.                      24,500          1,497,930
Noble Energy, Inc.                    22,263          1,461,121
Occidental Petroleum
  Corp.                              104,099          7,899,032
Peabody Energy Corp.                  34,291          1,357,581
Pioneer Natural Resources
  Co.                                 14,774            607,359
Range Resources Corp.                 20,191          1,010,560
Southwestern Energy Co.
  (a)                                 44,231          1,927,587
Spectra Energy Corp.                  82,931          1,585,641
Sunoco, Inc.                          15,009            462,277
Tesoro Corp.                          17,917            253,346
Valero Energy Corp.                   72,256          1,307,834
Williams Cos., Inc.                   74,850          1,410,923
XTO Energy, Inc.                      74,495          3,096,012
                                                 --------------
                                                    121,726,439
                                                 --------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.               55,564          1,239,633
MeadWestvaco Corp.                    21,970            501,575
Weyerhaeuser Co.                      27,137            986,159
                                                 --------------
                                                      2,727,367
                                                 --------------

PERSONAL PRODUCTS 0.2%
Avon Products, Inc.                   54,818          1,756,917
Estee Lauder Cos., Inc.
  (The) Class A                       15,153            644,002
                                                 --------------
                                                      2,400,919
                                                 --------------

PHARMACEUTICALS 6.2%
Abbott Laboratories                  198,487         10,037,487
Allergan, Inc.                        39,483          2,220,919
Bristol-Myers Squibb Co.             254,340          5,544,612
Eli Lilly & Co.                      129,825          4,415,348
Forest Laboratories, Inc.
  (a)                                 38,548          1,066,623
V  Johnson & Johnson                 353,832         20,893,780
King Pharmaceuticals, Inc.
  (a)                                 31,859            322,732
Merck & Co., Inc.                    270,767          8,374,823
Mylan, Inc. (a)                       39,203            636,657
Pfizer, Inc.                       1,035,397         17,632,811
Schering-Plough Corp.                209,789          5,916,050
Watson Pharmaceuticals,
  Inc. (a)                            13,575            467,251
                                                 --------------
                                                     77,529,093
                                                 --------------

PROFESSIONAL SERVICES 0.1%
Dun & Bradstreet Corp.                 6,774            518,617
Equifax, Inc.                         16,226            444,268
Monster Worldwide, Inc.
  (a)                                 16,165            234,716
Robert Half International,
  Inc.                                19,499            452,377
                                                 --------------
                                                      1,649,978
                                                 --------------

REAL ESTATE INVESTMENT TRUSTS 1.0%
Apartment Investment &
  Management Co. Class A              15,028            185,596
AvalonBay Communities,
  Inc.                                10,263            705,889
Boston Properties, Inc.               17,793          1,081,281
Equity Residential                    35,177          1,015,912
HCP, Inc.                             37,632          1,113,531
Health Care REIT, Inc.                15,393            682,987
Host Hotels & Resorts,
  Inc.                                77,537            783,899
Kimco Realty Corp.                    48,323            610,803
Plum Creek Timber Co.,
  Inc.                                20,904            654,086
ProLogis                              56,853            644,144
Public Storage                        17,412          1,281,523
Simon Property Group,
  Inc.                                36,345          2,467,462
Ventas, Inc.                          20,099            806,573
Vornado Realty Trust                  20,045          1,193,880
                                                 --------------
                                                     13,227,566
                                                 --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
CB Richard Ellis Group,
  Inc. Class A (a)                    30,837            319,163
Forestar Real Estate
  Group, Inc. (a)                          1                 15
                                                 --------------
                                                        319,178
                                                 --------------

ROAD & RAIL 0.8%
Burlington Northern Santa
  Fe Corp.                            33,616          2,531,957
CSX Corp.                             50,334          2,123,088




16    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES              VALUE
COMMON STOCKS (CONTINUED)
ROAD & RAIL (CONTINUED)
Norfolk Southern Corp.                47,203     $    2,200,604
Ryder System, Inc.                     7,184            291,311
Union Pacific Corp.                   64,750          3,570,315
                                                 --------------
                                                     10,717,275
                                                 --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.3%
Advanced Micro Devices,
  Inc. (a)                            72,004            331,218
Altera Corp.                          37,911            750,259
Analog Devices, Inc.                  37,433            959,408
Applied Materials, Inc.              171,242          2,089,153
Broadcom Corp. Class A (a)            55,394          1,474,034
Intel Corp.                          718,754         13,735,389
KLA-Tencor Corp.                      21,913            712,392
Linear Technology Corp.               28,541            738,641
LSI Corp. (a)                         83,702            428,554
MEMC Electronic Materials,
  Inc. (a)                            28,866            358,516
Microchip Technology,
  Inc.                                23,490            562,820
Micron Technology, Inc.
  (a)                                108,730            738,277
National Semiconductor
  Corp.                               30,052            388,873
Novellus Systems, Inc. (a)            12,530            257,867
NVIDIA Corp. (a)                      69,975            836,901
Teradyne, Inc. (a)                    21,820            182,633
Texas Instruments, Inc.              161,960          3,797,962
Xilinx, Inc.                          35,386            769,646
                                                 --------------
                                                     29,112,543
                                                 --------------

SOFTWARE 4.0%
Adobe Systems, Inc. (a)               67,407          2,220,387
Autodesk, Inc. (a)                    29,497            735,360
BMC Software, Inc. (a)                23,623            877,831
CA, Inc.                              51,112          1,069,263
Citrix Systems, Inc. (a)              23,502            863,934
Compuware Corp. (a)                   31,325            221,154
Electronic Arts, Inc. (a)             41,539            757,671
Intuit, Inc. (a)                      41,480          1,205,824
McAfee, Inc. (a)                      20,184            845,306
V  Microsoft Corp.                   995,353         27,601,139
Novell, Inc. (a)                      44,527            182,115
Oracle Corp.                         501,463         10,580,869
Red Hat, Inc. (a)                     24,016            619,853
Salesforce.com, Inc. (a)              14,010            795,067
Symantec Corp. (a)                   104,239          1,832,522
                                                 --------------
                                                     50,408,295
                                                 --------------

SPECIALTY RETAIL 1.8%
Abercrombie & Fitch Co.
  Class A                             11,293            370,636
AutoNation, Inc. (a)                  12,114            208,845
AutoZone, Inc. (a)                     3,914            529,603
Bed Bath & Beyond, Inc.
  (a)                                 33,626          1,183,972
Best Buy Co., Inc.                    43,836          1,673,659
GameStop Corp. Class A (a)            21,144            513,588
Gap, Inc. (The)                       61,823          1,319,303
Home Depot, Inc. (The)               218,856          5,491,097
Limited Brands, Inc.                  34,387            605,211
Lowe's Cos., Inc.                    189,711          3,712,644
O'Reilly Automotive, Inc.
  (a)                                 17,557            654,525
Office Depot, Inc. (a)                35,275            213,414
RadioShack Corp.                      16,072            271,456
Sherwin-Williams Co. (The)            12,486            712,201
Staples, Inc.                         92,745          2,012,567
Tiffany & Co.                         15,962            627,147
TJX Cos., Inc.                        54,421          2,032,624
                                                 --------------
                                                     22,132,492
                                                 --------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Coach, Inc.                           40,840          1,346,495
NIKE, Inc. Class B                    49,913          3,103,590
Polo Ralph Lauren Corp.                7,424            552,494
VF Corp.                              11,448            813,266
                                                 --------------
                                                      5,815,845
                                                 --------------

THRIFTS & MORTGAGE FINANCE 0.1%
Guaranty Financial Group,
  Inc. (a)                                 1                  0 (b)
Hudson City Bancorp, Inc.             60,560            795,758
People's United Financial,
  Inc.                                44,729            717,006
                                                 --------------
                                                      1,512,764
                                                 --------------

TOBACCO 1.5%
Altria Group, Inc.                   265,952          4,816,391
Lorillard, Inc.                       21,205          1,648,052
Philip Morris
  International, Inc.                248,374         11,762,993
Reynolds American, Inc.               21,694          1,051,725
                                                 --------------
                                                     19,279,161
                                                 --------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
Fastenal Co.                          16,973            585,568
W.W. Grainger, Inc.                    8,035            753,121
                                                 --------------
                                                      1,338,689
                                                 --------------

WIRELESS TELECOMMUNICATION SERVICES 0.3%
American Tower Corp. Class
  A (a)                               50,669          1,865,633
MetroPCS Communications,
  Inc. (a)                            33,458            208,443
Sprint Nextel Corp. (a)              369,244          1,092,962
                                                 --------------
                                                      3,167,038
                                                 --------------
Total Common Stocks
  (Cost $1,080,308,917)                           1,171,609,874 (c)
                                                 --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              17

                                   PRINCIPAL
                                      AMOUNT              VALUE
SHORT-TERM INVESTMENTS 7.3%
---------------------------------------------------------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and
  Trust Co. 0.01%, dated
  10/30/09
  due 11/2/09
  Proceeds at Maturity
  $105,307 (Collateralized
  by a United States
  Treasury Bill with a
  rate of 0.105% and a
  maturity date of
  3/18/10, with a
  Principal Amount of
  $110,000 and a Market
  Value of $109,956)             $   105,307     $      105,307
                                                 --------------
Total Repurchase Agreement
  (Cost $105,307)                                       105,307
                                                 --------------


U.S. GOVERNMENT 7.3%
United States Treasury
  Bills
  0.045%, due 1/21/10
  (d)(e)                          12,600,000         12,598,967
  0.054%, due 1/7/10 (d)          78,700,000         78,697,088
                                                 --------------
Total U.S. Government
  (Cost $91,288,734)                                 91,296,055
                                                 --------------
Total Short-Term
  Investments
  (Cost $91,394,041)                                 91,401,362
                                                 --------------
Total Investments
  (Cost $1,171,702,958)
  (g)                                  100.3%     1,263,011,236
Liabilities in Excess of
  Other Assets                          (0.3)        (3,817,251)
                                       -----       ------------
Net Assets                             100.0%    $1,259,193,985
                                       =====       ============



                                   CONTRACTS         UNREALIZED
                                        LONG   APPRECIATION (F)
FUTURES CONTRACTS 0.2%
---------------------------------------------------------------
Standard & Poor's 500
  Index
  Mini December 2009                   1,665         $2,311,200
                                                     ----------
Total Futures Contracts
  (Settlement Value
  $85,997,250) (c)                                   $2,311,200
                                                     ==========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Less than one dollar.
(c)  The combined market value of common
     stocks and settlement value of Standard &
     Poor's 500 Index futures contracts
     represents 99.9% of net assets.
(d)  Interest rate presented is yield to
     maturity.
(e)  Represents a security, or a portion
     thereof, which is segregated, or
     partially segregated as collateral for
     futures contracts.
(f)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31,
     2009.
(g)  At October 31, 2009, cost is
     $1,205,519,203 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $ 297,301,797
Gross unrealized depreciation       (239,809,764)
                                   -------------
Net unrealized appreciation        $  57,492,033
                                   =============



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)             TOTAL
 Investments in Securities
     Common Stocks                            $1,171,609,874   $        --        $     --    $1,171,609,874
                                              --------------   -----------        --------    --------------
     Short-Term Investments
          Repurchase Agreement                            --       105,307              --           105,307
          U.S. Government                                 --    91,296,055              --        91,296,055
                                              --------------   -----------        --------    --------------
     Total Short-Term Investments                         --    91,401,362              --        91,401,362
                                              --------------   -----------        --------    --------------
 Total Investments in Securities               1,171,609,874    91,401,362              --     1,263,011,236
                                              --------------   -----------        --------    --------------
 Other Financial Instruments
     Futures Contracts (a)                         2,311,200            --              --         2,311,200
                                              --------------   -----------        --------    --------------
     Total Other Financial Instruments             2,311,200            --              --         2,311,200
                                              --------------   -----------        --------    --------------
 Total Investments and Other Financial
  Instruments                                 $1,173,921,074   $91,401,362             $--    $1,265,322,436
                                              ==============   ===========        ========    ==============




 (a) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



18    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $1,171,702,958)  $1,263,011,236
Receivables:
  Fund shares sold                       2,284,555
  Dividends and interest                 1,457,595
Other assets                               151,153
                                    --------------
     Total assets                    1,266,904,539
                                    --------------
LIABILITIES:
Payables:
  Fund shares redeemed                   3,829,581
  Variation margin on futures
     contracts                           2,467,192
  Transfer agent (See Note 3)              495,421
  Investment securities purchased          429,791
  Shareholder communication                253,042
  Professional fees                         80,748
  NYLIFE Distributors (See Note 3)          47,616
  Manager (See Note 3)                      47,066
  Custodian                                 10,061
  Directors                                  3,791
Accrued expenses                            46,245
                                    --------------
  Total liabilities                      7,710,554
                                    --------------
Net assets                          $1,259,193,985
                                    ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 700 million shares
  authorized                        $      522,325
Additional paid-in capital           1,290,681,884
                                    --------------
                                     1,291,204,209
Accumulated undistributed net
  investment income                     16,676,892
Accumulated net realized loss on
  investments and futures
  transactions                        (142,306,594)
Net unrealized appreciation on
  investments and futures
  contracts                             93,619,478
                                    --------------
Net assets                          $1,259,193,985
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   17,822,219
                                    ==============
Shares of capital stock
  outstanding                              744,810
                                    ==============
Net asset value per share
  outstanding                       $        23.93
Maximum sales charge (3.00% of
  offering price)                             0.74
                                    --------------
Maximum offering price per share
  outstanding                       $        24.67
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  196,774,115
                                    ==============
Shares of capital stock
  outstanding                            8,225,237
                                    ==============
Net asset value per share
  outstanding                       $        23.92
Maximum sales charge (3.00% of
  offering price)                             0.74
                                    --------------
Maximum offering price per share
  outstanding                       $        24.66
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $1,044,597,651
                                    ==============
Shares of capital stock
  outstanding                           43,262,467
                                    ==============
Net asset value and offering price
  per share outstanding             $        24.15
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              19

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $ 26,085,302
  Interest                                 90,738
                                     ------------
     Total income                      26,176,040
                                     ------------
EXPENSES:
  Transfer agent--Investor Class
     (See Note 3)                          87,980
  Transfer agent--Class A (See Note
     3)                                   462,745
  Transfer agent--Class I (See Note
     3)                                 2,432,055
  Manager (See Note 3)                  2,715,386
  Distribution/Service--Investor
     Class
     (See Note 3)                          39,097
  Distribution/Service--Class A
     (See Note 3)                         431,721
  Shareholder communication               350,624
  Professional fees                       237,219
  Registration                            219,550
  Directors                                51,465
  Custodian                                38,803
  Miscellaneous                            83,481
                                     ------------
     Total expenses before
       waiver/reimbursement             7,150,126
  Expense waiver/reimbursement from
     Manager (See Note 3)              (3,154,005)
                                     ------------
     Net expenses                       3,996,121
                                     ------------
Net investment income                  22,179,919
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions               (26,894,287)
  Futures transactions                 11,043,082
                                     ------------
Net realized loss on investments
  and futures transactions            (15,851,205)
                                     ------------
Net change in unrealized
  depreciation on:
  Investments                         101,590,120
  Futures contracts                     7,016,121
                                     ------------
Net change in unrealized
  depreciation on investments and
  futures contracts                   108,606,241
                                     ------------
Net realized and unrealized gain on
  investments and futures
  transactions                         92,755,036
                                     ------------
Net increase in net assets
  resulting from operations          $114,934,955
                                     ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $83.



20    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009             2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $   22,179,919   $   29,091,263
 Net realized loss on
  investments and futures
  transactions                  (15,851,205)     (37,460,174)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts                     108,606,241     (630,823,988)
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations               114,934,955     (639,192,899)
                             -------------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                 (350,624)              --
    Class A                      (4,143,743)      (4,505,403)
    Class I                     (23,595,246)     (24,441,374)
                             -------------------------------
 Total dividends to
     shareholders               (28,089,613)     (28,946,777)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        329,494,436      415,291,207
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      27,961,308       28,845,756
 Cost of shares redeemed       (302,655,057)    (471,936,198)
                             -------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions                54,800,687      (27,799,235)
                             -------------------------------
    Net increase (decrease)
     in net assets              141,646,029     (695,938,911)

NET ASSETS:
Beginning of year             1,117,547,956    1,813,486,867
                             -------------------------------
End of year                  $1,259,193,985   $1,117,547,956
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $   16,676,892   $   22,733,267
                             ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                               INVESTOR CLASS
                                                        ---------------------------
                                                                       FEBRUARY 28,
                                                                          2008**
                                                         YEAR ENDED       THROUGH
                                                        OCTOBER 31,     OCTOBER 31,

                                                        ---------------------------
                                                            2009           2008
Net asset value at beginning of period                    $ 22.47         $ 31.35
                                                          -------         -------
Net investment income                                        0.38            0.26
Net realized and unrealized gain (loss) on investments       1.59           (9.14)
                                                          -------         -------
Total from investment operations                             1.97           (8.88)
                                                          -------         -------
Less dividends:
  From net investment income                                (0.51)             --
                                                          -------         -------
Net asset value at end of period                          $ 23.93         $ 22.47
                                                          =======         =======
Total investment return (b)                                  9.21%         (28.33%)(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                      1.75%           1.63% ++
  Net expenses                                               0.63%           0.60% ++
  Expenses (before waiver/reimbursement)                     1.15%           1.06% ++
Portfolio turnover rate                                         8%              5%
Net assets at end of period (in 000's)                    $17,822         $15,372




                                                         CLASS I
                          ---------------------------------------------------------------------
                                                  YEAR ENDED OCTOBER 31,

                          ---------------------------------------------------------------------
                             2009         2008         2007             2006            2005
Net asset value at
  beginning of period     $    22.69    $  36.14    $    32.16       $    28.15      $    26.35
                          ----------    --------    ----------       ----------      ----------
Net investment income           0.44        0.60          0.58             0.53            0.48 (a)
Net realized and
  unrealized gain (loss)
  on investments                1.60      (13.46)         3.93             3.93            1.73
                          ----------    --------    ----------       ----------      ----------
Total from investment
  operations                    2.04      (12.86)         4.51             4.46            2.21
                          ----------    --------    ----------       ----------      ----------
Less dividends:
  From net investment
     income                    (0.58)      (0.59)        (0.53)           (0.45)          (0.41)
                          ----------    --------    ----------       ----------      ----------
Net asset value at end
  of period               $    24.15    $  22.69    $    36.14       $    32.16      $    28.15
                          ==========    ========    ==========       ==========      ==========
Total investment return
  (b)                           9.55%     (36.13%)       14.17%           16.06%           8.42%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         2.07%       1.95%         1.73%            1.69%           1.86%(a)
  Net expenses                  0.32%       0.30%         0.30%            0.30%           0.30%
  Expenses (before
     waiver/reimburse-
     ment)                      0.61%       0.49%         0.42%            0.31%           0.44%
Portfolio turnover rate            8%          5%            5%               5%              6%
Net assets at end of
  period (in 000's)       $1,044,598    $919,826    $1,479,162       $1,299,916      $1,245,481



**   Commencement of operations.
++   Annualized.
(a)  Net investment income and the ratio of net investment income includes $0.07 and 0.26%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.





22    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               CLASS A
      --------------------------------------------------------



                       YEAR ENDED OCTOBER 31,

      --------------------------------------------------------
        2009        2008        2007        2006        2005
      $  22.47    $  35.79    $  31.85    $  27.86    $  26.11
      --------    --------    --------    --------    --------
          0.38        0.51        0.49        0.40        0.40 (a)
          1.58      (13.35)       3.87        3.91        1.68
      --------    --------    --------    --------    --------
          1.96      (12.84)       4.36        4.31        2.08
      --------    --------    --------    --------    --------

         (0.51)      (0.48)      (0.42)      (0.32)      (0.33)
      --------    --------    --------    --------    --------
      $  23.92    $  22.47    $  35.79    $  31.85    $  27.86
      ========    ========    ========    ========    ========
          9.18%     (36.32%)     13.83%      15.61%       7.97%

          1.79%       1.65%       1.44%       1.31%       1.43%(a)
          0.60%       0.60%       0.60%       0.68%       0.73%
          0.86%       0.79%       0.78%       0.74%       0.87%
             8%          5%          5%          5%          6%
      $196,774    $182,351    $334,325    $319,851    $309,387




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay S&P 500 Index Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier


24    MainStay S&P 500 Index Fund
hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.


                                                   mainstayinvestments.com    25

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity rate risk in the normal course of investing in these transactions. The Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2009.

(J) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.



26    MainStay S&P 500 Index Fund

Fair Value of Derivative Instruments as of October 31, 2009

ASSET DERIVATIVES

                            STATEMENT OF
                              ASSETS AND       EQUITY
                             LIABILITIES    CONTRACTS
                                LOCATION         RISK         TOTAL
                                     Net
                       Assets -- Unreal-
                       ized appreciation
                          on investments
                             and futures
                               contracts
Futures Contracts (a)                      $2,311,200    $2,311,200
                                          -------------------------
Total Fair Value                           $2,311,200    $2,311,200
                                          =========================




(a) Includes cumulative appreciation (depreciation) of futures as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009.

REALIZED GAIN (LOSS)

                          STATEMENT OF       EQUITY
                            OPERATIONS    CONTRACTS
                              LOCATION         RISK         TOTAL
                     Net realized gain
                               (loss)
                            on futures
                          transactions
Futures Contracts                       $11,043,082   $11,043,082
                                        -------------------------
Total Realized Gain (Loss)              $11,043,082   $11,043,082
                                        =========================



CHANGE IN APPRECIATION (DEPRECIATION)

                            STATEMENT OF      EQUITY
                              OPERATIONS   CONTRACTS
                                LOCATION        RISK        TOTAL
                           Net change in
                              unrealized
                            appreciation
                       (depreciation) on
Futures Contracts      futures contracts  $7,016,121   $7,016,121
                                          -----------------------
Total Change in
  Appreciation
  (Depreciation)                          $7,016,121   $7,016,121
                                          =======================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                   EQUITY
                                CONTRACTS
                                     RISK         TOTAL
Futures Contracts (2)               1,778         1,778



(1) Amount disclosed represents the weighted average held during the twelve month period.

(2) Amount(s) represent(s) number of contracts.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.25% on assets up to $1 billion, 0.225% on assets from $1 billion to $2 billion, 0.215% on assets from $2 billion to $3 billion, and 0.20% on assets in excess of $3 billion.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. The expense limitation agreement may be modified or terminated only with the approval of the Board of Directors. Under this expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to

                                                   mainstayinvestments.com    27
exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This expense cap agreement was set to expire on July 31, 2010. On December 11, 2009, the Board of the Fund approved an extension of the expense cap agreement to February 28, 2011.

Additionally, effective August 1, 2009, New York Life Investments has agreed to voluntarily reimburse the expenses of the Investor Class shares of the Fund so that the total annual operating expenses of Investor Class shares do not exceed 0.70%. This voluntary waiver may be discontinued at any time.

Prior to August 1, 2009, New York Life Investments had a written expense limitation agreement under which it had agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses of the appropriate class of shares did not exceed the following percentages of average daily net assets: Investor Class, 0.60%; Class A, 0.60%; and Class I, 0.30%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $2,715,386 and waived/reimbursed its fees in the amount of $3,154,005.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $6,457 and $5,701, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A shares of $1,444 for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $2,982,780.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class I                        $174,270,590    16.7%
---------------------------------------------------



(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $75,125.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                  ACCUMULATED        OTHER         UNREALIZED          TOTAL
   ORDINARY         CAPITAL        TEMPORARY      APPRECIATION      ACCUMULATED
     INCOME       GAIN (LOSS)     DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
  $16,676,892    $(106,179,149)       $--          $57,492,033     $(32,010,224)
-------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, Real Estate Investment Trust ("REIT") adjustments, mark to market on futures contracts, and class action payment basis adjustment.



28    MainStay S&P 500 Index Fund

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2009 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)      INVESTMENTS       CAPITAL
   $(146,681)         $146,681           $--
-----------------------------------------------



The reclassifications for the Fund are primarily due to REIT distributions.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $106,179,149 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2010              $  9,978
       2013                 5,221
       2014                51,930
       2016                39,050
------------------------------------

      Total              $106,179
------------------------------------



The Fund utilized $ 4,698,769 of capital loss carryforwards during the year ended October 31, 2009.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                     2009          2008
Distributions paid from:
  Ordinary Income             $28,089,613   $28,946,777
-------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were $202,502 and $92,198, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                      185,821   $   3,782,823
Shares issued to
  shareholders in
  reinvestment of dividends       17,590         349,167
Shares redeemed                 (149,786)     (3,095,645)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                      53,625       1,036,345
Shares converted into
  Investor Class (See Note
  1)                              50,946         958,278
Shares converted from
  Investor Class (See Note
  1)                             (43,795)       (991,085)
                             ---------------------------
Net increase                      60,776   $   1,003,538
                             ===========================
Period ended October 31, 2008 (a):
Shares sold                      358,640   $  11,119,645
Shares redeemed                 (118,276)     (3,414,456)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     240,364       7,705,189
Shares converted into
  Investor Class (See Note
  1)                             469,518      14,140,110
Shares converted from
  Investor Class (See Note
  1)                             (25,848)       (724,982)
                             ---------------------------
Net increase                     684,034   $  21,120,317
                             ===========================

(a) Investor Class shares were first offered on February
    28, 2008.


                                                   mainstayinvestments.com    29

 CLASS A                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                    2,729,982   $  56,046,902
Shares issued to
  shareholders in
  reinvestment of dividends      202,474       4,017,090
Shares redeemed               (2,817,086)    (58,120,291)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     115,370       1,943,701
Shares converted into Class
  A (See Note 1)                  43,805         991,085
Shares converted from Class
  A (See Note 1)                 (50,972)       (958,278)
                             ---------------------------
Net increase                     108,203   $   1,976,508
                             ===========================
Year ended October 31,
  2008:
Shares sold                    2,120,311   $  63,024,254
Shares issued to
  shareholders in
  reinvestment of dividends      129,736       4,405,844
Shares redeemed               (3,030,393)    (92,534,241)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (780,346)    (25,104,143)
Shares converted into Class
  A (See Note 1)                  25,857         724,982
Shares converted from Class
  A (See Note 1)                (469,518)    (14,140,110)
                             ---------------------------
Net decrease                  (1,224,007)  $ (38,519,271)
                             ===========================


 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2009:
Shares sold                   12,933,406   $ 269,664,711
Shares issued to
  shareholders in
  reinvestment of dividends    1,181,525      23,595,051
Shares redeemed              (11,397,494)   (241,439,121)
                             ---------------------------
Net increase                   2,717,437   $  51,820,641
                             ===========================
Year ended October 31,
  2008:
Shares sold                   11,262,139   $ 341,147,308
Shares issued to
  shareholders in
  reinvestment of dividends      714,617      24,439,912
Shares redeemed              (12,359,546)   (375,987,501)
                             ---------------------------
Net decrease                    (382,790)  $ (10,400,281)
                             ===========================




NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the Company.

On October 1, 2009, the Board of Directors of the Company, approved the reorganization of the Fund into a corresponding "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for
(1) the acquisition of all of the assets of the Fund by a corresponding series ("New Fund") of the MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the corresponding New Fund and (2) the subsequent liquidation of the Fund ("Reorganization"). After considering all relevant facts, the Board of Directors determined that the Reorganization is in the best interests of the Fund's shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

Closing of the Reorganization is expected to occur on or about February 26, 2010. The Reorganization is not subject to shareholder approval under applicable law. Upon closing, shareholders of the Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders' ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Fund's investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.



30    MainStay S&P 500 Index Fund

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay S&P 500 Index Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay S&P 500 Index Fund of Eclipse Funds Inc. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009



32    MainStay S&P 500 Index Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay S&P 500 Index Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC ("MSI") on behalf of the Fund.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MSI as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MSI

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MSI's compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.


                                                   mainstayinvestments.com    33

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MSI proposed to provide to the Fund. The Board evaluated MSI's experience in serving as subadviser to the Fund and managing other portfolios. It examined MSI's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI's overall legal and compliance environment. The Board also reviewed MSI's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MSI's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated


34    MainStay S&P 500 Index Fund
profitability due to their overall relationships with the Fund. For New York Life Investments and MSI, the Board considered information illustrating the revenues and expenses allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MSI) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MSI may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MSI are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to

                                                   mainstayinvestments.com    35
other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to modify the expense limitation arrangements on certain of the Fund's share classes to decrease the amount of New York Life Investments' subsidization of those classes' expenses. In reviewing New York Life Investments' proposal, the Board noted that, if the Board were to approve the proposal, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of the Fund's expenses as compared to peer funds under the proposal.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to modify the expense limitations on the Fund's share classes in order to reduce the amount of class expenses subsidized by New York Life Investments. The Board acknowledged that New York Life Investments may recoup amounts waived or reimbursed under contractual expense limitations if such action does not cause a share class to exceed an expense limitation, and the recoupment is made during the term of the agreement. The Board further acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.



36    MainStay S&P 500 Index Fund

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)



For the fiscal year ended October 31, 2009, the Fund designates approximately $23,780,288 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 0.3% to arrive at the amount eligible for qualified interest income and 100.0% for the corporate dividends received deduction.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the Securities and Exchange Commissions ("SEC") website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    37

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE FUND                               FUNDS IN FUND   OTHER
NAME AND   COMPLEX AND                                 COMPLEX         DIRECTORSHIPS
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     HELD BY
BIRTH      SERVICE         DURING PAST FIVE YEARS      BOARD MEMBER    BOARD MEMBER
 ------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y.    Indefinite;     Member of the Board of            65        None
KIM        ECLIPSE         Managers, President and
9/24/60    TRUST:          Chief Executive Officer
           Trustee since   (since 2008) of New York
           2008 (2         Life Investment Management
           funds);         LLC and New York Life
           ECLIPSE FUNDS   Investment Management
           INC.:           Holdings LLC; Member of
           Director        the Board of Managers,
           since 2008      MacKay Shields LLC (since
           (21 funds);     2008); Chairman of the
           ICAP FUNDS,     Board, Institutional
           INC.:           Capital LLC, Madison
           Director        Capital LLC, McMorgan &
           since 2008 (4   Company LLC, Chairman and
           funds);         Chief Executive Officer,
           MAINSTAY        NYLIFE Distributors LLC
           TRUST:          and Chairman of the Board
           Trustee since   of Managers, NYLCAP
           2008 (14        Manager, LLC (since 2008);
           funds);         President, Prudential
           MAINSTAY        Retirement, a business
           FUNDS TRUST:    unit of Prudential
           Trustee since   Financial, Inc. (2002 to
           April 2009 (4   2007)
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 2008
           (20
           portfolios).
-------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



38    MainStay S&P 500 Index Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






40    MainStay S&P 500 Index Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
                 ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
10/22/41         Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    41

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



42    MainStay S&P 500 Index Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.     Eclipse Funds Inc.
                                                      SEC File Number: 811-06175

NYLIM-A017049         (RECYCLE LOGO)            MS283-09           MSSP11-12/09
                                                                         A6

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SHORT TERM BOND FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER

Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SHORT TERM BOND FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       13
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              18
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            25
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  26
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             30
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        30
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       30
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 31

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
With sales charges         3.12%    3.17%    3.75%
Excluding sales charges    6.31     3.80     4.07




(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    CITIGROUP 1-3
                                 MAINSTAY SHORT       YEAR U.S.
                                    TERM BOND      TREASURY AGENCY
                                      FUND              INDEX
                                 --------------    ---------------
10/31/99                               9700             10000
                                      10262             10627
                                      11332             11801
                                      11667             12403
                                      11864             12671
                                      11992             12910
                                      12003             13005
                                      12429             13560
                                      13087             14344
                                      13591             15258
10/31/09                              14448             15812





CLASS A SHARES(3)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
With sales charges         3.45%    3.24%    3.78%
Excluding sales charges    6.65     3.87     4.10




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                    CITIGROUP 1-3
                                 MAINSTAY SHORT       YEAR U.S.
                                    TERM BOND      TREASURY AGENCY
                                      FUND              INDEX
                                 --------------    ---------------
10/31/99                              24250             25000
                                      25654             26567
                                      28331             29503
                                      29167             31008
                                      29661             31678
                                      29979             32276
                                      30007             32513
                                      31073             33901
                                      32717             35860
                                      33983             38144
10/31/09                              36242             39530





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 ONE     FIVE     TEN
TOTAL RETURNS                 YEAR    YEARS    YEARS
----------------------------------------------------
                              6.83%    4.18%    4.40%



                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                    CITIGROUP 1-3
                                 MAINSTAY SHORT       YEAR U.S.
                                    TERM BOND      TREASURY AGENCY
                                      FUND              INDEX
                                 --------------    ---------------
10/31/99                              10000             10000
                                      10605             10627
                                      11738             11801
                                      12114             12403
                                      12350             12671
                                      12534             12910
                                      12608             13005
                                      13091             13560
                                      13823             14344
                                      14399             15258
10/31/09                              15384             15812




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distri-butions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                               ONE     FIVE     TEN
                                                    YEAR    YEARS    YEARS
Citigroup 1-3 Year U.S. Treasury Agency Index(4)    3.63%    4.14%    4.69%
Average Lipper short U.S. government fund(5)        5.63     3.45     4.02



2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.
4. The Citigroup 1-3 Year U.S. Treasury Agency Index consists of U.S. Treasury notes (minimum amount outstanding is $1 billion per issue) and Agency securities (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. Total returns assume reinvestment of all income and capital gains. The Citigroup 1-3 Year U.S. Treasury Agency Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper short U.S. government fund is representative of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Short Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SHORT TERM BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,014.60        $6.04          $1,019.20         $6.06
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,017.10        $4.68          $1,020.60         $4.69
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,017.40        $3.25          $1,022.00         $3.26
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.19% for Investor Class, 0.92% for Class A and 0.64% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              85.6
Short-Term Investment                           13.2
Asset-Backed Securities                          1.6
Convertible Bonds                                1.4
Yankee Bond                                      0.4
Mortgage-Backed Security                         0.1
Liabilities in Excess of Other Assets           (2.3)





See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  United States Treasury Notes,
        0.875%-2.625%, due 2/28/11-8/31/14
    2.  Federal National Mortgage Association,
        2.875%-6.25%, due 10/12/10-2/1/11
    3.  Federal Home Loan Bank, 1.625%-3.375%,
        due 10/20/10-4/13/12
    4.  Government National Mortgage Association
        (Mortgage Pass-Through Security), 6.50%, due 12/1/33
    5.  Freddie Mac (Collateralized Mortgage
        Obligations), 3.50%-4.50%, due
        6/15/13-1/15/25
    6.  USAA Auto Owner Trust, 2.64%, due
        8/15/11
    7.  World Omni Auto Receivables Trust,
        2.88%, due 10/17/11
    8.  Medtronic, Inc., 1.50%, due 4/15/11
    9.  Amgen, Inc., 0.125%, due 2/1/11
   10.  Tyco Electronics Group S.A., 6.00%, due
        10/1/12






8    MainStay Short Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLAUDE ATHAIDE, PHD, CFA, GARY GOODENOUGH AND JAMES RAMSAY, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY SHORT TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Short Term Bond Fund returned 6.31% for Investor Class shares and 6.65% for Class A shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 6.83%. All share classes outperformed the 5.63% return of the average Lipper(1) short U.S. government fund and the 3.63% return of the Citigroup 1-3 Year U.S. Treasury Agency Index(2) for the 12 months ended October 31, 2009. The Citigroup 1-3 Year U.S. Treasury Agency Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The ongoing housing and credit crises had a severe impact on the U.S. economy during the 12-month reporting period. The shock from the financial crisis of last fall contributed to severe declines in output during the fourth quarter of 2008 and the first quarter of 2009. Real gross domestic product (GDP) declined by annualized rates of 5.4% and 6.4%, respectively. After declining an annualized 0.7% during the second quarter of 2009, real GDP increased an annualized 2.8% in the third quarter. This marked the first such increase since the second quarter of 2008.

The labor market deteriorated markedly during the reporting period. Nonfarm payrolls declined by nearly 5.5 million, while the unemployment rate rose from 6.6% in October 2008 to 10.2% in October 2009. Nearly eight million jobs have now been lost since the onset of the recession in December 2007.

Treasury yields traded in a wide range, benefiting early in the reporting period from a flight-to-safety (or a rapid shift to lower-risk securities) and from easing by the Federal Open Market Committee (FOMC). Later, Treasurys lost favor as risk appetite increased and Treasury supply increased dramatically.

In the wake of Lehman Brothers' failure last fall, investor concerns about the solvency of the world's financial institutions drove Treasury yields to multidecade lows. The yield on the two-year Treasury fell to 0.65% in early December 2008. The prices of longer-term Treasury securities also soared in December when the FOMC announced that it was considering purchasing these securities. The yield on the 10-year Treasury note fell to 2.06%, while the yield on the 30-year Treasury bond fell to 2.52% in December. The S&P 500(R) Index(3) fell to 666 in early March, with the banking sector leading the sell-off amid speculation that many major banks would eventually be nationalized.

In March 2009, comments from a number of bank CEOs about their firms' having good performance during the first two months of the year served as a catalyst for the start of a strong rally that saw the S&P 500(R) Index increase to about 800 by the end of the month. The release of additional details of the Treasury's plan to remove troubled assets from bank balance sheets and the results of the stress tests conducted on 20 major financial firms also contributed to the rally. The equity market recovery was accompanied by rising yields on longer-dated Treasury securities. The yield on the 10-year Treasury note peaked above 4% in June. The major equity indices advanced further during the rest of the reporting period, with only minor setbacks along the way. The S&P(R) 500 peaked above 1100 in October before ending the month at 1036.

After bottoming in early December, the yield on the two-year Treasury note traded in a fairly narrow range between 0.8% and 1% for most of the remainder of the reporting period. In June, the yield spiked briefly to 1.4% on speculation that the FOMC would raise the federal funds target rate by the end of the year. Treasurys underperformed other asset classes during the 12-month reporting period as spreads tightened across most sectors. In late November 2008, the Federal Reserve announced that it would purchase $100 billion of agency debt and $500 billion of

----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, less of the debt may be prepaid causing the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Citigroup 1-3 Year U.S. Treasury Agency Index.
3. The S&P 500(R) Index is a trademark of the McGraw-Hill Companies, Inc., and is widely recognized as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

                                                    mainstayinvestments.com    9
agency mortgages over the next several quarters. Following the announcement, spreads(4) on agency debt and agency mortgages narrowed substantially.

In March 2009, the Federal Reserve announced that it would purchase up to $300 billion of longer-term Treasurys. It also decided to expand the size of its mortgage-backed security (MBS) purchase program from $500 billion to $1.25 trillion and the size of its agency debt purchase program from $100 billion to $200 billion. In February, the Treasury increased the size of its preferred stock purchase agreement in Fannie Mae and Freddie Mac to $200 billion each.

The Federal Reserve also announced the creation of the Term Asset-Backed Securities Lending Facility (TALF) to jumpstart the securitized lending market. Commercial mortgage-backed security (CMBS) spreads also tightened substantially from the widest levels seen in late 2008, as the TALF was expanded to include the sector.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

The Fund held an overweight position relative to its benchmark in agency- and FDIC-backed debt, which contributed positively to the Fund's performance relative to the Citigroup 1-3 Year U.S. Treasury Agency Index as spreads within the sector narrowed substantially. A full recovery in the price of the American General Finance 8.125% 08/2009 issue also enhanced the Fund's results relative to the Index. Opportunistic purchases of new corporate issues--such as Altria, Pfizer, BHP, and Rio Tinto--all came at substantial concessions to outstanding issues. Overall, our corporate exposure contributed positively to the Fund's performance relative to the Citigroup 1-3 Year U.S. Treasury Agency Index.

The magnitude of the retracement in credit spreads since March 2009 has exceeded our expectations. Despite a few opportunistic purchases of some corporate issues, we remained defensive and did not significantly increase the Fund's exposure to the corporate sector.

During the second half of the reporting period, we reduced the Fund's holdings of agency- and FDIC-guaranteed debt from approximately 67% to 17% of net assets, since we saw little potential for spreads to narrow further. Over the same period, the Fund's Treasury holdings rose from 16% to 64% of net assets.

WHAT WAS THE FUND'S DURATION DURING THE REPORTING PERIOD?

During the 12 months ended October 31, 2009, the Fund maintained a duration(5) longer than that of the Citigroup 1-3 Year U.S. Treasury Agency Index. As of October 31, 2009, the Fund's duration was 1.83% years. We also positioned the Fund to benefit from a flatter yield curve.(6) When the yield curve flattens, yields on securities of different maturities tend to converge. This may provide opportunities to take advantage of changing yields on securities of dif-ferent maturities or, once the yield curve is relatively flat, to adjust maturities without significantly affecting yield. During the reporting period, the combination of our duration and yield-curve positioning contributed positively to the Fund's performance relative to the Citigroup 1-3 Year U.S. Treasury Agency Index.


----------
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Short Term Bond Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2009


                                      PRINCIPAL
                                         AMOUNT           VALUE
LONG-TERM BONDS 89.1%+
ASSET-BACKED SECURITIES 1.6%
---------------------------------------------------------------

AUTOMOBILE 1.6%
V  USAA Auto Owner Trust
  Series 2009-1, Class A2
  2.64%, due 8/15/11                $ 1,060,000   $   1,069,436
V  World Omni Auto
  Receivables Trust
  Series 2009-A, Class A2
  2.88%, due 10/17/11                 1,050,000       1,062,003
                                                  -------------
Total Asset-Backed Securities
  (Cost $2,109,935)                                   2,131,439
                                                  -------------



CONVERTIBLE BONDS 1.4%
---------------------------------------------------------------

BIOTECHNOLOGY 0.7%
V  Amgen, Inc.
  0.125%, due 2/1/11                  1,000,000         988,750
                                                  -------------

HEALTH CARE--PRODUCTS 0.7%

V  Medtronic, Inc.
  1.50%, due 4/15/11                  1,000,000         990,000
                                                  -------------
Total Convertible Bonds
  (Cost $1,915,801)                                   1,978,750
                                                  -------------


MORTGAGE-BACKED SECURITY 0.1%
---------------------------------------------------------------

COMMERCIAL MORTGAGE LOAN
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                    81,784          81,917
                                                  -------------
Total Mortgage-Backed
  Security
  (Cost $79,945)                                         81,917
                                                  -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 85.6%
---------------------------------------------------------------

V  FEDERAL HOME LOAN BANK
  7.9%
  1.625%, due 7/27/11                 1,540,000       1,557,856
  2.25%, due 4/13/12                  5,075,000       5,192,568
  3.375%, due 10/20/10                4,000,000       4,111,808
                                                  -------------
                                                     10,862,232
                                                  -------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION 9.6%
  2.875%, due 10/12/10                3,985,000       4,075,276
  6.25%, due 2/1/11                   8,565,000       9,050,208
                                                  -------------
                                                     13,125,484
                                                  -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITY) 0.3%
  4.50%, due 11/1/18                    380,644         403,425
                                                  -------------


V  FREDDIE MAC  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.0%
  Series 2632, Class NH
  3.50%, due 6/15/13                  1,045,341       1,065,894
  Series 2982, Class LC
  4.50%, due 1/15/25                    360,804         364,025
                                                  -------------
                                                      1,429,919
                                                  -------------

V  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITY) 3.4%
  6.50%, due 12/1/33 TBA (a)          4,450,000       4,730,906
                                                  -------------

V  UNITED STATES TREASURY
  NOTES 63.4%
  0.875%, due 2/28/11                14,225,000      14,290,008
  0.875%, due 5/31/11                22,580,000      22,667,317
  1.00%, due 7/31/11                  2,690,000       2,702,821
  1.00%, due 9/30/11                  5,600,000       5,615,747
  1.375%, due 9/15/12                 3,500,000       3,500,273
  1.50%, due 7/15/12                 12,580,000      12,660,587
  1.50%, due 12/31/13                 3,090,000       3,031,339
  1.875%, due 6/15/12                10,395,000      10,564,730
  2.25%, due 5/31/14                  5,145,000       5,167,108
  2.375%, due 8/31/14                 4,970,000       4,995,238
  2.625%, due 7/31/14                 1,795,000       1,827,254
                                                  -------------
                                                     87,022,422
                                                  -------------
Total U.S. Government &
  Federal Agencies
  (Cost $116,247,319)                               117,574,388

                                                  -------------

YANKEE BOND 0.4% (B)
---------------------------------------------------------------

MISCELLANEOUS--MANUFACTURING 0.4%
V  Tyco Electronics Group
  S.A.
  6.00%, due 10/1/12                    495,000         527,226
                                                  -------------
Total Yankee Bond
  (Cost $476,461)                                       527,226
                                                  -------------
Total Long-Term Bonds
  (Cost $120,829,461)                               122,293,720
                                                  -------------



 +  Percentages indicated are based on Fund net assets.
 v Among the Fund's 10 largest issuers held, as of October 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                      PRINCIPAL
                                         AMOUNT           VALUE
SHORT-TERM INVESTMENT 13.2%
---------------------------------------------------------------

REPURCHASE AGREEMENT 13.2%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $18,163,683
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.066% and a
  maturity date of 2/18/10,
  with a Principal Amount of
  $18,535,000 and a Market
  Value of $18,531,293)             $18,163,668   $  18,163,668
                                                  -------------
Total Short-Term Investment
  (Cost $18,163,668)                                 18,163,668
                                                  -------------
Total Investments
  (Cost $138,993,129) (c)                 102.3%    140,457,388
Liabilities in Excess of
  Other Assets                             (2.3)     (3,138,313)
                                          -----    ------------
Net Assets                                100.0%  $ 137,319,075
                                          =====    ============






+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of this security at October
     31, 2009 is $4,730,906, which represents
     3.4% of the Fund's net assets. All or a
     portion of this security was acquired
     under a mortgage dollar roll agreement.
(b)  Yankee Bond - dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(c)  At October 31, 2009, cost is $139,010,567
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $1,495,495
Gross unrealized depreciation          (48,674)
                                    ----------
Net unrealized appreciation         $1,446,821
                                    ==========



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                   QUOTED
                                                 PRICES IN
                                                   ACTIVE    SIGNIFICANT
                                               MARKETS FOR          OTHER      SIGNIFICANT
                                                IDENTICAL     OBSERVABLE     UNOBSERVABLE
                                                    ASSETS         INPUTS           INPUTS
DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)        (LEVEL 3)           TOTAL
Investments in Securities
Long-Term Bonds
  Asset-Backed Securities                       $       --   $  2,131,439       $       --    $  2,131,439
  Convertible Bonds                                     --      1,978,750               --       1,978,750
  Mortgage-Backed Security                              --         81,917               --          81,917
  U.S. Government & Federal Agencies                    --    117,574,388               --     117,574,388
  Yankee Bond                                           --        527,226               --         527,226
                                                ----------   ------------       ----------    ------------
Total Long-Term Bonds                                   --    122,293,720               --     122,293,720
                                                ----------   ------------       ----------    ------------
Short-Term Investment
  Repurchase Agreement                                  --     18,163,668               --      18,163,668
                                                ----------   ------------       ----------    ------------
Total Investments in Securities                        $--   $140,457,388              $--    $140,457,388
                                                ==========   ============       ==========    ============




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



12    MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $120,829,461)     $122,293,720
Repurchase agreement, at value
  (identified cost $18,163,668)        18,163,668
Receivables:
  Fund shares sold                      1,396,179
  Interest                                517,057
Other assets                               14,070
                                     ------------
     Total assets                     142,384,694
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       4,721,172
  Fund shares redeemed                    209,629
  Manager (See Note 3)                     39,408
  Professional fees                        25,203
  Transfer agent (See Note 3)              25,065
  NYLIFE Distributors (See Note 3)         12,219
  Shareholder communication                10,636
  Custodian                                 3,379
  Directors                                   387
Accrued expenses                            3,550
Dividend payable                           14,971
                                     ------------
     Total liabilities                  5,065,619
                                     ------------
Net assets                           $137,319,075
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) unlimited number of
  shares authorized                  $    140,329
Additional paid-in capital            134,125,038
                                     ------------
                                      134,265,367
Accumulated distributions in excess
  of net investment income                 (6,668)
Accumulated net realized gain on
  investments                           1,596,117
Net unrealized appreciation on
  investments                           1,464,259
                                     ------------
Net assets                           $137,319,075
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  3,179,706
                                     ============
Shares of capital stock outstanding       324,028
                                     ============
Net asset value per share
  outstanding                        $       9.81
Maximum sales charge (3.00% of
  offering price)                            0.30
                                     ------------
Maximum offering price per share
  outstanding                        $      10.11
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 54,901,946
                                     ============
Shares of capital stock outstanding     5,610,538
                                     ============
Net asset value per share
  outstanding                        $       9.79
Maximum sales charge (3.00% of
  offering price)                            0.30
                                     ------------
Maximum offering price per share
  outstanding                        $      10.09
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 79,237,423
                                     ============
Shares of capital stock outstanding     8,098,327
                                     ============
Net asset value and offering price
  per share outstanding              $       9.78
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest                             $2,058,613
                                       ----------
EXPENSES:
  Manager (See Note 3)                    601,559
  Transfer agent--Investor Class
     (See Note 3)                          16,593
  Transfer agent--Class A (See Note
     3)                                    51,231
  Transfer agent--Class I (See Note
     3)                                    60,791
  Distribution/Service--Investor
     Class (See Note 3)                     7,199
  Distribution/Service--Class A (See
     Note 3)                              111,679
  Professional fees                        58,474
  Registration                             56,026
  Shareholder communication                49,749
  Custodian                                11,726
  Directors                                 4,824
  Miscellaneous                            12,398
                                       ----------
     Total expenses before waiver       1,042,249
  Expense waiver from Manager (See
     Note 3)                             (273,834)
                                       ----------
     Net expenses                         768,415
                                       ----------
Net investment income                   1,290,198
                                       ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        2,038,549
Net change in unrealized
  depreciation on investments           2,005,222
                                       ----------
Net realized and unrealized gain on
  investments                           4,043,771
                                       ----------
Net increase in net assets resulting
  from operations                      $5,333,969
                                       ==========






14    MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  1,290,198   $  2,294,008
 Net realized gain on
  investments                     2,038,549      2,813,653
 Net change in unrealized
  appreciation (depreciation)
  on investments                  2,005,222     (1,119,286)
                               ---------------------------
 Net increase in net assets
  resulting from operations       5,333,969      3,988,375
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                  (27,844)       (22,375)
    Class A                        (508,074)      (383,998)
    Class I                        (751,985)    (1,903,397)
                               ---------------------------
 Total dividends to
  shareholders                   (1,287,903)    (2,309,770)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        139,760,022     52,944,314
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       1,036,268      1,519,268
 Cost of shares redeemed        (66,803,229)   (98,137,375)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                73,993,061    (43,673,793)
                               ---------------------------
    Net increase (decrease)
     in net assets               78,039,127    (41,995,188)

NET ASSETS:
Beginning of year                59,279,948    101,275,136
                               ---------------------------
End of year                    $137,319,075   $ 59,279,948
                               ===========================
Accumulated distributions in
 excess of net investment
 income at end of year         $     (6,668)  $     (8,963)
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                               INVESTOR CLASS
                                                        ---------------------------
                                                                       FEBRUARY 28,
                                                                          2008**
                                                         YEAR ENDED       THROUGH
                                                        OCTOBER 31,     OCTOBER 31,

                                                        ---------------------------
                                                            2009           2008
Net asset value at beginning of period                     $ 9.32         $ 9.44
                                                           ------         ------
Net investment income                                        0.10           0.13 (a)
Net realized and unrealized gain (loss) on investments       0.49          (0.11)
                                                           ------         ------
Total from investment operations                             0.59           0.02
                                                           ------         ------
Less dividends:
  From net investment income                                (0.10)         (0.14)
                                                           ------         ------
Net asset value at end of period                           $ 9.81         $ 9.32
                                                           ======         ======
Total investment return (b)                                  6.31%          0.20%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                      1.00%          2.10%++
  Net expenses                                               1.11%          1.00%++
  Expenses (before waiver/reimbursement)                     1.62%          2.09%++
Portfolio turnover rate                                       193%(d)        252%(d)
Net assets at end of period (in 000's)                     $3,180         $2,266




                                                    CLASS I
                          -----------------------------------------------------------
                                            YEAR ENDED OCTOBER 31,

                          -----------------------------------------------------------
                            2009       2008       2007           2006           2005
Net asset value at
  beginning of period     $  9.29    $  9.19    $  9.08        $  9.07        $  9.26
                          -------    -------    -------        -------        -------
Net investment income        0.15       0.29 (a)   0.38 (a)       0.33           0.24
Net realized and
  unrealized gain (loss)
  on investments             0.48       0.09       0.12           0.01          (0.19)
                          -------    -------    -------        -------        -------
Total from investment
  operations                 0.63       0.38       0.50           0.34           0.05
                          -------    -------    -------        -------        -------
Less dividends:
  From net investment
     income                 (0.14)     (0.28)     (0.39)         (0.33)         (0.24)
                          -------    -------    -------        -------        -------
Net asset value at end
  of period               $  9.78    $  9.29    $  9.19        $  9.08        $  9.07
                          =======    =======    =======        =======        =======
Total investment return
  (b)                        6.83%      4.17%      5.59%          3.83%          0.59%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income      1.43%      3.15%      4.15%          3.63%          2.63%
  Net expenses               0.63%      0.60%      0.60%          0.60%          0.60%
  Expenses (before
     waiver/reimburse-
     ment)                   0.91%      0.91%      0.75%          0.76%          0.77%
Portfolio turnover rate       193%(d)    252%(d)    118%            95%(d)        151%
Net assets at end of
  period (in 000's)       $79,237    $36,701    $87,535        $74,221        $86,167




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 131%,
     237% and 93% for the years ended October 31, 2009, October 31, 2008 and
     October 31, 2006, respectively.





16    MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                           CLASS A
      -------------------------------------------------



                    YEAR ENDED OCTOBER 31,

      -------------------------------------------------
        2009       2008       2007      2006      2005
      $  9.29    $  9.19    $  9.08    $ 9.06    $ 9.24
      -------    -------    -------    ------    ------
         0.10       0.24 (a)   0.35 (a)  0.30      0.20
         0.51       0.11       0.12      0.02     (0.19)
      -------    -------    -------    ------    ------
         0.61       0.35       0.47      0.32      0.01
      -------    -------    -------    ------    ------

        (0.11)     (0.25)     (0.36)    (0.30)    (0.19)
      -------    -------    -------    ------    ------
      $  9.79    $  9.29    $  9.19    $ 9.08    $ 9.06
      =======    =======    =======    ======    ======
         6.65%      3.87%      5.29%     3.55%     0.09%

         1.14%      2.55%      3.85%     3.33%     2.16%
         0.91%      0.90%      0.90%     0.90%     1.07%
         1.16%      1.32%      1.36%     1.61%     1.36%
          193%(d)    252%(d)    118%       95%(d)   151%
      $54,902    $20,313    $13,740    $4,850    $6,085




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Short Term Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Fund did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.



18    MainStay Short Term Bond Fund

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Fund to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. Repurchase agreements are considered under the 1940 Act to be collateralized loans

                                                   mainstayinvestments.com    19
by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended security lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(J) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day


20    MainStay Short Term Bond Fund
portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $500 million and 0.575% on assets in excess of $500 million.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 0.93% of its average net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. The expense limitation agreement may be modified or terminated only with the approval of the Board of Directors. Under the expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement was set to expire on July 31, 2010. On December 11, 2009, the Board of the Fund approved an extension of the agreement to February 28, 2011.

From April 1, 2008 (February 28, 2008 for Investor Class shares) through July 31, 2009, New York Life Investments had a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses of the appropriate class of shares did not exceed the following percentages of average daily net assets: Investor Class, 1.00%; Class A, 0.90%; and Class I, 0.60%.

For the year ended October 31, 2009, New York Life Investments earned fees from the Fund in the amount of $601,559 and waived its fees in the amount of $273,834.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,969 and $18,352, respectively, for the year ended October 31, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class and Class A of $99 and $8,633, respectively for the year ended October 31, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2009, amounted to $128,615.

(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.


                                                   mainstayinvestments.com    21

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $    1,201     0.0%++
-------------------------------------------------
Class I                         9,560,670    12.1
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $7,603.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                 ACCUMULATED          OTHER         UNREALIZED         TOTAL
  ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION     ACCUMULATED
   INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
$1,491,327         $130,532          $(14,971)      $1,446,821       $3,053,709
-------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation is primarily due to dividends payable and wash sales deferrals.

The Fund utilized $442,432 of capital loss carryforwards during the year ended October 31, 2009.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                     2009         2008
Distributions paid from:
  Ordinary Income              $1,287,903   $2,309,770
------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds, maintained a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and up front payment are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2009, purchases and sales of U.S. Government securities were $186,587 and $148,486, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $60,753 and $32,875, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      191,699   $  1,849,784
Shares issued to
  shareholders in
  reinvestment of dividends        2,868         27,668
Shares redeemed                  (90,976)      (880,922)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     103,591        996,530
Shares converted into
  Investor Class (See Note
  1)                              13,627        132,513
Shares converted from
  Investor Class (See Note
  1)                             (36,461)      (353,143)
                              -------------------------
Net increase                      80,757   $    775,900
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                      171,532   $  1,605,173
Shares issued to
  shareholders in
  reinvestment of dividends        2,340         21,835
Shares redeemed                  (58,798)      (549,880)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     115,074      1,077,128
Shares converted into
  Investor Class (See Note
  1)                             144,439      1,363,845
Shares converted from
  Investor Class (See Note
  1)                             (16,242)      (151,659)
                              -------------------------
Net increase                     243,271   $  2,289,314
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.




22    MainStay Short Term Bond Fund

 CLASS A                          SHARES         AMOUNT

Year ended October 31, 2009:
Shares sold                    7,277,076   $ 70,145,404
Shares issued to
  shareholders in
  reinvestment of dividends       30,096        290,570
Shares redeemed               (3,906,363)   (37,798,438)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,400,809     32,637,536
Shares converted into Class
  A
  (See Note 1)                    36,567        353,143
Shares converted from Class
  A
  (See Note 1)                   (13,663)      (132,513)
                              -------------------------
Net increase                   3,423,713   $ 32,858,166
                              =========================
Year ended October 31, 2008:
Shares sold                    2,766,135   $ 25,873,082
Shares issued to
  shareholders in
  reinvestment of dividends       27,027        252,072
Shares redeemed               (1,972,527)   (18,396,194)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     820,635      7,728,960
Shares converted into Class
  A (See Note 1)                  16,294        151,659
Shares converted from Class
  A (See Note 1)                (144,872)    (1,363,845)
                              -------------------------
Net increase                     692,057   $  6,516,774
                              =========================

 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    6,997,108   $ 67,764,834
Shares issued to
  shareholders in
  reinvestment of dividends       74,351        718,030
Shares redeemed               (2,924,348)   (28,123,869)
                              -------------------------
Net increase                   4,147,111   $ 40,358,995
                              =========================
Year ended October 31, 2008:
Shares sold                    2,726,879   $ 25,466,059
Shares issued to
  shareholders in
  reinvestment of dividends      133,536      1,245,361
Shares redeemed               (8,430,147)   (79,191,301)
                              -------------------------
Net decrease                  (5,569,732)  $(52,479,881)
                              =========================




NOTE 9 --OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34 (b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the Company.

On October 1, 2009, on the Board of Directors (the Company), approved the reorganization of the Fund into a corresponding "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for
(1) the acquisition of all of the assets of the Fund by a corresponding series ("New Fund") of the MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the corresponding New Fund and (2) the subsequent liquidation of the Fund ("Reorganization"). After considering all relevant facts, the Board of Directors determined that the Reorganization is in the best interests of the Fund's shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

Closing of the Reorganization is expected to occur on or about February 26, 2010. The Reorganization is not subject to shareholder approval under applicable law. Upon closing, shareholders of the Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders' ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Fund's investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.


                                                   mainstayinvestments.com    23

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement disclosure or adjustment have been identified.



24    MainStay Short Term Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Short Term Bond Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Short Term Bond Fund of Eclipse Funds Inc. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009


                                                   mainstayinvestments.com    25

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay Short Term Bond Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund;
(iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of


26    MainStay Short Term Bond Fund
exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund,and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board

                                                   mainstayinvestments.com    27
noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MacKay Shields may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most


28    MainStay Short Term Bond Fund
significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

The Board noted that, while New York Life Investments believes these efforts have mitigated the impact that small accounts have had on share class expenses, the recent economic crisis and resulting declines in assets under management had further exacerbated the impact that small accounts have on the expense ratios of certain share classes. This, in turn, had led to a significant increase in the amount of share class expenses that New York Life Investments subsidized under historical contractual expense limitation arrangements. New York Life Investments advised the Board that the amount of subsidization of the MainStay Group of Funds' expenses under these expense limitation arrangements was unsustainable. New York Life Investments accordingly asked the Board to modify the expense limitation arrangements on the Fund's share classes to decrease the amount of New York Life Investments' subsidization of class expenses. In reviewing New York Life Investments' proposal, the Board noted that, if the Board were to approve the proposal, the effect would mean New York Life Investments would continue to subsidize the MainStay Group of Funds' expenses at approximately the same level (in real dollars) as under the historical contractual expense limitation arrangements prior to the recent economic crisis. The Board further considered the reasonableness of the Fund's expenses as compared to peer funds under the proposal.

After considering all of the factors outlined above--including the reasonableness of the Fund's management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposal to modify the expense limitations on the Fund's share classes in order to reduce the amount of class expenses subsidized by New York Life Investments. The Board acknowledged that New York Life Investments may recoup amounts waived or reimbursed under contractual expense limitations if such action does not cause a share class to exceed an expense limitation, and the recoupment is made during the term of the agreement. The Board further acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes without the right to recoup such expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    29

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2009, should be multiplied by 100.0% to arrive at the amount eligible for qualified interest income.

In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



30    MainStay Short Term Bond Fund

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    31

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






32    MainStay Short Term Bond Fund

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    33

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






34    MainStay Short Term Bond Fund

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    35

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175
NYLIM-AO17134         (RECYCLE LOGO)            MS283-09           MSSB11-12/09
                                                                          B5

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY 130/30 CORE FUND

                 MAINSTAY 130/30 GROWTH FUND

                 MAINSTAY 130/30 HIGH YIELD FUND

                 MAINSTAY 130/30 INTERNATIONAL FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT

The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY 130/30 CORE FUND

                 MAINSTAY 130/30 GROWTH FUND

                 MAINSTAY 130/30 HIGH YIELD FUND

                 MAINSTAY 130/30 INTERNATIONAL FUND



                 MainStay Funds

                 Annual Report



                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
--------------------------------------------

MAINSTAY 130/30 CORE FUND                  5
--------------------------------------------

MAINSTAY 130/30 GROWTH FUND               25
--------------------------------------------

MAINSTAY 130/30 HIGH YIELD FUND           41
--------------------------------------------

MAINSTAY 130/30 INTERNATIONAL FUND        64
--------------------------------------------

NOTES TO FINANCIAL STATEMENTS             88
--------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                          105
--------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENTS AND NEW
SUBADVISORY AGREEMENTS                   106
--------------------------------------------

FEDERAL INCOME TAX INFORMATION           110
--------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES
AND PROXY VOTING RECORD                  110
--------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                     110
--------------------------------------------

BOARD MEMBERS AND OFFICERS               111

MAINSTAY 130/30 CORE FUND
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                     SINCE
AVERAGE ANNUAL              ONE    INCEPTION
TOTAL RETURNS              YEAR    (6/29/07)
--------------------------------------------
With sales charges         0.63%     -19.27%
Excluding sales charges    6.49      -17.30




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30    RUSSELL 1000(R)
                                    CORE FUND            INDEX
                                 ---------------    ---------------
6/30/07                                9450              10000
10/31/07                               9110              10376
10/31/08                               5688               6558
10/31/09                               6057               7292





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                     SINCE
AVERAGE ANNUAL              ONE    INCEPTION
TOTAL RETURNS              YEAR    (6/29/07)
--------------------------------------------
With sales charges         0.90%     -19.18%
Excluding sales charges    6.77      -17.20




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30    RUSSELL 1000(R)
                                    CORE FUND            INDEX
                                 ---------------    ---------------
6/30/07                               23625              25000
10/31/07                              22775              25940
10/31/08                              14219              16394
10/31/09                              15182              18230





CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                     SINCE
AVERAGE ANNUAL              ONE    INCEPTION
TOTAL RETURNS              YEAR    (6/29/07)
--------------------------------------------
With sales charges         4.88%     -17.90%
Excluding sales charges    5.88      -17.90




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30    RUSSELL 1000(R)
                                    CORE FUND            INDEX
                                 ---------------    ---------------
6/30/07                               10000              10000
10/31/07                               9620              10376
10/31/08                               5950               6558
10/31/09                               6300               7292




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                            SINCE
AVERAGE ANNUAL     ONE    INCEPTION
TOTAL RETURNS     YEAR    (6/29/07)
-----------------------------------
                  7.05%     -17.02%





(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30    RUSSELL 1000(R)
                                    CORE FUND            INDEX
                                 ---------------    ---------------
6/30/07                               10000              10000
10/31/07                               9650              10376
10/31/08                               6033               6558
10/31/09                               6459               7292





 BENCHMARK PERFORMANCE                                  ONE       SINCE
                                                        YEAR    INCEPTION
-------------------------------------------------------------------------------
Russell 1000(R) Index(3)                               11.20%     -12.66%
Average Lipper extended U.S. large-cap core fund(4)     7.44      -16.20



 management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on July 31, 2010. Additionally, effective August 1, 2009, the Fund has a voluntary agreement in place for certain share classes. These voluntary waivers or reimbursements may be discontinued at any time.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper extended U.S. large-cap core fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay 130/30 Core Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 CORE FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,167.90        $12.24         $1,013.90         $11.37
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,169.70        $11.27         $1,014.80         $10.46
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,164.50        $16.42         $1,010.00         $15.25
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,171.20        $10.34         $1,015.70         $ 9.60
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.24% for Investor Class, 2.06% for Class A, 3.01% for Class C and 1.89% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Oil, Gas & Consumable Fuels           10.7%
Computers & Peripherals                7.6
Insurance                              5.7
Software                               5.7
Specialty Retail                       5.3
Pharmaceuticals                        5.2
Media                                  5.1
Health Care Providers & Services       5.0
Capital Markets                        4.9
Chemicals                              4.0
Diversified Financial Services         3.9
Energy Equipment & Services            3.8
Diversified Telecommunication
  Services                             3.3
Internet Software & Services           3.3
Communications Equipment               3.1
Household Durables                     3.1
IT Services                            3.0
Electronic Equipment & Instruments     2.7
Semiconductors & Semiconductor
  Equipment                            2.6
Machinery                              2.5
Metals & Mining                        2.5
Commercial Banks                       2.4
Food Products                          2.0
Food & Staples Retailing               1.9
Household Products                     1.9
Aerospace & Defense                    1.8
Electrical Equipment                   1.8
Health Care Equipment & Supplies       1.7
Tobacco                                1.7
Beverages                              1.5
Biotechnology                          1.5
Industrial Conglomerates               1.5
Air Freight & Logistics                1.3
Exchange Traded Fund                   1.3
Multiline Retail                       1.3
Commercial Services & Supplies         1.1
Electric Utilities                     1.1
Wireless Telecommunication Services    1.0
Hotels, Restaurants & Leisure          0.9
Independent Power Producers &
  Energy Traders                       0.9
Auto Components                        0.8
Real Estate Investment Trusts          0.8
Consumer Finance                       0.7
Diversified Consumer Services          0.7
Trading Companies & Distributors       0.7
Paper & Forest Products                0.6
Personal Products                      0.6
Construction & Engineering             0.5
Professional Services                  0.5
Textiles, Apparel & Luxury Goods       0.4
Gas Utilities                          0.3
Airlines                               0.2
Life Sciences Tools & Services         0.2
Building Products                      0.1
Road & Rail                            0.1
Containers & Packaging                 0.0++
Leisure Equipment & Products           0.0++
Multi-Utilities                        0.0++
Thrifts & Mortgage Finance             0.0++
Short-Term Investment                  1.3
Other Liabilities in Excess of Cash
  and Other Assets                    -0.9
Investments Sold Short               -29.2
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  Apple, Inc.
    4.  International Business Machines Corp.
    5.  JPMorgan Chase & Co.
    6.  AT&T, Inc.
    7.  Procter & Gamble Co. (The)
    8.  Pfizer, Inc.
    9.  Google, Inc. Class A
   10.  Hewlett-Packard Co.




TOP FIVE SHORT POSITIONS AS OF  OCTOBER 31, 2009


    1.  Sunoco, Inc.
    2.  New York Times Co. (The) Class A
    3.  Royal Gold, Inc.
    4.  Pepco Holdings, Inc.
    5.  Spirit Aerosystems Holdings, Inc. Class A






8    MainStay 130/30 Core Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY J. FRAM, CFA, AND MONA PATNI OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY 130/30 CORE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay 130/30 Core Fund returned 6.49% for Investor Class shares, 6.77% for Class A shares and 5.88% for Class C shares for the 12 months ended October 31, 2009. Over the same period, Class I shares returned 7.05%. All share classes underperformed the 7.44% return of the average Lipper(1) extended U.S. large-cap core fund and the 11.20% return of the Russell 1000(R) Index(2) for the 12 months ended October 31, 2009. The Russell 1000(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

For the 12 months ended October 31, 2009, the Fund underperformed the Russell 1000(R) Index because of the Fund's positioning when the market rallied in March 2009. Fueled by the hope of an economic revival, the rally brought strong advances to stocks whose earnings had suffered the most from the recession. At the time, however, the Fund was underweight relative to its benchmark in those stocks.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

During the reporting period, the Fund's top-contributing sectors relative to the Russell 1000(R) Index were information technology, utilities and telecommunication services. The Fund's overweight position in information technology proved beneficial when many stocks in the sector reported stronger-than-expected sales and earnings. Examples include computer and peripheral device manufacturer Apple and hard drive manufacturer Western Digital. In the utilities sector, a number of underweight stocks performed poorly as the market rallied, adding to the Fund's relative performance.

The sectors that detracted the most from the Fund's performance relative to the Russell 1000(R) Index were financials, consumer discretionary and energy. In all three cases, many of the Fund's underweight long positions and short positions underperformed the Index as the market rallied. Going into March 2009, the Fund maintained a "safety-first" orientation, as our model responded to concerns about a deep recession by recommending stocks with positive and consistent earnings. As conditions appeared to stabilize, however, investors became less risk averse.

Within financials, companies that we believed had avoided risky assets associated with the credit crisis (the type of stocks owned by the Fund) underperformed, while those we believed to have had riskier balance sheets, such as Genworth Financial and Hartford Financial Services, rallied strongly. Within consumer discretionary, stocks such as Las Vegas Sands and Goodyear Tire & Rubber--both underweight positions in the Fund--rallied strongly. Despite an overweight position in the energy sector and rising oil prices during the second half of the reporting period, certain overweight stocks in the Fund, such as ExxonMobil and Tesoro, underperformed.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE FUND'S STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

In absolute terms, the stocks that made the greatest positive contributions to the Fund's performance were information technology companies Microsoft and Apple and truck manufacturer Oshkosh Corp. During the reporting period, all three stocks were

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any changes in the Fund's net asset value greater than they would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund may invest in derivatives such as credit default swaps, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Investments in real estate investment trusts carry many of the risks associated with direct ownership of real estate, including extended vacancies, declining property values, increasing property taxes and changing interest rates.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Index.

                                                    mainstayinvestments.com    9
overweight positions in the Fund relative to the Russell 1000(R) Index. Microsoft benefited from strength in technology spending and from positive reviews of its new operating system. Apple continued to lead the market with sales of the iPhone and market share growth in the Macintosh personal computer. Oshkosh benefited from winning a number of military contracts.

On the other hand, paper and packaging producer Temple-Inland, reinsurance company XL Capital and commercial bank Wells Fargo all detracted from the Fund's performance. Temple-Inland and XL Capital were short positions for most of the year. Wells Fargo, a long position, lost much of its value as most financial stocks declined during the reporting period.


DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, the Fund purchased stocks such as Apple, Bank of America and tobacco company Philip Morris International. Apple has been increasing its market share. Bank of America is becoming profitable again, and we believe it should emerge from the banking crisis as a winner. Philip Morris, aside from being extremely profitable, benefited from a weaker U.S. dollar.

During the reporting period, the Fund sold its positions in oil, gas & consumable fuels company ExxonMobil and pharmaceutical company Merck. We sold ExxonMobil because we favored energy companies that were more sensitive to the price of oil. We eliminated the Fund's position in Merck as the market outlook improved and our strategy became less conservative.

HOW DID THE FUND'S WEIGHTINGS RELATIVE TO THE RUSSELL 1000(R) INDEX CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's exposure to the materials and energy sectors, as the Fund moved from a conservative to a slightly aggressive positioning. During this shift, the Fund reduced its weighting in health care, which is typically considered a defensive sector. However, the Fund remains overweight in health care services, such as health maintenance organizations (HMOs), which have become extremely undervalued amid the uncertainty surrounding health care reform.

Relative to the Russell 1000(R) Index, the Fund reduced its exposure to financials from neutral to underweight. In our opinion, many financials stocks, including real estate investment trusts (REITs), have become expensive relative to their earnings prospects. Financials currently makes up the largest sector in terms of the Fund's short positions.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2009?

As of October 31, 2009, the most substantially over-weight sectors in the Fund relative to the Russell 1000(R) Index were information technology and consumer discretionary. Many stocks within those sectors have been generating large amounts of cash from operations and appear to be undervalued. In addition, many information technology companies generate a large percentage of their sales overseas and are positioned to benefit from a weak U.S. dollar and strength in foreign and emerging markets.

On the same date, the Fund's most substantially underweight sectors relative to the Russell 1000(R) Index were financials and utilities. Many financial companies, including REITs, continue to report earnings that reflect negative effects from the credit crisis. Utilities are widely viewed as defensive stocks that are held to protect against a market pullback. In our opinion, however, many utility stocks have reached valuations that are not supported by the companies' earnings growth prospects.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay 130/30 Core Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2009



                                        SHARES           VALUE
COMMON STOCKS 127.5%+
--------------------------------------------------------------

AEROSPACE & DEFENSE 1.8%
Alliant Techsystems, Inc. (a)            1,493   $     116,126
Honeywell International, Inc.
  (b)                                    2,214          79,460
L-3 Communications Holdings,
  Inc. (b)                               9,025         652,417
Lockheed Martin Corp. (b)               18,054       1,241,935
Northrop Grumman Corp. (b)              25,269       1,266,735
Precision Castparts Corp. (b)            1,084         103,555
United Technologies Corp.                   27           1,659
                                                 -------------
                                                     3,461,887
                                                 -------------

AIR FREIGHT & LOGISTICS 1.3%
FedEx Corp. (b)                          7,125         517,916
United Parcel Service, Inc.
  Class B (b)                           28,425       1,525,854
UTI Worldwide, Inc.                     34,122         425,502
                                                 -------------
                                                     2,469,272
                                                 -------------

AIRLINES 0.2%
Copa Holdings S.A. Class A
  (b)                                    7,583         320,230
                                                 -------------


AUTO COMPONENTS 0.8%
TRW Automotive Holdings Corp.
  (a)                                   48,969         766,365
WABCO Holdings, Inc. (b)                27,505         652,418
                                                 -------------
                                                     1,418,783
                                                 -------------

BEVERAGES 1.5%
Coca-Cola Co. (The) (b)                 24,677       1,315,531
Coca-Cola Enterprises, Inc.
  (b)                                   37,294         711,197
Pepsi Bottling Group, Inc.
  (The)                                    562          21,041
PepsiCo, Inc. (b)                       12,895         780,792
                                                 -------------
                                                     2,828,561
                                                 -------------

BIOTECHNOLOGY 1.5%
Amgen, Inc. (a)(b)                      34,309       1,843,422
Biogen Idec, Inc. (a)(b)                24,291       1,023,380
                                                 -------------
                                                     2,866,802
                                                 -------------

BUILDING PRODUCTS 0.1%
Armstrong World Industries,
  Inc. (a)(b)                            3,450         128,512
                                                 -------------


CAPITAL MARKETS 4.9%
Bank of New York Mellon Corp.
  (The) (b)                             48,259       1,286,585
BlackRock, Inc.(b)                       5,003       1,083,099
Charles Schwab Corp. (The)
  (b)                                   69,130       1,198,714
Goldman Sachs Group, Inc.
  (The) (b)                              3,797         646,135
Investment Technology Group,
  Inc. (a)(b)                           38,294         826,002
Morgan Stanley (b)                       3,467         111,360
Northern Trust Corp. (b)                20,470       1,028,618
Raymond James Financial, Inc.
  (b)                                   44,604       1,053,100
State Street Corp. (b)                  27,358       1,148,489
TD Ameritrade Holding Corp.
  (a)(b)                                48,072         927,790
                                                 -------------
                                                     9,309,892
                                                 -------------

CHEMICALS 4.0%
Ashland, Inc. (b)                       22,939         792,313
Cabot Corp. (b)                         48,605       1,065,908
CF Industries Holdings, Inc.            10,640         885,780
Dow Chemical Co. (The) (b)              27,773         652,110
Eastman Chemical Co. (b)                19,912       1,045,579
Huntsman Corp. (b)                     125,937       1,001,199
Lubrizol Corp. (The)                     3,815         253,926
Nalco Holding Co.                       35,805         757,276
RPM International, Inc.                 29,050         511,861
Terra Industries, Inc. (b)              22,638         719,209
                                                 -------------
                                                     7,685,161
                                                 -------------

COMMERCIAL BANKS 2.4%
Associated Banc-Corp.                      962          12,323
BancorpSouth, Inc.                         363           8,197
Bank of Hawaii Corp.                     2,133          94,705
BB&T Corp. (b)                           9,830         235,035
BOK Financial Corp.                        177           7,606
CapitalSource, Inc. (b)                224,195         798,134
City National Corp.                        102           3,842
Comerica, Inc.                             321           8,908
First Citizens BancShares,
  Inc. Class A                              54           8,046
M&T Bank Corp.                             811          50,971
PNC Financial Services Group,
  Inc. (b)                              11,777         576,367
Regions Financial Corp. (b)              1,861           9,007
U.S. Bancorp                            11,213         260,366
Wells Fargo & Co. (b)                   91,966       2,530,904
                                                 -------------
                                                     4,604,411
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES 1.1%
Brink's Co. (The) (b)                   33,865         803,616
R.R. Donnelley & Sons Co. (b)           50,437       1,012,775
Waste Management, Inc. (b)               9,918         296,350
                                                 -------------
                                                     2,112,741
                                                 -------------

COMMUNICATIONS EQUIPMENT 3.1%
Cisco Systems, Inc. (a)(b)             128,791       2,942,874
CommScope, Inc. (a)                      9,394         253,826
EchoStar Corp. (a)(b)                   12,759         231,704
JDS Uniphase Corp. (a)(b)               77,590         433,728
QUALCOMM, Inc. (b)                      48,463       2,006,853
                                                 -------------
                                                     5,868,985
                                                 -------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMPUTERS & PERIPHERALS 7.6%
V  Apple, Inc. (a)(b)                   21,882   $   4,124,757
Dell, Inc. (a)                           3,160          45,788
EMC Corp. (a)(b)                        96,388       1,587,510
V  Hewlett-Packard Co. (b)              65,377       3,102,792
V  International Business
  Machines Corp. (b)                    32,350       3,901,734
NetApp, Inc. (a)(b)                     17,822         482,085
QLogic Corp. (a)(b)                      5,592          98,084
Sun Microsystems, Inc. (a)(b)            3,543          28,982
Western Digital Corp. (a)               32,059       1,079,747
                                                 -------------
                                                    14,451,479
                                                 -------------

CONSTRUCTION & ENGINEERING 0.5%
Jacobs Engineering Group,
  Inc. (a)                               1,765          74,642
Shaw Group, Inc. (The) (a)(b)           31,858         817,476
                                                 -------------
                                                       892,118
                                                 -------------

CONSUMER FINANCE 0.7%
American Express Co.                     6,026         209,946
Discover Financial Services             73,920       1,045,229
                                                 -------------
                                                     1,255,175
                                                 -------------

CONTAINERS & PACKAGING 0.0%++
Crown Holdings, Inc. (a)                   557          14,844
                                                 -------------


DIVERSIFIED CONSUMER SERVICES 0.7%
Apollo Group, Inc. Class A
  (a)                                    1,328          75,829
Brinks Home Security
  Holdings, Inc. (a)(b)                 14,670         454,476
H&R Block, Inc. (b)                     45,211         829,170
                                                 -------------
                                                     1,359,475
                                                 -------------


DIVERSIFIED FINANCIAL SERVICES 3.9%
Bank of America Corp. (b)              199,349       2,906,508
Citigroup, Inc.                         43,473         177,805
V  JPMorgan Chase & Co. (b)             92,028       3,844,009
MSCI, Inc. Class A (a)                  16,740         513,063
                                                 -------------
                                                     7,441,385
                                                 -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.3%
V  AT&T, Inc. (b)                      145,213       3,727,618
Verizon Communications, Inc.
  (b)                                   83,491       2,470,498
                                                 -------------
                                                     6,198,116
                                                 -------------

ELECTRIC UTILITIES 1.1%
Entergy Corp. (b)                        7,709         591,435
Exelon Corp. (b)                        30,693       1,441,343
                                                 -------------
                                                     2,032,778
                                                 -------------

ELECTRICAL EQUIPMENT 1.8%
Cooper Industries PLC Class A            8,219         317,993
Emerson Electric Co. (b)                35,445       1,338,049
General Cable Corp. (a)                 15,919         495,718
Hubbel, Inc. Class B (b)                24,650       1,048,364
Thomas & Betts Corp. (a)                 6,944         237,554
                                                 -------------
                                                     3,437,678
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 2.7%
Arrow Electronics, Inc.
  (a)(b)                                37,950         961,653
Avnet, Inc. (a)(b)                      40,102         993,728
Ingram Micro, Inc. Class A
  (a)(b)                                57,331       1,011,892
Jabil Circuit, Inc.                     31,882         426,581
Molex, Inc. (b)                         19,097         356,541
Tech Data Corp. (a)(b)                  24,519         942,265
Vishay Intertechnology, Inc.
  (a)                                   74,812         466,079
                                                 -------------
                                                     5,158,739
                                                 -------------

ENERGY EQUIPMENT & SERVICES 3.8%
Diamond Offshore Drilling,
  Inc.                                   2,836         270,129
ENSCO International, Inc.               25,817       1,182,160
Helix Energy Solutions Group,
  Inc. (a)                              43,235         593,617
Helmerich & Payne, Inc.                    772          29,351
Nabors Industries, Ltd.
  (a)(b)                                43,164         899,106
National Oilwell Varco, Inc.
  (a)(b)                                15,432         632,558
Oil States International,
  Inc. (a)(b)                           21,744         748,863
Patterson-UTI Energy, Inc.
  (b)                                   66,097       1,029,791
Rowan Cos., Inc.                        16,503         383,695
Schlumberger, Ltd. (b)                   5,973         371,521
Seahawk Drilling, Inc. (a)              11,486         310,122
Tidewater, Inc. (b)                        938          39,087
Unit Corp. (a)(b)                       17,517         684,564
                                                 -------------
                                                     7,174,564
                                                 -------------

FOOD & STAPLES RETAILING 1.9%
CVS Caremark Corp.                         650          22,945
Sysco Corp. (b)                         14,545         384,715
Wal-Mart Stores, Inc. (b)               57,971       2,879,999
Walgreen Co.                            10,921         413,142
                                                 -------------
                                                     3,700,801
                                                 -------------

FOOD PRODUCTS 2.0%
Archer-Daniels-Midland Co.
  (b)                                   38,623       1,163,325
Bunge, Ltd. (b)                          5,573         317,995
Dean Foods Co. (a)(b)                   33,382         608,554
Kraft Foods, Inc. Class A (b)           29,782         819,601
Tyson Foods, Inc. Class A (b)           65,058         814,526
                                                 -------------
                                                     3,724,001
                                                 -------------

GAS UTILITIES 0.3%
UGI Corp.(b)                            25,977         620,331
                                                 -------------


HEALTH CARE EQUIPMENT & SUPPLIES 1.7%
CareFusion Corp. (a)                     4,703         105,206
Hill-Rom Holdings, Inc. (b)             30,911         605,547




12    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Kinetic Concepts, Inc. (a)(b)           29,060   $     964,501
Medtronic, Inc. (b)                     45,314       1,617,710
                                                 -------------
                                                     3,292,964
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES 5.0%
Aetna, Inc.                             19,534         508,470
AmerisourceBergen Corp. (b)             54,692       1,211,428
CIGNA Corp. (b)                         11,454         318,879
Community Health Systems,
  Inc. (a)(b)                            6,277         196,345
Coventry Health Care, Inc.
  (a)(b)                                47,781         947,497
Humana, Inc. (a)(b)                     14,924         560,844
Lincare Holdings, Inc. (a)(b)           34,478       1,082,954
McKesson Corp. (b)                      16,177         950,075
Medco Health Solutions, Inc.
  (a)(b)                                26,248       1,473,038
UnitedHealth Group, Inc. (b)            51,282       1,330,768
WellPoint, Inc. (a)(b)                  20,725         969,101
                                                 -------------
                                                     9,549,399
                                                 -------------

HOTELS, RESTAURANTS & LEISURE 0.9%
Brinker International, Inc.             15,891         200,862
Darden Restaurants, Inc.                13,872         420,460
International Speedway Corp.
  Class A                                3,802          96,989
McDonald's Corp. (b)                     3,984         233,502
MGM MIRAGE (a)                          22,056         204,459
Panera Bread Co. Class A
  (a)(b)                                 6,231         373,735
Starbucks Corp. (a)                        328           6,226
WMS Industries, Inc. (a)                 5,818         232,604
                                                 -------------
                                                     1,768,837
                                                 -------------

HOUSEHOLD DURABLES 3.1%
D.R. Horton, Inc. (b)                   82,900         908,584
Fortune Brands, Inc. (b)                 7,685         299,331
Garmin, Ltd. (b)                        28,657         867,161
Harman International
  Industries, Inc. (b)                  18,785         706,504
KB Home (b)                              1,717          24,347
Leggett & Platt, Inc. (b)               54,755       1,058,414
Lennar Corp. Class A                     4,678          58,943
M.D.C. Holdings, Inc. (b)               26,767         873,139
Mohawk Industries, Inc. (a)              8,501         364,098
NVR, Inc. (a)                              247         163,581
Pulte Homes, Inc. (b)                   57,725         520,102
                                                 -------------
                                                     5,844,204
                                                 -------------

HOUSEHOLD PRODUCTS 1.9%
Kimberly-Clark Corp. (b)                 2,702         165,254
V  Procter & Gamble Co. (The)
  (b)                                   60,224       3,492,992
                                                 -------------
                                                     3,658,246
                                                 -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.9%
Calpine Corp. (a)(b)                    53,393         600,137
Mirant Corp. (a)(b)                     45,135         630,987
NRG Energy, Inc. (a)                        49           1,127
RRI Energy, Inc. (a)(b)                104,803         552,312
                                                 -------------
                                                     1,784,563
                                                 -------------

INDUSTRIAL CONGLOMERATES 1.5%
Carlisle Cos., Inc. (b)                 30,439         944,827
General Electric Co. (b)               132,397       1,887,981
                                                 -------------
                                                     2,832,808
                                                 -------------

INSURANCE 5.7%
Aflac, Inc. (b)                         32,233       1,337,347
Allied World Assurance
  Holdings, Ltd./Bermuda                 7,886         352,977
American Financial Group,
  Inc. (b)                              39,075         961,245
Aon Corp.                                6,732         259,249
Axis Capital Holdings, Ltd.             25,086         724,735
Chubb Corp. (The) (b)                   25,994       1,261,229
Endurance Specialty Holdings,
  Ltd. (b)                              20,348         732,325
HCC Insurance Holdings, Inc.
  (b)                                   33,214         876,517
MetLife, Inc. (b)                        4,431         150,787
PartnerRe, Ltd. (b)                      8,678         663,693
Principal Financial Group,
  Inc.                                     334           8,363
StanCorp Financial Group,
  Inc.                                   5,698         209,174
Torchmark Corp. (b)                     17,266         701,000
Travelers Cos., Inc. (The)
  (b)                                   30,777       1,532,387
Unum Group                              12,422         247,819
Validus Holdings, Ltd. (b)              34,109         862,958
                                                 -------------
                                                    10,881,805
                                                 -------------

INTERNET SOFTWARE & SERVICES 3.3%
eBay, Inc. (a)(b)                       62,711       1,396,574
V  Google, Inc. Class A
  (a)(b)                                 6,062       3,249,959
IAC/InterActiveCorp (a)(b)              24,467         463,405
Sohu.com, Inc. (a)(b)                    9,890         549,884
VeriSign, Inc. (a)(b)                   24,529         559,507
                                                 -------------
                                                     6,219,329
                                                 -------------

IT SERVICES 3.0%
Accenture PLC Class A (b)               10,604         393,196
Amdocs, Ltd. (a)                        17,205         433,566
Broadridge Financial
  Solutions LLC (b)                     49,146       1,022,728
Computer Sciences Corp.
  (a)(b)                                21,335       1,081,898
Convergys Corp. (a)                     13,135         142,515
DST Systems, Inc. (a)                    2,005          83,629
Global Payments, Inc. (b)               19,358         952,994
Hewitt Associates, Inc. Class
  A (a)(b)                              20,948         744,073
NeuStar, Inc. Class A (a)(b)            30,953         715,014
Western Union Co. (The) (b)             12,436         225,962
                                                 -------------
                                                     5,795,575
                                                 -------------

LEISURE EQUIPMENT & PRODUCTS 0.0%++
Hasbro, Inc.                               969          26,425
                                                 -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
LIFE SCIENCES TOOLS & SERVICES 0.2%
Charles River Laboratories
  International, Inc. (a)                1,731   $      63,216
Pharmaceutical Product
  Development, Inc. (b)                 14,395         310,212
                                                 -------------
                                                       373,428
                                                 -------------

MACHINERY 2.5%
Dover Corp. (b)                         28,540       1,075,387
Harsco Corp. (b)                        10,496         330,519
Lincoln Electric Holdings,
  Inc.                                   2,753         130,602
Navistar International Corp.
  (a)(b)                                23,561         780,812
Oshkosh Corp. (b)                       29,090         909,353
Timken Co. (The) (b)                    27,656         609,262
Toro Co. (The) (b)                      23,646         875,375
                                                 -------------
                                                     4,711,310
                                                 -------------

MEDIA 5.1%
Comcast Corp. Class A (b)              113,888       1,651,376
CTC Media, Inc. (a)(b)                  61,303         985,752
DIRECTV Group, Inc. (The) (a)           43,791       1,151,703
Discovery Communications,
  Inc. Class C (a)                       1,822          43,765
Interpublic Group of Cos.,
  Inc. (The) (a)(b)                     35,249         212,199
Marvel Entertainment, Inc.
  (a)(b)                                 1,161          58,015
McGraw-Hill Cos., Inc. (The)            15,754         453,400
Omnicom Group, Inc. (b)                 30,379       1,041,392
Scripps Networks Interactive
  Class A                                3,379         127,591
Time Warner Cable, Inc. (b)             23,919         943,365
Time Warner, Inc. (b)                   44,721       1,346,997
Viacom, Inc. Class B (a)(b)             35,738         986,011
Walt Disney Co. (The)                      115           3,148
Warner Music Group Corp.
  (a)(b)                               129,094         743,582
Washington Post Co. Class B                 10           4,320
                                                 -------------
                                                     9,752,616
                                                 -------------

METALS & MINING 2.5%
Allegheny Technologies, Inc.             3,022          93,259
Cliffs Natural Resources,
  Inc. (b)                              17,795         632,968
Commercial Metals Co. (b)               53,587         795,231
Nucor Corp. (b)                         10,357         412,726
Reliance Steel & Aluminum Co.
  (b)                                   25,229         920,354
Schnitzer Steel Industries,
  Inc. Class A (b)                      17,298         747,966
Steel Dynamics, Inc. (b)                36,677         491,105
Walter Industries, Inc.                 12,046         704,691
                                                 -------------
                                                     4,798,300
                                                 -------------

MULTI-UTILITIES 0.0%++
MDU Resources Group, Inc.                1,281          26,581
Public Service Enterprise
  Group, Inc. (b)                        1,426          42,495
                                                 -------------
                                                        69,076
                                                 -------------

MULTILINE RETAIL 1.3%
Big Lots, Inc. (a)                       4,787         119,914
Family Dollar Stores, Inc.               4,050         114,615
J.C. Penney Co., Inc. (b)               29,987         993,469
Macy's, Inc.                             4,146          72,845
Nordstrom, Inc. (b)                     21,368         679,075
Sears Holdings Corp. (a)(b)              7,196         488,321
Target Corp.                             1,832          88,724
                                                 -------------
                                                     2,556,963
                                                 -------------

OIL, GAS & CONSUMABLE FUELS 10.7%
Alpha Natural Resources, Inc.
  (a)                                   29,966       1,017,945
Anadarko Petroleum Corp.                 3,426         208,746
Apache Corp. (b)                        12,177       1,146,099
Chesapeake Energy Corp. (b)              6,986         171,157
Chevron Corp. (b)                       25,537       1,954,602
Cimarex Energy Co. (b)                   3,035         118,851
Comstock Resources, Inc.
  (a)(b)                                   510          20,956
ConocoPhillips (b)                      34,882       1,750,379
Devon Energy Corp.                      14,217         919,982
Encore Acquisition Co. (a)              14,226         527,358
EOG Resources, Inc. (b)                  8,671         708,074
V  ExxonMobil Corp. (b)                 86,381       6,190,926
Frontier Oil Corp. (b)                   1,857          25,738
Hess Corp.                               4,981         272,660
Marathon Oil Corp. (b)                  42,408       1,355,784
Murphy Oil Corp. (b)                    14,215         869,105
Newfield Exploration Co. (a)            15,608         640,240
Occidental Petroleum Corp.
  (b)                                    8,343         633,067
Overseas Shipholding Group,
  Inc.                                   3,094         121,439
Teekay Corp. (b)                         6,673         138,465
Tesoro Corp. (b)                        10,224         144,567
Williams Cos., Inc.                      1,650          31,102
XTO Energy, Inc. (b)                    33,771       1,403,523
                                                 -------------
                                                    20,370,765
                                                 -------------

PAPER & FOREST PRODUCTS 0.6%
International Paper Co. (b)             48,631       1,084,958
                                                 -------------


PERSONAL PRODUCTS 0.6%
Estee Lauder Cos., Inc. (The)
  Class A                                2,222          94,435
Herbalife, Ltd. (b)                     29,717         999,977
                                                 -------------
                                                     1,094,412
                                                 -------------

PHARMACEUTICALS 5.2%
Abbott Laboratories (b)                 17,189         869,248
Bristol-Myers Squibb Co.                 8,511         185,540
Endo Pharmaceuticals
  Holdings, Inc. (a)(b)                 33,318         746,323
Forest Laboratories, Inc.
  (a)(b)                                39,183       1,084,194
Johnson & Johnson (b)                   38,575       2,277,854
King Pharmaceuticals, Inc.
  (a)(b)                                33,455         338,899
Merck & Co., Inc. (b)                    9,007         278,586




14    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS (CONTINUED)
V  Pfizer, Inc. (b)                    204,258   $   3,478,514
Valeant Pharmaceuticals
  International (a)(b)                  22,026         647,564
                                                 -------------
                                                     9,906,722
                                                 -------------

PROFESSIONAL SERVICES 0.5%
Manpower, Inc. (b)                      19,504         924,685
                                                 -------------


REAL ESTATE INVESTMENT TRUSTS 0.8%
Annaly Capital Management,
  Inc. (b)                              17,855         301,928
Public Storage (b)                      15,465       1,138,224
                                                 -------------
                                                     1,440,152
                                                 -------------

ROAD & RAIL 0.1%
Hertz Global Holdings, Inc.
  (a)                                      487           4,534
Ryder System, Inc. (b)                   2,824         114,513
                                                 -------------
                                                       119,047
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.6%
Broadcom Corp. Class A (a)(b)            1,714          45,610
Cypress Semiconductor Corp.
  (a)(b)                                81,579         687,711
Integrated Device Technology,
  Inc. (a)(b)                          140,641         826,969
Intel Corp. (b)                         55,540       1,061,369
Micron Technology, Inc.
  (a)(b)                                89,414         607,121
Novellus Systems, Inc. (a)(b)           11,700         240,786
Texas Instruments, Inc. (b)             63,203       1,482,110
                                                 -------------
                                                     4,951,676
                                                 -------------

SOFTWARE 5.7%
BMC Software, Inc. (a)                   3,586         133,256
CA, Inc.                                24,226         506,808
Compuware Corp. (a)(b)                 124,541         879,259
V  Microsoft Corp. (b)                 180,974       5,018,409
Oracle Corp. (b)                        93,882       1,980,910
Sybase, Inc. (a)(b)                     25,000         989,000
Symantec Corp. (a)(b)                   73,412       1,290,583
Synopsys, Inc. (a)(b)                      564          12,408
                                                 -------------
                                                    10,810,633
                                                 -------------

SPECIALTY RETAIL 5.3%
Abercrombie & Fitch Co. Class
  A (b)                                  7,587         249,005
Advance Auto Parts, Inc. (b)             9,365         348,940
AutoNation, Inc. (a)(b)                  5,938         102,371
Barnes & Noble, Inc. (b)                42,463         705,310
Foot Locker, Inc. (b)                   45,123         472,889
Gap, Inc. (The) (b)                      9,593         204,715
Guess?, Inc. (b)                        12,318         450,223
Limited Brands, Inc. (b)                57,851       1,018,178
Office Depot, Inc. (a)(b)              139,363         843,146
Penske Auto Group, Inc. (b)             53,017         830,246
PetSmart, Inc. (b)                      44,575       1,048,850
RadioShack Corp. (b)                    42,555         718,754
Ross Stores, Inc. (b)                   19,776         870,342
Sherwin-Williams Co. (The)
  (b)                                    6,179         352,450
Signet Jewelers, Ltd. (a)(b)            15,871         400,108
Staples, Inc.                           30,204         655,427
Williams-Sonoma, Inc. (b)               45,602         856,406
                                                 -------------
                                                    10,127,360
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS 0.4%
Coach, Inc. (b)                          5,147         169,697
Phillips-Van Heusen Corp. (b)            7,707         309,436
Polo Ralph Lauren Corp. (b)              4,107         305,643
                                                 -------------
                                                       784,776
                                                 -------------

THRIFTS & MORTGAGE FINANCE 0.0%++
New York Community Bancorp,
  Inc.                                   7,039          75,951
                                                 -------------


TOBACCO 1.7%
Philip Morris International,
  Inc. (b)                              54,511       2,581,641
Reynolds American, Inc.                 14,769         716,001
                                                 -------------
                                                     3,297,642
                                                 -------------

TRADING COMPANIES & DISTRIBUTORS 0.7%
MSC Industrial Direct Co.                   77           3,315
W.W. Grainger, Inc.                      9,310         872,626
WESCO International, Inc.
  (a)(b)                                20,619         527,022
                                                 -------------
                                                     1,402,963
                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES 1.0%
NII Holdings, Inc. (a)(b)                3,993         107,531
Sprint Nextel Corp. (a)(b)             260,553         771,237
Telephone and Data Systems,
  Inc. (b)                              30,759         911,082
United States Cellular Corp.
  (a)                                    4,536         166,063
                                                 -------------
                                                     1,955,913
                                                 -------------
Total Common Stocks
  (Cost $222,779,610)                              242,800,224
                                                 -------------


EXCHANGE TRADED FUND 1.3% (C)
--------------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1                              23,514       2,435,110
                                                 -------------
Total Exchange Traded Fund
  (Cost $2,500,512)                                  2,435,110
                                                 -------------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                        SHARES           VALUE

                                     PRINCIPAL
                                        AMOUNT           VALUE

SHORT-TERM INVESTMENT 1.3%
--------------------------------------------------------------

REPURCHASE AGREEMENT 1.3%
State Street Bank and Trust
  Co. 0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $2,454,138 (Collateralized
  by a United States Treasury
  Bill with a rate of 0.066%
  and a maturity date of
  2/18/10, with a Principal
  Amount of $2,505,000 and a
  Market Value of $2,504,499)       $2,454,136   $   2,454,136
                                                 -------------
Total Short-Term Investment
  (Cost $2,454,136)                                  2,454,136
                                                 -------------
Total Investments,
  Before Investments Sold
  Short
  (Cost $227,734,258) (d)                130.1%    247,689,470
                                                 -------------




                                        SHARES

INVESTMENTS SOLD SHORT (29.2%)
COMMON STOCKS SOLD SHORT (29.2%)
--------------------------------------------------------------

AEROSPACE & DEFENSE (0.5%)
Boeing Co. (The)                          (759)        (36,280)
Spirit Aerosystems Holdings,
  Inc. Class A (a)                     (56,019)       (891,823)
                                                 -------------
                                                      (928,103)
                                                 -------------

AIRLINES (0.8%)
AMR Corp. (a)                         (109,983)       (592,808)
Continental Airlines, Inc.
  (a)                                   (6,047)        (69,541)
Southwest Airlines Co.                 (90,762)       (762,401)
                                                 -------------
                                                    (1,424,750)
                                                 -------------

AUTO COMPONENTS (0.3%)
Goodyear Tire & Rubber Co.
  (The) (a)                            (49,472)       (637,199)
                                                 -------------


AUTOMOBILES (0.3%)
Harley-Davidson, Inc.                  (22,958)       (572,113)
                                                 -------------


BEVERAGES (0.1%)
Brown-Forman Corp.                      (1,829)        (89,274)
Central European Distribution
  Corp. (a)                             (2,549)        (79,299)
                                                 -------------
                                                      (168,573)
                                                 -------------

BIOTECHNOLOGY (1.6%)
Abraxis Bioscience, Inc. (a)           (22,387)       (698,922)
Alexion Pharmaceuticals, Inc.
  (a)                                   (2,414)       (107,206)
Amylin Pharmaceuticals, Inc.
  (a)                                  (42,832)       (472,865)
BioMarin Pharmaceuticals,
  Inc. (a)                             (12,547)       (195,231)
Cephalon, Inc. (a)                      (8,346)       (455,525)
Myriad Genetics, Inc. (a)               (5,316)       (129,073)
United Therapeutics Corp. (a)          (19,180)  $    (815,917)
Vertex Pharmaceuticals, Inc.
  (a)                                   (5,573)       (187,030)
                                                 -------------
                                                    (3,061,769)
                                                 -------------

BUILDING PRODUCTS (0.4%)
Owens Corning, Inc. (a)                (12,461)       (275,513)
USG Corp. (a)                          (42,191)       (554,390)
                                                 -------------
                                                      (829,903)
                                                 -------------

CAPITAL MARKETS (0.1%)
Ameriprise Financial, Inc.              (3,396)       (117,739)
Greenhill & Co., Inc.                     (689)        (59,412)
Legg Mason, Inc.                        (3,133)        (91,202)
                                                 -------------
                                                      (268,353)
                                                 -------------

CHEMICALS (0.7%)
International Flavors &
  Fragrances, Inc.                     (16,348)       (622,695)
Intrepid Potash, Inc. (a)              (20,239)       (521,357)
Mosaic Co. (The)                          (553)        (25,842)
Scotts Miracle-Gro Co. (The)
  Class A                               (2,626)       (106,668)
Valhi, Inc.                            (12,693)       (119,187)
                                                 -------------
                                                    (1,395,749)
                                                 -------------

COMMERCIAL BANKS (1.7%)
Fulton Financial Corp.                 (55,530)       (458,678)
Huntington Bancshares Inc./OH          (29,142)       (111,031)
Keycorp                                (83,506)       (450,097)
Marshall & Ilsley Corp.                (53,956)       (287,046)
Popular, Inc.                          (31,102)        (67,180)
SunTrust Banks, Inc.                    (7,222)       (138,013)
Synovus Financial Corp.                (92,297)       (204,899)
Whitney Holding Corp.                  (50,778)       (407,747)
Wilmington Trust Corp.                 (59,312)       (714,710)
Zions BanCorp.                         (24,250)       (343,380)
                                                 -------------
                                                    (3,182,781)
                                                 -------------

COMMUNICATIONS EQUIPMENT (0.8%)
Brocade Communications
  Systems, Inc. (a)                    (91,804)       (787,678)
Ciena Corp. (a)                        (68,528)       (803,834)
                                                 -------------
                                                    (1,591,512)
                                                 -------------

COMPUTERS & PERIPHERALS (0.2%)
SanDisk Corp. (a)                      (17,181)       (351,867)
                                                 -------------


CONSTRUCTION & ENGINEERING (0.5%)
Aecom Technology Corp. (a)             (28,806)       (727,064)
KBR, Inc.                               (9,358)       (191,558)
Quanta Services, Inc. (a)               (4,717)       (100,000)
                                                 -------------
                                                    (1,018,622)
                                                 -------------

CONSTRUCTION MATERIALS (0.0%)++
Vulcan Materials Co.                    (1,262)        (58,090)
                                                 -------------




16    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
CONSUMER FINANCE (0.7%)
SLM Corp. (a)                          (83,827)  $    (813,122)
Student Loan Corp. (The)               (11,143)       (468,563)
                                                 -------------
                                                    (1,281,685)
                                                 -------------

CONTAINERS & PACKAGING (0.3%)
Greif, Inc. Class A                    (12,256)       (655,941)
                                                 -------------


DIVERSIFIED CONSUMER SERVICES (0.9%)
Hillenbrand, Inc.                      (35,840)       (716,083)
ITT Educational Services,
  Inc. (a)                              (4,612)       (416,694)
Strayer Education, Inc.                   (773)       (156,896)
Weight Watchers
  International, Inc.                  (18,021)       (477,737)
                                                 -------------
                                                    (1,767,410)
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Interactive Brokers Group,
  Inc. (a)                             (29,926)       (479,115)
                                                 -------------


DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Clearwire Corp. (a)                    (77,789)       (486,959)
                                                 -------------


ELECTRIC UTILITIES (0.8%)
Great Plains Energy, Inc.              (27,012)       (467,307)
ITC Holdings Corp.                      (1,781)        (79,112)
Pepco Holdings, Inc.                   (60,161)       (898,204)
                                                 -------------
                                                    (1,444,623)
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
AVX Corp.                              (29,793)       (337,257)
Itron, Inc. (a)                        (10,268)       (616,491)
National Instruments Corp.              (1,848)        (49,341)
                                                 -------------
                                                    (1,003,089)
                                                 -------------

ENERGY EQUIPMENT & SERVICES (0.4%)
FMC Technologies, Inc. (a)             (10,620)       (558,612)
Smith International, Inc.               (5,980)       (165,825)
                                                 -------------
                                                      (724,437)
                                                 -------------

FOOD PRODUCTS (0.7%)
Corn Products International,
  Inc.                                 (31,106)       (876,567)
Flowers Foods, Inc.                    (14,034)       (327,835)
J.M. Smucker Co. (The)                  (1,192)        (62,854)
                                                 -------------
                                                    (1,267,256)
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Edwards Lifesciences Corp.
  (a)                                   (6,720)       (517,037)
Teleflex, Inc.                          (2,385)       (118,654)
Varian Medical Systems, Inc.
  (a)                                   (2,532)       (103,761)
                                                 -------------
                                                      (739,452)
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES (0.9%)
Emdeon, Inc. (a)                       (14,296)       (214,154)
Health Net, Inc. (a)                   (55,176)       (822,674)
Patterson Cos., Inc. (a)               (23,843)       (608,712)
                                                 -------------
                                                    (1,645,540)
                                                 -------------

HEALTH CARE TECHNOLOGY (0.4%)
Allscripts-Misys Healthcare
  Solutions, Inc. (a)                  (36,888)       (719,316)
                                                 -------------


HOUSEHOLD DURABLES (0.5%)
Black & Decker Corp.                   (10,003)       (472,341)
Whirlpool Corp.                         (7,042)       (504,137)
                                                 -------------
                                                      (976,478)
                                                 -------------

INDUSTRIAL CONGLOMERATES (0.4%)
McDermott International, Inc.
  (a)                                  (17,403)       (386,869)
Textron, Inc.                          (22,208)       (394,858)
                                                 -------------
                                                      (781,727)
                                                 -------------

INSURANCE (2.7%)
American National Insurance
  Co.                                  (10,481)       (875,059)
CNA Financial Corp. (a)                (14,754)       (321,195)
Erie Indemnity Co. Class A              (2,529)        (89,147)
Hartford Financial Services
  Group, Inc.                          (15,624)       (383,100)
Lincoln National Corp.                 (18,851)       (449,219)
Markel Corp. (a)                        (1,048)       (338,190)
MBIA, Inc. (a)                         (94,573)       (383,966)
Mercury General Corp.                  (18,597)       (678,047)
Old Republic International
  Corp.                                (23,275)       (248,577)
OneBeacon Insurance Group,
  Ltd.                                 (66,060)       (787,435)
Protective Life Corp.                  (10,894)       (209,710)
Unitrin, Inc.                          (14,064)       (275,654)
White Mountains Insurance
  Group, Ltd.                             (465)       (143,876)
                                                 -------------
                                                    (5,183,175)
                                                 -------------

IT SERVICES (0.0%)++
Alliance Data Systems Corp.
  (a)                                     (423)        (23,257)
                                                 -------------


MACHINERY (1.4%)
AGCO Corp. (a)                         (24,699)       (694,289)
Bucyrus International, Inc.            (16,675)       (740,703)
Manitowoc Co., Inc. (The)              (76,380)       (698,113)
Snap-On, Inc.                             (884)        (32,293)
Valmont Industries, Inc.                (7,003)       (506,107)
                                                 -------------
                                                    (2,671,505)
                                                 -------------

MEDIA (0.5%)
New York Times Co. (The)
  Class A                             (116,600)       (929,302)
                                                 -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17


                                        SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
METALS & MINING (1.2%)
Compass Minerals
  International, Inc.                  (11,523)  $    (718,113)
Royal Gold, Inc.                       (20,337)       (898,285)
Titanium Metals Corp.                  (69,126)       (594,484)
                                                 -------------
                                                    (2,210,882)
                                                 -------------

MULTI-UTILITIES (0.2%)
Integrys Energy Group, Inc.             (6,522)       (225,661)
Wisconsin Energy Corp.                  (2,586)       (112,931)
                                                 -------------
                                                      (338,592)
                                                 -------------

OIL, GAS & CONSUMABLE FUELS (1.0%)
Holly Corp.                            (24,718)       (717,069)
Range Resources Corp.                   (1,855)        (92,843)
Sunoco, Inc.                           (32,634)     (1,005,127)
                                                 -------------
                                                    (1,815,039)
                                                 -------------

PAPER & FOREST PRODUCTS (0.3%)
Weyerhaeuser Co.                       (15,185)       (551,823)
                                                 -------------


PROFESSIONAL SERVICES (0.2%)
Monster Worldwide, Inc. (a)            (32,252)       (468,299)
                                                 -------------


REAL ESTATE INVESTMENT TRUSTS (0.8%)
Alexandria Real Estate
  Equities, Inc.                        (1,108)        (60,020)
Apartment Investment &
  Management Co.                       (60,845)       (751,436)
Chimera Investment Corp.               (31,309)       (109,269)
Essex Property Trust, Inc.                (240)        (18,043)
UDR, Inc.                              (38,084)       (547,648)
                                                 -------------
                                                    (1,486,416)
                                                 -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.9%)
CB Richard Ellis Group, Inc.
  (a)                                  (44,966)       (465,398)
Forest City Enterprises, Inc.
  Class A                              (87,591)       (763,794)
Jones Lang LaSalle, Inc.                (4,960)       (232,376)
St. Joe Co. (The) (a)                   (9,898)       (236,958)
                                                 -------------
                                                    (1,698,526)
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Advanced Micro Devices, Inc.
  (a)                                  (68,253)       (313,964)
Applied Materials, Inc.                (17,834)       (217,575)
Atmel Corp. (a)                        (22,981)        (85,489)
International Rectifier Corp.
  (a)                                  (48,736)       (890,894)
Lam Research Corp. (a)                 (17,151)       (578,332)
MEMC Electronic Materials,
  Inc. (a)                             (41,056)       (509,915)
Microchip Technology, Inc.                 (49)         (1,174)
PMC-Sierra, Inc. (a)                   (60,286)       (513,637)
Rambus, Inc. (a)                       (44,857)       (717,712)
Teradyne, Inc. (a)                    (103,986)       (870,363)
                                                 -------------
                                                    (4,699,055)
                                                 -------------

SOFTWARE (0.6%)
Activision Blizzard, Inc. (a)          (13,941)       (150,981)
Cadence Design Systems, Inc.
  (a)                                  (99,624)       (608,703)
Electronic Arts, Inc. (a)              (23,125)       (421,800)
                                                 -------------
                                                    (1,181,484)
                                                 -------------

SPECIALTY RETAIL (0.7%)
Aaron's, Inc.                          (11,166)       (279,708)
Carmax, Inc. (a)                       (13,477)       (265,093)
O'Reilly Automotive, Inc. (a)          (22,080)       (823,142)
                                                 -------------
                                                    (1,367,943)
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Hanesbrands, Inc. (a)                   (8,691)       (187,899)
                                                 -------------


THRIFTS & MORTGAGE FINANCE (0.4%)
Capitol Federal Financial              (11,893)       (360,715)
First Niagara Financial
  Group, Inc.                           (8,435)       (108,305)
Washington Federal, Inc.               (15,033)       (257,816)
                                                 -------------
                                                      (726,836)
                                                 -------------

WATER UTILITIES (0.2%)
Aqua America, Inc.                     (27,603)       (426,466)
                                                 -------------


WIRELESS TELECOMMUNICATION SERVICES (0.0%)++
Leap Wireless International,
  Inc.(a)                               (6,667)        (88,138)
                                                 -------------
Total Investments Sold Short
  (Proceeds $51,568,197)                 (29.2)%   (55,517,049)
                                                 -------------
Total Investments,
  Net of Investments Sold
  Short
  (Cost $176,166,061)                    100.9     192,172,421
Other Liabilities in Excess
  of Cash and Other Assets                (0.9)     (1,766,235)
                                         -----    ------------
Net Assets                               100.0%  $ 190,406,186
                                         =====    ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Security, or a portion thereof, is
     maintained in a segregated account at the
     Fund's custodian as collateral for
     securities sold short (See Note 2(J)).
(c)  Exchange Traded Fund--represents a basket
     of securities that is traded on an
     exchange.
(d)  At October 31, 2009, cost is $237,624,871
     for federal income tax purposes and net
     unrealized appreciation is as follows:




Gross unrealized appreciation      $  15,154,141
Gross unrealized depreciation         (5,089,542)
                                    ============
Net unrealized appreciation        $  10,064,599
                                    ============







18    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
  Common Stocks                                 $242,800,224    $       --        $     --    $242,800,224
  Exchange Traded Fund                             2,435,110            --              --       2,435,110
  Short-Term Investment
  Repurchase Agreement                                    --     2,454,136              --       2,454,136
                                                ------------    ----------        --------    ------------
 Total Investments in Securities                $245,235,334    $2,454,136             $--    $247,689,470
                                                ============    ==========        ========    ============




LIABILITY VALUATION INPUTS


                                                       QUOTED
                                                    PRICES IN
                                                       ACTIVE   SIGNIFICANT
                                                  MARKETS FOR         OTHER     SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                       ASSETS        INPUTS          INPUTS
 DESCRIPTION                                        (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments Sold Short
  Common Stocks Sold Short                       $(55,517,049)     $     --        $     --    $(55,517,049)
                                                 ------------      --------        --------    ------------
 Total Investments Sold Short                    $(55,517,049)          $--             $--    $(55,517,049)
                                                 ============      ========        ========    ============




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $227,734,258)     $247,689,470
Cash collateral on deposit at
  broker                                      276
Receivables:
  Investment securities sold              440,810
  Dividends and interest                  209,904
  Fund shares sold                         17,376
Other assets                               17,039
                                     ------------
     Total assets                     248,374,875
                                     ------------
LIABILITIES:
Investments sold short (proceeds
  $51,568,197)                         55,517,049
Payables:
  Investment securities purchased       2,158,031
  Manager (See Note 3)                    161,756
  Shareholder communication                54,130
  Professional fees                        27,885
  Fund shares redeemed                     18,062
  Custodian                                17,064
  Dividends on investments sold
     short                                  7,723
  Transfer agent (See Note 3)               2,006
  Directors                                   515
  NYLIFE Distributors (See Note 3)            366
Accrued expenses                            4,102
                                     ------------
     Total liabilities                 57,968,689
                                     ------------
Net assets                           $190,406,186
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 800 million shares
  authorized                         $    296,073
Additional paid-in capital            209,964,082
                                     ------------
                                      210,260,155
Accumulated undistributed net
  investment income                       761,350
Accumulated net realized loss on
  investments and investments sold
  short                               (36,621,679)
Net unrealized appreciation on
  investments                          19,955,212
Net unrealized depreciation on
  investments sold short               (3,948,852)
                                     ------------
Net assets                           $190,406,186
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     53,040
                                     ============
Shares of capital stock outstanding         8,289
                                     ============
Net asset value per share
  outstanding                        $       6.40
Maximum sales charge (5.50% of
  offering price)                            0.37
                                     ------------
Maximum offering price per share
  outstanding                        $       6.77
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $    138,398
                                     ============
Shares of capital stock outstanding        21,592
                                     ============
Net asset value per share
  outstanding                        $       6.41
Maximum sales charge (5.50% of
  offering price)                            0.37
                                     ------------
Maximum offering price per share
  outstanding                        $       6.78
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $    370,113
                                     ============
Shares of capital stock outstanding        58,781
                                     ============
Net asset value and offering price
  per share outstanding              $       6.30
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $189,844,635
                                     ============
Shares of capital stock outstanding    29,518,647
                                     ============
Net asset value and offering price
  per share outstanding              $       6.43
                                     ============






20    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends                          $  3,674,864
  Interest                                    628
                                     ------------
     Total income                       3,675,492
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,323,669
  Dividends on investments sold
     short                                657,855
  Broker fees and charges on short
     sales                                481,065
  Shareholder communication                91,226
  Professional fees                        63,399
  Custodian                                60,142
  Registration                             50,629
  Transfer agent--Investor Class
     (See Note 3)                              96
  Transfer agent--Class A (See Note
     3)                                        21
  Transfer agent--Class C (See Note
     3)                                       709
  Transfer agent--Class I (See Note
     3)                                    11,010
  Directors                                 6,324
  Distribution--Class C (See Note
     3)                                     2,285
  Distribution/Service--Investor
     Class (See Note 3)                       104
  Distribution/Service--Class A
     (See Note 3)                             539
  Service--Class C (See Note 3)               762
  Miscellaneous                            13,032
                                     ------------
     Total expenses before waiver       2,762,867
                                     ------------
  Expense waiver from Manager
     (See Note 3)                            (336)
                                     ------------
     Net expenses                       2,762,531
                                     ------------
Net investment income                     912,961
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on:
  Security transactions                (7,898,607)
  Investments sold short              (13,578,156)
                                     ------------
Net realized loss on investments
  and investments sold short          (21,476,763)
                                     ------------
Net change in unrealized
  depreciation on:
  Investments                          43,381,927
  Investments sold short               (3,948,852)
                                     ------------
Net change in unrealized
  depreciation on investments and
  investments sold short               39,433,075
                                     ------------
Net realized and unrealized gain on
  investments and investments sold
  short                                17,956,312
                                     ------------
Net increase in net assets
  resulting from operations          $ 18,869,273
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $    912,961   $     36,832
 Net realized loss on
  investments and investments
  sold short                    (21,476,763)   (14,503,761)
 Net change in unrealized
  depreciation on investments
  and investments sold short     39,433,075    (23,128,271)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     18,869,273    (37,595,200)
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Class A                            (354)          (556)
    Class I                        (192,082)       (51,121)
                               ---------------------------
 Total dividends to
  shareholders                     (192,436)       (51,677)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         92,953,584     99,128,447
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends         161,068            420
 Cost of shares redeemed         (6,906,219)      (475,415)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          86,208,433     98,653,452
                               ---------------------------
    Net increase in net
     assets                     104,885,270     61,006,575

NET ASSETS:
Beginning of year                85,520,916     24,514,341
                               ---------------------------
End of year                    $190,406,186   $ 85,520,916
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $    761,350   $      6,806
                               ===========================






22    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED OCTOBER 31, 2009


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net increase in net assets resulting
  from operations                     $  18,869,273
Adjustments to reconcile net
  increase in net assets resulting
  from operations to net cash used
  in operating activities:
  Investments purchased                (408,177,205)
  Investments sold                      283,869,108
  Purchases to cover securities sold
     short                             (106,615,397)
  Securities sold short                 144,605,438
  Purchase of short term
     investments, net                    (2,255,816)
  Increase in investment securities
     sold receivable                       (411,416)
  Increase in dividends and interest
     receivable                             (98,004)
  Decrease in other assets                    5,801
  Decrease in deposit at brokers for
     securities sold short                   34,452
  Increase in investment securities
     purchased payable                    2,112,973
  Decrease in broker fees and
     charges on short sales                 (36,585)
  Increase in dividends payable for
     securities sold short                    6,471
  Decrease cash due to custodian            (90,218)
  Decrease in professional fees
     payable                                 (3,491)
  Decrease in custodian payable              (2,705)
  Increase in shareholder
     communication payable                   34,744
  Increase in due to directors                  186
  Increase in due to manager                 94,553
  Increase in due to transfer agent             101
  Increase in due to NYLIFE
     Distributors                               113
  Decrease in accrued expenses and
     other liabilities                       (2,747)
  Net change in unrealized
     (appreciation) depreciation on
     investments                        (43,381,927)
  Net realized loss from investments      7,898,607
  Net change in unrealized
     depreciation on securities sold
     short                                3,948,852
  Net realized loss from securities
     sold short                          13,578,156
                                      -------------
Net cash used in operating
  activities                            (86,016,683)
                                      -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold                92,936,208
Payment on shares redeemed               (6,888,157)
Cash distributions paid                     (31,368)
                                      -------------
Net cash from financing activities       86,016,683
                                      -------------

NET INCREASE (DECREASE) IN CASH:                 --
Cash at beginning of year                        --
                                      -------------
Cash at end of year                   $          --
                                      =============



Non cash financing activities not included herein consist of reinvestment of all distributions of $161,068.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS                           CLASS A
                            ---------------------------    -----------------------------------------
                                           FEBRUARY 28,                                    JUNE 29,
                                              2008**                                        2007**
                             YEAR ENDED       THROUGH              YEAR ENDED              THROUGH
                            OCTOBER 31,     OCTOBER 31,            OCTOBER 31,           OCTOBER 31,

                            ------------------------------------------------------------------------
                                2009           2008         2009                2008         2007
Net asset value at
  beginning of period          $6.00          $  8.68      $ 6.00             $  9.64       $10.00
                               -----          -------      ------             -------       ------
Net investment income
  (loss) (a)                    0.02            (0.02)       0.05               (0.02)       (0.00) +++
Net realized and
  unrealized gain (loss)
  on investments                0.38            (2.66)       0.37               (3.61)       (0.36)
                               -----          -------      ------             -------       ------
Total from investment
  operations                    0.40            (2.68)       0.42               (3.63)       (0.36)
                               -----          -------      ------             -------       ------
Less dividends:
  From net investment
     income                       --               --       (0.01)              (0.01)          --
                               -----          -------      ------             -------       ------
Net asset value at end of
  period                       $6.40          $  6.00      $ 6.41             $  6.00       $ 9.64
                               =====          =======      ======             =======       ======
Total investment return
  (b)                           6.67%(d)       (30.76%)(c)   6.77%             (37.57%)      (3.60%)(c)
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income
     (loss)                     0.38%           (0.37%)++    0.83%              (0.20%)      (0.14%) ++
  Net expenses (excluding
     short sale expenses)       1.60%            1.59% ++    1.46%               1.50%        1.50% ++
  Expenses (including
     short sales expenses,
     before waiver)             2.57%            2.59% ++    2.40%               2.60%        2.90% ++
  Short sale expenses           0.87%            0.82% ++    0.94%               0.85%        0.53% ++
Portfolio turnover rate          163%             244%        163%                244%          59%
Net assets at end of
  period (in 000's)            $  53          $    41      $  138             $   390       $  356




                                             CLASS C                                       CLASS I
                            -----------------------------------------    -------------------------------------------
                                                            JUNE 29,                                       JUNE 29,
                                                             2007**                                         2007**
                                    YEAR ENDED              THROUGH               YEAR ENDED               THROUGH
                                    OCTOBER 31,           OCTOBER 31,             OCTOBER 31,            OCTOBER 31,

                            ----------------------------------------------------------------------------------------
                             2009                2008         2007         2009                 2008         2007
Net asset value at
  beginning of period       $ 5.95             $  9.61       $10.00      $   6.02             $  9.65      $ 10.00
                            ------             -------       ------      --------             -------      -------
Net investment income
  (loss) (a)                 (0.02)              (0.09)       (0.03)         0.04                0.01         0.01
Net realized and
  unrealized gain (loss)
  on investments              0.37               (3.57)       (0.36)         0.38               (3.62)       (0.36)
                            ------             -------       ------      --------             -------      -------
Total from investment
  operations                  0.35               (3.66)       (0.39)         0.42               (3.61)       (0.35)
                            ------             -------       ------      --------             -------      -------
Less dividends:
  From net investment
     income                     --                  --           --         (0.01)              (0.02)          --
                            ------             -------       ------      --------             -------      -------
Net asset value at end of
  period                    $ 6.30             $  5.95       $ 9.61      $   6.43             $  6.02      $  9.65
                            ======             =======       ======      ========             =======      =======
Total investment return
  (b)                         5.88%             (38.15%)      (3.80%)(c)     7.05%             (37.48%)      (3.50%)(c)
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income
     (loss)                  (0.41%)             (1.12%)      (0.86%)++      0.69%               0.07%        0.27% ++
  Net expenses (excluding
     short sale expenses)     2.35%               2.33%        2.25% ++      1.22%               1.25%        1.25% ++
  Expenses (including
     short sales expenses,
     before waiver)           3.31%               3.41%        3.65% ++      2.08%               2.16%        2.52% ++
  Short sale expenses         0.86%               0.81%        0.53% ++      0.86%               0.81%        0.53% ++
Portfolio turnover rate        163%                244%          59%          163%                244%          59%
Net assets at end of
  period (in 000's)         $  370             $   228       $   35      $189,845             $84,861      $24,123




**   Commencement of operations.
++   Annualized.
+++  Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





24    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY 130/30 GROWTH FUND
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (6/29/07)
---------------------------------------------
With sales charges          4.81%     -14.06%
Excluding sales charges    10.91      -11.96




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30
                                      GROWTH        RUSSELL 1000(R)
                                       FUND           GROWTH INDEX
                                 ---------------    ---------------
6/30/07                                9450              10000
10/31/07                              10055              10775
10/31/08                               6322               6793
10/31/09                               7012               7983





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (6/29/07)
---------------------------------------------
With sales charges          4.97%     -14.06%
Excluding sales charges    11.08      -11.96




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30
                                      GROWTH        RUSSELL 1000(R)
                                       FUND           GROWTH INDEX
                                 ---------------    ---------------
6/30/07                               23625              25000
10/31/07                              25137              26939
10/31/08                              15782              16984
10/31/09                              17530              19957





CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                     SINCE
AVERAGE ANNUAL              ONE    INCEPTION
TOTAL RETURNS              YEAR    (6/29/07)
--------------------------------------------
With sales charges         8.97%     -12.67%
Excluding sales charges    9.97      -12.67




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30
                                      GROWTH        RUSSELL 1000(R)
                                       FUND           GROWTH INDEX
                                 ---------------    ---------------
6/30/07                               10000              10000
10/31/07                              10610              10775
10/31/08                               6620               6793
10/31/09                               7280               7983




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the Mainstay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    25

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                 ONE     INCEPTION
TOTAL RETURNS                  YEAR    (6/29/07)
------------------------------------------------
                              11.48%     -11.66%





(PERFORMANCE GRAPH)

                                 MAINSTAY 130/30    RUSSELL 1000(R)
                                   GROWTH FUND        GROWTH INDEX
                                 ---------------    ---------------
6/30/07                               10000              10000
10/31/07                              10650              10775
10/31/08                               6710               6793
10/31/09                               7480               7983





 BENCHMARK PERFORMANCE                       ONE       SINCE
                                             YEAR    INCEPTION
--------------------------------------------------------------------
Russell 1000(R) Growth Index(3)             17.51%     -9.20%
Average Lipper long/short equity fund(4)     7.90      -9.50



   The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on July 31, 2010. Additionally, effective August 1, 2009, the Fund has a voluntary agreement in place for certain share classes. These voluntary waivers or reimbursements may be discontinued at any time.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper long/short equity fund is representative of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager's view of the market. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



26    MainStay 130/30 Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 GROWTH FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,161.20        $12.37         $1,013.80         $11.52
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,163.00        $11.56         $1,014.50         $10.76
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,155.60        $16.25         $1,010.10         $15.15
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,163.30        $10.47         $1,015.50         $ 9.75
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.27% for Investor Class, 2.12% for Class A, 2.99% for Class C and 1.92% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                   mainstayinvestments.com    27

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)



Software                               9.1%
Communications Equipment               8.7
Computers & Peripherals                8.0
Machinery                              8.0
Beverages                              5.6
Internet Software & Services           5.6
Pharmaceuticals                        5.2
Capital Markets                        5.1
Oil, Gas & Consumable Fuels            5.1
Biotechnology                          4.9
Semiconductors & Semiconductor
  Equipment                            4.9
Hotels, Restaurants & Leisure          4.8
Food & Staples Retailing               4.0
Health Care Equipment & Supplies       3.9
Internet & Catalog Retail              3.1
Multiline Retail                       2.9
Energy Equipment & Services            2.6
Road & Rail                            2.5
Health Care Providers & Services       2.4
IT Services                            2.0
Media                                  2.0
Specialty Retail                       2.0
Tobacco                                2.0
Wireless Telecommunication Services    1.9
Aerospace & Defense                    1.8
Insurance                              1.7
Household Products                     1.5
Textiles, Apparel & Luxury Goods       1.5
Metals & Mining                        1.4
Trading Companies & Distributors       1.2
Electronic Equipment & Instruments     1.1
Diversified Financial Services         0.9
Real Estate Investment Trusts          0.9
Consumer Finance                       0.8
Life Sciences Tools & Services         0.7
Diversified Consumer Services          0.3
Short-Term Investment                  2.9
Cash and Other Assets, Less
  Liabilities                          0.4
Investments Sold Short               -23.4
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 31 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Microsoft Corp.
    2.  Google, Inc. Class A
    3.  Apple, Inc.
    4.  Cisco Systems, Inc.
    5.  Hewlett-Packard Co.
    6.  Abbott Laboratories
    7.  PepsiCo, Inc.
    8.  Mylan, Inc.
    9.  Amgen, Inc.
   10.  QUALCOMM, Inc.




TOP FIVE SHORT POSITIONS AS OF OCTOBER 31, 2009

    1.  Pitney Bowes, Inc.
    2.  Nokia OYJ
    3.  Research In Motion, Ltd.
    4.  iShares Russell 2000 Index Fund
    5.  BP PLC






28    MainStay 130/30 Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGER HARISH KUMAR, PHD, CFA, OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY 130/30 GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay 130/30 Growth Fund returned 10.91% for Investor Class shares, 11.08% for Class A shares and 9.97% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 11.48%. All share classes outperformed the 7.90% return of the average Lipper(1) long/short equity fund for the 12 months ended October 31, 2009. All share classes underperformed the 17.51% return of the Russell 1000(R) Growth Index(2) over the same period. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See page 25 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund underperformed the Russell 1000(R) Growth Index primarily because of stock selection in the materials and health care sectors.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH INDUSTRIES DETRACTED THE MOST?

On an absolute basis, the strongest-contributing industries to the Fund's performance were computers & peripherals, information technology services and Internet software & services. Biotechnology, metals & mining and household products were weak contributors on an absolute basis.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE FUND'S STRONGEST PERFORMERS AND WHICH STOCKS WERE PARTICULARLY WEAK?

The strongest contributors to the Fund's performance on an absolute basis were information technology companies Apple and Google and global online travel company Priceline.com. All three companies performed well in a difficult economic environment and provided positive returns while they were held in the Fund. Major detractors on an absolute basis included a short position in semiconductor company Rambus and long positions in biotechnology company Genzyme and consumer credit company American Express. Genzyme and American Express provided negative returns for the portion of the reporting period they were held in the Fund. The stock price of Rambus rose, which caused the short position in the stock to detract from the Fund's performance.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period the Fund initiated new positions in Chinese Internet search engine operator Baidu and Brazilian oil and natural gas exploration and production company Petroleo Brasileiro on the long side and energy company BP PLC and surgical products company NuVasive on the short side. Significant sales during the reporting period included insurance holding company W.R. Berkley, which was affected by the financial crisis, and biotechnology company Genzyme, which faced manufacturing problems.

HOW DID THE FUND'S INDUSTRY WEIGHTINGS CHANGE RELATIVE TO THE RUSSELL 1000(R) GROWTH INDEX DURING THE REPORTING PERIOD?

During the reporting period, the Fund's weightings increased slightly relative to the Russell 1000(R)

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any changes in the Fund's net asset value greater than they would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund may invest in derivatives such as credit default swaps, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Investments in real estate investment trusts carry many of the risks associated with direct ownership of real estate, including extended vacancies, declining property values, increasing property taxes and changing interest rates.

1. See footnote on page 26 for more information on Lipper Inc.
2. See footnote on page 26 for more information on the Russell 1000(R) Growth Index.

                                                   mainstayinvestments.com    29

Growth Index in Internet software & services and hotels, restaurants & leisure. Over the same period, the Fund's weightings decreased relative to the Index in energy equipment & services and life sciences tools & services.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2009?

As of October 31, 2009, the Fund was overweight relative to the Russell 1000(R) Growth Index in diversified financials and retailing. This positioning contributed positively to the Fund's performance on a relative basis. On the same date, the Fund was underweight in materials and household & personal products. Both of these positions hurt the Fund's performance on a relative basis.


----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


30    MainStay 130/30 Growth Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2009



                                        SHARES           VALUE
COMMON STOCKS 120.1%+
--------------------------------------------------------------

AEROSPACE & DEFENSE 1.8%
Northrop Grumman Corp. (a)               7,938   $     397,932
Precision Castparts Corp. (a)            8,517         813,629
                                                 -------------
                                                     1,211,561
                                                 -------------

BEVERAGES 5.6%
Diageo PLC, Sponsored ADR (b)            9,322         606,117
Dr. Pepper Snapple Group,
  Inc. (c)                              24,087         656,612
Hansen Natural Corp. (c)                18,576         671,522
V  PepsiCo, Inc. (a)                    29,544       1,788,889
                                                 -------------
                                                     3,723,140
                                                 -------------

BIOTECHNOLOGY 4.9%
V  Amgen, Inc. (c)                      31,012       1,666,275
Gilead Sciences, Inc. (a)(c)            26,186       1,114,214
Vertex Pharmaceuticals, Inc.
  (c)                                   14,304         480,042
                                                 -------------
                                                     3,260,531
                                                 -------------

CAPITAL MARKETS 5.1%
Affiliated Managers Group,
  Inc. (a)(c)                            7,946         504,492
BlackRock, Inc. (a)                      4,976       1,077,254
Goldman Sachs Group, Inc.
  (The)                                  5,670         964,864
Greenhill & Co., Inc.                    9,282         800,387
                                                 -------------
                                                     3,346,997
                                                 -------------

COMMUNICATIONS EQUIPMENT 8.7%
Brocade Communications
  Systems, Inc. (c)                    126,753       1,087,541
V  Cisco Systems, Inc. (a)(c)           88,808       2,029,263
Juniper Networks, Inc. (c)              39,485       1,007,262
V  QUALCOMM, Inc. (a)                   39,745       1,645,840
                                                 -------------
                                                     5,769,906
                                                 -------------

COMPUTERS & PERIPHERALS 8.0%
V  Apple, Inc. (a)(c)                   11,820       2,228,070
EMC Corp. (c)                           39,323         647,650
V  Hewlett-Packard Co. (a)              38,625       1,833,143
NetApp, Inc. (c)                        20,609         557,473
                                                 -------------
                                                     5,266,336
                                                 -------------

CONSUMER FINANCE 0.8%
American Express Co. (a)                15,808         550,751
                                                 -------------


DIVERSIFIED CONSUMER SERVICES 0.3%
Apollo Group, Inc. Class A
  (a)(c)                                 4,031         230,170
                                                 -------------


DIVERSIFIED FINANCIAL SERVICES 0.9%
JPMorgan Chase & Co. (a)                13,471         562,684
                                                 -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 1.1%
Dolby Laboratories, Inc.
  Class A (a)(c)                        17,031         714,280
                                                 -------------


ENERGY EQUIPMENT & SERVICES 2.6%
FMC Technologies, Inc. (a)(c)           13,886         730,404
Transocean, Ltd. (a)(c)                  5,238         439,521
Weatherford International,
  Ltd. (a)(c)                           31,878         558,821
                                                 -------------
                                                     1,728,746
                                                 -------------

FOOD & STAPLES RETAILING 4.0%
CVS Caremark Corp. (a)                  38,478       1,358,273
Walgreen Co. (a)                        26,313         995,421
Whole Foods Market, Inc.
  (a)(c)                                 9,391         301,076
                                                 -------------
                                                     2,654,770
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES 3.9%
Baxter International, Inc.
  (a)                                   23,303       1,259,760
Hospira, Inc. (a)(c)                    13,615         607,774
Mindray Medical
  International, Ltd., ADR
  (a)(b)                                22,291         685,002
                                                 -------------
                                                     2,552,536
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES 2.4%
Medco Health Solutions, Inc.
  (a)(c)                                18,045       1,012,685
Mednax, Inc. (c)                        11,092         575,897
                                                 -------------
                                                     1,588,582
                                                 -------------

HOTELS, RESTAURANTS & LEISURE 4.8%
Carnival Corp. (a)                      30,395         885,102
Ctrip.com International,
  Ltd., ADR (a)(b)(c)                    7,350         393,519
Las Vegas Sands Corp. (a)(c)            20,109         303,445
McDonald's Corp. (a)                    26,587       1,558,264
                                                 -------------
                                                     3,140,330
                                                 -------------

HOUSEHOLD PRODUCTS 1.5%
Colgate-Palmolive Co.                   12,455         979,337
                                                 -------------


INSURANCE 1.7%
Hartford Financial Services
  Group, Inc. (The)                     30,294         742,809
Travelers Cos., Inc. (The)               7,241         360,529
                                                 -------------
                                                     1,103,338
                                                 -------------

INTERNET & CATALOG RETAIL 3.1%
Amazon.com, Inc. (c)                    11,557       1,373,087
Priceline.com, Inc. (a)(c)               4,433         699,483
                                                 -------------
                                                     2,072,570
                                                 -------------



 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              31


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
INTERNET SOFTWARE & SERVICES 5.6%
Baidu, Inc., ADR (a)(b)(c)               1,662   $     628,103
Equinix, Inc. (a)(c)                     5,389         459,789
V  Google, Inc. Class A
  (a)(c)                                 4,883       2,617,874
                                                 -------------
                                                     3,705,766
                                                 -------------

IT SERVICES 2.0%
Cognizant Technology
  Solutions Corp. Class A
  (a)(c)                                33,840       1,307,916
                                                 -------------


LIFE SCIENCES TOOLS & SERVICES 0.7%
Illumina, Inc. (a)(c)                   14,122         453,316
                                                 -------------


MACHINERY 8.0%
Danaher Corp. (a)                       15,727       1,073,053
Donaldson Co., Inc.                     13,760         490,819
Flowserve Corp.                          8,208         806,108
Illinois Tool Works, Inc. (a)           23,119       1,061,624
Ingersoll-Rand PLC                      28,854         911,498
Joy Global, Inc.                        18,200         917,462
                                                 -------------
                                                     5,260,564
                                                 -------------

MEDIA 2.0%
Liberty Media Corp.
  Entertainment Class A
  (a)(c)                                22,780         702,080
Time Warner Cable, Inc. (a)             16,237         640,387
                                                 -------------
                                                     1,342,467
                                                 -------------

METALS & MINING 1.4%
Cia de Minas Buenaventura
  S.A., ADR (b)                         15,322         514,360
Freeport-McMoRan Copper &
  Gold, Inc. (a)(c)                      5,929         434,951
                                                 -------------
                                                       949,311
                                                 -------------

MULTILINE RETAIL 2.9%
Kohl's Corp. (a)(c)                     14,405         824,254
Target Corp. (a)                        22,135       1,071,998
                                                 -------------
                                                     1,896,252
                                                 -------------


OIL, GAS & CONSUMABLE FUELS 5.1%
Apache Corp.                             7,481         704,112
PetroHawk Energy Corp. (a)(c)           23,018         541,383
Petroleo Brasileiro S.A., ADR
  (a)(b)                                20,371         941,548
Suncor Energy, Inc. (a)                 35,058       1,157,615
                                                 -------------
                                                     3,344,658
                                                 -------------

PHARMACEUTICALS 5.2%
V  Abbott Laboratories (a)              35,406       1,790,482
V  Mylan, Inc. (a)(c)                  102,601       1,666,240
                                                 -------------
                                                     3,456,722
                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 0.9%
HCP, Inc. (a)                           19,075         564,429
                                                 -------------


ROAD & RAIL 2.5%
CSX Corp. (a)                           12,888         543,616
Union Pacific Corp. (a)                 20,510       1,130,921
                                                 -------------
                                                     1,674,537
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.9%
Broadcom Corp. Class A (a)(c)           24,929         663,361
Intel Corp. (a)                         34,462         658,569
Lam Research Corp. (a)(c)               15,866         535,001
Silicon Laboratories, Inc.
  (a)(c)                                11,912         499,113
Texas Instruments, Inc. (a)             37,732         884,815
                                                 -------------
                                                     3,240,859
                                                 -------------

SOFTWARE 9.1%
Adobe Systems, Inc. (c)                 16,845         554,874
V  Microsoft Corp. (a)                 122,262       3,390,325
Oracle Corp. (a)                        72,022       1,519,664
Salesforce.com, Inc. (c)                 9,209         522,611
                                                 -------------
                                                     5,987,474
                                                 -------------

SPECIALTY RETAIL 2.0%
Best Buy Co., Inc. (a)                  17,759         678,039
Urban Outfitters, Inc. (c)              21,482         674,105
                                                 -------------
                                                     1,352,144
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS 1.5%
Coach, Inc. (a)                         29,908         986,067
                                                 -------------


TOBACCO 2.0%
Altria Group, Inc. (a)                  25,044         453,547
Lorillard, Inc.                         11,394         885,542
                                                 -------------
                                                     1,339,089
                                                 -------------

TRADING COMPANIES & DISTRIBUTORS 1.2%
Fastenal Co.                            22,845         788,152
                                                 -------------


WIRELESS TELECOMMUNICATION SERVICES 1.9%
America Movil SAB de C.V.,
  Series L, ADR (a)(b)                  12,057         532,076
American Tower Corp. Class A
  (c)                                   19,682         724,691
                                                 -------------
                                                     1,256,767
                                                 -------------
Total Common Stocks
  (Cost $68,922,068)                                79,363,055
                                                 -------------






32    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE

                                     PRINCIPAL
                                        AMOUNT           VALUE
SHORT-TERM INVESTMENT 2.9%
--------------------------------------------------------------

REPURCHASE AGREEMENT 2.9%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $1,898,330
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.105% and a
  maturity date of 3/18/10,
  with a Principal Amount of
  $1,940,000 and a Market
  Value of $1,939,224)              $1,898,328   $   1,898,328
                                                 -------------
Total Short-Term Investment
  (Cost $1,898,328)                                  1,898,328
                                                 -------------
Total Investments,
  Before Investments Sold
  Short
  (Cost $70,820,396) (e)                 123.0%     81,261,383
                                                 -------------




                                        SHARES

INVESTMENTS SOLD SHORT (23.4%)
COMMON STOCKS SOLD SHORT (22.9%)
--------------------------------------------------------------

AEROSPACE & DEFENSE (0.4%)
L-3 Communications Holdings,
  Inc.                                  (3,214)       (232,340)
                                                 -------------


BIOTECHNOLOGY (0.4%)
Biogen Idec, Inc. (c)                   (4,558)       (192,028)
Myriad Genetics, Inc. (c)               (4,035)        (97,970)
                                                 -------------
                                                      (289,998)
                                                 -------------

CAPITAL MARKETS (1.0%)
Eaton Vance Corp.                       (8,770)       (248,980)
Knight Capital Group, Inc.
  Class A (c)                          (12,243)       (206,295)
Northern Trust Corp.                    (3,708)       (186,327)
                                                 -------------
                                                      (641,602)
                                                 -------------

CHEMICALS (0.6%)
Potash Corp. of Saskatchewan            (2,118)       (196,508)
Sigma-Aldrich Corp.                     (4,480)       (232,646)
                                                 -------------
                                                      (429,154)
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES (1.5%)
Brink's Co. (The)                      (10,950)       (259,843)
Pitney Bowes, Inc.                     (17,642)       (432,229)
Stericycle, Inc. (c)                    (5,872)       (307,517)
                                                 -------------
                                                      (999,589)
                                                 -------------

COMMUNICATIONS EQUIPMENT (1.1%)
Nokia OYJ, Sponsored ADR (b)           (28,155)       (355,035)
Research In Motion, Ltd. (c)            (6,014)       (353,202)
                                                 -------------
                                                      (708,237)
                                                 -------------

DISTRIBUTORS (0.3%)
Genuine Parts Co.                       (5,842)  $    (204,412)
                                                 -------------


DIVERSIFIED CONSUMER SERVICES (0.2%)
ITT Educational Services,
  Inc. (c)                              (1,514)       (136,790)
                                                 -------------


DIVERSIFIED FINANCIAL SERVICES (0.7%)
IntercontinentalExchange,
  Inc. (c)                              (2,442)       (244,664)
Moody's Corp.                           (9,195)       (217,738)
                                                 -------------
                                                      (462,402)
                                                 -------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
AT&T, Inc.                             (10,725)       (275,311)
Verizon Communications, Inc.            (5,848)       (173,042)
                                                 -------------
                                                      (448,353)
                                                 -------------

ELECTRIC UTILITIES (0.2%)
PPL Corp.                               (4,522)       (133,128)
                                                 -------------


ELECTRICAL EQUIPMENT (0.7%)
Rockwell Automation, Inc.               (6,497)       (266,052)
Roper Industries, Inc.                  (4,376)       (221,207)
                                                 -------------
                                                      (487,259)
                                                 -------------

FOOD & STAPLES RETAILING (0.4%)
Safeway, Inc.                          (11,609)       (259,229)
                                                 -------------


FOOD PRODUCTS (1.2%)
Bunge, Ltd.                             (3,200)       (182,592)
Green Mountain Coffee
  Roasters, Inc. (c)                    (3,897)       (259,345)
H.J. Heinz Co.                          (4,297)       (172,911)
McCormick & Co., Inc.                   (4,872)       (170,569)
                                                 -------------
                                                      (785,417)
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
NuVasive, Inc. (c)                      (3,738)       (135,652)
Stryker Corp.                           (4,998)       (229,908)
                                                 -------------
                                                      (365,560)
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES (0.7%)
AmerisourceBergen Corp.                (10,789)       (238,976)
Patterson Cos., Inc. (c)                (9,332)       (238,246)
                                                 -------------
                                                      (477,222)
                                                 -------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
Panera Bread Co. Class A (c)            (3,833)       (229,904)
Yum! Brands, Inc.                       (8,835)       (291,113)
                                                 -------------
                                                      (521,017)
                                                 -------------

HOUSEHOLD PRODUCTS (0.3%)
Kimberly-Clark Corp.                    (3,764)       (230,206)
                                                 -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              33


                                        SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
INSURANCE (0.7%)
Marsh & McLennan Cos., Inc.            (10,099)  $    (236,922)
Transatlantic Holdings, Inc.            (4,618)       (233,209)
                                                 -------------
                                                      (470,131)
                                                 -------------

IT SERVICES (0.7%)
DST Systems, Inc. (c)                   (5,722)       (238,664)
Paychex, Inc.                           (6,829)       (194,012)
                                                 -------------
                                                      (432,676)
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES (0.6%)
Bio-Rad Laboratories, Inc.
  Class A (c)                           (1,868)       (166,981)
Techne Corp.                            (3,336)       (208,533)
                                                 -------------
                                                      (375,514)
                                                 -------------

MACHINERY (0.4%)
Eaton Corp.                             (4,100)       (247,845)
                                                 -------------


MEDIA (0.7%)
DIRECTV Group, Inc. (The) (c)           (7,519)       (197,750)
Omnicom Group, Inc.                     (7,112)       (243,799)
                                                 -------------
                                                      (441,549)
                                                 -------------

METALS & MINING (0.6%)
Compass Minerals
  International, Inc.                   (3,384)       (210,891)
Walter Energy, Inc.                     (3,386)       (198,081)
                                                 -------------
                                                      (408,972)
                                                 -------------

MULTILINE RETAIL (0.7%)
Family Dollar Stores, Inc.              (8,160)       (230,928)
Sears Holdings Corp. (c)                (3,616)       (245,382)
                                                 -------------
                                                      (476,310)
                                                 -------------

OIL, GAS & CONSUMABLE FUELS (1.5%)
BP PLC, Sponsored ADR (b)               (5,611)       (317,695)
Hess Corp.                              (4,347)       (237,955)
Marathon Oil Corp.                      (9,392)       (300,262)
Royal Dutch Shell PLC, ADR
  (b)                                   (2,796)       (162,615)
                                                 -------------
                                                    (1,018,527)
                                                 -------------

PHARMACEUTICALS (0.3%)
Merck & Co., Inc.                       (7,433)       (229,903)
                                                 -------------


PROFESSIONAL SERVICES (0.3%)
Dun & Bradstreet Corp.                  (2,376)       (181,906)
                                                 -------------


REAL ESTATE INVESTMENT TRUSTS (0.3%)
Plum Creek Timber Co., Inc.             (6,837)       (213,930)
                                                 -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Altera Corp.                            (9,960)       (197,108)
Linear Technology Corp.                 (8,828)       (228,469)
Novellus Systems, Inc. (c)             (11,191)       (230,311)
                                                 -------------
                                                      (655,888)
                                                 -------------

SOFTWARE (2.2%)
ANSYS, Inc. (c)                         (6,111)       (247,984)
Citrix Systems, Inc. (c)                (5,300)       (194,828)
Intuit, Inc. (c)                        (8,501)       (247,124)
Novell, Inc. (c)                       (49,949)       (204,291)
SAP A.G., Sponsored ADR (b)             (6,473)       (293,033)
Symantec Corp. (c)                     (14,751)       (259,323)
                                                 -------------
                                                    (1,446,583)
                                                 -------------

SPECIALTY RETAIL (1.1%)
Abercrombie & Fitch Co. Class
  A                                     (7,077)       (232,267)
AutoZone, Inc. (c)                      (1,284)       (173,738)
Williams-Sonoma, Inc.                  (16,075)       (301,889)
                                                 -------------
                                                      (707,894)
                                                 -------------
Total Common Stocks Sold
  Short
  (Proceeds $13,954,916)                           (15,119,543)
                                                 -------------

EXCHANGE TRADED FUND SOLD SHORT (0.5%) (D)
--------------------------------------------------------------
iShares Russell 2000 Index
  Fund                                  (5,760)       (324,576)
                                                 -------------
Total Exchange Traded Fund
  Sold Short
  (Proceeds $342,929)                                 (324,576)
                                                 -------------
Total Investments Sold Short
  (Proceeds $14,297,845)                 (23.4)%   (15,444,119)
                                                 -------------
Total Investments,
  Net of Investments Sold
  Short
  (Cost $56,522,551)                      99.6      65,817,264
Cash and Other Assets,
  Less Liabilities                         0.4         246,194
                                         -----    ------------
Net Assets                               100.0%  $  66,063,458
                                         =====    ============






+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  Security, or a portion thereof, is
     maintained in a segregated account at the Fund's custodian as collateral for securities sold short (See Note 2(J)).
(b)  ADR--American Depositary Receipt.




34    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

(c)  Non-income producing security.
(d) Exchange Traded Fund--represents a basket of securities that is traded on an exchange.
(e)  At October 31, 2009, cost is $72,443,018
     for federal income tax purposes and net
     unrealized appreciation is as follows:




Gross unrealized appreciation      $  11,257,567
Gross unrealized depreciation         (2,439,202)
                                    ============
Net unrealized appreciation        $   8,818,365
                                    ============




The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER      SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE
                                                      ASSETS        INPUTS           INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)        (LEVEL 3)          TOTAL
 Investments in Securities
 Common Stocks                                   $79,363,055    $       --    $          --    $79,363,055
 Short-Term Investment
  Repurchase Agreement                                    --     1,898,328               --      1,898,328
                                                ------------    ----------    -------------    -----------
 Total Investments in Securities                $ 79,363,055    $1,898,328              $--    $81,261,383
                                                ============    ==========    =============    ===========




LIABILITY VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE     SIGNIFICANT
                                                MARKETS FOR           OTHER      SIGNIFICANT
                                                  IDENTICAL      OBSERVABLE     UNOBSERVABLE
                                                     ASSETS          INPUTS           INPUTS
 DESCRIPTION                                      (LEVEL 1)       (LEVEL 2)        (LEVEL 3)           TOTAL
 Investments Sold Short
 Common Stocks Sold Short                      $(15,119,543)  $          --    $          --    $(15,119,543)
 Exchange Traded Funds Sold Short                  (324,576)             --               --        (324,576)
                                               ------------   -------------    -------------    ------------
 Total Investments Sold Short                  $(15,444,119)            $--              $--    $(15,444,119)
                                               ============   =============    =============    ============




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              35

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $70,820,396)      $ 81,261,383
Cash collateral on deposit at
  broker                                      788
Receivables:
  Investment securities sold            2,134,542
  Dividends and interest                   47,996
  Fund shares sold                          1,136
Other assets                               16,225
                                     ------------
     Total assets                      83,462,070
                                     ------------
LIABILITIES:
Investments sold short (proceeds
  $14,297,845)                         15,444,119
Payables:
  Investment securities purchased       1,822,824
  Manager (See Note 3)                     61,038
  Professional fees                        23,990
  Dividends on investments sold
     short                                 18,671
  Shareholder communication                17,521
  Custodian                                 4,595
  Transfer agent (See Note 3)               2,062
  Directors                                   227
  NYLIFE Distributors (See Note 3)            201
Accrued expenses                            3,364
                                     ------------
     Total liabilities                 17,398,612
                                     ------------
Net assets                           $ 66,063,458
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 800 million shares
  authorized                         $     88,402
Additional paid-in capital             71,258,525
                                     ------------
                                       71,346,927
Accumulated net realized loss on
  investments, investments sold
  short and foreign currency
  transactions                        (14,578,182)
Net unrealized appreciation on
  investments                          10,440,987
Net unrealized depreciation on
  investments sold short               (1,146,274)
                                     ------------
Net assets                           $ 66,063,458
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     93,320
                                     ============
Shares of capital stock outstanding        12,573
                                     ============
Net asset value per share
  outstanding                        $       7.42
Maximum sales charge (5.50% of
  offering price)                            0.43
                                     ------------
Maximum offering price per share
  outstanding                        $       7.85
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $    166,392
                                     ============
Shares of capital stock outstanding        22,436
                                     ============
Net asset value per share
  outstanding                        $       7.42
Maximum sales charge (5.50% of
  offering price)                            0.43
                                     ------------
Maximum offering price per share
  outstanding                        $       7.85
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $    171,672
                                     ============
Shares of capital stock outstanding        23,579
                                     ============
Net asset value and offering price
  per share outstanding              $       7.28
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 65,632,074
                                     ============
Shares of capital stock outstanding     8,781,595
                                     ============
Net asset value and offering price
  per share outstanding              $       7.47
                                     ============






36    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $ 1,295,451
  Interest                                    600
                                      -----------
     Total income                       1,296,051
                                      -----------
EXPENSES:
  Manager (See Note 3)                    663,772
  Dividends on investments sold
     short                                321,864
  Broker fees and charges on short
     sales                                199,493
  Professional fees                        51,556
  Registration                             49,344
  Shareholder communication                29,287
  Custodian                                16,081
  Transfer agent--Investor Class
     (See Note 3)                             207
  Transfer agent--Class A (See Note
     3)                                        36
  Transfer agent--Class C (See Note
     3)                                       414
  Transfer agent--Class I (See Note
     3)                                    10,993
  Directors                                 3,288
  Distribution--Class C (See Note 3)        1,111
  Distribution/Service--Investor
     Class (See Note 3)                       176
  Distribution/Service--Class A (See
     Note 3)                                  490
  Service--Class C (See Note 3)               374
  Miscellaneous                            12,442
                                      -----------
     Total expenses before waiver       1,360,928
  Expense waiver from Manager (See
     Note 3)                               (8,711)
                                      -----------
     Net expenses                       1,352,217
                                      -----------
Net investment loss                       (56,166)
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               $ 2,625,538
  Investments sold short               (5,638,684)
  Foreign currency transactions              (121)
                                      -----------
Net realized loss on investments,
  investments sold short and foreign
  currency transactions                (3,013,267)
                                      -----------
Net change in unrealized
  depreciation on:
  Investments                          19,054,827
  Investments sold short               (1,146,274)
                                      -----------
Net change in unrealized
  depreciation on investments and
  investments sold short               17,908,553
                                      -----------
Net realized and unrealized gain on
  investments, investments sold
  short and foreign currency
  transactions                         14,895,286
                                      -----------
Net increase in net assets resulting
  from operations                     $14,839,120
                                      ===========



(a) Dividends recorded net of foreign withholding taxes in the amount of $10,115.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              37

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                        2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment loss            $    (56,166)  $   (194,833)
 Net realized loss on
  investments, investments
  sold short and foreign
  currency transactions           (3,013,267)   (10,530,666)
 Net change in unrealized
  appreciation (depreciation)
  on investments and
  investments sold short          17,908,553    (10,368,003)
                                ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      14,839,120    (21,093,502)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          42,156,937     53,811,396
 Cost of shares redeemed         (37,707,421)    (4,810,969)
                                ---------------------------
    Increase in net assets
     derived from capital
     share transactions            4,449,516     49,000,427
                                ---------------------------
    Net increase in net assets    19,288,636     27,906,925

NET ASSETS:
Beginning of year                 46,774,822     18,867,897
                                ---------------------------
End of year                     $ 66,063,458   $ 46,774,822
                                ===========================






38    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED OCTOBER 31, 2009


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net increase in net assets
  resulting from operations          $  14,839,120
Adjustments to reconcile net
  increase in net assets resulting
  from operations to net cash used
  in operating activities:
  Investments purchased               (179,285,106)
  Investments sold                     168,150,903
  Purchases to cover securities
     sold short                        (67,832,549)
  Securities sold short                 76,491,710
  Purchase of short term
     investments, net                   (1,539,984)
  Increase in investment securities
     sold receivable                      (595,049)
  Increase in dividends and
     interest receivable                   (25,981)
  Increase in cash collateral on
     deposit at broker                        (788)
  Decrease in other assets                   5,702
  Increase in investment securities
     purchased payable                     200,895
  Decrease in broker fees and
     charges on short sales                (12,216)
  Increase in dividends payable for
     securities sold short                  18,671
  Decrease in professional fees
     payable                                (3,585)
  Decrease in custodian payable             (5,663)
  Increase in shareholder
     communication payable                   2,041
  Increase in due to directors                  50
  Increase in due to manager                38,994
  Increase in due to transfer agent            167
  Decrease in due to NYLIFE
     Distributors                               (3)
  Decrease in accrued expenses and
     other liabilities                        (302)
  Net change in unrealized
     (appreciation) depreciation on
     investments                       (19,054,827)
  Net realized gain from
     investments                        (2,625,538)
  Net change in unrealized
     depreciation on securities
     sold short                          1,146,274
  Net realized loss from securities
     sold short                          5,638,684
                                     -------------
Net cash used in operating
  activities                            (4,448,380)
                                     -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold               42,155,801
Payment on shares redeemed             (37,707,421)
                                     -------------
Net cash from financing activities       4,448,380
                                     -------------

NET INCREASE (DECREASE) IN CASH:                --
Cash at beginning of year                       --
                                     -------------
Cash at end of year                  $          --
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              39

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     INVESTOR CLASS                        CLASS A
                              ----------------------------    --------------------------------
                                              FEBRUARY 28,                           JUNE 29,
                                                 2008**                               2007**
                               YEAR ENDED        THROUGH          YEAR ENDED         THROUGH
                              OCTOBER 31,     OCTOBER 31,        OCTOBER 31,       OCTOBER 31,

                              ----------------------------------------------------------------
                                  2009            2008         2009       2008         2007
Net asset value at beginning
  of period                      $ 6.69          $  9.68      $ 6.68    $ 10.63       $10.00
                                 ------          -------      ------    -------       ------
Net investment loss (a)           (0.02)           (0.07)      (0.00)++   (0.10)       (0.03)
Net realized and unrealized
  gain (loss) on investments       0.75            (2.92)       0.74      (3.85)        0.66
                                 ------          -------      ------    -------       ------
Total from investment
  operations                       0.73            (2.99)       0.74      (3.95)        0.63
                                 ------          -------      ------    -------       ------
Net asset value at end of
  period                         $ 7.42          $  6.69      $ 7.42    $  6.68       $10.63
                                 ======          =======      ======    =======       ======
Total investment return (b)       10.91%          (30.89%) (c) 11.08%    (37.16%)       6.40% (c)
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment loss             (0.33%)          (1.20%)++   (0.06%)    (1.09%)      (0.91%)++
  Net expenses (excluding
     short sale expenses)          1.60%            1.60% ++    1.50%      1.50%        1.50% ++
  Expenses (including short
     sales expenses, before
     waiver)                       2.58%            2.73% ++    2.30%      2.77%        3.68% ++
  Short sale expenses              0.79%            0.69% ++    0.79%      0.70%        0.47% ++
Portfolio turnover rate             203%             311%        203%       311%         137%
Net assets at end of period
  (in 000's)                     $   93          $    60      $  166    $   239       $  477




                                           CLASS C                             CLASS I
                              --------------------------------    ---------------------------------
                                                     JUNE 29,                             JUNE 29,
                                                      2007**                               2007**
                                  YEAR ENDED         THROUGH          YEAR ENDED          THROUGH
                                 OCTOBER 31,       OCTOBER 31,        OCTOBER 31,       OCTOBER 31,

                              ---------------------------------------------------------------------
                               2009       2008         2007         2009       2008         2007
Net asset value at beginning
  of period                   $ 6.61    $ 10.61       $10.00      $  6.71    $ 10.65      $ 10.00
                              ------    -------       ------      -------    -------      -------
Net investment loss (a)        (0.06)     (0.17)       (0.05)       (0.01)     (0.07)       (0.02)
Net realized and unrealized
  gain (loss) on investments    0.73      (3.83)        0.66         0.77      (3.87)        0.67
                              ------    -------       ------      -------    -------      -------
Total from investment
  operations                    0.67      (4.00)        0.61         0.76      (3.94)        0.65
                              ------    -------       ------      -------    -------      -------
Net asset value at end of
  period                      $ 7.28    $  6.61       $10.61      $  7.47    $  6.71      $ 10.65
                              ======    =======       ======      =======    =======      =======
Total investment return (b)    10.14% (d)(37.70%)       6.10% (c)   11.33% (d)(37.00%)       6.50% (c)
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment loss          (0.96%)    (1.88%)      (1.54%)++    (0.08%)    (0.73%)      (0.56%)++
  Net expenses (excluding
     short sale expenses)       2.35%      2.32%        2.25% ++     1.25%      1.25%        1.25% ++
  Expenses (including short
     sales expenses, before
     waiver)                    3.32%      3.56%        4.43% ++     2.05%      2.28%        3.38% ++
  Short sale expenses           0.79%      0.69%        0.47% ++     0.79%      0.65%        0.47% ++
Portfolio turnover rate          203%       311%         137%         203%       311%         137%
Net assets at end of period
  (in 000's)                  $  172    $   165       $   71      $65,632    $46,311      $18,320



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





40    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY 130/30 HIGH YIELD FUND
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (800-624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL              ONE      INCEPTION
TOTAL RETURNS               YEAR    (12/14/07)
----------------------------------------------
With sales charges         40.62%       9.25%
Excluding sales charges    47.24       11.95




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                     MERRILL LYNCH
                                                       U.S. HIGH
                                 MAINSTAY 130/30     YIELD MASTER
                                    HIGH YIELD      II CONSTRAINED
                                       FUND              INDEX
                                 ---------------    --------------
12/14/07                               9450              10000
10/31/08                               8021               7508
10/31/09                              11811              11227





CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL              ONE      INCEPTION
TOTAL RETURNS               YEAR    (12/14/07)
----------------------------------------------
With sales charges         40.82%       9.38%
Excluding sales charges    47.45       12.09




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                     MERRILL LYNCH
                                                       U.S. HIGH
                                 MAINSTAY 130/30     YIELD MASTER
                                    HIGH YIELD      II CONSTRAINED
                                       FUND              INDEX
                                 ---------------    --------------
12/14/07                              23625              25000
10/31/08                              20071              18770
10/31/09                              29595              28068





CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL              ONE      INCEPTION
TOTAL RETURNS               YEAR    (12/14/07)
----------------------------------------------
With sales charges         45.11%      11.09%
Excluding sales charges    46.11       11.09




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                     MERRILL LYNCH
                                                       U.S. HIGH
                                 MAINSTAY 130/30     YIELD MASTER
                                    HIGH YIELD      II CONSTRAINED
                                       FUND              INDEX
                                 ---------------    --------------
12/14/07                              10000              10000
10/31/08                               8342               7508
10/31/09                              12188              11227



1. Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividends and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    41

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                          SINCE
AVERAGE ANNUAL                 ONE      INCEPTION
TOTAL RETURNS                  YEAR    (12/14/07)
-------------------------------------------------
                              47.79%      12.37%





(PERFORMANCE GRAPH)

                                                     MERRILL LYNCH
                                                       U.S. HIGH
                                 MAINSTAY 130/30     YIELD MASTER
                                    HIGH YIELD      II CONSTRAINED
                                       FUND              INDEX
                                 ---------------    --------------
12/14/07                              10000              10000
10/31/08                               8427               7508
10/31/09                              12454              11227





 BENCHMARK PERFORMANCE                                           ONE       SINCE
                                                                 YEAR    INCEPTION
Merrill Lynch U.S. High Yield Master II Constrained Index(3)    49.54%      6.35%
Average Lipper high current yield fund(4)                       35.59       1.89




   management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on July 31, 2010.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2.00% benchmark exposure. Total returns assume reinvestment of all dividends and capital gains. The Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper high current yield fund is representative of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



42    MainStay 130/30 High Yield Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 HIGH YIELD FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,293.00        $16.30         $1,011.00         $14.29
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,294.10        $14.75         $1,012.40         $12.93
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,287.70        $20.35         $1,007.40         $17.86
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,296.20        $12.44         $1,014.40         $10.92
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.82% for Investor Class, 2.55% for Class A, 3.53% for Class C and 2.15% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                   mainstayinvestments.com    43

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                  76.1
Yankee Bonds                                     12.9
Loan Assignments & Participations                 9.1
Foreign Bonds                                     7.6
Short-Term Investment                             2.7
Asset-Backed Securities                           2.5
Mortgage-Backed Securities                        2.4
Cash and Other Assets, Less Liabilities           1.8
Common Stock                                      0.4
Investments Sold Short                          (15.5)





See Portfolio of Investments beginning on page 48 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Ford Motor Co., 6.375%-9.98%, due
        11/15/25-2/15/47
    2.  GMAC LLC, 7.00%-8.00%, due
        2/1/12-11/1/31
    3.  Energy Future Holdings Corp.,
        6.50%-11.25%, due 11/1/17-11/15/34
    4.  CIT Group, Inc., 5.40%-5.80%, due
        4/27/11-12/20/16
    5.  Novelis, Inc., 7.25%, due 2/15/15
    6.  Nordstrom, Inc., 6.25%, due 1/15/18
    7.  Owens-Brockway Glass Container, Inc.,
        6.75%, due 12/1/14
    8.  Century Aluminum Co., 7.50%, due 8/15/14
    9.  MGM Mirage, Inc., 5.875%-7.50%, due
        2/27/14-6/1/16
   10.  Bombardier, Inc., 7.25%-8.00%, due
        11/15/14-11/15/16




TOP FIVE SHORT POSITIONS AS OF OCTOBER 31, 2009


    1.  United States Treasury Note, 3.50%, due
        2/15/18
    2.  Nordstrom, Inc., 6.25%, due 1/15/18
    3.  CCH II LLC / CCH II Capital Corp.,
        10.25%, due 10/1/13
    4.  Teck Resources, Ltd., 10.75%, due
        5/15/19
    5.  SunTrust Bank, 7.25%, due 3/15/18






44    MainStay 130/30 High Yield Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS LOUIS N. COHEN, CFA, DAN ROBERTS, PHD, MICHAEL KIMBLE, CFA, AND TAYLOR WAGENSEIL OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY 130/30 HIGH YIELD FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay 130/30 High Yield Fund returned 47.24% for Investor Class shares, 47.45% for Class A shares and 46.11% for Class C shares for the 12 months ended October 31, 2009. Over the same period, the Fund's Class I shares returned 47.79%. All share classes outperformed the 35.59% return of the average Lipper(1) high current yield fund and underperformed the 49.54% return of the Merrill Lynch U.S. High Yield Master II Constrained Index(2) for the 12 months ended October 31, 2009. The Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund's broad-based securities-market index. See page 41 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

While the Fund lagged its benchmark, it was significantly ahead of its peer group during the 12-month period ended October 31, 2009. Enhancing the Fund's performance relative to its peer group were underweight positions in the riskiest industries in November and December 2008. The Fund's later move to a more market-neutral position came in time to participate in most of the high-yield market's strong rally during the second and third quarters of 2009. At the beginning of the 12-month reporting period, the Fund had concentrations in relatively senior positions in energy that performed very well during the downturn. These included positions in exploration & production, specialty chemicals and gas distribution. In our repositioning, we lowered the Fund's allocation to chemicals and gas distribution and increased its allocation to metals & mining and airlines. In addition, we greatly increased the Fund's weighting in the financial sector, as bank downgrades in the first quarter of 2009 moved many bank securities into the high-yield market.

WHAT FACTORS PROMPTED YOU TO MAKE SIGNIFICANT DECISIONS FOR THE FUND DURING THE REPORTING PERIOD?

Leading into the 12 months ended October 31, 2009, the financial markets expected an economic depression because of excessive credit expansion. Global central banks, particularly the U.S. Federal Reserve, reacted by providing a flood of liquidity to keep the markets functioning. The apocalyptic scenario that had been "priced" into the financial markets--and specifically high-yield bonds--reached a low point in mid-December 2008. By then, even expectations of a feeble recovery would have justified higher prices. During the first quarter 2009, the markets gradually recovered on growing confidence in the Federal Reserve's ability to counter the credit crisis. The high-yield market showed a strong recovery from its severe December levels.

DURING THE REPORTING PERIOD, WHICH FUND POSITIONS WERE THE STRONGEST CONTRIBUTORS AND WHICH POSITIONS WERE PARTICULARLY WEAK?

The most significant positive contributor during the reporting period was the change from a defensive

----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Floating-rate loans are generally considered to have speculative characteristics that may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 42 for more information on Lipper Inc.

2. See footnote on page 42 for more information on the Merrill Lynch U.S. High Yield Master II Constrained Index.

                                                   mainstayinvestments.com    45
position to a beta(3) more closely in line with the Index. Issues from Ford (including Ford Motor Company and Ford Motor Credit) had the most significant positive impact on the Fund's performance during the reporting period. Ford bonds performed well as investors became increasingly concerned about the strength of General Motors and Chrysler. General Motors Acceptance Corp. (GMAC), the former financing arm of General Motors, also made a significant contribution to the Fund's performance. When we repositioned the Fund in the fourth quarter of 2008, we increased the Fund's weighting in GMAC. During the last two weeks of December, GMAC was granted bank holding-company status, which made the company eligible for government assistance. These developments sparked a rally in GMAC bonds and the high-yield market in general.

During the reporting period, the most significant detractor from the Fund's performance was an underweight in the financial sector relative to the Merrill Lynch U.S. High Yield Master II Constrained Index. The financial sector became a larger part of the high-yield market in April 2009, as a result of several bank capital-note downgrades that were included in the index. We were initially reluctant to hold these notes. They were included in the Index at prices that were difficult to obtain, and they traded with little volume in the market. This made it difficult to replicate the exposure of the Index to the financial sector. The individual issues that had the most negative impact on the Fund was automaker General Motors, which entered bankruptcy and faced a nontraditional restructuring.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The most significant purchases during the reporting period were mining company Teck Resources, bank holding company GMAC and financial company Capital One. We increased the Fund's exposure to finance companies such as GMAC and Capital One. We also increased the Fund's exposure to Teck Resources as part of our effort to increase portfolio beta.

During the reporting period, the Fund's largest sales included positions in resort-casino company MGM Mirage, financial institution Morgan Stanley and heavy-equipment rental firm United Rentals. We sold the MGM Mirage bonds after they recovered from bankruptcy concerns related to the company's CityCenter project in Las Vegas. Morgan Stanley's bonds suffered from concerns about the company's viability during last year's credit crunch. After the bonds appreciated and fears about financial companies ebbed, we sold the Fund's position to purchase other bonds that we felt might offer better upside potential. We sold United Rentals to purchase securities with a lower dollar price to increase the Fund's beta.

HOW DID THE FUND'S WEIGHTINGS RELATIVE TO
THE MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings relative to the Merrill Lynch U.S. High Yield Master II Constrained Index in banking, automotive and airlines. We increased the Fund's exposure to the banking sector to mirror changes in the benchmark Index. We also believed that the government's support for the banking sector, along with the current interest-rate environment, may provide opportunities in the sector. The increase in the automotive sector was largely because of our significant allocation to Ford, which was the Fund's largest holding and top performer for the 12 months ended October 31, 2009. We have been increasing the Fund's exposure to the airline sector in anticipa-tion of an economic recovery. We identified several securities in the sector that we found to be attractively valued.

The three largest weighting decreases relative to the Merrill Lynch U.S. High Yield Master II Constrained Index were in auto loans, health services and chemicals. The decrease in auto loans was primarily due to a reclassification of GMAC from the auto loan sector to the banking sector. We have shifted away from defensive issuers, which had a negative impact on the health service and chemical industries.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2009?

As of October 31, 2009, the Fund's most significant overweight positions relative to the Merrill Lynch U.S. High Yield Master II Constrained Index were in the metals/mining and automotive industries. Our investment process favors companies with definable recovery values, particularly those of hard asset companies, such as metals/mining and automotive.

On the same date, the Fund's most significant underweight positions relative to the benchmark were in energy (exploration and production) and

----------
3. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.


46    MainStay 130/30 High Yield Fund
non-food & drug retailers. We have been reducing the Fund's holdings in defensive issuers and as a result, we have a significant underweight to the metals/mining industry. Our investment process typically does not favor companies with small definable recovery values, such as non-food & drug retailers.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    47

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2009


                                                           PRINCIPAL
                                                              AMOUNT           VALUE
LONG-TERM BONDS 110.6%+
ASSET-BACKED SECURITIES 2.5%
------------------------------------------------------------------------------------

AIRLINES 1.0%
American Airlines Pass--Through Trust 2001-02
  6.977%, due 11/23/22                                   $   956,981   $     782,332
  6.978%, due 10/1/12                                        152,216         151,455
  7.379%, due 5/23/16                                        641,063         493,618
Continental Airlines, Inc.
  9.558%, due 3/1/21                                         882,630         723,757
                                                                       -------------
                                                                           2,151,162
                                                                       -------------

HOME EQUITY 0.7%
GSAA Home Equity Trust
  Series 2006-18, Class AV1
  0.314%, due 11/25/36 (a)                                   794,424         631,212
  Series 2007-5, Class 2A1A
  0.386%, due 5/25/37 (a)                                  1,261,732         841,163
                                                                       -------------
                                                                           1,472,375
                                                                       -------------

STUDENT LOANS ABS 0.8%
Home Equity Loan Trust
  Series 2007-FRE1, Class 2AV1
  0.374%, due 4/25/37 (a)                                  1,336,992       1,013,021
Rutland Rated Investments
  Series DRYD-1A, Class A1AL
  0.642%, due 6/20/13 (a)(b)(c)(d)                           750,000         530,107
                                                                       -------------
                                                                           1,543,128
                                                                       -------------
Total Asset-Backed Securities
  (Cost $4,479,074)                                                        5,166,665
                                                                       -------------


CORPORATE BONDS 76.1%
------------------------------------------------------------------------------------

ADVERTISING 0.3%
Lamar Media Corp.
  7.25%, due 1/1/13                                          500,000         491,250
R.H. Donnelley, Inc.
  11.75%, due 5/15/15 (b)(e)                                 341,000         194,370
                                                                       -------------
                                                                             685,620
                                                                       -------------

AEROSPACE & DEFENSE 3.2%
Alliant Techsystems, Inc.
  6.75%, due 4/1/16 (f)(g)                                 2,200,000       2,161,500
DRS Technologies, Inc.
  6.875%, due 11/1/13 (f)(g)                               2,200,000       2,256,542
L-3 Communications Corp.
  Class B
  6.375%, due 10/15/15 (f)(g)                              2,200,000       2,172,500
                                                                       -------------
                                                                           6,590,542
                                                                       -------------

AIRLINES 2.3%
American Airlines, Inc.
  7.377%, due 5/23/19                                        211,383         162,765
Continental Airlines, Inc.
  7.875%, due 7/2/18                                         345,243         281,373
  9.798%, due 4/1/21                                       1,483,795       1,224,131
Delta Air Lines, Inc.
  12.25%, due 3/15/15 (b)                                  2,235,000       2,112,075
Northwest Airlines, Inc.
  7.027%, due 11/1/19                                      1,021,791         914,503
                                                                       -------------
                                                                           4,694,847
                                                                       -------------

APPAREL 1.0%
Levi Strauss & Co.
  9.75%, due 1/15/15 (f)                                   2,000,000       2,090,000
                                                                       -------------


AUTO MANUFACTURERS 5.1%
Ford Holdings LLC
  9.30%, due 3/1/30                                        2,230,000       1,928,950
V  Ford Motor Co.
  6.375%, due 2/1/29                                         330,000         240,900
  6.625%, due 10/1/28                                      5,015,000       3,660,950
  7.125%, due 11/15/25                                       330,000         247,500
  7.45%, due 7/16/31                                         725,000         594,500
  9.98%, due 2/15/47                                       2,000,000       1,700,000
General Motors Corp.
  7.375%, due 5/23/48 (e)                                    350,000          49,000
  8.375%, due 7/15/33 (e)                                 11,275,000       1,691,250
  8.80%, due 3/1/21 (e)                                      488,000          68,320
  9.40%, due 7/15/21 (e)                                   2,000,000         280,000
                                                                       -------------
                                                                          10,461,370
                                                                       -------------

AUTO PARTS & EQUIPMENT 0.4%
Goodyear Tire & Rubber Co. (The)
  10.50%, due 5/15/16                                        845,000         914,713
                                                                       -------------


BANKS 3.0%
BAC Capital Trust XIV
  5.63%, due 12/31/49                                      1,000,000         695,000
Bank of America Corp.
  8.00%, due 12/29/49                                        504,000         453,237
Fifth Third Capital Trust IV
  6.50%, due 4/15/67                                       2,000,000       1,425,000
SunTrust Bank
  7.25%, due 3/15/18 (f)                                   2,000,000       2,103,018
Wachovia Capital Trust III
  5.80%, due 3/29/49                                       1,000,000         715,500


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of October 31, 2009, excluding short-term investment. One of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.


48    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                           PRINCIPAL
                                                              AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
Wells Fargo & Co.
  7.98%, due 3/29/49 (a)                                 $   770,000   $     720,913
                                                                       -------------
                                                                           6,112,668
                                                                       -------------


BEVERAGES 1.1%
Constellation Brands, Inc.
  8.125%, due 1/15/12 (f)(g)                               2,200,000       2,213,750
                                                                       -------------


BUILDING MATERIALS 2.2%
Nortek, Inc.
  10.00%, due 12/1/13                                      2,010,000       2,035,125
U.S. Concrete, Inc.
  8.375%, due 4/1/14                                       1,645,000       1,155,612
USG Corp.
  6.30%, due 11/15/16                                      1,625,000       1,397,500
                                                                       -------------
                                                                           4,588,237
                                                                       -------------

CHEMICALS 1.3%
Hexion U.S. Finance Corp./Hexion Nova Scotia
  Finance, ULC
  9.75%, due 11/15/14                                        500,000         425,000
Huntsman International LLC
  Series Reg S
  6.875%, due 11/15/13                                     1,000,000       1,324,486
Innophos, Inc.
  8.875%, due 8/15/14                                        820,000         828,200
                                                                       -------------
                                                                           2,577,686
                                                                       -------------

COAL 1.7%
Arch Western Finance LLC
  6.75%, due 7/1/13 (f)(g)                                 2,260,000       2,180,900
Massey Energy Co.
  6.875%, due 12/15/13                                     1,375,000       1,357,812
                                                                       -------------
                                                                           3,538,712
                                                                       -------------

COMMERCIAL SERVICES 3.2%
Avis Budget Car Rental LLC
  7.625%, due 5/15/14                                      1,005,000         904,500
Corrections Corp. of America
  6.25%, due 3/15/13 (f)(g)                                2,200,000       2,189,000
Iron Mountain, Inc.
  7.75%, due 1/15/15 (f)(g)                                2,305,000       2,333,812
United Rentals North America, Inc.
  7.00%, due 2/15/14                                         230,000         202,400
  7.75%, due 11/15/13                                      1,160,000       1,061,400
                                                                       -------------
                                                                           6,691,112
                                                                       -------------

COMPUTERS 0.5%
SunGard Data Systems, Inc.
  10.25%, due 8/15/15                                      1,030,000       1,062,188
                                                                       -------------


DIVERSIFIED FINANCIAL SERVICES 6.6%
American General Finance Corp.
  5.625%, due 8/17/11 (f)                                  2,150,000       1,813,230
American Real Estate Partners, L.P./ American Real
  Estate Finance Corp.
  4.00%, due 8/15/13 (a)(b)                                1,125,000         928,125
  7.125%, due 2/15/13                                      1,200,000       1,179,000
V  CIT Group, Inc.
  5.40%, due 2/13/12                                         690,000         452,029
  5.60%, due 4/27/11                                         485,000         315,753
  5.80%, due 7/28/11                                       1,430,000         924,521
General Electric Capital Corp.
  6.375%, due 11/15/67                                     1,000,000         867,500
V  GMAC LLC
  7.00%, due 2/1/12                                        1,000,000         951,012
  8.00%, due 11/1/31                                       3,645,000       3,094,350
HSBC Finance Capital Trust IX
  5.911%, due 11/30/35 (a)                                 1,480,000       1,169,200
SLM Corp.
  4.75%, due 3/17/14                                       1,100,000       1,295,053
Textron Financial Corp.
  5.40%, due 4/28/13                                         650,000         642,118
                                                                       -------------
                                                                          13,631,891
                                                                       -------------

ELECTRIC 2.5%
Edison Mission Energy
  7.50%, due 6/15/13                                       1,100,000       1,023,000
V  Energy Future Holdings Corp.
  6.50%, due 11/15/24                                      1,580,000         761,004
  6.55%, due 11/15/34                                      2,805,000       1,295,607
  11.25%, due 11/1/17 (h)                                  2,484,700       1,615,055
NRG Energy, Inc.
  8.50%, due 6/15/19                                         430,000         435,375
                                                                       -------------
                                                                           5,130,041
                                                                       -------------

ENTERTAINMENT 1.5%
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14                                        1,045,000         932,663
Mohegan Tribal Gaming Authority
  7.125%, due 8/15/14 (f)                                  1,000,000         700,000
  8.00%, due 4/1/12                                          200,000         170,000
Pinnacle Entertainment, Inc.
  7.50%, due 6/15/15                                       1,495,000       1,345,500
                                                                       -------------
                                                                           3,148,163
                                                                       -------------

ENVIRONMENTAL CONTROLS 1.1%
Aleris International, Inc.
  9.00%, due 12/15/14 (e)(h)                                 930,000           3,255


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              49

                                                           PRINCIPAL
                                                              AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ENVIRONMENTAL CONTROLS (CONTINUED)
Allied Waste North America, Inc.
  5.75%, due 2/15/11 (f)(g)                              $ 2,200,000   $   2,311,146
                                                                       -------------
                                                                           2,314,401
                                                                       -------------

FINANCE--AUTO LOANS 0.2%
Ford Motor Credit Co. LLC
  7.00%, due 10/1/13                                         525,000         498,030
                                                                       -------------


FOOD 1.2%
Land O'Lakes Capital Trust I
  7.45%, due 3/15/28 (b)                                     940,000         817,800
Smithfield Foods, Inc.
  7.00%, due 8/1/11                                        1,610,000       1,553,650
                                                                       -------------
                                                                           2,371,450
                                                                       -------------

FOREST PRODUCTS & PAPER 0.9%
Boise Cascade LLC
  7.125%, due 10/15/14                                     1,440,000       1,195,200
NewPage Corp.
  10.00%, due 5/1/12 (f)                                   1,000,000         655,000
                                                                       -------------
                                                                           1,850,200
                                                                       -------------

HEALTH CARE--PRODUCTS 0.6%
Bausch & Lomb, Inc.
  9.875%, due 11/1/15 (f)(g)                               1,165,000       1,205,775
                                                                       -------------


HEALTH CARE--SERVICES 1.0%
HCA, Inc.
  6.50%, due 2/15/16                                       2,200,000       2,051,500
                                                                       -------------


HOME BUILDERS 1.1%
D.R. Horton, Inc.
  5.625%, due 1/15/16                                        595,000         547,400
  6.50%, due 4/15/16                                         340,000         324,700
K Hovnanian Enterprises, Inc.
  10.625%, due 10/15/16 (b)                                1,440,000       1,432,800
                                                                       -------------
                                                                           2,304,900
                                                                       -------------

INSURANCE 2.6%
Hartford Financial Services Group, Inc.
  6.00%, due 1/15/19                                       1,450,000       1,378,717
Liberty Mutual Group, Inc.
  7.80%, due 3/7/87 (b)                                    3,000,000       2,520,000
Lincoln National Corp.
  7.00%, due 5/17/66 (a)                                   1,840,000       1,508,800
                                                                       -------------
                                                                           5,407,517
                                                                       -------------

IRON & STEEL 1.9%
California Steel Industries, Inc.
  6.125%, due 3/15/14                                      2,100,000       1,932,000
United States Steel Corp.
  7.00%, due 2/1/18                                        2,000,000       1,925,984
                                                                       -------------
                                                                           3,857,984
                                                                       -------------

LODGING 3.4%
Boyd Gaming Corp.
  7.75%, due 12/15/12 (f)                                  1,000,000         992,500
Harrah's Operating Co., Inc.
  6.50%, due 6/1/16                                        1,050,000         565,687
  10.00%, due 12/15/18 (b)                                   181,000         137,560
  10.75%, due 2/1/16                                         791,000         605,115
Mandalay Resort Group
  6.375%, due 12/15/11                                     1,330,000       1,183,700
V  MGM Mirage, Inc.
  5.875%, due 2/27/14                                        660,000         481,800
  6.625%, due 7/15/15                                      1,320,000         999,900
  7.50%, due 6/1/16                                        1,470,000       1,124,550
Wynn Las Vegas LLC
  6.625%, due 12/1/14                                        970,000         921,500
                                                                       -------------
                                                                           7,012,312
                                                                       -------------

MACHINERY--CONSTRUCTION & MINING 1.1%
Terex Corp.
  7.375%, due 1/15/14 (f)(g)                               2,200,000       2,161,500
                                                                       -------------


MEDIA 1.4%
CCH II LLC/CCH II Capital Corp.
  10.25%, due 10/1/13 (e)                                  2,000,000       2,430,000
Clear Channel Communications, Inc.
  6.875%, due 6/15/18                                        945,000         326,025
  7.25%, due 10/15/27                                        575,000         198,375
                                                                       -------------
                                                                           2,954,400
                                                                       -------------

METAL FABRICATE & HARDWARE 0.4%
Mueller Water Products, Inc.
  7.375%, due 6/1/17                                         875,000         756,875
                                                                       -------------


MINING 2.5%
V  Century Aluminum Co.
  7.50%, due 8/15/14                                       3,050,000       2,760,250
Freeport-McMoRan Copper & Gold, Inc.
  8.375%, due 4/1/17 (f)(g)                                2,200,000       2,365,000
                                                                       -------------
                                                                           5,125,250
                                                                       -------------

MISCELLANEOUS--MANUFACTURING 2.1%
American Railcar Industries, Inc.
  7.50%, due 3/1/14                                        1,485,000       1,351,350
Hexcel Corp.
  6.75%, due 2/1/15                                        1,113,000       1,079,610




50    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                           PRINCIPAL
                                                              AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MISCELLANEOUS--MANUFACTURING (CONTINUED)
RBS Global, Inc./Rexnord Corp.
  9.50%, due 8/1/14                                      $ 1,975,000   $   1,955,250
                                                                       -------------
                                                                           4,386,210
                                                                       -------------

OIL & GAS 3.3%
Chesapeake Energy Corp.
  6.875%, due 1/15/16 (f)(g)                               2,200,000       2,123,000
Frontier Oil Corp.
  6.625%, due 10/1/11 (f)(g)                               2,200,000       2,213,750
Tesoro Corp.
  6.25%, due 11/1/12 (f)(g)                                2,540,000       2,495,550
                                                                       -------------
                                                                           6,832,300
                                                                       -------------

OIL & GAS SERVICES 0.9%
Hornbeck Offshore Services
  Class B
  6.125%, due 12/1/14 (f)(g)                               2,000,000       1,850,000
                                                                       -------------


PACKAGING & CONTAINERS 3.4%
Ball Corp.
  6.875%, due 12/15/12 (f)(g)                              1,050,000       1,050,000
Crown Americas LLC / Crown Americas Capital Corp.
  7.625%, due 11/15/13 (f)(g)                              2,200,000       2,255,000
V  Owens-Brockway Glass Container, Inc.
  6.75%, due 12/1/14 (f)(g)                                2,200,000       2,194,500
Smurfit-Stone Container Enterprises, Inc.
  8.00%, due 3/15/17 (e)(f)                                2,000,000       1,540,000
                                                                       -------------
                                                                           7,039,500
                                                                       -------------

PIPELINES 1.5%

Dynegy Holdings, Inc.
  8.75%, due 2/15/12 (f)(g)                                  545,000         553,175
MarkWest Energy Partners, L.P./MarkWest Energy
  Finance Corp.
  8.50%, due 7/15/16                                         650,000         659,750
Regency Energy Partners/Regency Energy Finance
  Corp.
  8.375%, due 12/15/13                                       915,000         937,875
Williams Partners L.P./Williams Partners Finance
  Corp.
  7.50%, due 6/15/11 (f)(g)                                1,000,000       1,035,068
                                                                       -------------
                                                                           3,185,868
                                                                       -------------

REAL ESTATE INVESTMENT TRUSTS 0.7%
iStar Financial, Inc.
  5.875%, due 3/15/16                                        675,000         340,875
Ventas Realty L.P./Ventas Capital Corp.
  6.75%, due 6/1/10 (d)(f)(g)                              1,000,000       1,012,954
                                                                       -------------
                                                                           1,353,829
                                                                       -------------

RETAIL 2.9%
Inergy L.P./Inergy Finance Corp.
  6.875%, due 12/15/14                                     1,050,000       1,018,500
Neiman Marcus Group, Inc. (The)
  9.00%, due 10/15/15 (h)                                  2,107,751       1,865,360
V  Nordstrom, Inc.
  6.25%, due 1/15/18 (f)                                   3,000,000       3,168,849
                                                                       -------------
                                                                           6,052,709
                                                                       -------------

SAVINGS & LOANS 1.8%
Capital One Capital IV
  6.745%, due 2/17/37 (b)                                  2,975,000       2,394,875
Glencore Funding LLC
  6.00%, due 4/15/14 (b)                                   1,250,000       1,226,082
                                                                       -------------
                                                                           3,620,957
                                                                       -------------

TELECOMMUNICATIONS 2.4%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29                                         985,000         773,225
American Tower Corp.
  7.00%, due 10/15/17 (f)(g)                               1,100,000       1,204,500
Frontier Communications Corp.
  7.05%, due 10/1/46                                       1,140,000         877,800
MetroPCS Wireless, Inc.
  9.25%, due 11/1/14                                         160,000         161,200
Viasat, Inc.
  8.875%, due 9/15/16 (b)                                  1,900,000       1,928,500
Windstream Holding of the Midwest, Inc.
  6.75%, due 4/1/28                                           60,000          46,602
                                                                       -------------
                                                                           4,991,827
                                                                       -------------

TEXTILES 0.4%
INVISTA
  9.25%, due 5/1/12 (b)                                      710,000         717,100
                                                                       -------------


TRANSPORTATION 1.4%
Bristow Group, Inc.
  6.125%, due 6/15/13 (f)                                    100,000          96,000
KAR Holdings, Inc.
  10.00%, due 5/1/15                                       1,745,000       1,788,625
PHI, Inc.
  7.125%, due 4/15/13                                      1,100,000       1,056,000
                                                                       -------------
                                                                           2,940,625
                                                                       -------------
Total Corporate Bonds
  (Cost $143,065,052)                                                    156,974,559
                                                                       -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              51

                                                           PRINCIPAL
                                                              AMOUNT           VALUE
FOREIGN BONDS 7.6%
------------------------------------------------------------------------------------

BANKS 0.9%
HT1 Funding GmbH
  6.352%, due 7/29/49                                    $ 2,250,000   $   1,823,552
                                                                       -------------


BUILDING MATERIALS 0.2%
PERI GmbH
  5.625%, due 12/15/11                                       350,000         511,858
                                                                       -------------


DIVERSIFIED FINANCIAL SERVICES 1.2%
V  CIT Group, Inc.
  5.50%, due 12/20/16                                      2,000,000       1,969,499
General Motors Acceptance Corp. of Canada, Ltd.
  6.00%, due 5/23/12                                         405,000         551,317
                                                                       -------------
                                                                           2,520,816
                                                                       -------------

ELECTRIC 0.4%
Intergen N.V.
  8.50%, due 6/30/17                                         500,000         743,184
                                                                       -------------


HOME BUILDERS 0.6%
Taylor Wimpey PLC
  8.425%, due 5/24/19 (a)                                    826,181       1,227,151
                                                                       -------------


LEISURE TIME 1.2%
Royal Caribbean Cruises, Ltd.
  Series Reg S
  5.625%, due 1/27/14                                      1,050,000       1,297,996
TUI A.G
  5.125%, due 12/10/12                                     1,000,000       1,184,679
                                                                       -------------
                                                                           2,482,675
                                                                       -------------

MINING 0.5%
Fortescue Metals Group, Ltd.
  Series Reg S
  9.75%, due 9/1/13                                          650,000         970,922
                                                                       -------------


MISCELLANEOUS--MANUFACTURING 0.7%
V  Bombardier, Inc.
  7.25%, due 11/15/16                                      1,000,000       1,486,367
                                                                       -------------


PACKAGING & CONTAINERS 0.3%
V  Owens-Brockway Glass Container, Inc.
  6.75%, due 12/1/14                                         500,000         713,751
                                                                       -------------


SAVINGS & LOANS 0.4%
Argon Capital PLC for Royal
  Bank of Scotland
  8.162%, due 10/29/49 (a)                                 1,100,000         824,966
                                                                       -------------


TELECOMMUNICATIONS 1.2%
Softbank Corp.
  7.75%, due 10/15/13                                        600,000         874,160
TDC A/S
  6.50%, due 4/19/12                                         500,000         763,419
Virgin Media Finance PLC
  9.50%, due 8/15/16                                         500,000         772,617
                                                                       -------------
                                                                           2,410,196
                                                                       -------------
Total Foreign Bonds
  (Cost $13,553,265)                                                      15,715,438
                                                                       -------------


LOAN ASSIGNMENTS & PARTICIPATIONS 9.1% (I)
------------------------------------------------------------------------------------

AEROSPACE & DEFENSE 0.6%
BE Aerospace, Inc.
  Term Loan B
  5.75%, due 7/28/14                                         494,987         493,998
Hawker Beechcraft Acquisition Co. LLC
  Term Loan
  2.256%, due 3/26/14                                        935,079         734,037
  LC Facility Deposits
  2.283%, due 3/26/14                                         55,330          43,434
                                                                       -------------
                                                                           1,271,469
                                                                       -------------

BIOTECHNOLOGY 0.4%
Life Technologies Corp.
  Term Loan B
  5.25%, due 11/20/15                                        752,875         755,384
                                                                       -------------


CHEMICALS, PLASTICS & RUBBER 0.4%
Lyondell Chemical Co.
  Term Loan B2
  1.00%, due 12/20/14                                        723,945         409,029
  DIP Term Loan Roll-Up
  5.798%, due 2/3/10                                         267,082         252,281
  DIP Term Loan
  9.168%, due 2/3/10 (j)                                     178,346         184,945
                                                                       -------------
                                                                             846,255
                                                                       -------------

COMMERCIAL SERVICES 1.2%
Aramark Corp.
  Synthetic Letter of Credit
  0.12%, due 1/27/14                                          88,868          81,413
  Term Loan
  2.156%, due 1/27/14                                      1,354,424       1,240,803



52    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                           PRINCIPAL
                                                              AMOUNT           VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
COMMERCIAL SERVICES (CONTINUED)
World Color (USA) Corp.
  Exit Term Loan
  9.00%, due 7/23/12                                     $ 1,172,878   $   1,172,878
                                                                       -------------
                                                                           2,495,094
                                                                       -------------

COMPUTERS 0.5%
SunGard Data Systems, Inc.
  4.074%, due 2/28/16                                        984,810         952,804
                                                                       -------------


ELECTRIC 0.4%
Texas Competitive Electric
  Holdings Co. LLC
  Term Loan B1
  3.745%, due 10/10/14                                     1,088,889         843,435
                                                                       -------------


ENERGY--ALTERNATE SOURCES 0.7%
Covanta Energy Corp.
  Synthetic Letter of Credit
  0.187%, due 2/10/14                                        499,025         472,411
  Term Loan B
  1.75%, due 2/10/14                                         988,304         935,595
                                                                       -------------
                                                                           1,408,006
                                                                       -------------

ENTERTAINMENT 0.4%
Isle of Capri Casinos, Inc.
  New Delayed Draw Term Loan A
  1.993%, due 11/25/13                                       172,066         160,909
  New Delayed Draw Term Loan B
  1.993%, due 2/26/14                                        195,643         182,956
  New Term Loan B
  2.033%, due 7/25/14                                        489,108         457,392
                                                                       -------------
                                                                             801,257
                                                                       -------------

ENVIRONMENTAL CONTROLS 0.3%
Aleris International, Inc.
  USD German C1 Non Roll-Up
  4.25%, due 12/19/13                                        313,955         213,490
  USD Term loan B1 Non Roll-Up
  4.25%, due 12/19/13                                        225,783          12,418
  DIP Term Loan
  5.20%, due 2/15/10 (j)                                     165,712         167,473
  U.S. Roll-Up DIP
  12.50%, due 2/15/10                                        473,363         220,114
                                                                       -------------
                                                                             613,495
                                                                       -------------

FOREST PRODUCTS & PAPER 1.2%
Domtar Corp.
  Tranche B Term Loan
  1.62%, due 3/7/14                                        1,475,649       1,401,867
Georgia-Pacific Corp.
  New Term Loan B
  2.316%, due 12/20/12                                     1,139,124       1,095,135
                                                                       -------------
                                                                           2,497,002
                                                                       -------------

MEDIA 1.1%
Charter Communications Operating LLC
  Replacement Term Loan
  6.25%, due 4/28/13                                       2,461,187       2,231,330
                                                                       -------------


OIL & GAS 0.8%
Hercules Offshore LLC
  Term Loan B
  8.50%, due 7/11/13                                         814,966         782,876
Precision Drilling Corp.
  Tranche B-1 Term Loan
  9.25%, due 9/30/14                                         962,500         962,500
                                                                       -------------
                                                                           1,745,376
                                                                       -------------

TELECOMMUNICATIONS 0.4%
MetroPCS Wireless, Inc.
  Term Loan B
  2.661%, due 11/4/13                                        893,486         837,782
                                                                       -------------


TRANSPORTATION 0.7%
Orbitz Worldwide, Inc.
  Term Loan
  (zero coupon), due 7/25/14 (k)                             820,000         724,162
Travelport LLC
  Term Loan C
  10.50%, due 8/23/13                                        768,075         775,756
                                                                       -------------
                                                                           1,499,918
                                                                       -------------
Total Loan Assignments & Participations
  (Cost $18,691,288)                                                      18,798,607
                                                                       -------------



MORTGAGE-BACKED SECURITIES 2.4%
------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 2.4%
Banc of America Commercial
  Mortgage, Inc.
  Series 2007-2, Class A4
  5.867%, due 4/10/49 (a)                                    600,000         528,864
Bear Stearns Commercial Mortgage Securities
  Series 2006-PW14, Class A4
  5.201%, due 12/11/38                                       590,000         560,445


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              53

                                                           PRINCIPAL
                                                              AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Citigroup/Deutsche Bank Commercial Mortgage Trust
  Series 2006-CD3, Class A5
  5.617%, due 10/15/48                                   $   590,000   $     588,369
Greenpoint Mortgage Funding Trust
  Series 2007-AR2, Class 1A1
  0.374%, due 4/25/47 (a)                                  1,632,129       1,165,651
GS Mortgage Securities Corp. II
  Series 2007-GG10, Class A4
  6.00%, due 8/10/45 (a)                                     635,000         533,046
Indymac Index Mortgage Loan Trust
  Series 2004-AR4, Class 3A
  3.495%, due 8/25/34 (a)                                  1,132,718         894,651
Structured Asset Securities Corp.
  Series 2005-11H, Class A2
  5.00%, due 6/25/35 (c)                                     725,787         557,408
                                                                       -------------
Total Mortgage-Backed Securities
  (Cost $4,252,801)                                                        4,828,434
                                                                       -------------



YANKEE BONDS 12.9% (L)
------------------------------------------------------------------------------------

BANKS 1.2%
EGG Banking PLC
  6.875%, due 12/29/21                                     1,000,000       1,289,234
IKB Deutsche Industriebank A.G.
  4.50%, due 7/9/13                                        1,000,000       1,162,604
                                                                       -------------
                                                                           2,451,838
                                                                       -------------

BIOTECHNOLOGY 1.0%
FMC Finance III S.A.
  6.875%, due 7/15/17 (f)(g)                               2,100,000       2,063,250
                                                                       -------------


COMMERCIAL SERVICES 0.1%
Ashtead Holdings PLC
  8.625%, due 8/1/15 (b)                                     150,000         147,750
                                                                       -------------


ELECTRIC 0.7%
Intergen N.V.
  Series Reg S
  9.50%, due 6/30/17                                         875,000       1,486,356
                                                                       -------------


FOREST PRODUCTS & PAPER 0.4%
Norske Skogindustrier A.S.A.
  7.00%, due 6/26/17                                         905,000         905,654
                                                                       -------------


HOME BUILDERS 0.5%
Desarrolladora Homex S.A. de C.V.
  7.50%, due 9/28/15 (f)                                   1,000,000         970,000
                                                                       -------------


LEISURE TIME 0.8%
Royal Caribbean Cruises, Ltd.
  7.50%, due 10/15/27 (f)                                  2,000,000       1,610,000
                                                                       -------------


MINING 4.2%
FMG Finance Property, Ltd.
  10.00%, due 9/1/13 (b)                                     945,000         999,338
V  Novelis, Inc.
  7.25%, due 2/15/15                                       3,545,000       3,181,637
Teck Resources, Ltd.
  10.25%, due 5/15/16                                        220,000         253,550
  10.75%, due 5/15/19                                      5,000,000       4,175,000
                                                                       -------------
                                                                           8,609,525
                                                                       -------------

MISCELLANEOUS--MANUFACTURING 0.5%
V  Bombardier, Inc.
  8.00%, due 11/15/14 (b)(f)(g)                            1,050,000       1,076,250
                                                                       -------------


OIL & GAS 1.2%
Compton Petroleum Finance Corp.
  7.625%, due 12/1/13                                      1,665,000       1,227,938
Petroplus Finance, Ltd.
  6.75%, due 5/1/14 (b)                                    1,260,000       1,178,100
                                                                       -------------
                                                                           2,406,038
                                                                       -------------

OIL & GAS SERVICES 1.0%
Compagnie Generale de Geophysique
  7.50%, due 5/15/15 (f)(g)                                2,200,000       2,183,500
                                                                       -------------


TELECOMMUNICATIONS 1.3%
Nordic Telephone Co.
  8.875%, due 5/1/16 (b)                                   1,000,000       1,040,000
Satelites Mexicanos S.A. de C.V.
  9.033%, due 11/30/11 (a)                                 1,865,000       1,678,500
                                                                       -------------
                                                                           2,718,500
                                                                       -------------

Total Yankee Bonds
  (Cost $23,272,663)                                                      26,628,661
                                                                       -------------
Total Long-Term Bonds
  (Cost $207,314,143)                                                    228,112,364
                                                                       -------------




54    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                              SHARES           VALUE
COMMON STOCK 0.4%
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES 0.4%
Citigroup, Inc.                                              191,461   $     783,076
                                                                       -------------
Total Common Stock
  (Cost $318,493)                                                            783,076
                                                                       -------------

                                                           PRINCIPAL
                                                              AMOUNT

SHORT-TERM INVESTMENT 2.7%
------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 2.7%
State Street Bank and Trust Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity $5,599,664 (Collateralized
  by a United States Treasury Bill with a rate of
  0.066% and a maturity date of 2/18/10, with a
  Principal Amount of $5,715,000 and a Market
  Value of $5,713,857)                                   $ 5,599,659       5,599,659
                                                                       -------------
Total Short-Term Investment
  (Cost $5,599,659)                                                        5,599,659
                                                                       -------------
Total Investments,
  Before Investments Sold Short
  (Cost $213,232,295) (m)                                      113.7%    234,495,099
                                                                       -------------



INVESTMENTS SOLD SHORT (15.5%)
CORPORATE BONDS SOLD SHORT (8.7%)
------------------------------------------------------------------------------------

APPAREL (1.0%)
Levi Strauss & Co.
  9.75%, due 1/15/15                                      (2,000,000)     (2,090,000)
                                                                       -------------


BANKS (1.0%)
SunTrust Bank
  7.25%, due 3/15/18                                      (2,000,000)     (2,103,018)
                                                                       -------------


ENTERTAINMENT (0.8%)
Mohegan Tribal Gaming Authority
  7.125%, due 8/15/14                                     (1,000,000)       (700,000)
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                                       (1,000,000)       (985,000)
                                                                       -------------
                                                                          (1,685,000)
                                                                       -------------

FOOD (0.5%)
Dean Foods Co.
  7.00%, due 6/1/16                                       (1,000,000)       (970,000)
                                                                       -------------


FOREST PRODUCTS & PAPER (0.3%)
NewPage Corp.
  10.00%, due 5/1/12                                      (1,000,000)       (655,000)
                                                                       -------------


LODGING (1.0%)
Boyd Gaming Corp.
  7.75%, due 12/15/12                                     (2,000,000)     (1,985,000)
                                                                       -------------


MEDIA (1.8%)
CCH II LLC / CCH II Capital Corp.
  10.25%, due 10/1/13                                     (2,000,000)     (2,430,000)
Time Warner Cable, Inc.
  8.75%, due 2/14/19                                      (1,000,000)     (1,233,406)
                                                                       -------------
                                                                          (3,663,406)
                                                                       -------------

PACKAGING & CONTAINERS (0.8%)
Smurfit-Stone Container Enterprises, Inc.
  8.00%, due 3/15/17                                      (2,000,000)     (1,540,000)
                                                                       -------------


RETAIL (1.5%)
Nordstrom, Inc.
  6.25%, due 1/15/18                                      (3,000,000)     (3,168,849)
                                                                       -------------
Total Corporate Bonds Sold Short
  (Proceeds $17,212,465)                                                 (17,860,273)
                                                                       -------------


U.S. GOVERNMENT SOLD SHORT (4.4%)
------------------------------------------------------------------------------------

UNITED STATES TREASURY NOTE (4.4%)
  3.50%, due 2/15/18                                      (9,000,000)     (9,172,269)
                                                                       -------------
Total U.S. Government Sold Short
  (Proceeds $8,940,877)                                                   (9,172,269)
                                                                       -------------


YANKEE BONDS SOLD SHORT (2.4%) (L)
------------------------------------------------------------------------------------

HOME BUILDERS (0.5%)
Desarrolladora Homex S.A. de C.V.
  7.50%, due 9/28/15                                      (1,000,000)       (970,000)
                                                                       -------------


LEISURE TIME (0.8%)
Royal Caribbean Cruises, Ltd.
  7.50%, due 10/15/27                                     (2,000,000)     (1,610,000)
                                                                       -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              55

                                                           PRINCIPAL
                                                              AMOUNT           VALUE
YANKEE BONDS SOLD SHORT (CONTINUED)
MINING (1.1%)
Teck Resources, Ltd.
  10.75%, due 5/15/19                                    $(2,055,000)  $  (2,394,075)
                                                                       -------------
Total Yankee Bonds Sold Short
  (Proceeds $4,774,436)                                                   (4,974,075)
                                                                       -------------
Total Investments Sold Short
  (Proceeds $30,927,778)                                       (15.5)%   (32,006,617)
                                                                       -------------
Total Investments,
  Net of Investments Sold Short
  (Cost $182,304,517)                                           98.2     202,488,482
Cash and Other Assets,
  Less Liabilities                                               1.8       3,684,964
                                                               -----    ------------
Net Assets                                                     100.0%  $ 206,173,446
                                                               =====    ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Floating rate.  Rate shown is the rate in
     effect at October 31, 2009.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Illiquid security.  The total market
     value of these securities at October 31,
     2009 is $1,087,515, which represents 0.5%
     of the Fund's net assets.
(d)  Fair valued security. The total market
     value of these securities at October 31,
     2009 is $1,543,061, which represents 0.7%
     of the Fund's net assets.
(e)  Issue in default.
(f)  Security, or a portion thereof, is
     maintained in a segregated account at the
     Fund's custodian as collateral for
     securities sold short (See Note 2(J)).
(g)  Operationally illiquid security. The
     total market value of these securities at
     October 31, 2009 is $46,861,922, which
     represents 22.7% of the Fund's net
     assets. The Fund is unable to sell these
     securities as they are pledged collateral
     for the benefit of Lehman Brothers
     International Europe. (See Note 11).
(h)  PIK ("Payment in Kind") - interest or
     dividend payment is made with additional
     securities.
(i)  Floating Rate Loan - generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at October 31,
     2009. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.
(j)  This security has additional commitments
     and contingencies. Principal amount and
     value exclude unfunded commitment.
(k)  Non-income producing security.
(l)  Yankee Bond - dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(m)  At October 31, 2009, cost is $213,239,220
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $25,767,661
Gross unrealized depreciation        (4,511,782)
                                    -----------
Net unrealized appreciation         $21,255,879
                                    ===========







56    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS


                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE    SIGNIFICANT
                                               MARKETS FOR          OTHER     SIGNIFICANT
                                                 IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                    ASSETS         INPUTS          INPUTS
DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities
Long-Term Bonds
  Asset-Backed Securities (a)                     $     --   $  4,636,558      $  530,107    $  5,166,665
  Corporate Bonds (b)                                   --    155,961,605       1,012,954     156,974,559
  Foreign Bonds                                         --     15,715,438              --      15,715,438
  Loan Assignments & Participations                     --     18,798,607              --      18,798,607
  Mortgage-Backed Securities                            --      4,828,434              --       4,828,434
  Yankee Bonds                                          --     26,628,661              --      26,628,661
                                                  --------   ------------      ----------    ------------
Total Long-Term Bonds                                   --    226,569,303       1,543,061     228,112,364
                                                  --------   ------------      ----------    ------------
Common Stock                                       783,076             --              --         783,076
                                                  --------   ------------      ----------    ------------
Short-Term Investment
  Repurchase Agreement                                  --      5,599,659              --       5,599,659
                                                  --------   ------------      ----------    ------------
Total Investments in Securities                   $783,076   $232,168,962      $1,543,061    $234,495,099
                                                  ========   ============      ==========    ============





(a)  The level 3 security valued at $530,107 is held in Student Loans ABS within the
     Asset-Backed Securities section of the Portfolio of Investments.
(b)  The level 3 security valued at $1,012,954 is held in Real Estate Investment
     Trusts within the Corporate Bonds section of the Portfolio of Investments.


LIABILITY VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments Sold Short
  Corporate Bonds Sold Short                       $     --   $(17,860,273)       $     --    $(17,860,273)
  U.S. Government Sold Short                             --     (9,172,269)             --      (9,172,269)
  Yankee Bonds Sold Short                                --     (4,974,075)             --      (4,974,075)
                                                   --------   ------------        --------    ------------
 Total Investments Sold Short                           $--   $(32,006,617)            $--    $(32,006,617)
                                                   ========   ============        ========    ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              57

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                           CHANGE IN
                                            ACCRUED                       UNREALIZED
 INVESTMENTS IN          BALANCE AS OF    DISCOUNTS   REALIZED GAIN     APPRECIATION                               NET TRANSFERS
SECURITIES            OCTOBER 31, 2008   (PREMIUMS)          (LOSS)   (DEPRECIATION)   NET PURCHASES   NET SALES   IN TO LEVEL 3
 Long-Term Bonds
 Assets-Backed
  Securities
 Student Loans ABS            $238,828      $48,973        $     --         $242,306        $     --    $     --      $       --
                              --------      -------        --------         --------        --------    --------      ----------
 Corporate Bonds
 Real Estate
 Investment Trusts                  --           --              --            9,358              --          --       1,003,596
                              --------      -------        --------         --------        --------    --------      ----------
 Total                        $238,828      $48,973             $--         $251,664             $--         $--      $1,003,596
                              ========      =======        ========         ========        ========    ========      ==========

                                                                  CHANGE IN
                                                                 UNREALIZED
                                                               APPRECIATION
                                       BALANCE AS OF    (DEPRECIATION) FROM
 INVESTMENTS IN        NET TRANSFERS     OCTOBER 31,    INVESTMENTS HELD AT
SECURITIES            OUT OF LEVEL 3            2009   OCTOBER 31, 2009 (A)
 Long-Term Bonds
 Assets-Backed
  Securities
 Student Loans ABS          $     --      $  530,107               $242,306
                            --------      ----------               --------
 Corporate Bonds
 Real Estate
 Investment Trusts                --       1,012,954                  9,358
                            --------      ----------               --------
 Total                           $--      $1,543,061               $251,664
                            ========      ==========               ========





 (a)  Included in "Net change in unrealized appreciation (depreciation) on investments and unfunded commitments" in the Statement of Operations.





58    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $213,232,295)     $234,495,099
Cash                                    2,200,000
Cash denominated in foreign
  currencies (identified cost
  $210,230)                               213,812
Unrealized appreciation on unfunded
  commitments                               5,939
Receivables:
  Dividends and interest                4,678,138
  Fund shares sold                        782,176
  Investment securities sold                4,600
Other assets                               24,965
                                     ------------
  Total assets                        242,404,729
                                     ------------
LIABILITIES:
Investments sold short (proceeds
  $30,927,778)                         32,006,617
Payables:
  Interest on investments sold
     short                              2,225,976
  Investment securities purchased       1,589,247
  Broker fees and charges on short
     sales                                189,922
  Manager (See Note 3)                    105,343
  Shareholder communication                46,316
  Professional fees                        27,326
  Transfer agent (See Note 3)              15,862
  Custodian                                 9,009
  NYLIFE Distributors (See Note 3)          8,611
  Fund shares redeemed                      2,456
  Directors                                   569
Accrued expenses                            4,029
                                     ------------
     Total liabilities                 36,231,283
                                     ------------
Net assets                           $206,173,446
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 800 million shares
  authorized                         $    188,881
Additional paid-in capital            182,860,692
                                     ------------
                                      183,049,573
Accumulated undistributed net
  investment income                     1,556,476
Accumulated net realized gain on
  investments, investments sold
  short and foreign currency
  transactions                          1,358,815
Net unrealized appreciation on
  investments                          21,262,804
Net unrealized depreciation on
  investments sold short               (1,078,839)
Net unrealized appreciation on
  unfunded commitments                      5,939
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies        18,678
                                     ------------
Net assets                           $206,173,446
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  2,609,024
                                     ============
Shares of capital stock outstanding       240,021
                                     ============
Net asset value per share
  outstanding                        $      10.87
Maximum sales charge (4.50% of
  offering price)                            0.51
                                     ------------
Maximum offering price per share
  outstanding                        $      11.38
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 28,987,491
                                     ============
Shares of capital stock outstanding     2,658,845
                                     ============
Net asset value per share
  outstanding                        $      10.90
Maximum sales charge (4.50% of
  offering price)                            0.51
                                     ------------
Maximum offering price per share
  outstanding                        $      11.41
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  3,128,225
                                     ============
Shares of capital stock outstanding       287,551
                                     ============
Net asset value and offering price
  per share outstanding              $      10.88
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $171,448,706
                                     ============
Shares of capital stock outstanding    15,701,673
                                     ============
Net asset value and offering price
  per share outstanding              $      10.92
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              59

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest (a)                        $17,530,716
  Dividends                                 6,239
                                      -----------
     Total income                      17,536,955
                                      -----------
EXPENSES:
  Interest on investments sold short    1,786,335
  Manager (See Note 3)                  1,166,079
  Professional fees                       158,474
  Broker fees and charges on short
     sales                                 96,200
  Shareholder communication                85,550
  Transfer agent--Investor Class
     (See Note 3)                           2,511
  Transfer agent--Class A (See Note
     3)                                     5,160
  Transfer agent--Class C (See Note
     3)                                     2,304
  Transfer agent--Class I (See Note
     3)                                    52,633
  Offering (See Note 2)                    41,691
  Custodian                                29,946
  Distribution/Service--Investor
     Class (See Note 3)                     2,804
  Distribution/Service--Class A (See
     Note 3)                               24,020
  Service--Class C (See Note 3)             2,530
  Registration                             28,734
  Distribution--Class C (See Note 3)        7,590
  Directors                                 6,927
  Miscellaneous                            16,344
                                      -----------
     Total expenses before waiver       3,515,832
  Expense waiver from Manager
     (See Note 3)                         (79,357)
                                      -----------
     Net expenses                       3,436,475
                                      -----------
Net investment income                  14,100,480
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions               $ 1,324,353
  Investments sold short                   78,001
  Foreign currency transactions            62,927
                                      -----------
Net realized gain on investments,
  investments sold short and foreign
  currency transactions                 1,465,281
                                      -----------
Net change in unrealized
  appreciation
  (depreciation) on:
  Investments and unfunded
     commitments                       51,713,095
  Investments sold short               (6,153,842)
  Translation of other assets and
     liabilities in foreign
     currencies                            49,356
                                      -----------
Net change in unrealized
  depreciation on investments,
  investments sold short and foreign
  currency transactions                45,608,609
                                      -----------
Net realized and unrealized gain on
  investments, investments sold
  short and foreign currency
  transactions                         47,073,890
                                      -----------
Net increase in net assets resulting
  from operations                     $61,174,370
                                      ===========




(a) Interest recorded net of foreign withholding taxes in the amount of $9,981.



60    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2009 AND FOR THE PERIOD DECEMBER 14, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2008


                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $ 14,100,480   $  4,635,557
 Net realized gain (loss) on
  investments, investments
  sold short and foreign
  currency transactions           1,465,281       (335,144)
 Net change in unrealized
  depreciation on
  investments, investments
  sold short and foreign
  currency transactions          45,608,609    (25,400,027)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     61,174,370    (21,099,614)
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                 (111,681)        (1,149)
    Class A                        (896,213)        (7,451)
    Class C                         (87,399)          (835)
    Class I                     (11,904,568)    (3,941,587)
                               ---------------------------
 Total dividends to
 shareholders                   (12,999,861)    (3,951,022)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         56,619,077    135,397,655
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       8,826,635      1,852,288
 Cost of shares redeemed (a)    (13,974,373)    (5,671,709)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          51,471,339    131,578,234
                               ---------------------------
    Net increase in net
     assets                      99,645,848    106,527,598

NET ASSETS:
Beginning of period             106,527,598             --
                               ---------------------------
End of period                  $206,173,446   $106,527,598
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $  1,556,476   $    582,967
                               ===========================



(a) Cost of shares redeemed net of redemption fee of $4,053 and $6,116 for the year ended October 31, 2009 and for the period ended October 31, 2008, respectively.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              61

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED OCTOBER 31, 2009


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net increase in net assets
  resulting from operations          $  61,174,370
Adjustments to reconcile net
  increase in net assets resulting
  from operations to net cash used
  in operating activities:
  Investments purchased               (141,184,393)
  Investments sold                      92,077,971
  Purchases to cover securities
     sold short                         (2,975,757)
  Securities sold short                  6,187,378
  Purchase of short term
     investments, net                     (129,064)
  Amortization (accretion) of
     discount and premium, net          (2,666,358)
  Decrease in investment securities
     sold receivable                     1,101,485
  Increase in interest receivable       (1,439,958)
  Amortization of offering costs            38,703
  Increase in other assets                 (18,151)
  Decrease in investment securities
     purchased payable                  (2,291,953)
  Increase in broker fees and
     charges on short sales                 96,200
  Increase in interest payable for
     securities sold short               1,618,599
  Decrease in professional fees
     payable                                (9,896)
  Decrease in custodian payable             (2,562)
  Increase in shareholder
     communication payable                   4,552
  Increase in due to directors                 181
  Increase in due to manager                29,607
  Increase in due to transfer agent         13,931
  Increase in due to NYLIFE
     Distributors                            8,484
  Increase in accrued expenses and
     other liabilities                       1,157
  Net change in unrealized
     (appreciation) depreciation on
     investments and unfunded
     commitments                       (51,713,095)
  Net realized gain from
     investments                        (1,324,353)
  Net change in unrealized
     (appreciation) on securities
     sold short                          6,153,842
  Net realized gain from securities
     sold short                            (78,001)
                                     -------------
Net cash used in operating
  activities                           (35,327,081)
                                     -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold               55,886,036
Payment on shares redeemed             (13,971,917)
Cash distributions paid                 (4,173,226)
                                     -------------
Net cash from financing activities      37,740,893
                                     -------------

NET INCREASE IN CASH:                    2,413,812
Cash at beginning of year                       --
                                     -------------
Cash at end of year                  $   2,413,812
                                     =============



Non cash financing activities not included herein consist of reinvestment of all distributions of $8,826,635



62    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                          INVESTOR CLASS                    CLASS A
                                   ---------------------------    ---------------------------
                                                  FEBRUARY 28,                   DECEMBER 14,
                                                     2008**                         2007**
                                    YEAR ENDED       THROUGH       YEAR ENDED       THROUGH
                                   OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,

                                   ----------------------------------------------------------
                                       2009           2008            2009           2008
Net asset value at beginning
  of period                           $ 8.04         $  9.84        $  8.06         $ 10.00
                                      ------         -------        -------         -------
Net investment income (a)               0.89            0.34           0.93            0.52
Net realized and unrealized
  gain (loss) on investments            2.72           (1.76)          2.69           (2.05)
Net realized and unrealized
  gain on foreign currency
  transactions                          0.01              --           0.01              --
                                      ------         -------        -------         -------
Total from investment
  operations                            3.62           (1.42)          3.63           (1.53)
                                      ------         -------        -------         -------
Less dividends:
  From net investment income           (0.79)          (0.38)         (0.79)          (0.41)
                                      ------         -------        -------         -------
Redemption fee (a)                      0.00 ++         0.00 ++        0.00 ++         0.00 ++
                                      ------         -------        -------         -------
Net asset value at end of
  period                              $10.87         $  8.04        $ 10.90         $  8.06
                                      ======         =======        =======         =======
Total investment return (b)            47.24%         (14.84%)(c)     47.45%         (15.93%)(c)
  Ratios (to average net
     assets)/Supplemental
     Data:
  Net investment income                 9.06%           5.30% ++       9.36%           6.59% ++
  Net expenses (excluding
     short sale expenses)               1.47%           1.38% ++       1.29%           1.29% ++
  Expenses (including short
     sales expenses, before
     waiver)                            2.83%           4.20% ++       2.66%           2.86% ++
  Short sale expenses                   1.27%           1.54% ++       1.27%           1.45% ++
Portfolio turnover rate                   47%             26%            47%             26%
Net assets at end of period
  (in 000's)                          $2,609         $    21        $28,987         $   559




                                             CLASS C                        CLASS I
                                   ---------------------------    ---------------------------
                                                  DECEMBER 14,                   DECEMBER 14,
                                                     2007**                         2007**
                                    YEAR ENDED       THROUGH       YEAR ENDED       THROUGH
                                   OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,

                                   ----------------------------------------------------------
                                       2009           2008            2009           2008
Net asset value at beginning
  of period                           $ 8.05         $ 10.00        $   8.05       $  10.00
                                      ------         -------        --------       --------
Net investment income (a)               0.84            0.40            0.88           0.49
Net realized and unrealized
  gain (loss) on investments            2.70           (2.02)           2.78          (2.02)
Net realized and unrealized
  gain on foreign currency
  transactions                          0.01              --            0.01             --
                                      ------         -------        --------       --------
Total from investment
  operations:                           3.55           (1.62)           3.67          (1.53)
                                      ------         -------        --------       --------
Less dividends:
  From net investment income           (0.72)          (0.33)          (0.80)         (0.42)
                                      ------         -------        --------       --------
Redemption fee (a)                      0.00 ++         0.00 ++         0.00 ++        0.00 ++
                                      ------         -------        --------       --------
Net asset value at end of
  period                              $10.88         $  8.05        $  10.92       $   8.05
                                      ======         =======        ========       ========
Total investment return (b)            46.11%         (16.58%)(c)      47.79%        (15.73%)(c)
  Ratios (to average net
     assets)/Supplemental
     Data:
  Net investment income                 8.49%           4.79% ++        9.71%          5.91% ++
  Net expenses (excluding
     short sale expenses)               2.22%           2.12% ++        1.04%          1.04% ++
  Expenses (including short
     sales expenses, before
     waiver)                            3.58%           4.80% ++        2.38%          2.52% ++
  Short sale expenses                   1.27%           1.45% ++        1.29%          1.45% ++
Portfolio turnover rate                   47%             26%             47%            26%
Net assets at end of period
  (in 000's)                          $3,128         $    20        $171,449       $105,928



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              63

MAINSTAY 130/30 INTERNATIONAL FUND
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (9/28/07)
---------------------------------------------
With sales charges         14.67%     -21.73%
Excluding sales charges    21.35      -19.59





                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                    MAINSTAY 130/30     MSCI EAFE
                                  INTERNATIONAL FUND    (R) INDEX
                                  ------------------    ---------
9/30/07                                  9450             10000
10/31/07                                 9752             10393
10/31/08                                 4934              5547
10/31/09                                 5987              7085





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (9/28/07)
---------------------------------------------
With sales charges         15.08%     -21.68%
Excluding sales charges    21.77      -19.53





                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                    MAINSTAY 130/30     MSCI EAFE
                                  INTERNATIONAL FUND    (R) INDEX
                                  ------------------    ---------
9/30/07                                  23625            25000
10/31/07                                 24381            25982
10/31/08                                 12311            13868
10/31/09                                 14992            17712





CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (9/28/07)
---------------------------------------------
With sales charges         19.39%     -20.30%
Excluding sales charges    20.39      -20.30





                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                    MAINSTAY 130/30     MSCI EAFE
                                  INTERNATIONAL FUND    (R) INDEX
                                  ------------------    ---------
9/30/07                                  10000            10000
10/31/07                                 10310            10393
10/31/08                                  5165             5547
10/31/09                                  6219             7085




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividends and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



64    MainStay 130/30 International Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL                 ONE     INCEPTION
TOTAL RETURNS                  YEAR    (9/28/07)
------------------------------------------------
                              21.69%     -19.39%





(PERFORMANCE GRAPH)

                                   MAINSTAY 130/30     MSCI EAFE(R)
                                 INTERNATIONAL FUND        INDEX
                                 ------------------    ------------
9/30/07                                 10000              10000
10/31/07                                10320              10393
10/31/08                                 5233               5547
10/31/09                                 6368               7085





 BENCHMARK PERFORMANCE                       ONE       SINCE
                                             YEAR    INCEPTION
MSCI EAFE Index(3)                          27.71%     -15.25%
Average Lipper long/short equity fund(4)     7.90      -10.86



   The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on July 31, 2010. Additionally, effective August 1, 2009, the Fund has a voluntary agreement in place with regard to certain Share Classes. These voluntary waivers or reimbursements may be discontinued at any time.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper long/short equity fund is representative of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager's view of the market. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    65

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 INTERNATIONAL FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,298.40        $16.63         $1,010.70         $14.55
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,303.10        $15.67         $1,011.60         $13.69
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,294.40        $20.93         $1,007.00         $18.31
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,301.80        $14.79         $1,012.40         $12.93
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.87% for Investor Class, 2.70% for Class A, 3.62% for Class C and 2.55% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



66    MainStay 130/30 International Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   126.7
Short-Term Investment                             1.5
Exchange Traded Fund                              1.0
Preferred Stock                                   0.3
Convertible Preferred Stock                       0.2
Rights                                            0.0
Warrants                                          0.0
Other Liabilities in Excess of Cash and
  Other Assets                                   (0.2)
Investments Sold Short                          (29.5)





See Portfolio of Investments beginning on page 70 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  BP PLC
    2.  Banco Santander S.A.
    3.  Nestle S.A. Registered
    4.  Telefonica S.A.
    5.  Toyota Motor Corp.
    6.  HSBC Holdings PLC
    7.  GlaxoSmithKline PLC
    8.  Sanofi-Aventis
    9.  BHP Billiton, Ltd.
   10.  Roche Holding A.G.




TOP FIVE SHORT POSITIONS AS OF OCTOBER 31, 2009


    1.  Nichicon Corp.
    2.  Rakuten, Inc.
    3.  SGL Carbon SE
    4.  RHI A.G.
    5.  JM AB




                                                   mainstayinvestments.com    67

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS LUKE A. SMITH, CFA, AND ANDREW VER PLANCK, CFA, OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY 130/30 INTERNATIONAL FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay 130/30 International Fund returned 21.35% for Investor Class shares, 21.77% for Class A shares and 20.39% for Class C shares for the 12 months ended October 31, 2009. Over the same period, Class I shares returned 21.69%. All share classes outperformed the 7.90% return of the average Lipper(1) long/short equity fund and underperformed the 27.71% return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the MSCI EAFE(R) Index)(2) for the 12 months ended October 31, 2009. The MSCI EAFE(R) Index is the Fund's broad-based securities market index. See page 64 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund underperformed the MSCI EAFE(R) Index primarily because of the outperformance of stocks that had what we perceived to be weak fundamentals. In the last six months of the reporting period, stocks that reported profit losses tended to outperform stocks that were profitable during their most recent fiscal year.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

The strongest-contributing sectors to the Fund's performance relative to the MSCI EAFE(R) Index were materials, energy and consumer discretionary. The weakest sectors were consumer staples, industrials and health care. From a geographic perspective, the strongest contributors to the Fund's relative performance during the reporting period were stocks in Spain, Hong Kong and Norway. The weakest contributors were stocks in the United Kingdom, Japan and France.

DURING THE REPORTING PERIOD, WHICH STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

During the reporting period, the strongest individual contributors to the Fund's absolute performance were copper producer Kazakhmys PLC, appliance company, Electrolux AB, and oil company Singapore Petroleum Company, Ltd. The weakest-individual contributors were semiconductor equipment company Aixtron A.G., specialty chemical company Rhodia S.A., and Nordic homebuilder JM AB.

On the long side, Kazakhmys PLC and Electrolux AB were the strongest contributors. Australia & New Zealand Banking Group and commercial bank Standard Chartered PLC were the weakest long contributors.

On the short side, capacitor company Nichicon and specialty steel producer Nippon Yakin Kogyo Co., Ltd., both based in Japan, were the Fund's strongest contributors. Semiconductor equipment company Aixtron A.G. and specialty chemical company Rhodia S.A. were the weakest short contributors.

DID THE FUND MAKE ANY PURCHASES OR SALES DURING THE REPORTING PERIOD?

In late October 2009, the Fund purchased shares of food-product producer Goodman Fielder Ltd. and investment management and advisory services company Aberdeen Asset Management PLC. To fund the purchases, we sold positions in lottery services company Tatts Group Ltd. and supply-chain services and bulk commodity supplier Noble Group Ltd.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than for developed markets. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. See footnote on page 65 for more information on Lipper Inc.
2. See footnote on page 65 for more information on the MSCI EAFE(R) Index.


68    MainStay 130/30 International Fund

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund's weightings relative to the MSCI EAFE(R) Index increased in energy, financials and materials. Over the same period, the Fund's weightings decreased in consumer staples and information technology.


HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2009?

As of October 31, 2009, the Fund held overweight positions relative to the MSCI EAFE(R) Index in consumer discretionary and energy. As of the same date, the Fund held underweight positions in industrials and utilities.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    69

PORTFOLIO OF INVESTMENTS +++ OCTOBER 31, 2009



                                      SHARES           VALUE
COMMON STOCKS 126.7%+
------------------------------------------------------------

AUSTRALIA 10.6%
Australia & New Zealand
  Banking Group, Ltd.
  (Commercial Banks) (a)              14,825   $     307,729
BGP Holdings PLC
  (Diversified Financial
  Services) (b)                      106,339              14
V  BHP Billiton, Ltd.
  (Metals & Mining) (a)               47,051       1,586,118
BlueScope Steel, Ltd.
  (Metals & Mining)                    9,798          26,635
Boral, Ltd. (Construction
  Materials) (a)                      42,536         222,075
Bradken, Ltd. (Machinery)
  (a)                                 10,553          59,656
Caltex Australia, Ltd. (Oil,
  Gas & Consumable Fuels)
  (a)(c)                              39,670         366,374
Challenger Financial
  Services Group, Ltd.
  (Diversified Financial
  Services)                           66,853         225,667
Coca-Cola Amatil, Ltd.
  (Beverages) (a)                     10,860         104,013
Commonwealth Bank of
  Australia (Commercial
  Banks) (a)                          17,014         800,217
Consolidated Media Holdings,
  Ltd. (Media) (a)                    89,741         246,380
David Jones, Ltd. (Multiline
  Retail) (a)                         41,469         200,080
Downer EDI, Ltd. (Commercial
  Services & Supplies) (a)            84,374         654,683
Energy Resources of
  Australia, Ltd. (Oil, Gas
  & Consumable Fuels) (a)              1,201          25,243
Foster's Group, Ltd.
  (Beverages) (a)                     10,298          50,891
G.U.D Holdings, Ltd.
  (Household Durables)                 6,420          50,046
Goodman Fielder, Ltd. (Food
  Products)                          182,725         264,813
GWA International, Ltd.
  (Building Products) (a)                100             258
Incitec Pivot, Ltd.
  (Chemicals) (a)                    236,642         566,615
Iress Market Technology,
  Ltd. (IT Services)                  29,246         205,341
JB Hi-Fi, Ltd. (Specialty
  Retail)                             15,635         292,736
Macquarie Airports
  (Transportation
  Infrastructure) (a)                109,779         283,606
Macquarie Group, Ltd.
  (Capital Markets) (a)               14,528         653,869
Macquarie Infrastructure
  Group (Transportation
  Infrastructure) (a)                 65,263          84,889
Metcash, Ltd. (Food &
  Staples Retailing) (a)             126,586         535,548
Monadelphous Group, Ltd.
  (Construction &
  Engineering) (a)                    30,435         366,559
National Australia Bank,
  Ltd. (Commercial Banks)
  (a)                                 44,620       1,198,916
New Hope Corp, Ltd. (Oil,
  Gas & Consumable Fuels)             68,532         257,860
OZ Minerals, Ltd. (Metals &
  Mining) (c)                         37,150          40,129
Rio Tinto, Ltd. (Metals &
  Mining) (a)                         18,450       1,059,243
Sigma Pharmaceuticals, Ltd.
  (Health Care Providers &
  Services)                          194,717         164,758
TABCORP Holdings, Ltd.
  (Hotels, Restaurants &
  Leisure)                            12,781          82,259
Tatts Group, Ltd. (Hotels,
  Restaurants & Leisure) (a)          81,693         182,369
Toll Holdings, Ltd. (Air
  Freight & Logistics)                37,478         289,116
Westpac Banking Corp.
  (Commercial Banks) (a)              11,554         274,257
Whitehaven Coal, Ltd. (Oil,
  Gas & Consumable Fuels)             32,001         112,342
                                               -------------
                                                  11,841,304
                                               -------------

AUSTRIA 2.1%
Andritz A.G. (Machinery)               8,494         470,133
OMV A.G. (Oil, Gas &
  Consumable Fuels) (a)               18,176         751,907
Strabag SE (Construction &
  Engineering) (a)                     5,888         181,880
Voestalpine A.G. (Metals &
  Mining) (a)                         22,669         778,976
Zumtobel A.G. (Electrical
  Equipment) (c)                       6,339         109,893
                                               -------------
                                                   2,292,789
                                               -------------

BELGIUM 0.2%
Delhaize Group (Food &
  Staples Retailing) (a)               3,260         221,648
                                               -------------


BERMUDA 1.0%
Cafe de Coral Holdings, Ltd.
  (Hotels, Restaurants &
  Leisure)                             6,000          13,006
Hiscox, Ltd. (Insurance) (a)          63,394         332,945
Jardine Matheson Holdings,
  Ltd. (Industrial
  Conglomerates)                       8,000         239,840
Mongolia Energy Co., Ltd.
  (Oil, Gas & Consumable
  Fuels)(c)                           21,000           9,159
VTech Holdings, Ltd.
  (Communications Equipment)
  (a)                                 68,000         570,308
                                               -------------
                                                   1,165,258
                                               -------------

CAYMAN ISLANDS 0.2%
Kingboard Chemical Holdings,
  Ltd. (Electronic Equipment
  & Instruments)                      47,500         194,898
Lee & Man Paper
  Manufacturing, Ltd. (Paper
  & Forest Products)                  22,800          46,011
                                               -------------
                                                     240,909
                                               -------------



 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of October 31, 2009, excluding short-term investment. May be subject to change daily.


70    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES           VALUE
COMMON STOCKS (CONTINUED)
DENMARK 1.2%
D/S Norden (Marine) (a)               18,087   $     684,890
East Asiatic Co., Ltd. A/S
  (Food Products) (a)                  3,324         120,939
H Lundbeck A/S
  (Pharmaceuticals) (a)               17,961         348,938
SimCorp A/S (Software) (a)               839         162,582
                                               -------------
                                                   1,317,349
                                               -------------


FINLAND 1.8%
Kemira OYJ (Chemicals)                11,478         182,767
Nokia OYJ (Communications
  Equipment) (a)                      29,932         380,147
Outotec OYJ (Construction &
  Engineering) (a)                    25,259         801,809
Wartsila OYJ (Machinery) (a)          18,470         671,109
                                               -------------
                                                   2,035,832
                                               -------------

FRANCE 11.7%
AXA S.A. (Insurance) (a)               9,104         227,965
BNP Paribas S.A. (Commercial
  Banks) (a)                          19,412       1,469,808
Bouygues S.A. (Construction
  & Engineering) (a)                   8,571         405,525
CNP Assurances (Insurance)
  (a)                                  4,931         477,274
Credit Agricole S.A.
  (Commercial Banks)                  33,734         650,593
France Telecom S.A.
  (Diversified
  Telecommunication
  Services) (a)                       22,867         567,377
Gecina S.A. (Real Estate
  Investment Trusts)                   1,642         175,338
Groupe Steria SCA (IT
  Services) (a)                       12,311         369,597
Havas S.A. (Media) (a)               128,935         491,825
Nexity (Household Durables)
  (a)                                  9,349         349,190
Peugeot S.A. (Automobiles)
  (c)                                 17,012         557,170
PPR S.A. (Multiline Retail)
  (a)                                  3,834         419,562
Publicis Groupe (Media) (a)           10,302         392,669
Rallye S.A. (Food & Staples
  Retailing)                           7,653         260,615
Renault S.A. (Automobiles)
  (a)(c)                              10,729         483,154
V  Sanofi-Aventis
  (Pharmaceuticals) (a)               22,173       1,623,225
Technip S.A. (Energy
  Equipment & Services) (a)            3,579         225,587
Total S.A. (Oil, Gas &
  Consumable Fuels) (a)               25,417       1,519,950
Valeo S.A. (Auto Components)
  (c)                                  6,448         175,835
Vallourec (Machinery) (a)              5,667         898,201
Vinci S.A. (Construction &
  Engineering) (a)                     8,988         471,285
Vivendi S.A. (Media) (a)              32,181         895,799
                                               -------------
                                                  13,107,544
                                               -------------

GERMANY 9.4%
Allianz SE (Insurance) (a)             4,070         467,430
Aurubis A.G. (Metals &
  Mining) (a)                         14,335         572,127
BASF A.G. (Chemicals) (a)             23,599       1,267,626
Bayer A.G. (Pharmaceuticals)           2,668         185,442
Bijou Brigitte A.G.
  (Textiles, Apparel &
  Luxury Goods) (a)                      685         111,000
Bilfinger Berger A.G.
  (Construction &
  Engineering) (a)                    10,608         683,774
Demag Cranes A.G.
  (Machinery)                          9,340         323,837
Deutsche Bank A.G. (Capital
  Markets) (a)                        14,227       1,037,542
E.ON A.G. (Electric
  Utilities) (a)                      14,481         556,003
Gildemeister A.G.
  (Machinery)                          2,961          41,658
Hannover Rueckversicherung
  A.G. (Insurance) (a)(c)              6,933         312,619
MTU Aero Engines Holding
  A.G. (Aerospace & Defense)
  (a)                                 15,301         696,473
Muenchener
  Rueckversicherungs-
  Gesellschaft A.G.
  Registered (Insurance) (a)           6,717       1,064,030
Praktiker Bau-und
  Heimwerkermaerkte Holding
  A.G. (Specialty Retail)             23,284         283,722
RWE A.G. (Multi-Utilities)
  (a)                                  8,270         726,582
Siemens A.G. (Industrial
  Conglomerates) (a)                  13,267       1,200,164
SMA Solar Technology A.G.
  (Electrical Equipment)               3,298         316,400
ThyssenKrupp A.G. (Metals &
  Mining) (a)                         22,642         729,733
                                               -------------
                                                  10,576,162
                                               -------------

GREECE 1.0%
Hellenic Exchanges S.A.
  (Diversified Financial
  Services)                            8,314         119,172
Motor Oil Hellas Corinth
  Refineries S.A. (Oil, Gas
  & Consumable Fuels)                 12,640         224,150
National Bank of Greece S.A.
  (Commercial Banks) (a)(c)           20,437         760,625
                                               -------------
                                                   1,103,947
                                               -------------

HONG KONG 1.6%
BOC Hong Kong Holdings, Ltd.
  (Commercial Banks)                  80,500         189,040
CNOOC, Ltd. (Oil, Gas &
  Consumable Fuels) (a)              342,000         525,122
Comba Telecom Systems
  Holdings, Ltd.
  (Communications Equipment)         224,000         233,532
Guangdong Investment, Ltd.
  (Water Utilities)                   68,000          36,324
Hang Lung Group, Ltd. (Real
  Estate Management &
  Development)                        29,000         149,674
Hong Kong Exchanges and
  Clearing, Ltd.
  (Diversified Financial
  Services)                            4,700          84,658
Hopewell Holdings, Ltd.
  (Real Estate Management &
  Development) (a)                       500           1,616


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              71


                                      SHARES           VALUE
COMMON STOCKS (CONTINUED)
HONG KONG (CONTINUED)
Hysan Development Co., Ltd.
  (Real Estate Management &
  Development)                        74,000   $     219,130
Industrial and Commercial
  Bank of China Asia, Ltd.
  (Commercial Banks)                  91,000         214,402
Swire Pacific, Ltd. Class A
  (Real Estate Management &
  Development)                         3,500          43,151
Wheelock & Co, Ltd. (Real
  Estate Management &
  Development)                        10,000          32,644
                                               -------------
                                                   1,729,293
                                               -------------

ITALY 6.5%
Azimut Holding S.p.A
  (Capital Markets)                   11,936         144,565
CIR-Compagnie Industriali
  Riunite S.p.A. (Industrial
  Conglomerates) (c)                 243,471         549,639
DiaSorin S.p.A (Health Care
  Equipment & Supplies)                1,462          53,574
Enel S.p.A. (Electric
  Utilities) (a)                     179,206       1,069,420
ENI S.p.A. (Oil, Gas &
  Consumable Fuels) (a)               56,751       1,412,284
Finmeccanica S.p.A.
  (Aerospace & Defense) (a)           36,575         615,765
Intesa Sanpaolo S.p.A.
  (Commercial Banks) (c)               8,032          33,983
MediaSet S.p.A. (Media) (a)          106,323         692,772
Parmalat S.p.A (Food
  Products) (a)                      262,771         729,716
Prysmian S.p.A (Electrical
  Equipment) (a)                      32,997         582,235
Recordati S.p.A.
  (Pharmaceuticals) (a)               47,327         367,746
Telecom Italia S.p.A.
  (Diversified
  Telecommunication
  Services) (a)                       71,722          79,215
UniCredit S.p.A. (Commercial
  Banks) (a)(c)                      296,551         999,401
                                               -------------
                                                   7,330,315
                                               -------------

JAPAN 26.8%
ADEKA Corp. (Chemicals)               14,000         130,645
Aisin Seiki Co., Ltd. (Auto
  Components) (a)                     17,900         472,282
Alps Electric Co., Ltd.
  (Electronic Equipment &
  Instruments) (a)(c)                107,700         691,558
AOYAMA TRADING Co., Ltd.
  (Specialty Retail)                   8,100         132,098
Aozora Bank, Ltd.
  (Commercial Banks) (a)(c)           16,000          19,375
Astellas Pharma, Inc.
  (Pharmaceuticals) (a)               19,900         745,020
Bank of Kyoto, Ltd. (The)
  (Commercial Banks) (a)              46,000         425,174
Canon, Inc. (Office
  Electronics) (a)                     4,500         176,471
Dai Nippon Printing Co.,
  Ltd. (Commercial Services
  & Supplies) (a)                     38,000         486,741
Daiichikosho Co., Ltd.
  (Media)                              4,700          54,824
Daiwa Securities Group, Inc.
  (Capital Markets)                   18,000          98,184
Denki Kagaku Kogyo K K
  (Chemicals)                         29,000         108,893
DENSO Corp. (Auto
  Components)                         18,600         527,945
East Japan Railway Co. (Road
  & Rail) (a)                          4,600         296,906
EBARA Corp. (Machinery) (c)           10,000          45,215
EDION Corp. (Specialty
  Retail) (a)                         32,500         266,095
EXEDY Corp. (Auto
  Components) (a)                     10,200         215,297
Fuji Machine Manufacturing
  Co., Ltd. (Machinery) (a)              800          10,665
FujiI Media Holdings, Inc.
  (Media) (a)                            246         365,932
Fujikura, Ltd. (Electrical
  Equipment) (a)                     129,000         640,593
Glory, Ltd. (Machinery)               10,000         223,296
Hanwa Co., Ltd. (Trading
  Companies & Distributors)
  (a)                                 73,000         261,134
Hino Motors, Ltd.
  (Machinery) (a)(c)                  31,000         117,780
Hitachi, Ltd. (Electronic
  Equipment & Instruments)
  (a)(c)                              56,000         185,391
Honda Motor Co., Ltd.
  (Automobiles) (a)                   15,500         495,917
Hosiden Corp. (Electronic
  Equipment & Instruments)
  (a)                                 23,700         295,674
Idemitsu Kosan Co., Ltd.
  (Oil, Gas & Consumable
  Fuels)                               3,800         284,530
INPEX Corp. (Oil, Gas &
  Consumable Fuels) (a)                   66         557,240
JFE Holdings, Inc. (Metals &
  Mining)                             20,400         686,686
JTEKT Corp. (Machinery)               47,400         517,101
Kagoshima Bank, Ltd. (The)
  (Commercial Banks) (a)              21,000         157,474
Kandenko Co., Ltd.
  (Construction &
  Engineering) (a)                     6,000          37,460
KANEKA Corp. (Chemicals) (a)          41,000         271,921
Kansai Electric Power Co.,
  Inc. (The) (Electric
  Utilities) (a)                       3,100          67,397
Kao Corp. (Household
  Products) (a)                        5,000         112,759
Kayaba Industry Co., Ltd.
  (Auto Components) (c)               26,000          77,409
KDDI Corp. (Wireless
  Telecommunication
  Services) (a)                           51         274,221
KEIHIN Corp. (Auto
  Components)                          4,700          73,412
Keiyo Bank, Ltd. (The)
  (Commercial Banks) (a)              59,000         288,396
Kyocera Corp. (Electronic
  Equipment & Instruments)
  (a)                                  1,900         163,584
LINTEC Corp. (Chemicals)              14,100         255,637
Marubeni Corp. (Trading
  Companies & Distributors)
  (a)                                142,000         725,657
Marui Group Co., Ltd.
  (Multiline Retail) (a)              56,700         334,474
MINEBEA Co., Ltd.
  (Machinery)                         35,000         150,864
Miraca Holdings, Inc.
  (Health Care Equipment &
  Supplies) (a)                       18,800         616,120




72    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES           VALUE
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Mitsubishi UFJ Financial
  Group, Inc. (Commercial
  Banks) (a)                          31,300   $     172,121
MITSUI & Co., Ltd. (Trading
  Companies & Distributors)           23,100         313,851
Morinaga Milk Industry Co.,
  Ltd. (Food Products) (a)            54,000         254,358
Nippon Electric Glass Co.,
  Ltd. (Electronic Equipment
  & Instruments)                      21,000         233,761
Nippon Oil Corp. (Oil, Gas &
  Consumable Fuels) (a)               71,000         357,307
Nippon Soda Co., Ltd.
  (Chemicals) (a)                     42,000         172,638
Nippon Steel Corp. (Metals &
  Mining)                            100,000         392,157
Nippon Telegraph & Telephone
  Corp. (Diversified
  Telecommunication
  Services) (a)                       11,300         470,755
Nissan Motor Co., Ltd.
  (Automobiles) (a)(c)               113,800         849,565
Nisshin Oillio Group, Ltd.
  (The) (Food Products) (a)           64,000         339,854
Nissin Kogyo Co., Ltd. (Auto
  Components)                          3,200          48,774
Nitto Denko Corp.
  (Chemicals) (a)                     14,600         450,092
NOF Corp. (Chemicals) (a)             47,000         216,686
NTT DoCoMo, Inc. (Wireless
  Telecommunication
  Services) (a)                          568         832,297
Okinawa Electric Power Co.,
  Inc. (The) (Electric
  Utilities) (a)                       8,400         456,324
Pacific Metals Co., Ltd.
  (Metals & Mining) (a)               27,000         209,965
Rohm Co., Ltd.
  (Semiconductors &
  Semiconductor Equipment)
  (a)                                  3,400         230,028
San-In Godo Bank, Ltd. (The)
  (Commercial Banks) (a)              50,000         441,593
Sanki Engineering Co., Ltd.
  (Construction &
  Engineering)                         8,000          59,368
Seino Holdings Corp. (Road &
  Rail)                               45,000         338,944
SHIMACHU Co., Ltd.
  (Specialty Retail) (a)               9,800         234,616
Shinko Electric Industries
  Co., Ltd. (Semiconductors
  & Semiconductor Equipment)
  (a)                                 30,000         463,589
Sony Corp. (Household
  Durables)                            6,800         210,387
Sumitomo Corp. (Trading
  Companies & Distributors)
  (a)                                 14,000         139,977
Sumitomo Electric
  Industries, Ltd.
  (Electrical Equipment)              12,800         159,973
Sumitomo Mitsui Financial
  Group, Inc. (Commercial
  Banks) (a)                          16,900         593,279
Sumitomo Trust & Banking
  Co., Ltd. (The)
  (Commercial Banks) (a)             128,000         692,507
Taisho Pharmaceutical Co.,
  Ltd. (Pharmaceuticals) (a)          11,000         202,733
Takata Corp. (Auto
  Components)                          4,400          84,466
Takeda Pharmaceutical Co.,
  Ltd. (Pharmaceuticals) (a)          23,500         952,897
TDK Corp. (Electronic
  Equipment & Instruments)
  (a)                                  2,100         124,579
Toagosei Co., Ltd.
  (Chemicals) (a)                    122,000         435,061
Tokai Rika Co., Ltd. (Auto
  Components) (a)                     18,100         386,069
Tokyo Electric Power Co.,
  Inc. (The) (Electric
  Utilities) (a)                      19,600         484,475
Tokyo Gas Co., Ltd. (Gas
  Utilities) (a)                      92,000         366,917
Tokyo Ohka Kogyo Co., Ltd.
  (Chemicals)                          8,400         164,799
Tokyo Steel Manufacturing
  Co., Ltd. (Metals &
  Mining) (a)                         50,600         675,679
Tokyo Tomin Bank, Ltd. (The)
  (Commercial Banks)                   1,600          23,783
Toyo Ink Manufacturing Co.,
  Ltd. (Chemicals)                    38,000         134,666
V  Toyota Motor Corp.
  (Automobiles) (a)                   48,300       1,963,873
Toyota Tsusho Corp. (Trading
  Companies & Distributors)
  (a)                                 42,600         628,482
Tsubakimoto Chain Co.
  (Machinery)                         23,000         101,950
Tsuruha Holdings, Inc. (Food
  & Staples Retailing)                 3,600         142,376
ULVAC, Inc. (Semiconductors
  & Semiconductor Equipment)
  (a)                                 17,100         414,131
Yamazaki Baking Co., Ltd.
  (Food Products) (a)                 14,000         173,416
Yodogawa Steel Works, Ltd.
  (Metals & Mining)                   15,000          63,156
                                               -------------
                                                  29,999,721
                                               -------------

LUXEMBOURG 0.4%
Acergy S.A. (Energy
  Equipment & Services) (a)           38,600         488,744
                                               -------------


NETHERLANDS 3.5%
Aegon N.V. (Insurance)
  (a)(c)                              58,237         418,152
BinckBank N.V. (Capital
  Markets) (a)                        25,024         496,975
European Aeronautic Defence
  and Space Co. N.V.
  (Aerospace & Defense) (a)           19,560         368,023
Heineken Holding N.V.
  (Beverages) (a)                     15,716         613,020
ING Groep N.V. (Diversified
  Financial Services) (a)(c)          39,236         515,980
Koninklijke Ahold N.V. (Food
  & Staples Retailing) (a)             6,497          82,036
Koninklijke DSM N.V.
  (Chemicals) (a)                     20,630         905,947
Mediq N.V. (Health Care
  Providers & Services)                1,501          23,812
Sligro Food Group N.V. (Food
  & Staples Retailing)                 2,516          77,608


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              73


                                      SHARES           VALUE
COMMON STOCKS (CONTINUED)
NETHERLANDS (CONTINUED)
SNS Reaal (Diversified
  Financial Services) (a)(c)          16,719   $     118,889
Unilever N.V. (Food
  Products) (a)                        1,931          59,336
Unilever N.V., CVA (Food
  Products) (a)                        8,056         249,027
                                               -------------
                                                   3,928,805
                                               -------------

NEW ZEALAND 0.1%
Fisher & Paykel Healthcare
  Corp. (Health Care
  Equipment & Supplies) (a)           31,398          69,842
                                               -------------


NORWAY 1.2%
Aker Solutions ASA (Energy
  Equipment & Services)                3,600          43,445
DnB NOR ASA (Commercial
  Banks) (a)(c)                       25,200         290,249
StatoilHydro ASA (Oil, Gas &
  Consumable Fuels) (a)               20,550         487,739
TGS Nopec Geophysical Co.
  ASA (Energy Equipment &
  Services) (a)(c)                    35,600         543,087
                                               -------------
                                                   1,364,520
                                               -------------

PORTUGAL 0.9%
Jeronimo Martins SGPS S.A.
  (Food & Staples Retailing)
  (a)                                 11,025          98,161
Portugal Telecom SGPS S.A.
  Registered (Diversified
  Telecommunication
  Services) (a)                       71,246         816,251
Semapa-Sociedade de
  Investimento e Gestao,
  SGPS S.A. (Paper & Forest
  Products)                            8,802          97,423
                                               -------------
                                                   1,011,835
                                               -------------

SINGAPORE 3.0%
CapitaMall Trust (Real
  Estate Investment Trusts)           26,000          29,681
ComfortDelgro Corp., Ltd.
  (Road & Rail)                       22,000          24,173
Cosco Corp. Singapore, Ltd.
  (Machinery)                         12,000           9,675
DBS Group Holdings, Ltd.
  (Commercial Banks) (a)              81,000         754,779
Keppel Corp., Ltd.
  (Industrial Conglomerates)
  (a)                                101,000         590,197
Oversea-Chinese Banking
  Corp., Ltd. (Commercial
  Banks) (a)                         155,000         847,134
SembCorp Industries, Ltd.
  (Industrial Conglomerates)          35,000          83,907
SembCorp Marine, Ltd.
  (Machinery) (a)                    110,000         273,911
Venture Corp., Ltd.
  (Electronic Equipment &
  Instruments) (a)                   111,000         716,742
                                               -------------
                                                   3,330,199
                                               -------------

SPAIN 7.2%
Almirall S.A.
  (Pharmaceuticals)                   15,517         205,520
Banco Bilbao Vizcaya
  Argentaria S.A.
  (Commercial Banks) (a)              79,926       1,437,355
Banco Popular Espanol S.A.
  (Commercial Banks) (a)              43,785         391,772
V  Banco Santander S.A.
  (Commercial Banks) (a)             136,547       2,209,440
Bankinter S.A. (Commercial
  Banks)                              26,685         281,966
Construcciones y Auxiliar de
  Ferrocarriles S.A.
  (Machinery) (a)                        364         179,721
Endesa S.A. (Electric
  Utilities) (a)                      22,842         762,734
Obrascon Huarte Lain S.A.
  (Construction &
  Engineering) (a)                     4,431         118,224
Repsol YPF S.A. (Oil, Gas &
  Consumable Fuels) (a)                3,213          85,892
Tecnicas Reunidas S.A.
  (Energy Equipment &
  Services) (a)                        8,608         456,047
V  Telefonica S.A.
  (Diversified
  Telecommunication
  Services) (a)                       70,701       1,980,018
                                               -------------
                                                   8,108,689
                                               -------------

SWEDEN 2.8%
Alfa Laval AB (Machinery)
  (a)                                 15,200         189,565
Atlas Copco AB (Machinery)            23,728         289,898
Betsson AB (Hotels,
  Restaurants & Leisure) (c)          11,260         173,848
Boliden AB (Metals & Mining)
  (a)                                 64,045         792,407
Cardo AB (Machinery)                     865          23,417
Electrolux AB (Household
  Durables) (a)(c)                    15,453         377,596
KappAhl Holding AB
  (Specialty Retail)                  24,324         192,918
Kungsleden AB (Real Estate
  Management & Development)
  (a)                                 15,886         112,556
Peab AB (Construction &
  Engineering)                        22,237         142,033
Svenska Cellulosa AB (Paper
  & Forest Products)                  21,819         304,415
Svenska Handelsbanken Class
  A (Commercial Banks) (a)            18,619         491,449
Telefonaktiebolaget LM
  Ericsson Class B
  (Communications Equipment)           2,647          28,402
Wihlborgs Fastigheter AB
  (Real Estate Management &
  Development)                         2,042          38,725
                                               -------------
                                                   3,157,229
                                               -------------

SWITZERLAND 8.8%
Banque Cantonale Vaudoise
  (Commercial Banks)                     329         123,948
Credit Suisse Group A.G.
  (Capital Markets) (a)               25,297       1,367,306
EMS-Chemie Holding A.G.
  (Chemicals)                          1,098         122,119
Galenica Holdings A.G.
  Registered (Health Care
  Providers & Services) (a)              325         112,145




74    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES           VALUE
COMMON STOCKS (CONTINUED)
SWITZERLAND (CONTINUED)
Helvetia Holding A.G.
  (Insurance)                          1,132   $     361,922
Julius Baer Holding A.G.
  (Capital Markets)                   38,282         469,056
V  Nestle S.A. Registered
  (Food Products) (a)                 43,931       2,047,744
Novartis A.G. Registered
  (Pharmaceuticals) (a)               11,056         579,257
PSP Swiss Property A.G.
  (Real Estate Management &
  Development) (a)(c)                  8,901         499,754
V  Roche Holding A.G.,
  Genusscheine
  (Pharmaceuticals) (a)                9,860       1,582,944
Roche Holding A.G.
  (Pharmaceuticals)                      376          62,490
Sulzer A.G. (Machinery) (a)            7,967         622,822
Swiss Life Holding
  (Insurance) (a)(c)                   5,077         610,685
UBS A.G. (Capital Markets)
  (a)(c)                              11,379         191,887
Vontobel Holding A.G.
  (Capital Markets)                    1,171          37,553
Zurich Financial Services
  A.G. (Insurance) (a)                 4,791       1,101,664
                                               -------------
                                                   9,893,296
                                               -------------

UNITED KINGDOM 24.7%
Aegis Group PLC (Media)               78,651         141,995
Amlin PLC (Insurance)                 51,914         301,536
Anglo American PLC (Metals &
  Mining) (a)(c)                      23,078         838,970
Antofagasta PLC (Metals &
  Mining)                             16,991         215,144
AstraZeneca PLC
  (Pharmaceuticals) (a)               31,326       1,409,766
Aviva PLC (Insurance) (a)             42,262         266,074
BAE Systems PLC (Aerospace &
  Defense) (a)                        39,636         204,590
Barclays PLC (Commercial
  Banks) (a)(c)                      127,988         676,394
Barratt Developments PLC
  (Household Durables) (c)           146,014         323,761
BBA Aviation PLC
  (Transportation
  Infrastructure) (a)                 77,675         196,580
Beazley PLC (Insurance)               86,407         151,884
BG PLC, Sponsored ADR (Oil,
  Gas & Consumable Fuels)
  (a)(d)                              13,030         225,617
BHP Billiton PLC (Metals &
  Mining) (a)                         25,738         694,255
V  BP PLC (Oil, Gas &
  Consumable Fuels) (a)              291,319       2,736,321
British American Tobacco PLC
  (Tobacco) (a)                       43,830       1,397,716
British Insurance Holdings
  PLC (Insurance)                    125,853         430,256
Britvic PLC (Beverages)               37,475         214,655
Charter International PLC
  (Machinery) (a)                     49,709         567,015
Close Brothers Group PLC
  (Capital Markets)                   27,988         322,925
Compass Group PLC (Hotels,
  Restaurants & Leisure) (a)          78,337         498,854
Dairy Crest Group PLC (Food
  Products) (a)                       63,407         416,267
Diageo PLC (Beverages)                 6,248         102,135
Drax Group PLC (Independent
  Power Producers & Energy
  Traders) (a)                        52,010         396,930
DS Smith PLC (Containers &
  Packaging)                          48,892          93,805
Enterprise Inns PLC (Hotels,
  Restaurants & Leisure) (a)         253,244         491,698
Game Group PLC (Specialty
  Retail) (a)                        235,866         573,704
Genting Singapore PLC
  (Hotels, Restaurants &
  Leisure) (c)                        46,000          35,446
V  GlaxoSmithKline PLC
  (Pharmaceuticals) (a)               80,871       1,659,118
Go-Ahead Group PLC (Road &
  Rail)                                2,944          68,805
Halfords Group PLC
  (Specialty Retail)                   6,993          44,922
Henderson Group PLC (Capital
  Markets) (a)                        24,175          51,792
HMV Group PLC (Specialty
  Retail)                            156,941         285,913
V  HSBC Holdings PLC
  (Commercial Banks) (a)             164,570       1,819,666
IMI PLC (Machinery) (a)               41,169         291,423
Kazakhmys PLC (Metals &
  Mining) (a)(c)                      11,330         202,503
Keller Group PLC
  (Construction &
  Engineering)                        19,895         233,467
Ladbrokes PLC (Hotels,
  Restaurants & Leisure) (a)          17,230          34,415
Laird PLC (Electronic
  Equipment & Instruments)            27,063          64,805
Lloyds TSB Group PLC
  (Commercial Banks) (a)(c)          198,106         282,971
Logica PLC (IT Services) (a)         256,056         487,072
Marston's PLC (Hotels,
  Restaurants & Leisure)              64,321          91,421
National Express Group PLC
  (Road & Rail) (a)                   47,411         252,893
Next PLC (Multiline Retail)
  (a)                                 12,784         376,622
Old Mutual PLC (Insurance)
  (a)                                308,553         537,810
Rio Tinto PLC (Metals &
  Mining) (a)                          6,833         302,011
Royal Dutch Shell PLC Class
  A (Oil, Gas & Consumable
  Fuels) (a)                          37,049       1,098,776
Royal Dutch Shell PLC Class
  B (Oil, Gas & Consumable
  Fuels) (a)                          49,884       1,440,949
Sage Group PLC (The)
  (Software) (a)                     189,413         663,716
St James's Place PLC
  (Insurance) (a)                     14,720          62,983
Standard Chartered PLC
  (Commercial Banks)                   3,071          75,629
Tate & Lyle PLC (Food
  Products) (a)                      100,674         743,044
Tesco PLC (Food & Staples
  Retailing) (a)                      30,741         205,523
Tullett Prebon PLC (Capital
  Markets)                            48,899         291,327
Vedanta Resources PLC
  (Metals & Mining)                    1,251          42,974
Vodafone Group PLC (Wireless
  Telecommunication
  Services) (a)                      508,152       1,122,153


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              75


                                      SHARES           VALUE
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONTINUED)
WH Smith PLC (Specialty
  Retail) (a)                         59,654   $     493,452
WPP PLC (Media) (a)                   47,962         431,766
                                               -------------
                                                  27,684,214
                                               -------------
Total Common Stocks
  (Cost $127,274,331)                            141,999,444
                                               -------------



CONVERTIBLE PREFERRED STOCK 0.2%
------------------------------------------------------------

GERMANY 0.2%
Porsche Automobil Holding SE
  1.29% (Automobiles) (a)              3,376         258,649
                                               -------------
Total Convertible Preferred
  Stock
  (Cost $256,426)                                    258,649
                                               -------------



EXCHANGE TRADED FUND 1.0% (E)
------------------------------------------------------------

UNITED STATES 1.0%
iShares MSCI EAFE Index Fund
  (Capital Markets) (f)               20,659       1,101,125
                                               -------------
Total Exchange Traded Fund
  (Cost $1,099,963)                                1,101,125
                                               -------------



PREFERRED STOCK 0.3%
------------------------------------------------------------

GERMANY 0.3%
RWE A.G.
  8.83% (Multi-Utilities)
  (a)                                  4,804         377,528
                                               -------------
Total Preferred Stock
  (Cost $365,529)                                    377,528
                                               -------------



                                   NUMBER OF
                                      RIGHTS           VALUE

RIGHTS 0.0%++
------------------------------------------------------------

UNITED KINGDOM 0.0%++
Laird PLC
  Expires 11/9/09
  (Electronic Equipment &
  Instruments) (c)                    13,531   $       8,994
                                               -------------
Total Rights
  (Cost $11,194)                                       8,994
                                               -------------



                                   NUMBER OF
                                    WARRANTS
WARRANTS 0.0%++
------------------------------------------------------------

AUSTRALIA 0.0%++
Beach Petroleum, Ltd.
  Strike Price A$2.00
  Expires 6/30/10 (Oil, Gas
  & Consumable Fuels) (c)              3,503              47
                                               -------------
Total Warrants
  (Cost $0)                                               47
                                               -------------


                                   PRINCIPAL
                                      AMOUNT
SHORT-TERM INVESTMENT 1.5%
------------------------------------------------------------

REPURCHASE AGREEMENT 1.5%
UNITED STATES 1.5%
State Street Bank and Trust
  Co.
  0.01%, dated 10/30/09
  due 11/2/09
  Proceeds at Maturity
  $1,742,385
  (Collateralized by a
  United States Treasury
  Bill with a rate of 0.066%
  and a maturity date of
  2/18/10, with a Principal
  Amount of $1,780,000
  and a Market Value of
  $1,779,644) (Capital
  Markets)                        $1,742,384       1,742,384
                                               -------------
Total Short-Term Investment
  (Cost $1,742,384)                                1,742,384
                                               -------------
Total Investments,
  Before Investments Sold
  Short
  (Cost $130,749,827) (g)              129.7%    145,488,171
                                               -------------




                                      SHARES           VALUE
INVESTMENTS SOLD SHORT (29.5%)
COMMON STOCKS SOLD SHORT (29.5%)
------------------------------------------------------------

AUSTRALIA (2.7%)
Aquila Resources, Ltd. (Oil,
  Gas & Consumable Fuels)
  (c)                                (10,861)  $     (80,656)
Campbell Brothers, Ltd.
  (Professional Services)             (3,715)        (96,944)
Crane Group, Ltd. (Building
  Products)                          (14,900)       (121,247)
CSR, Ltd. (Industrial
  Conglomerates)                    (185,896)       (322,119)
DUET Group (Multi-Utilities)        (264,419)       (404,629)
Gunns, Ltd. (Paper & Forest
  Products)                         (246,271)       (226,114)
Iluka Resources, Ltd.
  (Metals & Mining) (c)             (139,440)       (439,309)
Karoon Gas Australia, Ltd.
  (Oil, Gas & Consumable
  Fuels) (c)                         (31,657)       (218,565)
Macarthur Coal, Ltd. (Metals
  & Mining)                          (13,974)       (108,051)




76    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
AUSTRALIA (CONTINUED)
Newcrest Mining, Ltd.
  (Metals & Mining)                       (4)  $        (116)
Pacific Brands, Ltd.
  (Distributors) (c)                 (73,649)        (87,841)
Paladin Energy, Ltd. (Oil,
  Gas & Consumable Fuels)
  (c)                                   (225)           (843)
Pharmaxis, Ltd.
  (Pharmaceuticals) (c)              (18,189)        (41,423)
Primary Health Care, Ltd.
  (Health Care Providers &
  Services)                          (16,612)        (91,215)
Riversdale Mining, Ltd.
  (Oil, Gas & Consumable
  Fuels) (c)                         (76,503)       (371,867)
Sino Gold, Ltd. (Metals &
  Mining) (c)                        (54,630)       (327,015)
Transfield Services, Ltd.
  (Commercial Services &
  Supplies)                          (14,351)        (55,418)
                                               -------------
                                                  (2,993,372)
                                               -------------

AUSTRIA (1.4%)
Intercell A.G.
  (Biotechnology) (c)                (10,839)       (419,518)
RHI A.G. (Construction
  Materials) (c)                     (16,480)       (458,378)
Schoeller-Bleckmann Oilfield
  Equipment A.G. (Energy
  Equipment & Services)               (9,054)       (423,580)
Wienerberger A.G. (Building
  Products) (c)                      (17,546)       (318,122)
                                               -------------
                                                  (1,619,598)
                                               -------------

BELGIUM (0.4%)
AGFA-Gevaert N.V. (Health
  Care Technology) (c)               (56,334)       (340,735)
RHJ International
  (Diversified Financial
  Services) (c)                       (8,677)        (63,337)
Sofina S.A. (Diversified
  Financial Services)                   (582)        (54,508)
                                               -------------
                                                    (458,580)
                                               -------------

BERMUDA (0.2%)
Seadrill, Ltd. (Energy
  Equipment & Services) (c)          (11,800)       (246,473)
                                               -------------

CAYMAN ISLANDS (0.1%)
Belle International
  Holdings, Ltd. (Specialty
  Retail)                            (55,000)        (56,702)
                                               -------------


CYPRUS (0.1%)
Songa Offshore SE (Energy
  Equipment & Services) (c)          (31,500)       (158,438)
                                               -------------


DENMARK (0.2%)
ALK-Abello A/S
  (Pharmaceuticals)                   (1,583)       (134,753)
Torm A/S (Oil, Gas &
  Consumable Fuels)                   (8,543)        (92,065)
                                               -------------
                                                    (226,818)
                                               -------------

FINLAND (1.0%)
Amer Sports OYJ (Leisure
  Equipment & Products)              (13,890)       (121,830)
Nokian Renkaat OYJ (Auto
  Components)                        (17,566)       (375,874)
Ramirent OYJ (Trading
  Companies & Distributors)
  (c)                                (17,804)       (177,645)
Ruukki Group OYJ (Industrial
  Conglomerates) (c)                 (59,559)       (191,077)
Talvivaara Mining Co. PLC
  (Metals & Mining) (c)               (3,562)        (20,987)
Uponor OYJ (Building
  Products)                          (14,714)       (267,642)
                                               -------------
                                                  (1,155,055)
                                               -------------

FRANCE (1.9%)
Carbone Lorraine S.A.
  (Electrical Equipment)              (3,047)       (104,839)
JC Decaux S.A. (Media) (c)           (11,137)       (225,687)
NicOx S.A. (Biotechnology)
  (c)                                 (4,696)        (51,624)
Rexel S.A. (Trading
  Companies & Distributors)
  (c)                                 (3,870)        (51,827)
Rhodia S.A. (Chemicals) (c)          (13,161)       (195,040)
Sechilienne S.A.
  (Independent Power
  Producers & Energy
  Traders)                            (2,178)        (88,305)
Teleperformance
  (Professional Services)             (8,449)       (272,055)
UbiSoft Entertainment S.A.
  (Software) (c)                     (26,209)       (414,633)
Wendel (Industrial
  Conglomerates)                      (7,505)       (418,596)
Zodiac Aerospace (Aerospace
  & Defense)                          (9,792)       (331,439)
                                               -------------
                                                  (2,154,045)
                                               -------------

GERMANY (2.6%)
Baywa-Bayerische Warenvermit
  (Trading Companies &
  Distributors)                       (2,035)        (66,065)
Fielmann A.G. (Specialty
  Retail)                             (2,440)       (180,116)
Freenet A.G. (Wireless
  Telecommunication
  Services) (c)                      (32,518)       (429,261)
Gerresheimer A.G. (Life
  Sciences Tools & Services)         (11,850)       (336,574)
Heidelberger Druckmaschinen
  A.G. (Machinery) (c)               (17,158)       (126,505)
Kloeckner & Co. SE (Trading
  Companies & Distributors)
  (c)                                (18,994)       (417,331)
Kontron A.G. (Semiconductors
  & Semiconductor Equipment)         (10,109)       (119,908)
Nordex A.G. (Electrical
  Equipment) (c)                      (3,296)        (53,793)
QIAGEN N.V. (Life Sciences
  Tools & Services) (c)              (16,165)       (335,428)
SGL Carbon SE (Electrical
  Equipment) (c)                     (12,067)       (463,495)
Sky Deutschland A.G. (Media)
  (c)                                (42,260)       (176,625)
Symrise (Chemicals)                     (536)         (9,868)
Wirecard A.G. (IT Services)          (13,108)       (170,720)
                                               -------------
                                                  (2,885,689)
                                               -------------

HONG KONG (0.8%)
China Everbright, Ltd.
  (Diversified Financial
  Services)                         (126,000)       (304,343)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              77


                                      SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
HONG KONG (CONTINUED)
China Insurance
  International Holdings
  Co., Ltd. (Insurance) (c)          (23,000)  $     (81,611)
China Merchants Holdings
  International Co., Ltd.
  (Transportation
  Infrastructure)                    (96,000)       (314,624)
Citic Pacific, Ltd.
  (Industrial Conglomerates)         (61,000)       (158,989)
                                               -------------
                                                    (859,567)
                                               -------------

ITALY (1.0%)
Arnoldo Mondadori Editore
  S.p.A (Media) (c)                  (42,546)       (195,822)
Exor S.p.A (Diversified
  Financial Services)                (20,274)       (401,894)
Geox S.p.A. (Textiles,
  Apparel & Luxury Goods)            (56,978)       (437,706)
Saras S.p.A (Oil, Gas &
  Consumable Fuels)                  (36,363)       (118,399)
                                               -------------
                                                  (1,153,821)
                                               -------------

JAPAN (6.9%)
Advantest Corp.
  (Semiconductors &
  Semiconductor Equipment)            (4,300)        (98,406)
CAPCOM Co., Ltd. (Software)           (9,300)       (159,933)
Cedyna Financial Corp.
  (Consumer Finance) (c)            (122,600)       (247,883)
Century Tokyo Leasing Corp.
  (Diversified Financial
  Services)                           (9,100)       (103,824)
Chiyoda Corp. (Construction
  & Engineering)                     (51,000)       (383,569)
Chuo Mitsui Trust Holdings,
  Inc. (Commercial Banks)           (115,000)       (435,650)
Daido Steel Co., Ltd.
  (Metals & Mining)                  (38,000)       (133,400)
Daiseki Co., Ltd.
  (Commercial Services &
  Supplies)                          (12,500)       (249,403)
Ehime Bank, Ltd. (The)
  (Commercial Banks)                  (1,000)         (2,755)
Hamamatsu Photonics KK
  (Electronic Equipment &
  Instruments)                        (3,500)        (89,041)
Hitachi Zosen Corp.
  (Machinery) (c)                    (80,000)       (106,649)
Hogy Medical Co., Ltd.
  (Health Care Equipment &
  Supplies)                           (1,400)        (75,743)
Horiba, Ltd. (Electronic
  Equipment & Instruments)           (14,000)       (345,276)
Iseki & Co., Ltd.
  (Machinery) (c)                    (34,000)       (129,934)
Japan Securities Finance
  Co., Ltd. (Diversified
  Financial Services)                (23,800)       (173,447)
Maruha Nichiro Holdings,
  Inc. (Food Products)               (65,000)        (96,762)
MEGMILK SNOW BRAND Co., Ltd.
  (Food Products) (c)                   (500)         (9,859)
Meidensha Corp. (Machinery)          (18,000)        (92,784)
MISUMI Group, Inc. (Trading
  Companies & Distributors)           (9,200)       (160,462)
Mizuho Trust & Banking Co.,
  Ltd. (Commercial Banks)
  (c)                               (255,000)       (249,292)
Monex Group, Inc. (Capital
  Markets)                              (282)       (115,131)
Nabtesco Corp. (Machinery)           (34,000)       (402,644)
Nanto Bank, Ltd. (The)
  (Commercial Banks)                 (11,000)        (60,856)
NGK Insulators, Ltd.
  (Machinery)                        (13,000)       (301,116)
Nichi-iko Pharmaceutical
  Co., Ltd.
  (Pharmaceuticals)                   (4,000)       (119,536)
Nichicon Corp. (Electronic
  Equipment & Instruments)           (46,200)       (472,701)
Nippon Denko Co., Ltd.
  (Metals & Mining)                  (56,000)       (408,732)
Nippon Signal Co., Ltd.
  (Electrical Equipment)             (20,100)       (185,336)
Nishimatsuya Chain Co., Ltd.
  (Specialty Retail)                 (21,800)       (220,628)
Rakuten, Inc. (Internet &
  Catalog Retail)                       (671)       (465,149)
Sankyu, Inc. (Road & Rail)           (16,000)        (71,455)
Shochiku Co., Ltd. (Media)            (5,000)        (44,215)
Sotetsu Holdings, Inc. (Road
  & Rail)                            (19,000)        (82,108)
Sugi Holdings Co., Ltd.
  (Food & Staples Retailing)         (16,300)       (357,816)
Takasago Thermal Engineering
  Co., Ltd. (Building
  Products)                           (7,000)        (56,457)
Tokai Carbon Co., Ltd.
  (Chemicals)                        (64,000)       (319,947)
Tomy Co., Ltd. (Leisure
  Equipment & Products)              (12,600)       (112,541)
Towa Pharmaceutical Co.,
  Ltd. (Pharmaceuticals)              (1,600)        (78,387)
Toyobo Co., Ltd. (Textiles,
  Apparel & Luxury Goods)            (70,000)       (110,426)
Wacom Co,. Ltd/Japan
  (Computers & Peripherals)             (131)       (299,794)
Yoshinoya Holdings Co., Ltd.
  (Hotels, Restaurants &
  Leisure)                               (65)        (76,615)
                                               -------------
                                                  (7,705,662)
                                               -------------

NETHERLANDS (0.6%)
Arcadis N.V. (Construction &
  Engineering)                        (2,200)        (44,161)
Crucell N.V. (Biotechnology)
  (c)                                (21,958)       (439,477)
OCE N.V. (Office
  Electronics) (c)                   (27,440)       (174,128)
                                               -------------
                                                    (657,766)
                                               -------------

NORWAY (0.9%)
Renewable Energy Corp. A/S
  (Electrical Equipment) (c)         (15,300)        (91,866)
Schibsted ASA (Media) (c)            (13,100)       (216,087)
Sevan Marine ASA (Energy
  Equipment & Services) (c)         (255,000)       (413,725)




78    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
NORWAY (CONTINUED)
Tandberg ASA (Communications
  Equipment)                          (2,200)  $     (59,055)
Tomra Systems ASA
  (Commercial Services &
  Supplies)                          (34,000)       (171,606)
                                               -------------
                                                    (952,339)
                                               -------------

PORTUGAL (0.3%)
Zon Multimedia Servicos de
  Telecomunicacoes e
  Multimedia SGPS S.A.
  (Media)                            (52,136)       (331,380)
                                               -------------


SINGAPORE (0.6%)
CapitaLand, Ltd. (Real
  Estate Management &
  Development)                       (43,000)       (127,017)
Hong Leong Finance, Ltd.
  (Consumer Finance)                 (11,000)        (21,583)
Hyflux, Ltd. (Water
  Utilities)                         (58,000)       (127,459)
Parkway Holdings, Ltd.
  (Health Care Providers &
  Services)                         (137,000)       (248,282)
SMRT Corp, Ltd. (Road &
  Rail)                             (162,000)       (194,185)
                                               -------------
                                                    (718,526)
                                               -------------

SPAIN (0.6%)
Cintra Concesiones de
  Infraestructuras de
  Transporte S.A.
  (Transportation
  Infrastructure)                    (40,744)       (420,626)
Grifols S.A. (Biotechnology)         (15,176)       (245,783)
                                               -------------
                                                    (666,409)
                                               -------------

SWEDEN (0.9%)
Axis Communications AB
  (Communications Equipment)         (20,956)       (228,995)
Intrum Justitia AB
  (Commercial Services &
  Supplies)                          (12,712)       (159,522)
JM AB (Household Durables)
  (c)                                (29,506)       (448,274)
Lindab International AB
  (Building Products)                 (5,286)        (57,017)
Nobia AB (Household
  Durables) (c)                         (964)         (6,049)
SAAB AB (Aerospace &
  Defense)                            (7,904)       (105,037)
Trelleborg AB (Machinery)
  (c)                                 (7,273)        (45,121)
                                               -------------
                                                  (1,050,015)
                                               -------------

SWITZERLAND (2.4%)
Barry Callebaut A.G. (Food
  Products) (c)                         (214)       (119,735)
Basilea Pharmaceutica
  Registered (Biotechnology)
  (c)                                 (4,779)       (395,960)
BKW FMB Energie A.G.
  (Electric Utilities)                (1,433)       (118,032)
Bucher Industries A.G.
  (Machinery)                           (586)        (61,747)
Dufry Group (Specialty
  Retail) (c)                           (858)        (54,362)
Georg Fischer A.G.
  (Machinery) (c)                       (664)       (174,754)
Kaba Holding A.G. (Building
  Products)                             (477)       (110,520)
Kudelski S.A. (Electronic
  Equipment & Instruments)            (1,774)        (36,314)
Lindt & Spruengli A.G. (Food
  Products)                              (80)       (238,700)
Logitech International S.A.
  (Computers & Peripherals)
  (c)                                (12,160)       (208,732)
Lonza Group A.G. (Life
  Sciences Tools & Services)          (2,844)       (221,637)
Meyer Burger Technology A.G.
  (Machinery) (c)                     (2,008)       (438,632)
Petroplus Holdings A.G.
  (Oil, Gas & Consumable
  Fuels) (c)                         (13,682)       (299,540)
Rieter Holding A.G. (Auto
  Components) (c)                       (846)       (189,750)
                                               -------------
                                                  (2,668,415)
                                               -------------

UNITED KINGDOM (3.9%)
BTG PLC (Life Sciences Tools
  & Services) (c)                    (60,210)       (188,153)
Connaught PLC (Commercial
  Services & Supplies)               (19,064)       (126,720)
Croda International
  (Chemicals)                        (27,435)       (337,482)
Forth Ports PLC
  (Transportation
  Infrastructure)                     (2,900)        (52,641)
Galiform PLC (Specialty
  Retail) (c)                       (204,167)       (251,317)
Genus PLC (Biotechnology)             (3,907)        (42,867)
Halma PLC (Electronic
  Equipment & Instruments)           (33,531)       (125,420)
Hikma Pharmaceuticals PLC
  (Pharmaceuticals)                  (24,396)       (189,109)
Homeserve PLC (Commercial
  Services & Supplies)                (3,274)        (86,781)
Hunting PLC (Oil, Gas &
  Consumable Fuels)                  (13,856)       (119,391)
Imagination Technologies
  Group PLC (Computers &
  Peripherals) (c)                   (36,080)       (124,473)
Intermediate Capital Group
  PLC (Capital Markets)              (71,533)       (299,144)
Lonmin PLC (Metals & Mining)
  (c)                                   (911)        (21,874)
Millennium & Copthorne
  Hotels PLC (Hotels,
  Restaurants & Leisure)             (18,244)       (101,207)
Northgate PLC (Road & Rail)          (28,318)       (101,877)
Northumbrian Water Group PLC
  (Water Utilities)                  (61,156)       (231,458)
Paragon Group of Cos. PLC
  (Thrifts & Mortgage
  Finance)                           (18,494)        (44,043)
Premier Farnell PLC
  (Electronic Equipment &
  Instruments)                       (35,620)        (84,184)
SIG PLC (Trading Companies &
  Distributors)(c)                  (121,047)       (236,415)
Stagecoach Group PLC (Road &
  Rail)                             (133,027)       (316,142)
Tullow Oil PLC (Oil, Gas &
  Consumable Fuels)                  (21,470)       (418,271)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              79


                                      SHARES           VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)
UNITED KINGDOM (CONTINUED)
Victrex PLC (Chemicals)               (6,950)  $     (86,805)
VT Group PLC (Aerospace &
  Defense)                           (43,022)       (384,117)
Wellstream Holdings PLC
  (Energy Equipment &
  Services)                          (46,005)       (386,589)
Xchanging PLC (IT Services)           (8,022)        (29,387)
                                               -------------
                                                  (4,385,867)
                                               -------------
Total Common Stocks Sold
  Short
  (Proceeds $29,204,354)                         (33,104,537)
                                               -------------

                                   NUMBER OF
                                      RIGHTS
RIGHTS SOLD SHORT (0.0%)++
------------------------------------------------------------


AUSTRALIA (0.0%)++
CSR, Ltd.
  Expires 11/20/09
  (Industrial Conglomerates)
  (b)(c)                             (32,531)  $      (7,845)
                                               -------------
Total Rights Sold Short
  (Proceeds $0)                                       (7,845)
                                               -------------
Total Investments Sold Short
  (Proceeds $29,204,354)               (29.5)%   (33,112,382)
                                               -------------
Total Investments,
  Net of Investments Sold
  Short
  (Cost $101,545,473)                  100.2     112,375,789
Liabilities in Excess of
  Cash and Other Assets                 (0.2)       (275,032)
                                       -----    ------------
Net Assets                             100.0%  $ 112,100,757
                                       =====    ============






+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Security, or a portion thereof, is
     maintained in a segregated account at the
     Fund's custodian as collateral for
     securities sold short (See Note 2(J)).
(b)  Fair valued security. The total market
     value of these securities at October 31,
     2009 is $(7,831), which represents less
     than one-tenth of a percent of the Fund's
     net assets.
(c)  Non-income producing security.
(d)  ADR - American Depositary Receipt.
(e)  Exchange Traded Fund - represents a
     basket of securities that is traded on an
     exchange.
(f)  Morgan Stanley Capital International
     Europe, Australasia and Far East Index
     (MSCI EAFE Index) is an unmanaged free
     float-adjusted market-capitalization
     index that is designed to measure
     developed-market equity performance,
     excluding the United States and Canada.
     As of October 31, 2009, the MSCI EAFE
     Index consisted of the following 21
     developed-market country indices:
     Australia, Austria, Belgium, Denmark,
     Finland, France, Germany, Greece, Hong
     Kong, Ireland, Italy, Japan, the
     Netherlands, New Zealand, Norway,
     Portugal, Singapore, Spain, Sweden,
     Switzerland and the United Kingdom.
(g)  At October 31, 2009, cost is $132,043,908
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $18,780,852
Gross unrealized depreciation       (5,336,589)
                                   -----------
Net unrealized appreciation        $13,444,263
                                   ===========



The following abbreviation is used in the above portfolio:
A$--Australian Dollar




80    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE   SIGNIFICANT
                                                MARKETS FOR         OTHER     SIGNIFICANT
                                                  IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                     ASSETS        INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Common Stocks (a)                             $141,999,430    $       --             $14    $141,999,444
 Convertible Preferred Stock                        258,649            --              --         258,649
 Exchange Traded Fund                             1,101,125            --              --       1,101,125
 Preferred Stock                                    377,528            --              --         377,528
 Rights                                               8,994            --              --           8,994
 Warrants                                                47            --              --              47
 Short-Term Investment
  Repurchase Agreement                                   --     1,742,384              --       1,742,384
                                               ------------    ----------             ---    ------------
 Total Investments in Securities               $143,745,773    $1,742,384             $14    $145,488,171
                                               ============    ==========             ===    ------------





 (a)  The level 3 security valued at $14 is held in Australia within the Common Stock
      Section of the Portfolio of Investments.


LIABILITY VALUATION INPUTS

                                                       QUOTED
                                                    PRICES IN
                                                       ACTIVE   SIGNIFICANT
                                                  MARKETS FOR         OTHER     SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                       ASSETS        INPUTS          INPUTS
 DESCRIPTION                                        (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments Sold Short
 Common Stocks Sold Short                        $(33,104,537)     $     --         $    --    $(33,104,537)
 Rights Sold Short (a)                                     --            --          (7,845)         (7,845)
                                                 ------------      --------         -------    ------------
 Total Investments Sold Short                    $(33,104,537)          $--         $(7,845)   $(33,112,382)
                                                 ============      ========         =======    ============



 (a) The level 3 security valued at $(7,845) is held in Australia within the Rights Sold Short Section of the Portfolio of Investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                BALANCE                               CHANGE IN                               NET        NET
                                  AS OF     ACCRUED    REALIZED      UNREALIZED                         TRANSFERS  TRANSFERS
                            OCTOBER 31,   DISCOUNTS        GAIN    APPRECIATION        NET         NET      IN TO     OUT OF
 INVESTMENTS IN SECURITIES         2008  (PREMIUMS)      (LOSS)  (DEPRECIATION)  PURCHASES       SALES    LEVEL 3    LEVEL 3
 Common Stock
 Australia                       $   --    $     --  $       --        $      6    $     8  $       --   $     --   $     --
                                 ------    --------  ----------        --------    -------  ----------   --------   --------
 Belgium                          6,906          --    (138,926)        188,921     52,695    (109,596)        --         --
                                 ------    --------  ----------        --------    -------  ----------   --------   --------
 Rights Sold Short
 Australia                           --          --          --          (7,845)        --          --         --         --
                                 ------    --------  ----------        --------    -------  ----------   --------   --------
 Total                           $6,906         $--   ($138,926)       $181,082    $52,703   ($109,596)       $--        $--
                                 ======    ========  ==========        ========    =======  ==========   ========   ========

                                              CHANGE IN
                                             UNREALIZED
                                           APPRECIATION
                                         (DEPRECIATION)
                                                   FROM
                                            INVESTMENTS
                                BALANCE           STILL
                                  AS OF         HELD AT
                            OCTOBER 31,     OCTOBER 31,
 INVESTMENTS IN SECURITIES         2009        2009 (A)
 Common Stock
 Australia                     $     14        $      6
                               --------        --------
 Belgium                             --              --
                               --------        --------
 Rights Sold Short
 Australia                       (7,845)         (7,845)
                               --------        --------
 Total                          ($7,831)        ($7,839)
                               ========        ========



 (a) Included in "Net Change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              81

The table below sets forth the diversification of MainStay 130/30 International Fund investments by industry.
INDUSTRY DIVERSIFICATION (UNAUDITED)

                                       VALUE    PERCENT+
Aerospace & Defense             $  1,884,851         1.7%
Air Freight & Logistics              289,116         0.3
Auto Components                    2,061,489         1.8
Automobiles                        4,608,328         4.1
Beverages                          1,084,714         1.0
Building Products                        258         0.0++
Capital Markets                    8,006,490         7.1
Chemicals                          5,386,112         4.8
Commercial Banks                  19,395,425        17.3
Commercial Services & Supplies     1,141,424         1.0
Communications Equipment           1,212,389         1.1
Construction & Engineering         3,501,384         3.1
Construction Materials               222,075         0.2
Containers & Packaging                93,805         0.1
Diversified Financial Services     1,064,380         0.9
Diversified Telecommunication
  Services                         3,913,616         3.5
Electric Utilities                 3,396,353         3.0
Electrical Equipment               1,809,094         1.6
Electronic Equipment &
  Instruments                      2,679,986         2.4
Energy Equipment & Services        1,756,910         1.6
Food & Staples Retailing           1,623,515         1.4
Food Products                      5,398,514         4.8
Gas Utilities                        366,917         0.3
Health Care Equipment &
  Supplies                           739,536         0.7
Health Care Providers &
  Services                           300,715         0.3
Hotels, Restaurants & Leisure      1,603,316         1.4
Household Durables                 1,310,980         1.2
Household Products                   112,759         0.1
Independent Power Producers &
  Energy Traders                     396,930         0.4
Industrial Conglomerates           2,663,747         2.4
Insurance                          7,125,229         6.4
IT Services                        1,062,010         0.9
Machinery                          6,078,912         5.4
Marine                               684,890         0.6
Media                              3,713,962         3.3
Metals & Mining                    9,908,868         8.8
Multiline Retail                   1,330,738         1.2
Multi-Utilities                    1,104,110         1.0
Office Electronics                   176,471         0.2
Oil, Gas & Consumable Fuels       12,478,809        11.1
Paper & Forest Products              447,849         0.4
Pharmaceuticals                    9,925,096         8.9
Real Estate Investment Trusts        205,019         0.2
Real Estate Management &
  Development                      1,097,250         1.0
Road & Rail                          981,721         0.9
Semiconductors & Semiconductor
  Equipment                        1,107,748         1.0
Software                             826,298         0.7
Specialty Retail                   2,800,176         2.5
Textiles, Apparel & Luxury
  Goods                              111,000         0.1
Tobacco                            1,397,716         1.2
Trading Companies &
  Distributors                     2,069,101         1.8
Transportation Infrastructure        565,075         0.5
Water Utilities                       36,324         0.0++
Wireless Telecommunication
  Services                         2,228,671         2.0
                                ------------       -----
                                 145,488,171       129.7
Liabilities in Excess of
  Cash and Other Assets          (33,387,414)      (29.7)
                                ------------       -----
Net Assets                      $112,100,757       100.0%
                                ============       =====





+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.





The table below sets forth the diversification of MainStay 130/30 International Fund investments sold short by industry.

                                        VALUE    PERCENT+
Aerospace & Defense              $   (820,593)       (0.7)%
Auto Components                      (565,624)       (0.5)
Biotechnology                      (1,595,229)       (1.3)
Building Products                    (931,005)       (0.8)
Capital Markets                      (414,275)       (0.4)
Chemicals                            (949,142)       (0.8)
Commercial Banks                     (748,553)       (0.7)
Commercial Services & Supplies       (849,450)       (0.8)
Communications Equipment             (288,050)       (0.3)
Computers & Peripherals              (632,999)       (0.6)
Construction & Engineering           (427,730)       (0.4)
Construction Materials               (458,378)       (0.4)
Consumer Finance                     (269,466)       (0.2)
Distributors                          (87,841)       (0.1)
Diversified Financial Services     (1,101,353)       (1.0)
Electric Utilities                   (118,032)       (0.1)
Electrical Equipment                 (899,329)       (0.8)
Electronic Equipment &
  Instruments                      (1,152,936)       (1.0)
Energy Equipment & Services        (1,628,805)       (1.5)
Food & Staples Retailing             (357,816)       (0.3)
Food Products                        (465,056)       (0.4)
Health Care Equipment &
  Supplies                            (75,743)       (0.1)
Health Care Providers &
  Services                           (339,497)       (0.3)
Health Care Technology               (340,735)       (0.3)
Hotels, Restaurants & Leisure        (177,822)       (0.2)
Household Durables                   (454,323)       (0.4)
Independent Power Producers &
  Energy Traders                      (88,305)       (0.1)
Industrial Conglomerates           (1,098,626)       (1.0)
Insurance                             (81,611)       (0.1)
Internet & Catalog Retail            (465,149)       (0.4)
IT Services                          (200,107)       (0.2)
Leisure Equipment & Products         (234,371)       (0.2)
Life Sciences Tools & Services     (1,081,792)       (1.0)
Machinery                          (1,879,886)       (1.7)
Media                              (1,189,816)       (1.1)
Metals & Mining                    (1,459,484)       (1.3)
Multi-Utilities                      (404,629)       (0.4)
Office Electronics                   (174,128)       (0.2)
Oil, Gas & Consumable Fuels        (1,719,597)       (1.4)
Paper & Forest Products              (226,114)       (0.2)
Pharmaceuticals                      (563,208)       (0.5)
Professional Services                (368,999)       (0.3)
Real Estate Management &
  Development                        (127,017)       (0.1)
Road & Rail                          (765,767)       (0.6)
Semiconductors & Semiconductor
  Equipment                          (218,314)       (0.2)
Software                             (574,566)       (0.5)
Specialty Retail                     (763,125)       (0.7)
Textiles, Apparel & Luxury
  Goods                              (548,132)       (0.5)
Thrifts & Mortgage Finance            (44,043)       (0.0)++
Trading Companies &
  Distributors                     (1,109,745)       (1.0)
Transportation Infrastructure        (787,891)       (0.7)
Water Utilities                      (358,917)       (0.3)
Wireless Telecommunication
  Services                           (429,261)       (0.4)
                                 ------------       -----
                                 $(33,112,382)      (29.5)%
                                 ============       =====




+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.





82    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $130,749,827)     $145,488,171
Cash denominated in foreign
  currencies (identified cost
  $23,116)                                 22,723
Receivables:
  Investment securities sold           24,365,185
  Dividends and interest                  403,266
  Fund shares sold                        102,030
Other assets                               16,353
                                     ------------
     Total assets                     170,397,728
                                     ------------
LIABILITIES:
Investments sold short (proceeds
  $29,204,354)                         33,112,382
Payables:
  Investment securities purchased      25,008,066
  Manager (See Note 3)                     72,566
  Custodian                                38,018
  Professional fees                        24,844
  Dividends on investments sold
     short                                 16,867
  Shareholder communication                16,848
  Transfer agent (See Note 3)               1,918
  Broker fees and charges on short
     sales                                  1,581
  Directors                                   333
  NYLIFE Distributors (See Note 3)            105
Accrued expenses                            3,443
                                     ------------
     Total liabilities                 58,296,971
                                     ------------
Net assets                           $112,100,757
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 800 million shares
  authorized                         $    176,945
Additional paid-in capital            138,683,043
                                     ------------
                                      138,859,988
Accumulated net investment income       2,716,161
Accumulated net realized loss on
  investments, investments sold
  short and foreign currency
  transactions                        (40,305,878)
Net unrealized appreciation on
  investments                          14,738,344
Net unrealized depreciation on
  investments sold short               (3,908,028)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies           170
                                     ------------
Net assets                           $112,100,757
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $    111,430
                                     ============
Shares of capital stock outstanding        17,660
                                     ============
Net asset value per share
  outstanding                        $       6.31
Maximum sales charge (5.50% of
  offering price)                            0.37
                                     ------------
Maximum offering price per share
  outstanding                        $       6.68
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $     96,857
                                     ============
Shares of capital stock outstanding        15,338
                                     ============
Net asset value per share
  outstanding                        $       6.31
Maximum sales charge (5.50% of
  offering price)                            0.37
                                     ------------
Maximum offering price per share
  outstanding                        $       6.68
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $     69,431
                                     ============
Shares of capital stock outstanding        11,196
                                     ============
Net asset value and offering price
  per share outstanding              $       6.20
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $111,823,039
                                     ============
Shares of capital stock outstanding    17,650,282
                                     ============
Net asset value and offering price
  per share outstanding              $       6.34
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              83

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  3,773,980
  Interest                                    655
                                     ------------
     Total income                       3,774,635
                                     ------------
EXPENSES:
  Manager (See Note 3)                    932,336
  Broker fees and charges on short
     sales                                587,719
  Dividends on investments sold
     short                                563,895
  Custodian                               223,696
  Professional fees                        56,111
  Registration                             51,415
  Shareholder communication                34,252
  Transfer agent--Investor Class
     (See Note 3)                             118
  Transfer agent--Class A (See Note
     3)                                         8
  Transfer agent--Class C (See Note
     3)                                        59
  Transfer agent--Class I (See Note
     3)                                    11,021
  Directors                                 4,045
  Distribution/Service--Investor
     Class (See Note 3)                       263
  Distribution/Service--Class A
     (See Note 3)                             156
  Service--Class C (See Note 3)               128
  Distribution--Class C (See Note
     3)                                       384
  Miscellaneous                            13,288
                                     ------------
     Total expenses before waiver       2,478,894
  Expense waiver from Manager
     (See Note 3)                        (181,140)
                                     ------------
     Net expenses                       2,297,754
                                     ------------
Net investment income                   1,476,881
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions              $(19,560,410)
  Investments sold short               (9,102,723)
  Foreign currency transactions            28,221
                                     ------------
Net realized loss on investments,
  investments sold short and
  foreign currency transactions       (28,634,912)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          53,149,597
  Investments sold short               (3,908,028)
  Translation of other assets and
     liabilities in foreign
     currencies                            (6,468)
                                     ------------
Net change in unrealized
  depreciation on investments,
  investments sold short and
  foreign currency transactions        49,235,101
                                     ------------
Net realized and unrealized gain on
  investments, investments sold
  short and foreign currency
  transactions                         20,600,189
                                     ------------
Net increase in net assets
  resulting from operations          $ 22,077,070
                                     ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $366,094.



84    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  1,476,881   $  1,477,049
 Net realized loss on
  investments, investments
  sold short, swap
  transactions and foreign
  currency transactions         (28,634,912)   (13,316,042)
 Net change in unrealized
  appreciation (depreciation)
  on investments, investments
  sold short, swap contracts
  and foreign currency
  transactions                   49,235,101    (38,638,082)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     22,077,070    (50,477,075)
                               ---------------------------
Dividends and distributions
  to shareholders:
 From net investment income:
    Class A                              --            (94)
    Class C                              --            (62)
    Class I                              --        (82,173)
                               ---------------------------
                                         --        (82,329)
                               ---------------------------
 From net realized gain on investments:
    Class A                              --            (69)
    Class C                              --           (164)
    Class I                              --        (78,798)
                               ---------------------------
                                         --        (79,031)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                           --       (161,360)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         35,739,312    115,315,925
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --        161,349
 Cost of shares redeemed        (21,823,619)      (694,950)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          13,915,693    114,782,324
                               ---------------------------
    Net increase in net
  assets                         35,992,763     64,143,889


NET ASSETS:
Beginning of year                76,107,994     11,964,105
                               ---------------------------
End of year                    $112,100,757   $ 76,107,994
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $  2,716,161   $         --
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              85

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED OCTOBER 31, 2009


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net increase in net assets
  resulting from operations          $  22,077,070
Adjustments to reconcile net
  increase in net assets resulting
  from operations to net cash used
  in operating activities:
  Investments purchased               (194,369,024)
  Investments sold                     159,601,540
  Securities sold short                 68,519,213
  Purchases to cover securities
     sold short                        (48,417,582)
  Purchase of short term
     investments, net                   (1,662,119)
  Increase in investment securities
     sold receivable                   (24,359,903)
  Increase in dividends and
     interest receivable                    (8,591)
  Decrease in other assets                   6,840
  Decrease in deposit at brokers
     for securities sold short              11,525
  Increase in investment securities
     purchased payable                  25,007,988
  Decrease in broker fees and
     charges on short sales                (19,211)
  Decrease in dividends payable for
     securities sold short                 (37,466)
  Decrease in professional fees
     payable                                (6,516)
  Decrease in custodian payable            (24,386)
  Decrease in shareholder
     communication payable                 (13,072)
  Increase in due to directors                  33
  Increase in due to manager                42,625
  Decrease in due to transfer agent             46
  Decrease in due to NYLIFE
     Distributors                               33
  Decrease in accrued expenses and
     other liabilities                      (4,832)
  Net change in unrealized
     (appreciation) depreciation on
     investments                       (53,149,597)
  Net realized loss from
     investments                        19,560,410
  Net change in unrealized
     (appreciation) depreciation on
     securities sold short               3,908,028
  Net realized loss from securities
     sold short                          9,102,723
                                     -------------
Net cash used in operating
  activities                           (14,234,225)
                                     -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold               35,637,282
Payment on shares redeemed             (21,823,619)
                                     -------------
Net cash from financing activities      13,813,663
                                     -------------

NET DECREASE IN CASH:                     (420,562)
Cash at beginning of period                443,285
                                     -------------
Cash at end of period                $      22,723
                                     =============






86    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     INVESTOR CLASS                        CLASS A
                              ---------------------------    ----------------------------------
                                             FEBRUARY 28,                         SEPTEMBER 28,
                                                2008**                                2007**
                               YEAR ENDED       THROUGH          YEAR ENDED          THROUGH
                              OCTOBER 31,     OCTOBER 31,       OCTOBER 31,        OCTOBER 31,

                              -----------------------------------------------------------------
                                  2009           2008         2009       2008          2007
Net asset value at beginning
  of period                      $ 5.20         $  8.74      $ 5.19    $ 10.32        $10.00
                                 ------         -------      ------    -------        ------
Net investment income (a)          0.07            0.04        0.07       0.08          0.05
Net realized and unrealized
  gain (loss) on investments       1.04           (3.58)       1.05      (5.17)         0.27
                                 ------         -------      ------    -------        ------
Total from investment
  operations                       1.11           (3.54)       1.12      (5.09)         0.32
                                 ------         -------      ------    -------        ------
Less dividends and
  distributions:
  From net investment income         --              --          --      (0.02)           --
  From net realized gain on
     investments                     --              --          --      (0.02)           --
                                 ------         -------      ------    -------        ------
Total dividends and
  distributions                      --              --          --      (0.04)           --
                                 ------         -------      ------    -------        ------
Net asset value at end of
  period                         $ 6.31         $  5.20      $ 6.31    $  5.19        $10.32
                                 ======         =======      ======    =======        ======
Total investment return (b)       21.35%         (40.50%)(c)  21.58%(d) (49.50%)        3.20%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income            1.37%           0.82% ++    1.27%      0.96%         6.17%++
  Net expenses (excluding
     short sale expenses)          1.70%           1.70% ++    1.60%      1.60%         1.60%++
  Expenses (including short
     sales expenses, before
     waiver)                       3.28%           3.40% ++    3.13%      3.11%         7.37%++
  Short sale expenses              1.37%           1.19% ++    1.32%      1.05%         0.98%++
Portfolio turnover rate             143%            204%        143%       204%           26%
Net assets at end of period
  (in 000's)                     $  111         $    90      $   97    $    61        $   32




                                            CLASS C                                CLASS I
                              ----------------------------------    ------------------------------------
                                                   SEPTEMBER 28,                           SEPTEMBER 28,
                                                       2007**                                  2007**
                                  YEAR ENDED          THROUGH        YEAR ENDED OCTOBER       THROUGH
                                 OCTOBER 31,        OCTOBER 31,             31,             OCTOBER 31,

                              --------------------------------------------------------------------------
                               2009       2008          2007          2009        2008          2007
Net asset value at beginning
  of period                   $ 5.15    $ 10.32        $10.00       $   5.21    $ 10.32       $ 10.00
                              ------    -------        ------       --------    -------       -------
Net investment income (loss)
  (a)                           0.02      (0.01)         0.05           0.09       0.22          0.06
Net realized and unrealized
  gain (loss) on investments    1.03      (5.13)         0.27           1.04      (5.29)         0.26
                              ------    -------        ------       --------    -------       -------
Total from investment
  operations                    1.05      (5.14)         0.32           1.13      (5.07)         0.32
                              ------    -------        ------       --------    -------       -------
Less dividends and
  distributions:
  From net investment income      --      (0.01)           --             --      (0.02)           --
  From net realized gain on
     investments                  --      (0.02)           --             --      (0.02)           --
                              ------    -------        ------       --------    -------       -------
Total dividends and
  distributions                   --      (0.03)           --             --      (0.04)           --
                              ------    -------        ------       --------    -------       -------
Net asset value at end of
  period                      $ 6.20    $  5.15        $10.32       $   6.34    $  5.21       $ 10.32
                              ======    =======        ======       ========    =======       =======
Total investment return (b)    20.39%    (49.90%)        3.10%(c)      21.69%    (49.29%)        3.20%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income
     (loss)                     0.36%     (0.08%)        5.75%++        1.74%      2.80%         6.78%++
  Net expenses (excluding
     short sale expenses)       2.45%      2.41%         2.35%++        1.35%      1.35%         1.35%++
  Expenses (including short
     sales expenses, before
     waiver)                    3.98%      3.94%         8.12%++        2.92%      2.73%         7.12%++
  Short sale expenses           1.32%      1.01%         0.98%++        1.36%      0.98%         0.98%++
Portfolio turnover rate          143%       204%           26%           143%       204%           26%
Net assets at end of period
  (in 000's)                  $   69    $    44        $   27       $111,823    $75,912       $11,905




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              87

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds" and each, individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund (collectively, referred to as the "130/30 Funds" and each individually referred to as a "130/30 Fund"). Each is a diversified fund. A 130/30 fund is a fund that invests up to approximately 130 percent of its assets in long positions (either directly or indirectly through derivatives), while up to approximately 30 percent of its assets are sold short (either directly or indirectly through derivatives). The proceeds from the short strategies may be used to purchase all or a portion of the additional 30% of the long positions.

The 130/30 Funds commenced operations as follows:

 COMMENCEMENT OF
 OPERATIONS         FUNDS
                    MainStay 130/30 Core Fund
June 29, 2007       MainStay 130/30 Growth Fund
--------------------------------------------------
September 28, 2007  MainStay 130/30 International
                    Fund
--------------------------------------------------
December 14, 2007   MainStay 130/30 High Yield
                    Fund
--------------------------------------------------



Investor Class shares for the 130/30 Funds commenced operations on February 28, 2008.

The 130/30 Funds each currently offer four classes of shares, Investor Class, Class A, Class C and Class I. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV without imposition of a front-end sales charge or a contingent deferred sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions, except that Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The investment objective for each of the 130/30 Funds is as follows:

The MAINSTAY 130/30 CORE FUND seeks long-term growth of capital, with income as a secondary consideration.

The MAINSTAY 130/30 GROWTH FUND seeks long-term growth of capital.

The MAINSTAY 130/30 HIGH YIELD FUND seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

The MAINSTAY 130/30 INTERNATIONAL FUND seeks to provide long-term growth of capital with income as a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The 130/30 Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the 130/30 Funds' Manager (as defined in Note 3(A)) in consultation with the 130/30 Funds' Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the 130/30 Funds' Manager in consultation with the 130/30 Funds' Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day a 130/30 Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans.



88    MainStay 130/30 Funds

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the 130/30 Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the 130/30 Fund's Manager, as defined in
Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the MainStay 130/30 High Yield Fund held securities with a value of $1,543,061 and the MainStay 130/30 International Fund held a security with a value of $14 and a security sold short with a value of ($7,845), that were valued in such a manner, while none of the other 130/30 Funds held any such securities.

Certain events may occur between the time that foreign markets close, on which securities held by the 130/30 Funds principally trade, and the time at which each 130/30 Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the 130/30 Funds' Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with each 130/30 Fund's policies and procedures.

"Fair Value" is defined as the price that the 130/30 Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a frame work that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the 130/30 Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for each 130/30 Fund's investments is included at the end of each 130/30 Fund's Portfolio of Investments.

The valuation techniques used by the 130/30 Funds to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The 130/30 Funds may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.


                                                   mainstayinvestments.com    89

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined might wish to sell, and these securities could have the effect of decreasing the overall level of a 130/30 Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a 130/30 Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a 130/30 Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the 130/30 Fund. Under the supervision of the Board of Directors, the Manager or Subadvisor, if any, determines the liquidity of a 130/30 Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and
(4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board of Directors in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. Each of the 130/30 Funds is treated as a separate entity for federal income tax purposes. The 130/30 Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each 130/30 Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the 130/30 Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the 130/30 Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the 130/30 Funds' financial statements. The 130/30 Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund and MainStay 130/30 International Fund intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. The MainStay 130/30 High Yield Fund intends to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, quarterly. All dividends and distributions are reinvested in shares of the respective 130/30 Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The 130/30 Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the 130/30 Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The MainStay 130/30 High Yield Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from the non-accrual status when the issuer resumes interest payments or when the collectibility of the interest is reasonably assured.

(E) EXPENSES. Expenses of the Company are allocated to the individual 130/30 Funds in proportion to the net assets of the respective 130/30 Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by each 130/30 Fund, including those of related parties to the 130/30 Funds, are shown in the Statement of Operations.



90    MainStay 130/30 Funds

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The 130/30 Funds may enter into repurchase agreements to earn income. The 130/30 Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the 130/30 Funds' Board of Directors. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the 130/30 Funds invest in repurchase agreements, the 130/30 Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the 130/30 Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The MainStay 130/30 High Yield Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The MainStay 130/30 High Yield Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the MainStay 130/30 High Yield Fund invests are generally readily marketable but may be subject to some restrictions on resale. For example, the MainStay 130/30 High Yield Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The MainStay 130/30 High Yield Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the MainStay 130/30 High Yield Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or immediate participants become insolvent or enter into bankruptcy, the MainStay 130/30 High Yield Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the MainStay 130/30 High Yield Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion subject to certain obligations being met. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 6.)

(I) SWAP AGREEMENTS. The MainStay 130/30 High Yield and MainStay 130/30 International Funds enters into credit default, interest rate, index and currency exchange rate swap agreements ("swaps") for purposes of attempting to obtain a particular desired return at a lower cost to the 130/30 Fund than if the 130/30 Fund had invested directly in an instrument that yielded the desired return or for other portfolio management purposes. In a standard swaps transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount." Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

The MainStay 130/30 International Fund enters into total return swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return or for other portfolio management purposes. Total return swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "total return swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the total return swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the MainStay 130/30 International

                                                   mainstayinvestments.com    91

Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a 130/30 Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The MainStay 130/30 International Fund's obligation under a swap agreement will be accrued daily (offset against any amounts owing to the MainStay 130/30 International Fund).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The MainStay 130/30 International Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The MainStay 130/30 International Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

(J) SECURITIES SOLD SHORT. The 130/30 Funds typically engage in short sales as part of their investment strategies. When a Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the 130/30 Funds sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Accrued interest income and dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an interest expense and dividend expense, respectively, on the Statement of Operations.

(K) STATEMENT OF CASH FLOWS. The cash amount shown in the Statement of Cash Flows of each 130/30 Fund is the amount included in the 130/30 Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments or deposit at brokers for securities sold short. Cash may include domestic and foreign currency.

(L) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the 130/30 Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the 130/30 Funds' basis in the contract. The 130/30 Funds enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the 130/30 Funds' returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects a extent of a 130/30 Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the 130/30 Funds may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the 130/30 Funds than if they had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the 130/30 Funds' assets. Moreover, there may be an imperfect correlation between the 130/30 Funds' holdings of securities denominated in a particular currency and the forward contracts entered into by the 130/30 Funds. Such imperfect correlation may prevent the 130/30 Funds from achieving the intended hedge or expose the 130/30 Funds to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects a 130/30 Fund's exposure at period end to credit loss in the


92    MainStay 130/30 Funds
event of a counterparty's failure to perform its obligations. (See Note 5.)

(M) FOREIGN CURRENCY TRANSACTIONS. The books and records of the 130/30 Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the 130/30 Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N) RIGHTS/WARRANTS. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The 130/30 Funds enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The 130/30 Funds could also loose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The 130/30 Funds invest in warrants only if received as part of a corporate action. The securities are sold as soon as the opportunity becomes available. The 130/30 Funds are exposed to risk until each sale is completed.

(O) REDEMPTION FEE. The MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund impose a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the 130/30 Funds. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and are retained by the 130/30 Funds.

(P) CONCENTRATION OF RISK. The MainStay 130/30 High Yield Fund invests in high yield debt securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, then higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund to meet their obligations may be affected by economic or politcal developments in a specific country, industry or region.

(Q) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the 130/30 Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The 130/30 Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the 130/30 Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the 130/30 Funds.


                                                   mainstayinvestments.com    93

(R) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the 130/30 Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the 130/30 Funds' financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair Value of Derivatives as of October 31, 2009

MAINSTAY 130/30 INTERNATIONAL FUND
ASSET DERIVATIVES

                           STATEMENT OF
                             ASSETS AND      EQUITY
                            LIABILITIES   CONTRACTS
                               LOCATION        RISK    TOTAL
                          Investment in
Rights             securities, at value      $8,994   $8,994
                                          ------------------
                          Investment in
Warrants           securities, at value          47       47
                                          ------------------
Total Fair Value                             $9,041   $9,041
                                          ==================



LIABILITY DERIVATIVES

                           STATEMENT OF
                             ASSETS AND      EQUITY
                            LIABILITIES   CONTRACTS
                               LOCATION        RISK     TOTAL
Rights Sold
  Short          Investments Sold Short     $(7,845)  $(7,845)
                                          -------------------
Total Fair Value                            $(7,845)  $(7,845)
                                          ===================



The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009.

CHANGE IN APPRECIATION (DEPRECIATION)

                            STATEMENT OF      EQUITY
                              OPERATIONS   CONTRACTS
                                LOCATION        RISK      TOTAL
                           Net change in
                              unrealized
                            appreciation
                       (depreciation) on
                                security
Rights                      transactions    $ (4,827)  $ (4,827)
                                           --------------------
                           Net change in
                              unrealized
                            appreciation
                       (depreciation) on
                                security
Warrants                    transactions         (57)       (57)
                                           --------------------
                           Net change in
                              unrealized
                            appreciation
                       (depreciation) on
                        investments sold
Rights Sold Short                  short      (7,845)    (7,845)
                                           --------------------
Total Change in
  Appreciation
  (Depreciation)                            $(12,729)  $(12,729)
                                           ====================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                      EQUITY
                              CONTRACTS RISK     TOTAL
Rights (2)                            58,482    58,482
Warrants (2)                           3,503     3,503
Rights Sold Short (2)                (21,777)  (21,777)
                              ------------------------



(1) Amount disclosed represents the weighted average held during the twelve-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the 130/30 Funds' Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the 130/30 Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the 130/30 Funds and all the operational expenses that are not the


94    MainStay 130/30 Funds
responsibility of the 130/30 Funds. MacKay Shields LLC (''MacKay" or "Subadvisor"), a registered investment advisor and an indirect, wholly-owned subsidiary of New York Life, serves as subadvisor to the MainStay 130/30 High Yield Fund and is responsible for the day-to-day portfolio management of that Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("MacKay Subadvisory Agreement") between New York Life Investments and the MacKay, New York Life Investments pays for MacKay's services. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as subadvisor to and manages the day-to-day investment operations of the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund and MainStay 130/30 International Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Madison Square Investors Subadvisory Agreement") between New York Life Investments and Madison Square Investors, New York Life Investments pays for Madison Square Investors' services.

Each 130/30 Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of average daily net assets of that 130/30 Fund as follows:

MainStay 130/30 Core Fund                 1.00%
----------------------------------------------
MainStay 130/30 Growth Fund               1.00
----------------------------------------------
MainStay 130/30 High Yield Fund           0.80
----------------------------------------------
MainStay 130/30 International Fund        1.10
----------------------------------------------



Effective August 1, 2009, New York Life Investments entered into written expense limitation agreements under which it has agreed to waive a portion of the management fee or reimburse expenses of the appropriate class of the 130/30 Funds to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which a 130/30 Fund invests) do not exceed the following percentages of average daily net assets for Class A (New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of each 130/30 Fund):

                                        CLASS A
MainStay 130/30 Core Fund                  1.50%
-----------------------------------------------
MainStay 130/30 Growth Fund                1.50
-----------------------------------------------
MainStay 130/30 High Yield Fund            1.30
-----------------------------------------------
MainStay 130/30 International Fund         1.60
-----------------------------------------------



Under each of these respective expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from each 130/30 Fund pursuant to the agreements, if such action does not cause a 130/30 Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. These expense limitation agreements expire on July 31, 2010.

Additionally, effective August 1, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the 130/30 Core Fund, 130/30 Growth Fund and the 130/30 International Fund so that the total ordinary operating expenses of a class do not exceed the following percentages:

                          INVESTOR
                             CLASS     CLASS A     CLASS C
MainStay 130/30 Core
  Fund                        1.60%       1.50%       2.35%
----------------------------------------------------------
MainStay 130/30 Growth
  Fund                        1.60        1.50        2.35
----------------------------------------------------------
MainStay 130/30
  International Fund          1.70        1.50        2.45
----------------------------------------------------------



These voluntary waivers or reimbursements may be discontinued at any time without notice.

Prior to August 1, 2009, New York Life Investments had a written expense limitation agreements under which it agreed to waive a portion of the management fee or reimburse the expenses of the appropriate class of the 130/30 Funds so that the total ordinary operating expenses of a class did not exceed the following percentages of average daily net assets:

                        INVESTOR
                           CLASS   CLASS A   CLASS C   CLASS I
MainStay 130/30
  Core Fund                 1.60%     1.50%     2.35%     1.25%
--------------------------------------------------------------
MainStay 130/30
  Growth Fund               1.60      1.50      2.35      1.25
--------------------------------------------------------------
MainStay 130/30
  High Yield Fund           1.40      1.30      2.15      1.05
--------------------------------------------------------------
MainStay 130/30
  International Fund        1.70      1.60      2.45      1.35
--------------------------------------------------------------



For the year ended October 31, 2009, New York Life Investments earned fees from the 130/30 Funds and

                                                   mainstayinvestments.com    95
waived/reimbursed such amounts pursuant to the contractual expense limitations described above as follows:

                                               WAIVED
                                      FEES       FEES
MainStay 130/30 Core Fund       $1,323,669   $    336
-----------------------------------------------------
MainStay 130/30 Growth Fund        663,772      8,711
-----------------------------------------------------
MainStay 130/30 High Yield
  Fund                           1,166,079     79,357
-----------------------------------------------------
MainStay 130/30 International
  Fund                             932,336    181,140
-----------------------------------------------------



State Street Bank & Trust ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the 130/30 Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the 130/30 Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the 130/30 Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the 130/30 Funds' administrative operations. For providing these services to the 130/30 Funds, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Company, on behalf of the 130/30 Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The 130/30 Funds have adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from applicable Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plans, applicable Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares. The Plans provide that the Class C shares of the 130/30 Funds also incur a service fee at an annual rate of 0.25% of the average daily NAV of the Class C shares of the 130/30 Funds. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the 130/30 Funds' shares and service activities.

(C) SALES CHARGES. The 130/30 Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended October 31, 2009 were the following:

 MAINSTAY 130/30 CORE FUND
Investor Class                           $146
---------------------------------------------
Class A                                   236
---------------------------------------------




 MAINSTAY 130/30 GROWTH FUND
Investor Class                           $242
---------------------------------------------




 MAINSTAY 130/30 HIGH YIELD FUND
Investor Class                         $   334
----------------------------------------------
Class A                                 12,595
----------------------------------------------




 MAINSTAY 130/30 INTERNATIONAL FUND
Investor Class                           $218
---------------------------------------------
Class A                                    43
---------------------------------------------



The 130/30 Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Class C shares for the year ended October 31, 2009, as follows:

 MAINSTAY 130/30 CORE FUND
Class C                                  $429
---------------------------------------------




 MAINSTAY 130/30 HIGH YIELD FUND
Class C                                   $47
---------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the 130/30 Funds' transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the 130/30 Funds for the year ended October 31, 2009, were as follows:

MainStay 130/30 Core Fund               $11,836
-----------------------------------------------
MainStay 130/30 Growth Fund              11,650
-----------------------------------------------
MainStay 130/30 High Yield Fund          62,608
-----------------------------------------------
MainStay 130/30 International Fund       11,206
-----------------------------------------------



(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the 130/30 Funds have implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.



96    MainStay 130/30 Funds

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held beneficially shares of the 130/30 Funds with the following values and percentages of net assets as follows:

 MAINSTAY 130/30 CORE FUND
Investor Class                 $    18,433    34.8%
--------------------------------------------------
Class A                             16,025    11.6
--------------------------------------------------
Class C                             15,750     4.3
--------------------------------------------------
Class I                         16,042,850     8.5
--------------------------------------------------




 MAINSTAY 130/30 GROWTH FUND
Investor Class                  $   19,163    20.5%
--------------------------------------------------
Class A                             18,550    11.1
--------------------------------------------------
Class C                             18,200    10.6
--------------------------------------------------
Class I                          7,721,619    11.8
--------------------------------------------------




 MAINSTAY 130/30 HIGH YIELD
FUND
Investor Class                 $    31,349     1.2%
--------------------------------------------------
Class A                             27,250     0.1
--------------------------------------------------
Class C                             27,200     0.9
--------------------------------------------------
Class I                         54,545,400    31.8
--------------------------------------------------




 MAINSTAY 130/30 INTERNATIONAL
FUND
Investor Class                  $   18,049    16.2%
--------------------------------------------------
Class A                             15,864    16.4
--------------------------------------------------
Class C                             15,547    22.4
--------------------------------------------------
Class I                          7,346,554     6.6
--------------------------------------------------



(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the 130/30 Funds by the Office of the General Counsel of New York Life Investments is payable directly by the 130/30 Funds. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay 130/30 Core Fund               $ 9,427
-----------------------------------------------
MainStay 130/30 Growth Fund               5,162
-----------------------------------------------
MainStay 130/30 High Yield Fund          10,140
-----------------------------------------------
MainStay 130/30 International Fund        5,439
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                                                       ACCUMULATED
                                                           CAPITAL         OTHER       UNREALIZED          TOTAL
                                           ORDINARY      AND OTHER     TEMPORARY     APPRECIATION    ACCUMULATED
                                             INCOME    GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)    GAIN (LOSS)
MainStay 130/30 Core Fund                $  761,350   $(23,727,153)     $     --      $ 3,111,834   $(19,853,969)
----------------------------------------------------------------------------------------------------------------
MainStay 130/30 Growth Fund                      --    (12,898,362)           --        7,614,893     (5,283,469)
----------------------------------------------------------------------------------------------------------------
MainStay 130/30 High Yield Fund           3,441,658             --            --       19,682,215     23,123,873
----------------------------------------------------------------------------------------------------------------
MainStay 130/30 International Fund        2,716,161    (39,011,797)           --        9,536,405    (26,759,231)
----------------------------------------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals and passive foreign investment company ("PFIC") adjustments.

The following table discloses the current year reclassifications between accumulated net investment income (loss), accumulated net realized gain on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2009 are not affected.



                                                   mainstayinvestments.com    97

                                                      UNDISTRIBUTED   ACCUMULATED NET
                                                    ACCUMULATED NET     REALIZED GAIN
                                                  INVESTMENT INCOME         (LOSS) ON        ADDITIONAL
                                                             (LOSS)       INVESTMENTS   PAID-IN CAPITAL
MainStay 130/30 Core Fund                                $   34,019       $   (34,019)         $     --
-------------------------------------------------------------------------------------------------------
MainStay 130/30 Growth Fund                                  56,166           (41,260)          (14,906)
-------------------------------------------------------------------------------------------------------
MainStay 130/30 High Yield Fund                            (127,110)          127,110                --
-------------------------------------------------------------------------------------------------------
MainStay 130/30 International Fund                        1,239,280        (1,239,280)               --
-------------------------------------------------------------------------------------------------------



The reclassifications for the 130/30 Funds are primarily due to dividends in lieu, net operating losses, PFIC income, reclassifications of distributions and foreign currency gain (loss).

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $23,727,153 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 Core Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY 130/30 CORE FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2015              $   509
       2016                5,936
       2017               17,282
------------------------------------

      Total              $23,727
------------------------------------



At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $12,898,362 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 Growth Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY 130/30 GROWTH FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2015              $   939
       2016                8,200
       2017                3,759
------------------------------------

      Total              $12,898
------------------------------------



MAINSTAY 130/30 HIGH YIELD FUND

The MainStay 130/30 High Yield Fund utilized $233,576 of capital loss carryforwards during the year ended October 31, 2009.

MAINSTAY 130/30 INTERNATIONAL FUND

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $39,011,797 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 International Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $10,140
       2017               28,872
------------------------------------

      Total              $39,012
------------------------------------






98    MainStay 130/30 Funds

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 shown in the Statement of Changes in Net Assets, was as follows:

                                                         2009                             2008
                                           -------------------------------   ------------------------------
                                               TAX BASED         TAX BASED       TAX BASED        TAX BASED
                                           DISTRIBUTIONS      DISTRIBUTION   DISTRIBUTIONS     DISTRIBUTION
                                           FROM ORDINARY   FROM LONG- TERM   FROM ORDINARY   FROM LONG-TERM
                                                  INCOME     CAPITAL GAINS          INCOME    CAPITAL GAINS
MainStay 130/30 Core Fund                    $   192,436          $     --      $   51,677         $     --
-----------------------------------------------------------------------------------------------------------
MainStay 130/30 Growth Fund                           --                --              --               --
-----------------------------------------------------------------------------------------------------------
MainStay 130/30 High Yield Fund               12,999,861                --       3,951,022               --
-----------------------------------------------------------------------------------------------------------
MainStay 130/30 International Fund                    --                --         161,360               --
-----------------------------------------------------------------------------------------------------------



NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

As of October 31, 2009, the 130/30 Funds held the following foreign currency forward contracts:

MAINSTAY 130/30 HIGH YIELD FUND

As of October 31, 2009, the Fund held the following foreign currencies:

                                                            CURRENCY            COST           VALUE
Euro                                                   EUR    23,064   USD    34,451   USD    33,942
----------------------------------------------------------------------------------------------------
Pound Sterling                                         GBP   109,594         175,779         179,870
----------------------------------------------------------------------------------------------------
Total                                                                  USD   210,230   USD   213,812
----------------------------------------------------------------------------------------------------



MAINSTAY 130/30 INTERNATIONAL FUND

As of October 31, 2009, the Fund held the following foreign currencies:

                                                         CURRENCY                 COST          VALUE
Australian Dollar                                    AUD   24,013         USD   22,029   USD   21,615
-----------------------------------------------------------------------------------------------------
Euro (a)                                             EUR     (987)              (1,456)        (1,453)
-----------------------------------------------------------------------------------------------------
Hong Kong Dollar                                     HKD    3,400                  439            439
-----------------------------------------------------------------------------------------------------
Japanese Yen (a)                                     JPY       (2)                  --             --
-----------------------------------------------------------------------------------------------------
New Zealand Dollar (a)                               NZD     (896)                (669)          (643)
-----------------------------------------------------------------------------------------------------
Singapore Dollar                                     SGD    3,875                2,773          2,765
-----------------------------------------------------------------------------------------------------
Total                                                               USD         23,116   USD   22,723
-----------------------------------------------------------------------------------------------------




(a) Currency was overdrawn as of October 31, 2009.


                                                   mainstayinvestments.com    99

NOTE 6--COMMITMENTS AND CONTINGENCIES:

At October 31, 2009, the MainStay 130/30 High Yield Fund had unfunded loan commitments pursuant to the following loan agreements:

                              UNFUNDED     UNREALIZED
 BORROWER                   COMMITMENT   APPRECIATION
Aleris International, Inc.
  DIP Term Loan               $248,568         $2,641
  due 2/15/10
-----------------------------------------------------
Lyondell Chemical Co.
  DIP Term Loan                 89,132          3,298
  due 2/3/10
-----------------------------------------------------
Total                         $337,700         $5,939
-----------------------------------------------------



Each of these commitments is available until the maturity date of the security.

NOTE 7--CUSTODIAN:

State Street is the custodian of the cash and the securities of the 130/30 Funds. Custodial fees are charged to the 130/30 Funds based on the market value of securities in the 130/30 Funds and the number of certain cash transactions incurred by the 130/30 Funds.

NOTE 8--LINE OF CREDIT:

The 130/30 Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment, payable regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the 130/30 Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the 130/30 Funds on the line of credit during the year ended October 31, 2009.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

For the year ended October 31, 2009, purchases and sales of securities, other than short-term securities, were as follows:

                            MAINSTAY 130/30 CORE       MAINSTAY 130/30       MAINSTAY 130/30 HIGH       MAINSTAY 130/30
                                    FUND                 GROWTH FUND              YIELD FUND           INTERNATIONAL FUND
                           ---------------------    ---------------------    --------------------    ---------------------
                           PURCHASES       SALES    PURCHASES       SALES    PURCHASES      SALES    PURCHASES       SALES
U.S. Government
  Securities                $     --    $     --     $     --    $     --     $     --    $    --     $     --    $     --
--------------------------------------------------------------------------------------------------------------------------
All Others                   407,623     281,015      179,285     168,151      137,633     78,668      194,042     159,075
--------------------------------------------------------------------------------------------------------------------------
Total                       $407,623    $281,015     $179,285    $168,151     $137,633    $78,668     $194,042    $159,075
--------------------------------------------------------------------------------------------------------------------------



NOTE 10--CAPITAL SHARE TRANSACTIONS:

MAINSTAY 130/30 CORE FUND


 INVESTOR CLASS                 SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                        3,607     $  21,349
Shares redeemed                   (2,193)      (12,164)
                              ------------------------
Net increase                       1,414     $   9,185
                              ========================
Period ended October 31, 2008 (a):
Shares sold                        6,966     $  57,149
Shares redeemed                   (1,267)       (9,071)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                       5,699        48,078
Shares converted into
  Investor Class (See Note
  1)                               6,436        51,921
Shares converted from
  Investor Class (See Note
  1)                              (5,260)      (40,346)
                              ------------------------
Net increase                       6,875     $  59,653
                              ========================

(a) Investor Class shares were first offered on February 28, 2008.





100    MainStay 130/30 Funds

 CLASS A                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                       10,142     $  54,664
Shares issued to
  shareholders in
  reinvestment of dividends           19           102
Shares redeemed                  (53,599)     (295,298)
                              ------------------------
Net decrease                     (43,438)    $(240,532)
                              ========================
Year ended October 31, 2008:
Shares sold                       41,788     $ 353,504
Shares issued to
  shareholders in
  reinvestment of dividends           24           217
Shares redeemed                  (12,533)     (105,000)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                      29,279       248,721
Shares converted into Class
  A (See Note 1)                   5,267        40,346
Shares converted from Class
  A (See Note 1)                  (6,442)      (51,921)
                              ------------------------
Net increase                      28,104     $ 237,146
                              ========================

 CLASS C                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                       38,870     $ 216,711
Shares redeemed                  (18,512)     (102,624)
                              ------------------------
Net increase                      20,358     $ 114,087
                              ========================
Year ended October 31, 2008:
Shares sold                       35,935     $ 291,681
Shares redeemed                   (1,141)       (9,232)
                              ------------------------
Net increase                      34,794     $ 282,449
                              ========================




 CLASS I                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                    16,516,0-
                                      49   $92,660,860
Shares issued to
  shareholders in
  reinvestment of dividends       29,161       160,966
Shares redeemed                (1,122,5-
                                      04)   (6,496,133)
                              ------------------------
Net increase                   15,422,7-
                                      06   $86,325,693
                              ========================
Year ended October 31, 2008:
Shares sold                    11,637,7-
                                      52   $98,426,113
Shares issued to
  shareholders in
  reinvestment of dividends           22           203
Shares redeemed                  (42,436)     (352,112)
                              ------------------------
Net increase                   11,595,3-
                                      38   $98,074,204
                              ========================



MAINSTAY 130/30 GROWTH FUND

 INVESTOR CLASS                   SHARES        AMOUNT

Year ended October 31, 2009:
Shares sold                        6,079      $ 39,531
Shares redeemed                   (2,429)      (15,452)
                              ------------------------
Net increase                       3,650      $ 24,079
                              ========================
Period ended October 31, 2008 (a):
Shares sold                        3,985      $ 37,356
Shares redeemed                     (258)       (2,596)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                       3,727        34,760
Shares converted into
  Investor Class (See Note
  1)                               5,196        48,675
                              ------------------------
Net increase                       8,923      $ 83,435
                              ========================




(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES        AMOUNT

Year ended October 31, 2009:
Shares sold                        6,445     $  39,840
Shares redeemed                  (19,822)     (129,118)
                              ------------------------
Net decrease                     (13,377)    $ (89,278)
                              ========================
Year ended October 31, 2008:
Shares sold                       32,212     $ 300,982
Shares redeemed                  (36,053)     (352,645)
                              ------------------------
Net decrease in shares
  outstanding before
  conversion                      (3,841)      (51,663)
Shares converted from Class
  A (See Note 1)                  (5,196)      (48,675)
                              ------------------------
Net decrease                      (9,037)    $(100,338)
                              ========================




 CLASS C                          SHARES        AMOUNT

Year ended October 31, 2009:
Shares sold                        5,200      $ 35,703
Shares redeemed                   (6,646)      (39,863)
                              ------------------------
Net decrease                      (1,446)     $ (4,160)
                              ========================
Year ended October 31, 2008:
Shares sold                       20,455      $203,079
Shares redeemed                   (2,125)      (18,950)
                              ------------------------
Net increase                      18,330      $184,129
                              ========================




 CLASS I                          SHARES        AMOUNT

Year ended October 31, 2009:
Shares sold                    7,003,223   $42,041,863
Shares redeemed                (5,119,9-    (37,522,9-
                                      16)           88)
                              ------------------------
Net increase                   1,883,307   $ 4,518,875
                              ========================
Year ended October 31, 2008:
Shares sold                    5,634,959   $53,269,979
Shares redeemed                 (457,423)   (4,436,778)
                              ------------------------
Net increase                   5,177,536   $48,833,201
                              ========================





                                                  mainstayinvestments.com    101

MAINSTAY 130/30 HIGH YIELD FUND (B)

 INVESTOR CLASS                   SHARES        AMOUNT

Year ended October 31, 2009:
Shares sold                      234,479    $2,095,782
Shares issued to
  shareholders in
  reinvestment of dividends       11,549       111,681
Shares redeemed                   (7,899)      (76,650)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                     238,129     2,130,813
Shares converted into
  Investor Class (See Note
  1)                               3,572        29,326
Shares converted from
  Investor Class (See Note
  1)                              (4,322)      (44,606)
                              ------------------------
Net increase                     237,379    $2,115,533
                              ========================
Period ended October 31, 2008:
Shares sold                        2,541    $   25,000
Shares issued to
  shareholders in
  reinvestment of dividends          119         1,150
                              ------------------------
Net increase in shares
  outstanding before
  conversion                       2,660        26,150
Shares converted into
  Investor Class (See Note
  1)                               1,684        16,433
Shares converted from
  Investor Class (See Note
  1)                              (1,702)      (16,220)
                              ------------------------
Net increase                       2,642    $   26,363
                              ========================




 CLASS A                          SHARES        AMOUNT

Year ended October 31, 2009:
Shares sold                    2,860,263   $27,451,661
Shares issued to
  shareholders in
  reinvestment of dividends       76,276       753,401
Shares redeemed                 (347,791)   (3,328,751)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                   2,588,748    24,876,311
Shares converted into Class
  A (See Note 1)                   4,311        44,606
Shares converted from Class
  A (See Note 1)                  (3,563)      (29,326)
                              ------------------------
Net increase                   2,589,496   $24,891,591
                              ========================
Period ended October 31, 2008:
Shares sold                       70,824   $   652,382
Shares issued to
  shareholders in
  reinvestment of dividends          684         6,430
Shares redeemed                   (2,177)      (19,622)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                      69,331       639,190
Shares converted into Class
  A (See Note 1)                   1,702        16,220
Shares converted from Class
  A (See Note 1)                  (1,684)      (16,433)
                              ------------------------
Net increase                      69,349   $   638,977
                              ========================




 CLASS C                          SHARES        AMOUNT

Year ended October 31, 2009:
Shares sold                      281,429    $2,729,176
Shares issued to
  shareholders in
  reinvestment of dividends        6,976        68,594
Shares redeemed                   (3,354)      (35,279)
                              ------------------------
Net increase                     285,051    $2,762,491
                              ========================
Period ended October 31, 2008:
Shares sold                        2,500    $   25,000
                              ------------------------
Net increase                       2,500    $   25,000
                              ========================




 CLASS I                          SHARES         AMOUNT

Year ended October 31, 2009:
Shares sold                    2,871,653   $ 24,342,458
Shares issued to
  shareholders in
  reinvestment of dividends      870,938      7,892,959
Shares redeemed                (1,196,2-
                                      44)   (10,533,693)
                              -------------------------
Net increase                   2,546,347   $ 21,701,724
                              =========================
Period ended October 31, 2008:
Shares sold                    13,617,2-
                                      18   $134,695,273
Shares issued to
  shareholders in
  reinvestment of dividends      193,658      1,844,708
Shares redeemed                 (655,550)    (5,652,087)
                              -------------------------
Net increase                   13,155,3-
                                      26   $130,887,894
                              =========================




(b) Investor Class shares were first offered on February 28, 2008. Class A, Class C and Class I shares were first offered on December 14, 2007.

MAINSTAY 130/30 INTERNATIONAL FUND

 INVESTOR CLASS                   SHARES        AMOUNT

Year ended October 31, 2009:
Shares sold                        5,519      $ 28,831
Shares redeemed                   (5,255)      (28,765)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                         264            66
Shares converted into
  Investor Class (See Note
  1)                               2,829        12,590
Shares converted from
  Investor Class (See Note
  1)                              (2,829)      (18,361)
                              ------------------------
Net increase                         264      $ (5,705)
                              ========================
Period ended October 31, 2008 (a):
Shares sold                       12,015      $100,679
Shares redeemed                     (676)       (5,848)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                      11,339        94,831
Shares converted into
  Investor Class (See Note
  1)                               6,057        51,181
                              ------------------------
Net increase                      17,396      $146,012
                              ========================




(a) Investor Class shares were first offered on February 28, 2008.




102    MainStay 130/30 Funds

 CLASS A                          SHARES        AMOUNT

Year ended October 31, 2009:
Shares sold                        4,288      $ 24,925
Shares redeemed                     (681)       (4,423)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                       3,607        20,502
Shares converted into Class
  A (See Note 1)                   2,825        18,361
Shares converted from Class
  A (See Note 1)                  (2,836)      (12,590)
                              ------------------------
Net increase                       3,596      $ 26,273
                              ========================
Year ended October 31, 2008:
Shares sold                       20,425      $172,218
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   17           163
Shares redeemed                   (5,691)      (41,247)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                      14,751       131,134
Shares converted from Class
  A (See Note 1)                  (6,064)      (51,181)
                              ------------------------
Net increase                       8,687      $ 79,953
                              ========================




 CLASS C                          SHARES        AMOUNT

Year ended October 31, 2009:
Shares sold                        3,088      $ 16,323
Shares redeemed                     (503)       (2,252)
                              ------------------------
Net increase                       2,585      $ 14,071
                              ========================
Year ended October 31, 2008:
Shares sold                        8,946      $ 80,860
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   23           215
Shares redeemed                   (3,004)      (21,418)
                              ------------------------
Net increase                       5,965      $ 59,657
                              ========================




 CLASS I                          SHARES        AMOUNT

Year ended October 31, 2009:
Shares sold                    7,455,741   $35,669,233
Shares redeemed                (4,388,6-    (21,788,1-
                                      73)           79)
                              ------------------------
Net increase                   3,067,068   $13,881,054
                              ========================
Year ended October 31, 2008:
Shares sold                    13,491,5-   $114,962,1-
                                      19            68
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               16,527       160,971
Shares redeemed                  (78,489)     (626,437)
                              ------------------------
Net increase                   13,429,5-   $114,496,7-
                                      57            02
                              ========================



NOTE 11--OTHER MATTERS:

Lehman Brothers International Europe ("LBIE") was one of the MainStay 130/30 High Yield Fund's trading counterparties for executing securities sold short transactions. In connection with these securities sold short transactions, the MainStay 130/30 High Yield Fund pledged securities as collateral to LBIE, which securities are held in an account with MainStay 130/30 High Yield Fund's custodian, State Street, for the benefit of LBIE. As of October 31, 2009, these pledged securities had a market value of approximately $46.8 million.

LBIE was placed in administration under the U.K. Insolvency Act on September 15, 2008. Accordingly, the MainStay 130/30 High Yield Fund's ability to transact with LBIE is limited, and the Fund is unable to close out securities sold short with LBIE with a market value as of October 31, 2009 of approximately $22.7 million nor has the MainStay 130/30 High Yield Fund been able to sell the securities that are pledged as collateral for the benefit of LBIE. This may have an impact on the MainStay 130/30 High Yield Fund's ability to fully implement its investment strategy. The MainStay 130/30 High Yield Fund is recording its obligations on short sales based on the Manager's belief that the MainStay 130/30 High Yield Fund will ultimately settle those short sales at fair value on the date of settlement. Should the settlement amount of the open short positions be something other than the fair value on the date of the settlement, the value of this liability could be materially impacted.

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the Company.


                                                  mainstayinvestments.com    103

On October 1, 2009, on the Board of Directors (the Company), approved the reorganization of the Fund into a corresponding "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for
(1) the acquisition of all of the assets of the Fund by a corresponding series ("New Fund") of the MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the corresponding New Fund and (2) the subsequent liquidation of the Fund ("Reorganization"). After considering all relevant facts, the Board of Directors determined that the Reorganization is in the best interests of the Fund's shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

Closing of the Reorganization is expected to occur on or about February 26, 2010. The Reorganization is not subject to shareholder approval under applicable law. Upon closing, shareholders of the Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders' ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Fund's investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

NOTE 12--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the 130/30 Funds as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the 130/30 Funds' management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, except for the following:

On December 11, 2009, the Funds' Board of Directors approved changing the name of 130/30 High Yield Fund to MainStay High Yield Opportunities Fund. The Board of Directors also approved changes to this Fund's principal investment strategy and investment process. These changes will take effect on February 26, 2010.



104    MainStay 130/30 Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay 130/30 Core Fund, the MainStay 130/30 Growth Fund, the MainStay 130/30 High Yield Fund and the MainStay 130/30 International Fund ("the Funds"), four of the funds constituting Eclipse Funds Inc., as of October 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay 130/30 Core Fund, the MainStay 130/30 Growth Fund, the MainStay 130/30 High Yield Fund and the MainStay 130/30 International Fund of Eclipse Funds Inc. as of October 31, 2009, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009


                                                  mainstayinvestments.com    105

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENTS AND NEW SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreements between the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund ("130/30 Funds") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreements between New York Life Investments and Madison Square Investors LLC ("MSI") on behalf of the 130/30 Funds.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the 130/30 Funds prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the 130/30 Funds' investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the 130/30 Funds to New York Life Investments and its affiliates, including MSI as subadviser to the 130/30 Funds, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the 130/30 Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the 130/30 Funds by New York Life Investments and MSI; (ii) the investment performance of the 130/30 Funds, New York Life Investments and MSI; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MSI as subadviser to the 130/30 Funds, from their relationship with the 130/30 Funds; (iv) the extent to which economies of scale may be realized as the 130/30 Funds grow, and the extent to which economies of scale may benefit 130/30 Funds investors; and (v) the reasonableness of the 130/30 Funds' management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the 130/30 Funds, and that the 130/30 Funds' shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the 130/30 Funds. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MSI

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the 130/30 Funds. The Board evaluated New York Life Investments' experience in serving as manager of the 130/30 Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the 130/30 Funds, as well as New York Life Investments'


106    MainStay 130/30 Funds
reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the 130/30 Funds' legal and compliance environment, for overseeing MSI's compliance with the 130/30 Funds' policies and investment objectives, and for implementing Board directives as they relate to the 130/30 Funds. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the 130/30 Funds' officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the 130/30 Funds' prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission ("SEC") concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MSI proposed to provide to the 130/30 Funds. The Board evaluated MSI's experience in serving as subadviser to the 130/30 Funds and managing other portfolios. It examined MSI's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI's overall legal and compliance environment. The Board also reviewed MSI's willingness to invest in personnel designed to benefit the 130/30 Funds. In this regard, the Board considered the experience of the 130/30 Funds' portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the 130/30 Funds likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MSI's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the 130/30 Funds' investment performance, the Board considered investment performance results in light of the 130/30 Funds' investment objectives, strategies and risks, as disclosed in the 130/30 Funds' prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the 130/30 Funds throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the 130/30 Funds' gross and net returns, the 130/30 Funds' investment performance relative to relevant investment categories and Fund benchmarks, the 130/30 Funds' risk-adjusted investment performance, and the 130/30 Funds' investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the 130/30 Funds as compared to similar mutual funds managed by other investment advisers.

In considering the 130/30 Funds' investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the 130/30 Funds' investment performance, as well as discussions between the 130/30 Funds' portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the 130/30 Funds' investment performance, the Board focused principally on the 130/30 Funds' long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the 130/30 Funds' investment performance over time has been satisfactory. The 130/30 Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the 130/30 Funds' prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the 130/30 Funds.

                                                  mainstayinvestments.com    107

Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the 130/30 Funds, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the 130/30 Funds, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the 130/30 Funds. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the 130/30 Funds, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the 130/30 Funds. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the 130/30 Funds. For New York Life Investments and MSI, the Board considered information illustrating the revenues and expenses allocated to the 130/30 Funds.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the 130/30 Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the 130/30 Funds was reasonable in all material respects.

In considering the costs and profitability of the 130/30 Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the 130/30 Funds. The Board recognized, for example, the benefits to MSI from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MSI in exchange for commissions paid by certain 130/30 Funds with respect to trades on the respective 130/30 Funds' portfolio securities. The Board further considered that, in addition to fees earned by New York Life Investments for managing the 130/30 Funds, New York Life Investments' affiliates also earn revenues from serving the 130/30 Funds in various other capacities, including as the 130/30 Funds' transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the 130/30 Funds to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the 130/30 Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MSI) due to their relationships with the 130/30 Funds are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE 130/30 FUNDS GROW

The Board also considered whether the 130/30 Funds' expense structures permitted economies of scale to be shared with 130/30 Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the 130/30 Funds' management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the 130/30 Funds benefit from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MSI may realize a larger profit margin as a 130/30 Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the 130/30 Funds' expense structures appropriately reflect economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate


108    MainStay 130/30 Funds
the reasonableness of the 130/30 Funds' expense structures as the 130/30 Funds grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the 130/30 Funds' expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the 130/30 Funds to New York Life Investments, since the fees to be paid to MSI are paid by New York Life Investments, not the 130/30 Funds. The Board also considered the impact of the 130/30 Funds' expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the 130/30 Funds' total ordinary operating expenses.

In assessing the reasonableness of the 130/30 Funds' fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board noted the impact of the recent economic crisis on the MainStay Group of Funds and, consistent with statements from SEC staff members and with published advice from Strategic Insight, the Board reviewed supplemental peer data that reflected more recent peer groupings based on relatively smaller asset sizes. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the 130/30 Funds. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the 130/30 Funds' management fees and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the 130/30 Funds based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the 130/30 Funds' average net assets. The Board took into account information from New York Life Investments showing that the 130/30 Funds' transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the 130/30 Funds' transfer agent, charges the 130/30 Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the 130/30 Funds' transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500; (iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the 130/30 Funds' management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.


                                                  mainstayinvestments.com    109

FEDERAL INCOME TAX

INFORMATION (UNAUDITED)

In accordance with federal tax law, the MainStay 130/30 International Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 2009:

- the total amount of taxes credit to foreign countries was $365,255.

- the total amount of income sourced from foreign countries was $3,757,457.

For the fiscal year ended October 31, 2009, the 130/30 Funds designate approximately the following amounts pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

130/30 Core Fund                      $3,096,908
------------------------------------------------
130/30 Growth Fund                     1,305,651
------------------------------------------------
130/30 International Fund              4,062,075
------------------------------------------------



As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2009 calendar year with form 1099-DIV, which will be mailed during January 2010.

                                   QII%        DRD%
130/30 Core Fund                     --       100.0%
---------------------------------------------------
130/30 High Yield Fund            100.0%         --
---------------------------------------------------
130/30 International Fund            --          --
---------------------------------------------------



In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end October 31, 2009.


PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Company is required to file with the SEC its proxy voting records for each of its funds for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



110    MainStay 130/30 Funds

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                  mainstayinvestments.com    111

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






112    MainStay 130/30 Funds

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                  mainstayinvestments.com    113

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






114    MainStay 130/30 Funds

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                  mainstayinvestments.com    115

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO17134         (RECYCLE LOGO)          MS283-09          MS30ALL11-12/09
                                                                          C2

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY RETIREMENT 2010 FUND

                 MAINSTAY RETIREMENT 2020 FUND

                 MAINSTAY RETIREMENT 2030 FUND

                 MAINSTAY RETIREMENT 2040 FUND

                 MAINSTAY RETIREMENT 2050 FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2009

MESSAGE FROM THE PRESIDENT


The 12-month period ended October 31, 2009, was generally positive for stock and bond investors alike. Signs that the economy was beginning to stabilize brought renewed hope to investors and helped generate a sharp turnaround in the stock market.

When the reporting period began, the stock and bond markets were still reacting to the government's massive bailout plan. Several new facilities were instituted to help restore market liquidity, and the Federal Reserve agreed to purchase various types of securities in a strategy known as quantitative easing.

On December 16, 2008, the Federal Open Market Committee lowered the federal funds target rate to a range between 0.0% and 0.25%. Over time, the markets responded favorably to the coordinated efforts of Congress, the Treasury Department, the Federal Deposit Insurance Corporation, the Federal Reserve and other central banks to address the credit crisis. The turning point for the U.S. stock market came in March 2009, when investors became convinced that the worst was over and an economic recovery was likely.

Domestic equities generally advanced for the remainder of the reporting period, with the strongest results coming from stocks that had been among the hardest hit when the market fell. Despite advances in some financial stocks, the financials sector as a whole declined during the reporting period.

International stocks advanced, with strong results in the materials sector as commodity prices recovered. As investors moved from defensive sectors to more cyclical stocks, utilities weakened but semiconductor companies recorded strong results.

In the fixed-income markets, higher-risk segments were particularly strong. High-yield bonds, floating-rate debt and emerging-market debt were generally strong performers. U.S. Treasury securities and high-grade corporate issues, which had been stellar performers in the first half of the reporting period, weakened as investors' appetite for risk increased.

To keep your investments on a solid footing in a shifting market environment, our portfolio managers pursued their respective investment objectives and strategies with confidence and determination. Although short-term variations are an inevitable part of investing, our portfolio managers know that long-term results are the ultimate measure of investment success.

Fortunately, after three calendar quarters of economic contraction, gross domestic product was once again positive in the third quarter of 2009. Corporate profits, while still below third-quarter 2008 levels, have advanced for three consecutive quarters. At MainStay Funds, we find this economic data encouraging, and we hope you do too.

At MainStay, we have long recommended that our clients get invested, stay invested and add to their investments over time. With prudent diversification, gradual portfolio adjustments and a long-term perspective, MainStay shareholders can maintain a positive outlook as they pursue their financial goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY RETIREMENT 2010 FUND

                 MAINSTAY RETIREMENT 2020 FUND

                 MAINSTAY RETIREMENT 2030 FUND

                 MAINSTAY RETIREMENT 2040 FUND

                 MAINSTAY RETIREMENT 2050 FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2009

TABLE OF CONTENTS


ANNUAL REPORT
---------------------------------------------

MAINSTAY RETIREMENT 2010 FUND               5
---------------------------------------------

MAINSTAY RETIREMENT 2020 FUND              17
---------------------------------------------

MAINSTAY RETIREMENT 2030 FUND              29
---------------------------------------------

MAINSTAY RETIREMENT 2040 FUND              41
---------------------------------------------

MAINSTAY RETIREMENT 2050 FUND              53
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              65
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            81
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF THE
MANAGEMENT AGREEMENTS AND SUBADVISORY
AGREEMENTS                                 82
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             86
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        86
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       86
---------------------------------------------

BOARD MEMBERS AND OFFICERS                 87

MAINSTAY RETIREMENT 2010 FUND
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (6/29/07)
---------------------------------------------
With sales charges         11.42%     -4.82%
Excluding sales charges    17.90      -2.49




(PERFORMANCE GRAPH)

                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2010 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                        9450              10000          10000             10000
                               9989              10365          10619             10377
                               7555               6624           5668             10408
10/31/09                       8907               7273           7239             11844





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (6/29/07)
---------------------------------------------
With sales charges         11.37%     -4.84%
Excluding sales charges    17.85      -2.51




(PERFORMANCE GRAPH)

                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2010 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                        23625              25000          25000             25000
10/31/07                     24971.6            25913.3        26547.7             25942
10/31/08                     18886.6            16559.6        14170.3             26021
10/31/09                     22257.8            18183.1        18097.5           29608.8





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL     ONE     INCEPTION
TOTAL RETURNS      YEAR    (6/29/07)
------------------------------------
                  18.38%     -2.22%




(PERFORMANCE GRAPH)

                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2010 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       10000              10000          10000             10000
10/31/07                      10580              10365          10619             10377
10/31/08                       8014               6624           5668             10408
10/31/09                       9487               7273           7239             11844



1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of 0.25%. Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL     ONE     INCEPTION
TOTAL RETURNS      YEAR    (6/29/07)
------------------------------------
                  17.83%     -2.58%




(PERFORMANCE GRAPH)

                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2010 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       10000              10000          10000             10000
10/31/07                      10566              10365          10619             10377
10/31/08                       7984               6624           5668             10408
10/31/09                       9407               7273           7239             11844





CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL     ONE     INCEPTION
TOTAL RETURNS      YEAR    (6/29/07)
------------------------------------
                  17.62%     -2.82%




(PERFORMANCE GRAPH)

                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2010 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       10000              10000          10000             10000
10/31/07                      10557              10365          10619             10377
10/31/08                       7951               6624           5668             10408
10/31/09                       9352               7273           7239             11844





 BENCHMARK PERFORMANCE                             ONE       SINCE
                                                   YEAR    INCEPTION
S&P 500(R) Index(5)                                9.80%     -12.75%
MSCI EAFE(R) Index(6)                             27.71      -12.93
Barclays Capital U.S. Aggregate Bond Index(7)     13.79        7.52
Average Lipper mixed-asset target 2010 fund(8)    16.31       -4.40



2. Performance figures for Investor Class shares, first offered February 28, 2008 include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the Fund's broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2010 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not to exceed the year 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Retirement 2010 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2010 FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,153.80        $2.01          $1,023.30         $1.89
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,153.00        $2.01          $1,023.30         $1.89
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,156.20        $0.65          $1,024.60         $0.61
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,153.00        $2.55          $1,022.80         $2.40
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,152.80        $3.85          $1,021.60         $3.62
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.37% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.71% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                    mainstayinvestments.com    7

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2009 (UNAUDITED)

(COMPOSITION PIE CHART)

Total Return                                    54.0
Growth of Capital                               25.1
Capital Appreciation                            12.1
Current Income                                   8.7
Other Assets, Less Liabilities                   0.1





See Portfolio of Investments on page 12 for specific holdings within these categories.




8    MainStay Retirement 2010 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS  (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY RETIREMENT 2010 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 17.90% for Investor Class shares and 17.85% for Class A shares for the 12 months ended October 31, 2009. Over the same period, Class I shares returned 18.38%, Class R2 shares returned 17.83% and Class R3 shares returned 17.62%. All share classes outperformed the 16.31% return of the average Lipper(1) mixed-asset target 2010 fund and the 9.80% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2009. As of October 31, 2009, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to here as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels or in fixed-income securities. Not all of these asset categories are reflected in the S&P 500(R) Index.

The Fund's outperformance of the average Lipper peer and the S&P 500(R) Index resulted primarily from Underlying Funds that invested in below-investment-grade corporate bonds and non-large-cap stocks and from a few of the Underlying Funds that had excellent security selection.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3) It is difficult to credit any single factor with having a disproportionate effect on the Fund's relative performance during the reporting period, but the decision to overweight high-yield bonds in response to atypically wide credit spreads(4) stands out to some degree.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund in four important ways. First, we shifted assets from MainStay Indexed Bond Fund into MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund, MainStay 130/30 High Yield Fund and Main-Stay Global High Income Fund, all of which invest in lower-quality debt instruments. This decision had a positive impact on the Fund's performance, as credit spreads narrowed during the reporting period.

Second, we lowered the Fund's average equity market capitalization during the second half of the reporting period through purchases of MainStay U.S. Small Cap Fund, MainStay Mid Cap Core Fund and MainStay Epoch U.S. All Cap Fund. The impact of this shift has been muted, since performance of smaller-cap stocks was not substantially different from that of large-cap stocks in the latter months of the reporting period.

Third, we reduced the Fund's position in MainStay Common Stock Fund and directed the proceeds primarily to MainStay 130/30 Core Fund. This deci-sion did not have a material impact on the Fund's performance during the reporting period.

Fourth, the Fund moved assets out of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund

----------
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 11 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                    mainstayinvestments.com    9
and redirected part of the proceeds to MainStay MAP Fund to further diversify the Fund across manager styles. This change did not have a material impact on the Fund's performance during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

The Underlying Equity Fund holding with the highest total return during the reporting period was T. Rowe Price Emerging Markets Stock Fund, which led by a wide margin. MainStay U.S. Small Cap Fund followed at a distance. The lowest total returns came from MainStay Value Fund and MainStay Common Stock Fund.

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund and MainStay MAP Fund made the greatest positive contributions to the Fund's absolute performance with weightings and total returns taken into account. The Fund held substantial positions in both of these Underlying Funds.


MainStay Common Stock Fund, MainStay 130/30 International Fund, MainStay ICAP International Fund, and MainStay International Equity Fund detracted the most from the Fund's performance, although all of these Underlying Funds posted positive results during the reporting period.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee kept the federal funds target rate very low and the Federal Reserve began to pur-chase bonds directly in an effort to bring down long-term borrowing costs. Signs during the period that the economy was recovering brought further relief to the corporate bond market in 2009. Spreads narrowed considerably. Bank loans also performed quite well, as liquidity issues in that market were resolved.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the market's anticipation of an eventual recovery, the Fund began on March 10 to implement a bias toward lower-quality instruments and increased its holdings in MainStay High Yield Corporate Bond Fund, MainStay 130/30 High Yield Fund and MainStay Floating Rate Fund. We main-tained this bias throughout the remainder of the reporting period, and the market rewarded this positioning. Spreads neared their historical averages and default risks remained high, so we removed this bias shortly after the reporting period ended, moving back to a benchmark weight in Underlying Funds that invest in high-yield debt securities.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay 130/30 High Yield Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality instruments. MainStay Intermediate Term Bond Fund and Main-Stay Indexed Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although they both posted positive results during the reporting period.

DO SHAREHOLDERS NEED TO TAKE ACTION IN THEIR MAINSTAY RETIREMENT 2010 FUND IN 2010?

There is no action required by shareholders invested in the MainStay Retirement 2010 Fund. In the name of the Fund, "2010" refers to the approximate year an investor in the Fund would plan to retire and would therefore likely stop making new investments into the Fund. The Fund is designed for an investor who has retired or is seeking to retire between 2010 and 2015, and who plans to withdraw the value of the investor's account in the Fund gradually after retirement. A shareholder may continue to make new investments in the Fund or may begin to withdraw from the account as necessary, but no action is required.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Retirement 2010 Fund

MainStay Retirement 2010 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, shareholders will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the shareholder and may increase taxes payable by the shareholder.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The "target date" in a target-date fund is the approximate date an investor plans to stop making contributions and gradually start withdrawing money. Because target-date funds typically are managed to specific retirement dates or date ranges, investors may be taking on greater risk if the actual year of retirement differs dramatically from the investor's original estimated date of retirement. Target-date funds generally reduce equity exposure and become more conservative over time. While this may help manage risk, it does not guarantee earnings growth nor is the fund's principal value guaranteed at any time including at the target date or thereafter. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation. Target-date funds allocate their investments among multiple asset classes, which can include U.S. and foreign equity securities and fixed-income securities.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Underlying Fund's investments. If interest rates rise, less of the debt may be repaid and the Underlying Fund may lose money. The principal risk of mortgage dollar rolls is that the security the Underlying Fund receives at the end of the transaction may be worth less than the security the Underlying Fund sold to the same counterparty at the beginning of the transaction.

- The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value.

- The values of debt securities fluctuate depending on various factors including interest rates, issuer creditworthiness, market conditions and maturities.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Underlying Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Underlying Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Underlying Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Underlying Fund's exposure to long equity positions and may make any change in the Underlying Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

- Investment in real estate investment trusts (REITs) carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.


                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                    SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 91.5%+
----------------------------------------------------------

EQUITY FUNDS 46.3%
MainStay 130/30 Core Fund Class
  I                                264,687   $   1,701,940
MainStay 130/30 Growth Fund
  Class I (a)                       74,312         555,111
MainStay 130/30 International
  Fund Class I (a)                 167,095       1,059,382
MainStay Common Stock Fund
  Class I                          159,877       1,554,002
MainStay Epoch U.S. All Cap
  Fund Class I                      35,985         679,031
MainStay Growth Equity Fund
  Class I                           45,800         428,686
MainStay ICAP Equity Fund Class
  I                                 61,852       1,851,223
MainStay ICAP International
  Fund Class I                      39,139       1,061,444
MainStay ICAP Select Equity
  Fund Class I                      64,226       1,845,852
MainStay International Equity
  Fund Class I                      85,610       1,055,565
MainStay Large Cap Growth Fund
  Class I (a)                      516,651       2,929,412
MainStay MAP Fund Class I          131,477       3,438,123
MainStay S&P 500 Index Fund
  Class I                            9,336         225,474
MainStay Small Cap Growth Fund
  Class I (a)                       17,503         196,904
MainStay U.S. Small Cap Fund
  Class I                           50,660         644,391
MainStay Value Fund Class I         34,640         478,731
                                             -------------
                                                19,705,271

                                             -------------

FIXED INCOME FUNDS 45.2%
MainStay 130/30 High Yield Fund
  Class I                          140,791       1,537,439
MainStay Floating Rate Fund
  Class I                           73,590         660,100
MainStay Global High Income
  Fund Class I (b)                  35,210         390,831
MainStay High Yield Corporate
  Bond Fund Class I                199,900       1,111,446
MainStay Indexed Bond Fund
  Class I                          958,672      10,871,346
MainStay Intermediate Term Bond
  Fund Class I                     451,340       4,657,827
                                             -------------
                                                19,228,989
                                             -------------
Total Affiliated Investment
  Companies
  (Cost $35,961,214)                            38,934,260
                                             -------------



UNAFFILIATED INVESTMENT COMPANIES 8.4%
----------------------------------------------------------


EQUITY FUNDS 3.8%
T. Rowe Price Emerging Markets
  Stock Fund                        32,131         887,151
T. Rowe Price International
  Discovery Fund                    20,136         719,643
                                             -------------
                                                 1,606,794
                                             -------------

FIXED INCOME FUNDS 4.6%
American Century International
  Bond Fund Institutional Class     26,179         391,902
Western Asset Inflation Indexed
  Plus Bond Portfolio
  Institutional Class              150,790       1,596,863
                                             -------------
                                                 1,988,765
                                             -------------
Total Unaffiliated Investment
  Companies
  (Cost $3,174,958)                              3,595,559
                                             -------------
Total Investments
  (Cost $39,136,172) (c)              99.9%     42,529,819
Other Assets,
  Less Liabilities                     0.1          44,284
                                     -----    ------------
Net Assets                           100.0%  $  42,574,103
                                     =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(c)  At October 31, 2009, cost is $42,012,041
     for federal income tax purposes and net
     unrealized appreciation is as follows:




Gross unrealized appreciation       $517,778
Gross unrealized depreciation             --
                                    --------
Net unrealized appreciation         $517,778
                                    ========



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
 Investments in Securities
 Affiliated Investment Companies
    Equity Funds                                 $19,705,271      $     --        $     --    $ 19,705,271
    Fixed Income Funds                            19,228,989            --              --      19,228,989
                                                 -----------      --------        --------    ------------
 Total Affiliated Investment Companies            38,934,260            --              --      38,934,260
                                                 -----------      --------        --------    ------------
 Unaffiliated Investment Companies
    Equity Funds                                   1,606,794            --              --       1,606,794
    Fixed Income Funds                             1,988,765            --              --       1,988,765
                                                 -----------      --------        --------    ------------
 Total Unaffiliated Investment Companies           3,595,559            --              --       3,595,559
                                                 -----------      --------        --------    ------------
 Total Investments in Securities                 $42,529,819           $--             $--    $42,529,819
                                                 ===========      ========        ========    ============




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



12    MainStay Retirement 2010 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $35,961,214)                   $38,934,260
Investments in unaffiliated
  investment companies, at value
  (identified cost $3,174,958)          3,595,559
Receivables:
  Fund shares sold                         47,378
  Manager (See Note 3)                     22,899
  Investment securities sold                2,760
Other assets                               33,248
                                      -----------
     Total assets                      42,636,104
                                      -----------
LIABILITIES:
Due to custodian                            2,760
Payables:
  Fund shares redeemed                     21,068
  Transfer agent (See Note 3)              15,541
  Professional fees                        14,664
  Custodian                                 3,094
  NYLIFE Distributors (See Note 3)          2,266
  Directors                                   122
Accrued expenses                            2,486
                                      -----------
     Total liabilities                     62,001
                                      -----------
Net assets                            $42,574,103
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    46,457
Additional paid-in capital             42,300,330
                                      -----------
                                       42,346,787
Accumulated undistributed net
  investment income                       626,813
Accumulated net realized loss on
  investments                          (3,793,144)
Net unrealized appreciation on
  investments                           3,393,647
                                      -----------
Net assets                            $42,574,103
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   162,679
                                      ===========
Shares of capital stock outstanding        17,774
                                      ===========
Net asset value per share
  outstanding                         $      9.15
Maximum sales charge (5.50% of
  offering price)                            0.53
                                      -----------
Maximum offering price per share
  outstanding                         $      9.68
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 6,569,587
                                      ===========
Shares of capital stock outstanding       720,194
                                      ===========
Net asset value per share
  outstanding                         $      9.12
Maximum sales charge (5.50% of
  offering price)                            0.53
                                      -----------
Maximum offering price per share
  outstanding                         $      9.65
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $33,025,035
                                      ===========
Shares of capital stock outstanding     3,599,007
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.18
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $ 1,820,958
                                      ===========
Shares of capital stock outstanding       199,584
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.12
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $   995,844
                                      ===========
Shares of capital stock outstanding       109,113
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.13
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $   933,855
  Dividend distributions from
     unaffiliated investment
     companies                             38,904
                                      -----------
     Total income                         972,759
                                      -----------
EXPENSES:
  Registration                             84,525
  Transfer agent--Investor Class
     (See Note 3)                              35
  Transfer agent--Class A (See Note
     3)                                    12,501
  Transfer agent--Classes I, R2 and
     R3 (See Note 3)                       62,689
  Professional fees                        31,475
  Manager (See Note 3)                     31,357
  Shareholder communication                21,635
  Distribution/Service--Investor
     Class (See Note 3)                       225
  Distribution/Service--Class A (See
     Note 3)                               12,995
  Distribution/Service--Class R2
     (See Note 3)                           1,891
  Distribution/Service--Class R3
     (See Note 3)                           2,259
  Custodian                                10,852
  Distribution--Class R3 (See Note
     3)                                     2,260
  Shareholder service--Class R2 (See
     Note 3)                                  756
  Shareholder service--Class R3 (See
     Note 3)                                  904
  Directors                                 1,492
  Miscellaneous                             6,579
                                      -----------
     Total expenses before
       waiver/reimbursement               284,430
  Expense waiver/reimbursement from
     Manager (See Note 3)                (223,988)
  Expense reimbursement from
     Transfer agent (See Note 3)           (1,288)
                                      -----------
     Net expenses                          59,154
                                      -----------
Net investment income                     913,605
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                      (2,668,848)
  Unaffiliated investment company
     transactions                        (505,642)
  Realized gain distributions from
     unaffiliated investment
     companies                              4,594
                                      -----------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                 (3,169,896)
                                      -----------
Net change in unrealized
  depreciation on investments           8,007,774
                                      -----------
Net realized and unrealized gain on
  investments                           4,837,878
                                      -----------
Net increase in net assets resulting
  from operations                     $ 5,751,483
                                      ===========






14    MainStay Retirement 2010 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                        2009          2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $    913,605   $   380,623
 Net realized loss on
  investments from affiliated
  and unaffiliated investment
  company transactions            (3,169,896)     (597,001)
 Net change in unrealized
  appreciation (depreciation)
  on investments                   8,007,774    (4,651,518)
                                --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                       5,751,483    (4,867,896)
                                --------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Investor Class                    (1,237)           --
    Class A                         (116,981)       (1,359)
    Class I                         (519,833)      (40,716)
    Class R3                         (18,140)           --
                                --------------------------
                                    (656,191)      (42,075)
                                --------------------------
 From net realized gain on investments:
    Class A                               --          (163)
    Class I                               --        (3,918)
                                --------------------------
                                          --        (4,081)
                                --------------------------
 Total dividends and
 distributions to
 shareholders                       (656,191)      (46,156)
                                --------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          24,528,411    34,898,971
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                  656,191        46,156
 Cost of shares redeemed         (13,157,027)   (5,791,060)
                                --------------------------
    Increase in net assets
     derived from capital
     share transactions           12,027,575    29,154,067
                                --------------------------
    Net increase in net assets    17,122,867    24,240,015

NET ASSETS:
Beginning of year                 25,451,236     1,211,221
                                --------------------------
End of year                     $ 42,574,103   $25,451,236
                                ==========================
Accumulated undistributed net
 investment income at end of
 year                           $    626,813   $   364,944
                                ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS                          CLASS A
                            ----------------------------    ------------------------------------
                                            FEBRUARY 28,                               JUNE 29,
                                               2008**                                   2007**
                             YEAR ENDED        THROUGH        YEAR ENDED OCTOBER       THROUGH
                            OCTOBER 31,      OCTOBER 31,             31,             OCTOBER 31,

                            --------------------------------------------------------------------
                                2009            2008         2009           2008         2007

Net asset value at
  beginning of period          $ 7.95          $  9.95      $ 7.95        $ 10.57       $10.00
                               ------          -------      ------        -------       ------
Net investment income (a)        0.22             0.15        0.23           0.24         0.06
Net realized and
  unrealized gain (loss)
  on investments                 1.17            (2.15)       1.15          (2.80)        0.51
                               ------          -------      ------        -------       ------
Total from investment
  operations                     1.39            (2.00)       1.38          (2.56)        0.57
                               ------          -------      ------        -------       ------
Less dividends and
  distributions:
  From net investment
     income                     (0.19)              --       (0.21)         (0.05)          --
  From net realized gain
     on investments                --               --          --          (0.01)          --
                               ------          -------      ------        -------       ------
Total dividends and
  distributions                 (0.19)              --       (0.21)         (0.06)          --
                               ------          -------      ------        -------       ------
Net asset value at end of
  period                       $ 9.15          $  7.95      $ 9.12        $  7.95       $10.57
                               ======          =======      ======        =======       ======
Total investment return
  (b)                           17.90%          (20.10%)(c)  17.85%        (24.37%)       5.70%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          2.61%            2.38% ++    2.78%          2.46%        1.83% ++
  Net expenses (d)               0.38%            0.46% ++    0.37%          0.38%        0.38% ++
  Expenses (before
     waiver/reimbursement)
     (d)                         0.89%            6.41% ++    1.09%          1.81%       31.10% ++
Portfolio turnover rate            76%             127%         76%           127%          17%
Net assets at end of
  period (in 000's)            $  163          $    41      $6,570        $ 4,418       $  281




                                           CLASS I                     CLASS R2               CLASS R3
                            -------------------------------------    -----------    ---------------------------
                                                        JUNE 29,      JANUARY 8,                      MAY 1,
                                                         2007**         2009**                        2008**
                                                        THROUGH        THROUGH       YEAR ENDED       THROUGH
                            YEAR ENDED OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,

                            -----------------------------------------------------------------------------------
                              2009           2008         2007           2009           2009           2008

Net asset value at
  beginning of period       $  7.96        $ 10.58       $10.00         $ 7.84         $ 7.93         $ 10.07
                            -------        -------       ------         ------         ------         -------
Net investment income (a)      0.25           0.26         0.08           0.15           0.20            0.14
Net realized and
  unrealized gain (loss)
  on investments               1.18          (2.81)        0.50           1.13           1.17           (2.28)
                            -------        -------       ------         ------         ------         -------
Total from investment
  operations                   1.43          (2.55)        0.58           1.28           1.37           (2.14)
                            -------        -------       ------         ------         ------         -------
Less dividends and
  distributions:
  From net investment
     income                   (0.21)         (0.06)          --             --          (0.17)             --
  From net realized gain
     on investments              --          (0.01)          --             --             --              --
                            -------        -------       ------         ------         ------         -------
Total dividends and
  distributions               (0.21)         (0.07)          --             --          (0.17)             --
                            -------        -------       ------         ------         ------         -------
Net asset value at end of
  period                    $  9.18        $  7.96       $10.58         $ 9.12         $ 9.13         $  7.93
                            =======        =======       ======         ======         ======         =======
Total investment return
  (b)                         18.38%        (24.25%)       5.80%(c)      16.33%(c)(e)   17.62%         (21.25%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        2.98%          2.77%        2.42%++        2.12%++        2.47%           3.25% ++
  Net expenses (d)             0.12%          0.13%        0.13%++        0.47%++        0.72%           0.73% ++
  Expenses (before
     waiver/reimbursement)
     (d)                       0.84%          1.51%       30.84%++        1.18%++        1.44%           1.86% ++
Portfolio turnover rate          76%           127%          17%            76%            76%            127%
Net assets at end of
  period (in 000's)         $33,025        $20,105       $  930         $1,821         $  996         $   887



**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





16    MainStay Retirement 2010 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY RETIREMENT 2020 FUND
INVESTMENT AND PERFORMANCE COMPARISON(1)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (6/29/07)
----------------------------------------------
With sales charges         11.50%      -7.52%
Excluding sales charges    17.99       -5.26





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                             BARCLAYS CAPITAL
                        MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                             2020 FUND            INDEX          INDEX          BOND INDEX
                        -------------------    ----------    ------------    ----------------
6/29/07                         9450              10000          10000             10000
10/31/07                        9989              10365          10619             10377
10/31/08                        7057               6624           5668             10408
10/31/09                        8327               7273           7239             11844





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (6/29/07)
----------------------------------------------
With sales charges         11.48%      -7.47%
Excluding sales charges    17.97       -5.21





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                             BARCLAYS CAPITAL
                        MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                             2020 FUND            INDEX          INDEX          BOND INDEX
                        -------------------    ----------    ------------    ----------------
6/29/07                        23625              25000          25000             25000
10/31/07                       24972              25913          26548             25942
10/31/08                       17667              16560          14170             26021
10/31/09                       20841              18183          18097             29609





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                          SINCE
AVERAGE ANNUAL                  ONE     INCEPTION
TOTAL RETURNS                   YEAR    (6/29/07)
-------------------------------------------------
                               18.30%     -4.99%





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                             BARCLAYS CAPITAL
                        MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                             2020 FUND            INDEX          INDEX          BOND INDEX
                        -------------------    ----------    ------------    ----------------
6/29/07                        10000              10000          10000             10000
10/31/07                       10580              10365          10619             10377
10/31/08                        7497               6624           5668             10408
10/31/09                        8869               7273           7239             11844



1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of 0.25%. Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    17

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL     ONE     INCEPTION
TOTAL RETURNS      YEAR    (6/29/07)
------------------------------------
                  17.95%     -5.27%





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2020 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       10000              10000          10000             10000
10/31/07                      10566              10365          10619             10377
10/31/08                       7468               6624           5668             10408
10/31/09                       8808               7273           7239             11844





CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL     ONE     INCEPTION
TOTAL RETURNS      YEAR    (6/29/07)
------------------------------------
                  17.71%     -5.53%





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2020 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       10000              10000          10000             10000
10/31/07                      10557              10365          10619             10377
10/31/08                       7436               6624           5668             10408
10/31/09                       8753               7273           7239             11844





 BENCHMARK PERFORMANCE                             ONE       SINCE
                                                   YEAR    INCEPTION
S&P 500(R) Index(5)                                9.80%     -12.75%
MSCI EAFE(R) Index(6)                             27.71      -12.93
Barclays Capital U.S. Aggregate Bond Index(7)     13.79        7.52
Average Lipper mixed-asset target 2020 fund(8)    16.67       -8.06



2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2020 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



18    MainStay Retirement 2020 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2020 FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,179.10        $2.58          $1,022.80         $2.40
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,177.90        $2.03          $1,023.30         $1.89
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,180.20        $0.66          $1,024.60         $0.61
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,179.60        $2.58          $1,022.80         $2.40
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,177.90        $3.95          $1,021.60         $3.67
--------------------------------------------------------------------------------------------------------



1. Expenses are equal to the Fund's annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                   mainstayinvestments.com    19

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2009 (UNAUDITED)

(COMPOSITION PIE CHART)

Total Return                                    41.6
Growth of Capital                               32.3
Capital Appreciation                            15.6
Current Income                                  10.2
Other Assets, Less Liabilities                   0.3





See Portfolio of Investments on page 24 for specific holdings within these categories.



20    MainStay Retirement 2020 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS  (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY RETIREMENT 2020 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 17.99% for Investor Class shares and 17.97% for Class A shares for the 12 months ended October 31, 2009. Over the same period, Class I shares returned 18.30%, Class R2 shares returned 17.95% and Class R3 shares returned 17.71%. All share classes outperformed the 16.67% return of the average Lipper(1) mixed-asset target 2020 fund and the 9.80% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2009. As of October 31, 2009, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 17 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to here as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at var-ious capitalization levels or in fixed-income securi-ties. Not all of these asset categories are reflected in the S&P 500(R) Index.

The Fund's outperformance of the average Lipper peer and the S&P 500(R) Index resulted primarily from Underlying Funds that invested in below-investment-grade corporate bonds and non-large-cap stocks and from a few of the Underlying Funds that had excel-lent security selection.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3) It is difficult to credit any single factor with having a disproportionate effect on the Fund's relative performance during the reporting period, but the decision to overweight high-yield bonds in response to atypically wide credit spreads(4) stands out to some degree.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund in four important ways. First, we shifted assets from MainStay Indexed Bond Fund into MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund, MainStay 130/30 High Yield Fund and Main-Stay Global High Income Fund, all of which invest in lower-quality debt instruments. This decision had a positive impact on the Fund's performance, as credit spreads narrowed during the reporting period.

Second, we lowered the Fund's average equity market capitalization during the second half of the reporting period through purchases of MainStay U.S. Small Cap Fund, MainStay Mid Cap Core Fund and MainStay Epoch U.S. All Cap Fund. The impact of this shift has been muted, since performance of smaller-cap stocks was not substantially different from that of large-cap stocks in the latter months of the reporting period.

Third, we reduced the Fund's position in MainStay Common Stock Fund and directed the proceeds primarily to MainStay 130/30 Core Fund. This deci-sion did not have a material impact on the Fund's performance during the reporting period.

Fourth, the Fund moved assets out of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund

----------
1. See footnote on page 18 for more information on Lipper Inc.
2. See footnote on page 18 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 23 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   mainstayinvestments.com    21
and redirected part of the proceeds to MainStay MAP Fund to further diversify the Fund across manager styles. This change did not have a material impact on the Fund's performance during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

The Underlying Equity Fund holding with the highest total return during the reporting period was T. Rowe Price Emerging Markets Stock Fund, which led by a wide margin. MainStay U.S. Small Cap Fund followed at a distance. The lowest total returns came from MainStay Value Fund and MainStay Common Stock Fund.

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund and MainStay ICAP International Equity Fund made the greatest positive contributions to the Fund's absolute performance with weightings and total returns taken into account. The Fund held substantial positions in both of these Underlying Funds, and they both provided strong returns.

MainStay Common Stock Fund, MainStay 130/30 International Fund, MainStay ICAP International Fund, and MainStay International Equity Fund detracted the most from the Fund's absolute per-formance, although all of these Underlying Funds posted positive results during the reporting period.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee kept the federal funds target rate very low and the Federal Reserve began to purchase bonds directly in an effort to bring down long-term borrowing costs. Signs during the reporting period that the economy was recovering brought further relief to the corporate bond market in 2009. Spreads narrowed considerably. Bank loans also performed quite well, as liquidity issues in that market were resolved.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the market's anticipation of an eventual recovery, the Fund began on March 10, 2009 to implement a bias toward lower-quality instruments and increased its holdings in MainStay High Yield Corporate Bond Fund, MainStay 130/30 High Yield Fund and MainStay Floating Rate Fund. We maintained this bias throughout the remainder of the reporting period, and the market rewarded this positioning. Spreads neared their historical averages and default risks remained high, so we removed this bias shortly after the reporting period ended, moving back to a benchmark weight in Underlying Funds that invest in high-yield debt securities.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay 130/30 High Yield Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality instruments. MainStay Intermediate Term Bond Fund and Main-Stay Indexed Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although they both posted positive results during the reporting period.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


22    MainStay Retirement 2020 Fund

MainStay Retirement 2020 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, shareholders will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the shareholder and may increase taxes payable by the shareholder.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The "target date" in a target-date fund is the approximate date an investor plans to stop making contributions and gradually start withdrawing money. Because target-date funds typically are managed to specific retirement dates or date ranges, investors may be taking on greater risk if the actual year of retirement differs dramatically from the investor's original estimated date of retirement. Target-date funds generally reduce equity exposure and become more conservative over time. While this may help manage risk, it does not guarantee earnings growth nor is the funds principal value guaranteed at any time including at the target date or thereafter. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation. Target-date funds allocate their investments among multiple asset classes, which can include U.S. and foreign equity securities and fixed-income securities.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Underlying Fund's investments. If interest rates rise, less of the debt may be repaid and the Underlying Fund may lose money. The principal risk of mortgage dollar rolls is that the security the Underlying Fund receives at the end of the transaction may be worth less than the security the Underlying Fund sold to the same counterparty at the beginning of the transaction.

- The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value.

- The values of debt securities fluctuate depending on various factors including interest rates, issuer creditworthiness, market conditions and maturities.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Underlying Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Underlying Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Underlying Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Underlying Fund's exposure to long equity positions and may make any change in the Underlying Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

- Investment in real estate investment trusts (REITs) carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.


                                                   mainstayinvestments.com    23

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                   SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 93.4%+
---------------------------------------------------------

EQUITY FUNDS 60.3%
MainStay 130/30 Core Fund Class
  I                               474,564   $   3,051,449
MainStay 130/30 Growth Fund
  Class I (a)                     132,829         992,231
MainStay 130/30 International
  Fund Class I (a)                299,978       1,901,859
MainStay Common Stock Fund
  Class I                         297,314       2,889,892
MainStay Epoch U.S. All Cap
  Fund Class I                     48,309         911,589
MainStay Growth Equity Fund
  Class I                          59,676         558,568
MainStay ICAP Equity Fund Class
  I                               110,129       3,296,150
MainStay ICAP International
  Fund Class I                     70,314       1,906,929
MainStay ICAP Select Equity
  Fund Class I                    114,818       3,299,862
MainStay International Equity
  Fund Class I                    152,063       1,874,942
MainStay Large Cap Growth Fund
  Class I (a)                     906,779       5,141,436
MainStay MAP Fund Class I         202,585       5,297,590
MainStay S&P 500 Index Fund
  Class I                          15,381         371,450
MainStay Small Cap Growth Fund
  Class I (a)(b)                   40,158         451,783
MainStay U.S. Small Cap Fund
  Class I                         129,401       1,645,986
MainStay Value Fund Class I (b)    79,453       1,098,038
                                            -------------
                                               34,689,754
                                            -------------

FIXED INCOME FUNDS 33.1%
MainStay 130/30 High Yield Fund
  Class I                         200,796       2,192,691
MainStay Floating Rate Fund
  Class I                         145,411       1,304,341
MainStay Global High Income
  Fund Class I (b)                 69,632         772,911
MainStay High Yield Corporate
  Bond Fund Class I               285,880       1,589,491
MainStay Indexed Bond Fund
  Class I                         814,798       9,239,807
MainStay Intermediate Term Bond
  Fund Class I                    383,693       3,959,707
                                            -------------
                                               19,058,948
                                            -------------
Total Affiliated Investment
  Companies
  (Cost $49,874,664)                           53,748,702

                                            -------------

UNAFFILIATED INVESTMENT COMPANIES 6.3%
---------------------------------------------------------

EQUITY FUNDS 5.0%
T. Rowe Price Emerging Markets
  Stock Fund                       57,393       1,584,618
T. Rowe Price International
  Discovery Fund                   35,732       1,277,046
                                            -------------
                                                2,861,664
                                            -------------

FIXED INCOME FUND 1.3%
American Century International
  Bond Fund Institutional Class    50,677         758,634
                                            -------------
Total Unaffiliated Investment
  Companies
  (Cost $3,089,702)                             3,620,298
                                            -------------
Total Investments
  (Cost $52,964,366) (c)             99.7%     57,369,000
Other Assets,
  Less Liabilities                    0.3         151,856
                                    -----    ------------
Net Assets                          100.0%  $  57,520,856
                                    =====    ============




+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(c)  At October 31, 2009, cost is $55,846,699
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $1,522,301
Gross unrealized depreciation               --
                                    ----------
Net unrealized appreciation         $1,522,301
                                    ==========



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)          TOTAL
 Investments in Other Securities
 Affiliated Investment Companies
    Equity Funds                                 $34,689,754      $     --        $     --    $34,689,754
    Fixed Income Funds                            19,058,948            --              --     19,058,948
                                                 -----------      --------        --------    -----------
 Total Affiliated Investment Companies            53,748,702            --              --     53,748,702
                                                 -----------      --------        --------    -----------
 Unaffiliated Investment Companies
    Equity Funds                                   2,861,664            --              --      2,861,664
    Fixed Income Fund                                758,634            --              --        758,634
                                                 -----------      --------        --------    -----------
    Total Unaffiliated Investment Companies        3,620,298            --              --      3,620,298
                                                 -----------      --------        --------    -----------
 Total Investments in Securities                 $57,369,000           $--             $--    $57,369,000
                                                 ===========      ========        ========    ===========




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



24    MainStay Retirement 2020 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $49,874,664)                   $53,748,702
Investments in unaffiliated
  investment companies, at value
  (identified cost $3,089,702)          3,620,298
Receivables:
  Fund shares sold                        158,100
  Investment securities sold               82,854
  Manager (See Note 3)                     24,035
Other assets                               36,948
                                      -----------
     Total assets                      57,670,937
                                      -----------
LIABILITIES:
Due to custodian                           82,854
Payables:
  Fund shares redeemed                     25,569
  Transfer agent (See Note 3)              16,358
  Professional fees                        14,947
  NYLIFE Distributors (See Note 3)          3,523
  Custodian                                 3,048
  Shareholder communication                   545
  Directors                                   155
Accrued expenses                            3,082
                                      -----------
     Total liabilities                    150,081
                                      -----------
Net assets                            $57,520,856
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    67,123
Additional paid-in capital             56,641,878
                                      -----------
                                       56,709,001
Accumulated undistributed net
  investment income                       641,917
Accumulated net realized loss on
  investments                          (4,234,696)
Net unrealized appreciation on
  investments                           4,404,634
                                      -----------
Net assets                            $57,520,856
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   915,336
                                      ===========
Shares of capital stock outstanding       106,965
                                      ===========
Net asset value per share
  outstanding                         $      8.56
Maximum sales charge (5.50% of
  offering price)                            0.50
                                      -----------
Maximum offering price per share
  outstanding                         $      9.06
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $11,026,108
                                      ===========
Shares of capital stock outstanding     1,290,652
                                      ===========
Net asset value per share
  outstanding                         $      8.54
Maximum sales charge (5.50% of
  offering price)                            0.50
                                      -----------
Maximum offering price per share
  outstanding                         $      9.04
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $42,809,091
                                      ===========
Shares of capital stock outstanding     4,990,212
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.58
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $ 1,057,222
                                      ===========
Shares of capital stock outstanding       123,786
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.54
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 1,713,099
                                      ===========
Shares of capital stock outstanding       200,698
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.54
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies             $ 1,006,037
  Dividend distributions from
     unaffiliated investment
     companies                             55,562
                                      -----------
     Total income                       1,061,599
                                      -----------
EXPENSES:
  Registration                             88,014
  Transfer agent--Investor Class
     (See Note 3)                           2,934
  Transfer agent--Class A (See Note
     3)                                    15,498
  Transfer agent--Classes I, R2 and
     R3
     (See Note 3)                          63,699
  Manager (See Note 3)                     37,306
  Professional fees                        32,496
  Shareholder communication                26,742
  Distribution/Service--Investor
     Class (See Note 3)                     1,429
  Distribution/Service--Class A (See
     Note 3)                               17,978
  Distribution/Service--Class R2
     (See Note 3)                           1,068
  Distribution/Service--Class R3
     (See Note 3)                           3,607
  Custodian                                10,185
  Distribution--Class R3 (See Note
     3)                                     3,608
  Shareholder service--Class R2 (See
     Note 3)                                  427
  Shareholder service--Class R3 (See
     Note 3)                                1,443
  Directors                                 1,783
  Miscellaneous                             7,021
                                      -----------
     Total expenses before
       waiver/reimbursement               315,238
  Expense waiver/reimbursement from
     Manager (See Note 3)                (238,474)
  Expense reimbursement from
     Transfer agent (See Note 3)           (1,911)
                                      -----------
     Net expenses                          74,853
                                      -----------
Net investment income                     986,746
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                      (3,086,257)
  Unaffiliated investment company
     transactions                        (624,359)
  Realized gain distributions from
     unaffiliated investment
     companies                              7,505
                                      -----------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                 (3,703,111)
                                      -----------
Net change in unrealized
  depreciation on investments          10,536,753
                                      -----------
Net realized and unrealized gain on
  investments                           6,833,642
                                      -----------
Net increase in net assets resulting
  from operations                     $ 7,820,388
                                      ===========






26    MainStay Retirement 2020 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009          2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $   986,746   $   293,395
 Net realized loss on
  investments from affiliated
  and unaffiliated investment
  company transactions           (3,703,111)     (447,851)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 10,536,753    (6,157,303)
                                -------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      7,820,388    (6,311,759)
                                -------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                   (6,172)           --
    Class A                        (127,594)       (1,259)
    Class I                        (471,082)      (34,261)
    Class R3                        (27,097)           --
                                -------------------------
                                   (631,945)      (35,520)
                                -------------------------
 From net realized gain on investments:
    Investor Class                     (630)           --
    Class A                         (11,253)         (217)
    Class I                         (42,294)       (4,611)
    Class R3                         (2,967)           --
                                -------------------------
                                    (57,144)       (4,828)
                                -------------------------
 Total dividends and
  distributions to
  shareholders                     (689,089)      (40,348)
                                -------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         32,450,241    35,771,786
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 689,089        40,348
 Cost of shares redeemed         (9,078,659)   (3,867,755)
                                -------------------------
    Increase in net assets
     derived from capital
     share transactions          24,060,671    31,944,379
                                -------------------------
    Net increase in net assets   31,191,970    25,592,272

NET ASSETS:
Beginning of year                26,328,886       736,614
                                -------------------------
End of year                     $57,520,856   $26,328,886
                                =========================
Accumulated undistributed net
 investment income at end of
 year                           $   641,917   $   279,870
                                =========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                INVESTOR CLASS                         CLASS A
                         ---------------------------    -------------------------------------
                                        FEBRUARY 28,                                JUNE 29,
                                           2008**                                    2007**
                          YEAR ENDED       THROUGH                                  THROUGH
                         OCTOBER 31,     OCTOBER 31,    YEAR ENDED OCTOBER 31,    OCTOBER 31,

                         --------------------------------------------------------------------
                             2009           2008          2009           2008         2007
Net asset value at
  beginning of period       $ 7.43         $  9.83      $  7.44        $ 10.57       $10.00
                            ------         -------      -------        -------       ------
Net investment income
  (a)                         0.18            0.12         0.19           0.17         0.04
Net realized and
  unrealized gain
  (loss) on investments       1.13           (2.52)        1.11          (3.25)        0.53
                            ------         -------      -------        -------       ------
Total from investment
  operations                  1.31           (2.40)        1.30          (3.08)        0.57
                            ------         -------      -------        -------       ------
Less dividends and
  distributions:
  From net investment
     income                  (0.16)             --        (0.18)         (0.04)          --
  From net realized
     gain on
     investments             (0.02)             --        (0.02)         (0.01)          --
                            ------         -------      -------        -------       ------
Total dividends and
  distributions              (0.18)             --        (0.20)         (0.05)          --
                            ------         -------      -------        -------       ------
Net asset value at end
  of period                 $ 8.56         $  7.43      $  8.54        $  7.44       $10.57
                            ======         =======      =======        =======       ======
Total investment return
  (b)                        17.99%         (24.42%)(c)   17.97%        (29.25%)       5.70%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income       2.31%           2.02% ++     2.48%          1.79%        1.32%++
  Net expenses (d)            0.47%           0.47% ++     0.37%          0.38%        0.38%++
  Expenses (before
     waiver/reimburse-
     ment) (d)                1.31%           1.48% ++     1.01%          1.74%       35.65%++
Portfolio turnover rate         68%            134%          68%           134%          25%
Net assets at end of
  period (in 000's)         $  915         $   342      $11,026        $ 4,940       $  297




                                        CLASS I                     CLASS R2              CLASS R3
                         -------------------------------------    -----------    --------------------------
                                                     JUNE 29,      JANUARY 8,                      MAY 1,
                                                      2007**         2009**                        2008**
                                                     THROUGH        THROUGH       YEAR ENDED      THROUGH
                         YEAR ENDED OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,

                         ----------------------------------------------------------------------------------
                           2009           2008         2007           2009           2009           2008
Net asset value at
  beginning of period    $  7.45        $ 10.57       $10.00         $ 7.21         $ 7.42        $  9.98
                         -------        -------       ------         ------         ------        -------
Net investment income
  (a)                       0.21           0.19         0.05           0.12           0.17           0.10
Net realized and
  unrealized gain
  (loss) on investments     1.12          (3.24)        0.52           1.21           1.12          (2.66)
                         -------        -------       ------         ------         ------        -------
Total from investment
  operations                1.33          (3.05)        0.57           1.33           1.29          (2.56)
                         -------        -------       ------         ------         ------        -------
Less dividends and
  distributions:
  From net investment
     income                (0.18)         (0.06)          --             --          (0.15)            --
  From net realized
     gain on
     investments           (0.02)         (0.01)          --             --          (0.02)            --
                         -------        -------       ------         ------         ------        -------
Total dividends and
  distributions            (0.20)         (0.07)          --             --          (0.17)            --
                         -------        -------       ------         ------         ------        -------
Net asset value at end
  of period              $  8.58        $  7.45       $10.57         $ 8.54         $ 8.54        $  7.42
                         =======        =======       ======         ======         ======        =======
Total investment return
  (b)                      18.30%        (29.14%)       5.80%(c)      18.45%(c)(e)   17.71%        (25.65%)(c)

Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income     2.73%          2.06%        1.56%++        1.82%++        2.31%          2.61% ++
  Net expenses (d)          0.12%          0.13%        0.13%++        0.47%++        0.72%          0.73% ++
  Expenses (before
     waiver/reimburse-
     ment) (d)              0.76%          1.45%       35.16%++        1.09%++        1.37%          1.81% ++
Portfolio turnover rate       68%           134%          25%            68%            68%           134%
Net assets at end of
  period (in 000's)      $42,809        $19,743       $  440         $1,057         $1,713        $ 1,305




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





28    MainStay Retirement 2020 Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY RETIREMENT 2030 FUND
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (6/29/07)
----------------------------------------------
With sales charges         11.19%     -10.24%
Excluding sales charges    17.67       -8.05



(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2030 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                        9450              10000          10000             10000
10/31/07                      10008              10365          10619             10377
10/31/08                       6598               6624           5668             10408
10/31/09                       7764               7273           7239             11844





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL               ONE     INCEPTION
TOTAL RETURNS               YEAR     (6/29/07)
----------------------------------------------
With sales charges         11.16%     -10.20%
Excluding sales charges    17.63       -8.00



(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2030 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       23625              25000          25000             25000
10/31/07                      25019              25913          26548             25942
10/31/08                      16520              16560          14170             26021
10/31/09                      19432              18183          18097             29609





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                          SINCE
AVERAGE ANNUAL                  ONE     INCEPTION
TOTAL RETURNS                   YEAR    (6/29/07)
-------------------------------------------------
                               17.96%     -7.79%



(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2030 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       10000              10000          10000             10000
10/31/07                      10600              10365          10619             10377
10/31/08                       7010               6624           5668             10408
10/31/09                       8270               7273           7239             11844




1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of 0.25%. Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    29

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL     ONE     INCEPTION
TOTAL RETURNS      YEAR    (6/29/07)
------------------------------------
                  17.46%     -8.11%



(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2030 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       10000              10000          10000             10000
10/31/07                      10586              10365          10619             10377
10/31/08                       6983               6624           5668             10408
10/31/09                       8202               7273           7239             11844





CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL     ONE     INCEPTION
TOTAL RETURNS      YEAR    (6/29/07)
------------------------------------
                  17.28%     -8.29%



(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2030 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       10000              10000          10000             10000
10/31/07                      10577              10365          10619             10377
10/31/08                       6962               6624           5668             10408
10/31/09                       8165               7273           7239             11844





 BENCHMARK PERFORMANCE                             ONE       SINCE
                                                   YEAR    INCEPTION
S&P 500(R) Index(5)                                9.80%     -12.75%
MSCI EAFE(R) Index(6)                             27.71      -12.93
Barclays Capital U.S. Aggregate Bond Index(7)     13.79        7.52
Average Lipper mixed-asset target 2030 fund(8)    16.90      -10.71



   or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the Fund's broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2030 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



30    MainStay Retirement 2030 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2030 FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,198.50        $2.60          $1,022.80         $2.40
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,199.10        $2.05          $1,023.30         $1.89
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,199.40        $0.67          $1,024.60         $0.61
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,197.60        $2.60          $1,022.80         $2.40
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,197.00        $3.99          $1,021.60         $3.67
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                   mainstayinvestments.com    31

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2009 (UNAUDITED)

(COMPOSITION PIE CHART)

Growth of Capital                               39.2
Total Return                                    30.6
Capital Appreciation                            20.8
Current Income                                   9.2
Cash and Other Assets, Less Liabilities          0.2





See Portfolio of Investments on page 36 for specific holdings within these categories.





32    MainStay Retirement 2030 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY RETIREMENT 2030 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 17.67% for Investor Class shares and 17.63% for Class A shares for the 12 months ended October 31, 2009. Over the same period, Class I shares returned 17.96%, Class R2 shares returned 17.46% and Class R3 shares returned 17.28%. All share classes outperformed the 16.90% return of the average Lipper(1) mixed-asset target 2030 fund and the 9.80% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2009. As of October 31, 2009, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 29 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to here as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at var-ious capitalization levels or in fixed-income securi-ties. Not all of these asset categories are reflected in the S&P 500(R) Index.

The Fund's outperformance of the average Lipper peer and the S&P 500(R) Index resulted primarily from Underlying Funds that invested in below-investment-grade corporate bonds and non-large-cap stocks and from a few of the Underlying Funds that had excellent stock selection.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3) It is difficult to credit any single factor with having a disproportionate effect on the Fund's relative performance during the reporting period, but the decision to overweight high-yield bonds in response to atypically wide credit spreads(4) stands out to some degree.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund in four important ways. First, we shifted assets from MainStay Indexed Bond Fund into MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund, MainStay 130/30 High Yield Fund and MainStay Global High Income Fund, all of which invest in lower-quality debt instruments. This decision had a positive impact on the Fund's performance, as credit spreads narrowed during the reporting period.

Second, we lowered the Fund's average equity market capitalization during the second half of the reporting period through purchases of MainStay U.S. Small Cap Fund, MainStay Mid Cap Core Fund and MainStay Epoch U.S. All Cap Fund. The impact of this shift has been muted, since performance of smaller-cap stocks was not substantially different from that of large-cap stocks in the latter months of the reporting period.

Third, we reduced the Fund's position in MainStay Common Stock Fund and directed the proceeds primarily to MainStay 130/30 Core Fund. This decision did not have a material impact on the Fund's performance during the reporting period.

Fourth, the Fund moved assets out of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund

----------
1. See footnote on page 30 for more information on Lipper Inc.
2. See footnote on page 30 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 35 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   mainstayinvestments.com    33
and redirected part of the proceeds to MainStay MAP Fund to further diversify the Fund across manager styles. This change did not have a material impact on the Fund's performance during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

The Underlying Equity Fund holding with the highest total return during the reporting period was T. Rowe Price Emerging Markets Stock Fund, which led by a wide margin. MainStay U.S. Small Cap Fund followed at a distance. The lowest total returns came from MainStay Value Fund and MainStay Common Stock Fund.

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund and MainStay MAP Fund made the greatest positive contributions to the Fund's absolute performance with weightings and total returns taken into account. The Fund held substantial positions in both of these Underlying Funds.

MainStay Common Stock Fund, MainStay 130/30 International Fund, MainStay ICAP International Fund, and MainStay International Equity Fund detracted the most from the Fund's performance, although all of these Underlying Funds posted positive results during the reporting period.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee kept the federal funds target rate very low and the Federal Reserve began to purchase bonds directly in an effort to bring down long-term borrowing costs. Signs during the period that the economy was recovering brought further relief to the corporate bond market in 2009. Spreads narrowed considerably. Bank loans also performed quite well, as liquidity issues in that market were resolved.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the market's anticipation of an eventual recovery, the Fund began on March 10, 2009 to implement a bias toward lower-quality instruments and increased its holdings in MainStay High Yield Corporate Bond Fund, MainStay 130/30 High Yield Fund and MainStay Floating Rate Fund. We maintained this bias throughout the remainder of the reporting period, and the market rewarded this positioning. Spreads neared their historical averages and default risks remained high, so we removed this bias shortly after the reporting period ended, moving back to a benchmark weight in Underlying Funds that invest in high-yield debt securities.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay 130/30 High Yield Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality instruments. MainStay Intermediate Term Bond Fund and MainStay Indexed Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although they both posted positive results during the reporting period.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


34    MainStay Retirement 2030 Fund

MainStay Retirement 2030 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, shareholders will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the shareholder and may increase taxes payable by the shareholder.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The "target date" in a target-date fund is the approximate date an investor plans to stop making contributions and gradually start withdrawing money. Because target-date funds typically are managed to specific retirement dates or date ranges, investors may be taking on greater risk if the actual year of retirement differs dramatically from the investor's original estimated date of retirement. Target-date funds generally reduce equity exposure and become more conservative over time. While this may help manage risk, it does not guarantee earnings growth nor is the fund's principal value guaranteed at any time including at the target date or thereafter. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation. Target-date funds allocate their investments among multiple asset classes, which can include U.S. and foreign equity securities and fixed-income securities.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Underlying Fund's investments. If interest rates rise, less of the debt may be repaid and the Underlying Fund may lose money. The principal risk of mortgage dollar rolls is that the security the Underlying Fund receives at the end of the transaction may be worth less than the security the Underlying Fund sold to the same counterparty at the beginning of the transaction.

- The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value.

- The values of debt securities fluctuate depending on various factors including interest rates, issuer creditworthiness, market conditions and maturities.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Underlying Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Underlying Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Underlying Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Underlying Fund's exposure to long equity positions and may make any change in the Underlying Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

- Investment in real estate investment trusts (REITs) carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.


                                                   mainstayinvestments.com    35

PORTFOLIO OF INVESTMENTS  OCTOBER 31, 2009



                                     SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 91.9%+
-----------------------------------------------------------

EQUITY FUNDS 72.9%
MainStay 130/30 Core Fund
  Class I                           809,961   $   5,208,051
MainStay 130/30 Growth Fund
  Class I (a)                       143,559       1,072,386
MainStay 130/30 International
  Fund Class I (a)                  456,534       2,894,424
MainStay Common Stock Fund
  Class I                           347,398       3,376,706
MainStay Epoch U.S. All Cap
  Fund Class I                       40,351         761,420
MainStay Growth Equity Fund
  Class I                            84,137         787,523
MainStay ICAP Equity Fund
  Class I                           154,810       4,633,451
MainStay ICAP International
  Fund Class I                      106,559       2,889,886
MainStay ICAP Select Equity
  Fund Class I                      162,771       4,678,045
MainStay International Equity
  Fund Class I                      233,210       2,875,475
MainStay Large Cap Growth Fund
  Class I(a)                      1,358,662       7,703,614
MainStay MAP Fund Class I           277,356       7,252,870
MainStay S&P 500 Index Fund
  Class I                            14,652         353,836
MainStay Small Cap Growth Fund
  Class I (a)(b)                     61,773         694,945
MainStay U.S. Small Cap Fund
  Class I                           297,858       3,788,755
MainStay Value Fund Class I          35,796         494,699
                                              -------------
                                                 49,466,086

                                              -------------

FIXED INCOME FUNDS 19.0%
MainStay 130/30 High Yield
  Fund Class I                      184,972       2,019,897
MainStay Floating Rate Fund
  Class I                           194,817       1,747,507
MainStay Global High Income
  Fund Class I (b)                   93,401       1,036,750
MainStay High Yield Corporate
  Bond Fund Class I                 263,706       1,466,207
MainStay Indexed Bond Fund
  Class I                           411,189       4,662,880
MainStay Intermediate Term
  Bond Fund Class I                 193,802       2,000,036
                                              -------------
                                                 12,933,277
                                              -------------
Total Affiliated Investment
  Companies
  (Cost $57,908,285)                             62,399,363
                                              -------------


UNAFFILIATED INVESTMENT COMPANIES 7.9%
-----------------------------------------------------------

EQUITY FUNDS 6.4%
T. Rowe Price Emerging Markets
  Stock Fund                         86,553       2,389,717
T. Rowe Price International
  Discovery Fund                     54,463       1,946,502
                                              -------------
                                                  4,336,219
                                              -------------

FIXED INCOME FUND 1.5%
American Century International
  Bond Fund Institutional
  Class                              68,977       1,032,591
                                              -------------
Total Unaffiliated Investment
  Companies
  (Cost $4,562,975)                               5,368,810
                                              -------------
Total Investments
  (Cost $62,471,260) (c)               99.8%     67,768,173
Cash and Other Assets,
  Less Liabilities                      0.2         105,078
                                      -----    ------------
Net Assets                            100.0%  $  67,873,251
                                      =====    ============






+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying
     Funds Share Class.
(c)  At October 31, 2009, cost is $66,344,919
     for federal income tax purposes and net
     unrealized appreciation is as follows:




Gross unrealized appreciation       $1,423,254
Gross unrealized depreciation               --
                                    ----------
Net unrealized appreciation         $1,423,254
                                    ==========



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                     PRICES
                                                  IN ACTIVE   SIGNIFICANT
                                                MARKETS FOR         OTHER     SIGNIFICANT
                                                  IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                     ASSETS        INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)     (LEVEL 2)       (LEVEL 3)          TOTAL
 Investments in Securities
 Affiliated Investment Companies
   Equity Funds                                 $49,466,086          $ --            $ --    $49,466,086
   Fixed Income Funds                            12,933,277            --              --     12,933,277
                                                -----------          ----            ----    -----------
 Total Affiliated Investment Companies           62,399,363            --              --     62,399,363
                                                -----------          ----            ----    -----------
 Unaffiliated Investment Companies
   Equity Funds                                   4,336,219            --              --      4,336,219
   Fixed Income Fund                              1,032,591            --              --      1,032,591
 Total Unaffiliated Investment Companies          5,368,810            --              --      5,368,810
                                                -----------          ----            ----    -----------
 Total Investments in Securities                $67,768,173           $--             $--    $67,768,173
                                                ===========          ====            ====    ===========



 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



36    MainStay Retirement 2030 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $57,908,285)                   $62,399,363
Investments in unaffiliated
  investment companies, at value
  (identified cost $4,562,975)          5,368,810
Cash                                       74,353
Receivables:
  Fund shares sold                        145,057
  Manager (See Note 3)                     34,811
Other assets                               37,633
                                      -----------
     Total assets                      68,060,027
                                      -----------
LIABILITIES:
Payables:
  Investment securities purchased          74,353
  Fund shares redeemed                     60,311
  Transfer agent (See Note 3)              25,395
  Professional fees                        15,326
  NYLIFE Distributors (See Note 3)          4,780
  Custodian                                 3,017
  Shareholder communication                   261
  Directors                                   181
Accrued expenses                            3,152
                                      -----------
     Total liabilities                    186,776
                                      -----------
Net assets                            $67,873,251
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    84,941
Additional paid-in capital             67,622,991
                                      -----------
                                       67,707,932
Accumulated undistributed net
  investment income                       553,264
Accumulated net realized loss on
  investments                          (5,684,858)
Net unrealized appreciation on
  investments                           5,296,913
                                      -----------
Net assets                            $67,873,251
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   605,519
                                      ===========
Shares of capital stock outstanding        75,998
                                      ===========
Net asset value per share
  outstanding                         $      7.97
Maximum sales charge (5.50% of
  offering price)                            0.46
                                      -----------
Maximum offering price per share
  outstanding                         $      8.43
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $10,314,284
                                      ===========
Shares of capital stock outstanding     1,297,535
                                      ===========
Net asset value per share
  outstanding                         $      7.95
Maximum sales charge (5.50% of
  offering price)                            0.46
                                      -----------
Maximum offering price per share
  outstanding                         $      8.41
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $50,512,720
                                      ===========
Shares of capital stock outstanding     6,310,862
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.00
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $ 1,539,975
                                      ===========
Shares of capital stock outstanding       193,924
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.94
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 4,900,753
                                      ===========
Shares of capital stock outstanding       615,783
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.96
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              37

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $ 1,010,394
  Dividend distributions from
     unaffiliated investment
     companies                             94,853
                                      -----------
     Total income                       1,105,247
                                      -----------
EXPENSES:
  Transfer agent--Investor Class
     (See Note 3)                           3,202
  Transfer agent--Class A (See Note
     3)                                    16,634
  Transfer agent--Classes I, R2 and
     R3 (See Note 3)                       92,073
  Registration                             96,203
  Manager (See Note 3)                     44,200
  Professional fees                        32,986
  Shareholder communication                32,114
  Distribution/Service--Investor
     Class (See Note 3)                       843
  Distribution/Service--Class A (See
     Note 3)                               16,782
  Distribution/Service--Class R2
     (See Note 3)                           1,512
  Distribution--Class R3 (See Note
     3)                                     9,851
  Custodian                                10,294
  Distribution/Service--Class R3
     (See Note 3)                           9,851
  Shareholder service--Class R2 (See
     Note 3)                                  605
  Shareholder service--Class R3 (See
     Note 3)                                3,941
  Directors                                 2,100
  Miscellaneous                             7,160
                                      -----------
     Total expenses before
       waiver/reimbursement               380,351
  Expense waiver/reimbursement from
     Manager (See Note 3)                (281,377)
  Expense reimbursement from
     Transfer agent (See Note 3)           (2,518)
                                      -----------
     Net expenses                          96,456
                                      -----------
Net investment income                   1,008,791
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                      (4,260,359)
  Unaffiliated investment company
     transactions                        (913,189)
  Realized gain distributions from
     unaffiliated investment
     companies                              9,031
                                      -----------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                 (5,164,517)
                                      -----------
Net change in unrealized
  depreciation on investments          13,680,745
                                      -----------
Net realized and unrealized gain on
  investments                           8,516,228
                                      -----------
Net increase in net assets resulting
  from operations                     $ 9,525,019
                                      ===========






38    MainStay Retirement 2030 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                        2009          2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  1,008,791   $   218,956
 Net realized loss on
  investments from affiliated
  and unaffiliated investment
  company transactions            (5,164,517)     (434,836)
 Net change in unrealized
  appreciation (depreciation)
  on investments                  13,680,745    (8,411,513)
                                --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                       9,525,019    (8,627,393)
                                --------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Investor Class                    (3,124)           --
    Class A                         (110,257)       (2,589)
    Class I                         (489,844)      (49,234)
    Class R3                         (63,982)           --
                                --------------------------
                                    (667,207)      (51,823)
                                --------------------------
 From net realized gain on investments:
    Investor Class                      (213)           --
    Class A                           (6,363)         (366)
    Class I                          (30,777)       (6,094)
    Class R3                          (4,842)           --
                                --------------------------
                                     (42,195)       (6,460)
                                --------------------------
Total dividends and
 distributions to
 shareholders                       (709,402)      (58,283)
                                --------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          37,041,778    43,909,873
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                  709,402        58,283
 Cost of shares redeemed         (10,525,579)   (4,042,945)
                                --------------------------
    Increase in net assets
     derived from capital
     share transactions           27,225,601    39,925,211
                                --------------------------
    Net increase in net assets    36,041,218    31,239,535

NET ASSETS:
Beginning of year                 31,832,033       592,498
                                --------------------------
End of year                     $ 67,873,251   $31,832,033
                                ==========================
Accumulated undistributed net
 investment income at end of
 year                           $    553,264   $   202,954
                                ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              39

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS                       CLASS A
                            ---------------------------    ---------------------------------
                                           FEBRUARY 28,                            JUNE 29,
                                              2008**                                2007**
                             YEAR ENDED       THROUGH          YEAR ENDED          THROUGH
                            OCTOBER 31,     OCTOBER 31,        OCTOBER 31,       OCTOBER 31,

                            ----------------------------------------------------------------
                                2009           2008          2009       2008         2007
Net asset value at
  beginning of period          $ 6.92         $  9.60      $  6.92    $ 10.59       $10.00
                               ------         -------      -------    -------       ------
Net investment income            0.12 (a)        0.07 (a)     0.15 (a)   0.11 (a)     0.02
Net realized and
  unrealized gain (loss)
  on investments                 1.07           (2.75)        1.05      (3.69)        0.57
                               ------         -------      -------    -------       ------
Total from investment
  operations                     1.19           (2.68)        1.20      (3.58)        0.59
                               ------         -------      -------    -------       ------
Less dividends:
  From net investment
     income                     (0.13)             --        (0.16)     (0.08)          --
  From net realized gain
     on investments             (0.01)             --        (0.01)     (0.01)          --
                               ------         -------      -------    -------       ------
Total dividends and
  distributions                 (0.14)             --        (0.17)     (0.09)          --
                               ------         -------      -------    -------       ------
Net asset value at end of
  period                       $ 7.97         $  6.92      $  7.95    $  6.92       $10.59
                               ======         =======      =======    =======       ======
Total investment return
  (b)                           17.67%         (27.92%)(c)   17.63%    (33.97%)       5.90%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.75%           1.26% ++     2.14%      1.22%        0.71% ++
  Net expenses (d)               0.47%           0.46% ++     0.37%      0.38%        0.38% ++
  Expenses (before
     waiver/reimbursement)
     (d)                         1.70%           1.42% ++     1.01%      1.76%       35.87% ++
Portfolio turnover rate            71%            148%          71%       148%          42%
Net assets at end of
  period (in 000's)            $  606         $   104      $10,314    $ 4,784       $  306




                                         CLASS I                   CLASS R2              CLASS R3
                            ---------------------------------    -----------    --------------------------
                                                    JUNE 29,      JANUARY 8,                      MAY 1,
                                                     2007**         2009**                        2008**
                                YEAR ENDED          THROUGH        THROUGH      YEAR ENDED       THROUGH
                                OCTOBER 31,       OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,

                            ------------------------------------------------------------------------------
                              2009       2008         2007           2009           2009           2008

Net asset value at
  beginning of period       $  6.94    $ 10.60       $10.00         $ 6.64         $ 6.92        $  9.76
                            -------    -------       ------         ------         ------        -------
Net investment income          0.17 (a)   0.13 (a)     0.03           0.08 (a)       0.14 (a)       0.03 (a)
Net realized and
  unrealized gain (loss)
  on investments               1.04      (3.69)        0.57           1.22           1.03          (2.87)
                            -------    -------       ------         ------         ------        -------
Total from investment
  operations                   1.21      (3.56)        0.60           1.30           1.17          (2.84)
                            -------    -------       ------         ------         ------        -------
Less dividends:
  From net investment
     income                   (0.14)     (0.09)          --             --          (0.12)            --
  From net realized gain
     on investments           (0.01)     (0.01)          --             --          (0.01)            --
                            -------    -------       ------         ------         ------        -------
Total dividends and
  distributions               (0.15)     (0.10)          --             --          (0.13)            --
                            -------    -------       ------         ------         ------        -------
Net asset value at end of
  period                    $  8.00    $  6.94       $10.60         $ 7.94         $ 7.96        $  6.92
                            =======    =======       ======         ======         ======        =======
Total investment return
  (b)                         17.96%    (33.86%)       6.00%(c)      19.58%(c)(e)   17.28%        (29.10%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        2.37%      1.49%        0.96%++        1.34% ++       1.98%          0.79% ++
  Net expenses (d)             0.12%      0.13%        0.13%++        0.47% ++       0.72%          0.73% ++
  Expenses (before
     waiver/reimbursement)
     (d)                       0.76%      1.36%       35.62%++        1.10% ++       1.36%          1.69% ++
Portfolio turnover rate          71%       148%          42%            71%            71%           148%
Net assets at end of
  period (in 000's)         $50,513    $23,249       $  287         $1,540         $4,901        $ 3,695




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





40    MainStay Retirement 2030 Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY RETIREMENT 2040 FUND
INVESTMENT AND PERFORMANCE COMPARISON1

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (6/29/07)
---------------------------------------------
With sales charges         10.76%     -11.55%
Excluding sales charges    17.20       -9.39




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2040 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                        9450              10000          10000             10000
10/31/07                      10026              10365          10619             10377
10/31/08                       6401               6624           5668             10408
10/31/09                       7502               7273           7239             11844





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (6/29/07)
---------------------------------------------
With sales charges         10.65%     -11.53%
Excluding sales charges    17.09       -9.37




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2040 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       23625              25000          25000             25000
10/31/07                      25066              25913          26548             25942
10/31/08                      16025              16560          14170             26021
10/31/09                      18764              18183          18097             29609





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                          SINCE
AVERAGE ANNUAL                  ONE     INCEPTION
TOTAL RETURNS                   YEAR    (6/29/07)
-------------------------------------------------
                               17.34%     -9.18%




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                                   BARCLAYS CAPITAL
                     MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)              U.S. AGGREGATE
                          2040 FUND            INDEX          INDEX                   BOND INDEX
                     -------------------    ----------    ------------             ----------------
6/29/07                     10000              10000          10000       10000
10/31/07                    10620              10365          10619       10377
10/31/08                     6802               6624           5668       10408
10/31/09                     7981               7273           7239       11844




1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of 0.25%. Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    41

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL     ONE     INCEPTION
TOTAL RETURNS      YEAR    (6/29/07)
------------------------------------
                  17.07%     -9.43%




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2040 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       10000              10000          10000             10000
10/31/07                      10606              10365          10619             10377
10/31/08                       6774               6624           5668             10408
10/31/09                       7930               7273           7239             11844





CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL     ONE     INCEPTION
TOTAL RETURNS      YEAR    (6/29/07)
------------------------------------
                  16.77%     -9.70%




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2040 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       10000              10000          10000             10000
10/31/07                      10597              10365          10619             10377
10/31/08                       6743               6624           5668             10408
10/31/09                       7874               7273           7239             11844





 BENCHMARK PERFORMANCE                             ONE       SINCE
                                                   YEAR    INCEPTION
S&P 500(R) Index(5)                                9.80%     -12.75%
MSCI EAFE(R) Index(6)                             27.71      -12.93
Barclays Capital U.S. Aggregate Bond Index(7)     13.79        7.52
Average Lipper mixed-asset target 2040 fund(8)    17.04      -11.67



   expense limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the Fund's broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2040 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



42    MainStay Retirement 2040 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2040 FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,205.30        $2.61          $1,022.80         $2.40
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,204.40        $2.06          $1,023.30         $1.89
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,206.50        $0.67          $1,024.60         $0.61
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,204.40        $2.61          $1,022.80         $2.40
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,202.50        $4.00          $1,021.60         $3.67
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                   mainstayinvestments.com    43

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2009 (UNAUDITED)

(COMPOSITION PIE CHART)

Growth of Capital                               42.8
Total Return                                    28.8
Capital Appreciation                            22.3
Current Income                                   5.9
Cash and Other Assets, Less Liabilities          0.2





See Portfolio of Investments on page 48 for specific holdings within these categories.



44    MainStay Retirement 2040 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY RETIREMENT 2040 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 17.20% for Investor Class shares and 17.09% for Class A shares for the 12 months ended October 31, 2009. Over the same period, Class I shares returned 17.34%, Class R2 shares returned 17.07% and Class R3 shares returned 16.77%. With the exception of Class R3 shares, all share classes outperformed the 17.04% return of the average Lipper(1) mixed-asset target 2040 fund and all share classes outperformed the 9.80% return of the S&P 500(R) Index(2) for the 12-months ended October 31, 2009. As of October 31, 2009, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 41 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to here as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at var-ious capitalization levels or in fixed-income securi-ties. Not all of these asset categories are reflected in the S&P 500(R) Index.

The Fund's outperformance of the average Lipper peer and the S&P 500(R) Index resulted primarily from Underlying Funds that invested in below-investment-grade corporate bonds and non-large-cap stocks and from a few of the Underlying Funds that had excellent security selection.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Under-lying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3) It is difficult to credit any single factor with having a disproportionate effect on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund in four important ways. First, we lowered the Fund's average equity market capitalization during the second half of the reporting period through purchases of MainStay U.S. Small Cap Fund, MainStay Mid Cap Core Fund and MainStay Epoch U.S. All Cap Fund. The impact of this shift has been muted, since performance of smaller-cap stocks was not substantially different from that of large-cap stocks in the latter months of the reporting period.

Second, we reduced the Fund's position in MainStay Common Stock Fund and directed the proceeds primarily to MainStay 130/30 Core Fund. This decision did not have a material impact on the Fund's performance during the reporting period.

Third, the Fund moved assets out of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund and redirected part of the proceeds to MainStay MAP Fund to further diversify the Fund across manager styles. This change did not have a material impact on the Fund's performance during the reporting period.

Fourth, we shifted assets away from MainStay Indexed Bond Fund into MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund, MainStay 130/30 High Yield Fund and MainStay Global High Income Fund, all of which invest in lower-quality debt instruments. This decision had a positive

----------



1. See footnote on page 42 for more information on Lipper Inc.
2. See footnote on page 42 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

THE DISCLOSURE ON PAGE 47 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   mainstayinvestments.com    45
impact on the Fund's performance, as credit spreads(4) narrowed during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

The Underlying Equity Fund holding with the highest total return during the reporting period was T. Rowe Price Emerging Markets Stock Fund, which led by a wide margin. MainStay U.S. Small Cap Fund followed at a distance. The lowest total returns came from MainStay Value Fund and MainStay Common Stock Fund.

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund and MainStay ICAP International Fund made the greatest positive contributions to the Fund's absolute performance with weightings and total returns taken into account. The Fund held substantial positions in both of these Underlying Funds.

MainStay Common Stock Fund, MainStay 130/30 International Fund, MainStay ICAP International Fund, and MainStay International Equity Fund detracted the most from the Fund's performance, although all of these Underlying Funds posted positive results during the reporting period.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee kept the federal funds target rate very low and the Federal Reserve began to purchase bonds directly in an effort to bring down long-term borrowing costs. Signs during the reporting period that the economy was recovering brought further relief to the corporate bond market in 2009. Spreads narrowed considerably. Bank loans also performed quite well, as liquidity issues in that market were resolved.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the market's anticipation of an eventual recovery, the Fund began on March 10, 2009 to implement a bias toward lower-quality instruments and increased its holdings in MainStay High Yield Corporate Bond Fund, MainStay 130/30 High Yield Fund and MainStay Floating Rate Fund. We maintained this bias throughout the remainder of the reporting period, and the market rewarded this positioning. Spreads neared their historical averages and default risks remained high, so we removed this bias shortly after the reporting period ended, moving back to a benchmark weight in Underlying Funds that invest in high-yield debt securities.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay 130/30 High Yield Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality instruments. MainStay Intermediate Term Bond Fund and MainStay Indexed Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although they both posted positive results during the reporting period.


----------
4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


46    MainStay Retirement 2040 Fund

MainStay Retirement 2040 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, shareholders will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the shareholder and may increase taxes payable by the shareholder.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The "target date" in a target-date fund is the approximate date an investor plans to stop making contributions and gradually start withdrawing money. Because target-date funds typically are managed to specific retirement dates or date ranges, investors may be taking on greater risk if the actual year of retirement differs dramatically from the investor's original estimated date of retirement. Target-date funds generally reduce equity exposure and become more conservative over time. While this may help manage risk, it does not guarantee earnings growth nor is the fund's principal value guaranteed at any time including at the target date or thereafter. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation. Target-date funds allocate their investments among multiple asset classes, which can include U.S. and foreign equity securities and fixed-income securities.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Underlying Fund's investments. If interest rates rise, less of the debt may be repaid and the Underlying Fund may lose money. The principal risk of mortgage dollar rolls is that the security the Underlying Fund receives at the end of the transaction may be worth less than the security the Underlying Fund sold to the same counterparty at the beginning of the transaction.

- The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value.

- The values of debt securities fluctuate depending on various factors including interest rates, issuer creditworthiness, market conditions and maturities.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Underlying Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Underlying Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Underlying Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Underlying Fund's exposure to long equity positions and may make any change in the Underlying Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

- Investment in real estate investment trusts (REITs) carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.


                                                   mainstayinvestments.com    47

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                     SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 91.8%+
-----------------------------------------------------------

EQUITY FUNDS 79.7%
MainStay 130/30 Core Fund Class
  I                                 466,880   $   3,002,039
MainStay 130/30 Growth Fund
  Class I (a)                        77,975         582,476
MainStay 130/30 International
  Fund Class I (a)                  283,137       1,795,089
MainStay Common Stock Fund
  Class I                           216,020       2,099,716
MainStay Epoch U.S. All Cap
  Fund Class I                       25,344         478,237
MainStay Growth Equity Fund
  Class I                            42,183         394,834
MainStay ICAP Equity Fund Class
  I                                  92,008       2,753,807
MainStay ICAP International
  Fund Class I                       66,426       1,801,462
MainStay ICAP Select Equity
  Fund Class I                       96,443       2,771,774
MainStay International Equity
  Fund Class I                      143,985       1,775,334
MainStay Large Cap Growth Fund
  Class I (a)                       880,263       4,991,092
MainStay MAP Fund Class I           136,822       3,577,898
MainStay S&P 500 Index Fund
  Class I                            12,747         307,836
MainStay Small Cap Growth Fund
  Class I (a)(b)                     55,449         623,800
MainStay U.S. Small Cap Fund
  Class I                           223,587       2,844,032
MainStay Value Fund Class I          45,263         625,533
                                              -------------
                                                 30,424,959

                                              -------------

FIXED INCOME FUNDS 12.1%
MainStay 130/30 High Yield Fund
  Class I                            66,488         726,054
MainStay Floating Rate Fund
  Class I                            69,989         627,804
MainStay Global High Income
  Fund Class I (b)                   33,605         373,013
MainStay High Yield Corporate
  Bond Fund Class I                  94,657         526,295
MainStay Indexed Bond Fund
  Class I                           146,658       1,663,101
MainStay Intermediate Term Bond
  Fund Class I                       69,043         712,528
                                              -------------
                                                  4,628,795
                                              -------------
Total Affiliated Investment
  Companies
  (Cost $32,622,924)                             35,053,754
                                              -------------


UNAFFILIATED INVESTMENT COMPANIES 8.0%
-----------------------------------------------------------

EQUITY FUNDS 7.0%
T. Rowe Price Emerging Markets
  Stock Fund                         53,712       1,482,994
T. Rowe Price International
  Discovery Fund                     33,885       1,211,045
                                              -------------
                                                  2,694,039

                                              -------------

FIXED INCOME FUND 1.0%
American Century International
  Bond Fund Institutional Class      24,695         369,684
                                              -------------
Total Unaffiliated Investment
  Companies
  (Cost $2,607,396)                               3,063,723
                                              -------------
Total Investments
  (Cost $35,230,320) (c)               99.8%     38,117,477
Cash and Other Assets,
  Less Liabilities                      0.2          92,935
                                      -----    ------------
Net Assets                            100.0%  $  38,210,412
                                      =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(c)  At October 31, 2009, cost is $37,578,147
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation        $539,330
Gross unrealized depreciation              --
                                     --------
Net unrealized appreciation          $539,330
                                     ========



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE   SIGNIFICANT
                                                MARKETS FOR         OTHER     SIGNIFICANT
                                                 IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS        INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)     (LEVEL 2)       (LEVEL 3)          TOTAL
 Investments in Securities
 Affiliated Investment Companies
   Equity Funds                                 $30,424,959           $--             $--    $30,424,959
   Fixed Income Funds                             4,628,795            --              --      4,628,795
                                                -----------           ---             ---    -----------
 Total Affiliated Investment Companies           35,053,754            --              --     35,053,754
                                                -----------           ---             ---    -----------
 Unaffiliated Investment Companies
   Equity Funds                                   2,694,039            --              --      2,694,039
   Fixed Income Fund                                369,684            --              --        369,684
                                                -----------           ---             ---    -----------
 Total Unaffiliated Investment Companies          3,063,723            --              --      3,063,723
                                                -----------           ---             ---    -----------
 Total Investments in Securities                $38,117,477           $--             $--    $38,117,477
                                                ===========           ===             ===    ===========



 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



48    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $32,622,924)                   $35,053,754
Investments in unaffiliated
  investment companies, at value
  (identified cost $2,607,396)          3,063,723
Cash                                        8,484
Receivables:
  Fund shares sold                         76,107
  Manager (See Note 3)                     25,081
Other assets                               32,821
                                      -----------
     Total assets                      38,259,970
                                      -----------
LIABILITIES:
Payables:
  Transfer agent (See Note 3)              14,297
  Professional fees                        14,190
  Investment securities purchased           8,484
  NYLIFE Distributors (See Note 3)          3,223
  Custodian                                 3,088
  Fund shares redeemed                      2,670
  Shareholder communication                   575
  Directors                                    98
Accrued expenses                            2,933
                                      -----------
     Total liabilities                     49,558
                                      -----------
Net assets                            $38,210,412
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    49,259
Additional paid-in capital             38,453,480
                                      -----------
                                       38,502,739
Accumulated undistributed net
  investment income                       216,209
Accumulated net realized loss on
  investments                          (3,395,693)
Net unrealized appreciation on
  investments                           2,887,157
                                      -----------
Net assets                            $38,210,412
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   613,704
                                      ===========
Shares of capital stock outstanding        79,221
                                      ===========
Net asset value per share
  outstanding                         $      7.75
Maximum sales charge (5.50% of
  offering price)                            0.45
                                      -----------
Maximum offering price per share
  outstanding                         $      8.20
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 5,458,734
                                      ===========
Shares of capital stock outstanding       707,375
                                      ===========
Net asset value per share
  outstanding                         $      7.72
Maximum sales charge (5.50% of
  offering price)                            0.45
                                      -----------
Maximum offering price per share
  outstanding                         $      8.17
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $27,030,696
                                      ===========
Shares of capital stock outstanding     3,477,662
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.77
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $ 1,424,879
                                      ===========
Shares of capital stock outstanding       184,514
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.72
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 3,682,399
                                      ===========
Shares of capital stock outstanding       477,170
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.72
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              49

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $   475,056
  Dividend distributions from
     unaffiliated investment
     companies                             37,770
                                      -----------
  Total income                            512,826
                                      -----------
EXPENSES:
  Registration                             79,909
  Transfer agent--Investor Class
     (See Note 3)                           3,334
  Transfer agent--Class A (See Note
     3)                                     8,551
  Transfer agent--Classes I, R2 and
     R3 (See Note 3)                       48,776
  Professional fees                        27,485
  Manager (See Note 3)                     23,706
  Distribution/Service--Investor
     Class (See Note 3)                       825
  Distribution/Service--Class A (See
     Note 3)                                8,734
  Distribution/Service--Class R2
     (See Note 3)                           1,362
  Distribution/Service--Class R3
     (See Note 3)                           7,644
  Shareholder communication                16,323
  Custodian                                10,586
  Distribution--Class R3 (See Note
     3)                                     7,644
  Shareholder service--Class R2 (See
     Note 3)                                  545
  Shareholder service--Class R3 (See
     Note 3)                                3,057
  Directors                                 1,123
  Miscellaneous                             6,352
                                      -----------
     Total expenses before
       waiver/reimbursement               255,956
  Expense waiver/reimbursement from
     Manager (See Note 3)                (196,182)
  Expense reimbursement from
     Transfer agent
     (See Note 3)                          (1,237)
                                      -----------
     Net expenses                          58,537
                                      -----------
Net investment income                     454,289
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                      (2,538,203)
  Unaffiliated investment company
     transactions                        (500,413)
  Realized gain distributions from
     unaffiliated investment
     companies                              3,240
                                      -----------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                 (3,035,376)
                                      -----------
Net change in unrealized
  depreciation on investments           7,645,510
                                      -----------
Net realized and unrealized gain on
  investments                           4,610,134
                                      -----------
Net increase in net assets resulting
  from operations                     $ 5,064,423
                                      ===========






50    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009          2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $   454,289   $   102,559
 Net realized loss on
  investments from affiliated
  and unaffiliated investment
  companies                      (3,035,376)     (346,110)
 Net change in unrealized
  appreciation (depreciation)
  on investments                  7,645,510    (4,784,701)
                                -------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      5,064,423    (5,028,252)
                                -------------------------

Dividends and distributions to
 shareholders:
  From net investment income:
    Investor Class                   (2,062)           --
    Class A                         (54,906)         (980)
    Class I                        (231,599)      (17,159)
    Class R3                        (49,111)           --
                                -------------------------
                                   (337,678)      (18,139)
                                -------------------------
  From net realized gain on investments:
    Class A                              --          (264)
    Class I                              --        (3,491)
                                -------------------------
                                         --        (3,755)
                                -------------------------
 Total dividends and
 distributions to
 shareholders                      (337,678)      (21,894)
                                -------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         22,038,972    22,891,215
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 337,678        21,894
 Cost of shares redeemed         (5,368,229)   (1,925,473)
                                -------------------------
    Increase in net assets
     derived from capital
     share transactions          17,008,421    20,987,636
                                -------------------------
    Net increase in net assets   21,735,166    15,937,490

NET ASSETS:
Beginning of year                16,475,246       537,756
                                -------------------------
End of year                     $38,210,412   $16,475,246
                                =========================
Accumulated undistributed net
 investment income at end of
 year                           $   216,209   $    96,456
                                =========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              51

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     INVESTOR CLASS                              CLASS A
                            -------------------------------        -----------------------------------
                                               FEBRUARY 28,                                  JUNE 29,
                                                  2008**                                      2007**
                             YEAR ENDED           THROUGH              YEAR ENDED            THROUGH
                            OCTOBER 31,         OCTOBER 31,           OCTOBER 31,          OCTOBER 31,

                            --------------------------------------------------------------------------
                                2009               2008             2009       2008            2007
Net asset value at
  beginning of period          $ 6.74             $  9.56          $ 6.75    $ 10.61          $10.00
                               ------             -------          ------    -------          ------
Net investment income (a)        0.09                0.06            0.12       0.10            0.02
Net realized and
  unrealized gain (loss)
  on investments                 1.04               (2.88)           1.00      (3.91)           0.59
                               ------             -------          ------    -------          ------
Total from investment
  operations                     1.13               (2.82)           1.12      (3.81)           0.61
                               ------             -------          ------    -------          ------
Less dividends and
  distributions:
  From net investment
     income                     (0.12)                 --           (0.15)     (0.04)             --
  From net realized gain
     on investments                --                  --              --      (0.01)             --
                               ------             -------          ------    -------          ------
Total dividends and
  distributions                 (0.12)                 --           (0.15)     (0.05)             --
                               ------             -------          ------    -------          ------
Net asset value at end of
  period                       $ 7.75             $  6.74          $ 7.72    $  6.75          $10.61
                               ======             =======          ======    =======          ======
Total investment return
  (b)                           17.20%             (29.50%)(c)      17.09%    (36.07%)          6.10%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.25%               1.10% ++        1.77%      1.07%           0.49%++
  Net expenses (d)               0.47%               0.46% ++        0.37%      0.38%           0.38%++
  Expenses (before
     waiver/reimbursement)
     (d)                         1.94%               1.93% ++        1.19%      2.57%          39.66%++
Portfolio turnover rate            75%                145%             75%       145%             25%
Net assets at end of
  period (in 000's)            $  614             $    81          $5,459    $ 2,364          $  265




                                         CLASS I                   CLASS R2              CLASS R3
                            ---------------------------------    -----------    --------------------------
                                                    JUNE 29,      JANUARY 8,                      MAY 1,
                                                     2007**         2009**                        2008**
                                YEAR ENDED          THROUGH        THROUGH       YEAR ENDED      THROUGH
                                OCTOBER 31,       OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,

                            ------------------------------------------------------------------------------
                              2009       2008         2007           2009           2009           2008
Net asset value at
  beginning of period       $  6.76    $ 10.61       $10.00         $ 6.43         $ 6.73        $  9.71
                            -------    -------       ------         ------         ------        -------
Net investment income (a)      0.14       0.11         0.03           0.05           0.11           0.04
Net realized and
  unrealized gain (loss)
  on investments               1.00      (3.90)        0.58           1.24           0.99          (3.02)
                            -------    -------       ------         ------         ------        -------
Total from investment
  operations                   1.14      (3.79)        0.61           1.29           1.10          (2.98)
                            -------    -------       ------         ------         ------        -------
Less dividends and
  distributions:
  From net investment
     income                   (0.13)     (0.05)          --             --          (0.11)            --
  From net realized gain
     on investments              --      (0.01)          --             --             --             --
                            -------    -------       ------         ------         ------        -------
Total dividends and
  distributions               (0.13)     (0.06)          --             --          (0.11)            --
                            -------    -------       ------         ------         ------        -------
Net asset value at end of
  period                    $  7.77    $  6.76       $10.61         $ 7.72         $ 7.72        $  6.73
                            =======    =======       ======         ======         ======        =======
Total investment return
  (b)                         17.34%    (35.96%)       6.20%(c)      20.06%(c)(e)   16.77%        (30.69%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        2.04%      1.25%        0.75%++        0.91% ++       1.68%          1.07% ++
  Net expenses (d)             0.12%      0.13%        0.13%++        0.47% ++       0.72%          0.73% ++
  Expenses (before
     waiver/reimbursement)
     (d)                       0.94%      2.02%       39.47%++        1.26% ++       1.55%          2.08% ++
Portfolio turnover rate          75%       145%          25%            75%            75%           145%
Net assets at end of
  period (in 000's)         $27,031    $11,263       $  273         $1,425         $3,682        $ 2,767




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





52    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY RETIREMENT 2050 FUND
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (6/29/07)
---------------------------------------------
With sales charges         10.49%     -12.48%
Excluding sales charges    16.92      -10.34




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2050 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                        9450              10000          10000             10000
10/31/07                      10045              10365          10619             10377
10/31/08                       6259               6624           5668             10408
10/31/09                       7318               7273           7239             11844





CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                      SINCE
AVERAGE ANNUAL              ONE     INCEPTION
TOTAL RETURNS               YEAR    (6/29/07)
---------------------------------------------
With sales charges         10.42%     -12.45%
Excluding sales charges    16.84      -10.31




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2050 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       23625              25000          25000             25000
10/31/07                      25113              25913          26548             25942
10/31/08                      15671              16560          14170             26021
10/31/09                      18310              18183          18097             29609





CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------


                                          SINCE
AVERAGE ANNUAL                  ONE     INCEPTION
TOTAL RETURNS                   YEAR    (6/29/07)
-------------------------------------------------
                               17.31%     -10.05%




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2050 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       10000              10000          10000             10000
10/31/07                      10640              10365          10619             10377
10/31/08                       6652               6624           5668             10408
10/31/09                       7803               7273           7239             11844




1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of 0.25%. Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    53

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL     ONE     INCEPTION
TOTAL RETURNS      YEAR    (6/29/07)
------------------------------------
                  16.82%     -10.37%




(PERFORMANCE GRAPH)

                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2050 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       10000              10000          10000             10000
10/31/07                      10626              10365          10619             10377
10/31/08                       6624               6624           5668             10408
10/31/09                       7738               7273           7239             11844





CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SINCE
AVERAGE ANNUAL     ONE     INCEPTION
TOTAL RETURNS      YEAR    (6/29/07)
------------------------------------
                  16.66%     -10.60%




(PERFORMANCE GRAPH)

                                                                            BARCLAYS CAPITAL
                       MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            2050 FUND            INDEX          INDEX          BOND INDEX
                       -------------------    ----------    ------------    ----------------
6/29/07                       10000              10000          10000             10000
10/31/07                      10617              10365          10619             10377
10/31/08                       6594               6624           5668             10408
10/31/09                       7692               7273           7239             11844





 BENCHMARK PERFORMANCE                                           SINCE
                                                   ONE YEAR    INCEPTION
S&P 500(R) Index(5)                                   9.80%      -12.75%
MSCI EAFE(R) Index(6)                                27.71       -12.93
Barclays Capital U.S. Aggregate Bond Index(7)        13.79         7.52
Average Lipper mixed-asset target 2050+ fund(8)      17.77       -11.80



    limitations and the recoupment is made within the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the Fund's broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2050 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not to exceeding the year 2045. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLE AND GRAPHS AND SHOULD BE READ IN CONJUNCTION WITH THEM.



54    MainStay Retirement 2050 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2050 FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2009, to October 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2009, to October 31, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/09        10/31/09       PERIOD(1)        10/31/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,209.70        $2.62          $1,022.80         $2.40
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,210.00        $2.06          $1,023.30         $1.89
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,212.60        $0.67          $1,024.60         $0.61
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,210.00        $2.62          $1,022.80         $2.40
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,208.40        $4.01          $1,021.60         $3.67
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                   mainstayinvestments.com    55

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF OCTOBER 31, 2009 (UNAUDITED)

(COMPOSITION PIE CHART)

Growth of Capital                               45.7
Capital Appreciation                            25.8
Total Return                                    24.7
Current Income                                   3.5
Cash and Other Assets, Less Liabilities          0.3





See Portfolio of Investments on page 60 for specific holdings within these categories.




56    MainStay Retirement 2050 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY RETIREMENT 2050 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2009?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 16.92% for Investor Class shares and 16.84% for Class A shares for the 12 months ended October 31, 2009. Over the same period, Class I shares returned 17.31%, Class R2 shares returned 16.82% and Class R3 shares returned 16.66%. All share classes underperformed the 17.77% return of the average Lipper(1) mixed-asset target 2050+ fund and all share classes outperformed the 9.80% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2009. As of October 31, 2009, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 53 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to here as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels or in fixed-income securities. Not all of these asset categories are reflected in the S&P 500(R) Index.

The Fund's outperformance of the average Lipper peer and the S&P 500(R) Index resulted primarily from Underlying Funds that invested in below-investment-grade corporate bonds and non-large-cap stocks and from a few of the Underlying Funds that had excel-lent security selection.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Under-lying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued mar-ket segments and that invested in companies with fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3) It is difficult to credit any single factor with having a disproportionate effect on the Fund's relative perfor-mance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

During the reporting period, we changed the Fund in four important ways. First, we lowered the Fund's average equity market capitalization during the second half of the reporting period through purchases of MainStay U.S. Small Cap Fund, MainStay Mid Cap Core Fund and MainStay Epoch U.S. All Cap Fund. The impact of this shift has been muted, since performance of smaller-cap stocks was not substantially different from that of large-cap stocks in the latter months of the reporting period.

Second, we reduced the Fund's position in MainStay Common Stock Fund and directed the proceeds primarily to MainStay 130/30 Core Fund. This decision did not have a material impact on the Fund's performance during the reporting period.

Third, the Fund moved assets out of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund and redirected part of the proceeds to MainStay MAP Fund to further diversify the Fund across manager styles. This change did not have a material impact on the Fund's performance during the reporting period.

Fourth, we shifted assets away from MainStay Indexed Bond Fund into MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund, MainStay 130/30 High Yield Fund and MainStay Glo-bal High Income Fund, all which invest in lower-quality debt instruments. This decision had a positive

----------
1. See footnote on page 54 for more information on Lipper Inc.
2. See footnote on page 54 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

THE DISCLOSURE ON PAGE 59 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   mainstayinvestments.com    57
impact on the Fund's performance, as credit spreads(4) narrowed during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

The Underlying Equity Fund holding with the highest return during the reporting period was T. Rowe Price Emerging Markets Stock Fund, which led by a wide margin. MainStay U.S. Small Cap Fund followed at a distance. The lowest total returns came from Main-Stay Value Fund and MainStay Common Stock Fund.

WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay Large Cap Growth Fund and MainStay MAP Fund made the greatest positive contributions to the Fund's absolute performance with weightings and total returns taken into account. The Fund held substantial positions in both of these Underlying Funds.

MainStay Common Stock Fund, MainStay 130/30 International Fund, MainStay ICAP International Fund and MainStay International Equity Fund detracted the most from the Fund's performance, although all of these Underlying Funds posted positive results during the reporting period.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

Conditions were generally favorable for fixed-income investing during the reporting period. Interest rates on Treasury bills, notes and bonds fell as the Federal Open Market Committee kept the federal funds target rate very low and the Federal Reserve began to pur-chase bonds directly in an effort to bring down long-term borrowing costs. Signs during the period that the economy was recovering brought further relief to the corporate bond market in 2009. Spreads narrowed considerably. Bank loans also performed quite well, as liquidity issues in that market were resolved.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In light of the historic widening of corporate bond spreads in 2008 and the market's anticipation of an eventual recovery, the Fund began on March 10, 2009 to implement a bias toward lower-quality instruments and increased its holdings in MainStay High Yield Corporate Bond Fund, MainStay 130/30 High Yield Fund and MainStay Floating Rate Fund. We main-tained this bias throughout the remainder of the reporting period, and the market rewarded this positioning. Spreads neared their historical averages and default risks remained high, so we removed this bias shortly after the reporting period ended, moving back to a benchmark weight in Underlying Funds that invest in high-yield debt securities.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay 130/30 High Yield Fund and MainStay High Yield Corporate Bond Fund, both of which invest in lower-quality instruments. MainStay Intermediate Term Bond Fund and MainStay Indexed Bond Fund were among the Fund's worst-performing Underlying Fixed Income Funds, although they both posted positive results during the reporting period.



----------
4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


58    MainStay Retirement 2050 Fund

MainStay Retirement 2050 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, shareholders will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the shareholder and may increase taxes payable by the shareholder.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund

The "target date" in a target-date fund is the approximate date an investor plans to stop making contributions and gradually start withdrawing money. Because target-date funds typically are managed to specific retirement dates or date ranges, investors may be taking on greater risk if the actual year of retirement differs dramatically from the investor's original estimated date of retirement. Target-date funds generally reduce equity exposure and become more conservative over time. While this may help manage risk, it does not guarantee earnings growth nor is the fund's principal value guaranteed at any time including at the target date or thereafter. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation. Target-date funds allocate their investments among multiple asset classes, which can include U.S. and foreign equity securities and fixed-income securities.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield debt securities ("junk bonds") carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Underlying Fund's investments. If interest rates rise, less of the debt may be repaid and the Underlying Fund may lose money. The principal risk of mortgage dollar rolls is that the security the Underlying Fund receives at the end of the transaction may be worth less than the security the Underlying Fund sold to the same counterparty at the beginning of the transaction.

- The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value.

- The values of debt securities fluctuate depending on various factors including interest rates, issuer creditworthiness, market conditions and maturities.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Underlying Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Underlying Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Underlying Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Underlying Fund's exposure to long equity positions and may make any change in the Underlying Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

- Investment in real estate investment trusts (REITs) carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.


                                                   mainstayinvestments.com    59

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2009



                                     SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 91.3%+
-----------------------------------------------------------

EQUITY FUNDS 84.2%
MainStay 130/30 Core Fund Class
  I                                 242,227   $   1,557,521
MainStay 130/30 Growth Fund
  Class I (a)                        31,372         234,349
MainStay 130/30 International
  Fund Class I (a)                  153,064         970,424
MainStay Common Stock Fund
  Class I                           107,957       1,049,338
MainStay Epoch U.S. All Cap
  Fund Class I                       10,828         204,326
MainStay Growth Equity Fund
  Class I                            23,111         216,318
MainStay ICAP Equity Fund Class
  I                                  42,158       1,261,780
MainStay ICAP International
  Fund Class I                       35,646         966,729
MainStay ICAP Select Equity
  Fund Class I                       44,193       1,270,105
MainStay International Equity
  Fund Class I                       78,572         968,790
MainStay Large Cap Growth Fund
  Class I (a)                       474,368       2,689,665
MainStay MAP Fund Class I            76,969       2,012,740
MainStay Mid Cap Growth Fund
  Class I (a)                         1,197          11,146
MainStay S&P 500 Index Fund
  Class I                             7,325         176,900
MainStay Small Cap Growth Fund
  Class I (a)(b)                     37,983         427,306
MainStay U.S. Small Cap Fund
  Class I                           125,064       1,590,811
MainStay Value Fund Class I          11,110         153,540
                                              -------------
                                                 15,761,788

                                              -------------

FIXED INCOME FUNDS 7.1%
MainStay 130/30 High Yield Fund
  Class I                            19,151         209,131
MainStay Floating Rate Fund
  Class I                            20,170         180,925
MainStay Global High Income
  Fund Class I                        9,691         107,565
MainStay High Yield Corporate
  Bond Fund Class I                  27,255         151,539
MainStay Indexed Bond Fund
  Class I                            42,480         481,725
MainStay Intermediate Term Bond
  Fund Class I                       20,004         206,436
                                              -------------
                                                  1,337,321
                                              -------------
Total Affiliated Investment
  Companies
  (Cost $15,968,125)                             17,099,109
                                              -------------


UNAFFILIATED INVESTMENT COMPANIES 8.4%
-----------------------------------------------------------

EQUITY FUNDS 7.8%
T. Rowe Price Emerging Markets
  Stock Fund                         29,111         803,764
T. Rowe Price International
  Discovery Fund                     18,289         653,664
                                              -------------
                                                  1,457,428
                                              -------------

FIXED INCOME FUND 0.6%
American Century International
  Bond Fund Institutional Class       7,188         107,598
                                              -------------
Total Unaffiliated Investment
  Companies
  (Cost $1,316,664)                               1,565,026
                                              -------------
Total Investments
  (Cost $17,284,789) (c)               99.7%     18,664,135
Cash and Other Assets,
  Less Liabilities                      0.3          56,029
                                      -----    ------------
Net Assets                            100.0%  $  18,720,164
                                      =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(c)  At October 31, 2009, cost is $18,657,677
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $ 1,379,806
Gross unrealized depreciation        (1,373,348)
                                    -----------
Net unrealized appreciation         $     6,458
                                    ===========



The following is a summary of the fair valuations according to the inputs used as of October 31, 2009, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)          TOTAL
 Investments in Securities
 Affiliated Investment Companies
   Equity Funds                                  $15,761,788           $--             $--    $15,761,788
   Fixed Income Funds                              1,337,321            --              --      1,337,321
                                                 -----------           ---             ---    -----------
 Total Affiliated Investment Companies            17,099,109            --              --     17,099,109
                                                 -----------           ---             ---    -----------
 Unaffiliated Investment Companies
   Equity Funds                                    1,457,428            --              --      1,457,428
   Fixed Income Fund                                 107,598            --              --        107,598
                                                 -----------           ---             ---    -----------
 Total Unaffiliated Investment Companies           1,565,026            --              --      1,565,026
                                                 -----------           ---             ---    -----------
 Total Investments in Securities                 $18,664,135           $--             $--    $18,664,135
                                                 ===========           ===             ===    ===========




 At October 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



60    MainStay Retirement 2050 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $15,968,125)                   $17,099,109
Investments in unaffiliated
  investment companies, at value
  (identified cost $1,316,664)          1,565,026
Cash                                        6,131
Receivables:
  Fund shares sold                         55,427
  Manager (See Note 3)                     15,534
Other assets                               20,056
                                      -----------
     Total assets                      18,761,283
                                      -----------
LIABILITIES:
Payables:
  Professional fees                        14,734
  Transfer agent (See Note 3)               6,812
  Investment securities purchased           6,131
  Fund shares redeemed                      5,292
  Custodian                                 3,105
  NYLIFE Distributors (See Note 3)          1,410
  Shareholder communication                   792
  Directors                                    46
Accrued expenses                            2,797
                                      -----------
     Total liabilities                     41,119
                                      -----------
Net assets                            $18,720,164
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    24,893
Additional paid-in capital             19,362,861
                                      -----------
                                       19,387,754
Accumulated undistributed net
  investment income                        83,818
Accumulated net realized loss on
  investments                          (2,130,754)
Net unrealized appreciation on
  investments                           1,379,346
                                      -----------
Net assets                            $18,720,164
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   298,788
                                      ===========
Shares of capital stock outstanding        39,837
                                      ===========
Net asset value per share
  outstanding                         $      7.50
Maximum sales charge (5.50% of
  offering price)                            0.44
                                      -----------
Maximum offering price per share
  outstanding                         $      7.94
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 1,570,567
                                      ===========
Shares of capital stock outstanding       209,578
                                      ===========
Net asset value per share
  outstanding                         $      7.49
Maximum sales charge (5.50% of
  offering price)                            0.44
                                      -----------
Maximum offering price per share
  outstanding                         $      7.93
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $14,282,896
                                      ===========
Shares of capital stock outstanding     1,896,513
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.53
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $   419,370
                                      ===========
Shares of capital stock outstanding        56,008
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.49
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 2,148,543
                                      ===========
Shares of capital stock outstanding       287,333
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.48
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              61

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies             $   234,006
  Dividend distributions from
     unaffiliated investment
     companies                             20,107
                                      -----------
     Total income                         254,113
                                      -----------
EXPENSES:
  Registration                             71,773
  Transfer agent--Investor Class
     (See Note 3)                           1,654
  Transfer agent--Class A (See Note
     3)                                     2,524
  Transfer agent--Classes I, R2 and
     R3 (See Note 3)                       27,050
  Professional fees                        26,157
  Manager (See Note 3)                     12,101
  Custodian                                10,127
  Distribution/Service--Investor
     Class (See Note 3)                       419
  Distribution/Service--Class A (See
     Note 3)                                2,547
  Distribution/Service--Class R2
     (See Note 3)                             319
  Distribution/Service--Class R3
     (See Note 3)                           4,219
  Shareholder communication                 4,809
  Distribution--Class R3 (See Note
     3)                                     4,219
  Shareholder service--Class R2 (See
     Note 3)                                  128
  Shareholder service--Class R3 (See
     Note 3)                                1,688
  Directors                                   562
  Miscellaneous                             5,970
                                      -----------
     Total expenses before
       waiver/reimbursement               176,266
  Expense waiver/reimbursement from
     Manager (See Note 3)                (147,433)
  Expense reimbursement from
     Transfer agent
     (See Note 3)                            (678)
                                      -----------
     Net expenses                          28,155
                                      -----------
Net investment income                     225,958
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                      (1,556,007)
  Unaffiliated investment company
     transactions                        (308,158)
  Realized gain distributions from
     unaffiliated investment
     companies                              1,011
                                      -----------
Net realized loss on investments
  from affiliated and unaffiliated
  investment companies                 (1,863,154)
                                      -----------
Net change in unrealized
  depreciation on investments           4,063,188
                                      -----------
Net realized and unrealized gain on
  investments                           2,200,034
                                      -----------
Net increase in net assets resulting
  from operations                     $ 2,425,992
                                      ===========






62    MainStay Retirement 2050 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008


                                       2009          2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $   225,958   $    55,812
 Net realized loss on
  investments from affiliated
  and unaffiliated investment
  companies                      (1,863,154)     (184,150)
 Net change in unrealized
  appreciation (depreciation)
  on investments                  4,063,188    (2,712,002)
                                -------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      2,425,992    (2,840,340)
                                -------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                   (1,596)           --
    Class A                         (16,052)       (1,892)
    Class I                        (146,223)      (35,412)
    Class R3                        (24,674)           --
                                -------------------------
                                   (188,545)      (37,304)
                                -------------------------
 From net realized gain on investments:
    Investor Class                     (524)           --
    Class A                          (4,715)         (191)
    Class I                         (42,300)       (3,058)
    Class R3                         (8,669)           --
                                -------------------------
                                    (56,208)       (3,249)
                                -------------------------
 Total dividends and
  distributions to
  shareholders                     (244,753)      (40,553)
                                -------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          9,208,669    12,778,817
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 244,717        40,553
 Cost of shares redeemed         (2,379,651)   (1,016,380)
                                -------------------------
    Increase in net assets
     derived from capital
     share transactions           7,073,735    11,802,990
                                -------------------------
    Net increase in net assets    9,254,974     8,922,097

NET ASSETS:
Beginning of year                 9,465,190       543,093
                                -------------------------
End of year                     $18,720,164   $ 9,465,190
                                =========================
Accumulated undistributed net
 investment income at end of
 year                           $    83,818   $    45,429
                                =========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              63

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS                       CLASS A
                            ---------------------------    --------------------------------
                                           FEBRUARY 28,                           JUNE 29,
                                              2008**                               2007**
                             YEAR ENDED       THROUGH          YEAR ENDED         THROUGH
                            OCTOBER 31,     OCTOBER 31,       OCTOBER 31,       OCTOBER 31,

                            ---------------------------------------------------------------
                                2009           2008         2009       2008         2007
Net asset value at
  beginning of period          $ 6.57         $  9.46      $ 6.58    $ 10.62       $10.00
                               ------         -------      ------    -------       ------
Net investment income (a)        0.09            0.05        0.11       0.09         0.01
Net realized and
  unrealized gain (loss)
  on investments                 0.99           (2.94)       0.97      (4.05)        0.61
                               ------         -------      ------    -------       ------
Total from investment
  operations                     1.08           (2.89)       1.08      (3.96)        0.62
                               ------         -------      ------    -------       ------
Less dividends and
  distributions:
  From net investment
     income                     (0.11)             --       (0.13)     (0.07)          --
  From net realized gain
     on investments             (0.04)             --       (0.04)     (0.01)          --
                               ------         -------      ------    -------       ------
Total dividends and
  distributions                 (0.15)             --       (0.17)     (0.08)          --
                               ------         -------      ------    -------       ------
Net asset value at end of
  period                       $ 7.50         $  6.57      $ 7.49    $  6.58       $10.62
                               ======         =======      ======    =======       ======
Total investment return
  (c)                           16.92%         (30.55%)(b)  16.84%    (37.60%)       6.30%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.30%           0.81%++     1.62%      0.97%        0.29% ++
  Net expenses (d)               0.47%           0.46%++     0.37%      0.38%        0.38% ++
  Expenses (before
     waiver/reimbursement)
     (d)                         2.31%           2.86%++     1.58%      3.52%       39.60% ++
Portfolio turnover rate            67%            138%         67%       138%          24%
Net assets at end of
  period (in 000's)            $  299         $    80      $1,571    $   721       $  270




                                            CLASS I                      CLASS R2               CLASS R3
                            ---------------------------------------    -----------    ---------------------------
                                                          JUNE 29,      JANUARY 8,                       MAY 1,
                                                           2007**         2009**                         2008**
                                                          THROUGH        THROUGH       YEAR ENDED       THROUGH
                             YEAR ENDED OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,

                            -------------------------------------------------------------------------------------
                              2009             2008         2007           2009           2009            2008

Net asset value at
  beginning of period       $  6.59          $ 10.63       $10.00         $ 6.22         $ 6.56         $  9.61
                            -------          -------       ------         ------         ------         -------
Net investment income (a)      0.13             0.09         0.02           0.04           0.10            0.01
Net realized and
  unrealized gain (loss)
  on investments               0.98            (4.03)        0.61           1.23           0.96           (3.06)
                            -------          -------       ------         ------         ------         -------
Total from investment
  operations                   1.11            (3.94)        0.63           1.27           1.06           (3.05)
                            -------          -------       ------         ------         ------         -------
Less dividends and
  distributions:
  From net investment
     income                   (0.13)           (0.09)          --             --          (0.10)             --
  From net realized gain
     on investments           (0.04)           (0.01)          --             --          (0.04)             --
                            -------          -------       ------         ------         ------         -------
Total dividends and
  distributions               (0.17)           (0.10)          --             --          (0.14)             --
                            -------          -------       ------         ------         ------         -------
Net asset value at end of
  period                    $  7.53          $  6.59       $10.63         $ 7.49         $ 7.48         $  6.56
                            =======          =======       ======         ======         ======         =======
Total investment return
  (c)                         17.31%          (37.49%)       6.40%(b)      20.42%(b)(e)   16.66%         (31.74%)(b)
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income        1.99%            1.08%        0.55%++        0.66%++        1.49%           0.28% ++
  Net expenses (d)             0.12%            0.13%        0.13%++        0.47%++        0.72%           0.73% ++
  Expenses (before
     waiver/reimbursement)
     (d)                       1.34%            3.18%       39.11%++        1.64%++        1.94%           2.99% ++
Portfolio turnover rate          67%             138%          24%            67%            67%            138%
Net assets at end of
  period (in 000's)         $14,283          $ 7,191       $  273         $  419         $2,149         $ 1,473




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





64    MainStay Retirement 2050 Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively referred to as the "Retirement Funds" and each individually referred to as a "Retirement Fund"). Each is a diversified fund.

The Retirement Funds each currently offer six classes of shares. Class A shares, Class I shares, Class R1 shares, Class R2 shares, and Class R3 shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending on eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee. There were no shares outstanding as of October 31, 2009 for Class R1 shares. Class R3 received additional investments on April 30, 2008, and began investment activity on May 1, 2008. Class R2 received additional investments on January 7, 2009, and began investment activity on January 8, 2009.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income.

The RETIREMENT 2010 FUND is managed for the typical investor who has retired or is seeking to retire before the year 2015.

The RETIREMENT 2020 FUND is managed for the typical investor seeking to retire between the years 2016 and 2025.

The RETIREMENT 2030 FUND is managed for the typical investor seeking to retire between the years 2026 and 2035.

The RETIREMENT 2040 FUND is managed for the typical investor seeking to retire between the years 2036 and 2045.

The RETIREMENT 2050 FUND is managed for the typical investor seeking to retire between the years 2046 and 2055.

The Retirement Funds are funds-of-funds and may invest in other Funds of the Company as well as funds of the Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, and ICAP Funds, Inc., a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("Affiliated Underlying Funds"). The Retirement Funds may also invest in other unaffiliated funds. ("Unaffiliated Underlying Funds" and, collectively with the Affiliated Underlying Funds, the "Underlying Funds").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Retirement Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments in Underlying Funds are valued at their NAV at the close of business each day. The Retirement Funds' other investments and securities held by the Affiliated Underlying Funds are valued as described below.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the funds' manager in consultation with the funds' subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the funds' manager in consultation with the funds' subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the funds are open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost.

                                                   mainstayinvestments.com    65

The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the funds' Board of Directors/Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the fund's manager, reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2009, the Retirement Funds did not hold securities that were valued in such a manner.

"Fair Value" is defined as the price that the Retirement Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Retirement Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2009, for each Retirement Fund's investments is included at the end of each Retirement Fund's Portfolio of Investments.

The valuation techniques that may have been used by the Retirement Funds to measure fair value during the year ended October 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Underlying Funds may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2009, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. Each of the Retirement Funds is treated as a separate entity for federal income tax purposes. The Retirement Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Retirement Funds' financial statements. The Retirement Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends of net investment income and distributions of net


66    MainStay Retirement Funds
realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the respective Retirement Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Retirement Funds in proportion to the net assets of the respective Retirement Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by each Retirement Fund, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Retirement Funds may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Retirement Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Retirement Funds' Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Retirement Funds and all the operational expenses that are not the responsibility of the Retirement Funds. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Retirement Funds and is responsible for the day-to-day portfolio management of the Retirement Funds. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

Each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. New York Life Investments has also contractually agreed to waive this fee so that the effective management fee is 0.00%. Each Retirement Fund also indirectly pays a proportionate share of the management fees paid to the investment advisers of the Underlying Funds in which each Retirement Fund invests.

Effective August 1, 2009, New York Life Investments entered into written expense limitation agreements under which it agreed to reimburse the expenses of the appropriate class of the Retirement Funds so that the class' total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which a Fund invests) do not exceed the following percentages of average daily net assets for each class: Investor Class, 0.475%;

                                                   mainstayinvestments.com    67

Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class
R3, 0.725%. Under each of the expense limitation agreements, New York Life Investments may recoup the amount of certain expense reimbursements from the Retirement Funds pursuant to the agreements, if such action does not cause the Retirement Funds to exceed existing expense limitations and the recoupment is made within the term of the agreements. Any recoupment amount is generally applied within a fiscal year. The expense limitation agreements were set to expire on July 31, 2010. On December 11, 2009, the Board of the Retirement Funds approved an extension of the expense limitation agreements to February 28, 2011.

Prior to August 1, 2009, New York Life Investments had written expense limitation agreements that set the expense limitations for Investor Class, Class A, Class I, Class R1, Class R2 and Class R3 shares at the same levels as the August 1, 2009 agreement.

For the year ended October 31, 2009, New York Life Investments earned fees from the Retirement Funds as follows:

                                         TOTAL
MainStay Retirement 2010 Fund          $31,357
----------------------------------------------
MainStay Retirement 2020 Fund           37,306
----------------------------------------------
MainStay Retirement 2030 Fund           44,200
----------------------------------------------
MainStay Retirement 2040 Fund           23,706
----------------------------------------------
MainStay Retirement 2050 Fund           12,101
----------------------------------------------



For the year ended October 31, 2009, New York Life Investments waived/reimbursed expenses of the Retirement Funds as follows:

                                          TOTAL
MainStay Retirement 2010 Fund          $223,988
-----------------------------------------------
MainStay Retirement 2020 Fund           238,474
-----------------------------------------------
MainStay Retirement 2030 Fund           281,377
-----------------------------------------------
MainStay Retirement 2040 Fund           196,182
-----------------------------------------------
MainStay Retirement 2050 Fund           147,433
-----------------------------------------------



State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds' administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Class R3 shares at an annual rate of 0.25% for distribution and 0.25% for service of the average daily net assets of the Class R3 shares for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds' shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Retirement Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares, for the year ended October 31, 2009, were as follows:


 MAINSTAY RETIREMENT 2010 FUND
Investor Class                          $1,009
----------------------------------------------




 MAINSTAY RETIREMENT 2020 FUND
Investor Class                          $3,479
----------------------------------------------
Class A                                  1,320
----------------------------------------------




 MAINSTAY RETIREMENT 2030 FUND
Investor Class                          $3,412
----------------------------------------------
Class A                                    508
----------------------------------------------






68    MainStay Retirement Funds

 MAINSTAY RETIREMENT 2040 FUND
Investor Class                          $3,258
----------------------------------------------
Class A                                    318
----------------------------------------------




 MAINSTAY RETIREMENT 2050 FUND
Investor Class                          $1,331
----------------------------------------------
Class A                                    377
----------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Retirement Funds' transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services, Inc. pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from non-proprietary funds. Transfer agent expenses incurred by the Retirement Funds for the year ended October 31, 2009, were as follows:

                                          TOTAL
MainStay Retirement 2010 Fund          $ 75,225
-----------------------------------------------
MainStay Retirement 2020 Fund            82,131
-----------------------------------------------
MainStay Retirement 2030 Fund           111,909
-----------------------------------------------
MainStay Retirement 2040 Fund            60,661
-----------------------------------------------
MainStay Retirement 2050 Fund            31,228
-----------------------------------------------



For the year ended October 31, 2009, the Retirement Funds were reimbursed transfer agent fees as follows:

                                         TOTAL
MainStay Retirement 2010 Fund           $1,288
----------------------------------------------
MainStay Retirement 2020 Fund            1,911
----------------------------------------------
MainStay Retirement 2030 Fund            2,518
----------------------------------------------
MainStay Retirement 2040 Fund            1,237
----------------------------------------------
MainStay Retirement 2050 Fund              678
----------------------------------------------



(E) MINIMUM BALANCE FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a minimum balance fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20. These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2009, New York Life and its affiliates held shares of the Retirement Funds with the following values and percentages of net assets as follows:

 MAINSTAY RETIREMENT 2010 FUND
Investor Class                   $   23,551     14.5%
----------------------------------------------------
Class A                             235,532      3.6
----------------------------------------------------
Class I                           4,869,631     14.7
----------------------------------------------------
Class R2                             29,082      1.6
----------------------------------------------------
Class R3                             23,156      2.3
----------------------------------------------------




 MAINSTAY RETIREMENT 2020 FUND
Investor Class                   $   22,296      2.4%
----------------------------------------------------
Class A                             220,543      2.0
----------------------------------------------------
Class I                           4,565,096     10.7
----------------------------------------------------
Class R2                             29,612      2.8
----------------------------------------------------
Class R3                             21,879      1.3
----------------------------------------------------




 MAINSTAY RETIREMENT 2030 FUND
Investor Class                    $   21,204     3.5%
----------------------------------------------------
Class A                              205,634     2.0
----------------------------------------------------
Class I                            3,478,623     6.9
----------------------------------------------------
Class R2                              29,895     1.9
----------------------------------------------------
Class R3                              20,789     0.4
----------------------------------------------------




 MAINSTAY RETIREMENT 2040 FUND
Investor Class                    $   20,658     3.4%
----------------------------------------------------
Class A                              198,561     3.6
----------------------------------------------------
Class I                            2,579,597     9.5
----------------------------------------------------
Class R2                              30,016     2.1
----------------------------------------------------
Class R3                              20,233     0.5
----------------------------------------------------




 MAINSTAY RETIREMENT 2050 FUND
Investor Class                   $   20,301      6.8%
----------------------------------------------------
Class A                             193,759     12.3
----------------------------------------------------
Class I                           2,524,358     17.7
----------------------------------------------------
Class R2                             30,105      7.2
----------------------------------------------------
Class R3                             19,908      0.9
----------------------------------------------------





                                                   mainstayinvestments.com    69

At October 31, 2009, the Retirement Funds held the following percentages of outstanding shares of affiliated investment companies:


 MAINSTAY RETIREMENT 2010 FUND
MainStay 130/30 Core Fund Class I        0.90%
---------------------------------------------
MainStay 130/30 Growth Fund Class I      0.85
---------------------------------------------
MainStay 130/30 High Yield Fund Class I  0.90
---------------------------------------------
MainStay 130/30 International Fund
  Class I                                0.95
---------------------------------------------
MainStay Common Stock Fund Class I       0.60
---------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                      0.35
---------------------------------------------
MainStay Floating Rate Fund Class I      0.31
---------------------------------------------
MainStay Global High Income Fund Class
  I                                      9.84
---------------------------------------------
MainStay Growth Equity Fund Class I      1.18
---------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                0.10
---------------------------------------------
MainStay ICAP Equity Fund Class I        0.26
---------------------------------------------
MainStay ICAP International Fund Class
  I                                      0.22
---------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                      0.13
---------------------------------------------
MainStay Indexed Bond Fund Class I       2.32
---------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                0.90
---------------------------------------------
MainStay International Equity Fund
  Class I                                0.27
---------------------------------------------
MainStay Large Cap Growth Fund Class I   0.22
---------------------------------------------
MainStay MAP Fund Class I                0.61
---------------------------------------------
MainStay S&P 500 Index Fund Class I      0.02
---------------------------------------------
MainStay Small Cap Growth Fund Class I   4.69
---------------------------------------------
MainStay U.S. Small Cap Fund Class I     0.41
---------------------------------------------
MainStay Value Fund Class I              3.53
---------------------------------------------




 MAINSTAY RETIREMENT 2020 FUND
MainStay 130/30 Core Fund Class I         1.61%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       1.51
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   1.28
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 1.70
----------------------------------------------
MainStay Common Stock Fund Class I        1.11
----------------------------------------------
MainStay Epoch U.S. All Cap Growth Fund
  Class I                                 0.47
----------------------------------------------
MainStay Floating Rate Fund Class I       0.61
----------------------------------------------
MainStay Global High Income Fund         19.46
----------------------------------------------
MainStay Growth Equity Fund Class I       1.54
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.14
----------------------------------------------
MainStay ICAP Equity Fund Class I         0.47
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.39
----------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       0.23
----------------------------------------------
MainStay Indexed Bond Fund Class I        1.97
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 0.77
----------------------------------------------
MainStay International Equity Fund
  Class I                                 0.48
----------------------------------------------
MainStay Large Cap Growth Fund Class I    0.38
----------------------------------------------
MainStay MAP Fund Class I                 0.93
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.04
----------------------------------------------
MainStay Small Cap Growth Fund Class I   10.75
----------------------------------------------
MainStay U.S. Small Cap Fund Class I      1.06
----------------------------------------------
MainStay Value Fund Class I               8.10
----------------------------------------------






70    MainStay Retirement Funds

 MAINSTAY RETIREMENT 2030 FUND
MainStay 130/30 Core Fund Class I         2.74%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       1.63
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   1.18
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 2.59
----------------------------------------------
MainStay Common Stock Fund Class I        1.30
----------------------------------------------
MainStay Epoch U.S. All Cap Growth Fund
  Class I                                 0.39
----------------------------------------------
MainStay Floating Rate Fund Class I       0.82
----------------------------------------------
MainStay Global High Income Fund Class
  I                                      26.11
----------------------------------------------
MainStay Growth Equity Fund Class I       2.17
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.13
----------------------------------------------
MainStay ICAP Equity Fund Class I         0.66
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.59
----------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       0.32
----------------------------------------------
MainStay Indexed Bond Fund Class I        1.00
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 0.39
----------------------------------------------
MainStay International Equity Fund
  Class I                                 0.74
----------------------------------------------
MainStay Large Cap Growth Fund Class I    0.57
----------------------------------------------
MainStay MAP Fund Class I                 1.28
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.03
----------------------------------------------
MainStay Small Cap Growth Fund Class I   16.54
----------------------------------------------
MainStay U.S. Small Cap Fund Class I      2.44
----------------------------------------------
MainStay Value Fund Class I               3.65
----------------------------------------------




 MAINSTAY RETIREMENT 2040 FUND
MainStay 130/30 Core Fund Class I         1.58%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       0.89
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 1.60
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   0.42
----------------------------------------------
MainStay Common Stock Fund Class I        0.81
----------------------------------------------
MainStay Epoch U.S All Cap Fund Class I   0.24
----------------------------------------------
MainStay Floating Rate Fund Class I       0.30
----------------------------------------------
MainStay Global High Income Fund          9.39
----------------------------------------------
MainStay Growth Equity Fund Class I       1.09
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.05
----------------------------------------------
MainStay ICAP Equity Fund Class I         0.39
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.37
----------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       0.19
----------------------------------------------
MainStay Indexed Bond Fund Class I        0.35
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 0.14
----------------------------------------------
MainStay International Equity Fund
  Class I                                 0.46
----------------------------------------------
MainStay Large Cap Growth Fund Class I    0.37
----------------------------------------------
MainStay MAP Fund Class I                 0.63
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.03
----------------------------------------------
MainStay Small Cap Growth Fund Class I   14.85
----------------------------------------------
MainStay U.S. Small Cap Fund Class I      1.83
----------------------------------------------
MainStay Value Fund Class I               4.62
----------------------------------------------





                                                   mainstayinvestments.com    71

 MAINSTAY RETIREMENT 2050 FUND
MainStay 130/30 Core Fund Class I         0.82%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       0.36
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   0.12
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 0.87
----------------------------------------------
MainStay Common Stock Fund Class I        0.40
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       0.10
----------------------------------------------
MainStay Floating Rate Fund Class I       0.09
----------------------------------------------
MainStay Global High Income Fund Class
  I                                       2.71
----------------------------------------------
MainStay Growth Equity Fund Class I       0.60
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.01
----------------------------------------------
MainStay ICAP Equity Fund Class I         0.18
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.20
----------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       0.09
----------------------------------------------
MainStay Indexed Bond Fund Class I        0.10
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 0.04
----------------------------------------------
MainStay International Equity Fund
  Class I                                 0.25
----------------------------------------------
MainStay Large Cap Growth Fund Class I    0.20
----------------------------------------------
MainStay MAP Fund Class I                 0.35
----------------------------------------------
MainStay Mid Cap Growth Fund Class I      0.02
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.02
----------------------------------------------
MainStay Small Cap Growth Fund Class I   10.17
----------------------------------------------
MainStay U.S. Small Cap Fund Class I      1.02
----------------------------------------------
MainStay Value Fund Class I               1.13
----------------------------------------------



(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Retirement Funds by the Office of the General Counsel of New York Life Investments is payable directly by the Retirement Funds. For the year ended October 31, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

                                         TOTAL
MainStay Retirement 2010 Fund           $2,116
----------------------------------------------
MainStay Retirement 2020 Fund            2,448
----------------------------------------------
MainStay Retirement 2030 Fund            2,910
----------------------------------------------
MainStay Retirement 2040 Fund            1,554
----------------------------------------------
MainStay Retirement 2050 Fund              813
----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                                                     ACCUMULATED
                                                         CAPITAL         OTHER       UNREALIZED         TOTAL
                                          ORDINARY     AND OTHER     TEMPORARY     APPRECIATION   ACCUMULATED
                                            INCOME   GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
MainStay Retirement 2010 Fund             $626,813   $  (917,275)          $--       $  517,778     $ 227,316
-------------------------------------------------------------------------------------------------------------
MainStay Retirement 2020 Fund              641,917    (1,352,363)           --        1,522,301       811,855
-------------------------------------------------------------------------------------------------------------
MainStay Retirement 2030 Fund              553,264    (1,811,199)           --        1,423,254       165,319
-------------------------------------------------------------------------------------------------------------
MainStay Retirement 2040 Fund              216,209    (1,047,866)           --          539,330      (292,327)
-------------------------------------------------------------------------------------------------------------
MainStay Retirement 2050 Fund               83,818      (757,866)           --            6,458      (667,590)
-------------------------------------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciations is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2009 are not affected.




72    MainStay Retirement Funds

                                                          ACCUMULATED       ACCUMULATED
                                                        UNDISTRIBUTED      NET REALIZED    ADDITIONAL
                                                       NET INVESTMENT    GAIN (LOSS) ON       PAID-IN
                                                        INCOME (LOSS)       INVESTMENTS       CAPITAL
MainStay Retirement 2010 Fund                                  $4,455           $(4,454)         $ (1)
-----------------------------------------------------------------------------------------------------
MainStay Retirement 2020 Fund                                   7,246            (7,247)            1
-----------------------------------------------------------------------------------------------------
MainStay Retirement 2030 Fund                                   8,726            (8,726)           --
-----------------------------------------------------------------------------------------------------
MainStay Retirement 2040 Fund                                   3,142            (3,142)           --
-----------------------------------------------------------------------------------------------------
MainStay Retirement 2050 Fund                                     976              (976)           --
-----------------------------------------------------------------------------------------------------



The reclassifications for the Funds are primarily due to reclassifications of distributions and distributions from Underlying Funds reclassifications.

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $917,275 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Retirement 2010 Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY RETIREMENT 2010 FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016                $ 57
       2017                 860
------------------------------------
      Total                $917
------------------------------------



At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $1,352,363 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Retirement 2020 Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY RETIREMENT 2020 FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2017               $1,352
------------------------------------



At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $1,811,199 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Retirement 2030 Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY RETIREMENT 2030 FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2017               $1,811
------------------------------------



At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $1,047,866 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Retirement 2040 Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY RETIREMENT 2040 FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016               $   51
       2017                  997
------------------------------------

      Total               $1,048
------------------------------------



At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $757,866 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Retirement 2050 Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY RETIREMENT 2050 FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2017                $758
------------------------------------





                                                   mainstayinvestments.com    73

The tax character of distributions paid during the year ended October 31, 2009 and the period ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                                   2009                                       2008
                                -----------------------------------------   ----------------------------------------
                                    TAX-BASED        TAX-BASED                  TAX-BASED        TAX-BASED
                                DISTRIBUTIONS    DISTRIBUTIONS              DISTRIBUTIONS    DISTRIBUTIONS
                                FROM ORDINARY   FROM LONG-TERM              FROM ORDINARY   FROM LONG-TERM
                                       INCOME            GAINS      TOTAL          INCOME            GAINS     TOTAL
MainStay Retirement 2010 Fund        $656,191          $    --   $656,191         $46,156              $--   $46,156
--------------------------------------------------------------------------------------------------------------------
MainStay Retirement 2020 Fund         634,246           54,843    689,089          40,348               --    40,348
--------------------------------------------------------------------------------------------------------------------
MainStay Retirement 2030 Fund         667,237           42,165    709,402          58,283               --    58,283
--------------------------------------------------------------------------------------------------------------------
MainStay Retirement 2040 Fund         337,678               --    337,678          21,894               --    21,894
--------------------------------------------------------------------------------------------------------------------
MainStay Retirement 2050 Fund         188,549           56,204    244,753          40,553               --    40,553
--------------------------------------------------------------------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Retirement Funds. Custodial fees are charged to the Retirement Funds based on the market value of securities in the Retirement Funds and the number of certain cash transactions incurred by the Retirement Funds.

NOTE 6--LINE OF CREDIT:

The Retirement Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the Retirement Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Retirement Funds on the line of credit during the year ended October 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

For the year ended October 31, 2009, purchases and sales of securities were as follows:

                                      MAINSTAY RETIREMENT         MAINSTAY RETIREMENT         MAINSTAY RETIREMENT
                                           2010 FUND                   2020 FUND                   2030 FUND
                                    PURCHASES        SALES      PURCHASES        SALES      PURCHASES        SALES
U.S. Government Securities            $    --      $    --        $    --      $    --        $    --      $    --
------------------------------------------------------------------------------------------------------------------
All Others                             36,596       23,862         49,676       25,420         58,963       31,465
------------------------------------------------------------------------------------------------------------------
Total                                 $36,596      $23,862        $49,676      $25,420        $58,963      $31,465
------------------------------------------------------------------------------------------------------------------




                                           MAINSTAY RETIREMENT                          MAINSTAY RETIREMENT
                                                2040 FUND                                    2050 FUND
                                     PURCHASES                SALES               PURCHASES                SALES
U.S. Government Securities             $    --              $    --                 $    --               $   --
----------------------------------------------------------------------------------------------------------------
All Others                              34,822               17,714                  15,151                8,141
----------------------------------------------------------------------------------------------------------------
Total                                  $34,822              $17,714                 $15,151               $8,141
----------------------------------------------------------------------------------------------------------------






74    MainStay Retirement Funds

NOTE 8--CAPITAL SHARE TRANSACTIONS:

MAINSTAY RETIREMENT 2010 FUND


 INVESTOR CLASS                 SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                       16,227   $    130,137
Shares issued to
  shareholders in
  reinvestment of dividends          159          1,237
Shares redeemed                   (3,798)       (29,808)
                              -------------------------
Net increase                      12,588   $    101,566
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                       11,594   $    112,553
Shares redeemed                       (3)           (23)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      11,591        112,530
Shares converted from
  Investor Class (See Note
  1)                              (6,405)       (58,991)
                              -------------------------
Net increase                       5,186   $     53,539
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                      385,040   $  3,145,755
Shares issued to
  shareholders in
  reinvestment of dividends       15,094        116,981
Shares redeemed                 (235,937)    (1,928,123)
                              -------------------------
Net increase                     164,197   $  1,334,613
                              =========================
Year ended October 31, 2008:
Shares sold                      583,883   $  5,798,833
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  148          1,523
Shares redeemed                  (61,025)      (594,467)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     523,006      5,205,889
Shares converted into Class
  A
  (See Note 1)                     6,405         58,991
                              -------------------------
Net increase                     529,411   $  5,264,880
                              =========================

 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                    2,369,429   $ 19,282,165
Shares issued to
  shareholders in
  reinvestment of dividends       66,902        519,833
Shares redeemed               (1,362,101)   (10,831,838)
                              -------------------------
Net increase                   1,074,230   $  8,970,160
                              =========================
Year ended October 31, 2008:
Shares sold                    2,987,160   $ 28,042,739
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                4,346         44,633
Shares redeemed                 (554,684)    (5,150,421)
                              -------------------------
Net increase                   2,436,822   $ 22,936,951
                              =========================


 CLASS R2                         SHARES         AMOUNT
Period ended October 31,
  2009 (b):
Shares sold                      225,016   $  1,868,095
Shares redeemed                  (25,432)      (221,803)
                              -------------------------
Net increase                     199,584   $  1,646,292
                              =========================

(b) Class R2 shares were first offered on January 8, 2009.

 CLASS R3                         SHARES         AMOUNT
Year ended October 31, 2009:
Shares sold                       12,518   $    102,259
Shares issued to
  shareholders in
  reinvestment of dividends        2,335         18,140
Shares redeemed                  (17,552)      (145,455)
                              -------------------------
Net decrease                      (2,699)  $    (25,056)
                              =========================
Period ended October 31,
  2008 (c):
Shares sold                      116,637   $    944,846
Shares redeemed                   (4,825)       (46,149)
                              -------------------------
Net increase                     111,812   $    898,697
                              =========================

(c) Class R3 shares first commenced investment operations on May 1, 2008.




                                                   mainstayinvestments.com    75

MAINSTAY RETIREMENT 2020 FUND


 INVESTOR CLASS                  SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                        76,970   $   566,281
Shares issued to shareholders
  in reinvestment of
  dividends and distributions         956         6,802
Shares redeemed                    (9,722)      (76,601)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                       68,204       496,482
Shares converted into
  Investor Class
  (See Note 1)                      2,812        19,178
Shares converted from
  Investor Class
  (See Note 1)                    (10,021)      (71,352)
                               ------------------------
Net increase                       60,995   $   444,308
                               ========================
Period ended October 31, 2008
  (a):
Shares sold                        45,833   $   426,524
Shares redeemed                    (2,350)      (20,842)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                       43,483       405,682
Shares converted into
  Investor Class
  (See Note 1)                      5,836        51,433
Shares converted from
  Investor Class
  (See Note 1)                     (3,349)      (31,811)
                               ------------------------
Net increase                       45,970   $   425,304
                               ========================

(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                           SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                       811,161   $ 6,203,506
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      19,556       138,847
Shares redeemed                  (211,181)   (1,603,375)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      619,536     4,738,978
Shares converted into Class A
  (See Note 1)                     10,007        71,352
Shares converted from Class A
  (See Note 1)                     (2,820)      (19,178)
                               ------------------------
Net increase                      626,723   $ 4,791,152
                               ========================
Year ended October 31, 2008:
Shares sold                       680,415   $ 6,643,166
Shares issued to shareholders
  in reinvestment of
  dividends and distributions         144         1,476
Shares redeemed                   (42,229)     (386,379)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      638,330     6,258,263
Shares converted into Class A
  (See Note 1)                      3,349        31,811
Shares converted from Class A
  (See Note 1)                     (5,836)      (51,433)
                               ------------------------
Net increase                      635,843   $ 6,238,641
                               ========================

 CLASS I                           SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                     3,269,384   $24,448,430
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      72,103       513,376
Shares redeemed                (1,001,095)   (7,269,270)
                               ------------------------
Net increase                    2,340,392   $17,692,536
                               ========================
Year ended October 31, 2008:
Shares sold                     3,012,020   $27,419,854
Shares issued to shareholders
  in reinvestment of
  dividends and distributions       3,785        38,872
Shares redeemed                  (407,584)   (3,460,534)
                               ------------------------
Net increase                    2,608,221   $23,998,192
                               ========================

 CLASS R2                          SHARES        AMOUNT
Period ended October 31, 2009
  (b):
Shares sold                       130,313   $ 1,002,492
Shares redeemed                    (6,527)      (55,039)
                               ------------------------
Net increase                      123,786   $   947,453
                               ========================

(b) Class R2 shares first commenced investment operations on January 8, 2009.

 CLASS R3                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                        30,809   $   229,532
Shares issued to shareholders
  in reinvestment of
  dividends and distributions       4,223        30,064
Shares redeemed                   (10,050)      (74,374)
                               ------------------------
Net increase                       24,982   $   185,222
                               ========================
Period ended October 31, 2008
  (c):
Shares sold                       175,716   $ 1,282,242
                               ------------------------
Net increase                      175,716   $ 1,282,242
                               ========================

(c) Class R3 shares first commenced investment operations on May 1, 2008.





76    MainStay Retirement Funds

MAINSTAY RETIREMENT 2030 FUND


 INVESTOR CLASS                  SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                        69,077   $   472,304
Shares issued to shareholders
  in reinvestment of
  dividends and distributions         510         3,337
Shares redeemed                    (8,327)      (60,435)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                       61,260       415,206
Shares converted into
  Investor Class
  (See Note 1)                      3,119        24,733
Shares converted from
  Investor Class
  (See Note 1)                     (3,422)      (27,920)
                               ------------------------
Net increase                       60,957   $   412,019
                               ========================
Period ended October 31, 2008
  (a):
Shares sold                        15,289   $   136,436
Shares redeemed                       (44)          (82)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                       15,245       136,354
Shares converted from
  Investor Class
  (See Note 1)                       (204)       (1,888)
                               ------------------------
Net increase                       15,041   $   134,466
                               ========================

(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                           SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                       773,081   $ 5,484,802
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      17,887       116,620
Shares redeemed                  (184,742)   (1,332,711)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      606,226     4,268,711
Shares converted into Class A
  (See Note 1)                      3,434        27,920
Shares converted from Class A
  (See Note 1)                     (3,127)      (24,733)
                               ------------------------
Net increase                      606,533   $ 4,271,898
                               ========================
Year ended October 31, 2008:
Shares sold                       714,001   $ 6,785,775
Shares issued to shareholders
  in reinvestment of
  dividends and distributions         291         2,955
Shares redeemed                   (52,369)     (469,487)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      661,923     6,319,243
Shares converted into Class A
  (See Note 1)                        204         1,888
                               ------------------------
Net increase                      662,127   $ 6,321,131
                               ========================

 CLASS I                           SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                     4,179,658   $28,810,694
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      79,484       520,621
Shares redeemed                (1,298,386)   (8,739,161)
                               ------------------------
Net increase                    2,960,756   $20,592,154
                               ========================
Year ended October 31, 2008:
Shares sold                     3,749,096   $33,420,953
Shares issued to shareholders
  in reinvestment of
  dividends and distributions       5,446        55,328
Shares redeemed                  (431,489)   (3,573,376)
                               ------------------------
Net increase                    3,323,053   $29,902,905
                               ========================

 CLASS R2                          SHARES        AMOUNT
Period ended October 31, 2009
  (b):
Shares sold                       226,218   $ 1,613,043
Shares redeemed                   (32,294)     (238,649)
                               ------------------------
Net increase                      193,924   $ 1,374,394
                               ========================

(b) Class R2 shares first commenced investment operations on January 8, 2009.

 CLASS R3                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                        93,726   $   660,935
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      10,508        68,824
Shares redeemed                   (22,582)     (154,623)
                               ------------------------
Net increase                       81,652   $   575,136
                               ========================
Period ended October 31, 2008
  (c):
Shares sold                       534,131   $ 3,566,709
                               ------------------------
Net increase                      534,131   $ 3,566,709
                               ========================

(c) Class R3 shares first commenced investment operations on May 1, 2008.




                                                   mainstayinvestments.com    77

MAINSTAY RETIREMENT 2040 FUND


 INVESTOR CLASS                  SHARES       AMOUNT
Year ended October 31, 2009:
Shares sold                       73,171   $   472,041
Shares issued to shareholders
  in reinvestment of
  dividends                          325         2,062
Shares redeemed                   (6,321)      (43,316)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      67,175       430,787
Shares converted into
  Investor Class
  (See Note 1)                       108           641
                               -----------------------
Net increase                      67,283   $   431,428
                               =======================
Period ended October 31, 2008
  (a):
Shares sold                       14,795   $   127,544
Shares redeemed                     (878)       (5,614)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      13,917       121,930
Shares converted from
  Investor Class
  (See Note 1)                    (1,979)      (18,125)
                               -----------------------
Net increase                      11,938   $   103,805
                               =======================

(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                      441,203   $ 3,028,918
Shares issued to shareholders
  in reinvestment of
  dividends                        8,702        54,906
Shares redeemed                  (92,820)     (664,612)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     357,085     2,419,212
Shares converted from Class A
  (See Note 1)                      (108)         (641)
                               -----------------------
Net increase                     356,977   $ 2,418,571
                               =======================
Year ended October 31, 2008:
Shares sold                      357,375   $ 3,341,233
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        122         1,244
Shares redeemed                  (34,078)     (268,955)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     323,419     3,073,522
Shares converted into Class A
  (See Note 1)                     1,979        18,125
                               -----------------------
Net increase                     325,398   $ 3,091,647
                               =======================

 CLASS I                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                    2,423,866   $16,618,190
Shares issued to shareholders
  in reinvestment of
  dividends                       36,530       231,599
Shares redeemed                 (648,968)   (4,385,445)
                               -----------------------
Net increase                   1,811,428   $12,464,344
                               =======================
Year ended October 31, 2008:
Shares sold                    1,840,789   $16,765,120
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      2,034        20,650
Shares redeemed                 (202,271)   (1,650,063)
                               -----------------------
Net increase                   1,640,552   $15,135,707
                               =======================

 CLASS R2                         SHARES        AMOUNT
Period ended October 31, 2009
  (b):
Shares sold                      195,423   $ 1,350,125
Shares redeemed                  (10,909)      (75,089)
                               -----------------------
Net increase                     184,514   $ 1,275,036
                               =======================

(b) Class R2 shares had additional investments on January 8, 2009.

 CLASS R3                         SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                       86,762   $   569,698
Shares issued to shareholders
  in reinvestment of
  dividends                        7,758        49,111
Shares redeemed                  (28,437)     (199,767)
                               -----------------------
Net increase                      66,083   $   419,042
                               =======================
Period ended October 31, 2008
  (c):
Shares sold                      411,217   $ 2,657,318
Shares redeemed                     (130)         (841)
                               -----------------------
Net increase                     411,087   $ 2,656,477
                               =======================

(c) Class R3 shares first commenced investment operations on May 1, 2008.





78    MainStay Retirement Funds

MAINSTAY RETIREMENT 2050 FUND


 INVESTOR CLASS                   SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                       27,175   $   176,228
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        346         2,120
Shares redeemed                   (2,833)      (18,841)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      24,688       159,507
Shares converted into
  Investor Class
  (See Note 1)                     2,954        16,926
                               -----------------------
Net increase                      27,642   $   176,433
                               =======================
Period ended October 31, 2008
  (a):
Shares sold                       11,360   $    99,396
Shares redeemed                      (43)         (314)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      11,317        99,082
Shares converted into
  Investor Class
  (See Note 1)                       878         7,662
                               -----------------------
Net increase                      12,195   $   106,744
                               =======================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                      125,754   $   820,076
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      3,393        20,730
Shares redeemed                  (26,175)     (169,050)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     102,972       671,756
Shares converted from Class A
  (See Note 1)                    (2,959)      (16,926)
                               -----------------------
Net increase                     100,013   $   654,830
                               =======================
Year ended October 31, 2008:
Shares sold                       92,982   $   853,459
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        206         2,082
Shares redeemed                   (8,193)      (74,812)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                      84,995       780,729
Shares converted from Class A
  (See Note 1)                      (877)       (7,662)
                               -----------------------
Net increase                      84,118   $   773,067
                               =======================

 CLASS I                          SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                    1,096,923   $ 7,402,117
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     30,754       188,524
Shares redeemed                 (321,610)   (2,138,066)
                               -----------------------
Net increase                     806,067   $ 5,452,575
                               =======================
Year ended October 31, 2008:
Shares sold                    1,172,884   $10,416,650
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      3,801        38,471
Shares redeemed                 (111,895)     (941,254)
                               -----------------------
Net increase                   1,064,790   $ 9,513,867
                               =======================

 CLASS R2                         SHARES        AMOUNT
Period ended October 31, 2009
  (b):
Shares sold                       56,090   $   390,598
Shares redeemed                      (82)         (631)
                               -----------------------
Net increase                      56,008   $   389,967
                               =======================

(b) Class R2 shares were first offered on January 8, 2009.


 CLASS R3                         SHARES        AMOUNT
Year ended October 31, 2009:
Shares sold                       65,692   $   419,650
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      5,457        33,343
Shares redeemed                   (8,241)      (53,063)
                               -----------------------
Net increase                      62,908   $   399,930
                               =======================
Period ended October 31, 2008
  (c):
Shares sold                      224,425   $ 1,409,312
                               -----------------------
Net increase                     224,425   $ 1,409,312
                               =======================

(c) Class R3 shares first commenced investment operations on May 1, 2008.




NOTE 9--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through January 1, 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a

                                                   mainstayinvestments.com    79
guarantee provided to shareholders of the Equity Index Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Equity Index Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the 1940 Act, Section 206(2) of the Investment Advisers Act of 1940, as amended, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Equity Index Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the Company.

On October 1, 2009, the Board of Directors of the Company, approved the reorganization of the Retirement Funds into a corresponding "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for (1) the acquisition of all of the assets of the Retirement Funds by a corresponding series ("New Retirement Fund") of the MainStay Funds Trust, in exchange for shares of the New Retirement Funds and the assumption of all liabilities of the Retirement Funds by the corresponding New Retirement Fund and
(2) the subsequent liquidation of the Retirement Funds ("Reorganization"). After considering all relevant facts, the Board of Directors determined that the Reorganization is in the best interests of the Retirement Funds' shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

The closing of the Reorganization is expected to occur on or about February 26, 2010. The Reorganization is not subject to shareholder approval under applicable law. Upon closing, shareholders of the Retirement Funds will own shares of the corresponding class of the corresponding New Retirement Funds that are equal in number and in value to the shares of the Retirement Funds that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Importantly, the Reorganization is not expected to have a material impact on the manner in which the Retirement Funds are managed or on shareholders' ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Retirement Funds' investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

NOTE 10-- SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Retirement Funds as of and for the fiscal year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Retirement Funds' management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



80    MainStay Retirement Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Retirement 2010 Fund, the MainStay Retirement 2020 Fund, the MainStay Retirement 2030 Fund, the MainStay Retirement 2040 Fund, and the MainStay Retirement 2050 Fund ("the Funds"), five of the funds constituting Eclipse Funds, Inc., as of October 31, 2009, and the related statements of operations for the year then ended, the statements, of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Retirement 2010 Fund, the MainStay Retirement 2020 Fund, the MainStay Retirement 2030 Fund, the MainStay Retirement 2040 Fund, and the MainStay Retirement 2050 Fund of Eclipse Funds, Inc. as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and, the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2009


                                                   mainstayinvestments.com    81

BOARD CONSIDERATION AND APPROVAL OF THE MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreements between the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund ("Retirement Funds") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreements between New York Life Investments and Madison Square Investors LLC ("MSI") on behalf of the Retirement Funds.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2008 and June 2009, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Retirement Funds prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Retirement Funds' investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Retirement Funds to New York Life Investments and its affiliates, including MSI as subadviser to the Retirement Funds, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Retirement Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Retirement Funds by New York Life Investments and MSI; (ii) the investment performance of the Retirement Funds, New York Life Investments and MSI; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates, including MSI as subadviser to the Retirement Funds, from their relationship with the Retirement Funds; (iv) the extent to which economies of scale may be realized as the Retirement Funds grow, and the extent to which economies of scale may benefit Retirement Funds investors; and (v) the reasonableness of the Retirement Funds' management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Retirement Funds, and that the Retirement Funds' shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Retirement Funds. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MSI

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Retirement Funds. The Board evaluated New York Life Investments' experience in serving as manager of the Retirement Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Retirement Funds, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Retirement Funds' legal and compliance environment for overseeing MSI's compliance with the Retirement Funds' policies and investment objectives, and for implementing Board


82    MainStay Retirement Funds
directives as they relate to the Retirement Funds. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Retirement Funds' officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Retirement Funds' prospectus.

As part of its considerations, the Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with the annual review of that fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's consideration of the MainStay Group of Funds' investment advisory contracts. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that MSI proposed to provide to the Retirement Funds. The Board evaluated MSI's experience in serving as subadviser to the Retirement Funds and managing other portfolios. It examined MSI's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI's overall legal and compliance environment. The Board also reviewed MSI's willingness to invest in personnel designed to benefit the Retirement Funds. In this regard, the Board considered the experience of the Retirement Funds' portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MSI's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Retirement Funds' investment performance, the Board considered investment performance results in light of the Retirement Funds' investment objectives, strategies and risks, as disclosed in the Retirement Funds' prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Retirement Funds throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on the Retirement Funds' gross and net returns, the Retirement Funds' investment performance relative to relevant investment categories and Fund benchmarks, the Retirement Funds' risk-adjusted investment performance, and the Retirement Funds' investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Retirement Funds as compared to similar mutual funds managed by other investment advisers.

In considering the Retirement Funds' investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Retirement Funds' investment performance, as well as discussions between the Retirement Funds' portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. In considering the Retirement Funds' investment performance, the Board focused principally on the Retirement Funds' long-term performance track record.

Because the Retirement Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Retirement Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds' investment performance over time has been satisfactory. The Retirement Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Retirement Funds' prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds. The Board noted that the shareholders of the Retirement Funds indirectly pay the management fees of the underlying funds in which the Retirement Funds invest. The Board considered that any of the Retirement Funds' current investments in underlying funds that are affiliates of New York Life Investments indirectly benefit

                                                   mainstayinvestments.com    83

New York Life Investments. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the Retirement Funds, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Retirement Funds, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Retirement Funds. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Retirement Funds, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Retirement Funds. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their estimated profitability due to their overall relationships with the Retirement Funds. For New York Life Investments and MSI, the Board considered information illustrating the revenues and expenses allocated to the Retirement Funds.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Retirement Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Retirement Funds was reasonable in all material respects.

In considering the costs and profitability of the Retirement Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Retirement Funds, New York Life Investments' affiliates also earn revenues from serving the Retirement Funds in various other capacities, including as the Retirement Funds' transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Retirement Funds to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Retirement Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MSI) due to their relationships with the Retirement Funds are fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE RETIREMENT FUNDS GROW

The Board also considered whether the Retirement Funds' expense structures permitted economies of scale to be shared with Retirement Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how the Retirement Funds' management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Retirement Funds benefit from breakpoints, expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MSI may realize a larger profit margin as the Retirement Funds' assets grow over time. The Board also noted that it separately considers economies of scale as part of its review of the management agreements of the underlying funds in which the Retirement Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds' expense structures appropriately reflect economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Retirement Funds' expense structures as the Retirement Funds grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Retirement Funds' expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Retirement Funds to


84    MainStay Retirement Funds

New York Life Investments, since the fees to be paid to MSI are paid by New York Life Investments, not the Retirement Funds. The Board also considered the impact of the Retirement Funds' expense limitation arrangements pursuant to which New York Life Investments has agreed to waive its management fee entirely and to limit the Retirement Funds' total ordinary operating expenses.

In assessing the reasonableness of the Retirement Funds' fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board also considered the reasonableness of the fees and expenses the Retirement Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments' process for monitoring and disclosing potential conflicts in MSI's selection of underlying funds for the Retirement Funds. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Retirement Funds. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Retirement Funds' management fees and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Retirement Funds based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Retirement Funds' average net assets. The Board took into account information from New York Life Investments showing that the Retirement Funds' transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company ("NSC"), the Retirement Funds' transfer agent, charges the Retirement Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board particularly considered representations from New York Life Investments that the MainStay Group of Funds' transfer agent fee structure is designed to allow NSC to provide transfer agent services to the Funds essentially "at cost," and that NSC historically has realized only very modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Retirement Funds' transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500; (iv) since 2007, charging an annual $20.00 small account fee on accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Retirement Funds' management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    85

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds are required by the Internal Revenue Code to advise shareholders within 60 days of the Funds' fiscal year end, October 31, 2009, as to the federal status of dividends paid by the Funds during such fiscal year. Accordingly, the following Funds paid long-term capital gain distributions of:

MainStay Retirement 2010 Fund          $    --
----------------------------------------------
MainStay Retirement 2020 Fund           54,843
----------------------------------------------
MainStay Retirement 2030 Fund           42,165
----------------------------------------------
MainStay Retirement 2040 Fund               --
----------------------------------------------
MainStay Retirement 2050 Fund           56,204
----------------------------------------------



For the fiscal year ended October 31, 2009, the Retirement Funds designate approximately the following amounts pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

MainStay Retirement 2010 Fund          $212,933
-----------------------------------------------
MainStay Retirement 2020 Fund           310,121
-----------------------------------------------
MainStay Retirement 2030 Fund           415,610
-----------------------------------------------
MainStay Retirement 2040 Fund           209,725
-----------------------------------------------
MainStay Retirement 2050 Fund           144,724
-----------------------------------------------



The dividends paid by the following Retirement Funds during the fiscal year ended October 31, 2009 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend-received deduction.

                                         DRD%
MainStay Retirement 2010 Fund            12.9%
---------------------------------------------
MainStay Retirement 2020 Fund            18.3
---------------------------------------------
MainStay Retirement 2030 Fund            24.3
---------------------------------------------
MainStay Retirement 2040 Fund            27.5
---------------------------------------------
MainStay Retirement 2050 Fund            36.4
---------------------------------------------



In February 2010, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2009. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Retirement Funds' fiscal year end October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Retirement Funds' website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



86    MainStay Retirement Funds

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                65        None
9/24/60          ECLIPSE TRUST: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (21 funds);           Management LLC and New York
                 ICAP FUNDS, INC.: Director       Life Investment Management
                 since 2008 (4 funds);            Holdings LLC; Member of the
                 MAINSTAY TRUST: Trustee since    Board of Managers, MacKay
                 2008 (14 funds);                 Shields LLC (since 2008);
                 MAINSTAY FUNDS TRUST: Trustee    Chairman of the Board,
                 since April 2009 (4 funds);      Institutional Capital LLC,
                 and                              Madison Capital LLC, McMorgan
                 MAINSTAY VP SERIES FUND, INC.:   & Company LLC, Chairman and
                 Director since 2008 (20          Chief Executive Officer,
                 portfolios).                     NYLIFE Distributors LLC and
                                                  Chairman of the Board of
                                                  Managers, NYLCAP Manager, LLC
                                                  (since 2008); President,
                                                  Prudential Retirement, a
                                                  business unit of Prudential
                                                  Financial, Inc. (2002 to 2007)
----------------------------------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                   mainstayinvestments.com    87

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  65        Trustee, Legg Mason
8/12/51          ECLIPSE TRUST: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc.,
                 2005, and Trustee since 2000     1990)                                           since 1991 (59 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990 (21 funds);
                 ICAP FUNDS, INC.:  Chairman
                 and Director since 2006 (4
                 funds);
                 MAINSTAY TRUST: Chairman and
                 Board Member since 2007;
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since April 2009
                 (4 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             65        Trustee, State Farm
3/27/51          ECLIPSE TRUST: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee,
                 Expert since 2007 (21 funds);    2006)                                           State Farm Variable
                 ICAP FUNDS, INC.:  Director                                                      Product Trust since 2005
                 and Audit Committee Financial                                                    (9 portfolios)
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since April 2009 (4
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------






88    MainStay Retirement Funds

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER MEENAN     Indefinite;                      Independent Consultant;               65        None
12/5/41          ECLIPSE TRUST: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (21 funds);           (2000 to 2004); Independent
                 ICAP FUNDS, INC.:  Director      Consultant (1999 to 2000);
                 since 2006 (4 funds);            Head of Global Funds, Citicorp
                 MAINSTAY TRUST: Trustee since    (1995 to 1999)
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD H.       Indefinite;                      Managing Director, ICC Capital        65        None
NOLAN, JR.       ECLIPSE TRUST: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (21 funds);           (1994 to 2004)
                 ICAP FUNDS, INC.:  Director
                 since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman  and Chief Executive         65        None
TRUTANIC         ECLIPSE TRUST: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (21 funds);           Director The Carlyle Group
                 ICAP FUNDS, INC.:  Director      (private investment firm)
                 since 2007 (4 funds);            (2002 to 2004); Senior
                 MAINSTAY TRUST: Trustee since    Managing Director, Partner and
                 1994 (14 funds);                 Board Member, Groupe Arnault
                 MAINSTAY FUNDS TRUST: Trustee    S.A. (private investment firm)
                 since April 2009 (4 funds);      (1999 to 2002)
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    89

                                                                                  NUMBER OF
                 TERM OF OFFICE,                                                  FUNDS IN FUND   OTHER
                 POSITION(S) HELD                                                 COMPLEX         DIRECTORSHIPS
NAME AND         WITH THE FUND COMPLEX AND        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER
 ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               65        None
5/22/40          ECLIPSE TRUST:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (21 funds);
                 ICAP FUNDS, INC.:  Director
                 and Audit Committee Financial
                 Expert since 2007 (4 funds);
                 MAINSTAY TRUST: Trustee and
                 Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
----------------------------------------------------------------------------------------------------------------------------
JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         65        Trustee, Direxion Funds
10/22/41         ECLIPSE TRUST:                   Salomon Brothers, Inc. (1971                    (34 portfolios) and
                 Trustee since 2007 (2 funds);    to 1995)                                        Direxion Insurance Trust
                 ECLIPSE FUNDS INC.: Director                                                     (3 portfolios) since 2007;
                 since 2007 (21 funds);                                                           Trustee, Direxion Shares
                 ICAP FUNDS, INC.:  Director                                                      ETF Trust, since 2008 (22
                 since 2007 (4 funds);                                                            portfolios)
                 MAINSTAY TRUST: Trustee since
                 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since April 2009 (4 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
----------------------------------------------------------------------------------------------------------------------------






90    MainStay Retirement Funds

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.


                                                   mainstayinvestments.com    91

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EPOCH U.S. ALL CAP FUND
MAINSTAY EPOCH U.S. EQUITY FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME BUILDER FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY EPOCH GLOBAL CHOICE FUND
MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND
MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

----------------------------------------------------
Not FDIC/NCUA Insured  Not a Deposit  May Lose Value



-------------------------------------------------------
No Bank Guarantee  Not Insured by Any Government Agency
-------------------------------------------------------




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A017200         (RECYCLE LOGO)            MS283-09           MSRF11-12/09
                                                                          C1

                                   FORM N-CSR

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). Schedule II of the Code was amended during the period to designate a new Chief Compliance Officer. A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Directors has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

     The aggregate fees billed for the fiscal year ended October 31, 2009 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $580,431. The aggregate fees billed for the fiscal period ended October 31, 2008 for professional services rendered by KPMG for the audit of the Registrant's annual financial statements or services that were normally provided by KPMG in connection with the statutory and regulatory filings or engagements for that fiscal year were $626,952.

(b) Audit Related Fees

     The aggregate fees billed for the fiscal year ended October 31, 2009 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $22,500. The aggregate fees billed for the fiscal year ended October 31, 2008 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $5,000. These audit-related services include review of financial highlights for the Registrant's registration statements and issuance of consents to use KPMG's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were (i) $90,500 during the fiscal year ended October 31, 2009, and (ii) $102,975 during the fiscal year ended October 31, 2008. These services included preparation of and advice relating to federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

     The aggregate fees billed for the fiscal year ended October 31, 2009 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0. The aggregate fees billed for the fiscal year ended October 31, 2008 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were zero hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2009 and October 31, 2008 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2009 and (ii) $0 for the fiscal year ended October 31, 2008.

(h) The Registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(B) THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING (AS DEFINED IN RULE 30A-3(D)) UNDER THE INVESTMENT COMPANY ACT OF 1940 THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAS MATERIALLY AFFECTED, OR IS REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS INC.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: January 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: January 8, 2010


By: /s/ Jack R. Benintende
    ---------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: January 8, 2010

                                  EXHIBIT INDEX

(a)(1)  Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(B) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.